SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.   20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 28, 1998

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of September 28, 1998, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Equity Loan-Backed Term Notes, Series 1998-HS3)


                    Residential Funding Mortgage Securities II, Inc.
            (Exact name of registrant as specified in its charter)

DELAWARE                            333-28025                41-1808858
(State or Other Jurisdiction     (Commission            (I.R.S. Employer
of Incorporation)                   File Number)            Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota       55437
 (Address of Principal        (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits:

            4.3 Servicing Agreement dated as of September 28, 1998 among Residential Funding Corporation, as master servicer, The Chase Manhattan Bank, as indenture trustee, and the Home Equity Loan Trust 1998-HS3, as issuer.

     4.4 Amended and Restated Trust Agreement dated as of September 28, 1998 between Residential Funding Mortgage Securities II, Inc., as depositor and Wilmington Trust Company, as owner trustee.

            4.5 Indenture dated as of September 28, 1998 between Home Equity Loan Trust 1998-HS3, as issuer and The Chase Manhattan Bank, as indenture trustee, and Appendix A thereto.

     10.1 Revolving Credit Loan Purchase Agreement dated as of September 28, 1998 by Residential Funding Mortgage Securities II, Inc., as purchaser and Residential Funding Corporation, as seller.

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          RESIDENTIAL FUNDING MORTGAGE
                                    SECURITIES II, INC.


                                     By:     /s/ Diane S. Wold
                               Name: Diane S. Wold
                              Title: Vice President


Dated: October 5, 1998

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES II, INC.


                                     By:
                               Name: Diane S. Wold
                              Title: Vice President


Dated:October 5, 1998

                                  EXHIBIT 4.3

                                                                EXECUTION COPY






                       RESIDENTIAL FUNDING CORPORATION,
                              as Master Servicer



                       HOME EQUITY LOAN TRUST 1998-HS3,
                                   as Issuer


                                      and


                           THE CHASE MANHATTAN BANK
                             as Indenture Trustee


                            ----------------------

                              SERVICING AGREEMENT

                        Dated as of September 28, 1998

                            ----------------------





                            Revolving Credit Loans

                               TABLE OF CONTENTS

                                                                          Page

                             ARTICLE IDefinitions

      Section 1.01. Definitions..............................................1
      Section 1.02. Other Definitional Provisions............................2
      Section 1.03. Interest Calculations....................................2

                   ARTICLE IIRepresentations and Warranties

      Section 2.01Representations and Warranties Regarding the Master Servicer3
      Section 2.02. Representations and Warranties of the Issuer.............4
      Section 2.03. Enforcement of Representations and Warranties............4

       ARTICLE IIIAdministration and Servicingof Revolving Credit Loans

      Section 3.01. The Master Servicer......................................6
      Section 3.02. Collection of Certain Revolving Credit Loan Payments.....9
      Section 3.03. Withdrawals from the Custodial Account..................12
      Section 3.04. Maintenance of Hazard Insurance; Property Protection
            Expenses........................................................13
      Section 3.05. Modification Agreements; Release or Substitution of Lien14
      Section 3.06. Trust Estate; Related Documents.........................16
      Section 3.07. Realization Upon Defaulted Revolving Credit Loans; Loss
            Mitigation......................................................17
      Section 3.08. Issuer and Indenture Trustee to Cooperate...............18
      Section 3.09. Servicing Compensation; Payment of Certain Expenses by
            Master Servicer.................................................19
      Section 3.10. Annual Statement as to Compliance.......................20
      Section 3.11. Annual Servicing Report.................................20
      Section 3.12. Access to Certain Documentation and Information Regarding
            the Revolving Credit Loans......................................20
      Section 3.13. Maintenance of Certain Servicing Insurance Policies.....21
      Section 3.14. Information Required by the Internal Revenue Service and Reports of Foreclosures and Abandonments of Mortgaged Property..21
      Section 3.15. Optional Repurchase of Defaulted Revolving Credit Loans.21

                       ARTICLE IVServicing Certificate

      Section 4.01. Statements to Securityholders...........................22
      Section 4.02. Tax Reporting...........................................24

                                                                        Page




                           ARTICLE VPayment Account

      Section 5.01. Payment Account.........................................25

                        ARTICLE VIThe Master Servicer

      Section 6.01. Liability of the Master Servicer........................26
      Section 6.02. Merger or Consolidation of, or Assumption of the Obligations
            of, the Master Servicer.........................................26
      Section 6.03. Limitation on Liability of the Master Servicer and Others26
      Section 6.04. Master Servicer Not to Resign...........................27
      Section 6.05. Delegation of Duties....................................28
      Section 6.06. Master Servicer to Pay Indenture Trustee's and Owner
            Trustee's Fees and Expenses; Indemnification....................28

                              ARTICLE VIIDefault

      Section 7.01. Servicing Default.......................................30
      Section 7.02. Indenture Trustee to Act; Appointment of Successor......32
      Section 7.03. Notification to Securityholders.........................33

                     ARTICLE VIIIMiscellaneous Provisions

      Section 8.01. Amendment...............................................34
      SECTION 8.02. GOVERNING LAW...........................................34
      Section 8.03. Notices.................................................34
      Section 8.04. Severability of Provisions..............................35
      Section 8.05. Third-Party Beneficiaries...............................35
      Section 8.06. Counterparts............................................35
      Section 8.07. Effect of Headings and Table of Contents................35
      Section 8.08. Termination Upon Purchase by the Master Servicer or Liquidation of All Revolving Credit Loans; Partial Redemption...35
      Section 8.09. Certain Matters Affecting the Indenture Trustee.........36
      Section 8.10. Owner Trustee Not Liable for Related Documents..........36


EXHIBIT A - REVOLVING CREDIT LOAN SCHEDULE.................................A-1
EXHIBIT B - POWER OF ATTORNEY..............................................B-1
EXHIBIT C - FORM OF REQUEST FOR RELEASE....................................D-1

                                      ii

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                                                                        Page





[TPW
                                     iii

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     This Servicing Agreement, dated as of September 28, 1998, among Residential
Funding Corporation (the "Master Servicer"), the Home Equity Loan Trust 1998-HS3 (the "Issuer"), and The Chase Manhattan Bank (the "Indenture Trustee").


                         W I T N E S S E T H T H A T:


            WHEREAS, pursuant to the terms of the Revolving Credit Loan Purchase Agreement, Residential Funding Corporation (in its capacity as Seller) will sell to the Depositor the Revolving Credit Loans together with the Related Documents on the Closing Date, and thereafter all Additional Balances created on or after the Cut-off Date (except as set forth herein);

            WHEREAS, the Depositor will sell the Revolving Credit Loans and all of its rights under the Revolving Credit Loan Purchase Agreement to the Issuer, together with the Related Documents on the Closing Date, and thereafter all Additional Balances created on or after the Cut-off Date (except as set forth herein);

     WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue and transfer to or at the direction of the Depositor, the Certificates;

     WHEREAS, pursuant to the terms of the Indenture, the Issuer will issue and transfer to or at the direction of the Depositor, the Notes; and

     WHEREAS, pursuant to the terms of this Servicing Agreement, the Master Servicer will service the Revolving Credit Loans directly or through one or more Subservicers;

            NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE


                                  Definitions

      Section 1.0 Definitions. For all purposes of this Servicing Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Indenture dated September 28, 1998 (the "Indenture"), between Home Equity Loan Trust 1998-HS3, as issuer, and The Chase Manhattan Bank, as indenture trustee, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

      Section 1.0 Other Definitional Provisions. All terms defined in this Servicing Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

            As used in this Servicing  Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Servicing Agreement or in any such certificate or other document, and accounting terms partly defined in this Servicing Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Servicing Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Servicing Agreement or in any such certificate or other document shall control.

            The words "hereof," "herein," "hereunder" and words of similar import when used in this Servicing Agreement shall refer to this Servicing Agreement as a whole and not to any particular provision of this Servicing Agreement; Section and Exhibit references contained in this Servicing Agreement are references to Sections and Exhibits in or to this Servicing Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

            The definitions contained in this Servicing Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

            Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

      Section 1.0 Interest Calculations. All calculations of interest hereunder that are made in respect of the Loan Balance of a Revolving Credit Loan shall be made on a daily basis using a 365-day year. All calculations of interest on the Securities shall be made on the basis of the actual number of days in an Interest Period and a year assumed to consist of 360 days. The calculation of the Servicing Fee shall be made on the basis of a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded up.

                                   ARTICLE

                        Representations and Warranties

      Section 2.0 Representations and Warranties Regarding the Master Servicer. The Master Servicer represents and warrants to the Issuer and for the benefit of the Indenture Trustee, as pledgee of the Revolving Credit Loans, as of the Cut-off Date:

                (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Master Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Master Servicer;

               (ii) The Master Servicer has the power and authority to make, execute, deliver and perform this Servicing Agreement and all of the transactions contemplated under this Servicing Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Servicing Agreement. When executed and delivered, this Servicing Agreement will constitute the legal, valid and binding obligation of the Master Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

              (iii) The Master Servicer is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Servicing Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;

               (iv) The execution and delivery of this Servicing Agreement and the performance of the transactions contemplated hereby by the Master Servicer will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Master Servicer or any provision of the Certificate of Incorporation or Bylaws of the Master Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Master Servicer is a party or by which the Master Servicer may be bound; and

                (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Master Servicer threatened, against the Master Servicer or any of its properties or with respect to this Servicing Agreement or the Securities which in the opinion of the Master Servicer has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Servicing Agreement.

     The foregoing representations and warranties shall survive any termination of the Master Servicer hereunder.

      Section 2.02. Representations and Warranties of the Issuer. The Issuer hereby represents and warrants to the Master Servicer and for the benefit of the Indenture Trustee, as pledgee of the Revolving Credit Loans, as of the Cut-off
Date:

                (i) The Issuer is a business trust duly formed and in good standing under the laws of the State of Delaware and has full power, authority and legal right to execute and deliver this Servicing Agreement and to perform its obligations under this Servicing Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Servicing Agreement; and

               (ii) The execution and delivery by the Issuer of this Servicing Agreement and the performance by the Issuer of its obligations under this Servicing Agreement will not violate any provision of any law or regulation governing the Issuer or any order, writ, judgment or decree of any court, arbitrator or governmental authority or agency applicable to the Issuer or any of its assets. Such execution, delivery, authentication and performance will not conflict with, or result in a breach or violation of, any mortgage, deed of trust, lease or other agreement or instrument to which the Issuer is bound.

      Section 2.03. Enforcement of Representations and Warranties. The Master Servicer, on behalf of and subject to the direction of the Indenture Trustee, as pledgee of the Revolving Credit Loans, or the Issuer, shall enforce the representations and warranties of the Seller pursuant to the Revolving Credit Loan Purchase Agreement. Upon the discovery by the Seller, the Depositor, the Master Servicer, the Indenture Trustee, the Credit Enhancer, the Issuer, or any Custodian of a breach of any of the representations and warranties made in the Revolving Credit Loan Purchase Agreement, in respect of any Revolving Credit Loan which materially and adversely affects the interests of the Securityholders or the Credit Enhancer, the party discovering such breach shall give prompt written notice to the other parties (any Custo-

dian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the Seller of such breach and request that, pursuant to the terms of the Revolving Credit Loan Purchase Agreement, the Seller either (i) cure such breach in all material respects within 45 days (with respect to a breach of the representations and warranties contained in Section 3.1(a) of the Revolving Credit Loan Purchase Agreement) or 90 days (with respect to a breach of the representations and warranties contained in Section 3.1(b) of the Revolving Credit Loan Purchase Agreement) from the date the Seller was notified of such breach or (ii) purchase such Revolving Credit Loan from the Issuer at the price and in the manner set forth in Section 3.1(b) of the Revolving Credit Loan Purchase Agreement; provided that the Seller shall, subject to compliance with all the conditions set forth in the Revolving Credit Loan Purchase Agreement, have the option to substitute an Eligible Substitute Loan or Loans for such Revolving Credit Loan. In the event that the Seller elects to substitute one or more Eligible Substitute Loans pursuant to Section 3.1(b) of the Revolving Credit Loan Purchase Agreement, the Seller shall deliver to the Issuer with respect to such Eligible Substitute Loans, the original Credit Line Agreement, the Mortgage, and such other documents and agreements as are required by the Revolving Credit Loan Purchase Agreement. Payments due with respect to Eligible Substitute Loans in the month of substitution shall not be transferred to the Issuer and will be retained by the Master Servicer and remitted by the Master Servicer to the Seller on the next succeeding Payment Date provided a payment at least equal to the applicable Minimum Monthly Payment has been received by the Issuer for such month in respect of the Revolving Credit Loan to be removed. The Master Servicer shall amend or cause to be amended the Revolving Credit Loan Schedule to reflect the removal of such Revolving Credit Loan and the substitution of the Eligible Substitute Loans and the Master Servicer shall promptly deliver the amended Revolving Credit Loan Schedule to the Owner Trustee and the Indenture Trustee.

      It is understood and agreed that the obligation of the Seller to cure such breach or purchase or substitute for such Revolving Credit Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Issuer and the Indenture Trustee, as pledgee of the Revolving Credit Loans, against the Seller. In connection with the purchase of or substitution for any such Revolving Credit Loan by the Seller, the Issuer shall assign to the Seller all of its right, title and interest in respect of the Revolving Credit Loan Purchase Agreement applicable to such Revolving Credit Loan. Upon receipt of the Repurchase Price, or upon completion of such substitution, the Master Servicer shall notify the Custodian and then the Custodian shall deliver the Mortgage Files to the Master Servicer, together with all relevant endorsements and assignments prepared by the Master Servicer which the Indenture Trustee shall execute.

                                   ARTICLE

                         Administration and Servicing
                           of Revolving Credit Loans

      Section 3.0 The Master Servicer. The Master Servicer shall service and administer the Revolving Credit Loans in a manner generally consistent with the terms of the Program Guide and in a manner consistent with the terms of this Servicing Agreement and which shall be normal and usual in its general mortgage servicing activities and shall have full power and authority, acting alone or through a subservicer, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable, it being understood, however, that the Master Servicer shall at all times remain responsible to the Issuer and the Indenture Trustee, as pledgee of the Revolving Credit Loans, for the performance of its duties and obligations hereunder in accordance with the terms hereof and the Program Guide. Without limiting the generality of the foregoing, the Master Servicer shall continue, and is hereby authorized and empowered by the Issuer and the Indenture Trustee, as pledgee of the Revolving Credit Loans, to execute and deliver, on behalf of itself, the Issuer, the Indenture Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments with respect to the Revolving Credit Loans and with respect to the Mortgaged Properties. The Issuer, the Indenture Trustee and the Custodian, as applicable, shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties hereunder. In addition, the Master Servicer may, at its own discretion and on behalf of the Indenture Trustee, obtain credit information in the form of a Credit Score from a credit repository. On the Closing Date, the Indenture Trustee shall deliver to the Master Servicer a limited power of attorney substantially in the form of Exhibit B hereto.

      If the Mortgage relating to a Revolving Credit Loan did not have a lien senior to the Revolving Credit Loan on the related Mortgaged Property as of the Cut-off Date, then the Master Servicer, in such capacity, may not consent to the placing of a lien senior to that of the Mortgage on the related Mortgaged Property. If the Mortgage relating to a Revolving Credit Loan had a lien senior to the Revolving Credit Loan on the related Mortgaged Property as of the Cut-off Date, then the Master Servicer, in such capacity, may consent to the refinancing of the prior senior lien, provided that the following requirements are met:

            (i) the resulting Combined Loan-to-Value Ratio ("Combined Loan-to-Value Ratio") of such Revolving Credit Loan is no higher than the greater of the Combined Loan-to-Value Ratio prior to such refinancing or a 70% Combined Loan-to-Value Ratio (or a 80% Combined Loan-to-Value Ratio for those borrowers with a Credit Score as of the Cut-off Date of 716 or greater); provided, however, if such refinanced mortgage loan is a "rate and term" mortgage loan (meaning, the borrower does not receive any cash from the refinancing), the Combined Loan-to-Value Ratio may increase to the extent of either (a) the reasonable closing costs of such refinancing (generally up to a maximum of 5% of the Combined Loan-to-Value Ratio) or
      (b) any decrease in the value of the related Mortgaged Property, if the Mortgagor is in good standing; and

            (ii) the interest rate for the loan evidencing the refinanced senior lien is no higher than the interest rate on the loan evidencing the existing senior lien immediately prior to the date of such refinancing (meaning, in the case of an adjustable rate loan, a substantially similar index and a gross margin no higher than that of the existing senior lien); provided however if the loan evidencing the existing senior lien prior to the date of refinancing is an adjustable rate loan and the loan evidencing the refinanced senior lien is a fixed rate loan, then the interest rate on the loan evidencing the refinanced senior lien may be up to 2.0% higher than the then-current mortgage rate of the loan evidencing the existing senior lien; and

            (iii) the loan evidencing the refinanced senior lien is not subject to negative amortization.

      The Master Servicer may also, without prior approval of the Rating Agencies or the Credit Enhancer, increase the Credit Limits on Revolving Credit Loans (a "Credit Limit Increase"), provided that (i) a new appraisal is obtained, (ii) the new Combined Loan-to-Value Ratio of any such Revolving Credit Loan after giving effect to such increase is less than or equal to the Combined Loan-to-Value Ratio of the Revolving Credit Loan as of the Cut-off Date, (iii) the Master Servicer receives verbal verification of employment of the related Mortgagor and (iv) the payment history of the related borrower is within the underwriting parameters of the Guide. In addition, the Master Servicer may increase the Credit Limits on Revolving Credit Loans without obtaining new appraisals provided that clauses (ii) through (iv) of the preceding sentence are satisfied, the Combined Loan-to-Value Ratio of the Revolving Credit Loan following the Credit Limit Increase will be limited to 100% and at no time shall the aggregate Principal Balance of such Revolving Credit Loans exceed 10% of the current Pool Balance; provided further, however, that for Revolving Credit Loans with original Combined Loan-to-Value Ratios in excess of 80%, the Combined Loan-to-Value Ratio resulting from such Credit Limit Increase must be less than or equal to the original Combined Loan-to-Value Ratio and at no time shall the aggregate Principal Balance of such Revolving Credit Loans exceed 5% of the current Pool Balance.

      In connection with servicing the Revolving Credit Loans, the Master Servicer may take reasonable actions to encourage or effect the termination of Loan Agreements that have become dormant.

      The relationship of the Master Servicer (and of any successor to the Master Servicer as servicer under this Servicing Agreement) to the Issuer under this Servicing Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

        The Master Servicer may enter into Subservicing Agreements with Subservicers for the servicing and administration of certain of the Revolving Credit Loans. References in this Servicing Agreement to actions taken or to be taken by the Master Servicer in servicing the Revolving Credit Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer and any amount actually received by such Subservicer in respect of a Revolving Credit Loan shall be deemed to have been received by the Master Servicer whether or not actually received by the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are not inconsistent with this Servicing Agreement and as the Master Servicer and the Subservicer have agreed. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicers will remain obligated under the related Subservicing Agreements. The Master Servicer and the Subservicer may enter into amendments to the related Subservicing Agreements; provided, however, that any such amendments shall not cause the Revolving Credit Loans to be serviced in a manner that would be materially inconsistent with the standards set forth in this Servicing Agreement. The Master Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions thereof and without any limitation by virtue of this Servicing Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Revolving Credit Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. The Master Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Master Servicer and nothing contained in this Servicing Agreement shall be deemed to limit or modify such indemnification.

      In the event that the rights, duties and obligations of the Master Servicer are terminated hereunder, any successor to the Master Servicer in its sole discretion may, to the extent permitted by applicable law, terminate the existing Subservicing Agreement with any Subservicer in accordance with the terms of the applicable Subservicing Agreement or assume the terminated Master Servicer's rights and obligations under such subservicing arrangements which termination or assumption will not violate the terms of such arrangements.

      As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Securityholders and the Credit Enhancer, shall use reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material adverse effect on a Revolving Credit Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Revolving Credit

Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Revolving Credit Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

      Section 3.0 Collection of Certain Revolving Credit Loan Payments. The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Revolving Credit Loans, and shall, to the extent such procedures shall be consistent with this Servicing Agreement and generally consistent with the Program Guide, follow such collection procedures as shall be normal and usual in its general mortgage servicing activities. Consistent with the foregoing, and without limiting the generality of the foregoing, the Master Servicer may in its discretion waive any late payment charge, penalty interest or other fees which may be collected in the ordinary course of servicing such Revolving Credit Loan. The Master Servicer may also extend the Due Date for payment due on a Revolving Credit Loan in accordance with the Program Guide, provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related insurance policy or materially adversely affect the lien of the related Mortgage (except as described below) or the interests of the Securityholders and the Credit Enhancer. Consistent with the terms of this Servicing Agreement, the Master Servicer may also:

      (i) waive, modify or vary any term of any Revolving Credit Loan (including reduce the Credit Limit with respect to any Revolving Credit Loan);

      (ii) consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor;

      (iii) arrange with a Mortgagor a schedule for the payment of principal and interest due and unpaid;


      (iv) forgive any portion of the amounts contractually owed under the Revolving Credit Loan;

      (v) capitalize any past due amounts owed under the Revolving Credit Loan by adding amounts in arrearage to the existing principal balance of the Revolving Credit Loan (a "Capitalization Workout"), provided, however, that the Master Servicer shall not enter into a Capitalization Workout unless the Combined Loan-to-Value Ratio of the Revolving Credit Loan prior to the Capitalization Workout equals or exceeds 80%;


      (vi) reset the due date for the Revolving Credit Loan, or any combination of the foregoing;

if in the Master Servicer's determination such waiver, modification, postponement or indulgence, arrangement or other action referred to above is not materially adverse to the interests of the Securityholders or the Credit Enhancer and is generally consistent with the Master Servicer's policies with respect to revolving credit loans similar to Revolving Credit Loans; provided, however, that the Master Servicer may not modify or permit any Subservicer to modify any Revolving Credit Loan (including without limitation any modification that would change the Loan Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Revolving Credit Loan), capitalize any arrearage for the related Revolving Credit Loan or extend the final maturity date of such Revolving Credit Loan) unless such Revolving Credit Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable. The general terms of any waiver, modification, postponement or indulgence with respect to any of the Revolving Credit Loans will be included in the Servicing Certificate, and such Revolving Credit Loans will not be considered "delinquent" for the purposes of the Basic Documents so long as the Mortgagor complies with the terms of such waiver, modification, post-

ponement or indulgence. In addition, if a Revolving Credit Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable, the Master Servicer may, through modification, convert such Revolving Credit Loan to a fully amortizing closed-end loan. Notwithstanding the foregoing, the Master Servicer in its sole discretion (i) may permit the Mortgagor (or may enter into a modification agreement which will allow the Mortgagor) to make monthly payments, with respect to any Billing Cycle during the related Draw Period, in a minimum amount that will be equal to the related finance charge for such Billing Cycle and (ii) may reduce the amount of the Credit Limit (to an amount no less than the then current Principal Balance of such Revolving Credit Loan) in connection with any refinancing of a senior lien pursuant to the second paragraph of Section 3.01(a) of this Agreement.

            The Master Servicer shall establish a Custodial Account, which shall be an Eligible Account in which the Master Servicer shall deposit or cause to be deposited any amounts repre-

senting payments and collections in respect of the Revolving Credit Loans received by it subse-

quent to the Cut-off Date (other than in respect of the payments referred to in the following paragraph) within one Business Day following receipt thereof (or otherwise on or prior to the Closing Date), including the following payments and collections received or made by it (without duplication):

                (i) all payments of principal or interest on the Revolving Credit Loans received by the Master Servicer from the respective Subservicer, net of any portion of the interest thereof retained by the Subservicer as Subservicing Fees;

               (ii) the aggregate Repurchase Price of the Revolving Credit Loans purchased by the Master Servicer pursuant to Section 3.15;

      (iii)     Net Liquidation Proceeds net of any related Foreclosure Profit;

               (iv) all proceeds of any Revolving Credit Loans repurchased by the Seller pursuant to the Revolving Credit Loan Purchase Agreement, and all Substitution Adjustment Amounts required to be deposited in connection with the substitution of an Eligible Substitute Loan pursuant to the Revolving Credit Loan Purchase Agreement;

                (v) insurance proceeds, other than Net Liquidation Proceeds, resulting from any insurance policy maintained on a Mortgaged Property; and

               (vi) amounts required to be paid by the Master Servicer pursuant to Section 8.08.

provided, however, that with respect to each Collection Period, the Master Servicer shall be permitted to retain from payments in respect of interest on the Revolving Credit Loans, the Master Servicing Fee for such Collection Period. The foregoing requirements respecting deposits to the Custodial Account are exclusive, it being understood that, without limiting the generality of the foregoing, the Master Servicer need not deposit in the Custodial Account amounts representing Foreclosure Profits, fees (including annual fees) or late charge penalties payable by Mortgagors (such amounts to be retained as additional servicing compensation in accordance with Section 3.09 hereof), or amounts received by the Master Servicer for the accounts of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for the notes or certificates of other series and may contain other funds respecting payments on revolving credit loans or other mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Revolving Credit Loans and shall hold all collections in the Custodial Account to the extent they represent collections on the Revolving Credit Loans for the benefit of the Trust, the Securityholders and the Indenture Trustee, as their interests may appear. The Master Servicer shall retain all Foreclosure Profits as additional servicing compensation.

      The Master Servicer may cause the institution maintaining the Custodial Account to invest any funds in the Custodial Account in Permitted Investments (including obligations of the Master Servicer or any of its Affiliates, if such obligations otherwise qualify as Permitted Investments), which shall mature not later than the Business Day preceding the next Payment Date and shall not be sold or disposed of prior to its maturity. Except as provided above, all income and gain realized from any such investment shall inure to the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of the principal amount of any such investments shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized.

            The Master Servicer will require each Subservicer to hold all funds constituting collections on the Revolving Credit Loans, pending remittance thereof to the Master Servicer, in one or more accounts meeting the requirements of an Eligible Account, and invested in Permitted Investments.

      Section 3.0 Withdrawals from the Custodial Account. The Master Servicer shall, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.02 that are attributable to the Revolving Credit Loans for the following purposes:

                (i) to deposit in the Payment Account, on the Business Day prior to each Payment Date, an amount equal to the Interest Collections and Principal Collections required to be distributed on such Payment Date;

               (ii) prior to either an Amortization Event or the Collection Period preceding the end of the Revolving Period, to pay to the Seller, the amount of any Additional Balances as and when created during the related Collection Period, provided, that the aggregate amount so paid to the Seller in respect of Additional Balances at any time during any Collection Period shall not exceed the amount of Principal Collections theretofore received for such Collection Period;

              (iii) to the extent deposited to the Custodial Account, to reimburse itself or the related Subservicer for previously unreimbursed expenses incurred in maintaining individual insurance policies pursuant to
      Section 3.04, or Liquidation Expenses, paid pursuant to Section 3.07 or otherwise reimbursable pursuant to the terms of this Servicing Agreement (to the extent not payable pursuant to Section 3.09), such withdrawal right being limited to amounts received on particular Revolving Credit Loans (other than any Repurchase Price in respect thereof) which represent late recoveries of the payments for which such advances were made, or from related Liquidation Proceeds or the proceeds of the purchase of such Revolving Credit Loan;

               (iv) to pay to itself out of each payment received on account of interest on a Revolving Credit Loan as contemplated by Section 3.09, an amount equal to the related Master Servicing Fee (to the extent not retained pursuant to Section 3.02), and to pay to any Subservicer any Subservicing Fees not previously withheld by the Subservicer;

                (v) to the extent deposited in the Custodial Account to pay to itself as additional servicing compensation any interest or investment income earned on funds deposited in the Custodial Account and Payment Account that it is entitled to withdraw pursuant to Sections 3.02(b) and 5.01;

               (vi) to the extent deposited in the Custodial Account, to pay to itself as additional servicing compensation any Foreclosure Profits (to the extent permitted by law);

              (vii) to pay to itself or the Seller, with respect to any Revolving Credit Loan or property acquired in respect thereof that has been purchased or otherwise transferred to the Seller, the Master Servicer or other entity, all amounts received thereon and not required to be distributed to Securityholders as of the date on which the related Purchase Price or Repurchase Price is determined;

             (viii) to withdraw any other amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.02; and

               (ix) after the occurrence of an Amortization Event, to pay to the Seller, the Excluded Amount for each Revolving Credit Loan.

Since, in connection with withdrawals  pursuant to clauses (iii), (iv), (vi) and
(vii), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Revolving Credit Loan, the Master Servicer shall keep and maintain separate accounting, on a Revolving Credit Loan by Revolving Credit Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses. Notwithstanding any other provision of this Servicing Agreement, the Master Servicer shall be entitled to reimburse itself for any previously unreimbursed expenses incurred pursuant to Section
3.07 or otherwise reimbursable pursuant to the terms of this Servicing Agreement that the Master Servicer determines to be otherwise non-

recoverable (except with respect to any Revolving Credit Loan as to which the Repurchase Price has been paid), by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Revolving Credit Loans on any Business Day prior to the Payment Date succeeding the date of such determination.

      Section 3.0 Maintenance of Hazard Insurance; Property Protection Expenses. The Master Servicer shall cause to be maintained for each Revolving Credit Loan hazard insurance naming the Master Servicer or related Subservicer as loss payee thereunder providing extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Revolving Credit Loan from time to time or (ii) the combined principal balance owing on such Revolving Credit Loan and any mortgage loan senior to such Revolving Credit Loan from time to time; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. The Master Servicer shall also cause to be maintained on property acquired upon fore-

closure, or deed in lieu of foreclosure, of any Revolving Credit Loan, fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account to the extent called for by Section 3.02. In cases in which any Mortgaged Property is located at any time during the life of a Revolving Credit Loan in a federally designated flood area, the hazard insurance to be maintained for the related Revolving Credit Loan shall include flood insurance (to the extent available). All such flood insurance shall be in amounts equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program). The Master Servicer shall be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Revolving Credit Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Master Servicer shall obtain and maintain a blanket policy consistent with its general mortgage servicing activities insuring against hazard losses on all of the Revolving Credit Loans, it shall conclusively be deemed to have satis-

fied its obligations as set forth in the first sentence of this Section 3.04, it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.04 and there shall have been a loss which would have been covered by such policy, deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the last Business Day of the Collection Period in the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as servicer of the Revolving Credit Loans, the Master Servicer agrees to present, on behalf of itself, the Issuer and the Indenture Trustee, claims under any such blanket policy.

      Section 3.0 Modification Agreements; Release or Substitution of Lien. (a) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to (A) execute assumption agreements, substitution agreements, and instruments of satisfaction or cancellation or of partial or full release or discharge, or any other document contemplated by this Servicing Agreement and other comparable instruments with respect to the Revolving Credit Loans and with respect to the Mortgaged Properties subject to the Mortgages (and the Issuer and the Indenture Trustee each shall promptly execute any such documents on request of the Master Servicer) and (B) approve the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters, if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Revolving Credit Loan, that the security for, and the timely and full collectability of, such Revolving Credit Loan would not be adversely affected thereby. A partial release pursuant to this Section 3.05 shall be permitted only if the Combined Loan-to-Value Ratio for such Revolving Credit Loan after such partial release does not exceed the Combined Loan-to-Value Ratio for such Revolving Credit Loan as of the Cut-off Date. Any fee collected by the Master Servicer or the related Subservicer for processing such request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

      (b) The Master Servicer may enter into an agreement with a Mortgagor to release the lien on the Mortgaged Property relating to a Revolving Credit Loan (the "Existing Lien"), if at the time of such agreement the Revolving Credit Loan is current in payment of principal and interest, under any of the following circumstances:

            (i) in any case in which, simultaneously with the release of the Existing Lien, the Mortgagor executes and delivers to the Master Servicer a Mortgage on a substitute Mortgaged Property, provided that the Combined Loan-to-Value Ratio of the Revolving Credit Loan (calculated based on the Appraised Value of the substitute Mortgaged Property) is not greater than the Combined Loan-to-Value Ratio prior to releasing the Existing Lien;

            (ii) in any case in which, simultaneously with the release of the Existing Lien, the Mortgagor executes and delivers to the Master Servicer a Mortgage on a substitute Mortgaged Property, provided that: (A) the Combined Loan-to-Value Ratio of the Revolving Credit Loan (calculated based on the Appraised Value of the substitute Mortgaged Property) is not greater than the lesser of (1) 100% and (2) 105% of the Combined
      Loan-to-Value Ratio prior to releasing the Existing Lien; and (B) the Master Servicer determines that at least two appropriate compensating factors are present (compensating factors may include, without limitation, an increase in the Mortgagor's monthly cash flow after debt service, the Mortgagor's debt-to-income ratio has not increased since origination, or an increase in the Mortgagor's credit score); or

            (iii) in any case in which, at the time of release of the Existing Lien, the Mortgagor does not provide the Master Servicer with a Mortgage on a substitute Mortgaged Property (any Revolving Credit Loan that becomes and remains unsecured in accordance with this subsection, an "Unsecured Loan"), provided that: (A) the current Combined Loan-to-Value Ratio is greater than or equal to 85%; (B) the Master Servicer shall not permit the release of an Existing Lien under this clause (iii) as to more than 100 Revolving Credit Loans in any calendar year; (C) at no time shall the aggregate Principal Balance of Unsecured Loans exceed 2.5% of the then Pool Balance; (D) the Mortgagor agrees to an automatic debit payment plan; and (E) the Master Servicer shall provide notice to each Rating Agency that has requested notice of such releases.

      In connection with any Unsecured Loan, the Master Servicer may require the Mortgagor to enter into an agreement under which: (i) the Loan Rate may be increased effective until a substitute Mortgage meeting the criteria under
      (i) or (ii) above is provided; or (ii) any other provision may be made which the Master Servicer considers to be appropriate. Thereafter, the Master Servicer shall determine in its discretion whether to accept any proposed Mortgage on any substitute Mortgaged Property as security for the Revolving Credit Loan, and the Master Servicer may require the Mortgagor to agree to any further conditions which the Master Servicer considers appropriate in connection with such substitution, which may include a reduction of the Loan Rate (but not below the Loan Rate in effect at the Closing Date). Any Revolving Credit Loan as to which a Mortgage on a substitute Mortgaged Property is provided in accordance with the preceding sentence shall no longer be deemed to be an Unsecured Loan.

     Section 3.0 Trust Estate; Related Documents. When required by the provisions of this Servicing Agreement, the Issuer or the Indenture Trustee shall execute instruments to release property from the terms of the Trust Agreement, Indenture or Custodial
Agreement, as applicable, or convey the Issuer's or the Indenture Trustee's interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Servicing Agreement. No party relying upon an instrument executed by the Issuer or the Indenture Trustee as provided in this Section 3.06 shall be bound to ascertain the Issuer's or the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

            If from time to time the Master Servicer shall deliver to the Custodian copies of any written assurance, assumption agreement or substitution agreement or other similar agreement pursuant to Section 3.05, the Custodian shall check that each of such documents purports to be an original executed copy (or a copy of the original executed document if the original executed copy has been submitted for recording and has not yet been returned) and, if so, shall file such documents, and upon receipt of the original executed copy from the applicable recording office or receipt of a copy thereof certified by the applicable recording office shall file such originals or certified copies with the Related Documents. If any such documents submitted by the Master Servicer do not meet the above qualifications, such documents shall promptly be returned by the Custodian to the Master Servicer, with a direction to the Master Servicer to forward the correct documentation.

            Upon receipt of a Request for Release from the Master Servicer, substantially in the form of Exhibit C (or an electronic request in a form acceptable to the Custodian) to the effect that a Revolving Credit Loan has been the subject of a final payment or a prepayment in full and the related Revolving Credit Loan has been terminated or that substantially all Liquidation Proceeds which have been determined by the Master Servicer in its reasonable judgment to be finally recoverable have been recovered, and upon deposit to the Custodial Account of such final monthly payment, prepayment in full together with accrued and unpaid interest to the date of such payment with respect to such Revolving Credit Loan or, if applicable, Liquidation Proceeds, the Custodian shall promptly release the Related Documents to the Master Servicer, which the Indenture Trustee shall execute, along with such documents as the Master Servicer or the Mortgagor may request to evidence satisfaction and discharge of such Revolving Credit Loan, upon request of the Master Servicer. If from time to time and as appropriate for the servicing or foreclosure of any Revolving Credit Loan, the Master Servicer requests the Custodian to release the Related Documents and delivers to the Custodian a trust receipt reasonably satisfactory to the Custodian and signed by a Responsible Officer of the Master Servicer, the Custodian shall release the Related Documents to the Master Servicer. If such Revolving Credit Loans shall be liquidated and the Custodian receives a certificate from the Master Servicer as provided above, then, upon request of the Master Servicer, the Custodian shall release the trust receipt to the Master Servicer.

      Section 3.0 Realization Upon Defaulted Revolving Credit Loans; Loss Mitigation. With respect to such of the Revolving Credit Loans as come into and continue in default, the Master Servicer will decide whether to (i) foreclose upon the Mortgaged Properties securing such Revo-

lving Credit Loans, (ii) write off the unpaid principal balance of the Revolving Credit Loans as bad debt, (iii) take a deed in lieu of foreclosure, (iv) accept a short sale (a payoff of the Revolving

Credit Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permit a short refinancing (a payoff of the Revolving Credit Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property),
(v) arrange for a repayment plan, (vi) agree to a modification in accordance with this Servicing Agreement, or (vii) take an unsecured note, in connection with a negotiated release of the lien of the Mortgage in order to facilitate a settlement with the Mortgagor; in each case subject to the rights of any related first lien holder; provided that in connection with the foregoing if the Master Servicer has actual knowledge that any Mortgaged Property is affected by hazardous or toxic wastes or substances and that the acquisition of such Mortgaged Property would not be commercially reasonable, then the Master Servicer will not cause the Issuer or the Indenture Trustee to acquire title to such Mortgaged Property in a foreclosure or similar proceeding. In connection with such decision, the Master Servicer shall follow such practices (including, in the case of any default on a related senior mortgage loan, the advancing of funds to correct such default if deemed to be appropriate by the Master Servicer) and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or attempted foreclosure which is not completed or other conversion in a manner that is consistent with the provisions of this Servicing Agreement. The foregoing is subject to the proviso that the Master Servicer shall not be required to expend its own funds in connection with any foreclosure or attempted foreclosure which is not completed or towards the correction of any default on a related senior mortgage loan or restoration of any property unless it shall determine that such expenditure will increase Net Liquidation Proceeds. In the event of a determination by the Master Servicer that any such expenditure previously made pursuant to this Section 3.07 will not be reimbursable from Net Liquidation Proceeds, the Master Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.03.

      Notwithstanding any provision of this Servicing Agreement, a Revolving Credit Loan may be deemed to be finally liquidated if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Revolving Credit Loan have been received; provided, however, that any subsequent collections with respect to any such Revolving Credit Loan shall be deposited to the Custodial Account. For purposes of determining the amount of any Liquidation Proceeds or Insurance Proceeds, or other unscheduled collections, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Revolving Credit Loan.

      In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Indenture Trustee, who shall hold the same on behalf of the Issuer in accordance with Section 3.13 of the Indenture. Notwithstanding any such acquisition of title and cancellation of the related Revolving Credit

Loan, such Mortgaged Property shall (except as otherwise expressly provided herein) be considered to be an outstanding Revolving Credit Loan held as an asset of the Issuer until such time as such property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder, so long as such Mortgaged Property shall be considered to be an outstanding Revolving Credit Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Credit Line Agreement shall have been discharged, such Credit Line Agreement in effect at the time of any such acquisition of title before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period will remain in effect.

      Any proceeds from foreclosure proceedings or the purchase or repurchase of any Revolving Credit Loan pursuant to the terms of this Servicing Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds or Insurance Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with this Section 3.07; second, to the Master Servicer or the related Subservicer, all Servicing Fees payable therefrom; third, to the extent of accrued and unpaid interest on the related Revolving Credit Loan, at the Net Loan Rate to the Payment Date on which such amounts are to be deposited in the Payment Account; fourth, as a recovery of principal on the Revolving Credit Loan; and fifth, to Foreclosure Profits.

      Section 3.0 Issuer and Indenture Trustee to Cooperate. On or before each Payment Date, the Master Servicer will notify the Indenture Trustee or the Custodian, with a copy to the Issuer, of the termination of or the payment in full and the termination of any Revolving Credit Loan during the preceding Collection Period. Upon receipt of payment in full, the Master Servicer is authorized to execute, pursuant to the authorization contained in Section 3.01, if the assignments of Mortgage have been recorded if required under the
Revolving  Credit  Loan  Purchase  Agreement,   an  instrument  of  satisfaction
regarding the related Mortgage, which instrument of satisfaction shall be recorded by the Master Servicer if required by applicable law and be delivered to the Person entitled thereto. It is understood and agreed that any expenses incurred in connection with such instrument of satisfaction or transfer shall be reimbursed from amounts deposited in the Custodial Account. From time to time and as appropriate for the servicing or foreclosure of any Revolving Credit Loan, the Indenture Trustee or the Custodian shall, upon request of the Master Servicer and delivery to the Indenture Trustee or Custodian, with a copy to the Issuer, of a Request for Release, in the form annexed hereto as Exhibit C (or an electronic request, in a form acceptable to the Custodian), signed by a Servicing Officer, release or cause to be released the related Mortgage File to the Master Servicer and the Issuer or Indenture Trustee shall promptly execute such documents, in the forms provided by the Master Servicer, as shall be necessary for the prosecution of any such proceedings or the taking of other servicing actions. Such trust receipt shall obligate the Master Servicer to return the Mortgage File to the Indenture Trustee or the Custodian (as specified in such receipt) when the need therefor by the Master Servicer no longer exists unless the Revolving Credit Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the trust receipt shall be released to the Master Servicer.

[
                                      18

      In order to  facilitate  the  foreclosure  of the  Mortgage  securing  any
Revolving Credit Loan that is in default following recordation of the assignments of Mortgage in accordance with the provisions of the Revolving Credit Loan Purchase Agreement, the Indenture Trustee or the Issuer shall, if so requested in writing by the Master Servicer, promptly execute an appropriate assignment in the form provided by the Master Servicer to assign such Revolving Credit Loan for the purpose of collection to the Master Servicer (any such assignment shall unambiguously indicate that the assignment is for the purpose of collection only), and, upon such assignment, such assignee for collection will thereupon bring all required actions in its own name and otherwise enforce the terms of the Revolving Credit Loan and deposit or credit the Net Liquidation Proceeds, exclusive of Foreclosure Profits, received with respect thereto in the Custodial Account. In the event that all delinquent payments due under any such Revolving Credit Loan are paid by the Mortgagor and any other defaults are cured, then the assignee for collection shall promptly reassign such Revolving Credit Loan to the Indenture Trustee and return all Related Documents to the place where the related Mortgage File was being maintained.

      In connection with the Issuer's obligation to cooperate as provided in this Section 3.08 and all other provisions of this Servicing Agreement requiring the Issuer to authorize or permit any actions to be taken with respect to the Revolving Credit Loans, the Indenture Trustee, as pledgee of the Revolving Credit Loans and as assignee of record of the Revolving Credit Loans on behalf of the Issuer pursuant to Section 3.13 of the Indenture, expressly agrees, on behalf of the Issuer, to take all such actions on behalf of the Issuer and to promptly execute and return all instruments reasonably required by the Master Servicer in connection therewith; provided that if the Master Servicer shall request a signature of the Indenture Trustee, on behalf of the Issuer, the Master Servicer will deliver to the Indenture Trustee an Officer's Certificate stating that such signature is necessary or appropriate to enable the Master Servicer to carry out its servicing and admin-

istrative duties under this Servicing Agreement.

      Section 3.0 Servicing Compensation; Payment of Certain Expenses by Master Servicer. The Master Servicer shall be entitled to receive the Master Servicing Fee in accordance with Sections 3.02 and 3.03 as compensation for its services in connection with servicing the Revolving Credit Loans. Moreover, additional servicing compensation in the form of late payment charges and other receipts not required to be deposited in the Custodial Account as specified in Section
3.02 shall be retained by the Master Servicer. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of all other fees and expenses not expressly stated hereunder to be for the account of the Securityholders, including, without limitation, the fees and expenses of the Owner Trustee, Indenture Trustee and any Custodian) and shall not be entitled to reimbursement therefor.

      Section 3. Annual Statement as to Compliance. The Master Servicer will deliver to the Issuer, each Underwriter and the Indenture Trustee, with a copy to the Credit Enhancer, on or before March 31 of each year, beginning March 31, 1999, an Officer's Certificate stating that (i) a review of the activities of the Master Servicer during the preceding calendar year and of its performance under servicing agreements, including this Servicing Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Servicing Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

            The Master Servicer shall deliver to the Issuer and the Indenture Trustee, with a copy to the Credit Enhancer, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice by means of an Officer's Certificate of any event which with the giving of notice or the lapse of time or both, would become a Servicing Default.

      Section 3. Annual Servicing Report. On or before March 31 of each year, beginning March 31, 1999, the Master Servicer at its expense shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Master Servicer) to furnish a report to the Issuer, the Indenture Trustee, the Depositor, each Underwriter, the Credit Enhancer and each Rating Agency stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.10 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of revolving credit loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

      Section 3. Access to Certain Documentation and Information Regarding the Revolving Credit Loans. Whenever required by statute or regulation, the Master Servicer shall provide to the Credit Enhancer, any Securityholder upon reasonable request (or a regulator for a Securityholder) or the Indenture Trustee, reasonable access to the documentation regarding the Revolving Credit Loans such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Master Servicer. Nothing in this Section 3.12 shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Master Servicer to provide access as provided in this Section 3.12 as a result of such obligation shall not constitute a breach of this Section 3.12.

      Section 3. Maintenance of Certain Servicing Insurance Policies. The Master Servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as master servicer hereunder and (ii) a fidelity bond in respect of its officers, employees or agents. Each such policy or policies and bond shall be at least equal to the coverage that would be required by FNMA or FHLMC, whichever is greater, for Persons performing servicing for revolving credit loans purchased by such entity.

      Section 3.  Information  Required  by the  Internal  Revenue  Service  and
Reports of Foreclosures and Abandonments of Mortgaged Property. The Master Servicer shall prepare and deliver all federal and state information reports with respect to the Revolving Credit Loans when and as required by all applicable state and federal income tax laws. In particular, with respect to the requirement under Section 6050J of the Code to the effect that the Master Servicer or Subservicer shall make reports of foreclosures and abandonments of any mortgaged property for each year beginning in 1998, the Master Servicer or Subservicer shall file reports relating to each instance occurring during the previous calendar year in which the Master Servicer (i) on behalf of the Issuer, acquires an interest in any Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Revolving Credit Loan, or (ii) knows or has reason to know that any Mortgaged Property has been abandoned. The reports from the Master Servicer or Subservicer shall be in form and substance sufficient to meet the reporting requirements imposed by Section 6050J and Section 6050H (reports relating to mortgage interest received) of the Code.

     Section 3. Optional Repurchase of Defaulted Revolving Credit Loans. Notwith- standing any provision in Section 3.07 to the contrary, the Master Servicer, at its option and in its sole discretion, may repurchase any Revolving Credit Loan delinquent in payment for a period of 60 days or longer for a price equal to the Repurchase Price.

                                   ARTICLE

                             Servicing Certificate

      Section 4.0 Statements to Securityholders. With respect to each Payment Date, on the Business Day following the related Determination Date, the Master Servicer shall forward to the Indenture Trustee and the Indenture Trustee pursuant to Section 3.26 of the Indenture shall forward or cause to be forwarded by mail to each Certificateholder, Noteholder, the Credit Enhancer, the Depositor, the Owner Trustee, the Certificate Paying Agent and each Rating Agency, a statement setting forth the following information (the "Servicing Certificate") as to the Notes and Certificates, to the extent applicable:

               (i) the aggregate amount of (a) Interest Collections, (b) Principal Collections and (c) Substitution Adjustment Amounts;

               (ii) the amount of such distribution as principal to the Noteholders;

             (iii)  the  amount  of  such   distribution   as  interest  to  the
      Noteholders, separately stating the portion thereof in respect of overdue accrued interest;

              (iv) the amount of any Credit Enhancement Draw Amount, if any, for such Payment Date and the aggregate amount of prior draws thereunder not yet reimbursed;

               (v) the amount of such distribution as principal and interest to the Certificateholders of the Certificates, separately stating the portion thereof which resulted in a reduction of the Certificate Principal Balance thereof;

              (vi) the aggregate Loan Balance of the Revolving Credit Loans as of the end of the preceding Collection Period;

             (vii) the aggregate amount of Additional Balances created during the previous Collection Period conveyed to the Issuer;

            (viii) the number and aggregate Loan Balances of Revolving Credit Loans (a) as to which the Minimum Monthly Payment is Delinquent for 30-59 days, 60-89 days and 90 or more days, respectively, (b) that are foreclosed and (c) that have become REO, in each case as of the end of the related Collection Period; provided, however, that such information will not be provided on the statements relating to the first Payment Date;

              (ix) the weighted average Net Loan Rate for the related Collection Period;

               (x) the aggregate Liquidation Loss Amounts with respect to the related Collection Period, the amount of any Liquidation Loss Distribution Amounts with respect to the Notes, and the aggregate of the Liquidation Loss Amounts from all Collection Periods to date expressed as dollars and as a percentage of the aggregate Cut-off Date Loan Balance;

              (xi) the aggregate Excess Loss Amounts with respect to the related Collection Period and the aggregate of the Excess Loss Amounts from all Collection Periods to date;

             (xii) the aggregate Special Hazard Losses, Fraud Losses, Bankruptcy Losses and losses caused by or resulting from an Extraordinary Event with respect to the related Collection Period and the aggregate of each of such losses from all Collection Periods to date;

            (xiii) the Note  Balance of each Class of Notes and the  Certificate
      Principal  Balance  of  the  Certificates   after  giving  effect  to  the
      distribution of principal on such Payment Date;

             (xiv)  the  aggregate  Servicing  Fees for the  related  Collection
      Period  and the  aggregate  amount  of Draws  for the  related  Collection
      Period;

              (xv) the number and amount of any increases in the Credit Limits of the Revolving Credit Loans during the related Collection Period;

             (xvi) the Outstanding Reserve Amount, the Undercollateralization Amount, the Special Hazard Amount, the Fraud Loss Amount, the Bankruptcy Loss Amount and the Reserve Amount Target immediately following such Payment Date; and


            (xvii) (a) the number and principal amount of release agreements pursuant to Section 3.05(b) entered into during the calendar year and since the Closing Date, stated separately, for the Revolving Credit Loans and, the aggregate outstanding principal amount of such release agreements expressed as a percentage of the Pool Balance with information provided separately with respect to all Unsecured Loans and (b) the number and principal amount of Capitalization Workouts pursuant to Section 3.02(a)(v) entered into during the calendar year and since the Closing Date, stated separately for the Revolving Credit Loans, and the aggregate outstanding amount of the Capitalization Workouts expressed as a percentage of the Pool Balance.


      In the case of information furnished pursuant to clauses (ii) and (iii) above, the amounts shall be expressed as an aggregate dollar amount per Variable Funding Note, Term Note or Certificate, as applicable, with a $1,000 denomination.

      In addition, the Master Servicer shall forward to the Indenture Trustee any other information reasonably requested by the Indenture Trustee necessary to make distributions pursuant to Section 3.05 of the Indenture. Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement to the Certificate Paying Agent and the Indenture Trustee setting forth the aggregate amounts required to be withdrawn from the Custodial Account and deposited into the Payment Account on the Business Day preceding the related Payment Date pursuant to Section 3.03. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Owner Trustee and Indenture Trustee shall be protected in relying upon the same without any independent check or verification. In addition, upon the Issuer's written request, the Master Servicer shall promptly furnish information reasonably requested by the Issuer that is reasonably available to the Master Servicer to enable the Issuer to perform its federal and state income tax reporting obligations.

      Section 4.0 Tax Reporting. So long as Residential Funding Corporation or any affiliate thereof owns 100% of the Certificates, then no separate federal and state income tax returns and information returns or reports will be filed with respect to the Issuer, and the Issuer will be treated as an entity wholly owned by Residential Funding Corporation or an affiliate thereof.

                                   ARTICLE

                                Payment Account

      Section 5.0 Payment Account. The Indenture Trustee shall establish and maintain a Payment Account titled "The Chase Manhattan Bank, as Indenture Trustee, for the benefit of the Securityholders, the Certificate Paying Agent and the Credit Enhancer pursuant to the Indenture, dated as of September 28, 1998, between Home Equity Loan Trust 1998-HS3 and The Chase Manhattan Bank". The Payment Account shall be an Eligible Account. On each Payment Date, amounts on deposit in the Payment Account will be distributed by the Indenture Trustee in accordance with Section 3.05 of the Indenture. The Indenture Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Payment Account to invest the funds in the Payment Account in Permitted Investments designated in the name of the Indenture Trustee, which shall mature not later than the Business Day next preceding the Payment Date next following the date of such investment (except that (i) any investment in the institution with which the Payment Account is maintained may mature on such Payment Date and (ii) any other investment may mature on such Payment Date if the Indenture Trustee shall advance funds on such Payment Date to the Payment Account in the amount payable on such investment on such Payment Date, pending receipt thereof to the extent necessary to make distributions on the Securities) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Payment Account by the Master Servicer out of its own funds immediately as realized.

                                  ARTICLE VI

                              The Master Servicer

     Section 6.0 Liability of the Master Servicer. The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and under-

taken by the Master Servicer herein.

      Section 6.0 Merger or Consolidation of, or Assumption of the Obligations of, the Master Servicer. Any corporation into which the Master Servicer may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Master Servicer shall be a party, or any corporation succeeding to the business of the Master Servicer, shall be the successor of the Master Servicer, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      The Master Servicer may assign its rights and delegate its duties and obligations under this Servicing Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service revolving credit loans, is reasonably satisfactory to the Indenture Trustee (as pledgee of the Revolving Credit Loans), the Issuer and the Credit Enhancer, is willing to service the Revolving Credit Loans and executes and delivers to the Indenture Trustee and the Issuer an agreement, in form and substance reasonably satisfactory to the Credit Enhancer, the Indenture Trustee and the Issuer, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Servicing Agreement; provided further that each Rating Agency's rating of the Securities in effect immediately prior to such assignment and delegation will not be qualified, reduced, or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency), if determined without regard to the Credit Enhancement Instrument; and provided further that the Owner Trustee receives an Opinion of Counsel to the effect that such assignment or delegation shall not cause the Owner Trust to be treated as a corporation for federal or state income tax purposes.

      Section 6.0 Limitation on Liability of the Master Servicer and Others. Neither the Master Servicer nor any of the directors or officers or employees or agents of the Master Servicer shall be under any liability to the Issuer, the Owner Trustee, the Indenture Trustee or the Securityholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Servicing Agreement, provided, however, that this provision shall not protect the Master Servicer or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The Master Servicer and any director or officer or employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer and any director or officer or employee or agent of the Master Servicer shall be indemnified by the Issuer and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Servicing Agreement or the Securities, including any amount paid to the Owner Trustee or the Indenture Trustee pursuant to Section 6.06(b), other than any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Revolving Credit Loans in accordance with this Servicing Agreement, and which in its opinion may involve it in any expense or liability; provided, however, that the Master Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable in respect of this Servicing Agreement, and the rights and duties of the parties hereto and the interests of the Securityholders. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Issuer, and the Master Servicer shall be entitled to be reimbursed therefor. The Master Servicer's right to indemnity or reimbursement pursuant to this Section 6.03 shall survive any resignation or termination of the Master Servicer pursuant to Section 6.04 or 7.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination).

      Section 6.0 Master  Servicer Not to Resign.  Subject to the  provisions of
Section 6.02, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Master Servicer so causing such a conflict being of a type and nature carried on by the Master Servicer or its subsidiaries or Affiliates at the date of this Servicing Agreement or (ii) upon satisfaction of the following conditions: (a) the Master Servicer has proposed a successor servicer to the Issuer and the Indenture Trustee in writing and such proposed successor servicer is reasonably acceptable to the Issuer, the Indenture Trustee and the Credit Enhancer; (b) each Rating Agency shall have delivered a letter to the Issuer, the Credit Enhancer and the Indenture Trustee prior to the appoint-

ment of the successor servicer stating that the proposed appointment of such successor servicer as Master Servicer hereunder will not result in the reduction or withdrawal of the then current rating of the Securities, if determined without regard to the Credit Enhancement Instrument; and (c) such proposed successor servicer is reasonably acceptable to the Credit Enhancer, as evidenced by a letter to the Issuer and the Indenture Trustee; provided, however, that no such resignation by the Master Servicer shall become effective until such successor servicer or, in the case of (i) above, the Indenture Trustee, as pledgee of the Revolving Credit Loans, shall have assumed the Master Servicer's responsibilities and obligations hereunder or the Indenture Trustee, as pledgee of the Revolving Credit Loans, shall have designated a successor servicer in accordance with Section 7.02. Any such resignation shall not relieve the Master Servicer of responsibility for any of the obligations specified in Sections 7.01 and 7.02 as obligations that survive the resignation or termination of the Master Servicer. Any such determination permitting the resignation of the

Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee and the Credit Enhancer.

      Section 6.0 Delegation of Duties. In the ordinary course of business, the Master Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those with which the Master Servicer complies pursuant to Section 3.01. Such delegation shall not relieve the Master Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 6.04.

      Section 6.0 Master Servicer to Pay Indenture Trustee's and Owner Trustee's Fees and Expenses; Indemnification. The Master Servicer covenants and agrees to pay to the Owner Trustee, the Indenture Trustee and any co-trustee of the Indenture Trustee or the Owner Trustee from time to time, and the Owner Trustee, the Indenture Trustee and any such co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts created under the Trust Agreement and the Indenture and in the exercise and performance of any of the powers and duties under the Trust Agreement or the Indenture, as the case may be, of the Owner Trustee, the Indenture Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Indenture Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee or any co-trustee in accordance with any of the provisions of this Servicing Agreement except any such expense, disbursement or advance as may arise from its negligence, wilful misfeasance or bad faith.

            The Master Servicer agrees to indemnify the Indenture Trustee and the Owner Trustee for, and to hold the Indenture Trustee and the Owner Trustee, as the case may be, harm-

less against, any loss, liability or expense incurred without negligence, bad faith or willful mis-

conduct on the part of the Indenture Trustee or the Owner Trustee, as the case may be, arising out of, or in connection with, the acceptance and administration of the Issuer and the assets thereof, including the costs and expenses (including reasonable legal fees and expenses) of defending the Indenture
Trustee or the Owner Trustee, as the case may be, against any claim in connection with the exercise or performance of any of its powers or duties under any Basic Document, provided that:

                (i) with respect to any such claim, the Indenture Trustee or Owner Trustee, as the case may be, shall have given the Master Servicer written notice thereof promptly after the Indenture Trustee or Owner Trustee, as the case may be, shall have actual knowledge thereof;

               (ii) while maintaining control over its own defense, the Issuer, the Indenture Trustee or Owner Trustee, as the case may be, shall cooperate and consult fully with the Master Servicer in preparing such defense; and

              (iii) notwithstanding anything in this Servicing Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Indenture Trustee or the Owner Trustee, as the case may be, entered into without the prior consent of the Master Servicer.

No termination of this Servicing Agreement shall affect the obligations created by this Section 6.06 of the Master Servicer to indemnify the Indenture Trustee and the Owner Trustee under the conditions and to the extent set forth herein.

      Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 6.06(b) shall not pertain to any loss, liability or expense of the Indenture Trustee or the Owner Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Indenture Trustee or the Owner Trustee at the direction of the Noteholders or Certificateholders, as the case may be, pursuant to the terms of this Servicing Agreement.

                                   ARTICLE I

                                    Default

     Section 7.0 Servicing Default. If any one of the following events ("Servicing Default") shall occur and be continuing:

                (i) Any failure by the Master Servicer to deposit in the Custodial Account or Payment Account any deposit required to be made under the terms of this Servicing Agreement which continues unremedied for a period of five Business Days after the date upon which written notice of such failure shall have been given to the Master Servicer by the Issuer or the Indenture Trustee, or to the Master Servicer, the Issuer and the Indenture Trustee by the Credit Enhancer; or

               (ii) Failure on the part of the Master Servicer duly to observe or perform in any material respect any other covenants or agreements of the Master Servicer set forth in the Securities or in this Servicing Agreement, which failure, in each case, materially and adversely affects the interests of Securityholders or the Credit Enhancer and which continues unremedied for a period of 45 days after the date on which written notice of such failure, requiring the same to be remedied, and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Master Servicer by the Issuer or the Indenture Trustee, or to the Master Servicer, the Issuer and the Indenture Trustee by the Credit Enhancer; or

              (iii) The entry against the Master Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceed-

      ings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

               (iv) The Master Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property, or a decree or order of a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations, then, and in every such case, so long as a Servicing Default shall not have been remedied by the Master Servicer, either the Issuer or the Indenture Trustee, with the consent of the Credit Enhancer, or the Credit Enhancer, by notice then given in writing to the Master Servicer (and to the Issuer and the Indenture Trustee if given by the Credit Enhancer) may terminate all of the rights and obligations of the Master Servicer as servicer under this Servicing Agreement other than its right to receive servicing compen sation and expenses for servicing the Revolving Credit Loans hereunder during any period prior to the date of such termination and the Issuer or the Indenture Trustee, with the consent of the Credit Enhancer, or the Credit Enhancer may exercise any and all other remedies available at law or equity. Any such notice to the Master Servicer shall also be given to each Rating Agency, the Credit Enhancer and the Issuer. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Servicing Agreement, whether with respect to the Securities or the Revolving Credit Loans or otherwise, shall pass to and be vested in the Indenture Trustee as pledgee of the Revolving Credit Loans, pursuant to and under this Section 7.01; and, without limitation, the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Revolving Credit Loan and related docu ments, or otherwise. The Master Servicer agrees to cooperate with the Indenture Trustee in effecting the termination of the responsibilities and rights of the Master Servicer here under, including, without limitation, the transfer to the Indenture Trustee for the adminis tration by it of all cash amounts relating to the Revolving Credit Loans that shall at the time be held by the Master Servicer and to be deposited by it in the Custodial Account, or that have been deposited by the Master Servicer in the Custodial Account or thereafter received by the Master Servicer with respect to the Revolving Credit Loans. All reasonable costs and expenses (including, but not limited to, attorneys' fees) incurred in connection with amending this Servicing Agreement to reflect such succession as Master Servicer pursuant to this Section 7.01 shall be paid by the predecessor Master Servicer (or if the predecessor Master Servicer is the Indenture Trustee, the initial Master Servicer) upon presentation of reasonable documentation of such costs and expenses.

      Notwithstanding any termination of the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to receive, out of any late collection of a payment on a Revolving Credit Loan which was due prior to the notice terminating the Master Servicer's rights and obligations hereunder and received after such notice, that portion to which the Master Servicer would have been entitled pursuant to Sections 3.03 and 3.09 as well as its Master Servicing Fee in respect thereof, and any other amounts payable to the Master Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

      Notwithstanding the foregoing,  a delay in or failure of performance under
Section 7.01(i) or under Section 7.01(ii) after the applicable grace periods specified in such Sections, shall not constitute a Servicing Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Master Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The pre-

ceding sentence shall not relieve the Master Servicer from using reasonable efforts to perform its respective obligations in a timely manner in accordance with the terms of this Servicing Agreement and the Master Servicer shall provide the Indenture Trustee, the Credit Enhancer and the Securityholders with notice of such failure or delay by it, together with a description of its efforts to so perform its obligations. The Master Servicer shall immediately notify the Indenture Trustee, the Credit Enhancer and the Owner Trustee in writing of any Servicing Default.

      Section 7.0 Indenture Trustee to Act; Appointment of Successor. On and after the time the Master Servicer receives a notice of termination pursuant to
Section 7.01 or sends a notice pursuant to Section 6.04, the Indenture Trustee as pledgee of the Revolving Credit Loans shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Servicing Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof. Nothing in this Servicing Agreement or in the Trust Agreement shall be construed to permit or require the Indenture Trustee to (i) succeed to the responsibilities, duties and liabilities of the initial Master Servicer in its capacity as Seller under the Revolving Credit Loan Purchase Agreement, (ii) be responsible or accountable for any act or omission of the Master Servicer prior to the issuance of a notice of termination hereunder, (iii) require or obli-

gate the Indenture Trustee, in its capacity as successor Master Servicer, to purchase, repurchase or substitute any Revolving Credit Loan, (iv) fund any Additional Balances with respect to any Revolving Credit Loan, (v) fund any losses on any Permitted Investment directed by any other Master Servicer, or
(vi) be responsible for the representations and warranties of the Master Servicer. As compensation therefor, the Indenture Trustee shall be entitled to such compensation as the Master Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, (i) if the Indenture Trustee is unwilling to act as successor Master Servicer, or
(ii) if the Indenture Trustee is legally unable so to act, the Indenture Trustee as pledgee of the Revolving Credit Loans may (in the situation described in clause (i)) or shall (in the situation described in clause (ii)) appoint or petition a court of competent jurisdiction to appoint any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided that any such successor Master Servicer shall be acceptable to the Credit Enhancer, as evidenced by the Credit Enhancer's prior written consent which consent shall not be unreasonably withheld and provided further that the appointment of any such successor Master Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Securities by the Rating Agencies, if determined without regard to the Credit Enhancement Instrument. Pending appointment of a successor to the

Master Servicer hereunder, unless the Indenture Trustee is prohibited by law from so acting, the Indenture Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Revolving Credit Loans in an amount equal to the compensation which the Master Servicer would otherwise have received pursuant to Section 3.09 (or such lesser compensation as the Indenture Trustee and such successor shall agree). The appointment of a successor Master Servicer shall not affect any liability of the predecessor Master Servicer which may have arisen under this Servicing Agreement prior to its termination as Master Servicer (including, without limitation, the obligation to purchase Revolving Credit Loans pursuant to Section 3.01, to pay any deductible under an insurance policy pursuant to Section 3.04 or to indemnify the Indenture Trustee pursuant to Section 6.06), nor shall any successor Master Servicer be liable for any acts or omissions of the predecessor Master Servicer or for any breach by such Master Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Indenture Trustee and such successor shall take such action, consistent with this Servicing Agreement, as shall be necessary to effectuate any such succession.

            Any successor, including the Indenture Trustee, to the Master Servicer as servicer shall during the term of its service as servicer continue to service and administer the Revolving Credit Loans for the benefit of the Securityholders, (ii) maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Master Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the Master Servicer is so required pursuant to
Section 3.13 and (iii) be bound by the terms of the Insurance Agreement.

            Any successor Master Servicer, including the Indenture Trustee, shall not be deemed in default or to have breached its duties hereunder if the predecessor Master Servicer shall fail to deliver any required deposit to the Custodial Account or otherwise cooperate with any required servicing transfer or succession hereunder.

      Section 7.0 Notification to Securityholders. Upon any termination of or appointment of a successor to the Master Servicer pursuant to this Article VII or Section 6.04, the Indenture Trustee shall give prompt written notice thereof to the Securityholders, the Credit Enhancer, the Issuer and each Rating Agency.

                                   ARTICLE I

                           Miscellaneous Provisions

      Section 8.0 Amendment. This Servicing Agreement may be amended from time to time by the parties hereto, provided that any amendment be accompanied by a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to the Securities, if determined without regard to the Credit Enhancement Instrument, and the consent of the Credit Enhancer and the Indenture Trustee.

      SECTION 8.0 GOVERNING LAW. THIS SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 8.0 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certi-

fied mail, return receipt requested, to (a) in the case of the Master Servicer, 10 Universal City Plaza, Suite 2100, Universal City, California 91608,
Attention: Addition Director - Bond Administration, (b) in the case of the Credit Enhancer, Ambac Assurance Corporation, One State Street Plaza, 17th Floor, New York, New York 10004, Attention: Howard Pfeffer (c) in the case of Moody's, Home Mortgage Loan Monitoring Group, 4th Floor, 99 Church Street, New York, New York 10001 (d) in the case of Standard & Poor's, 26 Broadway, 15th Floor, New York, New York 10004, Attention: Residential Mortgage Surveillance Group, (e) in the case of the Owner Trustee, Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001,
Attention: Corporate Trust Administration, (f) in the case of the Issuer, to Home Equity Loan Trust 1998-HS3, c/o Owner Trustee, Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001,
Attention: Corporate Trust Administration, (g) in the case of the Indenture Trustee, The Chase Manhattan Bank, 450 West 33rd Street, New York, NY, 10001,
Attention: Structured Finance Services and (h) in the case of the Underwriter, Residential Funding Securities Corporation, 8400 Normandale Lake Boulevard, Suite 700, Minneapolis, Minnesota 55437, Attention: Director of Compliance; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Securityholder shall be given by first class mail, postage prepaid, at the address of such Securityholder as shown in the Register. Any notice so mailed within the time prescribed in this Servicing Agreement shall be conclusively presumed to have been duly given, whether or not the Securityholder receives such notice. Any notice or other document required to be delivered or mailed by the Indenture Trustee to any Rating Agency shall be given on a reasonable efforts basis and only as a matter of courtesy and accommodation and the Indenture Trustee shall have no liability for failure to delivery such notice or document to any Rating Agency.

      Section 8.0 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Servicing Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Servicing Agreement and shall in no way affect the validity or enforceability of the other provisions of this Servicing Agreement or of the Securities or the rights of the Securityholders thereof.

     Section 8.0 Third-Party Beneficiaries. This Servicing Agreement will inure to the benefit of and be binding upon the parties hereto, the Securityholders, the Credit Enhancer, the Owner Trustee and their respective successors and permitted assigns. Except as otherwise provided in this Servicing Agreement, no other Person will have any right or obligation hereunder.

      Section 8.0 Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      Section 8.0 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

      Section 8.0 Termination Upon Purchase by the Master Servicer or Liquidation of All Revolving Credit Loans; Partial Redemption. The respective obligations and responsibilities of the Master Servicer, the Issuer and the Indenture Trustee created hereby shall terminate upon the last action required to be taken by the Issuer pursuant to the Trust Agreement and by the Indenture Trustee pursuant to the Indenture following the earlier of:

          (i) the date on or before which the Indenture or Trust Agreement is terminated, or

            (ii) the purchase by the Master Servicer from the Issuer of all Revolving Credit Loans and all property acquired in respect of any Revolving Credit Loan at a price equal to 100% of the unpaid Loan Balance of each Revolving Credit Loan, plus accrued and unpaid interest thereon at the Weighted Average Net Loan Rate up to the day preceding the Payment Date on which such amounts are to be distributed to Securityholders, plus any amounts due and owing to the Credit Enhancer under the Insurance Agreement (any unpaid Master Servicing Fee shall be deemed paid at such time).

The right of the Master Servicer to purchase the assets of the Issuer pursuant to clause (ii) above is conditioned upon the Pool Balance as of such date being less than ten percent of the aggregate of the Cut-off Date Loan Balances of the Revolving Credit Loans. If such right is exercised by the Master Servicer, the Master Servicer shall deposit the amount calculated pursuant to clause (ii) above with the Indenture Trustee pursuant to Section 4.10 of the Indenture and, upon the receipt of such deposit, the Indenture Trustee or Custodian shall release to the Master Servicer, the files pertaining to the Revolving Credit Loans being purchased.

            Subject to the provisions of clause (c) below, the Master Servicer has the right to purchase a portion of the assets of the Issuer upon the Pool Balance as of such date being less than ten percent of the aggregate of the Cut-off Date Loan Balances of the Revolving Credit Loans at a price equal to 100% of the unpaid Loan Balance of each Revolving Credit Loan so purchased, plus accrued and unpaid interest thereon at the Weighted Average Net Loan Rate up to the day preceding the Payment Date on which such amounts are to be distributed to Securityholders, plus any amounts due and owing to the Credit Enhancer under the Insurance Agreement (any unpaid Master Servicing Fee shall be deemed paid at such time). If such right is exercised by the Master Servicer, the Master Servicer shall deposit the amount calculated above with the Indenture Trustee pursuant to Section 5.02 of the Indenture and, upon the receipt of such deposit, the Indenture Trustee or Custodian shall release to the Master Servicer, the files pertaining to the Revolving Credit Loans being purchased.

      (c) With respect to any purchase of a portion of the Revolving Credit Loans by the Master Servicer pursuant to subsection (b) above or this subsection
(c), the following conditions must be satisfied: (i) the Master Servicer shall have delivered to the Indenture Trustee and the Credit Enhancer a loan schedule containing a list of all Revolving Credit Loans remaining in the Trust after such removal; (ii) the Master Servicer shall represent and warrant that no selection procedures adverse to the interests of the Securityholders or the Credit Enhancer were used by the Master Servicer in selecting such Revolving Credit Loans; and (iii) each Rating Agency shall have notified the Master Servicer that such retransfer would not result in a reduction or withdrawal of the ratings of the Securities, if determined without regard to the Credit Enhancement Instrument. In lieu of a cash payment, if an Amortization Event had previously occurred, all or a portion of such purchase price by the Master Servicer may be in the form of Additional Balances on other Revolving Credit Loans not previously conveyed to the Issuer.

      (d) The Master Servicer, at its expense, shall prepare and deliver to the Indenture Trustee for execution, at the time the Revolving Credit Loans are to be released to the Master Servicer, appropriate documents assigning each such Revolving Credit Loan from the Indenture Trustee or the Issuer to the Master Servicer or the appropriate party.

      Section 8.0 Certain Matters Affecting the Indenture Trustee. For all purposes of this Servicing Agreement, in the performance of any of its duties or in the exercise of any of its powers hereunder, the Indenture Trustee shall be subject to and entitled to the benefits of Article VI of the Indenture.

      Section 8. Owner Trustee Not Liable for Related Documents. The recitals contained herein shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Servicing Agreement, of any Basic Document or of the Certificates

(other than the signatures of the Owner Trustee on the Certificates) or the Notes, or of any Related Documents. The Owner Trustee shall at no time have any responsibility or liability with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under the Trust Agreement or the Noteholders under the Inden-

ture, including, the compliance by the Depositor or the Seller with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation, or any action of the Certificate Paying Agent, the Certificate Registrar or the Indenture Trustee taken in the name of the Owner Trustee.

      IN WITNESS  WHEREOF,  the Master Servicer,  the Indenture  Trustee and the
Issuer have caused this Servicing Agreement to be duly executed by their respective officers or representatives all as of the day and year first above written.

                        RESIDENTIAL FUNDING CORPORATION,
                               as Master Servicer


                                    By:
                                    Title: Director


                         HOME EQUITY LOAN TRUST 1998-HS3


                             By:   Wilmington Trust Company, not in its
                                   individual capacity but solely as Owner
                                   Trustee


                             By:
                             Title: Vice President


                             THE CHASE MANHATTAN BANK, as Indenture
                             Trustee


                             By:
                             Title: Vice President

                                   EXHIBIT A
                        REVOLVING CREDIT LOAN SCHEDULE



                          TO BE PROVIDED UPON REQUEST

                                   EXHIBIT B
                           LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PREMISES:

That The Chase Manhattan Bank, as Indenture Trustee (the "Trustee"), under the Indenture (the "Indenture") among ________________________________________ and the Indenture Trustee, a national banking association organized and existing under the laws of the State of New York, and having its principal office located at 450 West 33rd Street, in the City of New York in the State of New York, hath made, constituted and appointed, and does by these presents make, constitute and appoint Residential Funding Corporation, a corporation organized and existing under the laws of the State of Delaware, its true and lawful Attorney-in-Fact, with full power and authority to sign, execute, acknowledge, deliver, file for record, and record any instrument on its behalf and to perform such other act or acts as may be customarily and reasonably necessary and appropriate to effectuate the following enumerated transactions in respect of any of the mortgages or deeds of trust (the "Mortgages" and the "Deeds of Trust", respectively) creating a trust or second lien or an estate in fee simple interest in real property securing a Revolving Credit Loan and promissory notes secured thereby (the "Mortgage Notes") for which the undersigned is acting as Indenture Trustee for various Securityholders (whether the undersigned is named therein as mortgagee or beneficiary or has become mortgagee by virtue of Endorsement of the Mortgage Note secured by any such Mortgage or Deed of Trust) and for which Residential Funding Corporation is acting as master servicer pursuant to a Servicing Agreement, dated as of January 1, 1998 (the "Servicing Agreement").

This appointment shall apply only to transactions which the Trustee is authorized to enter into under the Indenture, but in no event shall apply to any transactions other than the following enumerated transactions only:

1. The modification or re-recording of a Mortgage or Deed of Trust, where said modification or re-recording is for the purpose of correcting the Mortgage or Deed of Trust to conform same to the original intent of the parties thereto or to correct title errors discovered after such title insurance was issued and said modification or re-recording, in either instance, does not adversely affect the lien of the Mortgage or Deed of Trust as insured.

2. The subordination of the lien of a Mortgage or Deed of Trust to an easement in favor of a public utility company or a government agency or unit with powers of eminent domain; this section shall include, without limitation, the execution of partial satisfactions/releases, partial reconveyances or the execution of requests to trustees to accomplish same.

3. With respect to a Mortgage or Deed of Trust, the foreclosure, the taking of a deed in lieu of foreclosure, or the completion of judicial or non-judicial foreclosure or termination, cancellation or rescission of any such foreclosure, including, without limitation, any and all of the following acts:

     a. The substitution of trustee(s) serving under a Deed of Trust, in accordance with state law and the Deed of Trust;

      b.    Statements of breach or non-performance;

      c.    Notices of default;

      d. Cancellations/rescissions of notices of default and/or notices of sale;

      e.    The taking of a deed in lieu of foreclosure; and

      f. Such other documents and actions as may be necessary under the terms of the Mortgage, Deed of Trust or state law to expeditiously complete said transactions.

4. The conveyance of the properties to the mortgage insurer, or the closing of the title to the property to be acquired as real estate owned, or conveyance of title to real estate owned.

5. The completion of loan assumption agreements.

6. The full satisfaction/release of a Mortgage or Deed of Trust or full reconveyance upon payment and discharge of all sums secured thereby, including, without limitation, cancellation of the related Mortgage Note.

7. The assignment of any Mortgage or Deed of Trust and the related Mortgage Note, in connection with the repurchase of the Revolving Credit Loan secured and evidenced thereby pursuant to the requirements of a Residential Funding Corporation Seller Contract, including, with limitation, by reason of conversion of an adjustable rate mortgage loan from a variable rate to a fixed rate.

8. The full assignment of a Mortgage or Deed of Trust upon payment and discharge of all sums secured thereby in conjunction with the refinancing thereof, including, without limitation, the endorsement of the related Mortgage Note.

9. The modification or re-recording of a Mortgage or Deed of Trust, where said modification or re-recording is for the purpose of any modification pursuant to Section 3.01 of the Servicing Agreement.

10. The subordination of the lien of a Mortgage or Deed of Trust, where said subordination is in connection with any modification pursuant to Section
      3.01 of the Servicing Agreement, and the execution of partial satisfactions/releases in connection with such same Section 3.01.

The undersigned gives said Attorney-in-Fact full power and authority to execute such instruments and to do and perform all and every act and thing necessary and proper to carry into effect the power or powers granted by or under this Limited Power of Attorney as fully as the undersigned might or could do, and hereby does ratify and confirm to all that said Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.

Third parties without actual notice may rely upon the exercise of the power granted under this Limited Power of Attorney; and may be satisfied that this Limited Power of Attorney shall continue in full force and effect has not been revoked unless an instrument of revocation has been made in writing by the undersigned.


                                          THE CHASE  MANHATTAN  BANK, not in its
                                          individual  capacity,  but  solely  as
                                          Indenture Trustee under the Agreements
                                          and the Indentures





Name:                               Name:

Title:                                    Title:

STATE OF          )
                        SS.
COUNTY OF   )


      On this __th day of September, 1998, before me the undersigned, Notary Public of said State, personally appeared _______________________________ personally known to me to be duly authorized officers of The Chase Manhattan Bank that executed the within instrument and personally known to me to be the persons who executed the within instrument on behalf of The Chase Manhattan Bank therein named, and acknowledged to me such The Chase Manhattan Bank executed the within instrument pursuant to its by-laws.

                                          WITNESS my hand and official seal.



                                          Notary Public in and for the
                                          State of


After recording, please mail to:



Attn:

                                   EXHIBIT C
                          FORM OF REQUEST FOR RELEASE

DATE:

TO:

RE:         REQUEST FOR RELEASE OF DOCUMENTS

In connection with your administration of the Revolving Credit Loans, we request the release of the Mortgage File described below.

Servicing Agreement Dated:
Series #:
Account #:
Pool #:
Loan #:
Borrower Name(s):
Reason for Document Request: (circle one) Revolving Credit Loan Prepaid in Full

                                          Revolving Credit Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Servicing Agreement."

-------------------------------------
Residential Funding Corporation
Authorized Signature

******************************************************************
TO CUSTODIAN/INDENTURE TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Servicing Agreement.

      Enclosed Documents: [  ] Promissory Note
                              [  ]  Mortgage or Deed of Trust
                              [  ]  Assignment(s) of Mortgage or
                                     Deed of Trust
                              [  ]  Title Insurance Policy
                              [  ]  Other:  ___________________________

Name

Title

Date

                                  EXHIBIT 4.4

                                                                EXECUTION COPY







               RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

                                 as Depositor



                                     and



                           WILMINGTON TRUST COMPANY

                               as Owner Trustee


                   -----------------------------------------


                     AMENDED AND RESTATED TRUST AGREEMENT

                        Dated as of September 28, 1998

                  ------------------------------------------



                     Home Equity Loan-Backed Certificates,
                                Series 1998-HS3

Section                                                                   Page


                               Table of Contents

      Section                                                             Page

                             ARTICLE IDefinitions

      1.01.     Definitions..................................................1
      1.02.     Other Definitional Provisions................................1

                            ARTICLE IIOrganization

      2.01.     Name.........................................................3
                ----
      2.02.     Office.......................................................3
                ------
      2.03.     Purposes and Powers..........................................3
                -------------------
      2.04.     Appointment of Owner Trustee.................................4
                ----------------------------
      2.05.     Initial Capital Contribution of Owner Trust Estate...........4
                --------------------------------------------------
      2.06.     Declaration of Trust.........................................4
                --------------------
      2.07.     Liability of the Holders of the Certificates.................4
                --------------------------------------------
      2.08.     Title to Trust Property......................................4
                -----------------------
      2.09.     Situs of Trust...............................................4
                --------------
      2.10.     Representations and Warranties of the Depositor..............5
                -----------------------------------------------
      2.11.     Payment of Trust Fees........................................5
                ---------------------
      2.12.     Purchase and Pledge of RFC Demand Note.......................6
                --------------------------------------

      ARTICLE IIIConveyance of the Revolving Credit Loans; Certificates

      3.01.     Conveyance of the Revolving Credit Loans.....................7
                ----------------------------------------
      3.02.     Initial Ownership............................................7
                -----------------
      3.03.     The Certificates.............................................7
                ----------------
      3.04.     Authentication of Certificates...............................8
                ------------------------------
      3.05.     Registration of and Limitations on Transfer and Exchange of
                    Certificates ............................................8

      3.06.     Mutilated, Destroyed, Lost or Stolen Certificates...........11
                -------------------------------------------------
      3.07.     Persons Deemed Certificateholders...........................11
                ---------------------------------
      3.08.     Access to List of Certificateholders' Names and Addresses...11
                ---------------------------------------------------------
      3.09.     Maintenance of Office or Agency.............................11
                -------------------------------
      3.10.     Certificate Paying Agent....................................12
                ------------------------
      3.11.     Cooperation.................................................13
                -----------

               ARTICLE IVAuthority and Duties of Owner Trustee

      4.01.     General Authority...........................................15
                -----------------
      4.02.     General Duties..............................................15
                --------------
      4.03.     Action upon Instruction.....................................15
                -----------------------
      4.04.     No Duties Except as Specified under Specified Documents or in Instructions.........................................16

Section                                                                   Page


      4.05.     Restrictions................................................16
      4.06.     Prior Notice to Certificateholders and the Credit Enhancer
                with Respect to Certain Matters...........................16
                ---------------
      4.07.     Action by Certificateholders with Respect to Certain Matters17
                ------------------------------------------------------------
      4.08.     Action by Certificateholders with Respect to Bankruptcy.....17
                -------------------------------------------------------
      4.09.     Restrictions on Certificateholders' Power...................17
                -----------------------------------------
      4.10.     Majority Control............................................17
                ----------------
      4.11.     Doing Business in Other Jurisdictions.......................18
                -------------------------------------

                                  ARTICLE V

                          Application of Trust Funds

      5.01.     Distributions...............................................19
                -------------
      5.02.     Method of Payment...........................................19
                -----------------
      5.03.     Signature on Returns........................................19
                --------------------
      5.04.     Statements to Certificateholders............................20
                --------------------------------
      5.05.     Tax Reporting...............................................20
                -------------

                                  ARTICLE VI

                         Concerning the Owner Trustee

      6.01.     Acceptance of Trusts and Duties.............................21
                -------------------------------
      6.02.     Furnishing of Documents.....................................22
                -----------------------
      6.03.     Representations and Warranties..............................22
                ------------------------------
      6.04.     Reliance; Advice of Counsel.................................23
                ---------------------------
      6.05.     Not Acting in Individual Capacity...........................23
                ---------------------------------
      6.06.     Owner Trustee Not Liable for Certificates or Related Documents23
                --------------------------------------------------------------
      6.07.     Owner Trustee May Own Certificates and Notes................24
                --------------------------------------------

                                 ARTICLE VII

                        Compensation of Owner Trustee

      7.01.     Owner Trustee's Fees and Expenses...........................25
      7.02.     Indemnification.............................................25

                                 ARTICLE VIII

                        Termination of Trust Agreement

      8.01.     Termination of Trust Agreement..............................27

                                  ARTICLE IX

            Successor Owner Trustees and Additional Owner Trustees

      9.01.     Eligibility Requirements for Owner Trustee..................29
                ------------------------------------------
      9.02.     Replacement of Owner Trustee................................29
                ----------------------------
      9.03.     Successor Owner Trustee.....................................30
                -----------------------
      9.04.     Merger or Consolidation of Owner Trustee....................30
                ----------------------------------------
      9.05.     Appointment of Co-Trustee or Separate Trustee...............30
                ---------------------------------------------

                                  ARTICLE X

                                Miscellaneous

      10.01.    Amendments..................................................32
                ----------
      10.02.    No Legal Title to Owner Trust Estate........................33
                ------------------------------------
      10.03.    Limitations on Rights of Others.............................33
                -------------------------------
      10.04.    Notices.....................................................34
                -------
      10.05.    Severability................................................34
                ------------
      10.06.    Separate Counterparts.......................................34
                ---------------------
      10.07.    Successors and Assigns......................................34
                ----------------------
      10.08.    No Petition.................................................34
                -----------
      10.09.    No Recourse.................................................35
                -----------
      10.10.    Headings....................................................35
                --------
      10.11.    GOVERNING LAW...............................................35
                -------------
      10.12.    Integration.................................................35
                -----------
      10.13.    Rights of Credit Enhancer to Exercise Rights of
                    Certificateholders .....................................35

Signatures .................................................................40

EXHIBIT

Exhibit A - Form of Certificate............................................A-1
Exhibit B - Certificate of Trust of Residential Home Equity
                    Loan Trust 1998-HS3 ...................................B-1
Exhibit C - Form of 144A Investment Representation.........................C-1
Exhibit D - Form of Investor Representation Letter.........................D-1
Exhibit E - Form of Transferor Representation Letter.......................E-1
Exhibit F - Form of Certificate of Non-Foreign Status......................F-1
Exhibit G - Form of ERISA Representation Letter............................G-1
Exhibit H - Form of Representation Letter..................................H-1
Exhibit I  - RFC Demand Note..............................................I-1

      This Amended and Restated Trust Agreement, dated as of September 28, 1998 (as amended from time to time, this "Trust Agreement"), between RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC., a Delaware corporation, as depositor (the "Depositor") and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as owner trustee (the "Owner Trustee"),


                               WITNESSETH THAT:

      WHEREAS, the Depositor and the Owner Trustee entered into a trust agreement dated as of September 17, 1998, in connection with the formation of a Delaware business trust (the "Original Trust Agreement");

     WHEREAS, the Depositor and the Owner Trustee wish to amend and restate the Original Trust Agreement;

      NOW,   THEREFORE,   in  consideration  of  the  mutual  agreements  herein
contained, the Depositor and the Owner Trustee agree as follows:


                                   ARTICLE

                                  Definitions

      Section 1.0 Definitions. For all purposes of this Trust Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in Appendix A to the Indenture dated September 28, 1998 (the "Indenture"), between Home Equity Loan Trust 1998-HS3, as issuer, and The Chase Manhattan Bank, as indenture trustee. All other capitalized terms used herein shall have the meanings specified herein.

      Section 1.0 Other Definitional Provisions.

        All terms defined in this Trust Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

            As used in this  Trust  Agreement  and in any  certificate  or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Trust Agreement or in any such certificate or other document, and accounting terms partly defined in this Trust Agreement or in any such certificate  or  other  document  to the  extent  not  defined,  shall  have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Trust Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Trust Agreement or in any such certificate or other document shall control.
            The words "hereof," "herein," "hereunder" and words of similar import when used in this Trust Agreement shall refer to this Trust Agreement as a whole and not to any particular provision of this Trust Agreement; Article, Section and Exhibit references contained in this Trust Agreement are references to Articles, Sections and Exhibits in or to this Trust Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

            The definitions contained in this Trust Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

            Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE

                                 Organization

      Section 2.0 Name. The trust created hereby (the "Trust") shall be known as "Home Equity Loan Trust 1998-HS3," in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

      Section 2.0 Office. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Certificateholders and the Depositor.

          Section 2.0 Purposes and Powers. The purpose of the Trust is to engage in the following activities:

          to issue the Notes  pursuant  to the  Indenture  and the  Certificates
     pursuant  to  this  Trust   Agreement   and  to  sell  the  Notes  and  the
     Certificates;

          to purchase the Revolving Credit Loans and to pay the organizational, start-up and transactional expenses of the Trust;

              to assign, grant, transfer, pledge and convey the Revolving Credit Loans pursuant to the Indenture and to hold, manage and distribute to the Certificateholders pur suant to Section 5.01 any portion of the Revolving Credit Loans released from the Lien of, and remitted to the Trust pursuant to the Indenture;

          to enter into and perform its obligations under the Basic Documents to which it is to be a party;

              to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith, including, without limitation, to accept additional contributions of equity that are not subject to the Lien of the Indenture; and

              subject to compliance with the Basic Documents,  to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Certificateholders and the Noteholders.

The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Trust Agreement or the Basic Documents while any Note is outstanding without the consent of the Holders of a majority of the Certificate Percentage Interest of the Certificates and the Indenture Trustee.

      Section 2.0 Appointment of Owner Trustee. The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

      Section 2.0 Initial Capital Contribution of Owner Trust Estate. The Depositor hereby sells, assigns, transfers, conveys and sets over to the Trust, as of the date hereof, the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial corpus of the Trust and shall be deposited in the Certificate Distribution Account. The Owner Trustee also acknowledges on behalf of the Issuer, the receipt in trust of the Revolving Credit Loans and a Credit Enhancement Instrument assigned to the Trust pursuant to Section 3.01, which shall constitute the Owner Trust Estate.

      Section 2.0 Declaration of Trust. The Owner Trustee hereby declares that it shall hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Statute and that this Trust Agreement constitute the governing instrument of such business trust. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust. It is the intention of the parties hereto that, solely for federal, state and local income and franchise tax purposes, the Trust shall be treated as an entity wholly owned by the Depositor or an affiliate thereof, with the assets of the entity being the Trust Estate, and the Notes being debt of the entity and the provisions of this Trust Agreement shall be interpreted to further this intention. If more than one person owns the Certificates, then it is the intention of the parties hereto, that solely for federal, state and local income and franchise tax purposes the Trust shall be treated as a partnership, with the assets of the partnership being the Trust Estate, the partners of the partnership being the Certificateholders and the Notes being debt of the partnership and the provisions of this Trust Agreement shall be interpreted to further this intention. The parties agree that, unless otherwise required by appropriate tax authorities, the Owner Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Owner Trust as an entity wholly owned by the Depositor or an affiliate thereof, or if two or more persons own the Certificates, as a partnership for such tax purposes.

      Section 2.0 Liability of the Holders of the Certificates. The Holders of the Certificates shall be liable for any entity level taxes imposed on the Owner Trust.

      Section 2.0 Title to Trust Property. Legal title to the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

     Section 2.0 Situs of Trust. The Trust will be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware or taking actions outside the State of Delaware in order to comply with Section
2.03. Payments will be received by the Trust only in Delaware or New York, and payments will be made by the Trust only from Delaware or New York. The only office of the Trust will be at the Corporate Trust Office in Delaware.

      Section 2. Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to the Owner Trustee that:

                  The Depositor is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

                  The Depositor is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business shall require such qualifications and in which the failure to so qualify would have a material adverse effect on the business, properties, assets or condition (financial or other) of the Depositor and the ability of the Depositor to perform under this Trust Agreement.

                  The Depositor has the power and authority to execute and deliver this Trust Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust as part of the Trust and the Depositor has duly authorized such sale and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Trust Agreement have been duly authorized by the Depositor by all necessary corporate action.

                  The consummation of the transactions contemplated by this Trust Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

      Section 2. Payment of Trust Fees. The Owner Trustee shall pay the Trust's fees and expenses incurred with respect to the performance of the Trust's duties under the Indenture.
      Section 2.  Purchase and Pledge of RFC Demand Note.

            On the Closing Date, the Owner Trustee on behalf of the Issuer shall purchase from the Seller the RFC Demand Note, which shall be issued with a principal amount of $1,409,976 and in the form attached hereto as Exhibit I, in exchange for cash equal to such principal amount which shall be paid from the proceeds to the Issuer of the sale of the Term Notes. The Issuer shall then immediately deliver to the Indenture Trustee the RFC Demand Note (with the Indenture Trustee indicated as payee thereon), and shall pledge the RFC Demand Note together with all proceeds thereof to the Indenture Trustee in accordance with the Indenture. Any amounts paid under the terms of the RFC Demand Note that are not distributed to the Noteholders, and that are released from the lien of the Indenture to the Certificate Paying Agent in accordance with Section 3.29 thereof, shall be distributed to the Certificateholders in accordance with
Section 5.01(a) hereof.

                                   ARTICLE

                   Conveyance of the Revolving Credit Loans;
                                  Certificates

      Section 3.0 Conveyance of the Revolving Credit Loans. The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, convey, sell and assign to the Trust, on behalf of the Holders of the Notes and the Certificates and the Credit Enhancer, without recourse, all its right, title and interest in and to the Revolving Credit Loans. The Depositor will also provide the Trust with the Credit Enhancement Instrument.

      The parties hereto intend that the transaction set forth herein be a sale by the Depositor to the Trust of all of its right, title and interest in and to the Revolving Credit Loans. In the event that the transaction set forth herein is not deemed to be a sale, the Depositor hereby grants to the Trust a security interest in all of its right, title and interest in, to and under the Owner Trust Estate, all distributions thereon and all proceeds thereof; and this Trust Agreement shall constitute a security agreement under applicable law.

      Section 3.0 Initial Ownership. Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.05 and until the conveyance of the Revolving Credit Loans pursuant to Section 3.01 and the issuance of the Certificates, the Depositor shall be the sole Certificateholder.

      Section 3.0 The Certificates. The Certificates shall be issued in minimum denominations of a Certificate Percentage Interest of 10.0000% and integral multiples of 0.0001% in excess thereof; provided, however, that Certificates may be issued in minimum denominations of less than 10.0000% in accordance with the provisions of Section 3.12.

      The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee and authenticated in the manner provided in Section 3.04. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates. A Person shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such Person's acceptance of a Certificate duly registered in such Person's name, pursuant to Section 3.05.

      A transferee of a Certificate shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such transferee's acceptance of a Certificate duly registered in such transferee's name pursuant to and upon satisfaction of the conditions set forth in Section 3.05.

      Section 3.0 Authentication of Certificates. Concurrently with the acquisition of the Revolving Credit Loans by the Trust, the Owner Trustee or the Certificate Paying Agent shall cause the Certificates in an initial Certificate Percentage Interest of 100.00% to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, signed by its chairman of the board, its president or any vice president, without further corporate action by the Depositor, in authorized denominations. No Certificate shall entitle its holder to any benefit under this Trust Agreement or be valid for any purpose unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee or the Certificate Paying Agent, by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     Section 3.0 Registration of and Limitations on Transfer and Exchange of Certificates. (a) The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.09, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Indenture Trustee shall be the initial Certificate Registrar. If the Certificate Registrar resigns or is removed, the Owner Trustee shall appoint a successor Certificate Registrar.

      Subject to satisfaction of the conditions set forth below, upon surrender for registration of transfer of any Certificate at the office or agency maintained pursuant to Section 3.09, the Owner Trustee shall execute, authenticate and deliver (or shall cause the Certificate Registrar as its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate amount dated the date of authentication by the Owner Trustee or any authenticating agent. At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations of a like aggregate amount upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to Section 3.09.

      Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Certificateholder or such Certificateholder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Certificate Registrar in accordance with its customary practice.

      No service charge shall be made for any registration of transfer or exchange of Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      Except as described below, each Certificateholder shall establish its non-foreign status by submitting to the Certificate Paying Agent an IRS Form W-9 and the Certificate of Non-Foreign Status set forth in Exhibit F hereto.
      A Certificate may be transferred to a Certificateholder unable to establish its non-foreign status as described in the preceding paragraph only if such Certificateholder provides an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust, the Owner Trustee, the Certificate
Registrar or the Depositor, satisfactory to the Depositor and the Credit Enhancer, that such transfer (1) will not affect the tax status of the Owner Trust and (2) will not adversely affect the interests of any Certificateholder, Noteholder or the Credit Enhancer, including, without limitation, as a result of the imposition of any United States federal withholding taxes on the Trust (except to the extent that such withholding taxes would be payable solely from amounts otherwise distributable to the Certificate of the prospective transferee). If such transfer occurs and such foreign Certificateholder becomes subject to such United States federal withholding taxes, any such taxes will be withheld by the Indenture Trustee. Each Certificateholder unable to establish its non-foreign status shall submit to the Certificate Paying Agent a copy of its Form W-8 and shall resubmit such Form W-8 every three years.

      (b)(i)No transfer, sale, pledge or other disposition of a Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act and any applicable state securities laws or is made in accordance with said Act and laws. In the event of any such transfer, the Certificate Registrar or the Depositor shall prior to such transfer require the transferee to execute (A) either (i) an investment letter in substantially the form attached hereto as Exhibit C (or in such form and substance reasonably satisfactory to the Certificate Registrar and the Depositor) which investment letters shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar, the Master Servicer or the Depositor and which investment letter states that, among other things, such transferee (a) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (b) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act, provided by Rule 144A or (ii) (a) a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Certificate Registrar and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar, the Master Servicer or the Depositor and (b) the transferee executes a representation letter, substantially in the form of Exhibit D hereto, and the transferor executes a representation letter, substantially in the form of Exhibit E hereto, each acceptable to and in form and substance satisfactory to the Certificate Registrar and the Depositor certifying the facts surrounding such transfer, which representation letters shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar, the Master Servicer or the Depositor and (B) the Certificate of Non-Foreign Status (in substantially the form attached hereto as Exhibit F) acceptable to and in form and substance reasonably satisfactory to the Certificate Registrar and the Depositor, which certificate shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar or the Depositor. If the Certificateholder is unable to provide a Certificate of Non-Foreign Status, the Certificateholder must provide an Opinion of Counsel as described in the preceding paragraph. The Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust, the Owner Trustee, the Certificate Registrar, the Master Servicer and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      (ii) No transfer of Certificates or any interest therein shall be made to any employee benefit plan or certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that are subject to ERISA, or Section 4975 of the Code (collectively, "Plan"), any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3-101 ("Plan Assets") unless the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer are provided with an Opinion of Counsel which establishes to the satisfaction of the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer that the purchase of Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Owner Trustee, the Certificate Registrar or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Owner Trustee, the Certificate Registrar or the Master Servicer. In lieu of such Opinion of Counsel, a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with Plan Assets of a Plan may provide a certification in the form of Exhibit G to this Agreement, which the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer may rely upon without further inquiry or investigation. Neither an Opinion of Counsel nor a certification will be required in connection with the initial transfer of any such Certificate by the Depositor to an affiliate of the Depositor (in which case, the Depositor or any affiliate thereof shall be deemed to have represented that such affiliate is not a Plan or a Person investing Plan Assets of any Plan) and the Owner Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Owner Trustee, shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor.

      (ii) In addition, no transfer of a Certificate shall be permitted, and no such transfer shall be registered by the Certificate Registrar or be effective hereunder, unless evidenced by an Opinion of Counsel, which establishes that such transfer or the registration of such transfer would not cause the Trust to be classified as a publicly traded partnership, by having more than 100 Certificateholders at any time during the taxable year of the Trust, an association taxable as a corporation, a corporation or a taxable mortgage pool for federal and relevant state income tax purposes, which Opinion of Counsel shall not be an expense of the Certificate Registrar and shall be an expense of the proposed transferee. No Opinion of Counsel will be required if such transfer is made to a nominee of an existing beneficial holder of a Certificate.

      (iv) In addition, no transfer, sale, assignment, pledge or other disposition of a Certificate shall be made unless the proposed transferee executes a representation letter substantially in the form of Exhibit D, or substantially in the form of Exhibit H hereto, that (1) the transferee is acquiring the Certificate for its own behalf and is not acting as agent or custodian for any other Person or entity in connection with such acquisition and (2) if the transferee is a partnership, grantor trust or S corporation for federal income tax purposes, the Certificates are not more than 50% of the assets of the partnership, grantor trust or S corporation.

      Section 3.0 Mutilated, Destroyed, Lost or Stolen Certificates. If any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them and the Issuer from harm, then in the absence of notice to the Certificate Registrar or the Owner Trustee that such Certificate has been acquired by a bona fide purchaser, the Owner Trustee shall execute on behalf of the Trust and the Owner Trustee or the Certificate Paying Agent, as the Trust's authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and denomination. In connection with the issuance of any new Certificate under this Section 3.06, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section
3.06 shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     Section 3.0 Persons Deemed Certificateholders. Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar or any Certificate Paying Agent may treat the Person in whose name any Certificate is registered in the

Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.02 and for all other purposes whatsoever, and none of the Trust, the Owner Trustee, the Certificate Registrar or any Paying Agent shall be bound by any notice to the contrary.

      Section 3.0 Access to List of Certificateholders' Names and Addresses. The Certificate Registrar shall furnish or cause to be furnished to the Depositor or the Owner Trustee, within 15 days after receipt by the Certificate Registrar of a written request therefor from the Depositor or the Owner Trustee, a list, in such form as the Depositor or the Owner Trustee, as the case may be, may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. Each Holder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of the Trust, the Depositor, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

     Section 3.0 Maintenance of Office or Agency. The Owner Trustee, on behalf of the Trust, shall maintain in the City of New York an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Basic Documents may be served. The Owner Trustee initially designates the Corporate Trust Office of the Indenture Trustee as its office for such purposes. The Owner Trustee shall give prompt written notice to the Depositor and the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

      Section 3. Certificate Paying AgentThe Certificate Paying Agent shall make distributions to Certificateholders from the Certificate Distribution Account on behalf of the Trust in accordance with the provisions of the Certificates and Section 5.01 hereof from payments remitted to the Certificate Paying Agent by the Indenture Trustee pursuant to Section 3.05 of the Indenture. The Trust hereby appoints the Indenture Trustee as Certificate Paying Agent and the Indenture Trustee hereby accepts such appointment and further agrees that it will be bound by the provisions of this Trust Agreement relating to the Certificate Paying Agent and shall:

                (i hold all sums held by it for the payment of amounts due with respect to the Certificates in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

               (ii give the Owner Trustee notice of any default by the Trust of which it has actual knowledge in the making of any payment required to be made with respect to the Certificates;

              (iii at any time during the continuance of any such default, upon the written request of the Owner Trustee, forthwith pay to the Owner Trustee on behalf of the Trust all sums so held in Trust by such Certificate Paying Agent;

               (iv immediately resign as Certificate Paying Agent and forthwith pay to the Owner Trustee on behalf of the Trust all sums held by it in trust for the payment of Certificates if at any time it ceases to meet the standards required to be met by the Certificate Paying Agent at the time of its appointment;

                (v comply with all requirements of the Code with respect to the withholding from any payments made by it on any Certificates of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

               (vi deliver to the Owner Trustee a copy of the report to Certificateholders prepared with respect to each Payment Date by the Master Servicer pursuant to Section 4.01 of the Servicing Agreement.

     The Trust may revoke such power and remove the Certificate Paying Agent if the Owner Trustee determines in its sole discretion that the Certificate Paying Agent shall have failed to perform its obligations under this Trust Agreement in any material respect. The Indenture Trustee shall be permitted to resign as Certificate Paying Agent upon 30 days' written notice to the Owner Trustee; provided the Indenture Trustee is also resigning as Paying Agent under the Indenture at such time. In the event that the Indenture Trustee shall no longer be the Certificate Paying Agent under this Trust Agreement and Paying Agent under the Indenture, the Owner Trustee shall appoint a successor to act as Certificate Paying Agent (which shall be a bank or trust company) and which shall also be the successor Paying Agent under the Indenture. The Owner Trustee shall cause such successor Certificate Paying Agent or any additional Certificate Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument to the effect set forth in this Section 3.10 as it relates to the Certificate Paying Agent. The Certificate Paying Agent shall return all unclaimed funds to the Trust and upon removal of a Certificate Paying Agent such Certificate Paying Agent shall also return all funds in its possession to the Trust. The provisions of Sections 6.01, 6.03, 6.04 and 7.01 shall apply to the Certificate Paying Agent to the extent applicable. Any reference in this Agreement to the Certificate Paying Agent shall include any co-paying agent unless the context requires otherwise.

            The Certificate Paying Agent shall establish and maintain with itself the Certificate Distribution Account in which the Certificate Paying Agent shall deposit, on the same day as it is received from the Indenture Trustee, each remittance received by the Certificate Paying Agent with respect to payments made pursuant to the Indenture. The Certificate Paying Agent shall make all distributions of Certificate Distribution Amounts on the Certificates, from moneys on deposit in the Certificate Distribution Account.

      Section 3. Cooperation. The Owner Trustee shall cooperate in all respects with any reasonable request by the Credit Enhancer for action to preserve or enforce the Credit Enhancer's rights or interest under this Trust Agreement or the Insurance Agreement, consistent with this Trust Agreement and without limiting the rights of the Certificateholders as otherwise expressly set forth in this Trust Agreement.

      Section 3. Additional Certificate Security Balances Upon Issuance of Capped Funding Notes. On any date on which Variable Funding Notes are exchanged for Capped Funding Notes pursuant to Section 4.01(d) of the Indenture, the Security Balance of one or more Certificates shall be increased in an amount equal to the Additional Certificate Security Balance as required pursuant to the Opinion of Counsel required to be delivered pursuant to Section 4.01(d) of the Indenture in connection with the issuance of the Capped Funding Notes. In addition, on any Payment Date on which the Additional Balance Differential for such Payment Date if added to the aggregate Security Balance of the Variable Funding Notes (after application of any principal payments to be made thereon on such Payment Date) would cause the aggregate Security Balance thereof to exceed the Maximum Variable Funding Balance, then the Security Balance of one or more Certificates shall be increased by the amount of such excess.

            100.00% of the value of the Additional Certificate Security Balance shall be added to any Certificate held by the Seller or an Affiliate thereof without the consent of the other Certificateholders; or if no such Certificate exists, a new Certificate or Certificates shall be issued at the direction of the Seller or an Affiliate thereof having in the aggregate a Security Balance equal to such 100.00% of such value. Alternatively, the Depositor may allocate any portion of such value to a Certificateholder other than the Depositor or an Affiliate thereof, provided that such Certificateholder provides its written consent to the Depositor and the Owner Trustee.

     Following such increase, the Certificate Percentage Interest of each Certificate shall be recalculated, the numerator of which shall be the value thereof including the respective value of the portion of the Additional Certificate Security Balance added thereto pursuant to this Section 3.12, and the denominator of which shall be the value of all the Certificates following such increase. The Owner Trustee shall issue new Certificates with new Certificate Percentage Interests to each Holder of the Certificates, with such Certificate Percentage Interests calculated to four decimal places. In addition, the new Certificates may be issued in minimum denominations of 0.0001% and integral multiples of 0.0001% in excess thereof. This subsection, and subsections (d) and (e) below, shall not apply in the event that any Additional Certificate Security Balance is allocated in accordance with subsection (b) either (i) at any time when there is only one Certificateholder, or (ii) at any time when there is more than one Certificateholder if such Additional
Certificate Security Balance is allocated on a pro rata basis among all Certificates.

            For purposes of the foregoing, the "value" of any Certificate or any Additional Certificate Security Balance added thereto shall be determined by the Seller in its sole discretion based on reasonable cash flow assumptions and valuation methods, and any such determination shall be binding on the Certificateholders. If the Seller is unable to determine the "value," the Owner Trustee shall determine the "value" using the same assumptions and methods.

            The Owner Trustee, the Indenture Trustee and the Issuer agree to cooperate with each other and the Depositor and the Seller and to cause no unreasonable delay in adjusting the Certificate Percentage Interests of the Certificates pursuant to this Section 3.12 and the issuing of Capped Funding Notes in connection with Section 4.01(d) of the Indenture.

                                   ARTICLE

                     Authority and Duties of Owner Trustee

      Section 4.0 General Authority. The Owner Trustee is authorized and directed to execute and deliver the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party and any amendment or other agreement or instrument described herein, in each case, in such form as the Owner Trustee shall approve, as evidenced conclusively by the Owner Trustee's execution thereof. In addition to the foregoing, the Owner Trustee is obligated to take all actions required of the Trust pursuant to the Basic Documents.

      Section 4.0 General Duties. The Owner Trustee shall be responsible to administer the Trust pursuant to the terms of this Trust Agreement and the Basic Documents to which the Trust is a party and in the interest of the Certificateholders, subject to the Basic Documents and in accordance with the provisions of this Trust Agreement.

      Section 4.0 Action upon Instruction. Subject to this Article IV and in accordance with the terms of the Basic Documents, the Certificateholders may by written instruction direct the Owner Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to this Article IV.

            Notwithstanding the foregoing, the Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

            Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Trust Agreement or under any Basic Document, or in the event that the Owner Trustee is unsure as to the application of any provision of this Trust Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Trust Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders (with a copy to the Credit Enhancer) requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instructions received from Holders of Certificates representing a majority of the Security Balance thereof, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Trust Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and the Owner Trustee shall have no liability to any Person for such action or inaction.

      Section 4.0 No Duties Except as Specified under Specified Documents or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Trust Agreement, in accordance with the Basic Documents and in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 4.03; and no implied duties or obligations shall be read into this Trust Agreement or any Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Trust Agreement or any Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Owner Trust Estate.

      Section 4.0 Restrictions. The Owner Trustee shall not take any action (x) that is inconsistent with the purposes of the Trust set forth in Section 2.03 or
(y) that, to the actual knowledge of the Owner Trustee, would result in the Trust becoming taxable as a corporation for federal income tax purposes. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section 4.05.

            The Owner Trustee shall not convey or transfer any of the Trust's properties or assets, including those included in the Trust Estate, to any person unless (a) it shall have received an Opinion of Counsel to the effect that such transaction will not have any material adverse tax consequence to the Trust or any Certificateholder and (b) such conveyance or transfer shall not violate the provisions of Section 3.16(b) of the Indenture.

      Section 4.0 Prior  Notice to  Certificateholders  and the Credit  Enhancer
with Respect to Certain Matters. With respect to the following matters, the Owner Trustee shall not take action unless, at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholders and the Credit Enhancer in writing of the proposed action and Holders of
Certificates representing a majority of the Security Balance thereof and the Credit Enhancer shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders and the Credit Enhancer have withheld consent or provided alternative direction:

            the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of cash distributions due and owing under the Revolving Credit
Loans) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of cash distributions due and owing under the Revolving Credit Loans);

            the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute);

     the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

            the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Certificateholders; and

            the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee or pursuant to this Trust Agreement of a successor Certificate Registrar or Certificate Paying Agent or the consent to the assignment by the Note Registrar, Paying Agent, Indenture Trustee, Certificate Registrar or Certificate Paying Agent of its obligations under the Indenture or this Trust Agreement, as applicable.

      Section 4.0 Action by Certificateholders with Respect to Certain Matters. The Owner Trustee shall not have the power, except upon the direction of Certificateholders evidencing not less than a majority of the outstanding Security Balance of the Certificates, and with the consent of the Credit Enhancer, to remove the Master Servicer under the Servicing Agreement pursuant to Section 7.01 thereof or (b) except as expressly provided in the Basic Documents, sell the Revolving Credit Loans after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by Certificateholders evidencing not less than a majority of the outstanding Security Balance of the Certificates and with the consent of the Credit Enhancer.

      Section 4.0 Action by Certificateholders with Respect to Bankruptcy. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the unanimous prior approval of all Certificateholders and with the consent of the Credit Enhancer and the delivery to the Owner Trustee by each such Certificateholder of a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent.

      Section 4.0 Restrictions on Certificateholders' Power. The Certificateholders shall not direct the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Trust Agreement or any of the Basic Documents or would be contrary to Section 2.03, nor shall the Owner Trustee be obligated to follow any such direction, if given.

     Section 4. Majority Control. Except as expressly provided herein, any action that may be taken by the Certificateholders under this Trust Agreement may be taken by the Certificateholders evidencing not less than a majority of the outstanding Security Balance of the Certificates. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Trust Agreement shall be effective if signed by Certificateholders evidencing not less than a majority of the outstanding Security Balance of the Certificates at the time of the delivery of such notice.

      Section 4. Doing Business in Other Jurisdictions. Notwithstanding anything contained herein to the contrary, neither Wilmington Trust Company nor the Owner Trustee shall be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will, even after the appointment of a co-trustee or separate trustee in accordance with Section 9.05 hereof, (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of the State of Delaware becoming payable by Wilmington Trust Company, or (iii) subject Wilmington Trust Company to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by Wilmington Trust Company or the Owner Trustee, as the case may be, contemplated hereby.

                                   ARTICLE

                          Application of Trust Funds

      Section 5.0 Distributions. On each Payment Date, the Certificate Paying Agent shall distribute to the Certificateholders all funds on deposit in the Certificate Distribution Account and available therefor (as provided in Section
3.05 of the Indenture), as the Certificate Distribution Amount for such Payment Date. All distributions made pursuant to this Section shall be distributed to the Certificateholders on a pro rata basis based on the Certificate Percentage Interests thereof.

            In the event that any withholding tax is imposed on the distributions (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Section 5.01. The Certificate Paying Agent is hereby authorized and directed to retain or cause to be retained from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Certificate Paying Agent and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Certificateholder), the Certificate Paying Agent may in its sole discretion withhold such amounts in accordance with this paragraph (b).

      (c) Distributions to Certificateholders shall be subordinated to the creditors of the Trust, including the Noteholders.

      (d) Allocations of profits and losses, as determined for federal income tax purposes, shall be made to the Certificateholders on a pro rata basis based on the Certificate Percentage Interests thereof.

      Section 5.0 Method of Payment. Subject to Section 8.01(c), distributions required to be made to Certificateholders on any Payment Date as provided in
Section 5.01 shall be made to each Certificateholder of record on the preceding Record Date either by, in the case of any Certificateholder owning Certificates having denominations aggregating at least $1,000,000, wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Payment Date or, if not, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register.

     Section 5.0 Signature on Returns. The Owner Trustee shall sign on behalf of the Trust the tax returns of the Trust.

      Section 5.0 Statements to Certificateholders. On each Payment Date, the Certificate Paying Agent shall send to each Certificateholder the statement or statements provided to the Owner Trustee and the Certificate Paying Agent by the Master Servicer pursuant to Section 4.01 of the Servicing Agreement with respect to such Payment Date.

      Section 5.0 Tax Reporting. So long as the Depositor or any affiliate of the Depositor owns 100% of the Certificates (the "Original Certificateholder"), then no separate federal and state income tax returns and information returns or statements will be filed with respect to the Trust. If the Original
Certificateholder is no longer the sole Certificateholder, the subsequent holders of the Certificates by their acceptance hereof, agree to appoint the Original Certificateholder as their agent for the tax matters partner and the Original Certificateholder, as agent for such holders, agrees to perform all duties necessary to comply with federal and state income tax laws.

      The Certificateholders agree by their purchase of 100% of the Certificates to treat the Trust as an entity wholly owned by the Depositor or any affiliate of the Depositor for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the entity being the assets held by the Trust, and the Notes being debt of the Trust.

                                   ARTICLE

                         Concerning the Owner Trustee

      Section 6.0 Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Trust Agreement. The Owner Trustee and the Certificate Paying Agent also agree to disburse all moneys actually received by it constituting part of the Owner Trust Estate upon the terms of the Basic Documents and this Trust Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct, negligence or bad faith or negligent failure to act or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 6.03 expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

            No provision of this Trust Agreement or any Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights, duties or powers hereunder or under any Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

            Under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

            The Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Trust Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate, or for or in respect of the validity or sufficiency of the Basic Documents, the Notes, the Certificates, other than the certificate of authentication on the Certificates, if executed by the Owner Trustee and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or to any Certificateholder, other than as expressly provided for herein or expressly agreed to in the Basic Documents;

            The execution, delivery, authentication and performance by it of this Trust Agreement will not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action with respect to, any governmental authority or agency;

            The Owner Trustee shall not be liable for the default or misconduct of the Depositor, the Indenture Trustee or the Master Servicer under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Trust Agreement or the Basic Documents that are required to be performed by the Indenture Trustee under the Indenture or the Seller under the Revolving Credit Loan Purchase Agreement; and
            The Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it or duties imposed by this Trust Agreement, or to institute, conduct or defend any litigation under this Trust Agreement or otherwise or in relation to this Trust Agreement or any Basic Document, at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Trust Agreement or in any Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its negligence, bad faith or willful misconduct in the performance of any such act.

      Section 6.0 Furnishing of Documents. The Owner Trustee shall furnish to the Securityholders promptly upon receipt of a written reasonable request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Trust under the Basic Documents.

      Section 6.0  Representations  and  Warranties.  The Owner  Trustee  hereby
represents   and   warrants   to  the   Depositor,   for  the   benefit  of  the
Certificateholders, that:

            It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Trust Agreement;

            It has taken all corporate action necessary to authorize the execution and delivery by it of this Trust Agreement, and this Trust Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Trust Agreement on its behalf;

            Neither the execution nor the delivery by it of this Trust Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound;

            This Trust Agreement, assuming due authorization, execution and delivery by the Owner Trustee and the Depositor, constitutes a valid, legal and binding obligation of the Owner Trustee, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

            The Owner Trustee is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Owner Trustee or its properties or might have consequences that would materially adversely affect its performance hereunder; and

            No litigation is pending or, to the best of the Owner Trustee's knowledge, threatened against the Owner Trustee which would prohibit its entering into this Trust Agreement or performing its obligations under this Trust Agreement.

      Section 6.0 Reliance; Advice of Counsel. The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

            In the exercise or administration of the Trust hereunder and in the performance of its duties and obligations under this Trust Agreement or the Basic Documents, the Owner Trustee
 may act directly or through its agents, attorneys, custodians or nominees (including persons acting under a power of attorney) pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents, attorneys, custodians or nominees (including persons acting under a power of attorney) if such persons have been selected by the Owner Trustee with reasonable care, and may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it at the expense of the Trust. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such Persons and not contrary to this Trust Agreement or any Basic Document.

      Section 6.0 Not Acting in Individual Capacity.  Except as provided in this
Article VI, in accepting the trusts hereby created Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Trust Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

     Section 6.0 Owner Trustee Not Liable for Certificates or Related Documents. The recitals contained herein and in the Certificates (other than the signatures of the Owner Trustee on the Certificates) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Trust Agreement, of any Basic Document or of the Certificates (other than the signatures of the Owner Trustee on the Certificates) or the Notes, or of any Related Documents. The Owner Trustee shall at no time have any responsibility or liability with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Trust Agreement or the Noteholders under the Indenture, including, the compliance by the Depositor or the Seller with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation, or any action of the Certificate Paying Agent, the Certificate Registrar or the Indenture Trustee taken in the name of the Owner Trustee.

      Section 6.0 Owner Trustee May Own Certificates and Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Certificates or Notes and may deal with the Depositor, the Seller, the Certificate Paying Agent, the Certificate Registrar and the Indenture Trustee in transactions with the same rights as it would have if it were not Owner Trustee.

                                   ARTICLE

                         Compensation of Owner Trustee

      Section 7.0 Owner Trustee's Fees and Expenses. The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof, and the Owner Trustee shall be reimbursed for its reasonable expenses hereunder and under the Basic Documents, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may reasonably employ in connection with the exercise and performance of its rights and its duties hereunder and under the Basic Documents which shall be payable by the Master Servicer pursuant to Section 3.09 of the Servicing Agreement.

      Section 7.0 Indemnification. The holder of the majority of the Certificate Percentage Interest of the Certificates shall indemnify, defend and hold harmless the Owner Trustee and its successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Trust Agreement, the Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder, provided, that:

                    the holder of the majority of the Certificate Percentage Interest of the Certificates shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from the Owner Trustee's willful misconduct, negligence or bad faith or as a result of any inaccuracy of a representation or warranty contained in Section 6.03 expressly made by the Owner Trustee;

                    with respect to any such claim, the Indemnified Party shall have given the holder of the majority of the Certificate Percentage Interest of the Certificates written notice thereof promptly after the Indemnified Party shall have actual knowledge thereof;

                    while maintaining control over its own defense, the holder of the majority of the Certificate Percentage Interest of the Certificates shall consult with the Indemnified Party in preparing such defense; and

                    notwithstanding anything in this Agreement to the contrary, the holder of the majority of the Certificate Percentage Interest of the Certificates shall not be liable for settlement of any claim by an Indemnified Party entered into without the prior consent of the holder of the majority of the Certificate Percentage Interest of the Certificates which consent shall not be unreasonably withheld.

      The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the termination of this Trust Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section 7.02, the Owner Trustee's choice of legal counsel, if other than the legal counsel retained by the Owner Trustee in connection with the execution and delivery of this Trust Agreement, shall be subject to the approval of the holder of the majority of the Certificate Percentage Interest of the Certificates, which approval shall not be unreasonably withheld. In addition, upon written notice to the Owner Trustee and with the consent of the Owner Trustee which consent shall not be unreasonably withheld, the holder of the majority of the Certificate Percentage Interest of the Certificates has the right to assume the defense of any claim, action or proceeding against the Owner Trustee.

                                   ARTICLE

                        Termination of Trust Agreement

     Section 8.0 Termination of Trust Agreement. This Trust Agreement (other than this Article VIII) and the Trust shall terminate and be of no further force or effect upon the earliest of the final distribution of all moneys or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Indenture and this Trust Agreement, the Payment Date in February 2024, or the purchase by the Master Servicer of all Revolving Credit Loans pursuant to
Section 8.08(a) of the Servicing Agreement. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder shall not (x) operate to terminate this Trust Agreement or the Trust or (y) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or the Owner Trust Estate or (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

     Except as provided in Section 8.01(a), neither the Depositor nor any Certif icateholder shall be entitled to revoke or terminate the Trust.

            Notice of any termination of the Trust, specifying the Payment Date upon which Certificateholders shall surrender their Certificates to the Certificate Paying Agent for payment of the final distribution and cancellation, shall be given by the Certificate Paying Agent by letter to Certificateholders and the Credit Enhancer mailed within five Business Days of receipt of notice of such termination from the Owner Trustee, stating the Payment Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Certificate Paying Agent therein designated, the amount of any such final payment and that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Payment Agent therein specified. The Certificate Paying Agent shall give such notice to the Owner Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, the Certificate Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to Section 5.01.

      In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Certificate Paying Agent shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. Subject to applicable laws with respect to escheat of funds, if within one year following the Payment Date on which final payment of the Certificates was to have been made pursuant to Section 3.10, all the Certificates shall not have been surrendered for cancellation, the Certificate Paying Agent may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Trust Agree ment. Any funds remaining in the Certificate Distribution Account after exhaustion of such remedies shall be distributed by the Certificate Paying Agent to the holder of the majority of the Certificate Percentage Interest of the Certificates.

            Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810(c) of the Business Trust Statute.

                                   ARTICLE

            Successor Owner Trustees and Additional Owner Trustees

      Section 9.0 Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a corporation satisfying the provisions of Section 3807(a) of the Business Trust Statute; authorized to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; and having (or having a parent that has) long-term debt obligations with a rating of at least A by Moody's and/or Standard & Poor's. If such corporation shall publish reports of condition at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 9.01, the Owner Trustee shall resign immediately in the manner and with the effect specified in
Section 9.02.

      Section 9.0 Replacement of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving 30 days' prior written notice thereof to the Credit Enhancer and the Depositor. Upon receiving such notice of resignation, the Indenture Trustee shall promptly appoint a successor Owner Trustee with the consent of the Credit Enhancer which will not be unreasonably withheld, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

      If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 9.01 and shall fail to resign after written request therefor by the Indenture Trustee, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Indenture Trustee may and shall at the direction of the Credit Enhancer remove the Owner Trustee. If the Indenture Trustee shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Indenture Trustee shall promptly appoint a successor Owner Trustee acceptable to the Credit Enhancer by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee, and shall pay all fees owed to the outgoing Owner Trustee.

      Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until accep tance of appointment by the successor Owner Trustee pursuant to Section 9.03 and payment of all fees and expenses owed to the outgoing Owner Trustee.
      Section 9.0 Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 9.02 shall execute, acknowledge and deliver to the Indenture Trustee and to its predecessor Owner Trustee an instrument accepting such appointment under this Trust Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective, and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Trust Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Trust Agreement; and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

      No successor  Owner Trustee shall accept  appointment  as provided in this
Section 9.03 unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 9.01.

      Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 9.03, the Indenture Trustee shall mail notice thereof to all Certificateholders, the Indenture Trustee, the Noteholders and the Rating Agencies. If the Indenture Trustee shall fail to mail such notice within 10 days after acceptance of such appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Indenture Trustee.

      Section  9.0 Merger or  Consolidation  of Owner  Trustee.  Any Person into which the Owner  Trustee  may be merged  or  converted  or with  which it may be
consolidated,   or  any  Person   resulting  from  any  merger,   conversion  or
consolidation to which the Owner Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, that such Person shall be eligible pursuant to Section 9.01 and, provided, further, that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

      Section 9.0 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Trust Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate may at the time be located, the Owner Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust or any part thereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Owner Trustee may consider necessary or desirable. No co-trustee or separate trustee under this Trust Agreement shall be required to meet the terms of eligibility as a successor Owner Trustee pursuant to Section 9.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 9.03.
      Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

            All rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Owner Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

            No trustee under this Trust Agreement shall be personally liable by reason of any act or omission of any other trustee under this Trust Agreement; and

            The Owner Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

      Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Trust Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Trust Agreement, specifically including every provision of this Trust Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee.

      Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Trust Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.

                                   ARTICLE

                                 Miscellaneous

      Section 10.0Amendments. This Trust Agreement may be amended from time to time by the parties hereto as specified in this Section 10.01, provided that any amendment, except as provided in subparagraph (e) below, be accompanied by an Opinion of Counsel, to the Owner Trustee to the effect that such amendment complies with the provisions of this Section and will not cause the Trust to be subject to an entity level tax.

            If the purpose of the amendment (as detailed therein) is to correct any mistake, eliminate any inconsistency, cure any ambiguity or deal with any matter not covered (i.e., to give effect to the intent of the parties), it shall not be necessary to obtain the consent of any Holders, but the Owner Trustee shall be furnished with (A) a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Security if determined without regard to the Credit Enhancement Instrument and (B) an Opinion of Counsel to the effect that such action will not adversely affect in any material respect the interests of any Holders, and the consent of the Credit Enhancer shall be obtained.

            If the purpose of the amendment is to prevent the imposition of any federal or state taxes at any time that any Security is outstanding (i.e., technical in nature), it shall not be necessary to obtain the consent of any Holder, but the Owner Trustee shall be furnished with an Opinion of Counsel that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to any Holder and the consent of the Credit Enhancer shall be obtained.

            If the purpose of the amendment is to add or eliminate or change any provision of the Trust Agreement other than as contemplated in (b) and (c) above, the amendment shall require (A) the consent of the Credit Enhancer and an Opinion of Counsel to the effect that such action will not adversely affect in any material respect the interests of any Holders and (B) either (a) a letter from the Rating Agency that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any security if determined without regard to the Credit Enhancement Instrument or (b) the consent of Holders of Certificates evidencing a majority of the Certificate Percentage Interest of the Certificates and the Indenture Trustee; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received that are required to be distributed on any Certificate without the consent of the related Certificateholder and the Credit Enhancer, or (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

            If the purpose of the amendment is to provide for the holding of any of the Certificates in book-entry form, it shall require the consent of Holders of all such Certificates then outstanding; provided, that the Opinion of Counsel specified in subparagraph (a) above shall not be required.

            If the purpose of the amendment is to provide for the issuance of additional certificates representing an interest in the Trust, it shall not be necessary to obtain the consent of any Holder, but the Owner Trustee shall be furnished with (A) an Opinion of Counsel to the effect that such action will not adversely affect in any material respect the interests of any Holders and (B) a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Security, if determined without regard to the Credit Enhancement Instrument and the consent of the Credit Enhancer shall be obtained.

            Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee, the Credit Enhancer and each of the Rating Agencies. It shall not be necessary for the consent of Certificateholders or the Indenture Trustee pursuant to this
Section 10.01 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Trust Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

            In connection with the execution of any amendment to any agreement to which the Trust is a party, other than this Trust Agreement, the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel to the effect that such amendment is authorized or permitted by the documents subject to such amendment and that all conditions precedent in the Basic Documents for the execution and delivery thereof by the Trust or the Owner Trustee, as the case may be, have been satisfied.

      Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State of the State of Delaware.

      Section 10.0No Legal Title to Owner Trust Estate. The Certificateholders shall not have legal title to any part of the Owner Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided beneficial interest therein only in accordance with Articles V and VIII. No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholders to and in their ownership interest in the Owner Trust Estate shall operate to terminate this Trust Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate

      Section 10.0Limitations on Rights of Others. Except for Section 2.07, the provisions of this Trust Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Certificateholders, the Credit Enhancer and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Trust Agreement (other than Section 2.07), whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Trust Agreement or any covenants, conditions or provisions contained herein.

      Section 10.0Notices. Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt, if to the Owner Trustee, addressed to Wilmington Trust Company, Corporate Trust Administration, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration; if to the Depositor, addressed to Residential Funding Mortgage Securities II, Inc., 8400 Normandale Lake Boulevard, Suite 700, Minneapolis, Minnesota 55437; if to the Credit Enhancer, addressed to Ambac Assurance Corporation, One State Street Plaza, 17th Floor, New York, New York 10004, Attention: Howard Pfeffer; if to the Rating Agencies, addressed to Moody's Investors Service, Inc., 99 Church Street, 4th Floor, New York, New York 10001 and Standard & Poor's Ratings Services, 26 Broadway, 15th Floor, New York, New York 10004, Attention:
Structured Finance Department - MBS or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

            Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Trust Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

            A copy of any notice delivered to the Owner Trustee or the Trust shall also be delivered to the Depositor.

      Section 10.0Severability. Any provision of this Trust Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      Section 10.0Separate Counterparts. This Trust Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

      Section 10.0Successors and Assigns. All representations, warranties, covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the Depositor, the Owner Trustee and its successors and each Certificateholder and its successors and permitted assigns, all as herein provided and the Credit Enhancer. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

     Section 10.0No Petition. The Owner Trustee, by entering into this Trust Agreement and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations to the Certificates, the Notes, this Trust Agreement or any of the Basic Documents.

      Section 10.0No Recourse. Each Certificateholder by accepting a Certificate acknowledges that such Certificateholder's Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Depositor, the Seller, the Owner Trustee, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Trust Agreement, the Certificates or the Basic Documents.

     Section 10. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

      Section 10. GOVERNING LAW. THIS TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Section 10. Integration. This Trust Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understanding pertaining thereto.

      Section 10. Rights of Credit Enhancer to Exercise Rights of Certificateholders. By accepting its Certificate, each Certificateholder agrees that unless a Credit Enhancer Default exists, the Credit Enhancer shall have the right to exercise all rights of the Certificateholders under this Agreement without any further consent of the Certificateholders. Nothing in this Section, however, shall alter or modify in any way, the fiduciary obligations of the Owner Trustee to the Certificateholders pursuant to this Agreement, or create any fiduciary obligation of the Owner Trustee to the Credit Enhancer.

      IN WITNESS WHEREOF,  the Depositor and the Owner Trustee have caused their
names  to  be  signed  hereto  by  their  respective   officers  thereunto  duly
authorized, all as of the day and year first above written.

                              RESIDENTIAL FUNDING MORTGAGE
                              SECURITIES II, INC.


                              By:
                                 Name:    Diane S. Wold
                                 TitVice President


                              WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee, except with respect to the representations and warranties contained in Section 6.03 hereof,


                              By:
                                 Name:
                                 Title:


Acknowledged and Agreed:

The Chase Manhattan Bank
      Indenture Trustee, as Certificate
      Registrar and Certificate
      Paying Agent



By:
   Name:    Regina Bergeland
   TitVice President

                                   EXHIBIT A

                              FORM OF CERTIFICATE


            THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE TERM NOTES AND THE VARIABLE FUNDING NOTES AS DESCRIBED IN THE
AGREEMENT (AS DEFINED HEREIN).

            THIS CERTIFICATE IS ISSUED IN THE CERTIFICATE PERCENTAGE INTEREST BELOW; HOWEVER, THE CERTIFICATE PERCENTAGE INTEREST OF THIS CERTIFICATE MAY CHANGE IN ACCORDANCE WITH SECTION 3.12 OF THE AGREEMENT. THE HOLDER OF THIS CERTIFICATE HEREBY CONSENTS TO ANY CHANGE IN ITS CERTIFICATE PERCENTAGE INTEREST IN ACCORDANCE WITH SUCH SECTION.

            THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 3.05 OF THE AMENDED AND RESTATED TRUST AGREEMENT ("THE AGREEMENT").

            NO TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED EITHER (i) A REPRESENTATION LETTER FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE PROHIBITED TRANSACTION RESTRICTIONS AND THE FIDUCIARY RESPONSIBILITY REQUIREMENTS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), ANY PERSON ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF ANY SUCH PLAN OR ANY PERSON USING "PLAN ASSETS," WITHIN THE MEANING OF THE DEPARTMENT OF LABOR REGULATION AT 29 C.F.R. ss.2510.3-101, TO ACQUIRE THIS CERTIFICATE (COLLECTIVELY A "PLAN INVESTOR"), OR (ii) IF THIS CERTIFICATE IS PRESENTED FOR REGISTRATION IN THE NAME OF A PLAN INVESTOR, AN OPINION OF COUNSEL, OR A CERTIFICATION IN THE FORM OF EXHIBIT G TO THE AGREEMENT IN LIEU OF SUCH OPINION OF COUNSEL, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS)
AND WILL NOT SUBJECT THE COMPANY, THE OWNER TRUSTEE, THE MASTER SERVICER OR THE CERTIFICATE REGISTRAR TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

            THE TRANSFEREE OF THIS CERTIFICATE SHALL BE SUBJECT TO UNITED STATES FEDERAL WITHHOLDING TAX UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED A CERTIFICATE OF NON-FOREIGN STATUS CERTIFYING AS TO THE TRANSFEREE'S STATUS AS A U.S. PERSON OR CORPORATION OR PARTNERSHIP UNDER U.S. LAW.

            THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE COMPANY, THE MASTER SERVICER, THE INDENTURE TRUSTEE, OR THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE AGREEMENT OR THE BASIC DOCUMENTS.

Certificate No. ____

Cut-off Date:
September 1, 1998

Date of Trust Agreement:
September 28, 1998

First Payment Date:                 Certificate Percentage Interest of
October 20, 1998                    this Certificate:  ____________%]


Assumed Final Payment Date:   CUSIP [_____]



                      HOME EQUITY LOAN-BACKED CERTIFICATE
                                SERIES 1998-HS3


      evidencing a fractional undivided interest in the Owner Trust Estate, the property of which consists primarily of the Revolving Credit Loans, created by RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below).

            This Certificate is payable solely from the assets of the Owner Trust Estate, and does not represent an obligation of or interest in the Company, the Seller, the Master Servicer, the Indenture Trustee, the Owner Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. This
Certificate is not guaranteed or insured by any governmental agency or instrumentality or by the Company, the Seller, the Master Servicer, the Indenture Trustee, the Owner Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Seller, the Master Servicer, the Indenture Trustee, the Owner Trustee, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This certifies that [name of Holder] is the registered owner of the Security Balance evidenced by this Certificate (as set forth on the face hereof) in certain distributions with respect to the Owner Trust Estate, consisting primarily of the Revolving Credit Loans, created by Residential Funding Mortgage Securities II, Inc. The Trust (as defined herein) was created pursuant to a Trust Agreement dated as specified above (as amended and supplemented from time to time, the "Agreement") between the Company and Wilmington Trust Company, as owner trustee (the "Owner Trustee," which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (the "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the pro rata portion evidenced by this Certificate (based on the Certificate Percentage Interest stated on the face hereon) of the Certificate Distribution Amount, if any, required to be distributed to Holders of Certificates on such Payment Date. Distributions on this Certificate will be made as provided in the Agreement by the Certificate Paying Agent by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon.

            Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Certificate Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained by the Certificate Registrar for that purpose in the City and State of New York. The initial Security Balance of this Certificate is set forth above. The Security Balance hereof will be reduced to the extent of the distributions allocable to principal.

            No transfer of this Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Certificate Registrar or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Certificate
Registrar and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described in the Agreement and (iii) the Certificate Registrar shall require the transferee to execute an investment letter and a Certificate of Non-Foreign Status in the form described by the Agreement (or if a Certificate of Non-Foreign Status is not provided, an Opinion of Counsel as described in the Agreement), which investment letter and certificate or Opinion of Counsel shall not be at the expense of the Trust, the Owner Trustee, the Certificate Registrar or the Company. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust, the Owner Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. In connection with any such transfer, the Certificate Registrar (unless otherwise directed by the Company) will also require either (i) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction restrictions or the fiduciary responsibility requirements of ERISA or Section 4975 of the Code ("Plan"), any person acting, directly or indirectly, on behalf of any such plan or any person using the "plan assets," within the meaning of the Department of Labor regulations at 29 C.F.R. ss.2510.3-101, to effect such acquisition (collectively, a "Plan Investor") or
(ii) if such transferee is a Plan Investor, an opinion of counsel acceptable to and in form and substance satisfactory to the Company, the Owner Trustee, the Master Servicer and the Certificate Registrar, or a certification in the form of Exhibit G to the Agreement, to the effect that the purchase or holding of the Certificate is permissible under applicable law, will not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Company, the Owner Trustee, the Master Servicer or the Certificate Registrar to any obligation or liability in addition to those undertaken in the Agreement.

            This Certificate is one of a duly authorized issue of Certificates designated as Home Equity Loan-Backed Certificates of the Series specified hereon (herein collectively called the "Certificates"). All terms used in this Certificate which are defined in the Agreement shall have the meanings assigned to them in the Agreement.

            The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Distribution Account that have been released from the Lien of the Indenture for payment hereunder and that neither the Owner Trustee in its individual capacity nor the Company is personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

            The Holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Indenture, dated as of September 28, 1998 between Home Equity Loan Trust 1998-HS3 (the "Trust") and The Chase Manhattan Bank, as Indenture Trustee (the "Indenture").

            Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Company, or join in any institution against the Company or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Agreement or any of the Basic Documents.

            The Agreement permits the amendment thereof as specified below, provided that any amendment be accompanied by the consent of the Credit Enhancer and an Opinion of Counsel to the Owner Trustee to the effect that such amendment complies with the provisions of the Agreement and will not cause the Trust to be subject to an entity level tax. If the purpose of the amendment is to correct any mistake, eliminate any inconsistency, cure any ambiguity or deal with any matter not covered, it shall not be necessary to obtain the consent of any Holder, but the Owner Trustee shall be furnished with a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Security if determined without regard to the Credit Enhancement Instrument and the counsel of the Credit Enhancer shall be obtained. If the purpose of the amendment is to prevent the imposition of any federal or state taxes at any time that any Security is outstanding, it shall not be necessary to obtain the consent of any Holder, but the Owner Trustee shall be furnished with an Opinion of Counsel that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to any Holder and the consent of the Credit Enhancer shall be obtained. If the purpose of the amendment is to add or eliminate or change any provision of the Agreement, other than as specified in the preceding two sentences, the amendment shall require either (a) a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Security, if determined without regard to the Credit Enhancement Instrument or (b) the consent of Holders of a majority of the Certificate Percentage Interests of the Controlling Certificates and the Indenture Trustee; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the time of, payments received that are required to be distributed on any Certificate without the consent of the related Certificateholder and the Credit Enhancer, or (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment without the consent of the Holders of all such Certificates then outstanding.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained in the City and State of New York, accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Certificate Percentage Interest will be issued to the designated transferee. The initial Certificate Registrar appointed under the Agreement is the Owner Trustee.

            Except as provided in the Agreement, the Certificates are issuable only in minimum denominations of a 10.0000% Certificate Percentage Interest and in integral multiples of a 0.0001% Certificate Percentage Interest in excess thereof. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of authorized denominations, as requested by the Holder surrendering the same. This Certificate is issued in the Certificate Percentage Interest above; however, the Certificate Percentage Interest of this Certificate may change in accordance with Section 3.12 of the Agreement. The Holder of this Certificate hereby consents to any change in its Certificate Percentage Interest in accordance with such Section.

            No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

            The Owner Trustee, the Certificate Paying Agent, the Certificate Registrar and any agent of the Owner Trustee, the Certificate Paying Agent, or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Paying Agent, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

            This Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

            The obligations created by the Agreement in respect of the Certificates and the Trust created thereby shall terminate upon the earliest of
(i) the final distribution of all moneys or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Indenture and the Agreement, (ii) the Payment Date in February 2024, or (iii) the purchase by the Master Servicer of all Revolving Credit Loans pursuant to Section 8.08(a) of the Servicing Agreement.

            Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, or an authenticating agent by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.


                             HOME EQUITY LOAN
                             TRUST 1998-HS3

                             by WILMINGTON TRUST COMPANY, not in
                                its individual capacity but solely as Owner
                                Trustee



Dated:
                                          Authorized Signatory


                         CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within mentioned Agreement.


WILMINGTON TRUST COMPANY,
not in its individual capacity
but solely as Owner Trustee


By:______________________________
        Authorized Signatory



or __________________________________,
      as Authenticating Agent of the Trust


By:______________________________
        Authorized Signatory

                                  ASSIGNMENT


     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE




     (Please print or type name and address, including postal zip code, of assignee) the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:

                              ___________________________________________*/
                                        Signature Guaranteed:


                                    ____________________________*/


-----------------

*/ NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                           DISTRIBUTION INSTRUCTIONS


      The assignee should include the following for the information of the Certificate Paying Agent:

      Distribution shall be made by wire transfer in immediately available funds to------------------------------------------------
for the account of ________________________________________, account number
______________, or, if mailed by check, to ______________.

      Applicable statements should be mailed to__________________.


                                          ------------------------------
                                          Signature of assignee or agent
                                          (for authorization of wire
                                           transfer only)

                                   EXHIBIT B
                            TO THE TRUST AGREEMENT










                             CERTIFICATE OF TRUST

                                      OF

                       HOME EQUITY LOAN TRUST 1998-HS3



      THE UNDERSIGNED, ______________________, as owner trustee (the "Trustee"), for the purpose of forming a business trust does hereby certify as follows:

            The name of the business trust is:

                        HOME EQUITY LOAN TRUST 1998-HS3

            The name and business  address of the Trustee of the business  trust
in  the  State  of   Delaware  is   ______________________,   _________________,
__________, Delaware _____.

            The business trust reserves the right to amend, alter, change, or repeal any provision contained in this Certificate of Trust in the manner now or hereafter prescribed by law.

            This Certificate of Trust shall be effective upon filing.

      THE UNDERSIGNED, being the Trustee hereinbefore named, for the purpose of forming a business trust pursuant to the provisions of the Delaware Business Trust Act, does make this certificate of trust, hereby declaring and further certifying that this is its act and deed and that to the best of the undersigned's knowledge and belief the facts herein stated are true.

                                [NAME OF OWNER TRUSTEE],

                                not in its individual capacity but
                                solely as owner trustee under an
                                Amended and Restated Trust
                                Agreement dated as of September 28,
                                1998


                                By:
                                Name:
                                Title:

                                   EXHIBIT C

                 [FORM OF RULE 144A INVESTMENT REPRESENTATION]


            Description of Rule 144A Securities, including numbers:
                ===============================================
                ===============================================


            The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

            1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

            2. The Buyer warrants and represents to, and covenants with, the Owner Trustee and the Depositor (as defined in the Amended and Restated Trust Agreement (the "Agreement"), dated as of September 28, 1998 between Residential Funding Mortgage Securities II, Inc., as Depositor and Wilmington Trust Company as Owner Trustee pursuant to Section 3.05 of the Agreement and The Chase Manhattan Bank as indenture trustee, as follows:

                  a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

                  b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                  c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Indenture Trustee, the Owner Trustee or the Master Servicer.

                  d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                  e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex
      2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

            3. The Buyer represents that:

      (i)   either (a) or (b) is satisfied, as marked below:

                  ____ a. The Buyer is not any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986 (the "Code"), a Person acting, directly or indirectly, on behalf of any such plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3-101; or

          ____ b. The Buyer will provide the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer with either: (x) an opinion of counsel, satisfactory to the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer, to the effect that the purchase and holding of a Certificate by or on behalf of the Buyer is permissible under applicable law, will not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Depositor, the Owner Trustee, the Certificate Registrar or the Master Servicer to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Trust Agreement, which opinion of counsel shall not be an expense of the Depositor, the Owner Trustee, the Certificate Registrar or the Master Servicer; or (y) in lieu of such opinion of counsel, a certification in the form of Exhibit G to the Trust Agreement; and

      (ii) the Buyer is familiar with the prohibited transaction restrictions and fiduciary responsibility requirements of Sections 406 and 407 of ERISA and Section 4975 of the Code and understands that each of the parties to which this certification is made is relying and will continue to rely on the statements made in this paragraph 3.

            4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

            IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


Print Name of Seller                      Print Name of Buyer

By:                                       By:
   Name:                                  Name:
   Title:                                    Title:

Taxpayer Identification:            Taxpayer Identification:

No.                                       No.

Date:                                     Date:

                            ANNEX 1 TO EXHIBIT C


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

            [For Buyers Other Than Registered Investment Companies]

 The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

         1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

         2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

   ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto. -------- Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

   ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

___ Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

   ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

     ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

     ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

     ___ Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

   ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

     ___ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

     ___ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

         3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,
(vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

         5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Rule 144A Securities are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___     ___     Will the Buyer be purchasing the Rule 144A
  Yes     NoSecurities only for the Buyer's own account?

         6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

         7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                              Print Name of Buyer

                              By:
                                    Name:
                                    Title:
                              Date:

                       ANNEX 2 TO EXHIBIT C


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers That Are Registered Investment Companies]


            The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

             1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

            2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

            4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

            5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

            6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                    Print Name of Buyer


                                    By:
                                       Name:
                                       Title:

                                    IF AN ADVISER:


                                    Print Name of Buyer


                                    Date:

                                   EXHIBIT D

                    FORM OF INVESTOR REPRESENTATION LETTER


                                         , 19


Residential Funding Mortgage Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota 55437

The Chase Manhattan Bank
450 West 33rd Street, 15th Floor
New York, NY  10001

Attention:  Corporate Trust Administration

            Re:   Home Equity Loan-Backed Certificates
                  Series 1998-HS3

Ladies and Gentlemen:

     (the   "Purchaser")   intends  to  purchase  from  (the  "Seller")  a  ___%
Certificate Percentage Interest of Certificates of Series 1998-HS3 (the "Certificates"), issued pursuant to the Amended and Restated Trust Agreement (the "Trust Agreement"), dated as of September 28, 1998, between Residential Funding Mortgage Securities II, Inc. as depositor (the "Company") and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), as acknowledged and agreed by The Chase Manhattan Bank as Certificate Registrar. All terms used herein and not otherwise defined shall have the meanings set forth in the Trust Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company and the Certificate Registrar that:

                  1. The Purchaser  understands that (a) the  Certificates  have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Trust Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

                  2. The  Purchaser is acquiring  the  Certificates  for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                  3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

                  4. The  Purchaser  has  been  furnished  with,  and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated , 19 , relating to the Certificates (b)] a copy of the Trust Agreement and [b] [c] such other information concerning the Certificates, the Revolving Credit Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

                  5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Trust Agreement.

                  6.  The Purchaser represents:

      (i) that either (a) or (b) is satisfied, as marked below:

                  ____ a. The Purchaser is not any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986 (the "Code"), a Person acting, directly or indirectly, on behalf of any such plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3- 101; or

                  ____ b. The Purchaser will provide the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer with either:
      (x) an opinion of counsel, satisfactory to the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer, to the effect that the purchase and holding of a Certificate by or on behalf of the Purchaser is permissible under applicable law, will not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Depositor, the Owner Trustee, the Certificate Registrar or the Master Servicer to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Trust Agreement, which opinion of counsel shall not be an expense of the Depositor, the Owner Trustee, the Certificate Registrar or the Master Servicer; or (y) in lieu of such opinion of counsel, a certification in the form of Exhibit G to the Trust Agreement; and

      (ii) the Purchaser is familiar with the prohibited transaction restrictions and fiduciary responsibility requirements of Sections 406 and 407 of ERISA and Section 4975 of the Code and understands that each of the parties to which this certification is made is relying and will continue to rely on the statements made in this paragraph 6.

                  7. The Purchaser is acquiring the Certificate for its own behalf and is not acting as agent or custodian for any other person or entity in connection with such acquisition;

                  8. The Purchaser is not a partnership, grantor trust or S corporation for federal income tax purposes, or, if the Purchaser is a partnership, grantor trust or S corporation for federal income tax purposes, the Certificates are not more than 50% of the assets of the partnership, grantor trust or S corporation.

                  9. The Purchaser is not a non-United States person.

                              Very truly yours,



                              By:
                              Name:
                              Title:

                                   EXHIBIT E

                   FORM OF TRANSFEROR REPRESENTATION LETTER




                                       , 19


Residential Funding Mortgage Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota 55437

The Chase Manhattan Bank
450 West 33rd Street, 15th Floor
New York, NY  10001

Attention:  Corporate Trust Administration

            Re:   Home Equity  Loan-Backed Certificates
                  Series 1998-HS3

Ladies and Gentlemen:

     (the "Purchaser") intends to purchase from (the
"Seller") a ___% Certificate Percentage Interest of [Certificates] of Series 1998-HS3 (the "Certificates"), issued pursuant to the Amended and Restated Trust Agreement (the "Trust Agreement"), dated as of September 28, 1998 between Residential Funding Mortgage Securities II, Inc. as depositor (the "Company") and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), as acknowledged and agreed by The Chase Manhattan Bank as Certificate Registrar. All terms used herein and not otherwise defined shall have the meanings set forth in the Trust Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Certificate Registrar that:

            Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Trust Agreement.

                                          Very truly yours,


                                                (Seller)



                                          By:
                                          Name:
                                          Title:

                                   EXHIBIT F

                       CERTIFICATE OF NON-FOREIGN STATUS

      This Certificate of Non-Foreign Status ("certificate") is delivered pursuant to Section 3.05 of the Amended and Restated Trust Agreement, dated as of September 28, 1998 (the "Trust Agreement"), between Residential Funding Mortgage Securities II, Inc., as depositor and Wilmington Trust Company, as Owner Trustee, in connection with the acquisition of, transfer to or possession by the undersigned, whether as beneficial owner (the "Beneficial Owner"), or nominee on behalf of the Beneficial Owner of the Residential Home Equity Loan-Backed Certificates, Series 1998-HS3 (the "Certificate"). Capitalized terms used but not defined in this certificate have the respective meanings given them in the Trust Agreement.

      Each holder must complete Part I, Part II (if the holder is a nominee), and in all cases sign and otherwise complete Part III.

      In addition, each holder shall submit with the Certificate an IRS Form W-9 relating to such holder.

      To confirm to the Trust that the provisions of Sections 871, 881 or 1446 of the Internal Revenue Code (relating to withholding tax on foreign partners) do not apply in respect of the Certificate held by the undersigned, the undersigned hereby certifies:

Part I -    Complete Either A or B

            A.    Individual as Beneficial Owner

               1.  I am (The Beneficial Owner is ) not a non-resident alien for purposes of U.S. income taxation;

                  2. My (The Beneficial Owner's) name and home address are:


                                                                 ; and

                  3. My (The Beneficial Owner's) U.S. taxpayer identification number (Social Security Number) is .

            B.    Corporate, Partnership or Other EntiOwner Beneficial

                  1. (Name of the Beneficial Owner) is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Treasury Regulations;

                  2. The Beneficial Owner's office address and place of incorporation (if applicable) is
                                                              ; and

                  3. The Beneficial Owner's U.S. employer identification number is .


Part II -   Nominees

      If  the  undersigned  is  the  nominee  for  the  Beneficial   Owner,  the
undersigned certifies that this certificate has been made in reliance upon information contained in:

                   an IRS Form W-9

                   a form such as this or substantially similar

provided to the undersigned by an appropriate person and (i) the undersigned agrees to notify the Trust at least thirty (30) days prior to the date that the form relied upon becomes obsolete, and (ii) in connection with change in Beneficial Owners, the undersigned agrees to submit a new Certificate of Non-Foreign Status to the Trust promptly after such change.

Part III -  Declaration

      The undersigned, as the Beneficial Owner or a nominee thereof, agrees to notify the Trust within sixty (60) days of the date that the Beneficial Owner becomes a foreign person. The undersigned understands that this certificate may be disclosed to the Internal Revenue Service by the Trust and any false statement contained therein could be punishable by fines, imprisonment or both.

      Under penalties of perjury, I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct and complete and will further declare that I will inform the Trust of any change in the information provided above, and, if applicable, I further declare that I have the authority* to sign this document.



              Name


      Title (if applicable)


     Signature and Date




*NOTE: If signed pursuant to a power of attorney, the power of attorney must accompany this certificate.

                                   EXHIBIT G

                      FORM OF ERISA REPRESENTATION LETTER

                                          _____________, 199__

Residential Funding Mortgage
 Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware  19890

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

[CERTIFICATE REGISTRAR]

                  Re:   Residential Funding Mortgage Securities II, Inc.
                        Home Equity Loan-Backed Certificates, Series 1998-HS3

Dear Sirs:

            __________________________________  (the  "Transferee")  intends  to acquire from _____________________ (the "Transferor") a ___% Certificate Percentage Interest of Residential Mortgage Securities II, Inc. Home Equity Loan-Backed Certificates, Series 1998-HS3 (the "Certificates"), issued pursuant to an Amended and Restated Trust Agreement (the "Trust Agreement") dated September 28, 1998 among Residential Funding Mortgage Securities II, Inc., as depositor (the "Depositor") and Wilmington Trust Company, as trustee (the "Owner Trustee"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Trust Agreement.

            The Transferee hereby certifies, represents and warrants to, and covenants with, the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer that either:

            (1) The Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986 (the "Code") (any of the foregoing, a "Plan"), (ii) are not being acquired with "plan assets" of a Plan within the meaning of the Department of Labor ("DOL") regulation, 29 C.F.R. ss. 2510.3-101, and (iii) will not be transferred to any entity that is deemed to be investing in plan assets within the meaning of the DOL regulation, 29 C.F.R. ss. 2510.3-101; or

            (2) The purchase of the Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code, will not subject the Depositor or the Trustee to any obligation in addition to those undertaken in the Trust Agreement and, with respect to each source of funds being used by the Transferee to acquire the Certificates (each being referred to as a "Source") and the following statements in either (a) or (b):

                   (a) the Transferee is an insurance company and (i) the Source is assets of its "general account," (ii) the conditions set forth in PTCE 95-60 issued by the DOL have been satisfied and the purchase and holding of Certificates by or on behalf of the Transferee are exempt under PTCE 95-60 and (iii) the amount of reserves and liabilities for such general account contracts held by or on behalf of any Plan do not exceed 10% of the total reserves and liabilities of such general account plus surplus as of the date hereof (for purposes of this clause, all Plans maintained by the same employer (or affiliate thereof) or employee organization are deemed to be a single Plan) in connection with its purchase and holding of such Certificates; or

                   (b) the Transferee is an insurance company and (i) the Source is assets of its "general account," (ii) the requirements of Section 401(c) of ERISA and the DOL regulations to be promulgated thereunder ("401(c) Regulations") have been satisfied and will continue to be satisfied and (iii) the Transferee represents that it understands that the operation of the general account after December 31, 1999 may affect its ability to continue to hold the Certificates after the date which is 18 months after the 401(c) Regulations become final and unless a class exemption issued by the DOL or an exception under Section 401(c) of ERISA is then available for the continued holding of Certificates, if the assets of the general account constitute Plan Assets, it will dispose of the Certificates prior to the date which is 18 months after the 401(c) Regulations become final.

            (3) The Transferee is familiar with the prohibited transaction restrictions and fiduciary responsibility requirements of Sections 406 and 407 of ERISA and Section 4975 of the Code and understands that each of the parties to which this certification is made is relying and will continue to rely on the statements made herein.

                                    Very truly yours,



                                    By:
                                    Name:
                                    Title:

                                   EXHIBIT H

                         FORM OF REPRESENTATION LETTER


                                          _____________, 199__

Residential Funding Mortgage
 Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware  19890

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

[CERTIFICATE REGISTRAR]

                   Re:  Residential Funding Mortgage Securities II, Inc.
                        Home Equity Loan-Backed Certificates, Series 1998-HS3

Dear Sirs:

            __________________________________  (the  "Transferee")  intends  to acquire from _____________________ (the "Transferor") a ___% Certificate Percentage Interest of Residential Mortgage Securities II, Inc. Home Equity Loan-Backed Certificates, Series 1998-HS3 (the "Certificates"), issued pursuant to a Amended and Restated Trust Agreement (the "Trust Agreement") dated September 28, 1998 among Residential Funding Mortgage Securities II, Inc., as depositor (the "Depositor") and Wilmington Trust Company, as trustee (the "Owner Trustee"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Trust Agreement.

            The Transferee hereby certifies, represents and warrants to, and covenants with, the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer that:

            (1) the Transferee is acquiring the Certificate for its own behalf and is not acting as agent or custodian for any other person or entity in connection with such acquisition; and
            (2) the Transferee is not a partnership, grantor trust or S corporation for federal income tax purposes, or, if the Transferee is a partnership, grantor trust or S corporation for federal income tax purposes, the Certificates are not more than 50% of the assets of the partnership, grantor trust or S corporation.

                                    Very truly yours,



                                    By:
                                    Name:
                                    Title:

                                  EXHIBIT 4.5


                                                                EXECUTION COPY








                        HOME EQUITY LOAN TRUST 1998-HS3

                                    Issuer

                                      AND

                           THE CHASE MANHATTAN BANK

                               Indenture Trustee



                                   INDENTURE

                        Dated as of September 28, 1998

                  ------------------------------------------



                      HOME EQUITY LOAN-BACKED TERM NOTES

                HOME EQUITY LOAN-BACKED VARIABLE FUNDING NOTES


                                 -------------

                               TABLE OF CONTENTS

Section                                                                   Page

                             ARTICLE IDefinitions

      1.01.     Definitions..................................................2
      1.02.     Incorporation by Reference of Trust Indenture Act............2
      1.03.     Rules of Construction........................................2

                     ARTICLE IIOriginal Issuance of Notes

      2.01.     Form.........................................................4
      2.02.     Execution, Authentication and Delivery.......................4

                             ARTICLE IIICovenants

      3.01.  Collection of Payments with respect to the Revolving Credit Loans6
      3.02.     Maintenance of Office or Agency..............................6
      3.03.     Money for Payments to Be Held in Trust; Paying Agent.........6
      3.04.     Existence....................................................7
      3.05.     Payment of Principal and Interest; Defaulted Interest........8
      3.06.     Protection of Trust Estate..................................10
      3.07.     Opinions as to Trust Estate.................................11
      3.08.     Performance of Obligations; Servicing Agreement.............11
      3.09.     Negative Covenants..........................................12
      3.10.     Annual Statement as to Compliance...........................12
      3.11.     Recording of Assignments....................................13
      3.12.     Representations and Warranties Concerning the Revolving Credit
                        Loans...............................................13
      3.13.     Assignee of Record of the Revolving Credit Loans............13
      3.14.     Master Servicer as Agent and Bailee of the Indenture Trustee13
      3.15.     Investment Company Act......................................13
      3.16.     Issuer May Consolidate, etc.................................14
      3.17.     Successor or Transferee.....................................15
      3.18.     No Other Business...........................................15
      3.19.     No Borrowing................................................16
      3.20.     Guarantees, Loans, Advances and Other Liabilities...........16
      3.21.     Capital Expenditures........................................16
      3.22.     Owner Trustee Not Liable for Certificates or Related Documents16
      3.23.     Restricted Payments.........................................16
      3.24.     Notice of Events of Default.................................17
      3.25.     Further Instruments and Acts................................17
      3.26.     Statements to Noteholders...................................17
      3.27.     Determination of Note Rate..................................17

Section                                                                   Page


      3.28.     Payments under the Credit Enhancement Instrument............17
      3.29.     Payments under the RFC Demand Note..........................17

         ARTICLE IVThe Notes; Satisfaction and Discharge of Indenture

      4.01.   The Notes; Increase of Maximum Variable Funding Balance; Variable
                Funding Notes...............................................19
      4.02.  Registration of and Limitations on Transfer and Exchange of Notes;
                Appointment of Certificate Registrar........................20
      4.03.     Mutilated, Destroyed, Lost or Stolen Notes..................22
      4.04.     Persons Deemed Owners.......................................23
      4.05.     Cancellation................................................23
      4.06.     Book-Entry Notes............................................23
      4.07.     Notices to Depository.......................................24
      4.08.     Definitive Notes............................................24
      4.09.     Tax Treatment...............................................25
      4.10.     Satisfaction and Discharge of Indenture.....................25
      4.11.     Application of Trust Money..................................26
      4.12.     Subrogation and Cooperation.................................26
      4.13.     Repayment of Monies Held by Paying Agent....................27
      4.14.     Temporary Notes.............................................27

                        ARTICLE VDefault and Remedies

      5.01.     Events of Default...........................................28
      5.02.     Acceleration of Maturity; Rescission and Annulment..........28
      5.03.     Collection of Indebtedness and Suits for Enforcement by
               Indenture Trustee ...........................................29
      5.04.     Remedies; Priorities........................................31
      5.05.     Optional Preservation of the Trust Estate...................32
      5.06.     Limitation of Suits.........................................33
      5.07.     Unconditional Rights of Noteholders to Receive Principal
                and Interest ...............................................33
      5.08.     Restoration of Rights and Remedies..........................33
      5.09.     Rights and Remedies Cumulative..............................34
      5.10.     Delay or Omission Not a Waiver..............................34
      5.11.     Control by Noteholders......................................34
      5.12.     Waiver of Past Defaults.....................................35
      5.13.     Undertaking for Costs.......................................35
      5.14.     Waiver of Stay or Extension Laws............................35
      5.15.     Sale of Trust Estate........................................35
      5.16.     Action on Notes.............................................37

Section                                                                   Page



                       ARTICLE VIThe Indenture Trustee

      6.01.     Duties of Indenture Trustee.................................39
      6.02.     Rights of Indenture Trustee.................................40
      6.03.     Individual Rights of Indenture Trustee......................40
      6.04.     Indenture Trustee's Disclaimer..............................40
      6.05.     Notice of Event of Default..................................40
      6.06.     Reports by Indenture Trustee to Holders.....................41
      6.07.     Compensation and Indemnity..................................41
      6.08.     Replacement of Indenture Trustee............................41
      6.09.     Successor Indenture Trustee by Merger.......................42
      6.10.     Appointment of Co-Indenture Trustee or Separate Indenture
                Trustee ....................................................43
      6.11.     Eligibility; Disqualification...............................44
      6.12.     Preferential Collection of Claims Against Issuer............44
      6.13.     Representations and Warranties..............................44
      6.14.     Directions to Indenture Trustee.............................45
      6.15.     Indenture Trustee May Own Securities........................45

                  ARTICLE VIINoteholders' Lists and Reports

      7.01.     Issuer to Furnish Indenture Trustee Names and Addresses of
                Noteholders.................................................46
      7.02.     Preservation of Information; Communications to Noteholders..46
      7.03.     Reports by Issuer...........................................46
      7.04.     Reports by Indenture Trustee................................47

               ARTICLE VIIIAccounts, Disbursements and Releases

      8.01.     Collection of Money.........................................48
      8.02.     Trust Accounts..............................................48
      8.03.     Officer's Certificate.......................................48
      8.04.     Termination Upon Distribution to Noteholders................49
      8.05.     Release of Trust Estate.....................................49
      8.06.     Surrender of Notes Upon Final Payment.......................49

                      ARTICLE IXSupplemental Indentures

      9.01.     Supplemental Indentures Without Consent of Noteholders......50
      9.02.     Supplemental Indentures With Consent of Noteholders.........51
      9.03.     Execution of Supplemental Indentures........................52

Section                                                                   Page


      9.04.     Effect of Supplemental Indenture............................53
      9.05.     Conformity with Trust Indenture Act.........................53
      9.06.     Reference in Notes to Supplemental Indentures...............53

                            ARTICLE XMiscellaneous

      10.01.    Compliance Certificates and Opinions, etc...................54
      10.02.    Form of Documents Delivered to Indenture Trustee............55
      10.03.    Acts of Noteholders.........................................56
      10.04.    Notices, etc., to Indenture Trustee, Issuer, Credit Enhancer
                and Rating  Agencies........................................57
      10.05.    Notices to Noteholders; Waiver..............................57
      10.06.    Alternate Payment and Notice Provisions.....................58
      10.07.    Conflict with Trust Indenture Act...........................58
      10.08.    Effect of Headings..........................................58
      10.09.    Successors and Assigns......................................58
      10.10.    Separability................................................59
      10.11.    Benefits of Indenture.......................................59
      10.12.    Legal Holidays..............................................59
      10.13.    GOVERNING LAW...............................................59
      10.14.    Counterparts................................................59
      10.15.    Recording of Indenture......................................59
      10.16.    Issuer Obligation...........................................59
      10.17.    No Petition.................................................60
      10.18.    Inspection..................................................60

Signatures and Seals ....................................................   81
Acknowledgments .........................................................   82

EXHIBITS

Exhibit A-1 - Form of Term Notes
Exhibit A-2 - Form of Variable Funding Notes
Exhibit B - Form of 144A  Investment  Representation  for Capped  Funding  Notes
Exhibit C - Form of Investor Representation Letter for Capped Funding Notes Exhibit D - Form of Transferor Representation Letter for Capped Funding Notes

Appendix A  Definitions

            This Indenture, dated as of September 28, 1998, between HOME EQUITY LOAN TRUST 1998-HS3, a Delaware business trust, as Issuer (the "Issuer"), and THE CHASE MANHATTAN BANK, as Indenture Trustee (the "Indenture Trustee"),

                               WITNESSETH THAT:

            Each party hereto agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer's Series 1998-HS3 Home Equity Loan-Backed Term Notes and Home Equity Loan-Backed Variable Funding Notes (together, the "Notes").

                                GRANTING CLAUSE

            The Issuer hereby Grants to the Indenture Trustee at the Closing Date, as trustee for the benefit of the Holders of the Notes, all of the Issuer's right, title and interest in and to whether now existing or hereafter created (a) the Revolving Credit Loans, (b) all funds on deposit from time to time in the Payment Account and in all proceeds thereof; (c) the Credit Enhancement Instrument; (d) the RFC Demand Note; and (e) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in respect of, any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Trust Estate" or the "Collateral").

            The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

            The foregoing Grant shall inure to the benefit of the Credit Enhancer in respect of draws made on the Credit Enhancement Instrument and amounts owing from time to time pursuant to the Insurance Agreement (regardless of whether such amounts relate to the Notes or the Certificates), and such Grant shall continue in full force and effect for the benefit of the Credit Enhancer until all such amounts owing to it have been repaid in full.

            The Indenture Trustee, as trustee on behalf of the Holders of the Notes, acknowledges such Grant, accepts the trust under this Indenture in accordance with the provisions hereof and agrees to perform its duties as Indenture Trustee as required herein.

                                   ARTICLE


                                  Definitions

      Section 1.0 Definitions. For all purposes of this Indenture, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions attached hereto as Appendix A which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

      Section 1.0 Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the Trust Indenture Act (the "TIA"), the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

            "Commission" means the Securities and Exchange Commission.

            "indenture securities" means the Notes.

            "indenture security holder" means a Noteholder.

            "indenture to be qualified" means this Indenture.

"indenture trustee" or "institutional trustee" means the Indenture Trustee.

     "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

             All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

      Section 1.0 Rules of Construction.  Unless the context otherwise requires:

                    a term has the meaning assigned to it;

                    an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

                    "or" is not exclusive;

                    "including" means including without limitation;

     words in the singular include the plural and words in the plural include the singular; and

                    any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE

                          Original Issuance of Notes

      Section 2.0 Form. The Term Notes and the Variable Funding Notes, in each case together with the Indenture Trustee's certificate of authentication, shall be in substantially the forms set forth in Exhibits A-1 and A-2, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

      The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the Authorized Officers executing such Notes, as evidenced by their execution of such Notes.

      The terms of the Notes set forth in Exhibits A-1 and A-2 are part of the terms of this Indenture.

     Section 2.02. Execution, Authentication and Delivery. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

      Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

      The Indenture Trustee shall upon Issuer Request authenticate and deliver Term Notes for original issue in an aggregate initial principal amount of $150,000,000 and Variable Funding Notes for original issue in an aggregate initial principal amount of zero. The Security Balance of the Variable Funding Notes in the aggregate may not exceed the Maximum Variable Funding Balance.

      Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes and the Term Notes shall be issuable in the minimum initial Security Balances of $25,000 and in integral multiples of $1,000 in excess thereof.

      Each Variable Funding Note shall be initially issued with a Security Balance of $0 or, if applicable, with a Security Balance in the amount equal to the Additional Balance Differential for the Collection Period related to the Payment Date following the date of issuance of such Variable Funding Note pursuant to Section 4.01(c).

      No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

                                   ARTICLE

                                   Covenants

      Section 3.0 Collection of Payments with respect to the Revolving Credit Loans. The Indenture Trustee shall establish and maintain with itself the Payment Account in which the Indenture Trustee shall, subject to the terms of this paragraph, deposit, on the same day as it is received from the Master Servicer, each remittance received by the Indenture Trustee with respect to the Revolving Credit Loans. The Indenture Trustee shall make all payments of principal of and interest on the Notes, subject to Section 3.03 as provided in
Section 3.05 herein from monies on deposit in the Payment Account.

      Section 3.0 Maintenance of Office or Agency. The Issuer will maintain in the City of New York, an office or agency where, subject to satisfaction of conditions set forth herein, Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

      Section 3.0 Money for Payments to Be Held in Trust; Paying Agent. (a) As provided in Section 3.01, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Payment Account pursuant to Section 3.01 shall be made on behalf of the Issuer by the Indenture Trustee or by the Paying Agent, and no amounts so withdrawn from the Payment Account for payments of Notes shall be paid over to the Issuer except as provided in this Section 3.03.

      The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

                    hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                    give the Indenture Trustee and the Credit Enhancer written notice of any default by the Issuer of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

                    at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

                    immediately resign as Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes, if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment;

                    comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

                    deliver to the Indenture Trustee a copy of the report to Noteholders prepared with respect to each Payment Date by the Master Servicer pursuant to Section 4.01 of the Servicing Agreement.

      The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Request direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

      Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for one year after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Inden-

ture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee may also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

     Section 3.0 Existence. The Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Revolving Credit Loans and each other instrument or agreement included in the Trust Estate.

      Section 3.0 Payment of Principal and Interest; Defaulted Interest. On each Payment Date from amounts on deposit in the Payment Account (other than amounts therein constituting proceeds of the RFC Demand Note), the Paying Agent shall pay to the Noteholders, the Certificate Paying Agent, on behalf of the Certificateholders, and to other Persons the amounts to which they are entitled, as set forth in the statements delivered to the Indenture Trustee pursuant to
Section 4.01 of the Servicing Agreement, as set forth below in the following order of priority:

                    to the Noteholders, as interest on the Term Notes and Variable Funding Notes, interest for the related Interest Period at the Note Rate on the Security Balances of Notes immediately prior to such Payment Date, other than any Interest Shortfalls;

                    to the Noteholders, as principal on the Term Notes and Variable Funding Notes, pro rata based on the Security Balances thereof, the Principal Collection Distribution Amount for such Payment Date;

                    to the Noteholders, as principal to the Term Notes and Variable Funding Notes, pro rata based on the Security Balances thereof, the Liquidation Loss Distribution Amount for such Payment Date;

     to the  Credit  Enhancer,  in the  amount  of the  premium  for the  Credit
Enhancement Instrument (with interest thereon as provided in the Insurance Agreement);

                    to the Credit Enhancer, to reimburse it for prior draws made on the Credit Enhancement Instrument (with interest thereon as provided in the Insurance Agreement) (except for draws attributable to Excess Loss Amounts);

                    to the Noteholders, as principal to the Term Notes and Variable Funding Notes, pro rata based on the Security Balances thereof, the amount necessary to reduce the aggregate Security Balance of the Notes to the Pool Balance as of the end of the related Collection Period (if applicable) and then to bring the Outstanding Reserve Amount up to the Reserve Amount Target;

     to the Credit Enhancer, any other amounts owed to the Credit Enhancer pursuant to the Insurance Agreement;

                        to pay the Term Notes and Variable Funding Notes, any Interest Shortfalls not previously paid (together with interest thereon at the Note Rate (as adjusted from time to time)), pro rata, based on such amount remaining unpaid with respect to each of such Notes;

     to the Indenture Trustee, any amounts owing to the Indenture Trustee pursuant to Section 6.07 remaining unpaid; and

     any remaining amount, to the Certificate Paying Agent, on behalf of the holders of the Certificates;

provided, however, in the event that on a Payment Date a Credit Enhancer Default shall have occurred and be continuing, then the priorities of distributions described above will be adjusted such that payments of any amounts to be paid to the Credit Enhancer will not be paid until the full amount of interest and principal in accordance with clauses (i) through (iii) and (vi) above that are due and required to be paid on the Notes on such Payment Date have been paid and provided, further, that on the Final Scheduled Payment Date or other final Payment Date, the amount to be paid pursuant to clause (ii) above shall be equal to the Security Balances of the Notes immediately prior to such Payment Date. For purposes of the foregoing, required payments of principal on the Notes on each Payment Date will include the pro rata portion allocable to the Notes of all Liquidation Loss Amounts for such Payment Date and for all previous Collection Periods until paid or covered in full, to the extent not otherwise covered by a Liquidation Loss Distribution Amount, a reduction of the Outstanding Reserve Amount or a draw on the Credit Enhancement Instrument (up to the outstanding Security Balance thereof).

      In addition to the foregoing, on the Insured Undercollateralization Payment Date, if there is any Undercollateralization Amount remaining and a Credit Enhancer Default shall have occurred and be continuing, the Noteholders shall be entitled to an additional principal payment (to be allocated to the Term Notes and Variable Funding Notes on a pro rata basis) equal to the Undercollateralization Amount, if any, remaining after payment of the above specified amounts, which shall be payable from proceeds of the RFC Demand Note drawn pursuant to Section 3.29.

      On each Payment Date, the Certificate Paying Agent shall deposit in the Certificate Distribution Account all amounts it received pursuant to this
Section   3.05   for  the   purpose   of   distributing   such   funds   to  the
Certificateholders.

      The amounts paid to Noteholders shall be paid to the Term Notes and the Variable Funding Notes in accordance with the applicable percentage as set forth in paragraph (b) below. Interest will accrue on the Notes during an Interest Period on the basis of the actual number of days in such Interest Period and a year assumed to consist of 360 days.

      Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall, if such Holder holds Notes of an aggregate initial Security Balance of at least $10,000, be paid to each Holder of record on the preceding Record Date, by wire transfer to an account specified in writing by such Holder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or in all other cases or if no such instructions have been delivered to the Indenture Trustee, by check to such Noteholder mailed to such Holder's address as it appears in the Note Register the amount required to be distributed to such Holder on such Payment Date pursuant to such Holder's Securities; provided, however, that the Indenture Trustee shall not pay to such Holders any amount required to be withheld from a payment to such Holder by the Code.

        The principal of each Note shall be due and payable in full on the Final Scheduled Payment Date for such Note as provided in the related form of Note set forth in Exhibits A-1 and A-2. All principal payments on each of the Term Notes and the Variable Funding Notes shall be made to the Noteholders entitled thereto in accordance with the Percentage Interests represented by such Notes. Upon written notice to the Indenture Trustee by the Issuer, the Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Final Scheduled Payment Date or other final Payment Date. Such notice shall be mailed no later than five Business Days prior to such Final Scheduled Payment Date or other final Payment Date and shall specify that payment of the principal amount and any interest due with respect to such Note at the Final Scheduled Payment Date or other final Payment Date will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for such final payment.

      Section 3.0 Protection of Trust Estate. (a) The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                    maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

     perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

     cause the Trust to enforce any of the Revolving Credit Loans; or

                    preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Noteholders in such Trust Estate against the claims of all persons and parties.

      (b) Except as otherwise provided in this Indenture, the Indenture Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel delivered pursuant to Section 3.07 (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered at the Closing Date pursuant to
Section  3.07(a),  if no Opinion of Counsel has yet been  delivered  pursuant to
Section 3.07(b)) unless the Trustee shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

      The  Issuer  hereby   designates  the  Indenture  Trustee  its  agent  and
attorney-in-fact to execute any financing statement, continuation statement or other instrument required to be executed pur-

suant to this Section 3.06.

      Section 3.0 Opinions as to Trust Estate. On the Closing Date, the Issuer shall furnish to the Indenture Trustee and the Owner Trustee an Opinion of Counsel at the expense of the Issuer either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and security interest in the Revolving Credit Loans and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

        On or before December 31st in each calendar year, beginning in 1998, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel at the expense of the Issuer either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest in the Revolving Credit Loans and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest in the Revolving Credit Loans until December 31 in the following calendar year.

      Section 3.0 Performance of Obligations; Servicing Agreement. The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate.

        The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer.

            The Issuer will not take any action or permit any action to be taken by others which would release any Person from any of such Person's covenants or obligations under any of the documents relating to the Revolving Credit Loans or under any instrument included in the Trust Estate, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the documents relating to the Revolving Credit Loans or any such instrument, except such actions as the Master Servicer is expressly permitted to take in the Servicing Agreement.

            The Issuer may retain an administrator and may enter into contracts with other Persons for the performance of the Issuer's obligations hereunder, and performance of such obligations by such Persons shall be deemed to be performance of such obligations by the Issuer.

     Section 3.0 Negative Covenants. So long as any Notes are Outstanding, the Issuer shall not:

                    except as expressly permitted by this Indenture, sell, transfer, exchange or otherwise dispose of the Trust Estate, unless directed to do so by the Indenture Trustee;

                    claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

                      permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or other-

      wise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof or permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate; or

                    impair or cause to be impaired the Issuer's interest in the Revolving Credit Loans, the Revolving Credit Loan Purchase Agreement or in any Basic Document, if any such action would materially and adversely affect the interests of the Noteholders.

      Section 3. Annual Statement as to Compliance. The Issuer will deliver to the Indenture Trustee, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year 1998), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

                    a review of the activities of the Issuer during such year and of its performance under this Indenture and the Trust Agreement has been made under such Authorized Officer's supervision; and

                    to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture and the provisions of the Trust Agreement throughout such year, or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

      Section 3. Recording of Assignments. The Issuer shall enforce the obligation of the Seller under the Revolving Credit Loan Purchase Agreement to submit or cause to be submitted for recording all Assignments of Mortgages within 60 days of receipt of recording information by the Master Servicer.

     Section 3. Representations and Warranties Concerning the Revolving Credit Loans. The Indenture Trustee, as pledgee of the Revolving Credit Loans, has the benefit of the represen-

tations and warranties made by the Seller in Section 3.1(a) and Section 3.1(b) of the Revolving Credit Loan Purchase Agreement concerning the Revolving Credit Loans and the right to enforce the remedies against the Seller provided in such
Section 3.1(a) or Section 3.1(b) to the same extent as though such representations and warranties were made directly to the Indenture Trustee.

      Section 3. Assignee of Record of the Revolving Credit Loans. As pledgee of the Revolving Credit Loans, the Indenture Trustee shall hold record title to the Revolving Credit Loans by being named as payee in the endorsements of the Mortgage Notes and assignee in the Assignments of Mortgage to be recorded under
Section 2.1 of the Revolving Credit Loan Purchase Agreement. Except as expressly provided in the Revolving Credit Loan Purchase Agreement or in the Servicing Agreement with respect to any specific Revolving Credit Loan, the Indenture Trustee shall not execute any endorsement or assignment or otherwise release or transfer such record title to any of the Revolving Credit Loans until such time as the remaining Trust Estate may be released pursuant to Section 8.05(b).

      Section 3. Master Servicer as Agent and Bailee of the Indenture Trustee. Solely for purposes of perfection under Section 9-305 of the Uniform Commercial Code or other similar applicable law, rule or regulation of the state in which such property is held by the Master Servicer, the Issuer and the Indenture Trustee hereby acknowledge that the Master Servicer is acting as agent and bailee of the Indenture Trustee in holding amounts on deposit in the Custodial Account pursuant to Section 3.02 of the Servicing Agreement that are allocable to the Revolving Credit Loans, as well as the agent and bailee of the Indenture Trustee in holding any Related Documents released to the Master Servicer pursuant to Section 3.06(c) of the Servicing Agreement, and any other items constituting a part of the Trust Estate which from time to time come into the possession of the Master Servicer. It is intended that, by the Master Servicer's acceptance of such agency pursuant to Section 3.02 of the Servicing Agreement, the Indenture Trustee, as a pledgee of the Revolving Credit Loans, will be deemed to have possession of such Related Documents, such monies and such other items for purposes of Section 9-305 of the Uniform Commercial Code of the state in which such property is held by the Master Servicer.

      Section 3. Investment Company Act. The Issuer shall not become an "investment company" or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (or any successor or amendatory statute), and the rules and regulations thereunder (taking into account not only the general definition of the term "investment company" but also any available exceptions to such general definition); provided, however, that the Issuer shall be in compliance with this Section 3.15 if it shall have obtained an order exempting it from regulation as an "investment company" so long as it is in compliance with the conditions imposed in such order.

     Section 3. Issuer May Consolidate, etc. The Issuer shall not consolidate or merge with or into any other Person, unless:

                    the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any state or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form reasonably satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and to the Certificate Paying Agent, on behalf of the Certificateholders and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

     immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing;

                    the Issuer receives consent of the Credit Enhancer and the Rating Agencies shall have notified the Issuer that such transaction shall not cause the rating of the Notes or the Certificates to be reduced, suspended or withdrawn or to be considered by either Rating Agency to be below investment grade without taking into account the Credit Enhancement Instrument;

                    the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee and the Credit Enhancer) to the effect that such transaction will not have any material adverse tax consequence to the Issuer, any Noteholder or any Certificateholder;

                    any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                    the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this
      Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

            The Issuer shall not convey or transfer any of its properties or assets, including those included in the Trust Estate, to any Person, unless:

                    the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall be a United States citizen or a Person organized and existing under the laws of the United States of America or any state, expressly assumes, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all

      Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, expressly agrees by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, unless otherwise provided in such supplemental indenture, expressly agrees to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and expressly agrees by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

          immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

                    the Issuer receives consent of the Credit Enhancer and the Rating Agencies shall have notified the Issuer that such transaction shall not cause the rating of the Notes or the Certificates to be reduced, suspended or withdrawn, if determined without regard to the Credit Enhancement Instrument;

                    the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Issuer or any Noteholder;

                    any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                    the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this
      Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

      Section 3. Successor or Transferee. Upon any consolidation or merger of the Issuer in accordance with Section 3.16(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

            Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.16(b), the Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee of such conveyance or transfer.

      Section 3. No Other Business. The Issuer shall not engage in any business other than financing, purchasing, owning and selling and managing the Revolving Credit Loans and the issuance of the Notes and Certificates in the manner contemplated by this Indenture and the Basic Documents and all activities incidental thereto.

     Section  3. No  Borrowing.  The  Issuer  shall not  issue,  incur,  assume,
guarantee  or  otherwise  become  liable,   directly  or  indirectly,   for  any
indebtedness except for the Notes.

      Section 3. Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by this Indenture or the Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

     Section 3. Capital Expenditures. The Issuer shall not make any expenditure (by long- term or operating lease or otherwise) for capital assets (either realty or personalty).

      Section 3. Owner Trustee Not Liable for Certificates or Related Documents. The recitals contained herein shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Indenture, of any Basic Document or of the Certificates (other than the signatures of the Owner Trustee on the Certificates) or the Notes, or of any Related Documents. The Owner Trustee shall at no time have any responsibility or liability with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under the Trust Agreement or the Noteholders under this Indenture, including, the compliance by the Depositor or the Seller with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation, or any action of the Certificate Paying Agent, the Certificate Registrar or the Indenture Trustee taken in the name of the Owner Trustee.

      Section 3. Restricted Payments. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (x) distributions to the Owner Trustee and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under the Trust Agreement and (y) payments to the Master Servicer pursuant to the terms of the Servicing Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Custodial Account except in accordance with this Indenture and the Basic Documents.

      Section 3. Notice of Events of Default. The Issuer shall give the Indenture Trustee, the Credit Enhancer and the Rating Agencies prompt written notice of each Event of Default hereunder and under the Trust Agreement.

      Section 3. Further Instruments and Acts. Upon request of the Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

      Section 3. Statements to Noteholders. On each Payment Date, the Indenture Trustee and the Certificate Registrar shall forward by mail to each Noteholder and Certificateholder, respectively, the Statement delivered to it, on the Business Day following the related Determination Date pursuant to Section 4.01 of the Servicing Agreement.

      Section 3. Determination of Note Rate. On the second LIBOR Business Day immediately preceding (i) the Closing Date in the case of the first Interest Period and (ii) the first day of each succeeding Interest Period, the Indenture Trustee shall determine LIBOR and the Note Rate for such Interest Period and shall inform the Issuer, the Master Servicer and the Depositor at their respective facsimile numbers given to the Indenture Trustee in writing.

      Section 3. Payments under the Credit Enhancement Instrument. On any Payment Date, the Indenture Trustee shall make a draw on the Credit Enhancement Instrument in an amount, if any, equal to the Credit Enhancement Draw Amount. For purposes of the foregoing, amounts in the Payment Account available for interest distributions on any Payment Date shall be deemed to include all amounts distributed on the Revolving Credit Loans for such Payment Date, other than the Principal Collection Distribution Amount and the Liquidation Loss Distribution Amount (if any) distributed thereon. On any Dissolution Payment Date, the Indenture Trustee shall make a draw on the Credit Enhancement Instrument in an amount, if any, equal to the Dissolution Draw. In addition, on the Final Scheduled Payment Date, the Indenture Trustee shall make a draw on the Credit Enhancement Instrument in the amount by which the Security Balances on the Notes exceeds the payments otherwise available to be made to the Holders thereof on the Final Scheduled Payment Date.

        The Indenture Trustee shall submit, if a Credit Enhancement Draw Amount or Dissolution Draw is specified in any Statement to Holders prepared by the Master Servicer pursuant to Section 4.01 of the Servicing Agreement, the Notice of NonPayment and Demand for Payment of Insured Amounts (in the form attached as Exhibit A to the Credit Enhancement Instrument) in the amount of the Credit Enhancement Draw Amount or Dissolution Draw to the Credit Enhancer no later than 2:00 P.M., New York City time, on the second Business Day prior to the applicable Payment Date. Upon receipt of such Credit Enhancement Draw Amount or Dissolution Draw in accordance with the terms of the Credit Enhancement Instrument, the Indenture Trustee shall deposit such Credit Enhancement Draw Amount or Dissolution Draw in the Payment Account for distribution to Noteholders pursuant to Section 3.05.

     Section 3. Payments under the RFC Demand Note. On the Insured Undercollateralization Payment Date, the Indenture Trustee shall demand payment from the Seller under the RFC Demand Note of the entire amount payable thereunder. If a Credit Enhancer Default has occurred and is continuing, the Indenture Trustee shall deposit into the Payment Account an amount equal to the Undercollateralization Amount, if any, remaining after payment of all other amounts to be paid pursuant to Section 3.05(a) on such Payment Date. Such amount shall be paid to the Noteholders on such Payment Date in accordance with the second paragraph of
Section 3.05(a). The excess of the amount paid under the RFC Demand Note over any amounts paid to the Noteholders pursuant to the prior sentence shall be released from the lien of the Indenture and transferred to the Certificate Paying Agent for distribution to the Certificateholders on such Payment Date pursuant to Section 5.01(a) of the Trust Agreement. If on any Payment Date prior to the Insured Undercollateralization Payment Date the Undercollateralization Amount has been reduced to zero, the Indenture Trustee shall demand payment from the Seller on such Payment Date of the entire amount payable under the RFC Demand Note, and the entire amount so paid shall thereupon be released from the lien of the Indenture and transferred to the Certificate Paying Agent for distribution to the Certificateholders pursuant to Section 5.01(a) of the Trust Agreement.

                                   ARTICLE

              The Notes; Satisfaction and Discharge of Indenture

      Section 4.0 The Notes; Increase of Maximum Variable Funding Balance; Variable Funding Notes. The Term Notes shall be registered in the name of a nominee designated by the Depository. Beneficial Owners will hold interests in the Term Notes as set forth in Section 4.06 herein in minimum initial Security Balances of $25,000 and integral multiples of $1,000 in excess thereof. The Capped Funding Notes will be issued as definitive notes in fully registered form in minimum initial Security Balances of $10,000 and integral multiples of $1,000 in excess thereof, together with any additional amount necessary to cover (i) the aggregate initial Security Balance of the Capped Funding Notes surrendered at the time of the initial denominational exchange thereof (with such initial Security Balance in each case being deemed to be the Security Balance of the Capped Funding Notes at the time of such initial denominational exchange thereof) or (ii) the aggregate initial Security Balance of any Capped Funding Notes issued in an exchange described in subsection (d) below.

      The Indenture Trustee may for all purposes (including the making of payments due on the Notes) deal with the Depository as the authorized representative of the Beneficial Owners with respect to the Term Notes for the purposes of exercising the rights of Holders of Term Notes hereunder. Except as provided in the next succeeding paragraph of this Section 4.01, the rights of Beneficial Owners with respect to the Term Notes shall be limited to those established by law and agreements between such Beneficial Owners and the Depository and Depository Participants. Except as provided in Section 4.08, Beneficial Owners shall not be entitled to definitive certif-

icates for the Term Notes as to which they are the Beneficial Owners. Requests and directions from, and votes of, the Depository as Holder of the Term Notes shall not be deemed inconsistent if they are made with respect to different Beneficial Owners. The Indenture Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Noteholders and give notice to the Depository of such record date. Without the consent of the Issuer and the Indenture Trustee, no Term Note may be transferred by the Depository except to a successor Depository that agrees to hold such Note for the account of the Beneficial Owners.

      In the event the Depository Trust Company resigns or is removed as Depository, the Indenture Trustee with the approval of the Issuer may appoint a successor Depository. If no successor Depository has been appointed within 30 days of the effective date of the Depository's resignation or removal, each Beneficial Owner shall be entitled to certificates representing the Notes it beneficially owns in the manner prescribed in Section 4.08.

      The Notes shall, on original issue, be executed on behalf of the Issuer by the Owner Trustee, not in its individual capacity but solely as Owner Trustee, authenticated by the Note Registrar and delivered by the Indenture Trustee to or upon the order of the Issuer.

            On each Payment Date, the aggregate Security Balance of the Variable Funding Notes shall be increased by an amount equal to the Additional Balance Differential for such Payment Date, subject to the Maximum Variable Funding Balance and the terms and conditions set forth below. The Maximum Variable Funding Balance may be increased as provided in
Section 9.01(a)(viii).

            The Variable Funding Note issued on the Closing Date shall bear the Designation "VFN-1" and each new Variable Funding Note will bear sequential numerical designations in the order of their issuance.

        Subject to the following conditions, the Variable Funding Notes may be exchanged pursuant to Section 4.02 for one or more Capped Funding Notes. Prior to any such exchange, the party requesting the exchange must provide an Opinion of Counsel, addressed to the Credit Enhancer, the Issuer and the Indenture Trustee, to the effect that the Capped Funding Notes shall qualify for federal income tax purposes as indebtedness of the Issuer and the Issuer will not be characterized as an association (or a publicly traded partnership) taxable as a corporation or a taxable mortgage pool within the meaning of Section 7701(i) of the Code. If required by the Opinion of Counsel, the Capped Funding Notes may be issued concurrently with a reduction in the Security Balance of the Variable Funding Notes and an equivalent increase in the Security Balance of the Certificates, pursuant to Section 3.12 of the Trust Agreement. Upon receipt of the Opinion of Counsel, the Indenture Trustee shall issue Capped Funding Notes with a Security Balance equal to the Security Balance permitted under such Opinion of Counsel, in minimum denominations as set forth in subsection (a) above. The Capped Funding Notes shall bear the designation "Capped" in addition to any other applicable designation. In connection with such exchange, any Security Balance not represented by either a Capped Funding Note or an increase in the Security Balance of the Certificates referred to above shall result in the issuance of a new Variable Funding Note having an initial Security Balance equal to the excess of the outstanding Security Balance of the Variable Funding Note so surrendered over the initial Security Balances of the Capped Funding Notes and an increase in the Security Balance of the Certificates referred to above. The Indenture Trustee and the Issuer agree to cooperate with each other and the party requesting the exchange of Variable Funding Notes for Capped Funding Notes, the Credit Enhancer, the Depositor, the Seller and the Owner Trustee and to cause no unreasonable delay in issuing Capped Funding Notes in connection with this Section and Section 3.14 of the Trust Agreement.

      Section 4.0 Registration of and Limitations on Transfer and Exchange of Notes; Appointment of Certificate Registrar. The Issuer shall cause to be kept at the Indenture Trustee's Corporate Trust Office a Note Register in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes as herein provided.

      Subject to the restrictions and limitations set forth below, upon surrender for registration of transfer of any Note at the Corporate Trust Office, the Issuer shall execute and the Note Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes in authorized initial Security Balances evidencing the same aggregate Percentage Interests.

      No Variable Funding Note, other than any Capped Funding Notes, may be transferred. Subject to the provisions set forth below, Capped Funding Notes may be transferred, provided that with respect to the initial transfer thereof by the Seller, prior written notification of such transfer shall have been given to the Rating Agencies and to the Credit Enhancer by the Seller.

      No transfer, sale, pledge or other disposition of a Capped Funding Note shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event of any such transfer, the Indenture Trustee or the Issuer shall require the transferee to execute either (i)(a) an investment letter in substantially the form attached hereto as Exhibit B (or in such form and substance reasonably satisfactory to the Indenture Trustee and the Issuer) which investment letters shall not be an expense of the Trust, the Owner Trustee, the Indenture Trustee, the Master Servicer, the Depositor or the Issuer and which investment letter states that, among other things, such transferee (a) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (b) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A or (ii)(a) a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Indenture Trustee and the Issuer that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Indenture Trustee or the Issuer and (b) the Indenture Trustee shall require the transferee executes an investment letter in substantially the form of Exhibit C hereto and the transferor executes a representation letter, substantially in the form of Exhibit D hereto acceptable to and in form and substance reasonably satisfactory to the Issuer and the Indenture Trustee certifying to the Issuer and the Indenture Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Indenture Trustee or the Issuer. The Holder of a Capped Funding Note desiring to effect such transfer shall, and does hereby agree to, indemnify the Indenture Trustee the Credit Enhancer and the Issuer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. Notwithstanding the foregoing, the restriction of transfer specified in this paragraph is not applicable to any Capped Funding Notes that have been registered under the Securities Act of 1933 pursuant to Section 2.4 of the Revolving Credit Loan Purchase Agreement.

      Subject to the foregoing, at the option of the Noteholders, Notes may be exchanged for other Notes of like tenor, in each case in authorized initial Security Balances evidencing the same aggregate Percentage Interests upon surrender of the Notes to be exchanged at the Corporate Trust Office of the Note Registrar. With respect to any surrender of Capped Funding Notes for exchange the new Notes delivered in exchange therefor will bear the designation "Capped" in addition to any other applicable designations. Whenever any Notes are so surrendered for exchange, the Indenture Trustee shall execute and the Note Registrar shall authenticate and deliver the Notes which the Noteholder making the exchange is entitled to receive. Each Note presented or surrendered for registration of transfer or exchange shall (if so required by the Note Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Note Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing with such signature guaranteed by a commercial bank or trust company located or having a correspondent located in the city of New York. Notes delivered upon any such transfer or exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Notes surrendered.

      No service charge shall be imposed for any registration of transfer or exchange of Notes, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

      All Notes surrendered for registration of transfer and exchange shall be cancelled by the Note Registrar and delivered to the Indenture Trustee for subsequent destruction without liability on the part of either.

      The Issuer hereby appoints the Indenture Trustee as Certificate Registrar to keep at its Corporate Trust Office a Certificate Register pursuant to Section
3.09 of the Trust Agreement in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges thereof pursuant to Section 3.05 of the Trust Agreement. The Indenture Trustee hereby accepts such appointment.

      Section 4.0 Mutilated, Destroyed, Lost or Stolen Notes. If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute, and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same class; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original
Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

      Upon the issuance of any replacement Note under this Section 4.03, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

      Every replacement Note issued pursuant to this Section 4.03 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

      The provisions of this Section 4.03 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

      Section 4.0 Persons Deemed Owners. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

      Section 4.0 Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 4.05, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Request that they be destroyed or returned to it; provided however, that such Issuer Request is timely and the Notes have not been previously disposed of by the Indenture Trustee.

      Section 4.0 Book-Entry Notes. The Term Notes shall initially be issued as one or more Term Notes held by the Book-Entry Custodian or, if appointed to hold such Term Notes as provided below, the Depository Trust Company, the initial Depository, and registered in the name of its nominee Cede & Co. Except as provided below, registration of such Term Notes may not be transferred by the Indenture Trustee except to another Depository that agrees to hold such Term Notes for the respective Beneficial Owners. The Indenture Trustee is hereby initially appointed as the Book-Entry Custodian and hereby agrees to act as such in accordance herewith and in accordance with the agreement that it has with the Depository authorizing it to act as such. The Book-Entry Custodian may, and, if it is no longer qualified to act as such, the Book-Entry Custodian shall, appoint, by a written instrument delivered to the Depositor, the Master Servicer and, if the Indenture Trustee is not the Book-Entry Custodian, the Indenture Trustee, any other transfer agent (including the Depository or any successor Depository) to act as Book-Entry Custodian under such conditions as the predecessor Book-Entry Custodian and the Depository or any successor Depository may prescribe, provided that the predecessor Book-Entry Custodian shall not be relieved of any of its duties or responsibilities by reason of any new appointment, except if the Depository is the successor to the Book-Entry Custodian. If the Indenture Trustee resigns or is removed in accordance with the terms hereof, the successor trustee or, if it so elects, the Depository shall immediately succeed to its predecessor's duties as Book-Entry Custodian. The Depositor shall have the right to inspect, and to obtain copies of, any Term Notes held as Book-Entry Notes by the Book-Entry Custodian. No Beneficial Owner will receive a Definitive Note representing such Beneficial Owner's interest in such Note, except as provided in Section 4.08. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Beneficial Owners pursuant to Section 4.08:

     the provisions of this Section 4.06 shall be in full force and effect;

                    the Note Registrar and the Indenture Trustee shall be entitled to deal with the Depository for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Term Notes, and shall have no obligation to the Owners of Term Notes;

                    to the extent that the provisions of this Section 4.06 conflict with any other provisions of this Indenture, the provisions of this Section 4.06 shall control;

                    the rights of Beneficial Owners shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Owners of Term Notes and the Depository and/or the Depository Participants. Unless and until Definitive Term Notes are issued pursuant to Section 4.08, the initial Depository will make book-entry transfers among the Depository Participants and receive and transmit payments of principal of and interest on the Notes to such Depository Participants; and

                    whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Term Notes evidencing a specified percentage of the Security Balances of the Term Notes, the Depository shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Beneficial Owners and/or Depository Participants owning or representing, respectively, such required percentage of the beneficial interest in the Term Notes and has delivered such instructions to the Indenture Trustee.

      Section 4.0 Notices to Depository. Whenever a notice or other communication to the Term Note Holders is required under this Indenture, unless and until Definitive Term Notes shall have been issued to Beneficial Owners pursuant to Section 4.08, the Indenture Trustee shall give all such notices and communications specified herein to be given to Holders of the Term Notes to the Depository, and shall have no obligation to the Beneficial Owners.

      Section 4.0 Definitive Notes. If (i) the Indenture Trustee determines that the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Term Notes and the Indenture Trustee is unable to locate a qualified successor, (ii) the Indenture Trustee elects to terminate the book-entry system through the Depository or (iii) after the occurrence of an Event of Default, Owners of Term Notes representing beneficial interests aggregating at least a majority of the Security Balances of the Term Notes advise the Depository in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Beneficial Owners, then the Depository shall notify all Beneficial Owners and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Term Notes to Beneficial Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Term Notes representing the Book-Entry Notes by the Book-Entry Custodian or the Depository, as applicable, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Term Notes in accordance with the instructions of the Depository. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

      Section 4.0 Tax Treatment. The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of its Note (and each Bene-

ficial  Owner by its  acceptance  of an  interest in the  applicable  Book-Entry
Note), agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

      Section 4. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.03, 3.04, 3.06, 3.09, 3.16, 3.18 and 3.19, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section
6.07 and the obligations of the Indenture Trustee under Section 4.11) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when either

                  all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 4.03 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation; or

     all  Notes  not  theretofore   delivered  to  the  Indenture   Trustee  for
cancellation

                        have become due and payable,

     will become due and payable at the Final Scheduled Payment Date within one year, or

     c. have been declared immediately due and payable pursuant to Section 5.02.

      and the Issuer, in the case of a. or b. above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes and Certificates then outstanding not theretofore delivered to the Indenture Trustee for cancellation when due on the Final Scheduled Payment Date;

     the Issuer has paid or caused to be paid all other sums payable hereunder and under the Insurance Agreement by the Issuer; and

                  the Issuer has delivered to the Indenture Trustee and the Credit Enhancer an Officer's Certificate and an Opinion of Counsel, each meeting the applicable requirements of Section 10.01 and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and, if the Opinion of Counsel relates to a deposit made in connection with Section 4.10(A)(2)b. above, such opinion shall further be to the effect that such deposit will not have any material adverse tax consequences to the Issuer, any Noteholders or any Certificateholders.

      Section 4. Application of Trust Money. All monies deposited with the Indenture Trustee pursuant to Section 4.10 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent or Certificate Paying Agent, as the Indenture Trustee may determine, to the Holders of Securities, of all sums due and to become due thereon for principal and interest; but such monies need not be segregated from other funds except to the extent required herein or required by law.

      Section 4. Subrogation and Cooperation. The Issuer and the Indenture Trustee acknowledge that (i) to the extent the Credit Enhancer makes payments under the Credit Enhancement Instrument on account of principal of or interest on the Revolving Credit Loans, the Credit Enhancer will be fully subrogated to the rights of the Noteholders to receive such principal and interest from the Revolving Credit Loans, and (ii) the Credit Enhancer shall be paid such principal and interest but only from the sources and in the manner provided herein and in the Insurance Agreement for the payment of such principal and interest.

      The Indenture Trustee shall cooperate in all respects with any reasonable request by the Credit Enhancer for action to preserve or enforce the Credit Enhancer's rights or interest under this Indenture or the Insurance Agreement, consistent with this Indenture and without limiting the rights of the
Noteholders as otherwise set forth in the Indenture, including, without limitation, upon the occurrence and continuance of a default under the Insurance Agreement, a request to take any one or more of the following actions:

                    institute Proceedings for the collection of all amounts then payable on the Notes or under this Indenture in respect to the Notes and all amounts payable under the Insurance Agreement and to enforce any judgment obtained and collect from the Issuer monies adjudged due;

                    sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private Sales (as defined in Section 5.15 hereof) called and conducted in any manner permitted by law;

     file or record all assignments that have not previously been recorded;

     institute Proceedings from time to time for the complete or partial foreclosure of this Indenture; and

                    exercise any remedies of a secured party under the Uniform Commercial Code and take any other appropriate action to protect and enforce the rights and remedies of the Credit Enhancer hereunder.

            Following the payment in full of the Notes, the Credit Enhancer shall continue to have all rights and privileges provided to it under this Section and in all other provisions of this Indenture, until all amounts owing to the Credit Enhancer have been paid in full.

      Section 4. Repayment of Monies Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Person other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to
Section 3.05 and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

      Section 4. Temporary Notes. Pending the preparation of any Definitive Notes, the Issuer may execute and upon its written direction, the Indenture Trustee may authenticate and make available for delivery, temporary Notes that are printed, lithographed, typewritten, photocopied or otherwise produced, in any denomination, substantially of the tenor of the Definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

      If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of the Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Indenture Trustee, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and make available for delivery, in exchange therefor, Definitive Notes of authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, such temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

                                   ARTICLE

                             Default and Remedies

      Section 5.0 Events of Default. The Issuer shall deliver to the Indenture Trustee and the Credit Enhancer, within five days after learning of the occurrence any event which with the giving of notice and the lapse of time would become an Event of Default under clause (iii) of the definition of "Event of Default" written notice in the form of an Officer's Certificate of its status and what action the Issuer is taking or proposes to take with respect thereto.

      Section 5.0 Acceleration of Maturity; Rescission and Annulment. If an Event of Default should occur and be continuing or if the Master Servicer shall purchase all of the Revolving Credit Loans pursuant to Section 8.08 of the Servicing Agreement, then and in every such case the Indenture Trustee or the Holders of Notes representing not less than a majority of the Security Balances of all Notes with the written consent of the Credit Enhancer, or the Credit Enhancer may declare the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid principal amount of such class of Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

      At any time after such declaration of acceleration of maturity with respect to an Event of Default has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, the Holders of Notes representing a majority of the Security Balances of all Notes, by written notice to the Issuer and the Indenture Trustee with the written consent of the Credit Enhancer, or the Credit Enhancer, may in writing waive the related Event of Default and rescind and annul such declaration and its consequences if:

     the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                        all  payments of  principal of and interest on the Notes
            and all other amounts that would then be due hereunder or upon the Notes if the Event of Default giving rise to such acceleration had not occurred; and

                        all  sums  paid or  advanced  by the  Indenture  Trustee
            hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

                    all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

      No such rescission shall affect any subsequent default or impair any right consequent thereto.

     Section 5.0 Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

        The Issuer covenants that if default in the payment of (i) any interest on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer shall, upon demand of the Indenture Trustee, pay to it, for the benefit of the Holders of Notes, the whole amount then due and payable on the Notes for principal and interest, with interest upon the overdue principal, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

        In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, subject to the provisions of Section 10.17 hereof may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon the Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon the Notes, wherever situated, the monies adjudged or decreed to be payable.

        If an Event of Default occurs and is continuing, the Indenture Trustee subject to the provisions of Section 10.17 hereof may, as more particularly provided in Section 5.04, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

        In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                    to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture

      Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, willful misconduct or bad faith) and of the Noteholders allowed in such Proceedings;

                    unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

                    to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

                    to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence, willful misconduct or bad faith.

        Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Note-

holder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

        All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Term Notes or the Variable Funding Notes, as applicable.

        In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

      Section 5.0 Remedies; Priorities. If an Event of Default shall have occurred and be continuing, the Indenture Trustee subject to the provisions of
Section 10.17 hereof may with the written consent of the Credit Enhancer, or shall at the written direction of the Credit Enhancer do one or more of the following (subject to Section 5.05):

                    institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, and all amounts payable under the Insurance Agreement, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes monies adjudged due;

                    institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

                    exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Notes; and

                    sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

          provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, unless the Indenture Trustee obtains the consent of the Holders of 100% of the aggregate Security Balances of the Notes and the Credit Enhancer, which consent will not be unreasonably withheld, the proceeds of such sale or liquidation distributable to Holders are sufficient to discharge in full all amounts then due and unpaid upon the Notes for principal and interest and to reimburse the Credit Enhancer for any amounts drawn under the Credit Enhancement Instrument and any other amounts due the Credit Enhancer under the Insurance Agreement or the Indenture Trustee determines that the Revolving Credit Loans will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of the Credit Enhancer, which consent will not be unreasonably withheld, and of the Holders of 66 2/3% of the aggregate Security Balances of the Notes. In determining such sufficiency or insufficiency with respect to clause (B) and (C), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose. Notwithstanding the foreoing, so long as a Servicing Default has not occurred, any Sale of the Trust Estate shall be made subject to the continued servicing of the Revolving Credit Loans by the Master Servicer as provided in the Servicing Agreement.

        If the Indenture Trustee collects any money or property pursuant to this
Article V, it shall pay out the money or property in the following order:

            FIRST: to the Indenture Trustee for amounts due under Section 6.07;

          SECOND: to Holders of the Notes for amounts due and unpaid on the related Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for interest from amounts available in the Trust Estate for such Noteholders;

            THIRD: to Holders of the Notes for amounts due and unpaid on the related Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal, from amounts available in the Trust Estate for such Noteholders, until the Security Balances of the Notes have been reduced to zero;

            FOURTH: [reserved];

          FIFTH: to the payment of all amounts due and owing to the Credit Enhancer under the Insurance Agreement;

          SIXTH: to the Certificate Paying Agent for amounts due under Article VIII of the Trust Agreement; and

          SEVENTH: to the payment of the remainder, if any, to the Issuer or any other person legally entitled thereto.

      The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 5.04. At least 15 days before such record date, the Indenture Trustee shall mail to each Noteholder a notice that states the record date, the payment date and the amount to be paid.

      Section 5.0 Optional Preservation of the Trust Estate. If the Notes have been declared to be due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, (but shall at the written direction of the Credit Enhancer) elect to take and maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes and other obligations of the Issuer including payment to the Credit Enhancer, and the Indenture Trustee shall take such desire into account when determining whether or not to take and maintain possession of the Trust Estate. In determining whether to take and maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

      Section 5.0 Limitation of Suits. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless and subject to the provisions of Section 10.17 hereof:

               such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

                    the Holders of not less than 25% of the Security Balances of the Notes have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                    such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

                    the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

                    no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Security Balances of the Notes or by the Credit Enhancer.

It is understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

      In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the Security Balances of the Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

      Section 5.0 Unconditional Rights of Noteholders to Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.


[
                                      34

      Section 5.0 Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

      Section 5.0 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee, the Credit Enhancer or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

      Section 5. Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee, the Credit Enhancer or any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

      Section 5. Control by Noteholders. The Holders of a majority of the Security Balances of Notes with the consent of the Credit Enhancer, or the Credit Enhancer (so long as no Credit Enhancer Default exists) shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

               such direction shall not be in conflict with any rule of law or with this Indenture;

                    subject to the express terms of Section 5.04, any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by Holders of Notes representing not less than 100% of the Security Balances of Notes with the consent of the Credit Enhancer, or the Credit Enhancer (so long as no Credit Enhancer Default exists);

                    if the conditions set forth in Section 5.05 have been satisfied and the Indenture Trustee elects to retain the Trust Estate pursuant to such Section, then any direction to the Indenture Trustee by Holders of Notes representing less than 100% of the Security Balances of Notes to sell or liquidate the Trust Estate shall be of no force and effect; and
                    the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

Notwithstanding the rights of Noteholders set forth in this Section,  subject to
Section 6.01, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

      Section 5. Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.02, the Holders of Notes of not less than a majority of the Security Balances of the Notes with the consent of the Credit Enhancer, or the Credit Enhancer (so long as no Credit Enhancer Default exists) may waive any past Event of Default and its consequences except an Event of Default with respect to payment of principal of or interest on any of the Notes or in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee and the Holders of the Notes shall be restored to their respective former positions and rights hereunder; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

      Upon any such waiver, any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

      Section 5. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Security Balances of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture.

      Section 5. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

      Section 5. Sale of Trust Estate. The power to effect any sale or other disposition (a "Sale") of any portion of the Trust Estate pursuant to Section
5.04 is  expressly  subject to the  provisions  of Section 5.05 and this Section
5.15. The power to effect any such Sale shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes and under this Indenture and under the Insurance Agreement shall have been paid. The Indenture Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

        The Indenture Trustee shall not in any private Sale sell the Trust Estate, or any portion thereof, unless:

               the Holders of all Notes and the Credit Enhancer consent to, or direct the Indenture Trustee to make, such Sale, or the proceeds of such Sale would be not less than the entire amount which would be payable to the Noteholders under the Notes, the Certificateholders under the Certificates and the Credit Enhancer in respect of amounts drawn under the Credit Enhancement Instrument and any other amounts due the Credit Enhancer under the Insurance Agreement, in full payment thereof in accordance with Section 5.02, on the Payment Date next succeeding the date of such Sale, or the Indenture Trustee determines, in its sole discretion, that the conditions for retention of the Trust Estate set forth in Section 5.05 cannot be satisfied (in making any such determination, the Indenture Trustee may rely upon an opinion of an Independent investment banking firm obtained and delivered as provided in Section 5.05), and the Credit Enhancer consents to such Sale, which consent will not be unreasonably withheld and the Holders representing at least 66-2/3% of the Security Balances of the Notes consent to such Sale.

The purchase by the Indenture Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or other disposition thereof for purposes of this Section 5.15(b).

        Unless the Holders and the Credit Enhancer have otherwise consented or directed the Indenture Trustee, at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than the amount described in paragraph (2) of subsection (b) of this Section 5.15 has not been established by the Indenture Trustee and no Person bids an amount equal to or greater than such amount, the Indenture Trustee shall bid an amount at least $1.00 more than the highest other bid.

        In connection with a Sale of all or any portion of the Trust Estate:

                  any Holder or Holders of Notes may bid for and with the consent of the Credit Enhancer purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Notes or claims for interest thereon in lieu of cash up to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;

                  the Indenture Trustee may bid for and acquire the property offered for Sale in connection with any Sale thereof, and, subject to any requirements of, and to the extent permitted by, applicable law in connection therewith, may purchase all or any portion of the Trust Estate in a private sale, and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting the gross Sale price against the sum of (A) the amount which would be distributable to the Holders of the Notes and Holders of Certificates and amounts owing to the Credit Enhancer as a result of such Sale in accordance with Section 5.04(b) on the Payment Date next succeeding the date of such Sale and (B) the expenses of the Sale and of any Proceedings in connection therewith which are reimbursable to it, without being required to produce the Notes in order to complete any such Sale or in order for the net Sale price to be credited against such Notes, and any property so acquired by the Indenture Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

                  the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

                  the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

                  no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

      Section 5. Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.04(b).

      Section 5. Performance and Enforcement of Certain Obligations. Promptly following a written request from the Credit Enhancer or the Indenture Trustee with the written consent of the Credit Enhancer to do so, the Issuer, in its capacity as holder of the Revolving Credit Loans, shall, with the written consent of the Credit Enhancer, take all such lawful action as the Indenture Trustee may request to cause the Issuer to compel or secure the performance and observance by the Seller and the Master Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Revolving Credit Loan Purchase Agreement and the Servicing Agreement, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Revolving Credit Loan Purchase Agreement and the Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, as pledgee of the Revolving Credit Loans, including the transmission of notices of default on the part of the Seller or the Master Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller or the Master Servicer of each of their obligations under the Revolving Credit Loan Purchase Agreement and the Servicing Agreement.

            If an Event of Default has occurred and is continuing, the Indenture Trustee, as pledgee of the Revolving Credit Loans, subject to the rights of the Credit Enhancer under the Servicing Agreement may, and at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Holders of 66-2/3% of the Security Balances of the Notes shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller or the Master Servicer under or in connection with the Revolving Credit Loan Purchase Agreement and the Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller or the Master Servicer, as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Revolving Credit Loan Purchase Agreement and the Servicing Agreement, as the case may be, and any right of the Issuer to take such action shall not be suspended. In connection therewith, as determined by the Indenture Trustee, the Issuer shall take all actions necessary to effect the transfer of the Revolving Credit Loans to the Indenture Trustee.

                                   ARTICLE

                             The Indenture Trustee

      Section 6.0 Duties of Indenture Trustee. If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

        Except during the continuance of an Event of Default:

                    the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                    in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

        The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          this  paragraph  does not limit the  effect of  paragraph  (b) of this
     Section 6.01;

                    the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

                    the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it (A) pursuant to Section 5.11 or (B) from the Credit Enhancer, which it is entitled to give under any of the Basic Documents.

        The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

        Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Trust Agreement.

        No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

        Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

      Section 6.0 Rights of Indenture Trustee. The Indenture Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

        Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel.

        The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

        The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

        The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

      Section 6.0 Individual Rights of Indenture Trustee. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

      Section 6.0 Indenture Trustee's Disclaimer. The Indenture Trustee shall not be (i) responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, (ii) accountable for the Issuer's use of the proceeds from the Notes or (iii) responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

      Section 6.0 Notice of Event of Default. If an Event of Default occurs and is continuing and if it is known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall give notice thereof to the Credit Enhancer. The Indenture Trustee shall mail to each Noteholder notice of the Event of Default within 90 days after it occurs. Except in the case of an Event of Default in payment of principal of or interest on any Note, the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

      Section 6.0 Reports by Indenture Trustee to Holders. The Indenture Trustee shall deliver to each Noteholder such information as may be required to enable such holder to prepare its federal and state income tax returns. In addition, upon the Issuer's written request, the Indenture Trustee shall promptly furnish information reasonably requested by the Issuer that is reasonably available to the Indenture Trustee to enable the Issuer to perform its federal and state income tax reporting obligations.

      Section 6.0 Compensation and Indemnity. The Issuer shall pay to the Indenture Trustee on each Payment Date reasonable compensation for its services. The Indenture Trustee shall be compensated and indemnified by the Master Servicer in accordance with Section 6.06 of the Servicing Agreement, and all amounts owing to the Indenture Trustee hereunder in excess of such amount shall be paid solely as provided in Section 3.05 hereof (subject to the priorities set forth therein). The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall indemnify the Indenture Trustee against any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer shall not relieve the Issuer of its obligations hereunder. The Issuer shall defend any such claim, and the Indenture Trustee may have separate counsel and the Issuer shall pay the fees and expenses of such counsel. The Issuer is not obligated to reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

      The Issuer's payment obligations to the Indenture Trustee pursuant to this
Section 6.07 shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of an Event of Default specified in clause (iv) or (v) of the definition thereof with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

     Section 6.0 Replacement of Indenture Trustee. No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.08. The Indenture Trustee may resign at any time by so notifying the Issuer and the Credit Enhancer. The Holders of a majority of Security Balances of the Notes or the Credit Enhancer may remove the Indenture Trustee by so notifying the Indenture Trustee and the Credit Enhancer and may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee if:

                    the Indenture Trustee fails to comply with Section 6.11;

                    the Indenture Trustee is adjudged a bankrupt or insolvent;

     a receiver or other public officer takes charge of the Indenture Trustee or its property; or

                    the Indenture Trustee otherwise becomes incapable of acting.

      If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee with the consent of the Credit Enhancer which consent will not be unreasonably withheld. In addition, the Indenture Trustee will resign to avoid being directly or indirectly controlled by the Issuer.

      A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon, the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

      If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Holders of a majority of Security Balances of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

      If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

      Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's obligations under Section 6.07 shall continue for the benefit of the retiring Indenture Trustee.

     Section 6.0 Successor Indenture Trustee by Merger. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall provide the Rating Agencies written notice of any such transaction after the Closing Date.

      In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

     Section 6. Appointment of Co-Indenture Trustee or Separate Indenture Trustee. Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meet-ng any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Owner Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under
Section 6.08 hereof.

        Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                    all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

               no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and
                    the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

        Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

        Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

      Section 6. Eligibility; Disqualification. The Indenture Trustee shall at all times satisfy the requirements of TIA ss. 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it or its parent shall have a long-term debt rating of A or better by Moody's. The Indenture
Trustee shall comply with TIA ss. 310(b), including the optional provision permitted by the second sentence of TIA ss. 310(b)(9); provided, however, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met.

      Section 6. Preferential Collection of Claims Against Issuer. The Indenture Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated.

      Section 6. Representations and Warranties. The Indenture Trustee hereby represents that:

                  The Indenture Trustee is duly organized, validly existing and in good standing under the laws of the State of New York with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

                  The Indenture Trustee has the power and authority to execute and deliver this Indenture and to carry out its terms; and the execution, delivery and performance of this

      Indenture have been duly authorized by the Indenture Trustee by all necessary corporate action.

                  The consummation of the transactions contemplated by this Indenture and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of organization or bylaws of the Indenture Trustee or any agreement or other instrument to which the Indenture Trustee is a party or by which it is bound.

                  To the Indenture Trustee's best knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Indenture Trustee or its properties: (A) asserting the invalidity of this Indenture (B) seeking to prevent the consummation of any of the transactions contemplated by this Indenture or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Indenture Trustee of its obligations under, or the validity or enforceability of, this Indenture.

                  The Indenture Trustee does not have notice of any adverse claim (as such terms are used in Delaware UCC Section 8-302) with respect to the Revolving Credit Loans.

          Section 6. Directions to Indenture Trustee. The Indenture Trustee is hereby directed:

          to accept the pledge of the Revolving Credit Loans and hold the assets of the Trust in trust for the Noteholders and the Credit Enhancer;

          to authenticate and deliver the Notes substantially in the form prescribed by Exhibit A in accordance with the terms of this Indenture; and

          to take all other actions as shall be required to be taken by the terms of this Indenture.

      Section 6. Indenture Trustee May Own Securities. The Indenture Trustee, in its individual or any other capacity may become the owner or pledgee of Securities with the same rights it would have if it were not Indenture Trustee.

                                   ARTICLE

                        Noteholders' Lists and Reports

      Section 7.0 Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders. The Issuer will furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders of Notes as of such Record Date and, (b) at such other times as the Indenture Trustee and the Credit Enhancer may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

      Section 7.0 Preservation of Information; Communications to Noteholders. The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 and the names and addresses of Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

        Noteholders may communicate pursuant to TIA ss. 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

        The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA ss. 312(c).

      Section 7.0 Reports by Issuer.    The Issuer shall:

                    file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

                    file with the Indenture Trustee, and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                    supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA ss. 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.03(a) and by rules and regulations prescribed from time to time by the Commission.

        Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

      Section 7.0 Reports by Indenture Trustee. If required by TIA ss. 313(a), within 60 days after each January 1 beginning with January 1, 1998, the Indenture Trustee shall mail to each Noteholder as required by TIA ss. 313(c) and to the Credit Enhancer a brief report dated as of such date that complies with TIA ss. 313(a). The Indenture Trustee also shall comply with TIA ss. 313(b).

      A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission, if required, and each stock exchange, if any, on which the Term Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Term Notes are listed on any stock exchange.

                                   ARTICLE

                     Accounts, Disbursements and Releases

      Section 8.0 Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

      Section 8.0 Trust Accounts. On or prior to the Closing Date, the Issuer shall cause the Indenture Trustee to establish and maintain, in the name of the Indenture Trustee, for the benefit of the Noteholders and the Certificate Paying Agent, on behalf of the Certificateholders and the Credit Enhancer, the Payment Account as provided in Section 3.01 of this Indenture.

        All monies deposited from time to time in the Payment Account pursuant to the Servicing Agreement and all deposits therein pursuant to this Indenture are for the benefit of the Noteholders and the Certificate Paying Agent, on behalf of the Certificateholders and all investments made with such monies including all income or other gain from such investments are for the benefit of the Master Servicer as provided by the Servicing Agreement.

      On each Payment Date, the Indenture Trustee shall distribute all amounts on deposit in the Payment Account to Noteholders in respect of the Notes and in its capacity as Certificate Paying Agent to Certificateholders in the order of priority set forth in Section 3.05 (except as otherwise provided in Section 5.04(b).

      The Master Servicer shall direct the Indenture Trustee in writing to invest any funds in the Payment Account in Permitted Investments maturing no later than the Business Day preceding each Payment Date and shall not be sold or disposed of prior to the maturity.

     Section 8.0 Officer's Certificate. The Indenture Trustee shall receive at least seven days notice when requested by the Issuer to take any action pursuant to Section 8.05(a), accom-

panied by copies of any instruments to be executed, and the Indenture Trustee shall also require, as a condition to such action, an Officer's Certificate, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with.

      Section 8.0 Termination Upon Distribution to Noteholders. This Indenture and the respective obligations and responsibilities of the Issuer and the Indenture Trustee created hereby shall terminate upon the distribution to the Noteholders, the Certificate Paying Agent (on behalf of the Certificateholders) and the Indenture Trustee of all amounts required to be distributed pursuant to
Article III; provided, however, that in no event shall the trust created here-

by continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

      Section 8.0 Release of Trust Estate. Subject to the payment of its fees and expenses, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in Article VIII hereunder shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent, or see to the application of any monies.

        The Indenture Trustee shall, at such time as (i) there are no Notes Outstanding, (ii) all sums due the Indenture Trustee pursuant to this Indenture have been paid, and (iii) all sums due the Credit Enhancer have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture.

        The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.05 only upon receipt of a request from the Issuer accompanied by an Officers' Certificate and a letter from the Credit Enhancer, stating that the Credit Enhancer has no objection to such request from the Issuer.

        The Indenture Trustee shall, at the request of the Issuer or the Depositor, surrender the Credit Enhancement Instrument to the Credit Enhancer for cancellation, upon final payment of principal and interest on the Notes.

      Section 8.0 Surrender of Notes Upon Final Payment. By acceptance of any Note, the Holder thereof agrees to surrender such Note to the Indenture Trustee promptly, prior to such Noteholder's receipt of the final payment thereon.

                                   ARTICLE

                            Supplemental Indentures

      Section 9.0 Supplemental Indentures Without Consent of Noteholders. Without the consent of the Holders of any Notes but with prior notice to the Rating Agencies and the Credit Enhancer, the Issuer and the Indenture Trustee, when authorized by an Issuer Request, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

                    to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                    to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

                    to add to the covenants of the Issuer, for the benefit of the Holders of the Notes or the Credit Enhancer, or to surrender any right or power herein conferred upon the Issuer;

          to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

                    to  cure  any  ambiguity,   to  correct  or  supplement  any
      provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture;

                    to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture;
      provided, that such action shall not materially and adversely affect the interests of the Holders of the Notes or the Credit Enhancer;

                    to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI;

          to increase the Maximum Variable Funding Balance, with the written consent of the Credit Enhancer: or to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA;

provided, however, that no such indenture supplements shall be entered into unless the Indenture Trustee shall have received an Opinion of Counsel that entering into such indenture supplement will not have any material adverse tax consequences to the Noteholders.

      The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

        The Issuer and the Indenture Trustee, when authorized by an Issuer Request, may, also without the consent of any of the Holders of the Notes but with prior notice to the Rating Agencies and the Credit Enhancer, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, (i) adversely affect in any material respect the interests of any Noteholder or the Credit Enhancer or (ii) cause the Issuer to be subject to an entity level tax.

      Section 9.0 Supplemental Indentures With Consent of Noteholders. The Issuer and the Indenture Trustee, when authorized by an Issuer Request, also may, with prior notice to the Rating Agencies and with the consent of the Holders of not less than a majority of the Security Balances of the Notes affected thereby and the Credit Enhancer, by Act of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Note affected thereby:

                    change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof or the interest rate thereon, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof;

                    reduce the percentage of the Security Balances of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

          modify or alter the provisions of the proviso to the definition of the term "Outstanding" or modify or alter the exception in the definition of the term "Holder";

                    reduce the percentage of the Security Balances of the Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.04;

                    modify any provision of this Section 9.02 except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Note affected thereby;

                    modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation); or

                    permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture; and provided, further, that such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer to be subject to an entity level tax.

      The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

      It shall not be necessary for any Act of Noteholders (as defined in Section 10.03) under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

      Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.02, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

     Section 9.0 Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

      Section 9.0 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

      Section 9.0 Conformity with Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

      Section 9.0 Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Inden-

ture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                   ARTICLE

                                 Miscellaneous

      Section 10.0 Compliance Certificates and Opinions, etc. Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee and to the Credit Enhancer an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

      Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                  a  brief   statement  as  to  the  nature  and  scope  of  the
      examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with;

                  a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with; and

                  if the Signer of such Certificate or Opinion is required to be Independent, the Statement required by the definition of the term "Independent".

          Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 10.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

                    Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Security Balances of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Security Balances of the Notes.

                    Whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

                    Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than property as contemplated by clause (v) below or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause
(iii) above and this clause (iv), equals 10% or more of the Security Balances of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Security Balances of the Notes.

                    Notwithstanding any provision of this Indenture, the Issuer may, without compliance with the requirements of the other provisions of this
Section 10.01, (A) collect, sell or otherwise dispose of the Revolving Credit Loans as and to the extent permitted or required by the Basic Documents or (B) make cash payments out of the Payment Account as and to the extent permitted or required by the Basic Documents, so long as the Issuer shall deliver to the Indenture Trustee every six months, commencing January 30, 1998, an Officer's Certificate of the Issuer stating that all the dispositions of Collateral described in clauses (A) or (B) above that occurred during the preceding six calendar months were in the ordinary course of the Issuer's business and that the proceeds thereof were applied in accordance with the Basic Documents.

      Section 10.0 Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

      Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Seller or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

      Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

      Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

      Section 10.0 Acts of Noteholders. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 10.03.

        The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

        The ownership of Notes shall be proved by the Note Registrar.

        Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

     Section 10.0 Notices, etc., to Indenture Trustee, Issuer, Credit Enhancer and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Note-

holders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders is to be made upon, given or furnished to or filed with:

                    the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at the Corporate Trust Office. The Indenture Trustee shall promptly transmit any notice received by it from the Noteholders to the Issuer, or the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuer addressed to: Home Equity Loan Trust 1998-HS3, in care of Wilmington Trust Company, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee, or the Credit Enhancer by the Issuer,  the Indenture Trustee or
      by any Noteholders shall be sufficient for every purpose hereunder to in writing and mailed, first-class postage pre-paid, or personally delivered or telecopied to: Ambac Assurance Corporation, One State Street Plaza,
      17th  Floor,  New  York,  New  York  10004,  Attention:   Howard  Pfeffer,
      telecopier number (212) 363-1459. The Credit Enhancer shall promptly transmit any notice received by it from the Issuer, the Indenture Trustee or the Noteholders to the Issuer or Indenture Trustee, as the case may be.

      Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested, to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007 and (ii) in the case of Standard & Poor's, at the following address: Standard & Poor's Ratings Services, 26 Broadway (15th Floor), New York, New York 10004, Attention of Asset Backed Surveillance Department; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

      Section 10.0 Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at such Person's address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.

      Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

      In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

      Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Event of Default.

      Section 10.0 Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer shall furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee shall cause payments to be made and notices to be given in accordance with such agreements.

      Section 10.0 Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

      The provisions of TIA ss.ss. 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

      Section 10.0 Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

      Section 10.0 Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

      Section 10. Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      Section 10. Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, the Credit Enhancer, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

      Section 10. Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

      Section 10. GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 10. Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      Section 10. Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

      Section 10. Issuer Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI, VII and VIII of the Trust Agreement.

      Section 10. No Petition. The Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents.

      Section 10. Inspection. The Issuer agrees that, on reasonable prior notice, it shall permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

      IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused their
names  to  be  signed  hereto  by  their  respective   officers  thereunto  duly
authorized, all as of the day and year first above written.

                              HOME EQUITY LOAN TRUST 1998-HS3,
                              as Issuer

                            Wilmington Trust Company
                         not in its individual capacity
                           but solely as Owner Trustee


                              By:
                                 Name:
                                 Title:


                              THE CHASE MANHATTAN BANK,
                              as Indenture Trustee


                              By:
                                 Name: Regina Bergeland
                                 Title: Vice President


THE CHASE MANHATTAN BANK hereby accepts the appointment as Paying Agent pursuant to Section 3.03 hereof and as Note Registrar pursuant to Section 4.02 hereof.



By:
Name: Regina Bergeland
Title:      Vice President

STATE OF ____________ )
                              ) ss.:
COUNTY OF __________ )

      On this __th day of September,  1998, before me personally appeared Emmett
R. Harmon, to me known, who being by me duly sworn, did depose and say, that he resides at 106 W. -Sutton Pla., Wilmington, DE, that he is the Vice President of the Owner Trustee, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.



                                                  Notary Public

STATE OF NEW YORK )
                       ) ss.:
COUNTY OF NEW YORK )

      On this __th day of September, 1998, before me personally appeared Regina Bergeland, to me known, who being by me duly sworn, did depose and say, that he resides at 450 West 33rd Street, 15th Floor, New York, NY, that she is the Vice President of The Chase Manhattan Bank, as Indenture Trustee, one of the corporations described in and which executed the above instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.


                                                  Notary Public



NOTORIAL SEAL

                                  Exhibit A-1

                              FORM OF TERM NOTES

            UNLESS THIS TERM NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY TERM
NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            THE PRINCIPAL OF THIS TERM NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT
OF THIS TERM NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON
THE FACE HEREOF.

            THIS TERM NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE MASTER SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR GMAC MORTGAGE GROUP, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE BASIC DOCUMENTS.

                        HOME EQUITY LOAN TRUST 1998-HS3
                       Home Equity Loan-Backed Term Note


Registered                          Principal Amount:  $___________

No. _                                     Note Rate:  Floating

CUSIP NO. 76110V BQ O

            Home Equity Loan Trust 1998-HS3, a business trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $___________, payable on each Payment Date in an amount equal to the Percentage Interest specified above of the aggregate amount, if any, payable from the Payment Account in respect of principal on the Term Notes pursuant to Section 3.05 of the Indenture dated as of September 28, 1998 (the "Indenture") between the Issuer, as Issuer, and The Chase Manhattan Bank, as Indenture Trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Term

Note shall be due and payable on the Payment Date in February 2024, to the extent not previously paid on a prior Payment Date. Capitalized terms used but not defined herein are defined in Appendix A of the Indenture.

            Interest on the Term Notes will be paid monthly on each Payment Date at the Note Rate for the related Interest Period subject to limitations which may result in Interest Shortfalls (as further described in the Indenture). The Note Rate for each Interest Period will be a floating rate equal to the lesser of (i) LIBOR plus 0.19% per annum and (ii) 17.25% per annum. LIBOR for each applicable Interest Period will be determined on the second LIBOR Business Day immediately preceding (i) the Closing Date in the case of the first Interest
Period and (ii) the first day of each succeeding Interest Period by the Indenture Trustee as set forth in the Indenture. All determinations of LIBOR by the Indenture Trustee shall, in the absence of manifest error, be conclusive for all purposes, and each holder of this Term Note, by accepting this Term Note, agrees to be bound by such determination. Interest on this Term Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid (in the case of the first Payment Date, from the Closing Date) to but excluding such Payment Date. Interest will be computed on the basis of the actual number of days in each Interest Period and a year assumed to consist of 360 days. Principal of and interest on this Term Note shall be paid in the manner specified on the reverse hereof.

            Principal of and interest on this Term Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Term Note shall be applied first to interest due and payable on this Term Note as provided above and then to the unpaid principal of this Term Note.

            Reference is made to the further provisions of this Term Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Term Note.

            Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Term Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

            This Term Note is one of a duly authorized issue of Term Notes of the Issuer, designated as its Home Equity Loan-Backed Term Notes (herein called the "Term Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the holders of the Term Notes. The Term Notes are subject to all terms of the Indenture.

            The Term Notes and the Variable Funding Notes (collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

            This Term Note is entitled to the benefits of an irrevocable and unconditional financial guaranty insurance policy issued by Ambac Assurance Corporation.

            Principal of and interest on this Term Note will be payable on each Payment Date, commencing on October 20, 1998, as described in the Indenture. "Payment Date" means the twentieth day of each month, or, if any such date is not a Business Day, then the next Business Day.

            The entire unpaid principal amount of this Term Note shall be due and payable in full on the Payment Date in February 2024 pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, then the Indenture Trustee or the holders of Notes representing not less than a majority of the Security Balances of all Notes with the consent of the Credit Enhancer, or the Credit Enhancer may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Term Notes shall be made pro rata to the holders of Term Notes entitled thereto.

            Payments of interest on this Term Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Term Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Term Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Term Notes registered on the Record Date in the name of the nominee of the Depository Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Term Note be submitted for notation of payment. Any reduction in the principal amount of this Term Note (or any one or more Predecessor Term Notes) effected by any payments made on any Payment Date shall be binding upon all future holders of this Term Note and of any Term Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Term Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such

Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Term Note at the address specified in such notice of final payment.

            As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Term Note may be registered on the Note Register upon surrender of this Term Note for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the holder hereof or such holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Term Notes in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Term Note, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of this Term Note.

            Each holder or Beneficial Owner of a Term Note, by acceptance of a Term Note, or, in the case of a Beneficial Owner of a Term Note, a beneficial interest in a Term Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Seller, the Master Servicer, the Depositor or the Indenture Trustee on the Term Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

            Each holder or Beneficial Owner of a Term Note, by acceptance of a Term Note or, in the case of a Beneficial Owner of a Term Note, a beneficial interest in a Term Note, covenants and agrees by accepting the benefits of the Indenture that such holder or Beneficial Owner of a Term Note will not at any time institute against the Depositor, the Seller, the Master Servicer, GMAC Mortgage Group, Inc. or the Issuer, or join in any institution against the Depositor, the Seller, the Master Servicer, GMAC Mortgage Group, Inc. or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Term Notes, the Indenture or the Basic Documents.

            The Issuer has entered into the Indenture and this Term Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Term Notes will qualify as indebtedness of the Issuer. Each holder of a Term Note, by acceptance of a Term Note (and each Beneficial Owner of a Term Note by acceptance of a beneficial interest in a Term Note), agrees to treat the Term Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

            Prior to the due presentment for registration of transfer of this Term Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Term Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Term Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the holders of the Term Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the holders of Notes representing a majority of the Security Balances of all Notes at the time Outstanding and the Credit Enhancer and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the holders of Notes representing specified percentages of the Security Balances of all Notes, on behalf of the holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Term Note (or any one of more Predecessor Term Notes) shall be conclusive and binding upon such holder and upon all future holders of this Term Note and of any Term Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Term Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of holders of the Term Notes issued thereunder but with prior notice to the Rating Agencies and the Credit Enhancer.

            The term "Issuer" as used in this Term Note includes any successor or the Issuer under the Indenture.

            The  Issuer  is   permitted   by  the   Indenture,   under   certain
circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the holders of Term Notes under the Indenture.

            The Term Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

            This Term Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

            No reference herein to the Indenture and no provision of this Term Note or of the Indenture shall alter or impair, the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Term Note at the times, place and rate, and in the coin or currency herein prescribed.

            Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, The Chase Manhattan Bank, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Term Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The holder of this Term Note by its acceptance hereof agrees that, except as expressly provided in the Basic
Documents, in the case of an Event of Default under the Indenture, the holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Term Note.

            IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Term Note to be duly executed.

                         HOME EQUITY LOAN TRUST 1998-HS3



                     By    WILMINGTON TRUST COMPANY, not in
                           its individual capacity but solely as Owner
                           Trustee


Dated:


                                    By
                              Authorized Signatory



                         CERTIFICATE OF AUTHENTICATION


This is one of the Term Notes referred to in the within mentioned Indenture.


                            THE CHASE MANHATTAN BANK, not in
                            its individual capacity but solely as Indenture Trustee


Dated:


                                    By
                              Authorized Signatory

                                  ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:__________________________________________________________

FOR VALUE  RECEIVED,  the  undersigned  hereby sells,  assigns and transfer unto
==============================================================================
(name and address of assignee) the within Term Note and all rights thereunder, and hereby irrevocably constitutes and appoints___________________________, attorney, to transfer said Term Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                      */
                              Signature Guaranteed:


                                                                            */



--------
* NOTICE: The signature to this assignment must correspond with the name of the
 -----
      registered owner as it appears on the face of the within Term Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                  Exhibit A-2

                        FORM OF VARIABLE FUNDING NOTES

            THIS VARIABLE FUNDING NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT
FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE INDENTURE REFERRED TO HEREIN.

            THE PRINCIPAL OF THIS VARIABLE FUNDING NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING
PRINCIPAL AMOUNT OF THIS VARIABLE FUNDING NOTE AT ANY TIME MAY BE
LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

            THIS VARIABLE FUNDING NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE MASTER SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR GMAC MORTGAGE GROUP, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE BASIC DOCUMENTS.

                        HOME EQUITY LOAN TRUST 1998-HS3
                 Home Equity Loan-Backed Variable Funding Note


Registered                          Initial Maximum Variable
                                          Funding Note Balance:  $____________

No. VFN-_                           Note Rate:  Floating


            Home Equity Loan Trust 1998-HS3, a business trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Residential Funding Corporation or registered assigns, the principal amount set forth on Schedule A attached hereto (or otherwise owing hereunder as determined pursuant to the Indenture as defined below), payable on each Payment Date in an amount equal to the pro rata portion allocable hereto (based on the Security Balances of all Variable Funding Notes immediately prior to such Payment Date) of the aggregate amount, if any, payable from the Payment Account in respect of principal on the Variable Funding Notes pursuant to Section 3.05 of the Indenture dated as of September 28, 1998 (the "Indenture") between the Issuer, as Issuer, and The Chase Manhattan Bank, as Indenture Trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Variable funding Note shall be due and payable on the Payment Date in February 2024 to the extent not previously paid on a prior Payment Date. Capitalized terms used but not defined herein are defined in Appendix A of the Indenture.

            Interest on the Variable Funding Notes will be paid monthly on each Payment Date at the Note Rate for the related Interest Period subject to limitations which may result in Interest Shortfalls (as further described in the Indenture). The Note Rate for each Interest Period will be a floating rate equal to the lesser of (i) LIBOR plus 0.19% per annum and (ii) 17.25% per annum. LIBOR for each applicable Interest Period will be determined on the second LIBOR Business Day immediately preceding (i) the Closing Date in the case of the first Interest Period and (ii) the first day of each succeeding Interest Period by the Indenture Trustee as set forth in the Indenture. All determinations of LIBOR by the Indenture Trustee shall, in the absence of manifest error, be conclusive for all purposes, and each holder of this Variable Funding Note, by accepting this Variable Funding Note, agrees to be bound by such determination. Interest on this Variable Funding Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid (in the case of the First Payment Date, from the Closing Date) to but excluding such Payment Date. Interest will be computed on the basis of the actual number of days in each Interest Period and a year assumed to consist of 360 days. Principal of and interest on this Variable Funding Note shall be paid in the manner specified on the reverse hereof.

            Principal of and interest on this Variable Funding Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Variable Funding Note shall be applied first to interest due and payable on this Variable Funding Note as provided above and then to the unpaid principal of this Variable Funding Note.

            Reference is made to the further provisions of this Variable Funding Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Variable Funding Note.

            Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Variable Funding Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

            This Variable Funding Note is one of a duly authorized issue of Variable Funding Notes of the Issuer, designated as its Home Equity Loan-Backed Variable Funding Notes (herein called the "Variable Funding Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the holders of the Variable Funding Notes. The Variable Funding Notes are subject to all terms of the Indenture.

            The Variable Funding Notes and the Term Notes (collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

            This Variable Funding Note is entitled to the benefits of an irrevocable and unconditional financial guaranty insurance policy issued by Ambac Assurance Corporation.

            Principal of and interest on this Variable Funding Note will be payable on each Payment Date, commencing on October 20, 1998, as described in the Indenture. "Payment Date" means the twentieth day of each month, or, if any such day is not a Business Day, then the next Business Day.

            The entire unpaid principal amount of this Variable Funding Note shall be due and payable in full on the Payment Date in February 2024 pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, then the Indenture Trustee or the holders of Notes representing not less than a majority of the Security Balances of all Notes with the consent of the Credit Enhancer, or the Credit Enhancer may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Variable Funding Notes shall be made pro rata to the holders of Variable Funding Notes entitle thereto.

            Payments of interest on this Variable Funding Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Variable Funding Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Variable Funding Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Variable Funding Notes registered on the Record Date in the name of the nominee of the Depository Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Variable Funding Note be submitted for notation of payment. Any reduction in the principal amount of this Variable Funding Note (or any one or more Predecessor Variable Funding Notes) effected by any payments made on any Payment Date shall be binding upon all future holders of this Variable Funding Note and of any Variable Funding Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Variable Funding Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Variable Funding Note at the address specified in such notice of final payment.

            As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Variable Funding Note may be registered on the Note Register upon surrender of this Variable Funding Note for registration of transfer at the Corporate Trust Office, duly endorsed by, and accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the holder hereof or such holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Variable Funding Notes in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Variable Funding Note, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of this Variable Funding Note.

            Each holder or Beneficial Owner of a Variable Funding Note, by acceptance of a Variable Funding Note or, in the case of a Beneficial Owner of a Variable Funding Note, a beneficial interest in a Variable Funding Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Seller, the Master Servicer, the Depositor or the Indenture Trustee on the Variable Funding Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

            Each holder or Beneficial Owner of a Variable Funding Note, by acceptance of a Variable Funding Note or, in the case of a Beneficial Owner of a Variable Funding Note, a beneficial interest in a Variable Funding Note, covenants and agrees by accepting the benefits of the Indenture that such holder or Beneficial Owner of a Variable Funding Note will not at any time institute against the Depositor, the Seller, the Master Servicer, GMAC Mortgage Group, Inc.

or the Issuer, or join in any institution against the Depositor, the Seller, the Master Servicer, GMAC Mortgage Group, Inc. or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Variable Funding Notes, the Indenture or the Basic Documents.

            The Issuer has entered into the Indenture and this Variable  Funding
Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Variable Funding Notes will qualify as indebtedness of the Issuer. Each holder of a Variable Funding Note, by acceptance of a Variable Funding Note (and each Beneficial Owner of a Variable Funding Note, by acceptance of a beneficial interest in a Variable Funding Note), agrees to treat the Variable Funding Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

            Prior to the due presentment for registration of transfer of this Variable Funding Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Variable Funding Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Variable Funding Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the holders of the Variable Funding Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the holders of Notes representing a majority of the Security Balances of all Notes at the time Outstanding and the Credit Enhancer and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the holders of Notes representing specified percentages of the Security Balances of all Notes, on behalf of the holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Variable Funding Note (or any one of more Predecessor Variable Funding Notes) shall be conclusive and binding upon such holder and upon all future holders of thi

                                 EXHIBIT 10.1

                                                                EXECUTION COPY








               RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

                                as Purchaser,

                                     and

                       RESIDENTIAL FUNDING CORPORATION

                                  as Seller









                   REVOLVING CREDIT LOAN PURCHASE AGREEMENT

                        Dated as of September 28, 1998






                           Revolving Credit Loans

                               TABLE OF CONTENTS


                                                                          Page

                             ARTICLE IDEFINITIONS

            Section 1.1. Definitions.........................................1

       ARTICLE IISALE OF REVOLVING CREDIT LOANS AND RELATED PROVISIONS

            Section 2.1. Sale of Revolving Credit Loans......................2
            Section 2.2. Payment of Purchase Price...........................5
            Section 2.3. Reserved............................................5
            Section 2.4. Variable Funding Notes on or after the Closing Date.6
            Section 2.5. Draws After an Amortization Event...................6

        ARTICLE IIIREPRESENTATIONS AND WARRANTIES;REMEDIES FOR BREACH

            Section 3.1. Seller Representations and Warranties...............7

                         ARTICLE IVSELLER'S COVENANTS

            Section 4.1. Covenants of the Seller............................15

                              ARTICLE VSERVICING

            Section 5.1. Servicing..........................................15

          ARTICLE VIINDEMNIFICATION BY THE SELLERWITH RESPECT TO THE
                            REVOLVING CREDIT LOANS

            Section 6.1. Indemnification With Respect to the Revolving Credit
                          Loans ............................................15
            Section 6.2. Limitation on Liability of the Seller..............15

                            ARTICLE VIITERMINATION

            Section 7.1. Termination........................................16

                     ARTICLE VIIIMISCELLANEOUS PROVISIONS

            Section 8.1. Amendment..........................................16
            Section 8.2. GOVERNING LAW......................................16

                                                                          Page

            Section 8.3. Notices............................................17
            Section 8.4. Severability of Provisions.........................17
            Section 8.5. Relationship of Parties............................17
            Section 8.6. Counterparts.......................................17
            Section 8.7. Further Agreements.................................18
            Section 8.8. Intention of the Parties...........................18
            Section 8.9. Successors and Assigns; Assignment of This Agreement18
            Section 8.10. Survival..........................................19

Exhibits

Exhibit 1   Revolving Credit Loan Schedule

     This REVOLVING CREDIT LOAN PURCHASE AGREEMENT (this "Agreement"), dated as of September 28, 1998, is made between Residential Funding Corporation (the
"Seller")  and   Residential   Funding   Mortgage   Securities   II,  Inc.  (the
"Purchaser").

                             W I T N E S S E T H :

            WHEREAS, the Seller owns Cut-off Date Loan Balances and the Related Documents for the home equity lines of credit indicated on the Revolving Credit Loan Schedule attached as Exhibit 1 hereto (collectively, the "Revolving Credit Loans"), including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise, and (b) the proceeds of any insurance policies covering the Revolving Credit Loans;

            WHEREAS, the parties hereto desire that the Seller sell the Cut-off Date Loan Balances of the Revolving Credit Loans to the Purchaser pursuant to the terms of this Agreement together with the Related Documents on the Closing Date, and thereafter all Additional Balances created on or after the Cut-off Date;

            WHEREAS, pursuant to the terms of the Servicing Agreement, the Master Servicer will service the Revolving Credit Loans directly or through one or more Subservicers;

            WHEREAS, pursuant to the terms of the Trust Agreement, the Purchaser will sell the Revolving Credit Loans to the Issuer in exchange for the cash proceeds of the Securities;

            WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue and transfer to or at the direction of the Purchaser, the Certificates;

            WHEREAS, pursuant to the terms of the Indenture, the Issuer will issue and transfer to or at the direction of the Purchaser, the Notes, secured by the Revolving Credit Loans;

            NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

            Section 1.1. Definitions. For all purposes of this Revolving Credit Loan Purchase Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Indenture dated September 28, 1998 (the "Indenture"), between Home Equity Loan Trust 1998-HS3, as Issuer and The Chase Manhattan Bank, as indenture trustee, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

                                  ARTICLE II

             SALE OF REVOLVING CREDIT LOANS AND RELATED PROVISIONS

            Section 2.1. Sale of Revolving Credit Loans.

            (a) The Seller, by the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, all of its right, title and interest in, to and under the following, and wherever located: (i) the Revolving Credit Loans (including without limitation the Cut-off Date Loan Balances and all Additional Balances; provided, however, that following the occurrence of an Amortization Event, any subsequent loan balance represented by each Draw and interest thereon will not be deemed transferred to the Issuer, and the Seller (in such event) shall retain ownership of each loan balance represented by each such Draw made thereafter and interest thereon), all interest accruing thereon and all collections in respect thereof received on or after the Cut-off Date; (ii) property which secured a Revolving Credit Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) the interest of the Seller in any insurance policies in respect of the Revolving Credit Loans; and (iv) all proceeds of the foregoing; provided, however, that the Purchaser does not assume the obligation under each Loan Agreement to fund Draws to the Mortgagor thereunder, and the Purchaser shall not be obligated or permitted to fund any such Draws, it being agreed that the Seller will retain the obligation to fund future Draws. Such conveyance shall be deemed to be made: (1) with respect to the Cut-off Date Loan Balances, as of the Closing Date; and (2) with respect to the amount of each Additional Balance created on or after the Cut-off Date, as of the later of the Closing Date and the date that the corresponding Draw was made pursuant to the related Loan Agreement, subject to the receipt by the Seller of consideration therefor as provided herein under clause (b) of Section 2.2.

            (b) In connection with such conveyance, the Seller further agrees, at its own expense, on or prior to the Closing Date with respect to the Loan Balance of the Revolving Credit Loans to indicate in its books and records that the Revolving Credit Loans have been sold to the Purchaser pursuant to this Agreement and to deliver to the Purchaser the Revolving Credit Loan Schedule. Such Revolving Credit Loan Schedule shall be marked as Exhibit 1 to this Agreement and is hereby incorporated into and made a part of this Agreement.

            (c) In connection with such conveyance by the Seller, the Seller shall on behalf of the Purchaser deliver to, and deposit with the respective Custodian, on or before the Closing Date, the following documents or instruments with respect to each Revolving Credit Loan:

                (i) the original Mortgage Note endorsed without recourse to the Indenture Trustee and showing an unbroken chain of endorsement from the originator thereof to the Person endorsing it or, with respect to any Revolving Credit Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, a Lost Note Affidavit together with a copy of such Note;

               (ii) the original Mortgage with evidence of recording thereon, or, if the original Mortgage has not yet been returned from the public recording office, a copy of the original Mortgage certified by the public recording office in which such original Mortgage has been recorded, or a copy of such Mortgage certified by the recording office in the event the recording office keeps the original or if the original is lost;

              (iii) assignments (which may be included in one or more blanket assignments if permitted by applicable law) of the Mortgage in recordable form to "The Chase Manhattan Bank as indenture trustee" c/o the Seller at an address specified by the Seller;

               (iv) originals of any intervening assignments of the Mortgage, with evidence of recording thereon, or, if the original of any such intervening assignment has not yet been returned from the public recording office, a copy of such original intervening assignment certified by the public recording office in which such original intervening assignment has been recorded; and

                (v) a true and correct copy of each assumption, modification, consolidation or substitution agreement, if any, relating to the Revolving Credit Loan.

            Within the time period for the review of each Mortgage File set forth in Section 2.3 of the Custodial Agreement, if a material defect in any Mortgage File is discovered which may materially and adversely affect the value of the related Revolving Credit Loan, or the interests of the Indenture Trustee (as pledgee of the Revolving Credit Loans), the Noteholders, the
Certificateholders or the Credit Enhancer in such Revolving Credit Loan, including the Seller's failure to deliver any document required to be delivered to the Custodian on behalf of the Indenture Trustee (provided that a Mortgage File will not be deemed to contain a defect for an unrecorded assignment under clause (iii) above if the Seller has submitted such assignment for recording or if such assignment is not required to be recorded pursuant to the terms of the following paragraph), the Seller shall cure such defect, repurchase the related Revolving Credit Loan at the Repurchase Price or substitute an Eligible Substitute Loan for the related Revolving Credit Loan upon the same terms and conditions set forth in Section 3.1 hereof for breaches of representations and warranties as to the Revolving Credit Loans. With respect to any missing Mortgage Notes referred to in Subsection 3.1(b)(xxxiv), the Seller shall have 60 days from the Closing Date to deliver the documents referred to in this Subsection 2.1(c). If such documents have not been delivered within 60 days, the Seller shall repurchase the related Revolving Credit Loan or substitute an Eligible Substitute Loan for the related Revolving Credit Loan upon the same terms and conditions set forth in Section 3.1 hereof for breaches of representations and warranties as to the Revolving Credit Loans.

            Within 60 days after the receipt by the Master Servicer of the recording information necessary to complete the recording of each of the assignments referred to in clause (iii) above, the Seller at its own expense shall complete, or cause to be completed, in the name of the Indenture Trustee, and shall submit each such assignment for recording in the appropriate public office for real property records each of the assignments referred to in clause
(iii) above. While such assignment to be recorded is being recorded, the Custodian shall retain a photocopy of such assignment. If any assignment is lost or returned unrecorded to the Custodian because of any defect therein, the Seller is required to prepare a substitute assignment or cure such defect, as the case may be, and the Seller shall cause such assignment to be recorded in accordance with this paragraph. Notwithstanding the foregoing, as to any Revolving Credit Loan where the Seller is the assignee of record of the Mortgage, the assignment referred to in clause (iii) above shall not be required to be completed and submitted for recording, if an Opinion of Counsel is provided in form and substance satisfactory to the Credit Enhancer and to each Rating Agency, to the effect that such recordation of the assignment referred to in clause (iii) above (completed in the name of the Indenture Trustee) is not required (i) to effect the sale and conveyance of the Revolving Credit Loan by the Seller to the Depositor and by the Depositor to the Issuer, or the granting and perfecting of the security interest in the Revolving Credit Loan to the Indenture Trustee as provided in the Indenture or (ii) to defeat any ownership, security interest or other adverse claim to the Revolving Credit Loan by any creditor of the Seller or the Depositor by any purported transferee of such Revolving Credit Loan in a purported transfer thereof by the Seller or the Depositor subsequent to such sale and conveyance.

            In instances where an original Mortgage or any original intervening assignment of Mortgage was not, in accordance with clause (ii) or (iv) above, delivered by the Seller to the respective Custodian prior to or concurrently with the execution and delivery of this Agreement, the Seller will deliver or cause to be delivered the originals of such documents to such Custodian promptly upon receipt thereof.

            The Purchaser hereby acknowledges its acceptance of all right, title and interest to the property, conveyed to it pursuant to this Section 2.1.

            (d) The parties hereto intend that the transactions set forth herein constitute a sale by the Seller to the Purchaser of all the Seller's right, title and interest in and to the Revolving Credit Loans and other property as and to the extent described above. In the event the transactions set forth herein are deemed not to be a sale, the Seller hereby grants to the Purchaser a security interest in all of the Seller's right, title and interest in, to and under the Revolving Credit Loans and such other property, to secure all of the Seller's obligations hereunder, and this Agreement shall constitute a security agreement under applicable law. The Seller agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of all necessary UCC-1 financing statements filed in the State of Minnesota (which shall have been submitted for filing as of the Closing Date), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of the Seller or the filing of any additional UCC-1 financing statements due to the change in the principal office of the Seller, as are necessary to perfect and protect the Purchaser's interests in each Revolving Credit Loan and the proceeds thereof.

            Section 2.2. Payment of Purchase Price.

            (a) The "Purchase Price" for the Revolving Credit Loans (including the Additional Balances) shall be (1) an amount equal to $148,590,024.00 in immediately available funds, together with the Certificates, in respect of the Cut-off Date Loan Balances thereof and (2) in the case of each Additional
Balance transferred hereunder created on or after the Cut-off Date, the principal amount of the related Draw under the Loan Agreement on the later of the Closing Date and the date of the creation of such Additional Balance.

            (b) In consideration of the sale of the Revolving Credit Loans from the Seller to the Purchaser on the Closing Date, the Purchaser shall pay to the Seller on the Closing Date by wire transfer of immediately available funds to a bank account designated by the Seller, the amount specified above in clause
(a)(1) for each Revolving Credit Loan; provided, that such payment may be on a net funding basis if agreed by the Seller and the Purchaser. With respect to each Additional Balance transferred hereunder with respect to any Revolving Credit Loan, the Issuer as assignee of the Purchaser shall pay or cause to be paid to the Seller or its designee the portion of the Purchase Price specified above in clause (a)(2) for such Additional Balance in one of the following ways, as applicable: (i) for any Collection Period during the Revolving Period, so long as an Amortization Event has not occurred, (a) a cash payment pursuant to
Section 3.03(ii) of the Servicing Agreement and Section 2.2(a)(2) hereof in an amount equal to the related Draw, if then available from Principal Collections during the related Collection Period on the Revolving Credit Loans, and (b) to the extent aggregate Draws exceed Principal Collections for such Collection Period, an increase in the aggregate principal amount of the Variable Funding Notes or an issuance of new Variable Funding Notes, as of the Payment Date corresponding to the Collection Period in which such Additional Balances were created, equal to the amount by which Additional Balances exceeded Principal Collections for such Collection Period, and (ii) for any Collection Period after the end of the Revolving Period, so long as an Amortization Event has not occurred, an increase in the aggregate principal amount of Variable Funding Notes or an issuance of new Variable Funding Notes as of each Payment Date in an aggregate amount equal to the total of the related Draws for the corresponding Collection Period.

            Section 2.3. Reserved.

            Section 2.4. Variable Funding Notes on or after the Closing Date.

            Subject to Section 4.02 of the Indenture, if at any time, the Seller holds Variable Funding Notes that have reached their Maximum Variable Funding Balance, and to the extent that the same are exchanged for Capped Funding Notes in accordance with Section 4.02 of the Indenture, the Purchaser agrees that, upon written request made by the Seller at any time, the Purchaser shall use its best reasonable efforts to cause such Capped Funding Notes held by the Seller to be registered for resale by the Seller pursuant to an effective registration statement filed by the Purchaser in accordance with, and meeting all requirements of, the Securities Act of 1933, as amended. The Purchaser shall use its best reasonable efforts to cause such registration statement to become effective with respect to such Capped Funding Notes as soon as practicable within a mutually agreed reasonable time period after the Seller's request. It is contemplated that such registration statement will be the shelf registration statement pursuant to which the Term Notes issued on the Closing Date are to be offered, or one substantially similar thereto. In connection with such registration statement and offering, the Seller shall reimburse the Purchaser for costs related thereto including registration fees, printing fees, rating fees, legal fees, accountant's fees, blue sky registration fees and expenses (if any), related expenses of the Credit Enhancer and other out-of-pocket costs, if any. In connection with such registration statement and related prospectus, the Seller shall provide the Purchaser with an updated Revolving Credit Loan Schedule and all other information reasonably necessary to assure that the statements in the prospectus with respect to the Revolving Credit Loans and the Seller (including in its capacity as servicer of the Revolving Credit Loans) are complete and correct in all material respects as of the date of sale of such Capped Funding Notes by the Seller. The registration statement shall not include any information with respect to the Credit Enhancer, except for information approved by the Credit Enhancer for use therein.

            Section 2.5. Draws After an Amortization Event.

            In the event that an Amortization Event occurs, any Draws made on the Revolving Credit Loans thereafter shall not be deemed to be "Additional Balances" hereunder, and the ownership of the related balances shall be retained by the Seller. Following an Amortization Event, on any Payment Date, with respect to the related Collection Period, all Interest Collections and Principal Collections in respect of each individual Revolving Credit Loan shall be allocated on a pro rata basis as between the Issuer and the Seller, based on the relative proportions of the Loan Balance and the Excluded Amount, respectively, as of the end of the calendar month immediately prior to such Collection Period. Any losses incurred with respect to any individual Revolving Credit Loan following an Amortization Event shall be allocated on a pro rata basis between the Issuer and the Seller, based on the Loan Balance and the Excluded Amount thereof as of the date of liquidation of such Revolving Credit Loan. Notwithstanding any other provision hereof or of the Servicing Agreement, the payments and collections allocable to the Excluded Amount need not be deposited in the Custodial Account and shall not be deposited in the

Distribution Account or the Payment Account, and shall be distributed by the Master Servicer to the Seller not less frequently than monthly in accordance with reasonable instructions provided by the Seller.


                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES;
                              REMEDIES FOR BREACH

     Section 3.1. Seller Representations and Warranties. The Seller represents and warrants to the Purchaser, as of the Closing Date (or if otherwise specified below, as of the date so specified):

      (a)   As to the Seller:

                (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Seller is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets or condition (financial or other) of the Seller;

               (ii) The Seller has the power and authority to make, execute, deliver and perform its obligations under this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Seller enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

              (iii) The Seller is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consents, license, approvals or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;

               (iv) The execution and delivery of this Agreement and the performance of the transactions contemplated hereby by the Seller will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Seller or any provision of the Certificate of Incorporation or Bylaws of the Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller may be bound;

                (v) No litigation or administrative  proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Seller threatened, against the Seller or any of its properties or with respect to this Agreement or the Certificates which in the opinion of the Seller has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement;

               (vi) This Agreement constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

              (vii) This Agreement constitutes a valid transfer and assignment to the Purchaser of all right, title and interest of the Seller in and to the Cut-off Date Loan Balances with respect to the Revolving Credit Loans, all monies due or to become due with respect thereto, and all proceeds of such Cut-off Date Loan Balances with respect to the Revolving Credit Loans and such funds as are from time to time deposited in the Custodial Account (excluding any investment earnings thereon) as assets of the Trust and all other property specified in the definition of "Trust" as being part of the corpus of the Trust conveyed to the Purchaser by the Seller, and upon payment for the Additional Balances, will constitute a valid transfer and assignment to the Purchaser of all right, title and interest of the Seller in and to the Additional Balances, all monies due or to become due with respect thereto, and all proceeds of such Additional Balances and all other property specified in the definition of "Trust" relating to the Additional Balances; and

             (viii) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand or any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder.

      (b)   As to the Revolving Credit Loans:

                (i) The information set forth in the Revolving Credit Loan Schedule for such Revolving Credit Loans is true and correct in all material respects as of the date or dates respecting which such information is furnished;

               (ii) The Cut-off Date Loan Balances have not been assigned or pledged, the Seller has good and marketable title thereto and the Seller is the sole owner and holder of such Cut-off Date Loan Balances free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges of security interests of any nature and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Revolving Credit Loans to sell and assign the same pursuant to this Agreement;

              (iii) The related Mortgage Note and the Mortgage have not been assigned or pledged, the Seller has good and marketable title thereto and the Seller is the sole owner and holder of the Revolving Credit Loan free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges of security interests of any nature and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Revolving Credit Loans to sell and assign the same pursuant to this Agreement;

               (iv) To the best of Seller's knowledge, there is no valid offset, defense or counterclaim of any obligor under any Loan Agreement or Mortgage;

                (v) To the best of Seller's knowledge, there is no delinquent recording or other tax or fee or assessment lien against any related Mortgaged Property;

               (vi) To the best of Seller's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the related Mortgaged Property;

              (vii) To the best of Seller's knowledge, there are no mechanics' or similar liens or claims which have been filed for work, labor or material affecting the related Mortgaged Property which are, or may be liens prior or equal to, or subordinate with, the lien of the related Mortgage, except liens which are fully insured against by the title insurance policy referred to in clause (xi);

             (viii) As of the Cut-off Date, no Revolving Credit Loan was 30 days or more Delinquent;

               (ix) For each Revolving Credit Loan, the related Mortgage File contains each of the documents and instruments specified to be included therein;

                (x) The related Mortgage Note and the related Mortgage at the time it was made complied in all material respects with applicable local, state and federal laws;

               (xi) A policy of title insurance in the form and amount required by the related Seller's Agreement was effective as of the closing of each Revolving Credit Loan and each such policy is valid and remains in full force and effect, and with respect to each Revolving Credit Loan with a Cut-off Date Loan Balance greater than or equal to $100,000 a title search or other assurance of title customary in the relevant jurisdiction was obtained as to which no title insurance policy or binder was issued and with respect to the remainder of the Revolving Credit Loans as to which no title insurance policy or binder was issued or title search obtained there are no intervening liens affecting the Mortgaged Property;

              (xii) None of the Mortgaged Properties is a mobile home or a manufactured housing unit that is not permanently attached to its foundation;

             (xiii) No more than 54.92% of the Revolving Credit Loans, by Cut-off Date Loan Balance, are secured by Mortgaged Properties located in California;

              (xiv) As of the Cut-off Date the Combined Loan-to-Value Ratio for each Revolving Credit Loan was not in excess of 101%;

               (xv)     [Reserved];

              (xvi) The Seller has not transferred the Revolving Credit Loans to the Purchaser with any intent to hinder, delay or defraud any of its creditors;

             (xvii) The minimum monthly payment with respect to any Revolving Credit Loan is not less than the interest accrued at the applicable Loan Rate on the average daily Loan Balance during the interest period relating to the date on which such minimum monthly payment is due;

            (xviii) The Seller will submit for filing or cause to be submitted for filing UCC-1 financing statements in accordance with the terms of this Agreement;

              (xix) Each Loan Agreement and each Mortgage is substantially similar to the other and is an enforceable obligation of the related Mortgagor;

               (xx) To the best of Seller's knowledge, the physical property subject to each Mortgage is free of material damage and is in good repair;

              (xxi) The Seller has not received a notice of default of any senior mortgage loan related to a Mortgaged Property which has not been cured by a party other than the related Subservicer;

             (xxii) Each of the Mortgage Notes has a substantially similar definition of Prime as the Index applicable to the Loan Rate;

     (xxiii) None of the Revolving Credit Loans are reverse mortgage loans;

             (xxiv) (A) No Revolving Credit Loan has an original term to maturity in excess of 301 months. On each date that the Loan Rates have been adjusted prior to the Cut-off Date interest rate adjustments on the Revolving Credit Loans were made in compliance with the related Mortgage and Mortgage Note and applicable law. Over the term of any Revolving Credit Loan, the Loan Rate may not exceed the related Maximum Loan Rate, if any. (B) The Revolving Credit Loans have Maximum Loan Rates which range between 10.00% and 25.00%. The Gross Margins for the Revolving Credit Loans range between 0.00% and 8.50%, and the weighted average Gross Margin for the Revolving Credit Loans is approximately 2.54% as of the Cut-off Date. As of the Cut-off Date, the Loan Rates on the Revolving Credit Loans range between 5.99% and 17.00% and the weighted average Loan Rate is approximately 9.61%. The weighted average remaining term to scheduled maturity of the Revolving Credit Loans on a contractual basis as of the Cut-off Date Loan is approximately 216 months;

              (xxv) (A) Each Mortgaged Property with respect to the Revolving Credit Loans consists of a single parcel of real property with a single family residence erected thereon, a two-to-four family residence erected thereon, or improved by an individual condominium unit, planned unit development, townhouse or manufactured home. (B) With respect to the Revolving Credit Loans (i) approximately 20.12% (by Cut-off Date Loan Balance) are secured by real property improved by individual condominium units, planned unit developments, townhouses or manufactured homes, (ii) approximately 79.14% (by Cut-off Date Loan Balance) are secured by real property with a single family residence erected thereon and (iii) approximately 0.74% (by Cut-off Date Loan Balance) are secured by real property with a two-to-four family residence;

             (xxvi) As of the Cut-off Date, the Credit Limits on the Revolving Credit Loans range between approximately $8,000 and $500,000 with an average of $42,203. As of the Cut-off Date, no Revolving Credit Loan had a principal balance in excess of $31,561 and the weighted average Credit Limit Utilization Rate, based on the Credit Limits of the Revolving Credit Loans is equal to approximately 74.78%;

            (xxvii) Approximately 0.91% and 99.09% of the Revolving Credit Loans, by aggregate principal balance as of the Cut-off Date are first and second liens, respectively;

            (xxviii) Each Subservicer meets all applicable requirements under the Servicing Agreement, is properly qualified to service the Revolving Credit Loans and has been servicing the Revolving Credit Loans prior to the Cut-off Date in accordance with the terms of the respective Subservicing Agreement;

             (xxix) For each Revolving Credit Loan, hazard insurance and flood insurance has been obtained which meets all applicable requirements of
      Section 3.04 of the Servicing Agreement;

              (xxx) There is no material default, breach, violation or event of acceleration existing under the terms of any Mortgage Note or Mortgage and no event which, with notice and expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under the terms of any Mortgage Note or Mortgage, and no such material default, breach, violation or event of acceleration has been waived by the Seller or by any other entity involved in originating or servicing a Revolving Credit Loan;

             (xxxi) No instrument of release or waiver has been executed in connection with the Revolving Credit Loans, and no Mortgagor has been released, in whole or in part from its obligations in connection with a Revolving Credit Loan;

            (xxxii) With respect to each Revolving Credit Loan that is a second lien, either (i) no consent for the Revolving Credit Loan was required by the holder of the related prior lien or (ii) such consent has been obtained and is contained in the mortgage file;

            (xxxiii) The Mortgage contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Revolving Credit Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder; and

            (xxxiv) The Mortgage Notes for not more than 0.29% of the Revolving Credit Loans, by Cut-off Date Loan Balance, are missing from the Mortgage File.

            Upon discovery by Seller or upon notice from the Purchaser, the Credit Enhancer, the Issuer, the Owner Trustee, the Indenture Trustee or any Custodian, as applicable, of a breach of any representation or warranty in clause (a) above which materially and adversely affects the interests of the Securityholders or the Credit Enhancer, as applicable, in any Revolving Credit Loan, the Seller shall, within 45 days of its discovery or its receipt of notice of such breach, either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Revolving Credit Loan or a Related Document, either (A) repurchase such Revolving Credit Loan from the Issuer at the Repurchase Price, or (B) substitute one or more Eligible Substitute Loans for such Revolving Credit Loan, in each case in the manner and subject to the conditions and limitations set forth below.

            Upon discovery by the Seller or upon notice from the Purchaser, the Credit Enhancer, the Issuer, the Owner Trustee, the Indenture Trustee or any Custodian, as applicable, of a breach of any representation or warranty in this clause (b) above with respect to any Revolving Credit Loan, or upon the occurrence of a Repurchase Event, which materially and adversely affects the interests of any Securityholders or the Credit Enhancer, as applicable, or of the Purchaser in such Revolving Credit Loan (notice of which shall be given to the Purchaser by the Seller, if it discovers the same), notwithstanding the Seller's lack of knowledge with respect to the substance of such representation and warranty, the Seller shall, within 90 days after the earlier of its discovery or receipt of notice thereof, either cure such breach or Repurchase Event in all material respects or either (i) repurchase such Revolving Credit Loan from the Issuer at the Repurchase Price, or (ii) substitute one or more Eligible Substitute Loans for such Revolving Credit Loan, in each case in the manner and subject to the conditions set forth below. The Repurchase Price for any such Revolving Credit Loan repurchased by the Seller shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.02 of the Servicing Agreement.

            In the event that the Seller elects to substitute an Eligible Substitute Loan or Loans for a Deleted Loan pursuant to this Section 3.1, the Seller shall deliver to the Custodian on behalf of the Issuer, with respect to such Eligible Substitute Loan or Loans, the original Mortgage Note (or, in the case of a Revolving Credit Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, a Lost Note Affidavit, together with a copy of such Note) and all other documents and agreements as are required by Section 2.1(c), with the Mortgage Note endorsed as required by
Section 2.1(c). No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Eligible Substitute Loans in the month of substitution shall not be part of the Owner Trust and will be retained by the Master Servicer and remitted by the Master Servicer to the Seller on the next succeeding Payment Date, provided that a payment at least equal to the applicable Minimum Monthly Payment for such month in respect of the Deleted Loan has been received by the Owner Trust. For the month of substitution, distributions to the Distribution Account pursuant to the Servicing Agreement will include the Monthly Payment due on a Deleted Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Loan. The Master Servicer shall amend or cause to be amended the Revolving Credit Loan Schedule to reflect the removal of such Deleted Loan and the substitution of the

Eligible Substitute Loan or Loans and the Master Servicer shall deliver the amended Revolving Credit Loan Schedule to the Owner Trustee. Upon such substitution, the Eligible Substitute Loan or Loans shall be subject to the terms of this Agreement and the Servicing Agreement in all respects, the Seller shall be deemed to have made the representations and warranties with respect to the Eligible Substitute Loan contained herein set forth in Section 3.1(b) (other than clauses (viii), (xiii), (xiv) (xxiv)(B), (xxv)(B), (xxvi), and (xxvii) thereof) as of the date of substitution, and the Seller shall be obligated to repurchase or substitute for any Eligible Substitute Loan as to which a
Repurchase Event has occurred as provided herein. In connection with the substitution of one or more Eligible Substitute Loans for one or more Deleted Loans, the Master Servicer will determine the amount (such amount, a "Substitution Adjustment Amount"), if any, by which the aggregate principal balance of all such Eligible Substitute Loans as of the date of substitution is less than the aggregate principal balance of all such Deleted Loans (after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Payment Account in the month of substitution). The Seller shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor.

            Upon receipt by the Indenture Trustee on behalf of the Issuer and the Custodian of written notification, signed by a Servicing Officer, of the deposit of such Repurchase Price or of such substitution of an Eligible Substitute Loan (together with the complete related Mortgage File) and deposit of any applicable Substitution Adjustment Amount as provided above, the Custodian, on behalf of the Indenture Trustee, shall release to the Seller the related Mortgage File for the Revolving Credit Loan being repurchased or substituted for and the Indenture Trustee on behalf of the Issuer shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee such Revolving Credit Loan released pursuant hereto and thereafter such Revolving Credit Loan shall not be an asset of the Issuer.

            It is understood and agreed that the obligation of the Seller to cure any breach, or to repurchase or substitute for, any Revolving Credit Loan as to which such a breach has occurred and is continuing, shall, except to the extent provided in Section 6.1 of this Agreement, constitute the sole remedy respecting such breach available to the Purchaser, the Issuer, the Certificateholders (or the Owner Trustee on behalf of the Certificateholders) and the Noteholders (or the Indenture Trustee on behalf of the Noteholders) against the Seller.

            It is understood and agreed that the representations and warranties set forth in this Section 3.1 shall survive delivery of the respective Mortgage Files to the Issuer, or the Custodian.


                                  ARTICLE IV

                              SELLER'S COVENANTS

            Section 4.1. Covenants of the Seller. The Seller hereby covenants that, except for the transfer hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur or assume any Lien on any Revolving Credit Loan, or any interest therein, except with respect to any Excluded Amount; the Seller will notify the Issuer, as assignee of the Purchaser, of the existence of any Lien (other than as provided above) on any Revolving Credit Loan immediately upon discovery thereof; and the Seller will defend the right, title and interest of the Issuer, as assignee of the Purchaser, in, to and under the Revolving Credit Loans against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this Section 4.1 shall be deemed to apply to any Liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings.


                                   ARTICLE V

                                   SERVICING

            Section 5.1. Servicing. The Seller will service the Revolving Credit Loans pursuant to the terms and conditions of the Servicing Agreement and will service the Revolving Credit Loans directly or through one or more sub-servicers in accordance therewith.


                                  ARTICLE VI

                         INDEMNIFICATION BY THE SELLER
                  WITH RESPECT TO THE REVOLVING CREDIT LOANS

            Section 6.1. Indemnification With Respect to the Revolving Credit Loans. The Seller shall indemnify and hold harmless the Purchaser from and against any loss, liability or expense arising from the breach by the Seller of its representations and warranties in Section 3.1 of this Agreement which materially and adversely affects the Purchaser's interest in any Revolving Credit Loan or from the failure by the Seller to perform its obligations under this Agreement in any material respect, provided that the Seller shall have no obligation to indemnify the Purchaser in respect of any loss, liability or expense that arises as a result of the Purchaser's willful malfeasance, bad faith or negligence or as a result of the breach by the Purchaser of its obligations hereunder.

            Section 6.2. Limitation on Liability of the Seller. None of the directors, officers, employees or agents of the Seller shall be under any liability to the Purchaser, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement. Except as and to the extent expressly provided in the Servicing Agreement, the Seller shall not be under any liability to the Owner Trust, the Owner Trustee, the Indenture Trustee or the Securityholders. The Seller and any director, officer, employee or agent of the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.


                                  ARTICLE VII

                                  TERMINATION

            Section 7.1. Termination. The respective obligations and responsibilities of the Seller and the Purchaser created hereby shall terminate, except for the Seller's indemnity obligations as provided herein, upon the termination of the Owner Trust pursuant to the terms of the Trust Agreement.


                                 ARTICLE VIII

                           MISCELLANEOUS PROVISIONS

            Section 8.1. Amendment. This Agreement may be amended from time to time by the Seller and the Purchaser by written agreement signed by the Seller and the Purchaser, with the consent of the Credit Enhancer (which consent shall not be unreasonably withheld).

            Section 8.2. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            Section 8.3. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

            (i)   if to the Seller:

                        Residential Funding Corporation
                        8400 Normandale Lake Boulevard
                        Suite 700
                        Minneapolis, Minnesota  55437
                        Attention: Home Equity Loan Trust 1998-HS3

or, such other address as may hereafter be furnished to the Purchaser in writing by the Seller.

            (ii) if to the Purchaser:

                        Residential Funding Mortgage Securities II, Inc. 8400 Normandale Lake Boulevard
                        Suite 700
                        Minneapolis, Minnesota 55437
                        Attention: Home Equity Loan Trust 1998-HS3

or such other address as may hereafter be furnished to the Seller in writing by the Purchaser.

            Section 8.4. Severability of Provisions. If any one or more of the covenants, agreements, provisions of terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

            Section 8.5. Relationship of Parties. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto, and the services of the Seller shall be rendered as an independent contractor and not as agent for the Purchaser.

            Section 8.6. Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

            Section 8.7. Further Agreements. The Purchaser and the Seller each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

            Section 8.8. Intention of the Parties. It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling, the Revolving Credit Loans, rather than a loan by the Purchaser to the Seller secured by the Revolving Credit Loans. Accordingly, the parties hereto each intend to treat the transaction for Federal income tax purposes as a sale by the Seller, and a purchase by the Purchaser, of the Revolving Credit Loans. The Purchaser will have the right to review the Revolving Credit Loans and the Related Documents to determine the characteristics of the Revolving Credit Loans which will affect the Federal income tax consequences of owning the Revolving Credit Loans and the Seller will cooperate with all reasonable requests made by the Purchaser in the course of such review.

            Section 8.9. Successors and Assigns; Assignment of This Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, Purchaser and their respective successors and assigns. The obligations of the Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Credit Enhancer and the Purchaser, which consent shall be at the Credit Enhancer's and the Purchaser's sole discretion, except that the Purchaser and the Credit Enhancer acknowledge and agree that the Seller may assign its obligations hereunder to any Affiliate of the Seller, to any Person succeeding to the business of the Seller, to any Person into which the Seller is merged and to any Person resulting from any merger, conversion or consolidation to which the Seller is a party. The parties hereto acknowledge that the Purchaser is acquiring the Revolving Credit Loans for the purpose of contributing them to the Issuer. Pursuant to the terms of the Trust Agreement, the Issuer will issue and transfer to or at the direction of the Purchaser, the Certificates and pursuant to the terms of the Indenture, the Issuer will issue and transfer to or at the direction of the Purchaser, the Notes secured by the Revolving Credit Loans. As an inducement to the Purchaser to purchase the Revolving Credit Loans, the Seller acknowledges and consents to (i) the assignment by the Purchaser to the Issuer of all of the Purchaser's rights against the Seller pursuant to this Agreement insofar as such rights relate to Revolving Credit Loans transferred to the Issuer and to the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by the Issuer, (ii) the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by or on behalf of the Issuer and (iii) the Issuer's pledge of its interest in this Agreement to the Indenture Trustee and the enforcement by the Indenture Trustee of any such right or remedy against the Seller following an Event of Default under the Indenture. Such enforcement of a right or remedy by the Issuer or the Indenture Trustee, as applicable, shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

     Section 8.10. Survival. The representations and warranties made herein by the Seller and the provisions of Article VI hereof shall survive the purchase of the Revolving Credit Loans hereunder.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed to this Revolving Credit Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

                          RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES II, INC.
                                          as Purchaser


                                    By:
                                    Name: Diane S. Wold
                                    Title:      Vice President



                         RESIDENTIAL FUNDING CORPORATION
                                          as Seller


                                    By:
                                    Name: Timothy A. Kruse
                                    Title:      Director

                                   Exhibit 1

                        REVOLVING CREDIT LOAN SCHEDULE



Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2509425           Boquin                       CA         181           14    $15,000.00       8/17/96             $79,219.00

0642173           5766 Yarborough Drive        02         156            1   $115,000.00                                42
Riverside         92505                         6                       82    $14,410.17                      2        646
                                                        11.75                                  9/15/11

2593327           Hoffman                      MD         181           14    $18,350.00        9/3/97     2.25   $146,800.00

8209025           102 Fox Horn Way             02         169            1   $183,500.00                     24         36
Glen Burnie       21061                         7      10.375           90    $18,263.98       10/1/12        2        694

2598569           Dabbs                        MD         181           16    $17,000.00      10/22/97             $58,500.00

8209041           3908 Grantley Road           02         170            1    $75,000.00                                46

Baltimore         21215                         6       12.75          101    $16,667.56       11/1/12        2        683

2604673           Friesen                      OR         121           14    $15,000.00       11/7/97            $102,300.00

8201212           737 Azalia Avenue            02         111            1   $127,900.00                                43
Dallas            97338                         5       10.75           92    $14,320.45       12/1/07        2        747


2605515           Fanelli                      CA         181           14   $100,000.00       11/3/97            $649,975.00
8238990           2746 Ormsby Way              02         171            1   $844,545.00                                41

Vista             92084                         6      10.725           89    $97,895.10       12/1/12        2        670

2607760           Alexander                    GA         181           14    $46,500.00       9/30/97            $248,000.00

8215592           1020 Edgewood Avenue         01         169            1   $310,000.00                                22
Atlanta           30307                         7                       95    $46,295.51       10/1/12        2        676
                                                        11.25

2613712           Childers                     AL         181           14    $37,500.00       1/23/98            $140,850.00
                                               02
8481939           103 Anita Drive                         173            1   $187,800.00                                44
Madison           35757                         6      10.875           95    $36,899.74        2/1/13        2        704

2613875           McLean                       CA         181           14    $20,250.00       11/4/97            $108,000.00

8235327           3619 Village Road            01         171            1   $136,000.00                                40

Concord           94519                         7        11.5           95    $20,189.51       12/1/12        2        741

2617206           Singer                       NY         181           14    $17,000.00       1/23/98            $306,000.00

8288128           17 Woodfield Road            01         173            1   $350,000.00                                50
Katonah           10536                         7       12.87           93    $16,971.05        2/1/13        2        642


2619684           Harman                       KS         121           14    $20,000.00       3/16/98             $98,500.00
8522021           1116 Sturbridge Circle       01         115            1   $130,000.00                                30

Lawrence          66049                         5       10.22           92    $19,509.68        4/1/08        2        715

2621267           Warren, Sr.                  CA         181           09   $100,000.00        2/3/98            $489,967.00

8423386           20 Mackenzie Lane            02         174            1   $614,000.00                                41
Coto De Caza      92679                         6        11.5           97    $98,710.29        3/1/13        2        692


2621539           Coleman                      CA         181           14    $40,000.00       2/26/98            $240,000.00
                  135 North Ramona Drive       01         174            1   $300,000.00                                31
8473779
Fullerton         92833                         6      12.625           94    $39,614.80        3/1/13        2        714

2624346           Albanese                     GA         181           09    $30,000.00       3/24/98            $141,169.00

8443566           610 Dahlia Way               02         175            1   $192,000.00                                29
                                                                        90
Acworth           30102                         6      10.625                 $29,586.64        4/1/13        2        686




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2625788           Faryniarz                    CT         191           14   $118,750.00       2/12/97            $500,000.00

8484164           16 Crescent Road             01         172            1   $687,500.00                                31
Riverside         06878                         7                       90   $118,243.99                      2        706
                                                         9.25                                   1/1/13

2625955           Wellsfry                     OR         181           14    $24,000.00       2/13/98            $120,000.00

8518508           6520 SouthWest Peach Lane    01         174            1   $160,000.00                                45
Beaverton         97008                         6        9.25           90    $23,620.69        3/1/13        2        662

2628400           Sherman                      NY         181           14    $95,000.00        7/1/98           $1,425,000.0

8520827           35 Davids Court              01         179            1 $1,900,000.00                                21

Sagaponack        11962                         7        11.5           80    $95,000.00        8/1/13        2        649

2628536           Peterson                     MN         181           14    $13,200.00       3/25/98             $83,000.00

8364705           604 20th Street North        01         175            1    $95,500.00                                41
Moorhead          56560                         6       13.25          101    $13,080.18        4/1/13        2        672


2628975           Fromm                        VA         181           14    $30,000.00       3/27/98            $198,000.00
8421349           8310 Mary Jane Drive         02         175            1   $275,000.00                                46

Manassa           20112                         6       11.75           83    $29,686.48        4/1/13        2        695

2629064           Kowall                       CA         181           14    $56,250.00        4/7/98            $300,000.00

8483042           9555 Sausalito Road          01         176            1   $375,000.00                                16
Atascadero        93422                         6                       95    $55,567.78        5/1/13        2        683
                                                       10.125

2629080           Guild                        CA         181           14    $31,500.00       3/19/98            $227,150.00
                                               01
8369340           7026 Via Ramada                         175            1   $315,000.00                                22
San Jose          95139                         6        9.95           83    $31,109.88        4/1/13        2        717

2629308           Williams                     OR         180           14    $22,850.00        8/3/98             $86,229.00

8522484           2408 East M Avenue           02         179            1   $125,000.00                                34

Lagrande          97850                         6          10           88    $22,794.87        8/7/13        2        729

2629608           Pizon                        CA         181           04    $27,400.00       4/13/98            $146,400.00

8492928           745 Shelter Creek Lane       01         176            1   $183,000.00                                39
San Bruno         94066                         7       10.45           95    $27,116.03        5/1/13        2        758


2629798           Bratset                      CA         181           14    $39,000.00       3/25/98            $208,000.00
8474223           56 Sota Place                01         175            1   $260,000.00                                32

San Ramon         94583                         7       10.95           95    $38,928.45        4/1/13        2        712

2630145           Jeffery                      CA         181           14    $54,500.00       3/12/98            $436,000.00

8452641           16 Blue Oak Court            01         175            1   $545,000.00                                14
Novato            94949                         6        9.75           90    $53,816.25        4/1/13        2        725


2630166           Leguidleguid                 CA         181           14    $42,750.00       3/20/98            $228,000.00
                  4548 Oakdale Street          02         175            1   $285,000.00                                43
8410730
Union City        94587                         7       11.75           95    $42,413.64        4/1/13        2        684

2630277           Cartier                      CA         181           14    $25,000.00       2/23/98            $227,150.00

8401911           1455 Woodacre Trail          01         174            1   $330,000.00                                39
                                                                        77
Santa Rosa        95401                         7        9.75                 $24,669.63        3/1/13        2        742




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2630506           Powell                       UT         181           04    $24,500.00        4/1/98            $135,200.00

8463051           3104 East High Danish Road   02         176            1   $169,000.00                                38
Sandy             84093                         6                       95    $24,298.07                      2        676
                                                        11.85                                   5/1/13

2632367           Rucker                       CA         181           14    $48,450.00        4/7/98            $258,400.00

8500548           321 Calle Felicidad          01         176            1   $323,000.00                                38
San Clememte      92672                         7        9.75           95    $48,358.44        5/1/13        2        689

2632431           Greene                       WA         181           14    $38,000.00        4/9/98             $74,502.00

8400400           6491 South Central Avenue    02         176            1   $129,500.00                                39

Clinton           98236                         7        10.5           87    $37,938.73        5/1/13        2        678

2632435           Losea                        CA         181           09    $47,600.00        4/9/98            $195,400.00

8526287           5900 Whalers Cove Court      01         176            1   $270,000.00                                39
Elk Grove         95758                         7       11.25           90    $47,534.77        5/1/13        2        681


2632437           Tamayo                       CA         181           14    $42,200.00        4/7/98            $245,800.00
8491763           396 Circulo Real             01         176            1   $320,000.00                                33

Santa Rosa        95403                         7      10.625           90    $42,113.51        5/1/13        2        706

2632943           Forbes                       CA         181           14    $13,200.00        4/8/98            $105,600.00

8388134           14960 Blackburn Road         01         176            1   $132,000.00                                33
Riverside         92503                         7                       90    $13,091.08        5/1/13        2        714
                                                         14.4

2633292           Knox                         CO         181        RFC01    $14,600.00       4/22/98            $116,800.00
                                               01
8467334           602 Barberry Drive                      176            1   $146,000.00                                38
Longmont          80503                         7        9.65           90    $14,571.82        5/1/13        2        764

2633607           Deaton                       OR         120           14    $20,000.00       4/14/98            $116,250.00

8382392           4410 Pearl Street            02         115            1   $150,000.00                                41

Eugene            97405                         5      12.525           91    $19,657.21       4/21/08        2        667

2633815           Broyles                      CA         181           14    $36,000.00       4/20/98            $135,000.00

8388142           512 Muriel Lane              02         176            1   $190,000.00                                40
Escondido         92025                         7      10.875           90    $35,946.48        5/1/13        2        657


2633836           McBrayer                     MN         181           14    $23,000.00       4/16/98            $227,150.00
8482572           13760 Greenwood Trail        01         176            1   $325,000.00                                46

Stillwater        55082                         7         9.2           77    $22,763.70        5/1/13        2        744

2634079           Clark                        WA         181           14    $25,000.00       4/16/98            $153,683.00

8475824           6818 72nd St. NE             02         176            1   $179,000.00                                28
Marysville        98270                         7         8.9          100    $24,944.06        5/1/13        2        772


2634438           Herrmann                     GA         181           14    $13,500.00       4/16/98            $152,100.00
                  3937 Brintons Mill           02         176            1   $169,000.00                                39
8482333
Marietta          30062                         7       12.25           98    $13,485.16        5/1/13        2        687

2634695           Hernandez                    CA         181           14    $14,400.00       5/11/98             $89,448.00

8483505           1460 West Poplar Street      02         177            1   $110,000.00                                39
                                                                        95
Stockton          95203                         6       11.95                 $13,667.00        6/1/13        2        705




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2634754           Arnold                       AZ         181           14    $23,892.00       3/31/98             $98,658.00

0                 4955 North Desert View       02         175            1   $129,000.00                                32
Apache Junction   85220                         6                       95    $23,647.82                      2        667
                                                        11.99                                   4/6/13

2634999           Stone                        OR         181           14    $18,900.00       4/21/98            $151,600.00

8473944           1595 Southwest 2nd Court     01         176            1   $189,500.00                                36
Gresham           97080                         6         9.7           90    $18,504.96        5/1/13        2        728

2635049           Bynum                        CA         181           14    $28,650.00       4/16/98            $225,000.00

8530206           4351 Faculty Avenue          01         176            1   $300,000.00                                35

Long Beach        90808                         6      10.125           85    $28,373.18        5/1/13        2        771

2635066           Lyons                        CA         181           14    $21,000.00       6/24/98            $172,000.00

8499220           1112 Peach Street            01         178            1   $215,000.00                                45
Alameda           94501                         6      10.425           90    $20,902.13        7/1/13        2        715


2635296           HERZOG                       CA         181           09    $10,000.00       4/23/98            $218,000.00
8372179           3581 Myrtle Street           01         176            1   $275,000.00                                30

Irvine            92606                         7       10.45           83     $9,983.72        5/1/13        2        756

2635300           Belmontez                    CA         181           14    $41,250.00       4/15/98            $206,250.00

8430183           654 Del Mar Avenue           01         176            1   $275,000.00                                41
Chula Vista       91910                         6                       90    $40,851.43        5/1/13        2        724
                                                       10.125

2635529           Libby                        CA         122           14    $15,000.00       4/17/98            $158,617.00
                                               02
8372013           22741 Cascade Drive                     117            1   $184,000.00                                41
Canyon Lake       92587                         5       13.25           95    $14,816.32        6/1/08        2        652

2635745           ROWAN                        CO         121        RFC01    $41,700.00        5/5/98            $138,760.88

8461717           55 Wright Court              02         117            1   $190,000.00                                44

Jefferson         80228                         5       10.75           95    $41,109.81        6/1/08        2        711

2636124           Taylor                       VA         181           14    $20,550.00       4/27/98            $147,000.00

8386575           9 Woodlawn Terrace           01         176            1   $187,000.00                                37
Fredericksburg    22405                         7        10.7           90    $20,388.51        5/1/13        2        649


2636148           Teske                        CA         181           14    $38,700.00       4/22/98            $206,400.00
8498081           17877 Bay Street             01         176            1   $258,000.00                                27

Fountain Valley   92708                         6      10.375           95    $37,418.38        5/1/13        2        755

2636496           Braynin                      CA         181           14    $60,000.00       4/17/98            $517,800.00

8388662           5875 Scenic Meadow Lane      01         176            1   $647,500.00                                48
San Jose          95135                         7          10           90    $59,892.47        5/1/13        2        717


2636524           Harper                       CA         182           14    $50,000.00       4/28/98            $320,000.00
                  8870 St. Helena Road         01         177            1   $475,000.00                                47
8373227
Santa Rosa        95404                         7       11.47           78    $49,951.29        6/1/13        2        680

2636641           Hook                         CA         181           14    $34,700.00       3/11/98            $277,600.00

8464307           6 Banbridge Place            01         175            1   $347,000.00                                29
                                                                        90
Pleasant Hill     94523                         6        9.75                 $34,264.67        4/1/13        2        782




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2636845           Gardner                      CA         181           14    $15,600.00       3/10/98            $125,200.00

8469884           75 Minot Avenue              01         175            1   $156,500.00                                36
Chula Vista       91910                         6                       90    $15,412.09                      2        705
                                                         10.2                                   4/1/13

2636954           Merritt                      CA         181           14    $22,350.00       4/16/98            $119,200.00

8373938           1220 Sutter Lane             01         176            1   $149,000.00                                20
San Marcos        92069                         6       10.65           95    $21,235.68        5/1/13        2        698

2637205           Mytinger                     OR         181           14    $68,500.00       5/12/98            $205,500.00

8459133           1695 Ross Lane               02         177            1   $274,000.00                                46

Medford           97501                         7       11.25          100    $68,429.98        6/1/13        2        685

2637314           Coughlin                     WA         181           14    $32,600.00       4/24/98            $130,400.00

8452187           26801 NorthEast Anderson     02         176            1   $163,000.00                                33
Duvall            98019                         7      11.775          100    $31,899.56        5/1/13        2        766


2637662           Chiostri                     MD         181           14    $45,300.00       4/30/98            $241,650.00
8498347           6361 Soft Thunder Trail      01         176            1   $307,000.00                                44

Columbia          21045                         7         9.5           94    $45,209.79        5/1/13        2        731

2637686           Mahoney Jr                   VA         181           09    $49,500.00       5/28/98            $263,565.94

8501215           47108 Kentwell Place         01         177            1   $330,400.00                                36
Sterling          20165                         6                       95    $49,254.62        6/1/13        2        775
                                                         9.75

2638030           Yamane                       CA         181           14    $35,000.00        5/1/98            $204,000.00
                                               02
8395949           17332 Wild Rose Lane                    177            1   $241,000.00                                32
Huntington Beach  92649                         6       11.82          100    $34,373.10        6/1/13        2        703

2638121           Fregosi                      CA         181           14    $23,000.00        4/1/98            $227,150.00

8367351           831 Washington Avenue        02         176            1   $310,000.00                                33

Sunnyvale         94086                         6        11.2           81    $22,798.63        5/1/13        2        653

2638656           Moore                        GA         181           14    $45,000.00       4/27/98            $111,000.00

8467581           4989 Willow Creek Drive      02         176            1   $160,000.00                                25
Woodstock         30188                         6       10.95           98    $44,596.79        5/1/13        2        680


2638712           Maier                        OR         180           14    $26,100.00       12/5/97            $130,500.00
8482275           6214 NorthEast Alameda       01         171            1   $174,000.00                                38

Portland          97213                         6       10.75           90    $25,551.84      12/12/12        2        684

2638788           Supnet                       HI         181           14    $42,900.00        5/5/98            $147,000.00

8413536           927 Uakanikoo Street         02         177            1   $211,000.00                                43
Wahiawa           96786                         7         9.7           90    $42,838.80        6/1/13        2        745


2639429           Hardouin                     MD         181           09    $23,050.00        3/6/98            $184,600.00
                  2235 Community Drive         01         175            1   $230,780.00                                43
8478901
Waldorf           20602                         7         9.9           90    $22,997.04        4/1/13        2        737

2639606           Duvall                       MD         181           14    $53,250.00       3/26/98            $124,250.00

8477127           1120 Wanda Lane              01         175            1   $177,500.00                                40
                                                                       100
Mechanicsville    20659                         7       10.87                 $53,150.55        4/1/13        2        687




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2640158           Benard                       MD         181           14    $32,250.00       3/31/98            $258,350.00

8467565           6070 Avalon Drive            01         175            1   $322,942.50                                19
Elkridge          21075                         7                       90    $32,167.15                      2        721
                                                         9.37                                   4/1/13

2640188           Danna                        OR         181           14    $40,700.00       4/15/98            $222,999.00

8433708           14609 SouthEast Megan Way    02         176            1   $293,000.00                                49
Clackamas         97015                         6       10.05           90    $40,304.07        5/1/13        2        713

2640234           Pember                       CT          61           14    $35,000.00       4/27/98            $162,000.00

8369241           115  Wepawaug DR             02          56            1   $215,000.00                                39

Milford           06460                         4      12.975           92    $33,302.83        5/1/03        2        644

2640264           Griffin                      CA         181           14    $37,000.00      12/18/97            $109,000.00

8376139           13812 Barney Circle          01         172            1   $163,000.00                                43
Garden Grove      92843                         6      11.375           90    $36,350.25        1/1/13        2        678


2640283           Sanchez                      CA         181           14    $27,400.00        5/6/98            $219,900.00
8395154           8435 Jennet Street           01         177            1   $274,900.00                                45

Rancho Cucamonga  91701                         7      10.325           90    $27,365.79        6/1/13        2        697

2640556           Nguyen                       CA         181           14    $43,000.00        5/5/98            $344,000.00

8535007           2326 Shade Tree Lane         01         177            1   $430,000.00                                44
San Jose          95131                         7                       90    $42,952.28        6/1/13        2        653
                                                       10.875

2640557           Leal                         CA         181           14    $50,000.00       4/14/98            $250,000.00
                                               01
8480808           10709 Culbertson Drive                  176            1   $340,000.00                                45
Cupertino         95014                         6          10           89    $49,511.38        5/1/13        2        665

2640566           Brennan                      CA         181           14    $38,600.00       4/17/98            $309,500.00

8436842           2230 Central Park Drive      01         176            1   $386,923.00                                37

Sanjose           95124                         6        9.75           90    $38,011.70        5/1/13        2        742

2640607           Neuvirth                     CA         181           14    $30,850.00        5/5/98            $246,800.00

8519035           2190 North Altadena Drive    01         177            1   $308,500.00                                37
Pasadena          91107                         6        11.1           90    $30,646.47        6/1/13        2        662


2641248           Walker                       CA         181        RFC01    $17,950.00       3/20/98            $143,600.00
8439499           4378 Golf Drive              01         175            1   $179,500.00                                35

Livermore         94550                         6       9.375           90    $17,717.11        4/1/13        2        776

2641364           Goldhirsch                   AZ         181           09    $27,500.00       5/12/98            $146,250.00

8527210           297 South Cobblestone        01         177            1   $195,000.00                                23
Gilbert           85296                         6       9.125           90    $27,194.28        6/1/13        2        792


2641556           Sahley                       CA         181           14    $29,100.00       4/30/98            $232,800.00
                  3745 East Ashwood Avenue     01         176            1   $291,000.00                                30
8374258
Los Angeles       90241                         7      10.875           90    $29,056.77        5/1/13        2        735

2641570           Neilsen                      CA         181           14    $27,000.00       4/26/98            $227,150.00

8489676           1725 Van Buren Street        01         176            1   $320,000.00                                46
                                                                        80
San Mateo         94403                         7       9.625                 $26,734.42        5/1/13        2        707




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2641573           Tittle                       CA         181           14    $10,000.00       4/10/98            $169,900.00

8388670           832 Rose Avenue              01         176            1   $204,000.00                                46
Los Angeles       90291                         6                       89     $7,963.75                      2        710
                                                        9.875                                   5/1/13

2641613           Montana                      CA         181           09    $40,500.00       4/23/98            $202,500.00

8444499           200 Ellsworth Street         01         176            1   $270,000.00                                42
San Francisco     94110                         6      11.875           90    $40,081.61        5/1/13        2        662

2641695           Kato                         HI         181           09   $111,800.00       5/16/98            $102,592.00

8462772           94-1059 Kaaholo Street       02         177            1   $268,000.00                                44

Waipahu           96797                         6        9.15           80   $110,862.73        6/1/13        2        737

2641704           Ek                           CA         181           14    $66,150.00       4/23/98            $352,800.00

8374514           924 South Dodson Avenue      01         176            1   $441,000.00                                25
Los Angeles       90732                         7       10.25           95    $66,037.61        5/1/13        2        706


2641927           Karwoski                     PA         181           14    $31,650.00       3/26/98            $190,800.00
8463937           1492  Link DR                02         175            1   $238,500.00                                39

Bethel Township   19061                         6       10.95           94    $31,366.41        4/1/13        2        696

2642089           Rotolo                       CA         181           14    $15,200.00        7/7/98            $267,200.00

8526238           5731 Lathrop Drive           01         179            1   $334,000.00                                38
San Jose          95123                         6                       85    $15,156.44        8/1/13        2        701
                                                         9.25

2642221           BROWN                        CA         181           14    $35,000.00       7/24/98            $200,000.00
                                               02
8521841           6020 East Wardlow Road                  179            1   $260,000.00                                44
Long Beach        90808                         6      11.875           91    $34,929.10        8/1/13        2        692

2642292           Jensen                       CA         181           14    $47,500.00        4/2/98            $173,000.00

8453599           803 Chert Place              01         176            1   $245,000.00                                44

Clayton           94517                         6       9.875           90    $47,030.51        5/1/13        2        743

2642477           Nubbe                        AL         181           14    $17,800.00       4/30/98             $94,954.81

8477192           706 Desoto Road              01         176            1   $118,900.00                                41
Huntsville        35801                         6         8.5           95    $17,600.56        5/1/13        2        732


2642480           Bodenheimer                  CA         181           14    $38,500.00       5/13/98            $227,000.00
8486219           1783 Wyrick Avenue           01         177            1   $295,000.00                                33

San Jose          95124                         7        10.4           90    $38,468.60        6/1/13        2        765

2642774           Barron                       CA         181           09    $31,400.00       5/20/98            $251,950.00

8459737           1368 Coppa Court             01         177            1   $314,972.00                                35
San Leandro       94578                         7        10.7           90    $31,376.00        6/1/13        2        706


2642822           Littlefield                  CA         181           14    $19,000.00       4/28/98            $116,250.00
                  390 Golden Gate Drive        01         176            1   $156,500.00                                33
8425654
Carlotta          95528                         6       11.25           87    $18,834.40        5/1/13        2        663

2642824           Cabebe                       CA         181           14    $10,000.00       4/27/98            $357,200.00

8542003           2160 Commdore Drive          01         176            1   $446,500.00                                33
                                                                        83
San Jose          95133                         6        9.75                  $9,900.03        5/1/13        2        747




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2643170           Reddell                      CA         181           14    $36,000.00       5/15/98            $142,988.00

8534075           2025 Olive Avenue            01         177            1   $179,000.00                                41
San Jose          95128                         7                      100    $35,763.22                      2        713
                                                         11.5                                   6/1/13

2643175           Strangis                     CA         181           14    $55,100.00        5/5/98            $294,000.00

8458077           6381 Blackberry Court        01         177            1   $367,502.00                                41
Gilroy            95020                         7           9           95    $55,009.02        6/1/13        2        675

2643275           Lapinel                      VA         181           09    $60,750.00       4/24/98            $324,000.00

8475873           114 Sea Breeze Lane          01         176            1   $405,000.00                                43

Suffolk           23435                         7       10.47           95    $60,651.49        5/1/13        2        742

2643340           Cridebring                   CA         181           14    $19,500.00       5/19/98            $156,000.00

8477036           130 Cynthia Drive            01         177            1   $195,000.00                                45
Pleasant Hill     94523                         6       9.625           90    $19,352.75        6/1/13        2        754


2643342           Dunn, Jr                     MA         181           14    $45,000.00       5/27/98            $112,034.00
8528150           35 Louis Road                02         177            1   $176,000.00                                30

Attleboro         02703                         6       9.625           90    $44,660.21        6/1/13        2        762

2643385           Greco                        VA         181           14    $81,750.00       5/29/98            $436,000.00

8421547           1524 Nightshade Court        01         177            1   $545,000.00                                33
Vienna            22182                         7                       95    $81,664.10        6/1/13        2        700
                                                       11.125

2643425           Stalcup                      CA         181           09    $52,800.00        5/4/98            $227,150.00
                                               01
8383242           207  Maui CT                            177            1   $356,000.00                                51
San Ramon         94583                         7      10.325           79     $5,108.00        6/1/13        2        779

2643446           Gadoury                      FL         181           09    $34,500.00        5/8/98            $235,000.00

8389512           17596  Deer Isle CIR         02         177            1   $317,500.00                                40

Winter Garden     34787                         6       9.875           85    $34,245.33        6/1/13        2        654

2643502           Gupta                        CA         181           14    $23,600.00        6/2/98            $198,750.00

8487704           671 Stanford Avenue          01         178            1   $265,000.00                                45
Redwood City      94063                         7      11.375           84    $23,382.51        7/1/13        2        656


2644072           Altolaguirre                 GA         181           14    $25,000.00       5/20/98            $215,000.00
8471005           4341 Lake Forrest Court      02         177            1   $300,000.00                                20

Atlanta           30342                         7         9.5           80    $24,782.53        6/1/13        2        734

2644468           Snell                        VA         181           14    $61,700.00       5/29/98            $329,200.00

8470510           1653 Spring House Trail      01         177            1   $411,500.00                                38
Virginia Beach    23455                         7          11           95    $61,633.38        6/1/13        2        706


2644471           Clark                        NJ         181           14    $27,300.00       5/22/98            $219,100.00
                  105 North Spruce Street      01         177            1   $273,900.00                                36
8463416
Ramsey            07446                         6         9.5           90    $27,020.92        6/1/13        2        791

2644620           Woessner                     CA         181           14    $31,000.00        5/8/98            $124,000.00

8464158           2828  Canterbury CIR         01         177            1   $155,000.00                                35
                                                                       100
El Dorado Hills   95762                         6      12.375                 $30,818.53        6/1/13        2        680




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2644636           Brakenhoff                   NM         181           14    $29,800.00        5/8/98            $109,689.00

8389157           8120  Westover Pl Nw         02         177            1   $155,000.00                                39
Albuquerque       87120                         6                       90    $29,587.39                      2        708
                                                        10.25                                   6/1/13

2644681           Wilson                       CA         181           14    $45,750.00       5/26/98            $106,750.00

8526337           868 South Lucerne            01         177            1   $152,500.00                                36
Los Angeles       90005                         6       10.75          100    $45,438.26        6/1/13        2        750

2644687           Cherry                       VA         181           09    $40,000.00       5/21/98            $200,400.00

8525214           6225 Point Court             01         177            1   $271,000.00                                40

Centreville       22020                         7           9           89    $39,956.14        6/1/13        2        770

2644850           Crain                        NH         181           04    $21,500.00       5/22/98            $172,000.00

8496341           116 Hawthorne Village Road   01         177            1   $215,000.00                                22
Nashua            03062                         6         8.9           90    $21,442.67        6/1/13        2        754


2644947           Sisson                       VA         181           09    $27,000.00       4/24/98            $216,000.00
8389371           11608 Springhouse Place      02         176            1   $270,000.00                                37

Reston            22094                         7        8.75           90    $26,937.18        5/1/13        2        664

2644982           Terchek                      MD         181           14    $27,900.00       5/13/98            $237,150.00

8464315           9001 Montgomery Avenue       01         177            1   $279,000.00                                34
Chevy Chase       20815                         7                       95    $27,681.75        6/1/13        2        777
                                                         9.85

2645008           Hamilton                     CA         181           14    $37,200.00       5/21/98            $198,800.00
                                               01
8453292           2229 East Chesterton                    177            1   $248,500.00                                44
Simi Valley       93065                         7       10.95           95    $37,159.40        6/1/13        2        690

2645039           Abbott                       CT         181           14    $29,000.00       7/20/98            $493,000.00

8518458           39 Dabney Road               01         179            1   $580,000.00                                43

New Canaan        06840                         7       11.02           90    $28,989.71        8/1/13        2        744

2645040           Zimmerman                    GA         181           09    $58,750.00       5/22/98            $176,250.00

8491912           2160 Fairfax Drive           02         177            1   $235,000.00                                30
Alpharetta        30201                         7       11.45          100    $58,692.49        6/1/13        2        693


2645052           Swan                         CA         121           09    $72,000.00       5/21/98            $384,800.00
8455172           5959 Woodland View Drive     01         117            1   $481,000.00                                44

Woodland Hills    91367                         5      10.325           95    $70,955.90        6/1/08        2        689

2645193           McGough                      PA         180           14    $23,340.00       5/22/98            $186,500.00

8463945           545 McCarthy Drive           01         176            1   $233,400.00                                37
Doylestown        18925                         6        10.6           90    $23,178.74       5/22/13        2        717


2645273           Hizeman                      CA         181           14    $26,900.00       5/13/98            $215,900.00
                  9871 Silver Strand Drive     01         177            1   $269,900.00                                29
8410367
Huntington Beach  92646                         6       10.25           90    $26,607.23        6/1/13        2        685

2645560           Lee                          NV         181           09    $26,950.00       6/10/98            $227,150.00

8473993           76 Teton Pines Drive         01         178            1   $328,397.00                                35
                                                                        78
Henderson         89014                         6          10                 $26,819.40        7/1/13        2        741




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2646316           Finkle                       VA         181        RFC01    $27,000.00       4/29/98            $144,000.00

8448458           12517 North Lake Court       01         176            1   $180,000.00                                28
Fairfax           22033                         7                       95    $26,947.62                      2        733
                                                        9.625                                   5/1/13

2646417           Batholdy                     CA         181           09    $10,000.00       4/10/98            $122,800.00

8402992           103 Furber Lane              01         176            1   $156,000.00                                32
Cloverdale        95425                         6        9.85           86     $9,900.96        5/1/13        2        728

2646500           Nicol                        CA         181           14    $23,700.00       4/27/98            $190,000.00

8394355           1128 Hyland Drive            01         176            1   $239,000.00                                40

Santa Rosa        95404                         6        9.85           90    $23,457.98        5/1/13        2        769

2646501           Shultis                      MD         181           14    $18,100.00       3/20/98            $136,000.00

8395410           2912 Blueridge Avenue        02         175            1   $170,000.00                                23
Wheaton           20902                         7       10.45           91    $18,062.22        4/1/13        2        768


2646708           Casella                      CA         181           14    $70,000.00       4/28/98            $227,000.00
8477796           437 East Bay Street          02         176            1   $370,000.00                                35

Costa Mesa        92627                         7      11.625           81    $69,911.68        5/1/13        2        693

2646796           Ball                         CA         180           09    $65,000.00        4/3/98            $257,000.00

8431017           540 South Londerry Lane      02         175            1   $334,000.00                                36
Anaheim           92807                         7                       97    $64,916.02        4/8/13        2        684
                                                        12.55

2646814           Keenan                       CA         181           14   $240,000.00       2/23/98            $372,000.00
                                               01
8417354           15946 Linda Avenue                      174            1   $775,000.00                                42
Los Gatos         95032                         7        10.5           79   $237,997.78        3/1/13        2        682

2646861           Benson                       CA         181           14    $50,000.00       5/11/98            $200,000.00

8460362           15672  Elko CT               01         177            1   $252,500.00                                45

San Leandro       94579                         7        11.5          100    $49,951.59        6/1/13        2        689

2646943           Zamora                       CA         181           14    $50,000.00       5/29/98            $169,338.00

8455180           5518 West 138th Street       02         177            1   $235,000.00                                43
Hawthorne         90250                         6        12.5           94    $49,710.71        6/1/13        2        644


2647369           Hurt                         CA         181           14    $50,000.00       6/22/98            $158,017.00
8480550           5153 Sam Simeon Drive        02         178            1   $310,000.00                                50

Santa Barbara     93111                         7       11.77           68    $49,810.94        7/1/13        2        650

2647377           Macapinlac                   CA         181           14    $10,000.00       4/27/98            $260,000.00

8521098           35150 Arbordale Court        01         176            1   $325,000.00                                21
Fremont           94536                         7       10.25           84     $9,983.01        5/1/13        2        720


2647390           Saar                         MI         180           14    $35,000.00        6/5/98             $74,991.00
                  1600 East Camden Road        02         177            1   $125,000.00                                40
8479917
Camden            49232                         6        9.97           88    $34,743.31       6/10/13        2        676

2647435           Summers                      CA         181           14    $50,000.00       5/29/98            $150,000.00

8457665           36188 Douglas Road           02         177            1   $330,000.00                                50
                                                                        61
Coarsegold        93614                         7          11                 $49,946.02        6/1/13        2        689




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2647436           Roisum                       WA         181           14    $23,100.00        6/8/98            $151,375.00

8474173           8212 48th Street Court       02         178            1   $194,000.00                                44
University Place  98467                         7                       90    $23,078.12                      2        726
                                                          9.7                                   7/1/13

2647470           Prabhavalkar                 CA         181           14    $30,500.00       4/14/98            $244,000.00

8436719           35754 Gissing Place          01         176            1   $305,000.00                                38
Fremont           94536                         6          10           90    $30,201.92        5/1/13        2        732

2647562           Smith                        CA         181           14    $25,000.00        6/3/98            $227,150.00

8500787           138 East Rincon Avenue       01         178            1   $287,500.00                                43

Campbell          95008                         7       9.825           88    $24,976.94        7/1/13        2        758

2647598           Kaplan                       CA         182           16    $21,150.00       5/28/98            $112,800.00

8492241           1200 Capitola Road           01         178            1   $141,000.00                                35
Santa Cruz        95062                         7       12.35           95    $21,138.74        7/1/13        2        665


2647616           Wolf                         CA         181           09    $39,450.00       5/20/98            $211,050.00
8480865           313 North Adella Lane        01         177            1   $263,865.00                                40

Placentia         92870                         6        9.25           95    $39,141.86        6/1/13        2        750

2647620           McMillan                     AZ         181           09   $120,000.00       5/28/98            $650,000.00

8535031           8700 North 64th Place        01         177            1   $980,000.00                                39
Paradise Valley   85253                         7                       79   $114,020.91        6/1/13        2        697
                                                        9.875

2647725           Headlund                     CA         181           14    $78,000.00       3/10/98            $182,000.00
                                               01
8464190           17792 Christie Drive                    175            1   $260,000.00                                45
Yorba Linda       92886                         6        11.8          100    $77,188.61        4/1/13        2        719

2647726           Ceballos                     CA         181           14    $15,000.00       5/11/98             $80,000.00

8453631           327 W Holly ST               02         177            1   $105,000.00                                41

Rialto            92376                         6       10.25           91    $14,873.30        6/1/13        2        670

2647794           Herms                        NJ         181           14    $49,350.00       7/16/98            $263,000.00

8491615           221 Woodcliff Boulevard      01         179            1   $328,794.79                                33
Morganville       07751                         7      11.125           95    $49,332.88        8/1/13        2        732


2648014           Sarina                       CA         181           14    $62,200.00        5/6/98            $331,550.00
8402760           505 West Avenida De Los      01         177            1   $440,000.00                                35

San Clemente      92672                         7        11.3           90    $62,137.09        6/1/13        2        716

2648050           Peters                       CA         181           14    $14,000.00       4/21/98             $71,500.00

8405839           3866 Kappa Court             01         176            1    $90,000.00                                47
Cottonwood        96022                         6       10.85           95    $13,873.39        5/1/13        2        755


2648072           Monreal                      CA         181           14    $30,000.00       4/10/98            $217,000.00
                  3326 Whitman Way             01         176            1   $290,000.00                                48
8405797
San Jose          95132                         6       11.85           86    $29,752.73        5/1/13        2        673

2648083           Graham                       CA         181           09    $45,700.00       4/13/98            $244,000.00

8405805           139 Windsor Drive            01         176            1   $305,000.00                                38
                                                                        95
Petaluma          94952                         6       10.35                 $45,267.37        5/1/13        2        726




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2648087           Neill                        CA         181           15    $52,000.00       4/24/98            $416,000.00

8402885           1985 & 1987 Palmerston       01         176            1   $520,000.00                                35
Los Angeles       90027                         6                       90    $51,640.72                      2        715
                                                         10.6                                   5/1/13

2648119           Competiello                  NY         181           14    $90,700.00       5/22/98            $366,293.00

8488462           601 Ocean Terrace            02         177            1   $510,000.00                                32
Staten Island     10301                         6       11.75           90    $90,058.06        6/1/13        2        672

2648178           Clark                        WA         181           09    $22,300.00        5/8/98            $178,400.00

8461493           849 15th Court               02         177            1   $223,000.00                                34

Mukilteo          98275                         7         9.6           90    $22,267.52        6/1/13        2        762

2648185           Bias                         CA         181           14    $40,700.00       5/15/98            $162,800.00

8496911           2136 East Baseline Road      01         177            1   $203,500.00                                28
Glendora          91740                         6        9.75          100    $40,396.10        6/1/13        2        725


2648268           Fox                          MI         180           14    $15,000.00        6/5/98            $111,509.00
8482325           141 Cedar Street             02         177            1   $151,000.00                                24

Ortonville        48462                         6       11.82           84    $14,863.84       6/10/13        2        624

2648341           Sweet                        CO         181           09    $48,900.00       6/30/98            $260,700.00

8476780           4080 New Haven Court         01         178            1   $326,000.00                                38
Boulder           80304                         7                       95    $48,854.18        7/1/13        2        727
                                                         9.75

2648349           Nordstrom                    NJ         180           14    $23,000.00       5/18/98            $105,958.00
                                               02
8525867           632 Laurita Street                      176            1   $150,000.00                                49
Westfield         07036                         7      13.125           86    $22,989.70       5/22/13        2        638

2648352           Waples                       PA         180           14    $15,000.00       6/24/98                  $0.00

8494700           5109 Cedar Avenue            02         177            1    $35,000.00                                14

Philadelphia      19143                         6        8.82           43    $14,919.33       6/29/13        1        669

2648419           Davies                       DE         181           14    $31,200.00       5/27/98            $124,800.00

8408205           1908  Floral DR              01         177            1   $156,000.00                                45
Wilmington        19810                         6       11.75          100    $30,841.79        6/1/13        2        741


2648438           Carter                       CA         181           14    $12,000.00        6/2/98            $130,370.00
8470601           1210 Pembroke Way            02         178            1   $150,000.00                                45

Dixon             95620                         6          11           95    $11,946.98        7/1/13        2        723

2648537           Lueckert                     CA         181           14    $42,500.00        6/2/98            $127,500.00

8488009           8058 Glen Creek Way          02         178            1   $170,000.00                                27
Citrus Heights    95610                         7      10.875          100    $42,468.72        7/1/13        2        711


2648539           Treichler                    CA         181           09    $23,400.00       5/29/98            $187,200.00
                  25619 Wordsworth Lane        01         177            1   $234,000.00                                36
8477390
Stevenson Ranch   91381                         6      10.125           90    $23,173.87        6/1/13        2        723

2648628           Hayashibara                  CA         182           14    $23,000.00       4/30/98            $227,150.00

8409419           3761 Rosewood Avenue         01         177            1   $332,000.00                                23
                                                                        76
Los Angeles       90066                         6        9.35                 $22,821.98        6/1/13        2        762




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2648743           Lucey                        CT         180           14   $200,000.00        6/1/98           $1,000,000.0

8493264           7 Meadow Lane                01         177            1 $2,250,000.00                                30
Greenwich         06830                         7                       54   $199,717.79                      2        756
                                                         9.75                                   6/1/13

2648782           McQueen                      FL         181           14    $51,750.00       6/29/98            $276,000.00

8478844           930 40th Avenue North        01         178            1   $355,000.00                                39
St. Petersburg    33703                         7          11           93    $50,186.97        7/1/13        2        680

2648797           Zader                        OH         181           14    $19,600.00       4/30/98            $156,600.00

8411134           307 Blandford                01         176            1   $196,000.00                                32

Worthington       43085                         7         9.8           90    $19,535.34        5/1/13        2        728

2648846           Rosinski                     CA         181           09    $62,103.00        6/2/98            $331,200.00

8479891           722 North Pond Court         01         178            1   $414,025.00                                44
Lafayette         94549                         7       10.25           95    $62,050.68        7/1/13        2        747


2648866           Charron                      MO         181           09    $28,200.00       6/18/98            $225,600.00
8488751           16960 Heather Lane           01         178            1   $282,000.00                                43

Belton            64012                         7       10.27           90    $28,176.34        7/1/13        2        754

2648900           Kearney                      CA         181           09    $55,000.00       6/16/98            $293,700.00

8474462           951 Calle Verde              01         178            1   $367,500.00                                27
Martinez          94553                         7                       95    $54,750.41        7/1/13        2        781
                                                        10.52

2649333           Downey                       CA         181           09    $35,200.00       5/29/98            $281,600.00
                                               01
8501587           5109 East Greensboro Lane               177            1   $352,000.00                                33
Anaheim           92807                         7      10.125           90    $34,888.38        6/1/13        2        725

2649365           Bukhalo                      CO         181           15    $45,000.00       5/29/98            $168,750.00

8412835           6722 & 6724 Hampton Drive    01         177            1   $225,000.00                                51

Colorado Springs  80918                         7        10.5           95    $44,945.89        6/1/13        2        745

2649379           Galgani                      CA         181        RFC01    $41,200.00       5/26/98            $220,000.00

8452898           1331  Phelps AVE             01         177            1   $275,000.00                                38
San Jose          95117                         6      12.125           95    $40,953.03        6/1/13        2        678


2649532           Hume                         GA         181           14    $17,650.00       7/24/98             $94,300.00
8492167           1860 Skyline Drive           01         179            1   $117,900.00                                41

Cumming           30041                         7       10.75           95    $17,643.35        8/1/13        2        713

2649608           Pradhan                      CA         181           09    $29,450.00        6/4/98            $235,600.00

8484511           10316 La Hacienda Avenue     01         178            1   $295,000.00                                35
Placentia         92870                         6        9.75           90    $29,303.99        7/1/13        2        756


2649609           Combs                        CA         181           14    $27,400.00        6/4/98            $219,200.00
                  1306 North Myers Street      01         178            1   $274,000.00                                43
8497752
Burbank           91506                         7        10.5           90    $27,308.76        7/1/13        2        773

2649765           Kalasz                       FL         181           14    $10,000.00       4/23/98             $63,750.00

8464919           14 Almond Way                02         176            1    $85,000.00                                40
                                                                        87
Ocala             34472                         6        9.85                  $9,895.64        5/1/13        2        774




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2649821           Steininger                   PA         120           14    $15,000.00       6/15/98             $98,246.00

8471534           113 Mildred Lane             02         117            1   $125,000.00                                41
Aston             19014                         5                       91    $14,876.55                      2        626
                                                        13.02                                  6/19/08

2649858           Updegraff                    CA         181           14    $10,700.00        6/5/98            $173,281.00

8471591           4906 Moonshadow Court        02         178            1   $235,000.00                                28
Rocklin           95677                         6        8.85           79     $3,422.93        7/1/13        2        770

2649977           Stine                        MO         181           14    $10,000.00        7/2/98             $60,000.00

8530198           19116 East 30th Terrace      02         179            1    $75,000.00                                31

Independence      64057                         6      10.327           94     $9,976.59        8/1/13        2        721

2650140           Rapoza                       CA         181           14    $20,000.00        6/9/98            $168,750.00

8475030           291 Cecelio Way              02         178            1   $225,000.00                                38
Tracy             95376                         7      11.075           84    $19,833.33        7/1/13        2        712


2650161           Luzzo                        MA         181           09    $44,200.00       7/15/98            $354,000.00
8489742           14 Puritan Avenue            01         179            1   $442,595.00                                38

North Andover     01845                         7        10.2           90    $44,181.26        8/1/13        2        694

2650209           Hoganson                     CO         181           14    $27,900.00       4/30/98            $172,062.00

8486011           9128 S Roadrunner Dr.        02         176            1   $200,000.00                                30
Littleton         80126                         7                      100    $27,681.63        5/1/13        2        687
                                                         13.5

2650254           Mitchell                     TX         181           09    $13,000.00       5/22/98             $69,500.00
                                               01
8456824           4622 Trace Meadow                       177            1    $86,900.00                                23
Houston           77066                         7        10.5           95    $12,867.09        6/1/13        2        782

2650300           Hertz                        CA         181           14    $13,000.00       4/28/98            $227,000.00

8416182           155 Teralba Court            01         176            1   $315,000.00                                37

San Jose          95139                         6        9.85           77    $12,862.46        5/1/13        2        636

2650302           Elsbree                      DC         181           14    $50,000.00       6/29/98            $268,800.00

8473605           4627 49th Street NorthWest   01         178            1   $340,000.00                                33
Washington        20016                         7       11.25           94    $49,851.70        7/1/13        2        746


2650313           Troxler                      CA         181           14    $40,000.00        6/4/98            $584,000.00
8480006           825 Las Palmas Drive         02         178            1   $840,000.00                                41

Santa Barbara     93110                         6        9.75           75    $39,801.70        7/1/13        2        733

2650484           Scheper                      NJ         181           14    $68,300.00        6/8/98            $235,000.00

8499626           1 Dryden Road                01         178            1   $337,000.00                                31
Tewksbury         07979                         7       10.02           90       $410.21        7/1/13        2        680


2650495           Aieta                        CO         181           14    $72,000.00        7/9/98            $600,000.00
                  2420 Ginny Way               01         179            1   $755,000.00                                36
8494767
Lafayette         80026                         7        8.99           90    $71,960.58        8/1/13        2        742

2650510           Kelly                        CA         181           14    $40,000.00        7/2/98            $121,413.00

8493652           6062 Santa Barbara Avenue    02         179            1   $260,000.00                                33
                                                                        63
Garden Grove      92845                         6        9.75                 $40,000.00        8/8/13        2        687




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2650554           Lamperski, Jr.               CA         181           09    $45,300.00       5/20/98            $241,600.00

8464232           26107 San Remo Place         01         177            1   $302,000.00                                31
Mission Viejo     92692                         6                       95    $44,976.83                      2        777
                                                        10.25                                   6/1/13

2650567           Childress                    NC         181           14    $18,000.00       4/21/98             $79,180.00

8494338           26 Mayfair Drive             02         176            1   $123,300.00                                35
Candler           28715                         6      11.375           79    $17,657.94        5/1/13        2        655

2650589           Park                         CA         182           14    $48,000.00       6/30/98            $256,000.00

8494221           97 Cherry Blossom Drive      01         179            1   $320,000.00                                40

San Jose          95123                         7       11.25           95       $899.85        8/1/13        2        673

2650626           Sullivan                     CA         181           14    $27,900.00       6/11/98            $223,200.00

8484487           9510 Hatillo Avenue          01         178            1   $279,000.00                                20
Chatsworth        91311                         6      10.375           90    $27,769.38        7/1/13        2        705


2650629           Cole                         PA         180           14    $25,000.00       6/24/98
8494684           225 South Street             02         177            1    $31,000.00                                29

Athens            18810                         6       9.945           81    $24,939.38       6/29/13        1        661

2650638           Chastain                     GA         181           14    $18,500.00       3/31/98             $78,750.00

8471427           2070 Darby Road              02         175            1   $110,000.00                                26
Waleska           30183                         6                       89    $18,290.37        4/1/13        2        704
                                                       10.875

2650640           Watson                       GA         181           14    $15,000.00        4/9/98             $91,000.00
                                               02
8471419           35 Lister Place                         176            1   $185,000.00                                31
Hiram             30141                         6       10.25           58    $14,856.68        5/1/13        2        730

2650641           Thomas                       GA         181           09    $25,000.00       4/13/98             $99,775.00

8530768           532 Lexington Court          02         176            1   $150,000.00                                37

Lithia Springs    30122                         6      11.625           84    $24,789.57        5/1/13        2        691

2650699           Dewaele                      WA         181           14    $22,800.00       5/16/98             $85,500.00

8420184           3919 S 343rd ST              02         177            1   $114,000.00                                22
Auburn            98001                         6       11.25           95    $22,651.68        6/1/13        2        739


2650747           Kunis                        CA         181           14    $45,000.00       6/25/98            $225,000.00
8485203           6182 Ellerbrook Way          01         178            1   $300,000.00                                30

San Jose          95123                         6        8.75           90    $44,755.87        7/1/13        2        732

2650753           Sanchez                      CA         181           14    $37,500.00       5/27/98            $187,500.00

8480386           3352 Armadita Court          01         177            1   $250,000.00                                40
Bonita            91902                         6        10.5           90    $37,238.54        6/1/13        2        682


2650760           Singh                        CA         181           14    $43,300.00       5/19/98            $231,200.00
                  4528 Leonato Way             01         177            1   $289,000.00                                33
8419996
Fremont           94555                         7        10.3           95    $43,235.25        6/1/13        2        738

2650793           Van Hoomissen                CA         181           14    $44,400.00       6/10/98            $237,100.00

8481905           29492 Thackery Drive         01         178            1   $296,400.00                                39
                                                                        95
Laguna Niguel     92677                         6          10                 $44,184.87        7/1/13        2        746




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2650832           Williams                     CA         181           09    $30,000.00       5/28/98            $221,000.00

8453649           24401  Calle Torcido         02         177            1   $255,000.00                                30
Lake Forest       92630                         6                       99    $29,886.25                      2        675
                                                       12.625                                   6/1/13

2650931           Nguyen                       CA         181        RFC01    $35,000.00       6/22/98            $149,315.60

8477051           10164 Clear River Court      02         178            1   $190,000.00                                35
Fountain Valley   92708                         6       11.75           98    $34,855.82        7/1/13        2        760

2650932           Atiabi                       CA         181           14    $40,900.00       6/13/98            $204,350.00

8499014           5919 Farralone Avenue        01         178            1   $273,000.00                                46

Los Angeles       91367                         6       10.75           90    $40,715.03        7/1/13        2        697

2650974           Ewing                        FL         181           14    $20,000.00       3/24/98             $86,556.00

8443095           51 Westlee Lake              02         175            1   $111,000.00                                39
Palm Coast        32164                         6      13.625           96    $19,514.49        4/1/13        2        685


2650978           Beech                        CA         181           14    $24,300.00       6/11/98            $389,800.00
8477747           1935 North Oxford Avenue     01         178            1   $487,250.00                                41

Los Angeles       90027                         7       9.775           85    $24,277.33        7/1/13        2        772

2651167           Moschitto                    CA         181           14    $11,500.00       6/11/98             $92,000.00

8481871           2117 Del Rosa Drive          01         178            1   $115,000.00                                42
Ridgecrest        93555                         6                       90    $11,445.89        7/1/13        2        722
                                                         10.5

2651180           Bocca                        CA         181           14    $28,000.00        6/9/98            $224,000.00
                                               01
8480428           5888 Embee Drive                        178            1   $280,000.00                                30
San Jose          95123                         7       9.375           90    $27,871.22        7/1/13        2        776

2651184           Claxton                      CA         181        RFC01    $25,700.00       6/11/98            $205,600.00

8524159           19785 Deep Harbor Drive      01         178            1   $257,000.00                                37

Huntington Beach  92648                         6        11.5           90    $25,591.60        7/1/13        2        789

2651220           Kurata                       CA         181           14    $10,000.00       6/12/98            $200,000.00

8479248           5310 West 139th Street       01         178            1   $250,000.00                                21
Hawthorne         90250                         7       9.825           84     $9,990.77        7/1/13        2        761


2651242           Linetsky                     CA         181           04    $71,250.00       6/15/98            $380,000.00
8479776           763 Loma Verde Unit/Apt B    01         178            1   $475,000.00                                29

Palo Alto         94303                         7       10.15           95    $70,499.84        7/1/13        2        748

2651263           Palmer                       CA         181           14    $30,000.00       6/12/98             $75,948.00

8517377           605 River Oaks Drive         02         178            1   $108,000.00                                46
Bakersfield       93309                         6        12.5           99    $29,803.98        7/1/13        2        707


2651275           Sell                         MO          61           09    $15,000.00       6/26/98             $66,000.00
                  5118 Scarlett O'Hara Lane    02          58            1    $86,000.00                                45
8491565
Villa Ridge       63089                         4        9.97           95    $14,649.17        7/1/03        2        722

2651283           Like                         VA         181           14    $24,000.00       5/28/98            $128,000.00

8475931           1927 Ware Road               01         177            1   $160,000.00                                23
                                                                        95
Falls Church      22043                         7      10.125                 $23,968.71        6/1/13        2        789




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2651289           Acharya                      CA         181           14    $35,200.00       6/30/98            $281,600.00

8519670           716 Choctaw Drive            01         178            1   $352,000.00                                34
Fremont           94539                         7                       90    $35,173.36                      2        775
                                                        10.75                                   7/1/13

2651295           Demattei                     CA         181           14    $40,000.00        6/3/98            $399,193.00

8474413           2824 Hillside Drive          02         178            1   $650,000.00                                35
Burlingame        94010                         6        9.25           68    $39,792.51        7/1/13        2        780

2651306           Ladwig                       WI         180           14    $15,000.00       6/20/98                  $0.00

8492654           408 Harrison Street          02         177            1    $38,000.00                                30

Kewaunee          54216                         6       13.99           40    $14,950.11       6/25/13        1        630

2651360           Bombini                      CA          61           14    $15,000.00       5/15/98            $167,000.00

8470619           1763 Decatur Avenue          02          57            1   $195,000.00                                37
Clovis            93611                         4      10.125           94    $14,415.89        6/1/03        2        734


2651365           Boland                       CA         181           09    $44,900.00       5/13/98            $239,900.00
8461006           3670 Sutter Court            01         177            1   $299,904.00                                40

Oceanside         92056                         6        10.5           95    $44,586.91        6/1/13        2        662

2651480           Cato                         CA         181           09    $23,000.00       6/10/98            $184,100.00

8479941           25866 Anzio Way              01         178            1   $231,000.00                                40
Santa Clarita     91355                         7                       90    $22,939.02        7/1/13        2        760
                                                        9.375

2651484           Heit                         CA         181           14    $30,000.00       6/10/98            $370,000.00
                                               01
8480063           9591 Normandy Way                       178            1   $465,000.00                                28
Cypress           90630                         6       9.875           87    $28,848.83        7/1/13        2        743

2651507           O'Kane                       VA         181           09    $51,950.00       7/20/98            $277,200.00

8493975           43900 Frugality Court        01         179            1   $346,575.00                                38

Ashburn           20147                         7        9.75           95    $51,822.09        8/1/13        2        702

2651521           Berry                        CA         181           14    $25,000.00       6/12/98            $104,889.00

8497919           3780 Cambria Road Unit/Apt   02         178            1   $140,000.00                                24
Phelan (area)     92371                         6        9.85           93    $24,877.20        7/1/13        2        767


2651536           Harper                       CA         181           04    $18,750.00        4/7/98             $93,750.00
8424525           4600 Lamont Street           01         176            1   $125,000.00                                34

San Diego         92109                         7        10.5           90    $18,719.82        5/1/13        2        738

2651654           Bennett                      CA         181           14    $39,500.00       6/15/98            $210,800.00

8487308           6223 Allenport Way           01         178            1   $263,500.00                                36
Sacramento        95831                         7      10.575           95    $39,468.97        7/1/13        2        736


2652043           Tamase                       CA         181           14    $42,750.00       6/24/98            $228,000.00
                  27 Derby Street              01         178            1   $285,000.00                                42
8484032
Daly City         94015                         7       10.95           95    $42,719.03        7/1/13        2        720

2652115           Hatch                        UT         181           14    $48,100.00        6/9/98            $177,000.00

8487506           11027 North Manor Drive      02         178            1   $237,000.00                                34
                                                                        95
Highland          84003                         6       12.65                 $48,009.50        7/1/13        2        653




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2652135           Arriola                      CA         181           14    $42,000.00       7/22/98            $260,000.00

8498909           437 South Charvers Avenue    02         179            1   $325,000.00                                41
West Covina       91791                         6                       93    $41,900.24                      2        660
                                                        10.17                                   8/1/13

2652149           Farber                       NY         181           09    $63,500.00       6/25/98            $340,700.00

8481897           2 Sabrina Court              01         178            1   $426,000.00                                28
Dix Hills         11746                         6          11           95    $63,219.40        7/1/13        2        680

2652192           Petty                        CA         181           14    $95,600.00       6/17/98            $510,000.00

8481368           165 Woodland Way             01         178            1   $637,500.00                                32

Piedmont          94611                         7          11           95    $95,064.15        7/1/13        2        724

2652193           Pozzi                        CA         181           04    $43,700.00       6/18/98            $102,000.00

8476749           11112 La Maida Street        01         178            1   $145,750.00                                40
Los Angeles       91601                         7      11.775          100    $43,673.59        7/1/13        2        691


2652224           Galarita                     HI         181           14    $35,000.00       6/17/98            $118,000.00
8476806           645 Hilinai Street           02         178            1   $170,000.00                                36

Wailuku           96793                         7        11.7           90    $34,970.32        7/1/13        2        722

2652229           Marancik                     MA         181           14    $20,900.00       8/10/98            $167,600.00

8526113           130 Fenno Street             01         180            1   $209,500.00                                39
Quincy            02170                         7                       90    $20,900.00        9/1/13        2        776
                                                        9.475

2652407           Mazzocco                     CA         181           14    $23,500.00       7/21/98            $188,000.00
                                               01
8528069           25776 Alta Drive                        179            1   $235,000.00                                46
Santa Clarita     91355                         7       10.65           90    $22,130.60        8/1/13        2        727

2652420           Elmore                       MD         181           14    $27,000.00       5/27/98            $144,000.00

8474017           6 Whitehall Court            01         177            1   $180,000.00                                40

Silver Spring     20901                         7       10.25           95    $26,965.74        6/1/13        2        704

2652444           Walden                       CA         181           09    $30,000.00        6/5/98            $240,000.00

8494361           1878 Gamay Terrace           01         178            1   $300,000.00                                42
Chula Vista       91913                         6       9.875           90    $29,852.94        7/1/13        2        719


2652456           Marquez                      CA         181           14    $22,400.00       6/16/98            $179,200.00
8470874           15362 Rhododendron Drive     01         178            1   $225,000.00                                32

Canyon Country    91351                         7       9.725           90    $22,360.20        7/1/13        2        746

2652506           McKee                        HI         181           14    $60,000.00       6/18/98            $364,000.00

8482861           3220-A Lower Road            02         178            1   $455,000.00                                42
Honolulu          96822                         7      11.075           94    $59,957.71        7/1/13        2        713


2652518           Konrad                       CA         181           04    $41,150.00       6/16/98            $219,650.00
                  600 Baltic Circle Unit/Apt   01         178            1   $274,600.00                                40
8477424
Redwood City      94065                         7          10           95    $41,113.45        7/1/13        2        727

2652522           Reilly                       VA         181        RFC01    $40,150.00       5/27/98            $120,450.00

8528879           11011 Thrush Ridge Road      01         177            1   $160,600.00                                36
                                                                       100
Reston            20191                         6       9.625                 $39,846.82        6/1/13        2        748




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2652529           Johnson                      AZ         181           14    $14,600.00       4/24/98             $58,400.00

8534992           3912 North 22nd Street       02         176            1    $73,000.00                                46
Phoenix           85016                         6                      100    $14,501.65                      2        743
                                                       10.875                                   5/1/13

2652639           Shields                      MI         180           14    $15,000.00        7/3/98            $117,267.00

8479826           4998 Church Road             02         178            1   $147,000.00                                16
Casco             48064                         6       10.82           90    $14,932.60        7/8/13        2        703

2652658           Champine                     CO         121           14    $10,000.00       6/29/98            $290,000.00

8481012           27925 Alabraska Lane         01         118            1   $365,000.00                                29

Evergreen         80439                         5        9.75           83     $9,900.56        7/1/08        2        716

2652671           Nicholas, Jr.                GA         180           14    $28,750.00       5/22/98            $230,000.00

8438137           215 Melanie Lane             01         176            1   $287,500.00                                40
Loganville        30052                         7          10           90    $28,711.50       5/22/13        2        770


2652681           Hattersley                   MA         181           04    $13,700.00       7/24/98            $109,600.00
8529141           205 Meadow Edge Unit/Apt     01         179            1   $137,000.00                                36

Acton             01720                         7       9.545           90    $13,693.32        8/1/13        2        761

2652751           Kolar                        CO         181           14    $32,400.00        8/3/98            $207,510.00

8534463           730 Woodmoor Drive           02         180            1   $324,000.00                                21
Monument          80132                         7                       75    $32,400.00        9/1/13        2        700
                                                         9.42

2652752           Rogers                       VA         181           09    $79,950.00       5/15/98            $426,600.00
                                               01
8477275           2755 Oakton Plantation                  177            1   $533,277.00                                36
Vienna            22181                         7       9.375           95    $79,827.94        6/1/13        2        739

2652784           Takekawa                     CA         181           14    $21,000.00       6/18/98            $363,800.00

8474751           837 Constitution Drive       01         178            1   $454,800.00                                20

Foster City       94404                         6          10           85    $20,846.72        7/1/13        2        731

2652814           Caruso                       CA         181           14    $15,900.00       6/18/98            $227,150.00

8482820           19707 May Way                01         178            1   $286,000.00                                45
Santa Clarita     91355                         6      10.275           85    $15,824.86        7/1/13        2        686


2652818           Riley                        MD         181           09    $39,750.00       7/30/98            $212,000.00
8525834           2202 Issacs Way              01         179            1   $265,000.00                                40

Forest Hill       21050                         7        9.42           95    $39,730.12        8/1/13        2        700

2652821           Emory                        CA         121           14    $20,700.00       6/16/98            $165,600.00

8473415           6150 East Wentworth Street   01         118            1   $207,000.00                                24
Long Beach        90815                         5         9.7           90    $19,830.91        7/1/08        2        738


2652822           Whitfield                    MI         181           14    $44,000.00       6/30/98             $64,760.00
                  24700 Harden Avenue          02         178            1   $135,000.00                                34
8491847
Southfield        48075                         6      11.945           81    $43,822.04        7/5/13        2        698

2652825           Galvez                       NJ         181           14    $50,000.00       7/28/98            $296,000.00

8520561           54 Junard Drive              01         179            1   $370,000.00                                38
                                                                        94
Morris Township   07960                         7      10.375                 $49,979.58        8/1/13        2        666




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2652827           Levy                         MA         181           14    $67,300.00       6/30/98            $227,000.00

8476939           48 Merrill Road              01         178            1   $327,000.00                                40
Watertown         02172                         7                       90    $67,236.60                      2        682
                                                        9.725                                   7/1/13

2652836           Schwalbenberg                CA         181           14    $30,000.00       6/17/98            $172,125.00

8484552           535 Sutter Street            01         178            1   $229,500.00                                28
Petaluma          94952                         7        10.5           89    $29,976.06        7/1/13        2        767

2652867           Respondek                    CA         181           04    $27,800.00       6/17/98            $147,350.00

8474876           11574 Iowa Avenue Unit/Apt   01         178            1   $196,500.00                                27

Los Angeles       90025                         7        10.7           90    $27,778.75        7/1/13        2        657

2652987           Babcock                      CA         181           14    $27,000.00       6/19/98            $144,000.00

8479354           16037 Tulsa Street           02         178            1   $180,000.00                                45
Granada Hills     91344                         7      10.825           95    $26,484.81        7/1/13        2        733


2653039           Hill                         MD         181           14    $48,000.00       4/15/98            $256,000.00
8477226           9235 Mallard Point Road      01         176            1   $322,000.00                                45

McDaniel          21647                         7       9.375           95    $47,901.90        5/1/13        2        665

2653113           Youngman                     CA         181           09    $61,500.00       6/18/98            $159,000.00

8499253           412 Trailhead Way            01         178            1   $245,000.00                                43
Martinez          94553                         6                       90    $60,954.31        7/1/13        2        704
                                                       11.425

2653141           Wanat                        CA         181           14    $50,000.00       6/16/98            $520,100.00
                                               01
8501678           5688 Scenic Meadow Lane                 178            1   $650,181.00                                42
San Jose          95135                         6      10.875           88    $49,776.48        7/1/13        2        663

2653143           Lucero Jr                    CA         181           14    $47,250.00       6/15/98            $252,000.00

8500530           12717 Barbata Road           01         178            1   $315,000.00                                42

La Mirada         90638                         6          10           95    $47,021.03        7/1/13        2        654

2653159           Kerr                         CA         181           14    $39,000.00       5/27/98            $195,000.00

8471609           18531 Vina Drive             01         177            1   $260,000.00                                45
Los Gatos         95033                         7      12.875           90    $38,972.19        6/1/13        2        667


2653189           Boggs                        MD         181           14    $71,750.00       5/29/98            $215,300.00
8474520           12803 Teaberry Road          01         177            1   $287,100.00                                45

Silver Spring     20906                         7       10.25          100    $70,738.77        6/1/13        2        721

2653190           Johnson                      CA         181           14    $40,000.00        5/8/98            $120,000.00

8483547           22679 Loleta Avenue          01         177            1   $215,000.00                                39
Corning           96021                         6          10           75    $39,687.56        6/1/13        2        691


2653213           Suezaki                      CA         181           14    $41,700.00       6/27/98            $222,400.00
                  7545 Del Mar Lane            01         178            1   $278,000.00                                37
8476061
La Palma          90623                         7       10.35           95    $41,618.97        7/1/13        2        736

2653240           Thompson                     CA         181           14    $80,250.00       6/22/98            $187,250.00

8485716           23401 Jonathan Street        01         178            1   $267,500.00                                43
                                                                       100
(canago Park      91307                         6      11.675                 $79,917.08        7/1/13        2        697




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2653255           Monahan                      CA         181           14    $24,900.00       6/22/98            $199,200.00

8470437           40 Nash Road                 01         178            1   $249,000.00                                44
Hollister         95076                         6                       90    $24,783.96                      2        682
                                                       10.425                                   7/1/13

2653268           Jones                        GA         180           14    $40,000.00        6/5/98             $57,000.00

8495087           4114 Dunes Drive             02         177            1    $98,000.00                                44
Evans             30809                         7       10.05           99    $39,942.36       6/18/13        2        668

2653286           Adame                        CA         181           14    $45,000.00       6/22/98            $227,000.00

8478893           427 A Sumner Avenue          02         178            1   $340,000.00                                37

Aptos             95003                         7         9.5           80    $44,955.56        7/1/13        2        719

2653289           Mancuso                      LA         181           09    $16,350.00       6/26/98             $87,350.00

8493074           6213 Donnybrook Avenue       01         178            1   $109,200.00                                30
Greenwell Springs 70739                         7       10.75           95    $16,247.53        7/1/13        2        748


2653336           Kwak                         HI         181           14    $93,000.00       6/23/98            $262,614.00
8487134           7144 Kukii Street            02         178            1   $395,000.00                                48

Honolulu          96825                         7       10.95           91    $92,896.79        7/1/13        2        707

2653365           Camblor                      DC         181           04    $31,100.00       4/30/98            $155,600.00

8527160           3201A Sutton Place           01         176            1   $210,000.00                                44
NW Washington     20016                         7                       89    $31,027.66        5/1/13        2        748
                                                         8.75

2653467           Alanen                       CA         181           04    $48,400.00       4/21/98            $158,600.00
                                               01
8434755           1885 Veteran Avenue                     176            1   $230,000.00                                44
Los Angeles       90025                         6         9.6           90    $47,839.57        5/1/13        2        722

2653500           Silva                        CA         181           14    $29,900.00       6/24/98            $239,200.00

8480436           1639 American Beauty Drive   01         178            1   $299,000.00                                28

Concord           94521                         6        9.65           90    $29,624.45        7/1/13        2        706

2653508           Yoshikane                    CA         181           14    $25,000.00       6/15/98            $242,597.00

8491003           91777 El Tango Circle        02         178            1   $338,000.00                                40
Fountain Valley   92708                         6         9.4           80    $24,872.06        7/1/13        2        701


2653523           Henderson                    NY         181           14    $12,300.00        7/1/98            $157,700.00
8492316           5 Brookview Boulevard        01         179            1   $170,000.00                                39

Spring Valley     10977                         6       10.55          100    $12,300.00        8/1/13        2        737

2653538           Morin                        VA         181        RFC01    $29,500.00        5/4/98            $186,000.00

8490237           4793 Thornbury Drive         02         177            1   $227,000.00                                42
Fairfax           22030                         6       10.75           95    $29,298.99        6/1/13        2        644


2653539           Hamm                         CA         181           14   $100,000.00       5/28/98            $232,000.00
                  272 Rutland Court            02         177            1   $370,000.00                                35
8497943
San Ramon         94583                         6         9.4           90    $99,130.99        6/1/13        2        720

2653585           Shearin                      CA         181           14    $29,950.00       6/16/98            $239,950.00

8541369           500 Third Avenue             01         178            1   $299,950.00                                39
                                                                        90
Redwood City      94063                         7      10.345                 $29,925.28        7/1/13        2        770




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2653592           Tarassov                     CA         181           14    $46,500.00       6/16/98            $248,000.00

8490203           1721 Cypress Avenue          01         178            1   $310,000.00                                39
San Mateo         94401                         7                       95    $46,448.70                      2        699
                                                         10.9                                   7/1/13

2653597           Hall                         CA         181           14    $42,600.00        6/9/98            $148,629.00

8491110           3827 Muir Place Court        02         178            1   $255,000.00                                44
San Jose          95121                         6        9.75           75    $42,388.82        7/1/13        2        726

2653598           Doubek                       CA         181           14    $47,200.00       6/22/98            $336,200.00

8491102           435 Chargin Drive            02         178            1   $426,000.00                                39

Morgan Hill       95037                         6       11.25           90    $46,892.91        7/1/13        2        667

2653603           Karvat                       CA         181           14    $35,500.00       6/19/98            $284,000.00

8500381           1917 Fillmore Street         01         178            1   $355,000.00                                29
Santa Clara       95050                         6       10.15           90    $35,330.33        7/1/13        2        708


2653614           Konitzer                     CA         181           14    $50,000.00       6/19/98            $304,500.00
8479180           1517 Ridgewood Road          01         178            1   $410,000.00                                41

Pleasanton        94566                         7        11.5           87    $50,000.00        7/1/13        2        657

2653620           Maddox                       CA         181           04    $40,000.00        7/1/98            $320,000.00

8501595           139 Positano Circle          01         179            1   $400,000.00                                35
Redwood City      94065                         7                       90    $39,984.27        8/1/13        2        747
                                                        10.55

2653626           Atkinson                     CA         181           14    $50,000.00       6/23/98            $120,000.00
                                               01
8495095           2582 Manchester Court                   178            1   $410,000.00                                33
Thousand Oaks     91362                         6       9.675           42    $49,750.43        7/1/13        2        770

2653628           Roxstrom                     CA         181           14    $71,000.00       4/28/98            $266,250.00

8435257           21841 Seaside Lane           01         176            1   $355,000.00                                44

Huntington Beach  92646                         6       10.65           95    $70,273.35        5/1/13        2        698

2653767           Blalock                      CA         241           14    $21,600.00        5/2/98             $72,000.00

8455032           2709 Nordlund Way            02         237            1   $104,000.00                                26
Sacramento        95833                         9        11.3           90    $21,524.11        6/1/18        2        627


2653829           Scarengella                  NY         181           14    $69,500.00       7/16/98            $556,000.00
8540031           15 Chester Drive             01         179            1   $695,000.00                                30

Rye               10580                         7          10           90    $69,500.00        8/1/13        2        754

2653834           Schell                       CA         181           14    $31,500.00       6/19/98            $252,000.00

8538175           701 East Elmwood Avenue      01         178            1   $315,000.00                                35
Burbank           91501                         7       10.45           90    $31,487.34        7/1/13        2        775


2654106           Biesecker                    PA         121           14    $16,000.00       6/27/98             $60,357.00
                  Rual Route 2 Box 165 M       02         118            1    $82,000.00                                32
8529018
New Milford       18834                         5       12.99           94    $15,934.40       7/24/08        2        653

2654116           Moyer                        WA         181           14    $26,500.00       6/22/98            $212,000.00

8477754           16700 SE 34th Way            01         178            1   $265,000.00                                25
                                                                        90
Vancouver         98683                         7       9.725                 $26,475.04        7/1/13        2        783




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2654122           Wucherer                     CA         181           14    $20,000.00       5/26/98            $268,000.00

8477598           7737 Peppertree Road         01         177            1   $335,000.00                                39
Dublin            94568                         6                       86    $19,863.72                      2        677
                                                        10.75                                   6/1/13

2654123           Myers                        CA         181           14    $34,200.00       5/27/98            $161,500.00

8461105           821 El- Ane Way              02         177            1   $206,000.00                                39
Benicia           94510                         6       10.25           95    $33,956.00        6/1/13        2        690

2654341           Nickel                       CA         181           09    $17,000.00       5/21/98            $225,000.00

8463234           137 Mountaire Parkway        01         177            1   $300,000.00                                23

Clayton           94517                         6         9.5           81    $16,870.16        6/1/13        2        734

2654349           Stone                        OR         181           14    $77,000.00       6/10/98             $82,962.00

8493108           368  71st ST                 02         178            1   $160,000.00                                38
Springfield       97478                         6      11.625          100    $76,679.07        7/1/13        2        710


2654405           Olguin                       CA         181           09    $10,000.00       6/23/98            $271,600.00
8479305           1035 South Miles Court       02         178            1   $345,000.00                                44

Anaheim           92808                         6       9.525           82     $9,949.40        7/1/13        2        757

2654428           Leubecker                    VA         181        RFC01    $23,500.00        6/8/98            $190,400.00

8485088           6250 Taliaferro Way          01         178            1   $238,000.00                                43
Alexandria        22315                         7                       90    $23,278.57        7/1/13        2        776
                                                        9.875

2654433           Price                        OR         181           14    $15,000.00        6/2/98             $75,000.00
                                               01
8484701           64 Southeast Piper Drive                178            1   $100,000.00                                43
Bend              97702                         7       12.75           90    $14,992.72        7/1/13        2        693

2654441           Casado                       CA         181           04    $20,250.00       6/11/98            $101,250.00

8501082           451 Dela Vina Avenue         01         178            1   $135,000.00                                47

Monterey          93940                         6      11.125           90    $20,161.56        7/1/13        2        649

2654451           Isidro                       HI         181           14    $60,000.00       6/24/98            $124,674.00

8487241           91-801 Maiamu Street         02         178            1   $185,000.00                                30
Ewa Beach         96706                         7      10.825          100    $59,955.34        7/1/13        2        766


2654465           Hann                         OR         181           14    $27,000.00       6/24/98            $136,986.00
8476467           10387 SouthWest Picks Way    02         178            1   $164,000.00                                31

Tigard            97224                         7       10.95          100    $26,980.45        7/1/13        2        709

2654584           Zhang                        CA         181           14    $23,000.00       6/24/98            $224,000.00

8477069           104 San Andreas Drive        01         178            1   $320,000.00                                30
Novato            94945                         6        9.55           78    $22,883.88        7/1/13        2        749


2654618           Kotecki                      CA         181           14    $33,800.00       6/23/98            $270,800.00
                  4904 Sara Drive              01         178            1   $338,500.00                                36
8524407
Torrance          90503                         6      10.275           90    $33,640.30        7/1/13        2        789

2654624           Nelson                       CA         181           14    $51,850.00       6/22/98            $227,150.00

8485617           3352 Bonita Mesa Road        01         178            1   $310,000.00                                41
                                                                        90
Bonita            91902                         6       9.625                 $51,535.37        7/1/13        2        794




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2654730           Angeles                      CO         181           09    $40,000.00       6/26/98            $320,000.00

8477648           7444 Augusta Drive           01         178            1   $407,000.00                                36
Boulder           80301                         7                       89    $39,963.51                      2        794
                                                        9.875                                   7/1/13

2654750           Kirkbride                    CA         181           14    $14,000.00       6/24/98            $256,000.00

8476079           698 Windsor Drive            02         178            1   $320,000.00                                43
Benicia           94510                         7       10.85           85    $13,989.64        7/1/13        2        720

2654759           Gregory                      CA         181           14    $26,500.00       6/25/98            $197,200.00

8476004           3714 Antelope Way            02         178            1   $235,500.00                                29

Rocklin           95677                         6        11.4           95    $26,295.08        7/1/13        2        688

2654780           Luckey                       CA         181           04    $42,000.00        7/2/98            $127,000.00

8526063           2319 Caringa Way Unit/Apt    02         179            1   $171,000.00                                43
Carlsbad          92009                         6        11.9           99    $41,829.42       8/10/13        2        737


2654805           Hosoda                       CA         181           14    $49,900.00        6/1/98            $266,200.00
8490427           2252 Bel Air Lane            01         178            1   $333,369.00                                34

Roseville         95678                         6      10.675           95    $49,672.74        7/1/13        2        745

2654824           Strauss                      CA         181           14    $67,000.00       6/26/98            $357,600.00

8482366           140 North Highland Avenue    01         178            1   $500,000.00                                42
Los Angeles       90036                         7                       85    $66,948.77        7/1/13        2        680
                                                         10.7

2654827           Hicks                        CO         181           14    $17,750.00       5/11/98            $142,000.00
                                               02
8540049           2074 Hudson Street                      177            1   $177,500.00                                27
Denver            80207                         7       10.05           90    $17,742.23        6/1/13        2        690

2654835           Philpott                     CA         181           14    $47,300.00       6/24/98            $227,150.00

8496044           7556 Windy Ridge Road        01         178            1   $305,000.00                                49

San Diego         92126                         6        10.9           90    $47,089.05        7/1/13        2        705

2654864           Besona                       CA         181           16    $36,000.00       6/22/98            $202,000.00

8471435           2206 Archdale Court          01         178            1   $265,500.00                                40
South San         94080                         7          10           90    $35,968.01        7/1/13        2        690


2654904           Cuevas                       FL         181           14    $30,000.00        7/1/98             $49,987.00
8492720           912 66th Avenue West         02         179            1    $93,000.00                                34

Bradenton         34207                         6       10.65           87    $29,931.83        8/1/13        2        650

2654918           Cocsi                        CA         181           14    $75,000.00       6/24/98            $300,000.00

8474421           824 Novelda Road             01         178            1   $375,000.00                                20
Alhambra          91801                         7      11.175          100    $74,948.28        7/1/13        2        783


2654931           Haggard                      CA         181           14    $33,850.00       6/15/98            $227,150.00
                  27822 Trellis Way            01         178            1   $290,000.00                                42
8480337
Laguna Niguel     92677                         7         9.4           90    $33,798.03        7/1/13        2        743

2654943           Reitenour                    CA         181           09    $62,700.00       6/11/98            $146,300.00

8480261           34596 Overlake Drive         01         178            1   $209,000.00                                46
                                                                       100
Lake Forest       92630                         7        11.4                 $62,658.85        7/1/13        2        730




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2654956           Sherk                        CA         181           14    $42,300.00        7/1/98            $564,000.00

8471252           444 Fair Oaks Street         01         179            1   $705,000.00                                40
San Francisco     94110                         7                       86    $42,282.82                      2        733
                                                         10.4                                   8/1/13

2654971           Martin                       CA         181           14    $51,000.00       6/25/98            $272,000.00

8480105           17942 Sun Knoll Drive        01         178            1   $340,000.00                                31
Yorba Linda       92886                         7       9.975           95    $50,954.45        7/1/13        2        746

2655022           Grijalva                     CA         181           14    $10,000.00       6/24/98            $160,000.00

8497745           435 South Orchard Drive      01         178            1   $200,000.00                                23

Burbank           91506                         7       10.25           85     $9,987.31        7/1/13        2        729

2655067           Zaioun                       CA         181           14    $35,000.00       5/18/98             $83,768.00

8480303           4021 Manchester Place        02         177            1   $130,000.00                                29
Riverside         92503                         6       11.25           92    $34,772.30        6/1/13        2        726


2655076           Hinrichs                     CA         181           14    $33,000.00        6/4/98            $264,000.00
8480287           430 Colusa Avenue            01         178            1   $330,000.00                                35

El Cerrito        94530                         7         9.5           90    $32,967.41        7/1/13        2        758

2655091           Garza                        CA         181           14    $10,000.00       5/21/98            $227,150.00

8497331           155 Argonne Avenue           01         177            1   $288,000.00                                25
Long Beach        90803                         6                       83     $9,893.08        6/1/13        2        774
                                                            9

2655092           Walbridge                    CA         181           14    $47,000.00        6/4/98            $251,200.00
                                               01
8476830           153 Magellan Street                     178            1   $314,000.00                                37
Capitola          95010                         6       9.875           95    $46,555.60        7/1/13        2        792

2655100           Edwards                      OR         182           14    $15,500.00       6/26/98            $124,000.00

8479230           61250 Mt. Vista Drive        02         179            1   $155,000.00                                31

Bend              97702                         6       9.775           90    $15,461.82        8/1/13        2        752

2655101           Sharifi                      CA         181           04    $16,800.00       6/25/98            $134,000.00

8491599           4417 Corto Monterey          01         178            1   $168,000.00                                41
Union City        94587                         7        9.85           90    $16,784.60        7/1/13        2        782


2655105           Comanda                      CA         181           14    $20,000.00        7/8/98            $212,000.00
8496978           6408 Du Sault Drive          02         179            1   $265,000.00                                36

San Jose          95119                         6       11.15           88    $19,956.62        8/1/13        2        674

2655125           McHale                       CA         181           14    $30,000.00       5/29/98            $251,200.00

8468928           32817 Oakdale Court          02         177            1   $314,000.00                                42
Union City        94587                         6        9.75           90    $29,700.13        6/1/13        2        753


2655127           Thompson                     CA         181           14    $60,000.00        6/5/98            $288,000.00
                  4604 Milne Drive             02         178            1   $365,000.00                                43
8480360
Torrance          90505                         6       11.95           96    $59,757.46        7/1/13        2        703

2655142           Saylor                       MD         181           14    $43,950.00        5/7/98            $102,550.00

8477291           110 Elliot Place             01         177            1   $146,500.00                                34
                                                                       100
Edgewater         21037                         7       11.17                 $43,904.28        6/1/13        2        739




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2655155           Schmidt                      CA         181           14    $38,250.00       6/16/98            $191,250.00

8516924           2611 Chatsworth Court        01         178            1   $255,000.00                                40
Turlock           95382                         7                       90    $38,223.32                      2        680
                                                       11.125                                   7/1/13

2655158           Tweed                        PA         181           14    $19,500.00       6/26/98             $90,460.00

8471526           340 Devon Road               02         178            1   $110,000.00                                48
Fairless Hills    19030                         6          13          100    $19,221.00        7/1/13        2        772

2655171           Phillips                     WA         121           14    $62,900.00        6/9/98            $225,000.00

8471302           13623 Broadway Avenue        02         118            1   $321,000.00                                46

Snohomish         98290                         5        9.55           90    $61,665.00        7/1/08        2        727

2655191           Loney                        CA         181           14    $41,000.00       6/17/98            $328,000.00

8541351           1947 Harmil Way              01         178            1   $410,000.00                                30
San Jose          95125                         7      11.845           90    $40,975.59        7/1/13        2        668


2655204           Weninger                     FL         181           14    $52,500.00       6/12/98            $122,500.00
8452849           1801 SW 22nd AVE             02         178            1   $175,000.00                                42

Fort Lauderdale   33312                         6        12.5          100    $52,298.56        7/1/13        2        680

2655247           Swaim                        CA         181           14    $18,000.00       6/30/98            $245,600.00

8479784           1627 Rancho Hills Drive      02         178            1   $307,000.00                                34
Chino Hills       91709                         6                       86    $17,897.07        7/1/13        2        763
                                                        9.525

2655254           Wilson                       GA         181           09    $37,350.00       6/25/98            $199,400.00
                                               01
8475188           290 Loblolly Court                      178            1   $251,000.00                                23
Marietta          30064                         6        9.95           95    $37,168.19        7/1/13        2        750

2655256           Stavoli                      CA         181           14    $58,700.00       6/25/98            $313,150.00

8478240           2193 Rose Arbor Court        01         178            1   $391,440.00                                43

San Jose          95133                         7          11           95    $58,657.95        7/1/13        2        734

2655259           Hazen                        CA         181           14    $29,000.00       6/24/98            $232,000.00

8478208           2215 Occidental Road         01         178            1   $290,000.00                                39
Hayward           94545                         6       10.25           90    $28,862.65        7/1/13        2        765


2655266           Dewberry                     CA         181           14    $42,750.00       6/24/98            $227,150.00
8493090           2738 North Lime Avenue       01         178            1   $285,000.00                                31

Fullerton         92835                         6       10.95           95    $42,529.18        7/1/13        2        758

2655267           Pelton                       CA         181           14    $19,150.00       7/16/98            $208,000.00

8534653           20404 Key Court              01         179            1   $260,000.00                                23
Santa Clarita     91350                         6         9.7           88    $19,150.00        8/1/13        2        778


2655276           Peltier                      NV         181           14    $61,250.00        6/9/98            $284,000.00
                  913 Jennifer Street          01         178            1   $425,000.00                                31
8499691
Incline Village   89452                         7          10           82    $61,250.00        7/1/13        2        715

2655290           Wilson                       CA         181           14    $15,000.00       4/22/98            $200,000.00

8471203           25471 Barents Street         01         176            1   $250,000.00                                40
                                                                        86
Laguna Hills      92653                         6         9.8                 $14,543.38        5/1/13        2        774




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2655300           Meyer                        MA         181           14    $28,000.00       7/24/98            $224,000.00

8517906           8 Villanova Drive            01         179            1   $280,000.00                                32
Westford          01886                         7                       90    $27,885.56                      2        780
                                                        9.275                                   8/1/13

2655307           Bailey III                   CA         181           14    $44,500.00       6/15/98            $356,000.00

8487639           5167 Northway Road           01         178            1   $445,000.00                                47
Pleasanton        94566                         7        9.85           90    $44,459.17        7/1/13        2        734

2655361           Vu                           CA         181           14    $49,800.00       6/30/98            $116,200.00

8479313           2717 West 146th Street       02         178            1   $166,000.00                                42

Gardena           90246                         7       10.35          100    $49,758.95        7/1/13        2        725

2655373           Constantino                  CA         181           14    $42,450.00        6/2/98            $226,400.00

8494874           18908 Danielle Avenue        01         178            1   $283,000.00                                31
Cerritos          90703                         7        10.5           95    $42,314.42        7/1/13        2        773


2655374           Bowser                       CA         181           14    $42,000.00        6/3/98            $224,000.00
8499006           3274 Dales Drive             02         178            1   $280,000.00                                43

Norco             91760                         7        10.5           95    $41,564.72        7/1/13        2        779

2655375           Deauzat, Jr.                 CA         181           14    $30,150.00        6/4/98            $160,800.00

8494858           4037 West 173rd Place        01         178            1   $201,000.00                                37
Torrance          90504                         7                       95    $30,077.75        7/1/13        2        654
                                                         12.5

2655376           Zones                        NM         181           14    $22,000.00       6/26/98             $64,183.00
                                               02
8485633           591 Rio Grande Drive                    178            1    $93,000.00                                45
Bernalillo        87004                         6       12.59           93    $21,934.82        7/1/13        2        657

2655383           Horst                        CA         181           14    $48,500.00        7/1/98            $388,000.00

8477788           1910 San Antonio Avenue      01         179            1   $485,000.00                                47

Berkley           98707                         7        9.92           90    $48,478.17        8/1/13        2        767

2655384           Frank                        CA         181           14    $27,000.00       6/25/98            $215,800.00

8473290           1002 East Palm Avenue        01         178            1   $269,800.00                                29
Burbank           91501                         7       9.675           90    $26,974.29        7/1/13        2        781


2655458           Saniga                       NY         180           14    $65,500.00        7/1/98            $349,300.00
8538381           73 Chesterhill Road          01         178            1   $436,724.00                                25

Town Of Warwick   10990                         6      10.875           95    $65,207.18        7/1/13        2        706

2655476           Hettlinger                   IN         181           09    $22,450.00       5/29/98            $381,650.00

8457285           9828 Oakcrest Court          01         177            1   $449,000.00                                12
Fishers           46038                         6       10.15           90    $22,288.35        6/1/13        2        755


2655487           Taylor                       CA         181           14    $22,000.00       5/12/98            $264,000.00
                  704 West Acacia Avenue       01         177            1   $330,000.00                                31
8498016
El Segundo        90245                         6       10.99           87    $21,853.38        6/1/13        2        675

2655496           Rape                         VA         181           09    $38,100.00       5/22/98            $304,800.00

8457277           4013 Tottenham Court         01         177            1   $390,000.00                                32
                                                                        88
Richmond          23233                         6         8.9                 $37,792.91        6/1/13        2        751




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2655502           Pickett                      CA         181           14    $20,500.00       6/18/98            $164,000.00

8470593           375 Chaparral Lane           01         178            1   $205,000.00                                43
Arroyo Grande     93420                         7                       90    $20,483.08                      2        710
                                                       10.345                                   7/1/13

2655566           Patrick                      MD         180           09    $19,100.00        6/1/98            $162,350.00

8485922           711 Willow Tree Drive        01         177            1   $191,003.00                                34
Glen Burnie       21060                         7        9.92           95    $18,922.75        6/1/13        2        770

2655577           Brown                        CA         181           09    $93,700.00       6/25/98            $499,850.00

8499378           838 West Heritage Oak        01         178            1   $624,818.00                                48

Altadena Area     91001                         7       11.25           95    $93,636.42        7/1/13        2        731

2655579           Bennett                      CO         182           14    $44,400.00       6/30/98             $85,009.00

8477432           1625 South Ammons            02         179            1   $137,000.00                                34
Lakewood          80232                         6       12.09           95    $44,311.88        8/1/13        2        686


2655581           Espe                         MA         181           14    $26,500.00       7/15/98            $251,900.00
8478521           123 Ash Street               01         179            1   $319,000.00                                35

Hopkinton         01748                         7       9.475           88    $26,486.89        8/1/13        2        789

2655586           Pederson                     AZ         182           09    $77,500.00       6/25/98            $189,506.00

8491714           7605 East Phantom Way        02         179            1   $284,944.00                                33
Scottsdale        85255                         7                       94    $77,458.35        8/1/13        2        728
                                                        9.125

2655603           Young                        CA         181           14    $40,300.00       6/26/98            $322,400.00
                                               01
8479909           2110 Kenilworth Avenue                  178            1   $403,000.00                                34
Los Angeles       90039                         7       9.725           90    $39,935.44        7/1/13        2        776

2655606           Van Dyck                     OR         182           09    $40,300.00       6/29/98            $215,200.00

8475469           516 NW 18th Avenue           02         179            1   $269,000.00                                22

Portland          97209                         7       9.975           95    $40,282.07        8/1/13        2        770

2655623           Stirling                     MN         181           14    $23,000.00       7/17/98             $92,000.00

8501165           2194 Birch Street            01         179            1   $116,000.00                                27
White Bear Lake   55110                         7      10.475          100    $22,990.81        8/1/13        2        783


2655638           Boyers                       MD         181        RFC01    $16,225.00       5/28/98            $138,050.00
8488504           626 Currant Court            01         177            1   $162,450.00                                34

Laplata           20646                         7        9.87           95    $16,202.68        6/1/13        2        760

2655726           Garcia                       CA         181           14    $30,000.00       6/10/98            $104,695.00

8480832           730 Judson Street            02         178            1   $150,000.00                                45
Escondido         92027                         7      10.875           90    $29,918.27        7/1/13        2        702


2655728           Stephenson                   CA         181           09    $42,000.00       6/12/98            $210,000.00
                  3284 Rancho Diego Circle     01         178            1   $280,000.00                                48
8480824
El Cajon          92019                         7      10.875           90    $41,969.08        7/1/13        2        710

2655730           Fernandez                    FL         181           14    $25,400.00        7/2/98            $106,000.00

8468605           14742 SouthWest 81 Street    02         179            1   $135,000.00                                25
                                                                        98
Miami             33193                         6          11                 $25,344.13        8/1/13        2        716




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2655731           Martinez                     CA         121           04    $15,000.00       5/14/98            $172,800.00

8456220           500 North Rosemead           01         117            1   $216,000.00                                38
Pasadena          91107                         5                       87    $14,679.57                      2        744
                                                       10.225                                   6/1/08

2655745           Colen                        CA         181           14    $30,000.00       6/18/98            $227,150.00

8474678           233 Siesta Drive             01         178            1   $308,000.00                                23
Aptos             95003                         7      10.345           84    $29,975.24        7/1/13        2        752

2655752           Singh                        VA         181        RFC01    $38,550.00       6/29/98            $205,600.00

8486771           602 A North Tazewell         01         178            1   $257,000.00                                31

Arlington         22203                         6           9           95    $38,126.67        7/1/13        2        760

2655774           Lay                          CA         181           14    $31,200.00       6/15/98            $166,400.00

8473803           2020  Ardenwood AVE          02         178            1   $208,000.00                                32
Simi Valley       93063                         6      13.375           95    $31,089.91        7/1/13        2        640


2655842           Oliveros                     CA         182           14    $18,000.00       6/29/98            $142,000.00
8495566           407 West 234th Place         02         179            1   $160,000.00                                44

Carson            90745                         6      12.125          100    $17,964.40        8/1/13        2        754

2655855           Dominquez                    CA         181           04    $47,250.00        7/6/98            $252,000.00

8481194           11589 Caminito Corrienti     01         179            1   $315,000.00                                48
San Diego         92128                         6                       95    $47,158.28        8/1/13        2        677
                                                        12.35

2655870           Phillips                     AZ         181           14    $35,900.00        7/2/98            $184,000.00
                                               02
8498800           321 West El Freda Road                  179            1   $245,000.00                                31
Tempe             85284                         6          10           90    $35,813.39        8/1/13        2        698

2655873           Rozhko                       CA         181           14    $40,500.00        7/8/98            $202,500.00

8491524           7437 San Blanco Drive        01         179            1   $270,000.00                                43

Goleta            93117                         7      10.725           90    $40,500.00        8/1/13        2        674

2655881           Dease                        CA         181           14    $25,000.00        7/1/98            $242,178.00

8537227           28657 Lapine Avenue          02         179            1   $285,000.00                                41
Santa Clarita     91350                         7      13.175           94    $24,994.50        8/1/13        2        689


2655883           Drudge                       VA         301           14    $25,000.00        5/7/98            $119,610.00
8462418           596 Windjammer Crescent      02         297            1   $145,000.00                                26

Newport News      23607                         8       12.55          100    $24,531.85        6/1/23        2        779

2655887           Koski                        NV         181           14    $30,000.00       6/22/98            $100,006.00

8471088           45 Winter Storm Court        02         178            1   $135,000.00                                44
Sparks            89436                         6        11.7           97    $29,875.82        7/1/13        2        693


2655899           Green                        MI         120           14    $28,000.00       7/13/98             $49,894.00
                  1611 Elias Street            02         118            1   $105,000.00                                32
8483919
Westland          48186                         5      10.895           75    $27,739.18       7/16/08        2        661

2655905           Trivedi                      CA         181        RFC01    $23,190.00        7/1/98            $185,520.00

8525487           770 St Michael Circle        01         179            1   $231,900.00                                40
                                                                        90
Pleasanton        94566                         7      10.375                 $23,180.54        8/1/13        2        719




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2655924           Cummins                      CA         181        RFC01    $37,450.00       7/13/98            $199,950.00

8495533           2530 Wickham Place           01         179            1   $249,950.00                                49
Santa Clara       95051                         7                       95    $37,343.09                      2        716
                                                        11.92                                   8/1/13

2655999           Peterson                     CA         181           14    $23,000.00       6/29/98            $222,400.00

8496275           1537 East Loma Alta Drive    01         178            1   $278,000.00                                34
Altadena          91001                         7        9.35           89    $22,976.57        7/1/13        2        703

2656003           Roura                        CA         181           14    $25,300.00       6/29/98            $202,400.00

8476517           18409 Carlwyn Drive          01         178            1   $253,000.00                                42

Castro Valley     94546                         6       9.425           90    $25,096.62        7/1/13        2        766

2656017           Silvestri                    CA         181           09    $53,500.00        7/8/98            $285,450.00

8494189           14 Sapporo Court             01         179            1   $350,000.00                                34
Petaluma          94954                         7        12.5           97    $53,486.31        8/1/13        2        668


2656021           Silverstein                  CA         181           14    $74,700.00        4/6/98            $174,300.00
8461881           19701 Dunsmuir Plaza         01         176            1   $249,000.00                                40

Yorba Linda       92886                         7        11.5          100    $74,603.13        5/1/13        2        777

2656099           Roice                        WY         180           14    $57,000.00       6/19/98            $304,000.00

8481053           250  Trap Club RD            02         177            1   $380,000.00                                47
Jackson           83001                         6                       95    $56,353.10        6/1/13        2        654
                                                       12.025

2656153           Dalfonso                     UT         181           14    $30,000.00       6/23/98            $120,825.14
                                               01
8473241           1078 West 350 South                     178            1   $170,000.00                                42
Logan             84321                         6        10.5           89    $29,861.16        7/1/13        2        706

2656154           Harting                      CA         181           14    $38,850.00       6/22/98            $207,200.00

8485880           1621 Madeira Circle          01         178            1   $259,000.00                                35

Petaluma          94954                         6      10.375           95    $38,668.12        7/1/13        2        757

2656162           Hardin                       MI         120           14    $19,000.00        7/9/98             $53,578.00

8482317           15544 Warwick Avenue         02         118            1   $100,000.00                                43
Alllen Park       48101                         5      10.895           73    $18,823.00       7/13/08        2        716


2656165           Kramer                       CA         181           14    $19,600.00        7/8/98            $313,600.00
8521759           1436 North Chester Avenue    01         179            1   $392,000.00                                35

Pasadena          91104                         7        9.85           85    $19,591.04        8/1/13        2        715

2656197           Taylor                       MI         180           14    $35,000.00        7/8/98             $32,818.00

8478331           15619 Mac Arthur Street      02         178            1   $100,000.00                                37
Redford           48239                         6        8.57           68    $34,807.03       7/12/13        2        695


2656387           Barese                       CA         181           09    $30,000.00        7/2/98            $131,224.93
                  29848 Kings Canyon Court     02         179            1   $180,000.00                                44
8490930
Coarsegold        93614                         6       10.75           90    $29,932.47        8/1/13        2        689

2656410           Berger                       NV         181           09    $44,850.00       6/25/98            $224,250.00

8496325           301 Great Gable Drive        01         178            1   $299,055.62                                44
                                                                        90
Las Vegas         89123                         6       10.25                 $44,744.25        7/1/13        2        740




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2656416           Bird                         MO         181           14    $45,000.00        7/2/98             $74,851.00

8529414           1711 Stasi Avenue            02         179            1   $120,000.00                                33
Raymore           64083                         6                      100    $44,812.50                      2        763
                                                           11                                   8/1/13

2656421           Boehm                        IL         181           15    $41,500.00       7/21/98            $107,000.00

8496135           4338 West Drummond           01         179            1   $165,000.00                                36
Chicago           60639                         6       11.07           90    $41,409.33        8/1/13        2        708

2656502           Brown                        CA         181           09    $70,300.00       6/24/98            $164,200.00

8487258           1251 Aspen Circle            01         178            1   $234,600.00                                38

Hollister         95023                         7          11          100    $70,249.65        7/1/13        2        744

2656508           Cornelius                    CT         181           14    $28,000.00        7/2/98            $157,996.00

8520249           52 Bennett Drive             02         179            1   $200,000.00                                33
Hampton           06247                         6       12.65           93    $27,947.33        8/1/13        2        662


2656546           Lebovits                     NY         181           16    $80,000.00        7/2/98            $239,599.00
8485070           3 Kaufman Court              02         179            1   $383,000.00                                38

Monsey            10952                         6        9.87           84    $79,804.66        8/1/13        2        680

2656552           Oehrle                       AL         181           14    $30,000.00        7/6/98             $65,000.00

8487407           106 Magenta Lane             02         179            1   $100,000.00                                41
Madison           35757                         6                       95    $29,938.22        8/1/13        2        729
                                                         11.7

2656564           Langford                     CO         181           14    $32,000.00       6/15/98            $156,000.00
                                               02
8471245           700 West Fifth Street                   178            1   $195,000.00                                48
Loveland          80537                         7        10.7           97    $31,869.86        7/1/13        2        732

2656566           Haines                       CA         181           14    $23,000.00       5/22/98            $184,000.00

8470577           6071 Cerulean Avenue         01         177            1   $230,000.00                                42

Garden  Grove     92845                         6        9.75           90    $22,828.25        6/1/13        2        733

2656567           Martin                       CA         181           14    $30,600.00        6/2/98            $153,200.00

8487514           572 Graylyn Court            01         178            1   $204,300.00                                37
Vacaville         95688                         6       9.875           90    $30,450.01        7/1/13        2        750


2656569           Voisan                       CA         181           14    $50,000.00       6/12/98            $234,500.00
8493249           15701 Henry Road             01         178            1   $299,500.00                                36

Escalon           95320                         6       10.75           95    $49,773.87        7/1/13        2        780

2656571           King                         NV         181           09    $15,000.00        6/9/98            $152,000.00

8488355           852 Longleaf Place           01         178            1   $190,000.00                                43
Minden            89423                         6        9.75           88    $14,724.82        7/1/13        2        693


2656592           Zamarripa                    CA         181           09   $100,000.00       4/27/98            $235,000.00
                  2311 San Leandro             01         176            1   $336,000.00                                44
8461857
Tustin            92782                         7        10.9          100    $99,851.33        5/1/13        2        729

2656891           Lynch                        OH         180           14    $15,000.00        7/7/98                  $0.00

8479404           10806 Lamontier Avenue       02         178            1    $64,000.00                                17
                                                                        24
Cleveland         44104                         6        8.32                 $14,915.45       7/12/13        1        744




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2656912           Viswanathan                  CA         181           14    $41,000.00       6/25/98            $328,000.00

8487670           45253 Grimmer Boulevard      01         178            1   $410,000.00                                40
Fremont           94539                         6                       90    $40,793.02                      2        789
                                                         9.55                                   7/1/13

2656913           Planka                       NV         181           14    $16,400.00       6/20/98             $80,361.00

8471294           8583 Moth Circle             02         178            1   $121,000.00                                36
Reno              89506                         6        9.45           80    $16,316.45        7/1/13        2        709

2656914           Makhlaf                      CA         181        RFC01    $16,900.00       6/22/98            $135,900.00

8487274           1963 Rhododenron Court       01         178            1   $169,900.00                                27

Livermore         94550                         6         7.5           90    $16,797.59        7/1/13        2        731

2656915           Geyer                        CA         181           14    $43,100.00       6/17/98            $203,887.00

8487126           258 Marina Way               02         178            1   $260,000.00                                36
Pacifica          94044                         6       10.15           95    $42,894.00        7/1/13        2        734


2656933           Kolls                        VA         181           14    $57,000.00       7/10/98            $304,000.00
8486748           5114 Prestwick Drive         01         179            1   $380,000.00                                38

Fairfax           22030                         7        9.75           95    $56,973.41        8/1/13        2        764

2656953           Toomey                       CA         181           14    $35,900.00        7/1/98            $191,600.00

8528143           1521 East 19th Street        01         179            1   $240,000.00                                41
Santa Ana         92705                         6                       95    $35,806.41        8/1/13        2        654
                                                         9.15

2656976           Epure                        HI         181           14    $50,000.00       6/17/98            $278,400.00
                                               01
8474629           104 Aikahi Loop                         178            1   $350,000.00                                41
Kailua            96734                         7       9.625           94    $49,721.05        7/1/13        2        805

2656983           West                         MD         181           14    $49,450.00       7/24/98            $263,800.00

8530545           1457 Fallston Road           01         179            1   $329,800.00                                51

Fallston          21047                         7        9.35           95    $49,424.90        8/1/13        2        710

2657000           Stalsworth                   CA         181           14    $25,000.00        7/1/98            $182,950.00

8488702           505 Nelson Street            02         179            1   $245,000.00                                36
Arroyo Grande     93420                         6          10           85    $24,939.68        8/1/13        2        672


2657001           Ritter                       CA         181           14    $26,100.00       6/15/98            $139,200.00
8480113           16124 Lahey Street           01         178            1   $174,000.00                                24

Los Angeles       91344                         7      11.625           95    $26,083.69        7/1/13        2        649

2657006           Santiago                     CA         181           14    $30,000.00        7/2/98            $202,610.00

8484792           2328 Parkview Lane           02         179            1   $235,000.00                                32
Chino Hills       91709                         6      11.925           99    $29,939.53        8/1/13        2        769


2657038           Kransmann                    CA         181           14    $74,500.00       5/26/98            $596,000.00
                  176 Jameson Court            01         177            1   $745,000.00                                27
8453144
Sierra Madre      91024                         6        9.65           90    $73,938.72        6/1/13        2        767

2657086           Rivera-Pantoja               CA         181           04    $19,200.00       5/28/98             $96,000.00

8453029           79 William Street Unit/Apt   01         177            1   $128,000.00                                45
                                                                        90
Cotati            94931                         6       11.35                 $19,030.15        6/1/13        2        695




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2657126           Cole                         VA         181           14    $28,500.00       4/23/98            $152,000.00

8488793           2647 Woodley Place           01         176            1   $190,000.00                                45
Falls Church      22046                         7                       95    $28,451.58                      2        683
                                                        10.25                                   5/1/13

2657149           McKellogg                    CA         181           14    $17,000.00       5/20/98            $196,000.00

8454399           6453 Bonnie View Drive       01         177            1   $245,000.00                                30
San Diego         92119                         6       10.15           87    $16,283.71        6/1/13        2        763

2657152           Greenbaum                    CA         181           14    $26,200.00       5/27/98            $210,000.00

8454381           5496 Bengal Court            01         177            1   $262,500.00                                30

San Diego         92124                         6         9.4           90    $25,993.09        6/1/13        2        804

2657168           Adams                        CA         181           14    $46,000.00        5/1/98            $368,000.00

8477374           8913 Wonderland Park         01         177            1   $460,000.00                                23
Los Angeles       90046                         7         9.3           90    $45,928.65        6/1/13        2        742


2657178           Welchel                      CA         181           09    $21,000.00       5/14/98            $297,000.00
8454498           26172 Palmetto Place         01         177            1   $385,000.00                                30

Mission Viejo     92692                         6         9.4           83    $20,673.58        6/1/13        2        772

2657194           Boyce                        UT         180           14    $13,500.00        7/9/98            $108,000.00

8485963           4230 West 5600 South         02         178            1   $135,000.00                                42
Roy               84067                         6                       90    $13,500.00        7/9/13        2        653
                                                        11.25

2657202           Taylor                       CA         181           14    $28,000.00        7/2/98             $90,754.00
                                               02
8488710           3651 Los Padres Road                    179            1   $132,000.00                                39
Santa Maria       93455                         6       10.25           90    $28,000.00        8/1/13        2        696

2657206           Connolly                     CA         181           14    $28,900.00       6/11/98            $227,150.00

8497992           1777 Adams Street            01         178            1   $325,000.00                                30

San Mateo         94403                         6        9.25           79    $28,544.17        7/1/13        2        665

2657208           Breit                        CA         181           04    $31,000.00       6/10/98            $248,000.00

8476426           181 Ada Avenue Unit/Apt #    01         178            1   $310,000.00                                28
Mountain View     94043                         6       12.25           90    $30,878.18        7/1/13        2        717


2657212           Porter                       VA         181           09    $29,000.00        7/2/98            $227,000.00
8482853           9101 Cardiff Road            01         179            1   $320,000.00                                42

Richmond          23236                         6       9.625           80    $28,927.58        8/1/13        2        761

2657214           Briggs                       OR         181           14    $17,900.00        7/7/98             $83,050.00

8492605           5326 North Cecelia Street    02         179            1   $101,000.00                                30
Portland          97203                         6      10.275          100    $17,857.89        8/1/13        2        732


2657218           Nalty                        CA         181           14    $12,500.00        7/1/98            $276,000.00
                  18883 Mount Schelin Cirlce   01         179            1   $345,000.00                                37
8470122
Fountain Valley   92708                         6        10.9           84    $12,472.25        8/1/13        2        677

2657229           Shishido                     CA         181           14    $50,000.00        7/2/98             $79,686.00

8487431           590 Gularte Road             02         179            1   $290,000.00                                32
                                                                        45
Arroyo Grande     93420                         6         9.5                 $49,873.72        8/1/13        2        719




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2657370           Brodsky                      CA         182           09    $71,500.00       6/30/98            $572,000.00

8523441           3453 Consuelo Drive          01         179            1   $715,000.00                                43
Calabasas         91302                         7                       90    $71,500.00                      2        690
                                                        9.875                                   8/1/13

2657382           Sanchez                      CA         181           14    $27,200.00       5/28/98            $160,000.00

8467912           2749 West Tola Avenue        01         177            1   $208,000.00                                31
Anaheim           92804                         6        9.65           90    $26,995.06        6/1/13        2        738

2657401           Weigl                        NY         181           14    $18,250.00        7/8/98            $138,750.00

8474785           32A Brilner Drive            01         179            1   $185,000.00                                41

Smithtown         11787                         6        12.5           85    $18,215.16        8/1/13        2        625

2657402           Hepworth                     NY         181           14    $18,700.00        7/9/98            $149,600.00

8474744           2603 Mount Avenue            01         179            1   $187,000.00                                41
Oceanside         11572                         6        10.5           90    $18,656.91        8/1/13        2        752


2657407           Kwan                         CA         181           14    $36,200.00       5/21/98            $290,000.00
8454829           105 Kari Way                 01         177            1   $362,500.00                                40

Arcadia           91006                         6        9.65           90    $35,927.27        6/1/13        2        742

2657408           Schmidt                      MI         180           14    $20,000.00       7/22/98            $109,682.00

8518771           36847 Alexis Court           02         178            1   $147,000.00                                31
Sterling Heights  48312                         6                       89    $19,955.79       7/26/13        2        725
                                                       10.945

2657470           Williams                     CA         181           14    $59,000.00        7/7/98            $212,900.00
                                               02
8520413           918 Windham Street                      179            1   $287,000.00                                37
Santa Cruz        95062                         6       10.05           95    $58,858.30        8/1/13        2        727

2657484           Williams                     CA         181           04    $68,000.00        7/1/98            $544,000.00

8470775           1949 Jackson Street          01         179            1   $680,000.00                                44

San Francisco     94109                         6        10.2           90    $67,838.93        8/1/13        2        776

2657491           Ahluwalia                    CA         181           14    $19,450.00       5/28/98            $155,950.00

8467979           1227 Tony Stuitt Drive       01         177            1   $194,990.00                                45
Tracy             95376                         6        9.15           90    $19,296.73        6/1/13        2        721


2657507           Hamilton                     NM         181           14    $33,000.00        7/8/98            $165,000.00
8475600           14 Irish Road                01         179            1   $220,000.00                                43

Ranchos De Taos   87557                         6       11.09           90    $32,928.02        8/1/13        2        740

2657508           Taylor                       CA         181           14    $26,000.00        7/7/98            $208,000.00

8475683           1877 La Loma Road            01         179            1   $260,000.00                                33
Pasadena          91105                         7        9.55           90    $25,987.34        8/1/13        2        769


2657517           Miko                         NJ         181           14    $75,750.00        7/1/98            $378,750.00
                  11 Buttonwood Place          01         179            1   $505,000.00                                39
8468324
Upper Saddle      07458                         7      10.875           90    $73,011.36        8/1/13        2        682

2657541           Cross                        CA         181           14    $50,000.00        7/6/98            $463,000.00

8488983           686 South Arroyo Boulevard   02         179            1   $775,000.00                                35
                                                                        67
Pasadena          91105                         7      11.225                 $49,983.03        8/1/13        2        705




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2657543           Dest                         NC         180           09    $50,000.00        7/9/98            $238,495.00

8522047           5606 Silchester Lane         02         178            1   $305,000.00                                35
Charlotte         28215                         6                       95    $49,788.51                      2        651
                                                         12.8                                  7/13/13

2657545           Hayden                       WA         181           09    $34,400.00       6/26/98            $183,950.00

8477937           23045 Southeast 243rd        01         178            1   $229,950.00                                38
Maple Valley      98038                         7       10.75           95    $34,373.98        7/1/13        2        705

2657546           Tucker                       WA         181           14    $29,900.00       6/25/98            $239,960.00

8486987           7939 152nd Avenue            01         178            1   $299,950.00                                38

Redmond           98052                         7       11.25           90    $29,879.71        7/1/13        2        670

2657548           Clark                        CA         181           14    $33,500.00        7/6/98            $268,000.00

8479263           44 Mar Monte Avenue          01         179            1   $335,000.00                                38
La Selva Beach    92507                         7        9.75           90    $33,484.37        8/1/13        2        770


2657576           Pellicciarini                CA         181           09    $61,000.00       6/23/98            $326,000.00
8488249           1644  Glider CT              01         178            1   $407,500.00                                45

Thousand Oaks     91320                         7      11.775           95    $60,963.12        7/1/13        2        701

2657615           Rivera                       CA         181        RFC01    $25,492.00        7/7/98            $135,960.00

8476608           1004 Sunbird Drive           01         179            1   $169,950.00                                42
Watsonville       95076                         7                       95    $25,481.31        8/1/13        2        722
                                                        10.25

2657624           Wener                        CA         181           14    $40,000.00       5/28/98            $280,000.00
                                               01
8455842           7166 East Columbus Drive                177            1   $375,000.00                                46
Anaheim           92807                         6        11.9           86    $39,642.03        6/1/13        2        641

2657625           Krueger                      CA         181           14    $51,450.00        7/7/98            $274,400.00

8478273           289 A A San Benancio Raod    01         179            1   $343,000.00                                35

Salinas           93908                         7       10.25           95    $51,424.47        8/1/13        2        734

2657644           Alvarez                      CA          61           14    $14,000.00       6/18/98             $60,109.00

8474504           910 Taber Avenue             02          58            1    $95,000.00                                42
Yuba City         95991                         4        9.75           79    $13,634.54        7/1/03        2        685


2657727           Lopez                        CA         181           14    $14,800.00       6/11/98            $167,200.00
8476731           5534 Murieta Street          01         178            1   $209,000.00                                34

Ventura           93003                         6       9.775           88    $14,646.41        7/1/13        2        718

2657748           Peek                         CA         181           14    $26,000.00       5/22/98            $209,000.00

8456345           288 Peutz Valley Road        01         177            1   $265,000.00                                45
Alpine            91901                         6       10.65           89    $25,769.11        6/1/13        2        694


2657751           Parker                       CA         181           14    $52,500.00        7/9/98            $280,000.00
                  805 Orchid Avenue            01         179            1   $350,000.00                                45
8498362
Capitola          95010                         7      10.125           95    $52,374.78        8/1/13        2        718

2657774           Scarlett                     CA         181           14    $21,450.00       6/17/98            $171,950.00

8473951           106 Clearview Drive          01         178            1   $214,950.00                                36
                                                                        90
Vallejo           94591                         6        9.25                 $21,338.72        7/1/13        2        764




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2657795           Braverman                    CA         182           14    $31,200.00       5/28/98            $156,000.00

8489841           1307 Marissa Court           01         178            1   $208,000.00                                39
Rohnert Park      94928                         6                       90    $30,279.63                      2        706
                                                         10.5                                   7/1/13

2657839           Wilson                       MD         181           14    $38,550.00       7/10/98            $205,600.00

8486201           3437 Huntsman Run Road       01         179            1   $257,000.00                                37
Ellicott City     21042                         7       10.25           95    $38,533.83        8/1/13        2        758

2657842           Pesicka                      WI         181           14    $50,200.00       6/15/98            $268,000.00

8478497           M132 Mann Road               01         178            1   $335,000.00                                27

Marshfield        54449                         7        10.5           95    $50,159.93        7/1/13        2        763

2657868           Moffit                       CA         181           04    $28,800.00       6/25/98            $115,200.00

8485286           3402  Ladrillo Aisle         01         178            1   $144,000.00                                47
Irvine            92606                         7      11.275          100    $28,780.57        7/1/13        2        727


2657908           Moureaux                     CA         181           14    $20,400.00       7/16/98            $108,800.00
8537698           8137 Canyon Oak Drive        01         179            1   $136,000.00                                30

Citrus Heights    95610                         7       11.93           95    $20,400.00        8/1/13        2        669

2657911           Chestelson                   CA         181           09    $10,000.00       6/16/98            $132,500.00

8470882           322 Lizabeth Common          01         178            1   $170,000.00                                43
Santa Ana         92703                         7                       84     $9,991.58        7/1/13        2        757
                                                        10.25

2657916           Anstead                      CA         181           14    $35,000.00       6/30/98            $196,000.00
                                               02
8477333           24261 AMURRO Drive                      178            1   $246,000.00                                48
MISSION VIEJO     92691                         6        11.5           94    $34,852.39        7/6/13        2        742

2657941           Clawson                      CA         181           14    $16,500.00       6/26/98            $227,150.00

8474199           107 Meadow Road              01         178            1   $356,000.00                                15

Santa Cruz        95060                         7       9.845           69    $15,448.89        7/1/13        2        733

2657943           Coiffi                       NY         181           14    $17,500.00        7/2/98            $157,500.00

8529034           2071 Midland Drive           02         179            1   $175,000.00                                30
Yorktown Heights  10598                         7       11.52          100    $17,494.43        8/1/13        2        710


2657954           Busch                        CA         181           14    $24,750.00        7/6/98            $132,000.00
8485153           7813 Maynard                 01         179            1   $165,000.00                                30

West Hills        91304                         7        10.7           95    $24,740.58        8/1/13        2        712

2657956           Barrett                      MD         181           14    $47,250.00       7/24/98            $252,000.00

8525685           10405 Hardwood Court         01         179            1   $315,000.00                                33
Woodstock         21163                         7        9.35           95    $47,226.02        8/1/13        2        725


2657957           Mosby                        CA         181           14    $60,000.00        6/8/98            $324,000.00
                  35065 Spender Court          02         178            1   $413,000.00                                34
8481467
Fremont           94536                         6        10.5           93    $59,722.31        7/1/13        2        691

2657964           Gray                         VA         181           09    $45,000.00       6/15/98            $240,000.00

8475295           5 Kingsley Court             01         178            1   $300,000.00                                36
                                                                        95
Stafford          22554                         7        10.5                 $44,964.06        7/1/13        2        780




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2657968           Paulson                      MN         121           14    $11,750.00       7/31/98             $94,000.00

8522682           3968 Orchid Lane             01         119            1   $117,500.00                                32
Plymouth          55446                         5                       90    $11,690.97                      2        773
                                                          9.5                                   8/1/08

2657977           Sadowsky                     CA         181           14    $55,350.00        7/8/98            $224,900.00

8522336           115 Cherry Blossom Drive     01         179            1   $295,000.00                                40
San Jose          95123                         6        11.6           95    $55,234.93        8/1/13        2        701

2657982           Mikan                        CA         181           14    $55,500.00        7/7/98            $196,500.00

8487084           2098 Hood Drive              02         179            1   $280,000.00                                35

Woodland Hills    91362                         6        10.9           90    $55,376.79        8/1/13        2        702

2657984           Casebeer                     CA         181           14    $40,000.00        7/7/98            $320,000.00

8496317           705 Carmel Avenue            01         179            1   $400,000.00                                44
Seal Beach        90740                         6        10.4           90    $39,896.67        8/1/13        2        761


2658010           Tirman                       CA         181           14    $27,200.00        7/8/98            $183,750.00
8496424           266 Nellie Court             02         179            1   $245,000.00                                25

Newbury Park Area 91320                         7         9.6           87    $27,186.90        8/1/13        2        734

2658020           Dapper                       CA         181        RFC01    $58,300.00       7/15/98            $311,200.00

8521734           43 Baypoint Drive            01         179            1   $389,000.00                                39
San Rafael        94901                         7                       95    $58,275.55        8/1/13        2        684
                                                        10.25

2658027           Mussett                      TX         181           14    $37,950.00       6/23/98             $88,550.00
                                               01
8486961           11505 Heathrow Drive                    178            1   $126,500.00                                49
Austin            78759                         6          10          100    $37,766.10        7/1/13        2        698

2658047           Wolfe                        CA         181           14    $35,200.00        7/3/98            $281,600.00

8484362           17552 Berlark Circle         01         179            1   $352,000.00                                45

Huntington Beach  92649                         7       9.675           90    $35,183.31        8/1/13        2        733

2658048           Allen                        CA         181           04    $21,000.00        7/3/98            $168,000.00

8481970           16291 Countess Drive         02         179            1   $210,000.00                                43
Huntington Beach  92649                         7      10.175           90    $20,991.04        8/1/13        2        685


2658049           Loaiza                       CA         181           14    $29,350.00        7/8/98            $227,150.00
8476327           166 Malcolm                  01         179            1   $285,000.00                                45

Pasadena          91105                         7      10.175           90    $29,337.48        8/1/13        2        695

2658050           Keeler                       CA         181           14    $11,000.00        7/9/98             $83,300.00

8493942           2888 Temperance Avenue       02         179            1   $107,000.00                                31
Clovis            93611                         6      11.625           89    $10,976.56        8/1/13        2        634


2658051           Van Eekhout                  CA         181           14    $25,900.00        7/7/98            $207,200.00
                  17353 Vintage Street         01         179            1   $259,000.00                                35
8483737
(northridge Area) 91325                         6      11.175           90    $25,843.95        8/1/13        2        659

2658052           Thomas                       WA         181           04    $25,000.00        7/7/98            $132,000.00

8516395           2024 NorthWest 57th Avenue   02         179            1   $180,000.00                                40
                                                                        88
Seattle           98107                         6        11.1                 $24,890.56        8/1/13        2        663




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2658054           Cranmore                     CA         181           14    $32,400.00        7/9/98            $259,200.00

8484008           1620 South Corning Street    01         179            1   $324,000.00                                30
Los Angeles       90035                         7                       90    $32,385.44                      2        734
                                                        9.925                                   8/1/13

2658055           Dallas                       CA         181           14    $43,700.00       7/22/98            $349,600.00

8519308           4546 Noeline Avenue          01         179            1   $437,000.00                                35
Encino Area Los   91436                         6      10.175           90    $43,596.24        8/1/13        2        765

2658056           Liljenquist                  UT         121           14    $12,500.00        7/8/98                  $0.00

8490948           2265 North 4100 West         02         119            1    $74,000.00                                10

Corinne           84307                         5          10           17    $12,404.17        8/1/08        1        635

2658066           Lopez                        CA         181           04    $37,000.00        7/8/98            $197,600.00

8501736           4314 Glencoe Avenue          01         179            1   $247,000.00                                36
Marina Del Rey    90292                         6       9.875           95    $36,909.70        8/1/13        2        768


2658077           Aiu                          CA         181           09    $90,700.00       6/17/98            $483,750.00
8484057           2654 Viewridge Drive         01         178            1   $604,697.00                                43

Chino Hills       91709                         7      10.125           95    $90,621.53        7/1/13        2        754

2658108           Ianni                        CA         181           14    $50,000.00       7/10/98            $220,000.00

8500720           681 East Peltier Road        02         179            1   $285,000.00                                45
Acampo            95220                         6                       95    $49,890.55        8/1/13        2        732
                                                        11.05

2658131           McLaren                      WA         121           14    $11,300.00       5/22/98            $121,000.00
                                               02
8466641           2219 State Street                       117            1   $135,000.00                                34
Everett           98201                         5        10.6           98    $11,138.71        6/1/08        2        751

2658147           Peters                       CA         181           14    $19,950.00        7/2/98            $319,200.00

8523748           1051 South Bernardo Avenue   01         179            1   $400,000.00                                42

Sunnyvale         94087                         7       9.625           85    $19,940.44        8/1/13        2        743

2658157           Graham                       CA         181           14    $15,000.00        7/7/98            $153,477.00

8521833           29935 Los Nogales Road       02         179            1   $192,000.00                                42
Temecula          92591                         6        10.4           88    $14,965.12        8/1/13        2        736


2658160           Bae                          NJ         180           14    $60,000.00        7/8/98            $144,938.00
8480923           325 East Midland Avenue      02         178            1   $232,000.00                                48

Paramus           07652                         6        11.1           89    $59,869.27       7/13/13        2        682

2658188           Gepford                      ID         180           14    $30,000.00        7/8/98             $50,938.00

8479883           1104 North Garden Avenue     02         178            1   $101,500.00                                40
Boise             83706                         6       10.25           80    $29,585.97       7/13/13        2        682


2658202           Cohoon                       GA         181           09    $31,750.00       6/30/98            $158,850.00
                  115 Hillman Court            01         178            1   $211,818.00                                28
8531386
Alpharetta        30022                         7           9           90    $31,715.18        7/1/13        2        685

2658207           Leary                        CA         181           04    $30,000.00       7/15/98            $480,000.00

8517203           308 North Sycamore Avenue    01         179            1   $600,000.00                                31
                                                                        85
Los Angeles       90036                         7        10.4                 $29,987.82        8/1/13        2        750




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2658212           Green                        ID         180           14    $30,000.00        7/9/98             $99,997.00

8478133           14143 Highway 44             02         178            1   $164,000.00                                29
Caldwell          83605                         6                       80    $29,549.65                      2        771
                                                         9.75                                  7/15/13

2658215           Odery                        FL         181           14    $26,500.00        7/6/98            $100,665.00

8517401           10270 SouthWest 37th         02         179            1   $135,000.00                                45
Miami             33165                         6       11.65           95    $26,437.27        8/1/13        2        702

2658231           Menne                        OR         181           14    $26,500.00       6/26/98            $212,000.00

8490443           2625 Arbor Drive             02         178            1   $265,000.00                                38

West Linn         97068                         6         9.5           90    $26,365.61        7/1/13        2        746

2658233           Gorak II                     MD         181           09    $37,800.00       7/30/98            $201,600.00

8530677           11220 Minstrel Tune Drive    01         179            1   $252,000.00                                39
Germantown        20876                         7        9.75           95    $37,800.00        8/1/13        2        774


2658234           Buckingham                   CO         181           14    $13,800.00       8/11/98            $110,400.00
8539421           6668 South Logan Street      01         180            1   $138,000.00                                42

Littleton         80121                         7        9.75           90    $13,800.00        9/1/13        2        782

2658236           Fleischer                    CA         181           04    $82,500.00        7/9/98            $660,000.00

8490302           325 Locust Street            01         179            1   $825,000.00                                26
San Francisco     94118                         7                       90    $82,464.65        8/1/13        2        729
                                                        10.15

2658243           Cade                         CA         181           14    $39,900.00       6/10/98            $212,800.00
                                               01
8522781           1380 Cypress Court                      178            1   $266,000.00                                43
Gilroy            95020                         7          11           95    $39,871.41        7/1/13        2        764

2658255           Ishikawa                     CA         181           14    $34,000.00        7/8/98            $272,000.00

8495251           818 Monterey Road            01         179            1   $340,000.00                                41

South Pasadena    91030                         7      10.475           90    $33,999.90        8/1/13        2        764

2658262           Yupamake                     CA         181           14    $19,500.00       7/13/98            $104,000.00

8521593           18715 Covello Street         01         179            1   $130,000.00                                41
Reseda            91335                         7      10.475           95    $19,492.21        8/1/13        2        779


2658263           Doyle                        CA         181           14    $46,350.00        7/8/98            $247,200.00
8490260           8376 Kenyon Avenue           01         179            1   $309,000.00                                38

Los Angeles       90045                         7        10.2           95    $46,330.36        8/1/13        2        767

2658276           Sherman                      CA         181           04    $11,800.00        7/9/98             $94,400.00

8518987           527 East Elmwood Avenue      01         179            1   $118,000.00                                33
Burbank           91510                         7        9.85           90    $11,794.61        8/1/13        2        740


2658280           Savopoulos                   CA         181           14    $80,000.00       7/21/98            $470,000.00
                  28432 Via Pasito             02         179            1   $650,000.00                                45
8521221
San Juan          92675                         6       11.57           85    $79,833.21        8/1/13        2        701

2658288           Khan                         CA         181           14    $63,100.00       6/17/98            $336,350.00

8480352           1843 Fumia Place             01         178            1   $420,488.00                                40
                                                                        95
San Jose          95131                         6       10.75                 $62,814.63        7/1/13        2        712




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2658311           Nguyen                       CA         181           14    $30,000.00        7/8/98            $363,000.00

8491755           3223 Cantada Court           01         179            1   $454,402.00                                31
San Jose          95135                         6                       87    $29,746.87                      2        733
                                                        9.875                                   8/1/13

2658312           Robertson                    CA         181           14    $29,200.00        7/8/98            $233,600.00

8520058           2345 Casa Grande             01         179            1   $292,000.00                                38
Pasadena          91104                         7       9.975           90    $29,187.01        8/1/13        2        758

2658392           Kidane                       CA         181           04    $40,100.00        7/8/98            $200,600.00

8479842           3608 West Estates Lane       01         179            1   $267,500.00                                42

Palos Verdes      90274                         7       10.85           90    $40,085.23        8/1/13        2        665

2658395           Ingles                       CA         181           14    $35,000.00        7/8/98            $340,000.00

8518953           2937 Sapra Street            01         179            1   $425,000.00                                34
Thousand Oaks     91362                         7        10.6           89    $34,986.39        8/1/13        2        650


2658400           Chandler                     MI          60           14    $20,000.00       7/21/98             $41,864.00
8497539           23790 Koths Street           02          58            1    $83,000.00                                36

Taylor            48180                         4        9.87           75    $19,740.50       7/26/03        2        716

2658425           Fernandez                    CA         121           14    $40,000.00        6/4/98            $198,500.00

8476947           4849 Tammy Court             01         118            1   $275,000.00                                44
Union City        94587                         5                       87    $39,647.43        7/1/08        2        676
                                                        11.85

2658438           Lee                          OR         120           14    $13,000.00        7/9/98            $112,500.00
                                               01
8484719           740 SW Willow Creek Dr                  118            1   $150,000.00                                35
Beaverton         97006                         5       9.875           84    $12,748.45       7/20/08        2        758

2658441           Rockwood                     ID         180           14    $30,000.00        7/9/98             $26,814.00

8478257           319 Central Kings Road       02         178            1    $85,000.00                                28

Nampa             83687                         6          10           67    $29,927.01       7/27/13        2        716

2658444           Lomanto                      NJ         180           15    $24,400.00       7/10/98            $195,200.00

8476194           266 Saddle River Road        01         178            1   $244,000.00                                47
Saddle Brook      07667                         7        10.8           90    $24,381.74       7/10/13        2        724


2658460           Comas                        CA         181           14    $24,000.00       7/10/98            $195,000.00
8496903           3844 Keeshen Drive           02         179            1   $260,000.00                                32

Los Angeles       90066                         7      10.725           85    $23,990.92        8/1/13        2        697

2658464           Warner                       CA         181           14    $50,000.00       4/28/98            $165,900.00

8468563           3624 Royal Road              01         176            1   $260,000.00                                44
Vista             92084                         6       11.65           84    $49,388.92        5/1/13        2        642


2658466           Borja                        CA         182           14    $53,850.00       6/30/98            $287,200.00
                  1317 Crestwood Drive         01         179            1   $359,000.00                                31
8493199
San Jose          95118                         7      12.845           95    $53,826.42        8/1/13        2        677

2658469           Hamlin                       CA         182           14    $15,000.00       6/29/98            $304,000.00

8486060           1457 Redwood Drive           01         179            1   $380,000.00                                42
                                                                        84
Santa Cruz        95060                         6      10.345                 $14,964.94        8/1/13        2        737




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2658472           Kirsh                        NY         181           16    $75,000.00       7/13/98            $225,000.00

8532095           640 Montgomery Street        02         179            1   $300,000.00                                30
Brooklyn          11225                         7                      100    $75,000.00                      2        757
                                                         10.5                                   8/1/13

2658474           McGowan                      CA         181           14    $30,000.00       5/29/98            $225,000.00

8462111           6910 East Lathrop Road       01         177            1   $300,000.00                                40
Manteca           95336                         6       10.15           85    $29,624.23        6/1/13        2        697

2658496           Stout                        CO         181           14    $31,600.00       7/10/98            $158,250.00

8479222           3143 Silverwood Drive        01         179            1   $211,000.00                                44

Fort Collins      80525                         7         9.5           90    $31,584.46        8/1/13        2        748

2658502           Magnone                      NJ         180           14    $20,600.00       7/10/98            $107,148.00

8489528           8 Sheffield Court            02         178            1   $134,500.00                                44
Old Bridge        08857                         6        12.6           95    $20,520.94       7/15/13        2        675


2658516           Costanzo                     NJ         181           14    $30,000.00        6/5/98            $113,602.00
8479420           205 Norman Way               02         178            1   $230,000.00                                30

Paramus           07652                         7         9.1           63    $29,967.78        7/1/13        2        706

2658518           Caciola                      CA         181           14    $10,250.00       7/10/98            $194,750.00

8498958           1613 Cabrillo Avenue         02         179            1   $205,000.00                                36
Venice            90291                         6                      100    $10,227.72        8/1/13        2        756
                                                       11.125

2658527           Ourada                       CO         181           14    $31,800.00       7/16/98            $134,395.00
                                               02
8491979           6223 South Jackson Street               179            1   $175,000.00                                34
Littleton         80121                         6       10.59           95    $31,727.34        8/1/13        2        748

2658528           Cummings                     WA         181           14    $97,500.00        7/9/98            $227,400.00

8486029           23207 SouthEast 135 Court    01         179            1   $325,000.00                                37

Issaquah          98207                         7      11.175          100    $97,407.97        8/1/13        2        695

2658529           Fernandez                    CA         181           14    $26,500.00        7/6/98            $212,000.00

8497190           4180 Vincente Street         01         179            1   $265,000.00                                41
Fremont           94536                         7       9.875           90    $26,437.95        8/1/13        2        756


2658530           Ling                         CA         181        RFC01    $36,000.00       6/23/98            $134,950.00
8497448           4861 Starflower Drive        01         178            1   $179,950.00                                34

Martinez          94553                         7      10.375           95    $35,830.67        7/1/13        2        785

2658536           Grove, IV                    CA         181           14    $33,600.00        6/5/98            $268,800.00

8489205           1515 Arbutus Drive           01         178            1   $336,000.00                                41
Walnut Creek      94595                         6       10.25           90    $33,440.86        7/1/13        2        763


2658702           Martin                       CA         181           14    $41,200.00       5/26/98            $220,000.00
                  9641 Warburton Drive         01         177            1   $275,000.00                                39
8463309
Huntington Beach  92646                         6       10.15           95    $40,903.36        6/1/13        2        758

2658707           Petrarca                     CA         181           14    $31,000.00       5/19/98            $227,000.00

8463424           1517 Shadow Knolls Lane      01         177            1   $330,000.00                                42
                                                                        79
El Cajon          92020                         6        9.15                 $30,191.89        6/1/13        2        746




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2658749           Coleman                      CA         181           09    $35,900.00        6/4/98            $287,200.00

8477531           711 Carlston Avenue          01         178            1   $359,000.00                                41
Oakland           94610                         6                       90    $35,385.31                      2        768
                                                         9.75                                   7/1/13

2658795           Fredrick                     NJ         181           04    $23,800.00       7/27/98            $190,400.00

8522229           23 Dorchester Drive          01         179            1   $240,000.00                                37
Basking Ridge     07920                         6          10           90    $23,742.57        8/1/13        2        769

2658810           Movius                       CA         181           14   $100,000.00       7/10/98            $534,400.00

8495491           1804 Elm Avenue              01         179            1   $668,000.00                                39

Manhattan Beach   90266                         7        10.1           95    $99,956.70        8/1/13        2        798

2658837           Zerrer                       VA         181           09    $55,650.00       6/15/98            $296,800.00

8476111           1571 Old Eaton Lane          01         178            1   $371,000.00                                20
Reston            20194                         7       10.75           95    $55,607.89        7/1/13        2        687


2658843           Mandrell                     CA         181           14    $10,000.00       6/17/98            $292,000.00
8500035           1373 Cimarron Drive          01         178            1   $365,000.00                                28

Santa Ynez        93460                         6       10.12           83     $9,952.06        7/1/13        2        784

2658844           Uematsu                      CA         181           09    $10,000.00       7/10/98            $227,150.00

8520421           6 Sugarpine Drive            01         179            1   $320,000.00                                25
Trabuco Canyon    92679                         6                       75     $9,855.64        8/1/13        2        784
                                                         9.05

2658853           Walker                       NJ         181           14    $17,000.00       6/11/98             $55,983.00
                                               02
8478307           106 Sounds Avenue                       178            1   $150,000.00                                45
Sea Isle          08243                         6        9.55           49    $16,914.16        7/1/13        2        692

2658860           Brown                        CA         181           04    $50,200.00        7/9/98            $268,000.00

8498776           4780-H La Villa Marina       01         179            1   $335,000.00                                40

Marina Del Rey    90292                         6       9.775           95    $50,076.36        8/1/13        2        742

2658863           Adragna                      CA         181           14    $20,250.00       6/19/98            $162,000.00

8480634           4009 Mellowood Drive         01         178            1   $202,500.00                                28
Oakley            94561                         6      12.625           90    $20,173.22        7/1/13        2        717


2658870           Blayney                      NM         181           14    $20,000.00       5/14/98             $40,733.00
8466732           1504 Dewey Lane              02         177            1   $111,000.00                                35

Alamogordo        88310                         6       9.825           55    $19,637.97        6/1/13        2        770

2658891           Avila                        CA         181           14    $21,750.00        7/9/98            $116,000.00

8519993           9692 West Cerritos Avenue    02         179            1   $145,000.00                                40
Anaheim           92804                         6        10.5           95    $21,699.89        8/1/13        2        713


2658918           Maiten                       CA         181           04    $10,000.00       6/26/98             $72,000.00
                  6275 Canoga Ave(woodland     01         178            1    $90,000.00                                47
8471112
Los Angeles       91367                         7      11.025           92     $9,992.88        7/1/13        2        716

2658924           White                        OR         181           14    $28,875.00        7/9/98            $462,000.00

8484925           15184 SouthWest 133rd        02         179            1   $577,500.00                                34
                                                                        85
Tigard            97224                         7        10.3                 $28,863.02        8/1/13        2        706




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2658931           Putch                        CA         181           14    $34,750.00        7/8/98            $329,000.00

8524167           3972 Sunswept Drive          01         179            1   $485,000.00                                43
Los Angeles       91604                         7                       75    $34,734.20                      2        755
                                                        9.875                                   8/1/13

2658936           Kennedy                      CA         181           09    $56,250.00       7/14/98            $300,000.00

8525115           92 Nighthawk                 01         179            1   $375,000.00                                32
Irvine            92604                         6      11.875           95    $56,136.06        8/1/13        2        656

2658944           Huibregste                   MA         181           14    $18,100.00       7/15/98            $145,200.00

8528333           121 Maple Avenue             01         179            1   $181,500.00                                37

Shrewsbury        01545                         7       9.475           90    $17,942.91        8/1/13        2        747

2658948           Flaxman                      CA         181           14    $38,000.00       7/10/98            $650,000.00

8516643           235 Eldridge Avenue          01         179            1   $860,000.00                                44
Mill Valley       94941                         6       9.675           80    $37,905.55        8/1/13        2        745


2658951           Tolentino                    CA         181           14    $19,500.00       5/14/98            $292,500.00
8466765           1842 Tersini Court           02         177            1   $390,000.00                                44

San Jose          95131                         6       10.45           80    $19,116.15        6/1/13        2        687

2658969           Currier                      CA         182           14    $64,000.00       6/30/98            $341,560.00

8492852           3210 Quail Lane              01         179            1   $426,975.00                                45
Morgan Hill       95037                         7                       95    $63,971.08        8/1/13        2        682
                                                          9.9

2658973           Lee                          UT         181           14    $20,000.00        8/4/98             $83,473.00
                                               02
8531733           481 South 725 East                      180            1   $120,000.00                                41
Layton            84041                         6       11.59           87    $20,000.00        9/1/13        2        669

2658976           Cacacho                      CA         181           14    $51,500.00       7/13/98            $214,000.00

8524761           34512 Salinas Place          01         179            1   $295,000.00                                39

Fremont           94555                         7      10.625           90    $51,480.08        8/1/13        2        680

2658982           Lambertson                   CA         181           14    $15,000.00       7/16/98            $184,000.00

8497836           1604 North Fairview Street   02         179            1   $230,000.00                                26
Burbank           91505                         7      11.175           87    $14,994.85        8/1/13        2        656


2658985           Silver                       CA         181           14    $48,000.00       7/10/98            $192,000.00
8496838           5750 Saloma Avenue           02         179            1   $240,000.00                                49

Van Nuys          91411                         7        12.6          100    $47,904.00        8/1/13        2        715

2658986           Brizendine                   CA         181           14    $50,000.00       7/11/98            $262,000.00

8497265           2152 Beidgegate Court        02         179            1   $350,000.00                                31
Thousand Oaks     91361                         6      11.525           90    $49,895.32        8/1/13        2        643


2658987           Semmel                       OR         181           14    $30,000.00       7/15/98            $148,600.00
                  615 3rd Avenue SouthEast     02         179            1   $188,000.00                                39
8517195
Albany            97321                         7        13.6           95    $29,940.00        8/1/13        2        644

2658990           Sohl                         CA         181           14    $50,000.00        7/1/98            $683,050.00

8495475           362 Havana Avenue            02         179            1   $800,000.00                                32
                                                                        92
Long Beach        90814                         6        12.5                 $49,904.56        8/1/13        2        648




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2658993           Loehrlein                    CA         181           14    $18,875.00       6/10/98            $301,600.00

8490724           1720 Central Avenue          01         178            1   $377,500.00                                42
Alameda           94501                         6                       85    $18,787.64                      2        773
                                                         10.5                                   7/1/13

2658999           Hackett                      MA         181           14    $40,500.00       7/15/98            $324,000.00

8480972           75 Sherman Street            01         179            1   $405,000.00                                42
Belmont           02178                         7       9.475           90    $40,479.97        8/1/13        2        729

2659004           Forgay                       CA         181           14    $37,800.00       6/25/98            $302,400.00

8479800           8895 E. Cloudview Way        01         178            1   $378,000.00                                31

Anaheim           92808                         7         9.5           90    $37,762.65        7/1/13        2        693

2659005           Condron                      CA         181           14    $31,000.00       6/24/98            $248,000.00

8475485           177 Park Avenue              01         178            1   $310,000.00                                34
Long Beach        90803                         7        9.75           90    $30,967.26        7/1/13        2        737


2659006           Roth                         CA         181           14    $50,000.00       6/19/98            $340,000.00
8490609           27872 Wave Crest Lane        01         178            1   $425,000.00                                48

Dana Point        92629                         7       12.75           92    $49,975.67        7/1/13        2        650

2659043           Walker                       CO         181           14    $17,200.00       7/15/98             $92,408.00

8498743           700 Lilac Drive              02         179            1   $124,000.00                                28
Windsor           80550                         6                       89    $17,163.18        8/1/13        2        662
                                                        11.29

2659044           Tillery                      NM         181           14    $35,000.00       7/14/98            $114,559.00
                                               02
8488595           12020 Apache Avenue                     179            1   $157,000.00                                34
Albuquerque       87111                         6       11.09           96    $34,923.67        8/1/13        2        693

2659094           Caito                        CA         181           14    $77,100.00       7/10/98            $413,600.00

8489098           2 Alincante                  02         179            1   $530,000.00                                32

Coto De Caza      92679                         7      10.725           93    $77,070.81        8/1/13        2        702

2659111           Newman                       CA         181           14    $33,450.00        7/1/98            $167,250.00

8496879           427  Ann CT                  01         179            1   $223,000.00                                43
Livermore         94550                         7      11.275           90    $33,438.77        8/1/13        2        680


2659113           Harding                      NM         181           14    $16,000.00        7/1/98             $75,753.00
8466484           17  Lost Trail RD            02         179            1    $99,000.00                                26

Roswell           88201                         6      10.525           93    $15,963.22        8/1/13        2        690

2659117           Nydell                       CO         181           14    $35,900.00        7/1/98            $175,000.00

8466229           630  20 RD                   02         179            1   $222,000.00                                40
Grand Junction    81503                         7      12.275           95    $35,890.34        8/1/13        2        667


2659118           Risley                       CA         182           14    $15,000.00       6/29/98            $132,000.00
                  1212 S Birch ST              02         179            1   $165,000.00                                41
8466237
Santa Ana         92707                         6      10.775           90    $14,966.31        8/1/13        2        688

2659119           Sharp                        CO         181           14    $27,000.00        7/6/98            $108,000.00

8466385           10470  Inca ST               01         179            1   $135,000.00                                45
                                                                       100
Northglenn        80234                         7      11.025                 $26,990.42        8/1/13        2        721




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2659126           Kerr                         NJ         181           14    $32,500.00        7/1/98             $91,000.00

8466039           359  Porchtown RD            02         179            1   $130,000.00                                42
Franklin Township 08344                         6                       95    $32,424.43                      2        690
                                                         10.4                                   8/1/13

2659128           Cayes                        CA         182           04    $45,800.00       6/30/98            $183,200.00

8475329           420  Milan DR  202           01         179            1   $229,000.00                                28
San Jose          95134                         7      11.525          100    $45,785.44        8/1/13        2        686

2659129           Mather                       CA         181           14    $39,000.00        7/2/98            $208,000.00

8465924           34422  Locke AVE             01         179            1   $260,000.00                                45

Fremont           94555                         7      10.775           95    $38,985.40        8/1/13        2        746

2659130           Kelly                        MI         121           14    $20,000.00        7/1/98             $39,256.00

8466005           7543  Cadillac               02         119            1    $60,000.00                                38
Warren            48091                         5      10.975           99    $19,907.70        8/1/08        2        715


2659144           Kapinos                      MA         181           14    $31,250.00       6/22/98            $213,750.00
8485344           18 Oakland Avenue            01         178            1   $285,000.00                                32

Arlington         02174                         7       8.875           86    $31,214.83        7/1/13        2        759

2659159           Burke III                    MA         181           14    $39,000.00       6/26/98            $312,000.00

8485351           21 Parsons Drive             01         178            1   $390,000.00                                50
Swampscott        01907                         7                       90    $38,964.41        7/1/13        2        640
                                                        9.875

2659173           Agnew                        MA         181           15    $22,350.00       6/15/98            $119,200.00
                                               01
8485377           27 Pine Street                          178            1   $149,000.00                                28
Pepperell         01463                         7       9.825           95    $22,318.97        7/1/13        2        754

2659180           Smith                        WA         181           14    $26,000.00       7/13/98            $110,400.00

8490005           7705 East Casino Road        02         179            1   $138,000.00                                48

Everett           98203                         6        11.5           99    $25,945.44        8/1/13        2        706

2659186           Turowski                     MA         181           14    $20,000.00       6/16/98            $160,000.00

8485393           253 Mountain Avenue          01         178            1   $200,000.00                                22
Revere            02151                         7       8.875           90    $19,977.49        7/1/13        2        715


2659189           Smith Jr                     CA         182           14    $45,000.00       6/29/98            $360,000.00
8486037           276 Las Miradas Drive        01         179            1   $450,000.00                                32

Los Gatos         95032                         7      10.345           90    $44,981.51        8/1/13        2        755

2659210           Fields                       CA         181           14    $19,700.00        7/6/98            $157,600.00

8497174           31355 Hugh Way               01         179            1   $197,000.00                                45
Hayward           94544                         7       9.875           90    $19,512.11        8/1/13        2        734


2659217           Garcia                       CA         181           04    $26,845.00       3/19/98            $122,204.00
                  16180 Avenida Venusto        01         175            1   $157,000.00                                44
8466401
San Diego         92128                         6        10.5           95    $26,530.26        4/1/13        2        717

2659220           Muccilli                     MA         180           14    $28,950.00        6/5/98            $144,750.00

8485419           3402 Woodbridge Road         01         177            1   $193,000.00                                31
                                                                        90
Peabody           01960                         7       9.625                 $28,908.06        6/1/13        2        780




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2659221           Polk                         CA         181           14    $90,000.00       4/27/98            $975,000.00

8466450           622 Mystic Way               02         176            1 $1,500,000.00                                45
Laguna Beach      92651                         6                       71    $89,306.45                      2        687
                                                          9.4                                   5/1/13

2659231           Moverman                     MA         181           14    $56,350.00        6/8/98            $227,150.00

8485427           99 Hay Meadow Road           01         178            1   $315,000.00                                50
North Andover     01845                         7           9           90    $56,288.22        7/1/13        2        754

2659234           Iberra-Garcia                CO         181           14    $10,000.00       6/22/98             $78,750.00

8473571           980 Fremont Avenue           02         178            1   $105,000.00                                44

Penrose           81240                         6        10.5           85     $9,944.18        7/1/13        2        798

2659236           Kerber                       MA         180           14    $25,000.00        7/2/98            $188,750.00

8485435           45 Dawson Drive              01         178            1   $237,500.00                                31
Sudbury           01776                         7       9.625           90    $24,975.94        7/1/13        2        661


2659246           Rouhana                      MA         181           14    $40,000.00       6/25/98            $225,000.00
8485450           21 Westminster Avenue        01         178            1   $300,000.00                                29

Arlington         02174                         7           9           89    $39,956.14        7/1/13        2        762

2659249           Quinn                        CA         181           09    $46,000.00       6/18/98            $368,000.00

8479750           3381 Washington Court        01         178            1   $465,000.00                                37
Alameda           94501                         7                       90    $45,944.68        7/1/13        2        671
                                                         10.5

2659251           Kuniega                      MA         181           14    $10,700.00       6/24/98            $227,150.00
                                               01
8485468           50 Lost Pond Lake                       178            1   $324,000.00                                44
North Andover     01845                         7      10.125           74    $10,690.74        7/1/13        2        757

2659263           Murphy                       CA         181           14    $36,000.00       7/10/98            $288,000.00

8534497           1312 Yosemite Avenue         01         179            1   $360,000.00                                38

San Jose          95126                         7       9.875           90    $35,983.64        8/1/13        2        772

2659265           Gonzalez                     CA         181           14    $43,000.00       7/13/98            $183,000.00

8497430           8160 Edmaru Avenue           02         179            1   $229,000.00                                32
Whittier          90602                         6        10.9           99    $42,785.30        8/1/13        2        722


2659266           Hitch                        CA         181           14    $21,000.00       7/13/98            $157,500.00
8529729           23203 Antler Drive           01         179            1   $210,000.00                                44

Diamond Bar       91765                         6      10.275           85    $20,950.59        8/1/13        2        708

2659269           Khoo                         MD         180           14   $102,500.00       5/21/98            $685,000.00

8476244           11 Chamaral Court            01         176            1 $1,000,000.00                                44
Cockeysville Hunt 21030                         6         8.5           79   $101,644.00       5/27/13        2        691


2659271           Emata                        CA         181           14    $74,900.00       7/10/98            $142,000.00
                  191 Callan Street            02         179            1   $241,000.00                                26
8535015
Milpitas          95035                         7       9.875           90    $74,620.54        8/1/13        2        775

2659273           White                        MA         240           14    $35,850.00        6/4/98            $179,250.00

8485476           65 Campmeeting Road          01         237            1   $239,000.00                                27
                                                                        90
Topsfield         01983                         9       9.625                 $35,700.15        6/1/18        2        764




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2659282           North                        MI         180           14    $17,000.00       7/22/98             $26,566.00

8497729           1585 Foley                   02         178            1    $85,000.00                                15
Yosilanti         48198                         6                       52    $16,957.92                      2        716
                                                         9.72                                  7/26/13

2659284           Meagher                      MI         120           14    $15,000.00       7/27/98             $74,711.00

8499733           8140 Emberly Drive           02         118            1   $120,000.00                                20
Jenison           49428                         5       10.17           75    $14,927.13       7/30/08        2        668

2659286           Tolentino                    CA         181           14    $33,000.00       6/16/98            $232,000.00

8497620           2551 Freeborn Street         01         178            1   $295,000.00                                41

Duarte            91010                         6       14.75           90    $32,820.15        7/1/13        2        682

2659287           Salgado                      CA         180           09    $57,500.00        6/2/98            $460,000.00

8473969           31562 Via Dulcinea           01         177            1   $575,000.00                                48
San Juan          92675                         7      11.325           90    $56,484.29        6/1/13        2        684


2659288           Maclellan                    MA         240           14    $20,000.00        7/3/98            $227,000.00
8485492           105 Granite Street           01         238            1   $337,000.00                                47

Medfield          02052                         9         9.5           74    $19,943.58        7/1/18        2        787

2659293           Bhattacharjee                VA         181           09    $30,200.00       6/30/98            $241,600.00

8486755           14085 Eagle Chase Circle     01         178            1   $303,045.00                                33
Chantilly         20151                         7                       90    $30,166.88        7/1/13        2        739
                                                            9

2659351           Towle                        CA         181           14    $38,100.00        6/9/98            $304,800.00
                                               01
8485500           206 South Bayview Avenue                178            1   $381,000.00                                24
Sunnyvale         94086                         7           9           90    $38,058.22        7/1/13        2        725

2659360           Horn                         MI         180           14    $20,000.00        7/8/98             $40,062.86

8485831           33714 Somerset Street        02         178            1    $95,000.00                                41

Westland          48186                         6        9.07           64    $19,701.21       7/12/13        2        670

2659370           Kehner                       MA         181           04    $15,500.00       6/29/98            $116,250.00

8485534           121 Charles Street Unit      01         178            1   $155,000.00                                28
Boston            02114                         7       9.625           85    $15,485.08        7/1/13        2        796


2659382           Glaser                       CA         181           14    $45,500.00       6/19/98            $364,000.00
8481350           2715 West 233rd Street       01         178            1   $455,000.00                                45

Torrance          90505                         6      10.875           90    $45,296.59        7/1/13        2        776

2659389           Graves                       AL         121           14    $19,500.00       7/14/98            $167,000.00

8531444           5351 Jane Road               02         119            1   $190,000.00                                38
Millbrook         36054                         5        11.7           99    $19,303.01        8/1/08        2        756


2659398           Peterson                     AZ         181           14    $29,500.00       7/14/98            $217,500.00
                  1811 East Washington         02         179            1   $260,000.00                                25
8521445
Gilbert           85234                         7       10.35           95    $29,487.89        8/1/13        2        737

2659400           Buck                         CA         181           09    $36,150.00       6/19/98            $192,000.00

8479792           5475 Cerro Sur               01         178            1   $241,000.00                                28
                                                                        95
Richmond          94803                         7       10.05                 $36,118.22        7/1/13        2        758




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2659402           Baird                        MA         180           14    $49,000.00        7/2/98            $392,000.00

8485559           70 Washington Street         01         178            1   $490,000.00                                27
Sherborn          01770                         7                       90    $48,916.97                      2        725
                                                        8.875                                   7/1/13

2659404           Fesko                        NJ         181           14    $35,000.00        7/2/98            $168,000.00

8468225           47 S Franklin Turnpike       02         179            1   $210,000.00                                44
Ramsey            07446                         6        10.9           97    $34,922.31        8/1/13        2        721

2659408           Wilson                       NV         181           14    $34,000.00        7/1/98            $267,000.00

8469793           525  Sable CIR               02         179            1   $335,000.00                                45

Verdi             89439                         6        10.9           90    $33,924.52        8/1/13        2        664

2659409           Stewart                      CA         182           14    $14,400.00       6/29/98             $96,000.00

8468621           2230 N  AVE                  02         179            1   $138,000.00                                28
Chico             95926                         6       9.525           80    $14,363.71        8/1/13        2        720


2659411           Litchfield                   FL         181           09    $20,000.00        7/8/98            $201,777.00
8468654           1164 South Egret Circle      01         179            1   $253,210.00                                29

Jupiter           33458                         6       9.275           88    $19,948.44        8/1/13        2        782

2659412           Padgett                      NC         180           14    $14,900.00        7/2/98             $59,600.00

8469934           723 W Graham ST              02         178            1    $74,500.00                                41
Shelby            28150                         7                      100    $14,818.62        7/1/13        2        716
                                                       10.025

2659415           Richter                      WI         180           14    $15,600.00        7/2/98             $83,000.00
                                               02
8468456           6323  60th AVE                          178            1   $104,000.00                                38
Kenosha           53142                         6      10.775           95    $15,529.61        7/1/13        2        769

2659417           Suarez                       FL         181           14    $24,000.00        7/2/98            $216,000.00

8468514           3101 SouthWest 22nd Avenue   02         179            1   $240,000.00                                29

Miami             33133                         6      11.275          100    $23,948.56        8/1/13        2        725

2659420           Miller Jr                    CA         182           14    $25,000.00       6/29/98            $240,000.00

8468340           34  Los Alondras CT          02         179            1   $300,000.00                                30
Novato            94947                         6      12.525           89    $23,309.45        8/1/13        2        628


2659421           Mumford                      NJ         180           14    $50,000.00        7/2/98                  $0.00
8468357           611  S Edgemere DR           02         178            1   $270,000.00                                25

Ocean Township    07711                         6        10.4           19    $49,766.46        7/1/13        1        792

2659423           Habr                         CA         181           14    $60,000.00       6/25/98            $320,000.00

8484784           2504  23rd ST                01         178            1   $400,000.00                                45
Santa Monica      90405                         6        10.4           95    $59,719.75        7/1/13        2        729


2659426           Olsen                        UT         181           14    $10,000.00       7/13/98            $120,450.00
                  1938 South 3200 West         02         179            1   $140,000.00                                39
8481228
Young Ward        84339                         6        10.5           94     $9,976.50        8/1/13        2        717

2659435           Goulding                     CA         181           14    $35,000.00       6/22/98            $170,000.00

8530792           15893 Egret Drive            02         178            1   $249,000.00                                45
                                                                       100
Tracy             95376                         7      11.375                 $34,862.89        7/1/13        2        673




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2659436           Janis                        UT         181           04    $19,290.00       7/14/98            $102,890.00

8484065           282 West 960 South           01         179            1   $129,000.00                                37
Provo             84601                         7                       95    $19,280.16                      2        752
                                                        9.325                                   8/1/13

2659496           Sepulveda                    CA         181           15    $21,000.00        8/3/98            $290,600.00

8539181           1815- 1817 Oak Avenue        02         180            1   $390,000.00                                39
Redwood City      94061                         7         8.6           80    $20,987.53        9/1/13        2        717

2659499           Gonzalez                     CA         181           14    $10,000.00       7/15/98            $135,200.00

8521924           16173 Wedgeworth Drive       02         179            1   $169,000.00                                35

Hacienda Heights  91745                         6      10.025           86     $9,951.66        8/1/13        2        714

2659500           WOLF                         CA         181           09    $50,000.00        7/8/98            $284,000.00

8520595           1471 Cresthaven Lane         01         179            1   $355,000.00                                28
San Jose          95118                         7       10.65           95    $49,961.35        8/1/13        2        706


2659502           Reid                         FL         181           14    $17,600.00        7/8/98             $94,000.00
8497042           2117 SouthWest Larchmont     02         179            1   $117,500.00                                44

Port St. Lucie    34984                         6       13.15           95    $17,568.45        8/1/13        2        653

2659503           Phillips                     CA         181           14    $49,500.00        7/1/98            $264,000.00

8492910           1433 Bouret Drive            01         179            1   $330,000.00                                41
San Jose          95118                         7                       95    $49,479.90        8/1/13        2        772
                                                         10.4

2659504           Morin                        CA         181           14    $33,000.00        7/2/98            $165,000.00
                                               01
8496820           10261 Shoreham Court                    179            1   $220,000.00                                41
San Jose          95127                         6       10.15           90    $32,921.47        8/1/13        2        692

2659505           Lim                          CA         181           14    $36,500.00        7/8/98            $292,000.00

8520645           1429 Inwood Court            01         179            1   $365,000.00                                40

Campbell          95008                         6        9.65           90    $36,409.07        8/1/13        2        696

2659506           Lilliston                    CA         181           14    $42,700.00        7/8/98            $228,000.00

8520819           848 Cedar Street             01         179            1   $285,000.00                                41
Alameda           94501                         6       10.65           95    $40,792.56        8/1/13        2        711


2659507           Grimsby                      CA         182           14   $100,000.00       6/29/98            $245,000.00
8519217           2390 Stanton Hill Road       01         179            1   $352,351.00                                44

Castro Valley     94546                         7       10.95           98    $99,662.50        8/1/13        2        733

2659508           Espil                        OR         181           14    $31,500.00       7/15/98            $107,455.00

8491151           1455 SouthWest 205th Place   02         179            1   $150,000.00                                28
Aloha             97006                         7       11.95           93    $31,490.89        8/1/13        2        665


2659509           Garcia                       CA         181           14    $16,700.00        7/6/98            $136,000.00
                  549 Cherokee Court           01         179            1   $170,000.00                                36
8496614
Salinas           93906                         6       10.15           90    $16,660.26        8/1/13        2        717

2659510           Cai                          CA         181           14    $37,500.00        7/8/98            $200,000.00

8541450           1872 Crinan Drive            01         179            1   $250,000.00                                40
                                                                        95
San Jose          95122                         6       11.65                 $37,149.70        8/1/13        2        763




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2659512           Brooks                       UT         181           14    $16,500.00        7/8/98             $82,500.00

8496986           30 East Alpine Drive         02         179            1   $110,000.00                                37
Pleasant Grove    84062                         6                       90    $16,465.05                      2        651
                                                         11.4                                   8/1/13

2659521           Hinton                       CA         181           15    $46,000.00       7/15/98            $285,000.00

8526170           1245 And 1245 1/2 Appleton   02         179            1   $380,000.00                                25
(Venice Area) Los 90291                         6         9.4           88    $45,882.76        8/1/13        2        712

2659538           Melchor                      NM         181        RFC01    $37,700.00       7/13/98             $96,035.00

8492001           2928 Alamosa Drive           02         179            1   $150,000.00                                45

Santa Fe          87505                         6       12.59           90    $37,628.66        8/1/13        2        669

2659539           Howard                       UT         181           14    $24,400.00       7/14/98            $121,850.00

8488538           2066 Belford Place           02         179            1   $162,500.00                                30
St. George        84790                         6       12.34           90    $24,352.71        8/1/13        2        664


2659564           Foster                       NY         181           14    $50,000.00       7/16/98            $450,000.00
8534042           9 Club Street                02         179            1   $800,000.00                                38

Remsenburg        11960                         7        9.95           63    $50,000.00        8/1/13        2        726

2659568           Augustine                    KS         181           14    $16,900.00       6/24/98             $66,124.00

8478828           3005 North Malloy Street     02         178            1    $88,500.00                                36
Hutchinson        67502                         6                       94    $16,819.94        7/1/13        2        730
                                                        10.25

2659584           Albanese                     NJ         181           14    $30,000.00        8/3/98             $96,356.00
                                               02
8538225           131 Clubhouse Road                      180            1   $160,000.00                                42
Brick             08723                         6       8.875           79    $30,000.00        9/1/13        2        741

2659628           Cutter                       CA         181           14    $49,050.00       5/21/98            $261,600.00

8483224           1454 Inwood Court            01         177            1   $327,000.00                                38

Campbell          95008                         7       10.25           95    $48,986.37        6/1/13        2        724

2659629           Nice                         CA         181           09    $33,450.00        4/1/98            $267,850.00

8483232           218 South Laural Avenue      01         176            1   $334,820.00                                27
Brea              92821                         7          10           90    $33,238.79        5/1/13        2        746


2659630           Bradley                      CA         181           14    $63,500.00       5/12/98            $250,000.00
8483240           2640 Janin Way               01         177            1   $330,000.00                                41

Solvang           93463                         7          10           95    $63,415.02        6/1/13        2        667

2659631           Johnson                      CA         181           14    $24,000.00       4/10/98            $165,000.00

8483257           2437 Acton Street            01         176            1   $215,000.00                                29
Berkeley          94702                         7         9.5           88    $23,940.01        5/1/13        2        710


2659632           Thompson                     GA         181           14    $17,900.00       4/15/98             $95,600.00
                  160 Bainbridge Trail         01         176            1   $119,500.00                                40
8483265
Roswell           30076                         7        10.5           95    $17,668.53        5/1/13        2        711

2659633           Dhillon                      CA         181           14    $17,000.00       4/14/98            $227,150.00

8483273           507 Giles Way                01         176            1   $305,000.00                                31
                                                                        81
San Jose          95136                         7       10.75                 $16,327.78        5/1/13        2        702




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2659634           Camrud                       GA         180           09    $50,200.00        5/1/98            $432,000.00

8483281           8290 Grogans Ferry Road      01         176            1   $540,000.00                                29
Atlanta           30350                         7                       90    $49,498.39                      2        743
                                                         9.75                                   5/1/13

2659635           Salas                        CA         181           14    $43,700.00       5/21/98            $233,000.00

8483307           1312 Mokelumne Drive         01         177            1   $291,471.00                                42
Antioch           94509                         7        10.5           95    $43,647.45        6/1/13        2        769

2659636           Patti                        CA         181           14    $41,750.00        4/2/98            $170,587.00

8483059           4705 Curvado Circle          02         176            1   $225,000.00                                38

Atascadero        93422                         6        11.5           95    $41,381.83        5/1/13        2        694

2659637           Persaud                      CA         181           14    $84,750.00       4/24/98            $452,000.00

8483315           3123 Dona Susana Drive       01         176            1   $565,000.00                                44
Studio City Area  91604                         7       10.75           95    $84,620.62        5/1/13        2        707


2659638           Seeger                       CA         181           14   $150,000.00       5/26/98           $1,000,000.0
8483323           16671 Ashley Oaks            01         177            1 $1,450,000.00                                24

Encino            91436                         7        9.25           80   $149,764.92        6/1/13        2        707

2659639           Foy                          GA         181           09    $15,000.00        5/8/98            $144,800.00

8483331           7415 Tadworth Trace          01         177            1   $181,000.00                                33
Cumming           30131                         7                       89    $14,013.37        6/1/13        2        677
                                                        12.75

2659642           Smits                        CA         181           14    $40,700.00       5/27/98            $217,100.00
                                               01
8483364           1336 Oak Crest Way                      177            1   $271,398.00                                41
Antioch           94509                         7          10           95    $40,645.55        6/1/13        2        736

2659644           Morrow                       CA         181           14    $89,000.00       5/15/98            $230,774.00

8483380           1649 Florida Street          02         177            1   $320,000.00                                21

San Francisco     94110                         7          12          100    $88,797.31        6/1/13        2        720

2659645           Filippi                      GA         181           09    $28,500.00       5/15/98            $152,200.00

8483398           225 Ascalon Court            01         177            1   $189,520.00                                38
Alpharetta        30022                         7        12.5           96    $28,477.89        6/1/13        2        649


2659646           Page                         CA         181           14    $36,250.00        4/1/98            $198,750.00
8483406           372 Mount Washington Way     01         176            1   $265,000.00                                28

Clayton           94517                         7       10.75           89    $35,564.94        5/1/13        2        705

2659647           Basso                        NV         181           14    $39,900.00       4/10/98            $319,200.00

8483414           902 Jennifer Street          01         176            1   $399,000.00                                19
Incline Village   89451                         7       9.875           90    $39,845.16        5/1/13        2        732


2659648           Lecompte                     AZ         181           09    $22,500.00       5/28/98            $112,500.00
                  1510 North Rancho Pueblo     01         177            1   $150,000.00                                18
8483422
Tucson            85712                         7          11           90    $22,475.72        6/1/13        2        751

2659649           Suwannath                    CA         181           04    $45,000.00        5/5/98            $240,000.00

8483430           441 North Oakhurst Drive     01         177            1   $300,000.00                                40
                                                                        95
Beverly Hills     90210                         7        10.5                 $44,945.89        6/1/13        2        761




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2659652           Stoklosa                     CA         181           04    $19,900.00       4/20/98            $106,300.00

8483455           9005 Alcosta Blvd Unit/Apt   01         176            1   $132,900.00                                38
San Ramon         94583                         7                       95    $19,795.14                      2        687
                                                         10.5                                   5/1/13

2659710           Houdek                       CA         181           14    $42,500.00       6/26/98            $149,772.00

8470759           7013 Via Padilla             02         178            1   $380,000.00                                38
Carlsbad          92009                         7         9.2           51    $42,455.27        7/1/13        2        675

2659745           Lambdin                      CA         181           09    $19,700.00        7/6/98            $157,600.00

8469447           4304  Annandale DR           01         179            1   $197,000.00                                45

Stockton          95219                         6      12.525           90    $19,486.87        8/1/13        2        632

2659746           Larson                       CA         181           14    $54,750.00        7/1/98            $292,000.00

8469686           14245  Marianopolis WAY      02         179            1   $365,000.00                                46
San Diego         92129                         6        11.9           95    $54,639.37        8/1/13        2        670


2659747           McLamore                     TX         181           15    $20,400.00        7/9/98             $81,600.00
8469496           12706  Old San Antonio RD    01         179            1   $102,000.00                                45

Manchaca          78652                         6        9.99          100    $20,350.74        8/1/13        2        719

2659748           Larijani                     OK         181           14    $44,100.00        7/9/98            $235,200.00

8469595           6724 E 106th PL              01         179            1   $294,000.00                                49
Tulsa             74133                         6                       95    $44,009.82        8/1/13        2        643
                                                       11.775

2659750           Dickerson I I I              CA         181           14    $70,200.00        7/1/98            $374,400.00
                                               01
8469611           3417  Wade ST                           179            1   $468,000.00                                31
Los Angeles       90066                         6      10.775           95    $70,042.34        8/1/13        2        759

2659751           Martin                       CA         181        RFC01    $36,000.00        7/1/98            $144,000.00

8469413           2213  Oak Creek LN           01         179            1   $180,000.00                                28

Hayward           94541                         6      10.525          100    $35,232.48        8/1/13        2        768

2659752           Morgan                       CA         181           14    $46,800.00        7/2/98            $249,650.00

8469421           4067  Pier Point             01         179            1   $312,115.00                                41
Byron             94514                         7      10.275           95    $46,780.48        8/1/13        2        723


2659760           Flanders                     CA         181           09    $66,000.00        7/2/98            $528,000.00
8469306           12317  Figtree ST            01         179            1   $660,000.00                                45

San Diego         92131                         7      10.275           90    $65,972.48        8/1/13        2        723

2659775           Roberts                      AL         181           14    $52,000.00       7/16/98             $78,000.00

8487456           215 Pin Oak Drive            02         179            1   $140,000.00                                29
Madison           35758                         6        11.7           93    $51,784.78        8/1/13        2        710


2659799           Madden                       CO         181           09    $36,610.00       7/27/98            $295,850.00
                  326 Thorn Apple Way          01         179            1   $370,000.00                                38
8524019
Castle Rock       80104                         7         9.5           90    $36,591.99        8/1/13        2        768

2659800           Hartman                      CA         181           14    $28,400.00       7/17/98            $227,150.00

8529232           3131 Druid Lane              01         179            1   $284,000.00                                23
                                                                        90
Los Alamitos      90720                         6         9.9                 $28,400.00        8/1/13        2        787




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2659818           Chimento                     CA         181           14    $28,075.00        7/9/98            $224,600.00

8484842           426 Paris Street             01         179            1   $280,750.00                                47
San Francisco     94112                         7                       90    $28,063.85                      2        749
                                                         10.5                                   8/1/13

2659821           Hagan                        CA         181           14    $30,500.00       6/17/98            $244,000.00

8479693           194 La Mesa Avenue           01         178            1   $305,000.00                                43
Encinitas         92024                         7        11.5           90    $30,078.49        7/1/13        2        653

2659839           Ashcraft                     CA         181           14    $37,500.00       7/16/98            $200,000.00

8497653           4706 Santa Lucia Drive       02         179            1   $250,000.00                                43

Woodland Hills    91364                         7       10.85           95    $37,412.84        8/1/13        2        702

2659840           Schweitzer                   CA         181           14    $40,500.00       7/14/98            $216,000.00

8530842           12528 Albers Street          01         179            1   $270,000.00                                22
Los Angeles       91607                         7      10.125           95    $40,482.55        8/1/13        2        742


2659846           Azbill                       VA         181           14    $45,150.00       7/16/98            $240,800.00
8492308           16935 Ketoctin Church Road   01         179            1   $311,000.00                                41

Purcellville      20132                         7      10.875           92       $190.95        8/1/13        2        751

2659859           Heath                        CA         181           09    $33,250.00       7/13/98            $266,200.00

8523912           200 Melissa Circle           01         179            1   $332,757.00                                39
Daly City         94014                         7                       90    $33,236.34        8/1/13        2        749
                                                       10.345

2659861           Man                          CA         181           09    $57,300.00        7/6/98            $458,400.00
                                               01
8497935           7606 Carmenita Lane                     179            1   $573,000.00                                31
Los Angeles       91304                         6       10.25           90    $57,164.90        8/1/13        2        729

2659864           Browne                       NJ         182           14    $30,000.00       6/30/98            $162,400.00

8483877           35 Campbell Street           02         179            1   $220,000.00                                45

Waldwick          07463                         7          11           88    $29,775.00        8/1/13        2        643

2659867           Marti                        CA         181           14    $62,700.00       7/16/98            $146,300.00

8493082           803 North Muirfield Avenue   01         179            1   $209,000.00                                38
Simi Valley       93065                         6      11.175          100    $62,564.33        8/1/13        2        689


2659871           Umana                        CA         181           14    $10,700.00       6/19/98            $171,200.00
8488470           956 Adelante Avenue          01         178            1   $214,000.00                                38

Los Angeles       90042                         6       10.25           85    $10,649.32        7/1/13        2        756

2659877           Brown                        CA         121           14    $23,800.00        7/2/98            $127,200.00

8487530           11920 Avenida Marcella       02         119            1   $159,000.00                                35
El Cajon          92019                         5       11.05           95    $23,669.16        8/1/08        2        737


2659878           Jones                        CA         181           04    $28,400.00        7/8/98            $151,750.00
                  508-B Bannister Way          01         179            1   $189,700.00                                32
8487555
Simi Valley       93065                         7       10.75           95    $28,384.42        8/1/13        2        689

2659879           Jones                        CA         181           04    $36,750.00       7/16/98            $294,000.00

8493793           470 Corbett Avenue           01         179            1   $367,500.00                                32
                                                                        90
San Francisco     94114                         7        10.4                 $36,735.08        8/1/13        2        760




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2659880           Legault                      CA         181           14    $35,200.00        7/8/98            $281,600.00

8523573           4071 Blacow Street           01         179            1   $352,000.00                                35
Pleasanton        94566                         7                       90    $35,183.57                      2        737
                                                         9.75                                   8/1/13

2659907           Bennett                      ID         181           14    $30,000.00       7/17/98            $122,863.00

8492076           366 West Bloomington Drive   02         179            1   $171,500.00                                40
Meridian          83642                         6       10.59           90    $29,931.45        8/1/13        2        697

2659915           Manu                         VA         181           09    $31,000.00       6/26/98            $248,000.00

8540353           12825 Piney Point Place      01         178            1   $310,000.00                                24

Herndon           20170                         6        8.25           90    $30,824.14        7/1/13        2        737

2659953           Begnell                      CA         181           09    $41,200.00       7/20/98            $220,000.00

8501793           2927 Bonanza                 01         179            1   $275,000.00                                43
San Clemente      92673                         7        11.5           95    $41,200.00        8/1/13        2        680


2659974           Safai                        GA         181           04    $36,400.00       7/22/98             $40,000.00
8521742           22 Lake Edge Drive           02         179            1    $80,500.00                                25

Smyrna            30080                         7       12.82           95    $36,391.33        8/1/13        2        646

2659991           Lovato                       NM         181           14    $38,000.00        7/6/98            $149,772.00

8470973           1929  Robertson Sw RD        02         179            1   $214,000.00                                22
Albuquerque       87105                         6                       88    $37,908.53        8/1/13        2        744
                                                       10.025

2659992           Angell                       CA         181           09    $54,000.00        7/7/98            $126,000.00
                                               01
8470981           2237  Indian Wells CT                   179            1   $180,000.00                                47
Sacramento        95833                         7        10.9          100    $53,980.32        8/1/13        2        721

2659993           Gorny                        IN         181           14    $37,200.00        7/6/98             $86,800.00

8470999           1310 Darien Court            02         179            1   $124,000.00                                33

Mishawaka         46544                         6      11.775          100    $37,115.03        8/1/13        2        686

2659994           Lee, Jr                      AL         181           14    $11,000.00        7/6/98            $113,900.00

8471013           104  Hornet CT               02         179            1   $134,000.00                                43
Madison           35758                         6      11.275           94    $10,976.42        8/1/13        2        708


2659995           Donnelly                     NJ         181           04    $10,000.00       7/10/98             $66,000.00
8482671           174  Penn CT                 01         179            1    $85,111.00                                41

Old Bridge        07747                         6      10.025           90     $9,975.93        8/1/13        2        760

2659996           Richards                     CA         181           14    $44,200.00        7/8/98            $176,800.00

8475154           9674 Saluda (tujunga Area)   01         179            1   $221,000.00                                48
Los Angeles       91042                         7        10.4          100    $44,182.06        8/1/13        2        731


2659997            Kulpa                       FL         181           14    $20,000.00        7/6/98             $44,530.00
                  111  Beechwood LN            02         179            1    $70,000.00                                35
8470866
Palm Coast        32137                         6      10.025           93    $19,851.85        8/1/13        2        729

2659999           Naranjo                      CO         181           14    $35,800.00        7/6/98            $143,200.00

8470916           2701  Zenobia ST             02         179            1   $179,000.00                                41
                                                                       100
Denver            80212                         7       10.65                 $35,786.22        8/1/13        2        717




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2660000           Pio                          FL         181           14    $50,000.00        7/6/98            $273,851.00

8470924           6050 SW 55th PL              02         179            1   $375,000.00                                38
Davie             33314                         7                       87    $49,979.69                      2        650
                                                         10.4                                   8/1/13

2660001           Almog                        CA         181           14    $34,200.00        7/1/98            $216,974.00

8470940           46  Basswood AVE             02         179            1   $335,000.00                                36
Agoura            91301                         7      10.525           75    $34,186.48        8/1/13        2        690

2660002           Garcia Jr                    CA         182           14    $43,400.00       6/30/98            $173,600.00

8470767           662  Shelley ST              01         179            1   $217,000.00                                40

Livermore         94550                         7      11.525          100    $43,386.21        8/1/13        2        720

2660004           Carballo                     FL         181           14    $24,650.00        7/6/98            $111,200.00

8475147           5143  Sw 142nd Pl            02         179            1   $143,000.00                                37
Miami             33175                         6      11.275           95    $24,597.17        8/1/13        2        714


2660005           Ryzen                        CA         182           14    $61,500.00       6/30/98            $290,000.00
8470809           712  Arroyo Leon DR          02         179            1   $370,000.00                                43

Half Moon Bay     94019                         7      11.025           95    $61,478.19        8/1/13        2        712

2660006           Morgan                       CA         182           14    $35,000.00       6/29/98            $224,337.00

8470825           640  Lemon Hill Terrace      02         179            1   $285,000.00                                27
Fullerton         92832                         6                       91    $34,915.75        8/1/13        2        715
                                                       10.025

2660007           Gifford                      CA         181           14    $27,000.00        7/2/98            $149,600.00
                                               02
8470783           4421  Steele ST                         179            1   $187,000.00                                49
Oakland           94619                         7      10.275           95    $26,931.19        8/1/13        2        711

2660008           Ohab                         CA         182           09    $20,475.00       6/30/98            $102,375.00

8470684           13002  Mew CIR               01         179            1   $136,500.00                                26

Corona            91719                         6       9.775           90    $20,424.57        8/1/13        2        769

2660017           Dreyer                       PA         181           14    $39,000.00       6/29/98            $208,000.00

8470627           160 Clearview Avenue         01         178            1   $260,000.00                                21
Huntingdon Valley 19006                         6       10.75           95    $38,823.62        7/1/13        2        688


2660018           D'Lugos                      VA         181           14    $38,250.00       6/29/98            $204,000.00
8470650           1311 Caroline Street         01         178            1   $255,000.00                                20

Fredericksburg    22401                         7      10.125           95    $38,216.91        7/1/13        2        789

2660032           Dill                         CA         181           14    $39,000.00        7/6/98            $218,000.00

8485740           21075 Paseo Vereda           02         179            1   $275,000.00                                37
Lake Forest       92630                         6        10.8           94    $38,912.61        8/1/13        2        700


2660033           Korns                        CA         181           14    $44,250.00       7/17/98            $236,000.00
                  1656 Gaywood Drive           01         179            1   $295,000.00                                47
8496721
Altadena          91001                         7      10.675           95    $44,233.06        8/1/13        2        725

2660048           Kerns                        CA         181           14    $62,000.00       6/24/98            $227,150.00

8490633           1367 Santa Fe Drive          01         178            1   $350,000.00                                43
                                                                        83
San Jose          95118                         6        10.5                 $61,713.05        7/1/13        2        685




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2660054           Scherck                      CA         181           04    $28,000.00       7/13/98            $224,000.00

8519373           240 Bay Vista Circle         01         179            1   $280,000.00                                28
Sausalito         94965                         7                       90    $28,000.00                      2        649
                                                         11.5                                   8/1/13

2660061           Hopkins                      CA         181           14    $14,000.00       7/13/98            $176,000.00

8521437           1625 Eighteenth Street       01         179            1   $220,000.00                                44
Los Osos          93402                         6       9.875           87    $13,965.83        8/1/13        2        752

2660068           Miller                       MD         181           14    $22,500.00       6/15/98            $191,250.00

8471484           7 Emerson Road               01         178            1   $225,000.00                                35

Severna Park      21146                         7        9.85           95    $22,479.35        7/1/13        2        715

2660073           Gunnell                      UT          61           14    $16,200.00       7/16/98             $77,308.00

8488082           785 Park Drive               02          59            1   $104,000.00                                25
Hyrum             84319                         4          10           90    $15,895.00        8/1/03        2        709


2660092           Fisher                       MD         181        RFC01    $14,900.00       6/30/98            $126,950.00
8474025           1429 Anna Marie Court        01         178            1   $152,000.00                                40

Annapolis         21401                         7        9.25           94    $14,884.48        7/1/13        2        755

2660097           Blocker III                  MD         181           09    $27,350.00       6/26/98            $232,850.00

8473928           10204 Waterwell Way          01         178            1   $273,975.00                                27
Laurel            20708                         7                       95    $27,324.38        7/1/13        2        717
                                                         9.75

2660098           Gatzke                       CA         181           14    $50,500.00        7/9/98            $269,600.00
                                               01
8542086           15107 Joanne Avenue                     179            1   $337,000.00                                39
San Jose          95127                         7       10.92           95    $50,481.68        8/1/13        2        709

2660100           Walmsley                     VA         181           09    $33,650.00       6/26/98            $179,600.00

8482606           11721 Old Bayberry Lane      01         178            1   $224,500.00                                30

Reston            22094                         6         9.5           95    $33,479.36        7/1/13        2        749

2660103           Patterson                    CA         181           14    $26,200.00       6/22/98             $88,800.00

8471567           1028 South Pleasant Avenue   02         178            1   $115,000.00                                40
Lodi              95240                         6       11.49          100    $26,089.40        7/1/13        2        683


2660106           Grix                         CA         181           14    $37,500.00       7/21/98            $200,000.00
8522062           3940 United Road             01         179            1   $250,000.00                                29

Agoura Hills      91301                         7       12.35           95    $36,125.71        8/1/13        2        643

2660113           Lander                       MD         181           14    $23,450.00       6/26/98            $199,650.00

8473621           11214 Peartree Way           01         178            1   $234,900.00                                28
Columbia          21044                         6        9.87           95    $23,392.74        7/1/13        2        755


2660115           Mazaris                      VA         181           14    $67,350.00       6/24/98            $359,200.00
                  47284 Grandview Place        01         178            1   $449,000.00                                38
8482192
Sterling          20165                         7       11.25           95    $67,281.13        7/1/13        2        626

2660116           Schmidt                      MD         181           14    $14,500.00       6/26/98            $123,250.00

8473332           4008 Logan Court             01         178            1   $145,000.00                                31
                                                                        95
Pasadena          21122                         7        9.25                 $14,384.52        7/1/13        2        724




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2660255           Walker                       DC         181           04    $27,100.00       6/29/98            $216,900.00

8478737           1&2 Logan Circle NorthWest   01         178            1   $271,165.00                                20
Washington        20005                         6                       90    $26,957.81                      2        772
                                                        9.125                                   7/1/13

2660262           Grane                        VA         181           16    $23,700.00       6/29/98            $126,400.00

8479156           918 Second Street            01         178            1   $158,000.00                                29
Alexandria        22314                         6          10           95    $23,585.16        7/1/13        2        742

2660264           Hashimoto                    CA         181           14    $52,500.00       6/23/98            $280,000.00

8473712           6622 Woodbridge Road East    01         178            1   $350,000.00                                29

Acampo            95220                         6        10.8           95    $52,263.66        7/1/13        2        779

2660268           Carnegie                     CA         181           14    $44,300.00       6/25/98            $354,300.00

8490757           4249 Candleberry Avenue      01         178            1   $442,900.00                                33
Seal Beach        90740                         6        10.5           90    $44,094.95        7/1/13        2        672


2660269           Wagner                       MD         181           14    $28,200.00       6/26/98            $150,400.00
8481848           6807 Woodland Avenue         01         178            1   $188,000.00                                20

Takoma Park       20912                         7        9.75           95    $28,173.59        7/1/13        2        756

2660273           Lee                          LA         181           14    $14,250.00       6/30/98             $76,000.00

8474074           25680 Juban Road             01         178            1    $95,000.00                                34
Denham Springs    70726                         6                       95    $14,183.42        7/1/13        2        694
                                                       10.625

2660275           Eskelson                     MD         181           14    $97,350.00       6/30/98            $519,200.00
                                               01
8478703           4011 Glenridge Street                   178            1   $649,000.00                                42
Kensington        20895                         7       9.125           95    $97,236.54        7/1/13        2        694

2660285           Gilles                       MD         181           14    $53,250.00       6/26/98            $284,000.00

8473878           15618 Blackberry Drive       01         178            1   $355,000.00                                27

North Potomac     20878                         7        10.5           95    $53,107.49        7/1/13        2        766

2660287           Hansen                       VA         181           14   $200,000.00       5/15/98            $650,000.00

8479198           2254 Winchester Road         01         177            1 $1,700,000.00                                24
Delaplane         20144                         7        9.75           50   $199,717.79        6/1/13        2        685


2660289           Martinelli                   CA         181           14    $31,200.00       6/13/98            $166,850.00
8474363           1605 Peninsula Court         01         178            1   $208,601.00                                41

Rocklin           95765                         6      10.675           95    $31,057.91        7/1/13        2        772

2660290           Brandt                       MO         181           14    $17,750.00       7/24/98             $52,955.24

8527863           5112 State Road A            02         179            1    $71,000.00                                41
Washington        63090                         6       10.97          100    $17,750.00        8/1/13        2        711


2660291           Hensley                      MD         180           09    $64,800.00        6/5/98            $345,600.00
                  110 Treehaven Street         01         177            1   $432,000.00                                45
8479214
Gaithersburg      20878                         7        9.25           95    $64,698.45        6/1/13        2        735

2660292           Bernard                      VA         180           04    $17,250.00        6/3/98             $92,000.00

8478794           7621 Provinical Drive        01         177            1   $115,000.00                                36
                                                                        95
McLean            22102                         7       9.875                 $17,226.29        6/1/13        2        714




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2660293           Shvadskiy                    MD         181           14    $26,700.00       6/25/98            $226,950.00

8473910           6420 Empty Song Road         01         178            1   $268,000.00                                26
Columbia          21044                         7                       95    $26,477.20                      2        704
                                                        10.37                                   7/1/13

2660294           Champagne                    DC         181           16    $35,250.00       6/30/98            $188,000.00

8478687           1342 T Street NorthWest      01         178            1   $235,000.00                                40
Washington        20009                         7        9.75           95    $35,216.98        7/1/13        2        696

2660296           Hurwitz                      VA         181           09    $46,350.00       6/29/98            $247,350.00

8495426           1328 Murray Downs Way        01         178            1   $309,210.00                                41

Reston            20194                         7        9.75           95    $46,306.57        7/1/13        2        751

2660353           Kupke                        MD         180           14    $79,650.00        6/2/98            $424,800.00

8479172           26 Grey Pebble Court         01         177            1   $531,000.00                                12
Darnestown        20874                         7       9.125           95    $79,521.86        6/1/13        2        691


2660354           Valencia                     CA         181           14    $15,000.00       7/17/98            $120,000.00
8538043           17235 Bivens Place           01         179            1   $150,000.00                                28

Grass Valley      95949                         7      10.875           90    $14,771.83        8/1/13        2        666

2660357           Cheng                        CA         181           14    $43,950.00        7/6/98            $351,800.00

8474207           3721  Benton ST              01         179            1   $439,750.00                                43
Santa Clara       95051                         7                       90    $43,931.67        8/1/13        2        785
                                                       10.275

2660360           Pentecost                    VA         181           16    $79,000.00        7/8/98            $238,042.00
                                               02
8475220           323 N Saint Asaph ST                    179            1   $335,000.00                                37
Alexandria        22314                         6      10.775           95    $78,822.57        8/1/13        2        739

2660361           Olarte                       CA         181           14    $21,750.00        7/6/98            $116,000.00

8475238           141  Coloma WAY              02         179            1   $145,000.00                                37

Vallejo           94589                         6      10.025           95    $21,750.00        8/1/13        2        757

2660362           Williams                     NJ         181           14    $91,500.00       7/13/98            $213,500.00

8475253           60  Navesink DR              01         179            1   $305,000.00                                44
Monmouth Beach    07750                         7       11.65          100    $91,471.71        8/1/13        2        740


2660363           Hall                         CA         181           14    $37,500.00        7/6/98            $200,000.00
8475014           1488  Arlington RD           01         179            1   $250,000.00                                38

Livermore         94550                         7        10.4           95    $37,484.76        8/1/13        2        761

2660364           Hanson Jr.                   PA         181           14    $11,900.00        7/8/98            $100,900.00

8475055           R  R 4 Box 4870              02         179            1   $118,800.00                                51
East Stroudsburg  18301                         6      11.775           95    $11,875.67        8/1/13        2        674


2660365           Kingry                       WA         181           14   $114,000.00        7/8/98            $456,000.00
                  21822  210th South AVE       02         179            1   $570,000.00                                45
8475287
Maple Valley      98038                         7      11.275          100   $113,961.72        8/1/13        2        733

2660366           Tucker Jr                    CA         181           14    $41,200.00        7/9/98            $329,600.00

8475261           10687  Celeo LN              01         179            1   $412,000.00                                50
                                                                        90
San Jose          95127                         7       10.65                 $41,115.65        8/1/13        2        666




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2660367           Freeman                      CA         181           14    $10,000.00        7/7/98            $104,000.00

8475162           19225 N Jack Tone RD         02         179            1   $130,000.00                                45
Lockeford         95237                         6                       88    $10,000.00                      2        694
                                                       10.275                                   8/1/13

2660368           Weeks, III                   FL         181           14    $67,200.00        7/8/98            $156,800.00

8474918           740 SW 61st AVE              02         179            1   $224,000.00                                40
Plantation        33317                         7      11.775          100    $67,179.79        8/1/13        2        685

2660370           Bossi                        CA         181           14    $25,000.00        7/2/98            $236,000.00

8474975           6407  Rainier AVE            02         179            1   $295,000.00                                46

Rocklin           95677                         6      13.025           89    $24,954.35        8/1/13        2        624

2660371           Hugghins                     NM         181           09    $35,400.00       7/10/98             $82,600.00

8474991           1517  Colonial Parkway       01         179            1   $118,000.00                                46
Clovis            88101                         6      13.025          100    $35,335.76        8/1/13        2        680


2660378           Buff Jr                      WA         181           14    $16,000.00        7/1/98            $112,700.00
8474793           85  Hylebos CT               02         179            1   $143,000.00                                44

Milton            98354                         6      10.775           90    $15,964.07        8/1/13        2        708

2660384           Fisher                       NJ         181           14    $50,000.00        7/7/98            $364,800.00

8474355           615  Northumberland RD       02         179            1   $456,000.00                                45
Teaneck           07666                         6                       91    $49,795.83        8/1/13        2        653
                                                         11.9

2660385           Ray                          MS         181           14    $30,000.00        7/8/98             $50,786.00
                                               02
8474397           130  Calhoun Ave                        179            1   $102,000.00                                37
Yazoo City        39194                         6        9.65           80    $29,925.26        8/1/13        2        688

2660386           Byer                         CA         181           14    $11,000.00        7/7/98            $157,200.00

8475279           601  Alhambra ST             02         179            1   $196,500.00                                44

Crockett          94525                         6         8.9           86    $11,000.00        8/1/13        2        709

2660390           Orens                        CA         181           14    $47,000.00        7/1/98            $277,309.00

8474280           1373  Caulfield CT           02         179            1   $370,000.00                                28
Riverside         92506                         6       9.775           88    $46,884.24        8/1/13        2        731


2660391           Harris                       MD         181           09    $49,000.00        7/8/98            $194,400.00
8474298           19413  Penrod Terrace        02         179            1   $243,550.00                                43

Germantown        20874                         7       11.25          100    $48,983.46        8/1/13        2        680

2660392           Porter                       AL         181           14    $33,500.00        7/8/98             $60,000.00

8474306           25873  Austin RD             02         179            1    $98,500.00                                28
Daphne            36526                         6         9.9           95    $33,418.43        8/1/13        2        690


2660395           Bustamante                   CA         181        RFC01    $27,000.00        7/8/98            $107,000.00
                  25789 Player (valencia       01         179            1   $134,000.00                                39
8474181
Santa Clarita     91355                         7      11.525          100    $26,991.42        8/1/13        2        704

2660396           Yoo                          MI         181           14    $25,700.00        7/8/98             $65,500.00

8474231           2500  Artisan                02         179            1    $96,000.00                                49
                                                                        95
Lansing           48910                         6      12.775                 $25,652.23        8/1/13        2        656




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2660398           Lewis                        DC         181           14    $54,300.00       7/13/98            $289,600.00

8481293           3027  Chestnut ST            01         179            1   $362,000.00                                40
Washington        20015                         7                       95    $54,300.00                      2        722
                                                          9.9                                   8/1/13

2660401           Ramcharan                    VA         181           14    $33,700.00       6/23/98            $179,900.00

8478620           7516 Candy Taft Court        01         178            1   $225,000.00                                46
Springfield       22153                         7           9           95    $33,663.04        7/1/13        2        744

2660406           Pentz                        MD         181           09    $20,000.00       6/19/98            $170,000.00

8474561           108 Yellowtwig Lane          01         178            1   $200,000.00                                34

Annapolis         21401                         7       10.75           95    $19,984.87        7/1/13        2        647

2660407           Orms                         VA         181           14    $34,750.00       6/26/98            $185,500.00

8478604           5940 Free States Road        01         178            1   $231,900.00                                38
Marshall          20115                         7       10.25           95    $34,705.89        7/1/13        2        681


2660408           Roberts                      CA         181           14    $60,000.00       7/21/98            $299,000.00
8523904           9500 Encino Avenue           01         179            1   $400,000.00                                37

Northridge        91325                         6      10.175           90    $59,857.54        8/1/13        2        756

2660414           Kugler                       MD         181           14   $189,000.00       6/22/98            $567,000.00

8479123           2601 Gold Mine Road          01         178            1   $756,000.00                                36
Brookeville       20833                         7                      100   $188,731.74        7/1/13        2        700
                                                         9.75

2660420           Wesley                       WA         181           14    $30,000.00        7/6/98            $143,200.00
                                               02
8493645           11619 SouthEast 58th                    179            1   $179,000.00                                29
Bellevue          98006                         7          12           97    $29,991.42        8/1/13        2        681

2660422           Keenaghan                    CA         181           09    $43,500.00       6/24/98            $232,000.00

8474082           2363 Gypsum Court            01         178            1   $290,000.00                                39

Chino             91709                         6       9.875           95    $43,286.79        7/1/13        2        727

2660427           Klause                       VA         181           14    $33,300.00       6/30/98            $177,600.00

8479149           1152 Kettle Pond Lane        01         178            1   $222,000.00                                33
Great Falls       22066                         7        9.75           95    $33,268.80        7/1/13        2        741


2660430           Grensing, Jr.                ID         180           14    $30,000.00       7/16/98             $83,984.00
8493991           9687 Pattie Ct               02         178            1   $148,000.00                                44

Boise             83704                         6       10.05           78    $29,927.95       7/21/13        2        734

2660433           Hobbs                        WA         181           14    $56,000.00        7/8/98            $210,000.00

8491144           276 Briar Road               02         179            1   $280,000.00                                31
Bellingham        98225                         6       10.05           95    $55,865.51        8/1/13        2        748


2660436           Rezkalla                     CA         181           14    $35,000.00       6/23/98            $280,000.00
                  540 Sierra Meadows Drive     01         178            1   $350,000.00                                33
8475428
Sierra Madre      91024                         7       9.925           90    $34,778.05        7/1/13        2        724

2660437           Baker                        CA         181           14    $85,600.00       6/26/98            $227,150.00

8476012           20132 Swansea Lane           01         178            1   $347,500.00                                35
                                                                        90
Huntington Beach  92646                         6          11                 $85,221.75        7/1/13        2        684




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2660439           Matson                       ID         180           14    $30,000.00       7/17/98            $107,763.00

8495749           1620 Targhee Street          02         178            1   $177,000.00                                41
Mountain Home     83647                         6                       78    $29,851.28                      2        735
                                                         9.75                                  7/22/13

2660443           Wong- Yu                     CA         181           14    $32,900.00       7/17/98            $271,600.00

8500134           4014 West 234th Place        01         179            1   $339,500.00                                32
Torrance          90505                         6       9.525           90    $32,767.09        8/1/13        2        767

2660446           Masri                        CA         181           14    $44,800.00        5/5/98            $358,400.00

8475071           321 Hillcrest Boulevard      01         177            1   $448,000.00                                45

Arcadia           91006                         6      10.475           90    $44,486.92        6/1/13        2        683

2660448           Hawks                        CA         181           14    $80,800.00       7/22/98            $431,200.00

8529265           42 The Colonnade             01         179            1   $550,000.00                                42
Long Beach        90803                         7      10.725           94    $80,769.42        8/1/13        2        685


2660459           Renner                       CA         181           14    $34,350.00       7/17/98            $183,200.00
8500936           248 Melrose Avenue           01         179            1   $229,000.00                                31

Monrovia          91016                         6        10.5           95    $34,270.86        8/1/13        2        725

2660460           Scher                        DC         180           14    $44,550.00        7/2/98            $237,600.00

8478810           15 6th Street SouthEast      01         178            1   $300,000.00                                33
Washington        20003                         7                       95    $44,512.48        7/1/13        2        695
                                                        10.25

2660461           Bagley                       UT         181           14    $15,250.00       7/16/98             $82,209.00
                                               02
8487746           220 South 400 East Street               179            1   $122,500.00                                37
Copperton         84006                         6        9.15           80    $15,210.24        8/1/13        2        713

2660464           Rickard                      CA         181           14    $30,400.00        7/9/98            $162,400.00

8497158           9232 Pennywood Road          01         179            1   $203,000.00                                37

Santee            92071                         6      10.625           95    $30,237.62        8/1/13        2        748

2660465           Trozze                       MD         181           09    $21,650.00       6/30/98            $184,100.00

8474595           3 Woodbent Drive             01         178            1   $216,640.00                                37
Severna Park      21146                         7        9.82           95    $21,630.00        7/1/13        2        668


2660467           Lund                         MN         181           14    $80,500.00       7/14/98            $429,600.00
8497877           11745 Bass Lake Road         01         179            1   $537,000.00                                40

Plymouth          55442                         7       8.375           95    $80,449.96        8/1/13        2        751

2660475           Wise                         VA         181           14    $24,750.00        6/5/98            $132,000.00

8481798           854 North Abingdon Street    01         178            1   $165,000.00                                31
Arlington         22203                         7       8.625           95    $23,672.88        7/1/13        2        770


2660477           Dwinger                      CA         181           14    $28,500.00        6/4/98            $228,000.00
                  2228 East Coolridge Avenue   01         178            1   $285,000.00                                45
8484727
Orange            92867                         6      11.525           90    $28,380.09        7/1/13        2        647

2660480           Dinicola                     DC         181           04    $15,450.00       6/30/98             $82,400.00

8478760           2320 Wisconsin Avenue        01         178            1   $103,000.00                                39
                                                                        95
Washington        20007                         7        9.75                 $15,435.52        7/1/13        2        746




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2660482           Orozco                       CA         181           14    $19,500.00       7/17/98            $156,000.00

8498750           21319 Myler Street           01         179            1   $195,000.00                                45
Torrance Area     90502                         7                       90    $19,491.09                      2        745
                                                         9.85                                   8/1/13

2660484           Hileman                      AZ         181           14    $22,800.00       7/16/98             $84,400.00

8517997           271 South 16th Avenue        02         179            1   $112,900.00                                26
Show Low          85901                         7       11.85           95    $22,786.45        8/1/13        2        641

2660487           Gaenzle                      CT         180           14    $83,700.00        7/1/98            $446,400.00

8474611           19 Evergreen Avenue          01         178            1   $558,000.00                                23

Westport          06880                         7       9.625           95    $83,619.46        7/1/13        2        780

2660490           La Couture                   CA         181           14    $28,450.00       7/17/98            $172,000.00

8515801           2140 Osborne                 01         179            1   $230,000.00                                44
Hollister         95023                         7       10.25           88    $28,438.07        8/1/13        2        710


2660491           Kohara                       HI         181           09    $30,000.00       7/23/98            $150,000.00
8530776           91-898 Oaniani Street        01         179            1   $200,000.00                                25

Kapolei           96707                         7        9.95           90    $29,986.58        8/1/13        2        721

2660492           Gerges                       CA         181           14    $19,900.00       7/17/98            $165,600.00

8524530           6742 Vanguard Avenue         01         179            1   $207,000.00                                39
Garden Grove      92845                         6                       90    $19,837.64        8/1/13        2        728
                                                        9.525

2660493           Fennessy                     MD         181           14    $23,700.00       6/30/98            $126,400.00
                                               01
8478877           12748 Scaggsville Road                  178            1   $158,000.00                                35
Highland          20777                         7        9.75           95    $23,677.79        7/1/13        2        788

2660496           Appert                       CA         181           04    $60,000.00       7/17/98            $380,000.00

8529240           2504 Mackay Lane             01         179            1   $475,000.00                                46

Redondo Beach     90278                         7      10.475           93    $59,848.75        8/1/13        2        750

2660600           Tramont                      DC         181           04    $32,550.00       6/30/98            $173,600.00

8481772           2038 18th Street NorthWest   01         178            1   $217,000.00                                28
Washington        20009                         7        9.75           95    $32,519.52        7/1/13        2        753


2660602           Parker                       VA         181           14    $24,450.00       6/11/98            $130,400.00
8478851           2954 Strathmeade Street      01         178            1   $163,000.00                                26

Falls Church      22042                         6        8.75           95    $24,317.34        7/1/13        2        762

2660609           Rohde                        DC         181           16    $43,150.00       6/15/98            $230,150.00

8478836           222 Tenth Street SouthEast   01         178            1   $289,000.00                                41
Washington        20003                         7       10.25           95    $43,113.65        7/1/13        2        696


2660613           Raffaniello                  VA         180           14   $108,750.00        6/2/98            $580,000.00
                  1161 Old Gate Court          01         177            1   $725,000.00                                31
8482614
McLean            22102                         7       9.875           95   $108,344.89        6/1/13        2        694

2660615           O'Brien                      VA         181           09    $32,750.00        7/6/98            $174,800.00

8478471           5418 Gladewright Drive       01         179            1   $218,500.00                                35
                                                                        95
Centreville       20120                         7       8.625                 $32,730.66        8/1/13        2        750




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2660617           Ching                        CA         181           14    $28,400.00        6/1/98            $227,150.00

8475139           13324 Mesa Bluff Court       01         178            1   $284,000.00                                41
Chino Hills       91709                         6                       90    $28,257.91                      2        728
                                                         9.65                                   7/1/13

2660620           Somaiya                      VA         181           09    $42,000.00       6/30/98            $224,000.00

8481863           2645 Paddock Gate Court      01         178            1   $280,000.00                                24
Herdon            20171                         7        9.75           95    $41,960.66        7/1/13        2        721

2660623           Pearson                      VA         181           09    $35,700.00       6/24/98            $190,400.00

8478463           2662 Unicorn Court           01         178            1   $238,000.00                                35

Herndon           20171                         7           9           95    $35,660.85        7/1/13        2        745

2660625           Midcap                       CA         181           14    $32,900.00       6/17/98            $164,500.00

8475121           3813 Stanford Drive          01         178            1   $219,500.00                                35
Oceanside         92054                         6        10.8           90    $32,751.90        7/1/13        2        675


2660628           Lawmaster                    CA          61        RFC01    $10,000.00       6/26/98            $132,000.00
8486102           835 Whitefir Lane            01          58            1   $165,000.00                                33

San Jose          95133                         4         9.7           87     $9,406.26        7/1/03        2        746

2660630           Ren                          CA         181           14    $41,900.00       7/20/98            $335,200.00

8535361           1326 2nd Street              01         179            1   $419,000.00                                16
Manhattan Beach   90266                         7                       90    $41,867.26        8/1/13        2        739
                                                         10.6

2660636           Marsh                        VA         181           14    $35,000.00       6/18/98            $186,800.00
                                               01
8478448           607 Little Street                       178            1   $233,500.00                                31
Alexandria        22301                         7       8.625           95    $34,958.51        7/1/13        2        747

2660638           Hanquist                     CA         181           14    $43,300.00        7/1/98            $231,150.00

8482267           6228 Ochs Rios Drive         01         179            1   $290,000.00                                40

San Jose          95123                         7       10.52           95    $43,282.87        8/1/13        2        711

2660642           Hunt                         NJ         180           14    $19,600.00        7/9/98             $78,400.00

8475741           914 Seventeenth Avenue       02         178            1    $98,000.00                                30
Wall              07719                         6          13          100    $19,528.30       7/14/13        2        761


2660645           Williams                     MD         181           14    $24,700.00       6/30/98            $131,900.00
8478422           3320 McComas Avenue          01         178            1   $164,900.00                                20

Kensington        20895                         6        9.75           95    $24,577.56        7/1/13        2        774

2660650           Richardson                   MI          61           14    $21,000.00       7/27/98             $49,320.75

8525727           3601 Karen                   02          59            1    $75,000.00                                39
Lansing           48911                         4       12.97           94    $20,726.97       8/15/03        2        671


2660655           Davis                        CA         181           14    $51,700.00       6/15/98            $276,000.00
                  2090 Stonehill Circle        01         178            1   $345,000.00                                27
8475113
Thousand Oaks     91360                         6       10.15           95    $51,452.92        7/1/13        2        722

2660657           Dietz                        NM         181           14    $45,000.00        7/8/98            $360,000.00

8475766           13601 Sunset Canyon Drive    02         179            1   $450,000.00                                36
                                                                        90
Albuquerque       87111                         6       9.525                 $44,886.61        8/1/13        2        779




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2660661           Dodge                        TN         181           14    $12,000.00        7/9/98            $166,500.00

8475717           2425  Kanuga CT              02         179            1   $255,000.00                                39
Sevierville       37862                         6                       70    $11,971.77                      2        667
                                                       10.275                                   8/1/13

2660664           Grubaugh                     CA         181           14    $28,000.00        7/8/98            $179,620.00

8475535           5921  Palomar CIR            02         179            1   $260,000.00                                37
Camarillo         93012                         6       9.025           80    $27,926.17        8/1/13        2        738

2660668           Katke                        CA         181           09    $41,650.00        7/9/98            $333,300.00

8475634           31242  Avenida Madrid        01         179            1   $416,657.00                                25

San Juan          92675                         6       9.525           90    $40,980.60        8/1/13        2        753

2660670           Billeci                      NJ         181           14    $50,000.00        7/9/98            $155,797.00

8475436           41  Windsor WAY              02         179            1   $415,000.00                                35
Berkeley Heights  07922                         6         9.9           50    $49,878.25        8/1/13        2        766


2660671           Curry                        CA         181           09   $137,000.00        7/8/98            $956,000.00
8475451           18  Bronco LN                02         179            1 $1,400,000.00                                40

Bell Canyon       91307                         7      10.025           79   $136,544.52        8/1/13        2        737

2660674           Van Eimeren                  CA         181           04    $48,900.00        7/7/98            $391,200.00

8480774           714 N Lucia AVE  B           01         179            1   $489,000.00                                47
Redondo Beach     90277                         6                       90    $48,799.77        8/1/13        2        682
                                                        11.75

2660676           Kopp                         CA         181           14    $27,000.00        7/2/98            $107,019.00
                                               02
8475402           2121  Lovejoy LN                        179            1   $138,000.00                                49
Cool              95614                         6      11.775           98    $26,944.79        8/1/13        2        682

2660677           Champagne                    MD         181           14    $58,050.00       7/14/98            $309,600.00

8475410           6306  Avalon DR              01         179            1   $387,000.00                                40

Bethesda          20816                         7       10.15           95    $58,025.13        8/1/13        2        714

2660681           Ninan                        MD         181           09    $37,600.00       6/29/98            $301,150.00

8478406           901 Brick Manor Circle       01         178            1   $376,460.00                                43
Silver Spring     20905                         7          10           90    $37,549.66        7/1/13        2        754


2660684           Donson                       IL         181           09    $27,800.00       7/30/98            $229,600.00
8521320           287 Winding Creek Drive      01         179            1   $287,000.00                                30

Naperville        60565                         6       10.32           90    $27,734.87        8/1/13        2        790

2660688           Lee                          CA         181           09    $30,500.00       7/20/98            $242,000.00

8529281           4692 Wilcox Avenue           02         179            1   $305,000.00                                44
Santa Clara       95054                         6        9.15           90    $30,420.48        8/1/13        2        692


2660689           Zullo                        AZ         181           09    $26,000.00       6/18/98            $304,000.00
                  8930 East Calle Del Palo     01         178            1   $385,000.00                                29
8475212
Scottsdale        85255                         6         9.8           86    $25,871.70        7/1/13        2        747

2660693           Goodson                      CA         181           14    $22,900.00        6/2/98            $183,200.00

8475246           231 Panorama Drive           01         178            1   $229,000.00                                37
                                                                        90
Benicia           94510                         6        10.4                 $22,789.73        7/1/13        2        776




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2660694           Herrera                      CA         181           14    $30,000.00       6/18/98            $129,450.00

8475337           14414 Anaconda Street        01         178            1   $182,000.00                                42
Whittier          90603                         6                       88    $29,869.28                      2        671
                                                        11.15                                   7/1/13

2660730           Padmanabhan                  CA         181           09    $21,300.00       6/24/98            $170,400.00

8475378           2266 Foxhill Drive           01         178            1   $213,000.00                                33
Martinez          94553                         6         9.8           90    $21,194.89        7/1/13        2        736

2660786           Taylor                       OH         181           04    $12,400.00       6/26/98            $105,400.00

8475394           3097 Grggsview Court         01         178            1   $124,000.00                                36

Columbus          43221                         6       10.22           95    $12,341.11        7/1/13        2        713

2660788           Guerrero                     CA         181           14    $50,000.00       6/15/98            $161,300.00

8475576           2457 Almaden Boulevard       01         178            1   $255,000.00                                30
Union City        94587                         6       11.57           83    $49,882.08        7/1/13        2        655


2660793           Minick                       MD         181           14    $15,600.00       6/29/98            $132,600.00
8475501           1204 Van Buren Drive         01         178            1   $156,000.00                                35

Annapolis         21403                         6        9.55           95    $15,521.23        7/1/13        2        702

2660794           Gilroy                       MD         180           14    $25,000.00       7/17/98             $75,000.00

8490880           5312 Buchanan Street         02         178            1   $110,000.00                                46
Hyattsville       20781                         7                       91    $24,995.18       7/22/13        2        716
                                                        13.75

2660799           Haire, Jr.                   MD         181           14    $16,950.00       5/20/98            $288,900.00
                                               01
8475725           11436 Old Frederick Road                177            1   $339,900.00                                41
Marriottsville    21104                         6        9.67           90    $16,822.53        6/1/13        2        662

2660803           Gonzalez                     MD         181           14    $21,800.00       6/29/98            $210,800.00

8477309           8737 Cardinal Forest         01         178            1   $252,000.00                                37

Laurel            20723                         6        9.72           93    $21,691.62        7/1/13        2        767

2660814           Butler                       CA         181           14    $38,250.00        7/1/98            $204,000.00

8491649           220 Rockwood Drive           01         179            1   $255,000.00                                46
South San         94080                         7       9.875           95    $38,232.63        8/1/13        2        741


2660817           Hicks                        VA         181           14    $30,000.00       6/23/98            $196,000.00
8478398           3505 Old Dominion            01         178            1   $246,000.00                                23

Alexandria        22305                         7       8.625           92    $29,964.45        7/1/13        2        766

2660828           Cardinali                    DC         181           16    $24,000.00       6/18/98            $128,000.00

8478364           1427 Monroe Street           01         178            1   $160,000.00                                44
Washington        20010                         7        9.75           95    $23,977.51        7/1/13        2        781


2660832           Hoitt                        MA         181           14    $22,600.00       7/23/98            $181,350.00
                  13 Wintergreen Lane          01         179            1   $226,700.00                                30
8494270
Plainville        02762                         7       9.225           90    $22,588.22        8/1/13        2        760

2660836           D'Alli                       MD         181           14    $22,900.00       6/22/98            $194,650.00

8477325           9641 Green Moon Path         01         178            1   $229,000.00                                34
                                                                        95
Columbia          21046                         6        9.65                 $22,785.43        7/1/13        2        742




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2660843           Hessler                      MD         180           09    $24,150.00        7/2/98            $128,950.00

8483828           513 Cedar Point Drive        01         178            1   $161,199.00                                43
Perryville        21903                         7                       95    $24,130.72                      2        732
                                                         10.5                                   7/1/13

2660847           Aggarwal                     MD         181           09    $22,000.00       6/26/98            $187,000.00

8486680           2913 Cormorant Court         01         178            1   $220,000.00                                23
Waldorf           20603                         6       10.22           95    $21,895.51        7/1/13        2        661

2660856           Minix                        OH         181           14    $19,000.00       6/15/98            $156,000.00

8475881           2764 Andover Road            01         178            1   $195,000.00                                38

Columbus          43221                         6       10.22           90    $18,863.23        7/1/13        2        708

2660858           Maimoni                      NY         181           14    $37,500.00       7/23/98            $187,500.00

8533184           909 Sound Shore Road         01         179            1   $250,000.00                                17
Jamesport         11947                         6        9.95           90    $37,409.10        8/1/13        2        808


2660862           Scott                        CA         181           04    $21,750.00       6/15/98            $174,000.00
8475949           1849 Shattuck Avenue         01         178            1   $217,500.00                                36

Berkeley          94709                         7          10           90       $181.25        7/1/13        2        749

2660870           Laborde                      CA         181           15    $33,900.00        7/6/98            $271,200.00

8485914           2519- 2521 Bath Street       01         179            1   $339,000.00                                45
Santa Barbara     93105                         7                       90    $33,887.58        8/1/13        2        691
                                                       10.875

2660871           Cooper                       CA         181           14    $37,500.00       7/15/98            $105,000.00
                                               02
8490682           3967 Wooster Street                     179            1   $150,000.00                                43
Oceanside         92056                         6        12.1           95    $37,425.12        8/1/13        2        696

2660872           Poston                       MD         181           14    $16,500.00       6/25/98            $280,500.00

8477267           4149 Henhawk Court           01         178            1   $330,000.00                                37

Ellicott City     21042                         6       10.67           90    $16,424.81        7/1/13        2        761

2660875           Kyles                        NV         180           14    $25,000.00       7/17/98            $111,459.00

8489486           8773 Country Pines Avenue    02         178            1   $146,500.00                                49
Las Vegas         89129                         6       10.25           94    $24,866.51       7/22/13        2        691


2660963           Sauter                       MD         181           09    $16,700.00       6/29/98            $142,250.00
8476020           7084 Saddle Drive            01         178            1   $167,400.00                                30

Sykesville        21784                         6        9.65           95    $16,616.44        7/1/13        2        756

2660964           Svalina                      VA         181           14    $21,750.00       6/26/98            $116,000.00

8481830           3226 Norfolk Lane            01         178            1   $145,000.00                                26
Falls Church      22042                         7        9.75           95    $21,729.62        7/1/13        2        699


2660967           Stuckwisch                   VA         181           14    $46,400.00       6/22/98            $247,600.00
                  1814 Birch Road              01         178            1   $309,500.00                                38
8481822
McLean            22101                         7        9.75           95    $46,356.52        7/1/13        2        767

2660969           Strauss, Jr.                 MD         181           14    $28,900.00       6/29/98            $231,200.00

8476087           754 Fairhaven Road           01         178            1   $289,000.00                                45
                                                                        90
Tracy's Landing   20779                         6        9.72                 $28,756.34        7/1/13        2        778




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2660977           Wheeler                      OH         181           14    $15,600.00       6/19/98            $124,800.00

8493785           711 Suntree Drive            01         178            1   $156,000.00                                25
Westerville       43081                         6                       90    $15,521.95                      2        764
                                                         9.65                                   7/1/13

2660978           Rozek                        NJ         181           14    $25,000.00       7/22/98            $200,000.00

8530636           140 Birch Street             01         179            1   $250,000.00                                41
Midland Park      07432                         7       12.75           90    $24,993.95        8/1/13        2        628

2660981           Gooden                       IL         181           14    $10,000.00       6/25/98             $67,500.00

8476129           3502 Marseilles Lane         01         178            1    $90,000.00                                41

Hazel Crest       60429                         6        10.8           87     $9,841.56        7/1/13        2        654

2660985           Montross                     NY         180           14    $29,000.00       7/21/98            $111,928.00

8496358           27 Hornbeck Road             02         178            1   $150,000.00                                27
Poughkeepsie      12603                         6        10.6           94    $28,933.80       7/27/13        2        776


2660986           Rost                         OR         181           14    $54,000.00       7/21/98            $172,582.00
8532145           4114 NorthEast 73rd Avenue   02         179            1   $240,000.00                                38

Portland          97218                         7       10.25           95    $53,872.25        8/1/13        2        720

2660992           Powell                       CA         181           09    $54,000.00       6/15/98            $288,000.00

8476202           548 Monteleone Avenue        01         178            1   $360,000.00                                43
Agoura            91301                         6                       95    $53,728.35        7/1/13        2        727
                                                         10.9

2660997           Sands                        CA         181           14    $20,000.00       7/22/98            $208,000.00
                                               01
8525198           741 Janice Lane                         179            1   $260,000.00                                42
Walnut            91789                         7      11.225           88    $19,993.08        8/1/13        2        663

2660998           Katz                         CA         181        RFC01    $23,800.00       7/21/98            $190,400.00

8517351           48 Arabian Way               01         179            1   $238,000.00                                36

Scotts Valley     95066                         7        9.75           90    $23,788.89        8/1/13        2        767

2660999           Kemble                       OR          60           14    $16,000.00       7/21/98             $93,623.00

8493819           1286 Southwest 11th Street   02          58            1   $137,500.00                                30
Ontario           97914                         4        8.65           80    $15,785.91       7/27/03        2        683


2661005           Ugale                        CA         181           14    $15,500.00       6/23/98             $93,500.00
8476616           7375 Baldwin Street          01         178            1   $125,000.00                                40

Valley Springs    95252                         6       10.05           88    $15,425.23        7/1/13        2        702

2661006           Finn                         CA         181           14   $171,250.00        6/5/98            $227,150.00

8476251           4714 Muirfield Court         01         178            1   $498,000.00                                39
Santa Rosa        95405                         7         9.5           80   $171,080.87        7/1/13        2        758


2661019           Becker                       VA         181           09    $41,950.00       6/10/98             $97,900.00
                  224 Canyon Road              01         178            1   $139,900.00                                44
8478653
Winchester        22602                         7      10.375          100    $41,915.59        7/1/13        2        692

2661021           Bulitt                       MD         181           09    $65,600.00       6/18/98            $355,300.00

8478612           18231 Wickam Road            01         178            1   $460,000.00                                50
                                                                        92
Olney             20832                         7       10.25                 $65,544.75        7/1/13        2        680




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2661022           Judge                        CA         181           14    $28,090.00        6/8/98            $224,720.00

8476392           6134 St Andrews Way          01         178            1   $280,900.00                                42
Livermore         94550                         7                       90    $28,065.04                      2        790
                                                           10                                   7/1/13

2661047           Lazaroe                      VA         181           09    $38,200.00       6/19/98            $203,900.00

8478729           8623 Groveland Drive         01         178            1   $254,900.00                                17
Springfield       22153                         7       8.625           95    $38,154.72        7/1/13        2        743

2661050           Rice                         MD         181           14    $36,700.00       6/30/98            $195,900.00

8478588           10073 Carillon Drive         01         178            1   $244,900.00                                27

Ellicott City     21042                         7        10.5           95    $36,570.71        7/1/13        2        743

2661053           Pasion                       MD         180           14    $28,750.00        6/5/98            $153,500.00

8488397           11350 Holter Road            01         177            1   $191,900.00                                30
White Marsh       21162                         7        10.5           95    $28,678.40        6/1/13        2        678


2661054           Hendrickson                  CA         181           14    $23,400.00       6/18/98            $136,526.00
8478778           280 Stanford Street          02         178            1   $178,000.00                                30

La Habra          90631                         6       10.25           90    $23,289.18        7/1/13        2        711

2661055           Sauers                       MD         181           09    $37,800.00       6/29/98            $201,750.00

8478562           6074 Avalon Drive            01         178            1   $252,190.00                                33
Elkridge          21075                         7                       95    $37,757.47        7/1/13        2        766
                                                        8.875

2661056           Williams                     CA         181           14    $31,900.00       6/25/98            $170,300.00
                                               01
8478745           2110 West Ninth Street                  178            1   $212,900.00                                41
Oxnard            93035                         6       9.875           95    $31,743.66        7/1/13        2        692

2661058           Park                         VA         181           14    $36,300.00       6/26/98            $193,600.00

8479099           8419 Idylwood Road           01         178            1   $242,000.00                                22

Vienna            22182                         6       9.125           95    $36,205.15        7/1/13        2        764

2661067           Sanders                      MD         181           09    $32,100.00       6/26/98            $171,200.00

8478539           21307 Purple Aster Court     01         178            1   $214,035.00                                30
Germantown        20874                         7          10           95    $32,034.73        7/1/13        2        769


2661068           McCray                       DC         180           14    $88,000.00        7/1/98            $310,000.00
8479115           5006 Weaver Terrace          02         178            1   $398,000.00                                45

Washington        20016                         7       10.75          100    $87,933.45        7/1/13        2        701

2661088           Schmidt                      AZ         181           14    $20,000.00       7/20/98            $120,000.00

8537524           417 East Ivy Circle          02         179            1   $161,000.00                                36
Mesa              85203                         6       9.875           87    $19,951.18        8/1/13        2        681


2661090           Marich                       VA         180           14   $114,300.00        6/5/98            $609,600.00
                  1119 Langley Lane            01         177            1   $762,000.00                                23
8479016
McLean            22101                         7       10.25           95   $114,105.81        6/1/13        2        755

2661094           McMullen                     CA         181           14    $29,100.00        7/1/98            $155,200.00

8477978           4503 Falcon Avenue           01         179            1   $194,000.00                                32
                                                                        95
Long Beach        90807                         6      10.375                 $29,032.17        8/1/13        2        713




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2661095           Filippi                      VA         181        RFC01    $56,250.00       6/30/98            $300,000.00

8478430           5258 Winter View Drive       01         178            1   $375,000.00                                42
Alexandria        22312                         7                       95    $56,197.31                      2        762
                                                         9.75                                   7/1/13

2661096           Igwemere                     VA         181           09    $40,200.00       6/30/98            $214,400.00

8483950           9505 Wooden Spoke Court      01         178            1   $268,000.00                                45
Burke             22015                         7       9.125           95    $40,157.05        7/1/13        2        686

2661098           Lavigne                      DC         181           16    $33,000.00       6/15/98            $176,000.00

8479032           623 East Street SouthEast    01         178            1   $220,000.00                                22

Washington        20003                         7       10.25           95    $32,771.36        7/1/13        2        720

2661099           Curran                       CA         181           09    $27,400.00       6/24/98            $219,200.00

8478885           24751 El Portico             01         178            1   $274,000.00                                27
Laguna Niguel     92677                         6       9.625           90    $27,262.61        7/1/13        2        755


2661100           Groff                        MD         181           14    $53,950.00       6/30/98            $287,900.00
8483802           20501 Ivory Pass Court       01         178            1   $359,900.00                                42

Gaithersburg      20879                         7        9.75           95    $53,899.46        7/1/13        2        762

2661102           Lackey                       CA         181           14    $46,000.00        7/1/98            $245,600.00

8478596           5769 Rainflower Drive        01         179            1   $307,000.00                                38
Livermore         94550                         6                       95    $45,887.73        8/1/13        2        761
                                                        9.875

2661105           Laker                        CA         181        RFC01    $23,200.00       6/25/98            $138,800.00
                                               02
8477994           11252 Holder Street                     178            1   $173,500.00                                42
Cypress           90630                         6      10.375           94    $23,091.38        7/1/13        2        705

2661106           Hadley                       MD         181           14    $32,650.00       6/25/98            $174,300.00

8480717           14613 Melinda Lane           01         178            1   $217,900.00                                36

Rockville         20853                         7       10.25           95    $32,622.50        7/1/13        2        682

2661109           Grant                        MD         181           14    $37,600.00       6/17/98            $200,600.00

8478489           5701 Greentree Road          01         178            1   $250,750.00                                21
Bethesda          20817                         7        9.75           95    $37,564.78        7/1/13        2        718


2661111           Avent                        VA         181           14   $120,000.00       6/25/98            $279,900.00
8479065           3171 North Quincy Street     01         178            1   $399,900.00                                37

Arlington         22207                         7       9.875          100   $119,890.51        7/1/13        2        766

2661114           Barley                       MD         181           09    $42,650.00       6/29/98            $227,700.00

8479057           6450 Saddlebrook Lane        01         178            1   $284,665.00                                42
Frederick         21701                         7          12           95    $42,625.48        7/1/13        2        672


2661115           Daisey                       VA         181        RFC01    $32,000.00       6/26/98            $200,000.00
                  6311 Summer Moon Lane        01         178            1   $246,000.00                                45
8478372
Alexandria        22312                         7         9.5           95    $31,968.40        7/1/13        2        695

2661117           Reil-baca                    VA         181           14    $25,000.00        6/4/98            $212,500.00

8479040           4200 Willow Woods Drive      01         178            1   $250,000.00                                20
                                                                        95
Annadale          22003                         6       8.375                 $24,620.79        7/1/13        2        791




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2661120           Finley                       CA         181           14    $18,500.00       6/22/98            $125,850.00

8478026           1824 Alta Street             02         178            1   $150,000.00                                27
Redlands          92374                         6                       97    $18,415.35                      2        724
                                                       10.625                                   7/1/13

2661122           Barnes                       MD         181        RFC01    $57,750.00        6/8/98            $308,000.00

8481186           1719 Leighton Wood Lane      01         178            1   $385,000.00                                43
Silver Springs    20910                         7       11.75           95    $57,705.82        7/1/13        2        651

2661123           Rutledge                     VA         181           09    $68,400.00       6/30/98            $364,800.00

8478356           7206 Laketree Drive          01         178            1   $456,000.00                                41

Fairfax Station   22039                         6         9.5           95    $68,053.13        7/1/13        2        802

2661145           Nashnoush                    VA         181           09    $27,750.00       6/15/98            $148,000.00

8478281           12265 Exbury Street          01         178            1   $185,000.00                                31
Herndon           22204                         6         9.5           95    $27,609.28        7/1/13        2        788


2661147           Rinaldi                      CA         181           14    $30,600.00       4/15/98            $163,200.00
8483067           555 Finch Court              01         176            1   $204,000.00                                36

Fillmore          93015                         6       10.75           95    $30,316.88        5/1/13        2        662

2661148           Graham                       VA         181           09    $43,350.00       6/26/98            $231,400.00

8478505           13122 Lodi Court             01         178            1   $289,290.00                                48
Manassas          20112                         7                       95    $43,307.19        7/1/13        2        746
                                                          9.5

2661151           Reeder                       MD         181           14    $24,950.00       6/11/98            $133,200.00
                                               01
8478190           1004 Dennis Avenue                      178            1   $166,500.00                                21
Silver Spring     20901                         7       9.375           95    $24,924.70        7/1/13        2        791

2661157           Duy                          DC         180           04    $29,800.00        7/2/98            $159,120.00

8478570           1821 Belmont Road            01         178            1   $198,900.00                                40

Washington        20009                         7        9.75           95    $29,772.08        7/1/13        2        764

2661158           Hultine                      IL         181           14    $17,000.00       4/13/98            $106,500.00

8483075           154 South Collins Street     01         176            1   $145,000.00                                43
South Elgin       60177                         6          11           86    $16,848.38        5/1/13        2        679


2661161           Hahn                         CA         181           09    $34,500.00       6/22/98            $276,000.00
8478695           31072 Paseo Valencia         01         178            1   $345,000.00                                44

San Juan          92675                         7      11.125           90    $34,475.95        7/1/13        2        670

2661167           Gargano                      CO         181           14    $25,000.00        7/2/98             $93,750.00

8478042           1015 Elmer Drive             02         179            1   $125,000.00                                44
Northglenn        80233                         6      12.625           95    $24,952.85        8/1/13        2        663


2661168           Ward                         IL         181           09    $20,500.00       4/30/98            $164,000.00
                  1335 Northgate Court         01         176            1   $205,000.00                                34
8483083
Bartlett          60103                         6        10.5           90    $20,205.92        5/1/13        2        786

2661171           Burkley                      VA         181        RFC01    $47,250.00        7/1/98            $141,750.00

8478141           2151 Greenkeepers Court      01         179            1   $189,000.00                                28
                                                                       100
Reston            20191                         7       9.125                 $47,224.86        8/1/13        2        772




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2661181           Walker                       CA         181           14    $40,000.00        7/1/98            $320,600.00

8478661           3 West Boulder Creek Road    01         179            1   $400,849.00                                44
Simi Valley       93065                         6                       90    $39,897.82                      2        735
                                                        9.375                                   8/1/13

2661182           Selzer                       VA         181           14    $33,750.00       6/26/98            $180,000.00

8478117           6506 Bluebill Lane           01         178            1   $225,000.00                                38
Alexandria        22307                         7       9.125           95    $33,713.94        7/1/13        2        708

2661183           Zabiegalski                  VA         181           14   $101,250.00        7/7/98            $540,000.00

8481806           11222 Beach Mill Road        01         179            1   $675,000.00                                36

Great Falls       22066                         7           9           95   $101,194.70        8/1/13        2        739

2661187           Ketell                       CA         181           14    $38,000.00       4/24/98            $267,000.00

8483091           2154 Hampton Road            02         176            1   $335,000.00                                20
Livermore         94550                         6         9.5           92    $37,611.51        5/1/13        2        728


2661188           Newton                       OR         181           14    $50,000.00        6/4/98            $150,800.00
8476962           11575 SouthWest Hazelwood    01         178            1   $226,000.00                                39

Tigard            97223                         6       11.47           89    $49,788.55        7/1/13        2        666

2661191           Luce                         CA         181           14    $19,800.00       7/21/98            $186,982.00

8535197           101 Buckingham Avenue        01         179            1   $235,000.00                                39
San Dimas         91773                         6                       88    $19,800.00        8/1/13        2        771
                                                          9.9

2661193           Shears                       DC         180           04    $23,600.00        6/2/98            $125,950.00
                                               01
8478109           2801 Connecticut Avenue                 177            1   $157,485.00                                23
Washington        20008                         6         9.5           95    $23,419.76        6/1/13        2        732

2661203           Snyder                       VA         181        RFC01    $35,400.00       6/26/98            $188,800.00

8482127           6309 Summer Moon Lane        01         178            1   $236,000.00                                39

Alexandria        22312                         6        8.75           95    $35,283.82        7/1/13        2        754

2661206           Maruska                      AZ         181           09    $21,500.00        7/1/98            $172,000.00

8477077           8905 East Voltaire Drive     01         179            1   $215,000.00                                25
Scottsdale        85260                         6        9.55           90    $21,445.94        8/1/13        2        732


2661209           Stelljes                     VA         181           04    $63,000.00       6/26/98            $336,000.00
8482085           21 Wilkes Street Unit/Apt    01         178            1   $435,000.00                                15

Alexandria        22314                         7        9.75           92    $62,940.98        7/1/13        2        739

2661210           Hucke                        CO         181           09    $32,800.00       5/22/98             $84,040.00

8483125           9285 North Clermont Drive    02         177            1   $123,000.00                                27
Thornton          80229                         6       10.75           95    $32,576.49        6/1/13        2        761


2661212           Carretta                     CA         181           14    $23,000.00       6/24/98            $184,000.00
                  1132 Channing Way            01         178            1   $230,000.00                                36
8477135
Berkeley          94702                         6          10           90    $22,888.55        7/1/13        2        734

2661214           Hamiel                       CA         181           14    $30,000.00       5/22/98            $227,150.00

8483133           3628 Promontory Street       01         177            1   $353,000.00                                44
                                                                        73
San Diego         92109                         6          10                 $29,780.41        6/1/13        2        726




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2661218           Huff                         CA         181           14    $40,500.00       7/17/98            $216,000.00

8494015           9391 Castlegate Drive        01         179            1   $270,000.00                                42
Huntington Beach  92646                         6                       95    $40,422.34                      2        673
                                                        12.45                                   8/1/13

2661219           Strader                      CA         184        RFC01    $12,000.00       4/15/98            $112,000.00

8520801           145 Montebello Drive         01         179            1   $140,000.00                                40
Watsonville       95076                         7      10.345           89    $11,995.07        8/1/13        2        775

2661220           Kalagian                     CA         181           14    $75,000.00        7/9/98            $269,794.00

8489536           27781 San Pasqual Street     02         179            1   $435,000.00                                45

Mission Viejo     92692                         7       10.25           80    $75,000.00        8/1/13        2        659

2661223           Honeycutt                    AZ         181           09    $33,000.00       4/28/98            $164,900.00

8483141           4607 East Desert Willow      01         176            1   $219,900.00                                21
Phoenix           85044                         6        9.75           90    $32,670.15        5/1/13        2        748


2661225           Shatku                       IL         181           14    $56,500.00       7/15/98             $84,928.00
8520199           605 North Edgelawn Drive     02         179            1   $148,000.00                                37

Aurora            60506                         6        10.5           96    $56,369.81        8/1/13        2        697

2661226           Savastano                    RI         181           14    $57,850.00       7/14/98            $227,150.00

8521726           10 Grey Gull Road            02         179            1   $300,000.00                                35
Jamestown         02835                         7                       95    $57,581.51        8/1/13        2        680
                                                         11.5

2661228           Kisslan                      CA         181           14    $34,000.00        6/3/98            $231,000.00
                                               02
8481269           1016 South Silverstar Way               178            1   $265,000.00                                29
Anaheim           92808                         6        11.1          100    $33,850.31        7/1/13        2        688

2661231           Walter                       CA         181           04    $25,000.00       4/22/98            $100,000.00

8483166           25434 Fitzgerald Avenue      01         176            1   $198,000.00                                41

Stevenson Ranch   91381                         6        9.75           64    $24,302.86        5/1/13        2        729

2661232           Cherry                       CA         181           14    $38,000.00        7/9/98            $191,250.00

8498727           698 Powers Drive             01         179            1   $255,000.00                                35
El Dorado Hills   95762                         7        10.5           90    $37,984.90        8/1/13        2        768


2661235           Strothers                    VA         181        RFC01    $18,000.00       6/25/98             $96,000.00
8482044           13537 Colesmire Gate Way     01         178            1   $120,050.00                                39

Bristow           20136                         7        9.75           95    $17,957.25        7/1/13        2        747

2661241           Panhuise                     CA         181           15    $45,000.00       7/27/98            $337,500.00

8525925           148-150 Prospect Avenue      02         179            1   $450,000.00                                45
San Francisco     94110                         7      11.475           85    $45,000.00        8/1/13        2        674


2661243           Thane                        VA         181        RFC01    $45,000.00       6/15/98            $105,000.00
                  5818 Stream Pond Court       01         178            1   $150,000.00                                43
8482010
Centreville       20120                         7         9.5          100    $44,955.56        7/1/13        2        775

2661246           Colburn                      CA         181           14    $33,400.00        5/7/98            $300,600.00

8483182           1422 Everview Road           02         177            1   $334,000.00                                39
                                                                       100
San Diego         92110                         6          12                 $33,197.41        6/1/13        2        706




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2661247           Martinez                     CA         181           04    $30,000.00        7/6/98            $163,875.00

8479206           2159 Stonewood Court         02         179            1   $205,000.00                                26
San Pedro         90732                         6                       95    $29,934.00                      2        738
                                                           11                                   8/1/13

2661251           Thomas                       VA         181           14    $48,000.00       6/12/98            $255,900.00

8478075           2953 Timber Wood Way         01         178            1   $320,000.00                                21
Herndon           20171                         6           9           95    $47,745.35        7/1/13        2        738

2661274           Nibert                       MD         181           09    $38,230.00       7/22/98            $191,171.00

8501728           14419 Saturn Way             01         179            1   $254,895.00                                25

Boyds             20841                         7       11.25           90    $38,217.10        8/1/13        2        666

2661277           Manley                       CO         181           14    $29,000.00       7/20/98            $101,250.00

8520777           2308 Willow Creek Drive      02         179            1   $135,000.00                                35
Golden            80401                         6       12.09           97    $28,942.44        8/1/13        2        735


2661280           Underwood                    VA         181        RFC01    $21,000.00       6/18/98            $142,400.00
8481962           47594 Watkins Island         01         178            1   $178,000.00                                14

Sterling          20165                         7           9           92    $20,976.97        7/1/13        2        769

2661285           Brown                        CO         181           14    $39,150.00        7/6/98            $208,800.00

8489833           4176 McKinley                02         179            1   $262,000.00                                21
Boulder           80303                         6                       95    $39,055.97        8/1/13        2        684
                                                        10.05

2661286           Cox                          CA         181           14    $26,100.00        7/1/98            $258,000.00
                                               01
8480238           1018 North Jackson Street               179            1   $322,500.00                                44
Glendale          91207                         6       9.375           89    $25,640.83        8/1/13        2        761

2661288           Goodrich                     CA         181           09    $30,500.00       7/22/98            $244,000.00

8538662           27962 Sheffield              01         179            1   $305,000.00                                45

Mission Viejo     92692                         7       9.725           90    $30,500.00        8/1/13        2        723

2661290           Bell                         CO         181           14    $29,200.00       7/22/98            $115,750.00

8500415           1224 Walnut Street           02         179            1   $145,000.00                                41
Windsor           80550                         6        10.8          100    $29,132.80        8/1/13        2        717


2661291           Mazza                        NJ         180           14    $25,000.00       7/22/98            $139,382.00
8496598           37 Burch Drive               02         178            1   $175,000.00                                44

Morris Plains     07950                         6        12.6           94    $24,952.74       7/28/13        2        658

2661292           Wilson                       VA         181           14    $36,300.00       6/29/98            $193,600.00

8481947           3600 North Rockingham        01         178            1   $242,000.00                                40
Arlington         22213                         7        9.75           95    $36,266.00        7/1/13        2        764


2661297           Ferree                       CA         181           14   $100,000.00        7/9/98            $228,500.00
                  2815 East Rosemary Drive     01         179            1   $360,000.00                                42
8479081
West Covina       91791                         6       10.75           92    $99,774.88        8/1/13        2        751

2661298           Hall                         TX         181           09    $43,900.00       7/15/98            $175,550.00

8481087           2008  Longfellow LN          01         179            1   $219,550.00                                38
                                                                       100
Flower Mound      75028                         6        9.99                 $43,900.00        8/1/13        2        725




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2661299           Pippin                       TX         181           14    $44,300.00       7/15/98            $177,150.00

8481129           2707  Shady Hill CT          01         179            1   $221,450.00                                28
Grapevine         76051                         6                      100    $43,352.39                      2        754
                                                         9.99                                   8/1/13

2661301           Nordstrom                    VA         181        RFC01    $93,000.00       7/15/98            $217,000.00

8481079           5191  Cottingham PL          01         179            1   $310,000.00                                30
Alexandria        22304                         7         9.9          100    $92,957.97        8/1/13        2        722

2661302           Bamford                      CA         181           14    $63,000.00        7/8/98            $504,000.00

8481202           32  Silverwood DR            02         179            1   $630,000.00                                28

Lafayette         94549                         7      11.275           90    $62,978.85        8/1/13        2        685

2661303           Sweeten                      WA         181           14    $29,200.00       7/10/98            $131,000.00

8482598           13307  South106th PL         02         179            1   $178,000.00                                31
Renton            98058                         7      11.025           90    $29,189.65        8/1/13        2        666


2661304           Solomon                      FL         181           09    $10,000.00       7/10/98             $73,600.00
8481111           10142  Eventide CT           02         179            1    $92,000.00                                45

Orlando           32821                         6         9.9           91     $9,975.65        8/1/13        2        739

2661311           Jimenez                      FL         181           14    $40,000.00       7/10/98             $47,725.00

8480907           11420 SouthWest 47th         02         179            1   $147,000.00                                46
Miami             33165                         6                       60    $39,901.48        8/1/13        2        751
                                                        9.775

2661312           Labar                        CA         181           14    $35,000.00        7/9/98            $176,250.00
                                               02
8481145           22536  La Vina DR                       179            1   $235,000.00                                42
Mission Viejo     92691                         7      10.275           90    $34,985.40        8/1/13        2        718

2661313           Modiramani                   VA         181        RFC01    $22,800.00       7/10/98            $128,800.00

8480915           13800  Rampant Lion CT       02         179            1   $161,000.00                                42

Centreville       22020                         6      10.275           95    $22,745.23        8/1/13        2        697

2661320           Sandoval                     NM         181           14    $15,700.00       7/10/98             $78,750.00

8480899           1717  Callejon Cordelia      02         179            1   $105,000.00                                38
Santa Fe          87501                         6       9.775           90    $15,661.33        8/1/13        2        696


2661324           Torres                       CA         181           14    $24,600.00        7/9/98            $102,400.00
8478547           6790  Hammond AVE            02         179            1   $128,000.00                                26

Long Beach        90805                         7      11.025          100    $24,582.46        8/1/13        2        755

2661325           Casey                        NJ         181           14    $17,000.00       7/10/98            $227,000.00

8478638           55  Wexford WAY              02         179            1   $285,000.00                                36
Bridgewater       08807                         7       9.525           86    $16,991.68        8/1/13        2        753


2661327           Verburg                      CA         181           14    $20,000.00       7/10/98            $223,459.00
                  1986 N Genessee ST           02         179            1   $275,000.00                                45
8478182
Orange            92865                         6       9.625           89    $19,950.06        8/1/13        2        730

2661333           Bennett                      CA         181           14    $32,200.00       7/10/98            $130,800.00

8478091           738  Agostini CIR            01         179            1   $163,515.00                                43
                                                                       100
Folsom            95630                         7      12.025                 $32,190.84        8/1/13        2        696




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2661334           Quinn                        CA         181           14    $43,500.00        7/1/98            $232,000.00

8478125           39  Kent CT                  01         179            1   $290,000.00                                50
San Jose          95139                         7                       95    $43,489.83                      2        678
                                                         12.9                                   8/1/13

2661341           Stinchcombe                  MI         180           14    $15,000.00       7/24/98             $13,807.00

8528838           415 Cass Avenue              02         178            1    $55,000.00                                17
Bay City          48708                         6        9.97           53    $14,688.02       7/28/13        2        695

2661344           Wohl                         VA         181           14    $50,100.00       6/30/98            $267,200.00

8481996           604 South View Terrace       01         178            1   $334,000.00                                28

Alexandria        22314                         7        9.75           95    $50,053.05        7/1/13        2        726

2661356           Grace                        MD         181        RFC01    $24,450.00       6/26/98            $130,450.00

8541955           8362 Finchleigh Street       01         178            1   $165,000.00                                27
Laurel            20724                         6       10.25           94    $24,334.21        7/1/13        2        763


2661359           Puche                        FL         181           14    $45,800.00       7/23/98            $183,200.00
8501090           318 NorthEast 104th Street   02         179            1   $229,000.00                                24

Miami Shores      33138                         6        10.5          100    $45,694.48        8/1/13        2        713

2661360           Lynch                        WA         181           16    $30,000.00       7/13/98            $126,021.00

8485690           4632 159th Street            02         179            1   $158,000.00                                50
Lynnwood          98037                         6                       99    $29,937.34        8/1/13        2        683
                                                        11.55

2661361           Moloney                      WA         181           14    $90,000.00        7/9/98            $360,000.00
                                               02
8485443           36606 9th Avenue Southeast              179            1   $450,000.00                                25
Federal Way       98023                         6        10.3          100    $90,000.00        8/1/13        2        732

2661389           Inkrote                      CA         181           09    $24,000.00        7/1/98            $128,000.00

8480030           22270 Village Way Drive      01         179            1   $160,000.00                                37

Canyon Lake       92587                         6       9.875           95    $23,941.42        8/1/13        2        733

2661394           Koch                         CA         181           14    $33,750.00        7/8/98            $180,000.00

8480147           22625 Sarkis Court           01         179            1   $225,000.00                                43
Santa Clarita     91350                         6       9.875           95    $33,667.63        8/1/13        2        761


2661409           Low                          CA         181           04    $72,000.00       6/15/98            $208,000.00
8480089           6234 Lakeview Circle         02         178            1   $280,000.00                                49

San Ramon         94583                         6        12.5          100    $71,698.44        7/1/13        2        681

2661417           Banaag                       CA         181           14    $30,000.00        6/2/98            $167,311.00

8480139           7461 Colombia Drive          02         178            1   $212,000.00                                48
Buena Park        90620                         6      10.625           94    $29,862.74        7/1/13        2        663


2661420           Carter                       CA         181           14    $20,000.00        6/1/98            $206,000.00
                  27514 Mariam Place           02         178            1   $240,000.00                                35
8480212
Santa Clarita     91350                         6      10.625           95    $19,908.48        7/1/13        2        682

2661423           Figgins                      CA         181           09    $22,200.00        7/6/98            $227,150.00

8479990           8132 East Kennedy Road       01         179            1   $322,000.00                                32
                                                                        78
Anaheim           92808                         6          10                 $22,146.43        8/1/13        2        768




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2661425           Braaksma                     CA         181           09    $58,000.00        7/1/98            $166,977.00

8478646           21 Acorn Ridge               02         179            1   $225,000.00                                42
Las Flores Area   92688                         7                      100    $57,978.74                      2        722
                                                       10.875                                   8/1/13

2661428           Cardwell                     CA         181           14    $36,000.00        7/1/98            $288,000.00

8480048           1330 Bluebird Canyon Drive   01         179            1   $360,000.00                                42
Laguna Beach      92651                         6       9.375           90    $35,908.03        8/1/13        2        756

2661435           Doppert                      CA         181           09    $42,300.00        7/9/98            $225,650.00

8480022           22 Via Frontera              01         179            1   $282,100.00                                42

Rancho Santa      92688                         6       9.875           95    $42,196.76        8/1/13        2        770

2661437           Dobbs                        UT         181           14    $57,500.00       7/15/98            $123,500.00

8480121           2349 East Kensington         02         179            1   $181,000.00                                28
Salt Lake City    84108                         6        10.5          100    $57,367.52        8/1/13        2        693


2661446           Smith                        MA         181           14    $40,800.00       6/30/98            $218,000.00
8489031           33 Mohawk Road               01         178            1   $272,500.00                                48

Marblehead        01945                         6        10.5           95    $40,611.16        7/1/13        2        761

2661457           Closinski                    NY         181           14    $20,015.00       7/23/98             $58,763.40

8523540           3452 Chili Avenue            02         179            1    $88,500.00                                34
Rochester         14624                         6                       90    $19,974.64        8/1/13        2        690
                                                        11.92

2661465           Fredriksen                   CO         181           14    $10,000.00        8/4/98            $144,000.00
                                               01
8530644           647 Nelson Park Lane                    180            1   $180,000.00                                29
Longmont          80503                         6        9.55           86    $10,000.00        9/1/13        2        741

2661471           Wood                         CA         181           14    $45,900.00        7/6/98            $244,800.00

8519647           15880 La Prenda Court        01         179            1   $306,000.00                                45

Morgan Hill       95037                         7      10.845           95    $45,883.07        8/1/13        2        721

2661493           Montgomery                   VA         181           09    $60,000.00       6/15/98            $320,000.00

8478943           13403 Trey Lane              01         178            1   $400,000.00                                40
Clifton           20124                         6        9.25           95    $59,585.99        7/1/13        2        775


2661497           Horner                       VA         180           16    $51,300.00        6/2/98            $273,600.00
8478950           813 Duke Street              01         177            1   $342,000.00                                38

Alexandria        22314                         7       9.625           95    $51,250.66        6/1/13        2        693

2661505           Paska                        VA         181           09    $40,350.00       7/24/98            $215,200.00

8527228           13501 Quiet Stream Court     01         179            1   $269,000.00                                27
Fairfax           22032                         6       9.875           95    $40,151.52        8/1/13        2        787


2661510           Kerchoff                     VA         181           14    $27,300.00       6/30/98            $145,600.00
                  525 North Piedmont Street    01         178            1   $182,000.00                                29
8479107
Arlington         22203                         7        9.75           95    $27,174.01        7/1/13        2        790

2661514           Colak                        VA         181           04    $19,950.00       6/26/98            $106,400.00

8479164           4500 28th Road South         01         178            1   $133,000.00                                40
                                                                        95
Arlington         22203                         7       9.125                 $19,928.68        7/1/13        2        703




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2661515           Cole                         CA         181           14    $29,200.00        7/3/98            $146,250.00

8490583           1343 East Trenton Avenue     01         179            1   $195,000.00                     24         45
Orange            92867                         6                       90    $29,137.67                      2        693
                                                        11.32                                   8/1/13

2661541           Wright                       CA         181           14    $36,000.00       6/25/98            $187,500.00

8496499           2007 Fallen Leaf Circle      01         178            1   $250,000.00                                21
Vacaville         95687                         6        9.75           90    $35,821.54        7/1/13        2        759

2661542           Rinetti                      CA         181           14    $28,850.00        7/6/98            $227,150.00

8493173           2715 Darius Way              01         179            1   $320,000.00                                43

San Leandro       94577                         6       9.625           80    $28,777.96        8/1/13        2        667

2661557           Parker                       CA         181           14    $35,000.00       7/30/98            $163,200.00

8529521           3387 Rosanne Avenue          01         179            1   $204,000.00                                45
Long Beach        90808                         6      11.275           98    $34,924.98        8/1/13        2        707


2661558           Lee                          CA         181           04    $27,000.00       7/24/98            $144,000.00
8519530           14141-b SHORELINE DRIVE      01         179            1   $180,000.00                                38

Chino Hills       91709                         6      10.025           95    $26,935.00        8/1/13        2        738

2661560           Kumar                        CA         181           14    $18,000.00       6/30/98            $512,000.00

8540668           2759 Gold Meadow Court       01         178            1   $597,507.00                                41
San Jose          95135                         6                       89    $17,917.65        7/1/13        2        669
                                                       10.625

2661561           Hatmaker                     CA         181           14    $33,700.00       7/22/98            $180,000.00
                                               01
8539330           7110 Wolverine Street                   179            1   $225,000.00                                22
Ventura           93003                         7         9.6           95    $33,683.77        8/1/13        2        801

2661566           Simon                        CA         181           14    $52,000.00       7/22/98            $224,000.00

8500464           8532 Dacosta Street          02         179            1   $285,000.00                                43

Downey            90240                         7        10.4           97    $51,978.89        8/1/13        2        735

2661579           Ha                           CA         181           14    $39,000.00       7/17/98            $195,000.00

8495210           1847 Grenadine Way           01         179            1   $260,000.00                                37
San Jose          95122                         6      10.875           90    $39,000.00        8/1/13        2        759


2661582           Mettenburg                   VA         181           09    $30,750.00       6/12/98            $196,000.00
8479495           16 Country Lane              01         178            1   $245,000.00                                33

Berryville        22611                         6       8.375           93    $30,527.50        7/1/13        2        708

2661595           Blum                         VA         181           14   $100,000.00       6/16/98            $234,500.00

8481913           3081 North Oakland Street    01         178            1   $335,000.00                                37
Arlington         22207                         7         9.5          100    $99,901.25        7/1/13        2        751


2661602           Anderson                     UT         181           14    $60,000.00       7/23/98             $74,953.00
                  1426 12th Street             02         179            1   $140,000.00                                45
8534240
Ogden             84404                         6       11.95           97    $59,879.33        8/1/13        2        681

2661607           Thomas                       VA         181           09    $39,750.00       6/15/98            $212,000.00

8479933           46443 Saffron Court          01         178            1   $265,000.00                                33
                                                                        95
Sterling          20165                         6       9.625                 $39,550.70        7/1/13        2        710




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2661615           Wade                         CA         181           14    $37,500.00       7/16/98            $200,000.00

8487043                                        01         179            1   $250,000.00                                33
Huntington Beach  92626                         6                       95    $37,415.58                      2        685
                                                        10.75                                   8/1/13

2661616           Ratay                        HI         181           14    $73,350.00       7/10/98            $391,200.00

8487118           47-341 Mawaena Street        01         179            1   $489,000.00                                44
Kaneohe           96744                         7        10.5           95    $73,350.00        8/1/13        2        688

2661617           Brennan                      CA         181           14    $41,500.00        7/1/98            $322,000.00

8496457           373 Avenida Granada          01         179            1   $415,000.00                                29

Long Beach        90814                         7        9.75           88    $40,767.54        8/1/13        2        742

2661635           Botten                       CA         181           09    $55,000.00       7/24/98            $293,700.00

8540098           575 Granite Hills Street     01         179            1   $367,146.00                                30
Simi Valley       93065                         7        9.75           95    $54,974.34        8/1/13        2        748


2661641           Mohajer-vaghary              VA         181        RFC01    $47,750.00       6/25/98            $254,800.00
8480014           1814 Brentridge Street       01         178            1   $318,500.00                                31

Vienna            22182                         6       8.375           95    $47,482.14        7/1/13        2        756

2661643           McCanta                      WA         181           14    $16,600.00        7/6/98            $134,400.00

8493587           15334 25th Avenue            01         179            1   $168,000.00                                38
Shoreline         98155                         6                       90    $16,563.66        8/1/13        2        662
                                                        11.05

2661645           Twyman                       OR         181           14    $25,300.00       7/13/98            $202,800.00
                                               01
8493611           5471 NorthWest Peakness                 179            1   $253,500.00                                28
Portland          97229                         7          10           90     $4,983.16        8/1/13        2        689

2661653           Tiggs                        CA         181           14    $41,000.00       7/28/98            $217,024.00

8529299           71 Montebello Drive          02         179            1   $272,000.00                                28

Daly City         94015                         7      10.975           95    $40,974.98        8/1/13        2        755

2661660           Patterson                    NM         181           14    $35,000.00       7/24/98             $11,384.00

8521643           23 A County Road 3463        02         179            1    $81,000.00                                44
Flora Vista       87415                         6        9.84           58    $34,887.00        8/1/13        2        709


2661661           Pitney                       NM         181           14    $10,000.00       7/24/98             $74,000.00
8516866           1108 Fairview                02         179            1    $85,500.00                                34

Farmington        87401                         6       11.09           99     $9,978.19        8/1/13        2        745

2661663           Becker                       VA         181           14    $99,500.00       6/18/98            $225,270.00

8480279           9405 Oakley Court            02         178            1   $333,000.00                                48
Fredericksburg    22407                         6       10.25           98    $99,028.79        7/1/13        2        733


2661665           Williams                     GA         180           14    $23,750.00       7/27/98             $57,801.00
                  1673 North Columbia Place    02         178            1    $82,000.00                                45
8518524
Decatur           30032                         7       10.75          100    $23,562.76       7/31/13        2        699

2661667           Englert                      DC         181           14    $49,050.00       6/30/98            $261,600.00

8480394           3015 Rodman Street           01         178            1   $327,000.00                                32
                                                                        95
Washington        20008                         7       9.875                 $49,027.71        7/1/13        2        681




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2661668           Oxendine                     VA         181           14    $47,250.00       6/23/98            $252,000.00

8480444           3510 King Arthur Road        01         178            1   $315,000.00                                44
Annandale         22003                         7                       95    $47,215.21                      2        649
                                                       10.875                                   7/1/13

2661669           Dibbs                        VA         181        RFC01    $30,750.00       6/22/98            $164,000.00

8480477           11705 Indian Ridge Road      01         178            1   $205,000.00                                35
Reston            20191                         6       8.875           95    $30,585.03        7/1/13        2        686

2661676           Xia                          MD         180           09    $41,250.00        6/5/98            $220,000.00

8481004           11828 Appaloosa Way          01         177            1   $275,000.00                                37

North Potomac     20878                         7        9.75           95    $41,191.80        6/1/13        2        725

2661677           Conover                      VA         181           14    $80,400.00       6/30/98            $187,600.00

8480485           811 West Country Club        01         178            1   $268,000.00                                29
Purcellville      20132                         6          10          100    $79,110.42        7/1/13        2        780


2661678           Cohen                        MD         181           14    $28,550.00       6/29/98            $152,400.00
8480527           25 Darwin Avenue             01         178            1   $190,500.00                                31

Takoma Park       20912                         6         9.5           95    $27,052.50        7/1/13        2        762

2661679           Huntington                   MD         181           14   $212,000.00       6/29/98            $742,000.00

8490112           8808 Potomac Station Lane    01         178            1 $1,060,000.00                                45
Potomac           20854                         7                       90   $211,830.76        7/1/13        2        693
                                                         10.5

2661680           Wachino                      VA         181           14    $44,850.00       6/30/98            $239,200.00
                                               01
8480535           2807 Holly Street                       178            1   $299,000.00                                26
Alexandria        22305                         7       9.375           95    $44,550.60        7/1/13        2        711

2661681           Hayden                       VA         180           09    $33,750.00        6/5/98            $180,150.00

8480584           12171 Hopper Lane            01         177            1   $225,200.00                                30

Bristow           20136                         6          10           95    $33,500.64        6/1/13        2        746

2661687           Kelly                        MD         181           09    $45,300.00       6/17/98            $241,600.00

8480592           6814 Roslyn Court            01         178            1   $302,000.00                                42
Colombia          21044                         7        10.5           95    $45,263.84        7/1/13        2        730


2661709           Chang                        CA         181           14    $30,500.00        8/3/98            $244,000.00
8542342           3301 Gibson Place            01         180            1   $305,000.00                                22

Redondo Beach     90278                         6          10           90    $30,304.17        9/1/13        2        745

2661727           Meyer                        CO         181           14    $31,800.00       7/30/98            $159,000.00

8529026           4680 Independence Trail      01         179            1   $212,000.00                                27
Evergreen         80439                         7          10           90    $31,771.74        8/1/13        2        743


2661729           Bush                         VA         181           14    $37,450.00       6/25/98            $199,900.00
                  5813 Bush Hill Drive         01         178            1   $249,900.00                                25
8541963
Alexandria        22310                         6       9.625           95    $37,262.23        7/1/13        2        687

2661732           Barros                       VA         179           14    $17,500.00       6/26/98            $130,000.00

8480667           6108 North Lee Highway       01         176            1   $162,500.00                                39
                                                                        91
Arlington         22205                         7        9.75                 $17,483.41       5/26/13        2        793




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2661734           Brogan                       VA         181           09    $36,450.00       6/25/98            $194,400.00

8480659           2518 Penny Royal Lane        01         178            1   $243,000.00                                26
Reston            20191                         6                       95    $36,142.22                      2        804
                                                        8.375                                   7/1/13

2661736           Brent                        MD         181           14    $30,900.00       6/26/98            $164,000.00

8480709           810 Woodside Parkway         02         178            1   $206,000.00                                36
Silver Springs    20910                         6         9.5           95    $30,743.30        7/1/13        2        773

2661738           Lawrence                     MD         181           14    $45,000.00       6/30/98            $240,000.00

8480741           8907 Melwood Road            01         178            1   $300,000.00                                26

Bethesda          20817                         6        8.25           95    $44,644.76        7/1/13        2        738

2661747           Videlock                     MD         181           14    $30,050.00       6/23/98            $160,400.00

8482143           16720 Sioux Lane             01         178            1   $200,500.00                                45
Gaithersburg      20878                         7        9.75           95    $29,737.05        7/1/13        2        780


2661749           Braham                       VA         181           14    $42,750.00       6/22/98            $228,000.00
8480766           40748 Woodside Place         01         178            1   $285,000.00                                35

Leesburg          20175                         6       9.625           95    $42,535.64        7/1/13        2        718

2661751           Fitzgibbon                   VA         181           14    $30,750.00       6/24/98            $164,000.00

8480782           320 East Del Ray Avenue      01         178            1   $205,000.00                                32
Alexandria        22301                         7                       95    $30,713.57        7/1/13        2        790
                                                        8.625

2661753           Jacobs                       WA         181           14    $39,700.00       7/23/98            $198,750.00
                                               01
8539082           3607 29th Avenue West                   179            1   $265,000.00                                39
Seattle           98199                         6         9.8           90    $39,700.00        8/1/13        2        753

2661756           Light                        VA         181           09    $43,950.00       6/26/98            $102,550.00

8481426           407 Image Court              01         178            1   $146,500.00                                32

Sterling          20164                         7       9.625          100    $43,907.73        7/1/13        2        711

2661764           Wilkins                      UT         180           14    $27,300.00       7/27/98            $136,500.00

8517930           978 North 500 East           01         178            1   $182,000.00                                39
Springville       84663                         7      10.625           90    $27,189.44       7/31/13        2        644


2661767           Gerstel                      VA         181           14    $37,350.00       6/24/98            $199,200.00
8480964           1834 Tilden Place            01         178            1   $249,000.00                                41

McLean            22101                         7          10           95    $37,316.82        7/1/13        2        754

2661773           Fabricius                    VA         181        RFC01    $33,600.00       3/16/98            $179,200.00

8481442           3865 Inverness Road          01         175            1   $224,000.00                                40
Fairfax           22033                         6           9           95    $33,149.34        4/1/13        2        771


2661788           Kelley, Jr.                  DC         180           04    $41,250.00        7/2/98            $220,000.00
                  1 & 2 Logan Circle           01         178            1   $275,000.00                                31
8481509
Washington        20005                         6         9.5           95    $41,040.82        7/1/13        2        789

2661789           Seares                       NJ         181           14    $29,700.00       7/29/98            $237,600.00

8528168           266 Summit Avenue            01         179            1   $297,000.00                                38
                                                                        90
Hackensack        07601                         6      11.125                 $29,635.44        8/1/13        2        721




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2661790           Sebastiani                   VA         181           14    $27,300.00       6/17/98            $145,600.00

8481061           3530 South 7th Street        01         178            1   $182,000.00                                29
Arlington         22204                         6                       95    $26,840.53                      2        776
                                                        9.125                                   7/1/13

2661791           Regnier                      IN         181           14    $17,850.00       7/17/98             $95,200.00

8482218           313   ST                     01         179            1   $119,000.00                                37
Tipton            46072                         6       9.275           95    $17,803.99        8/1/13        2        737

2661793           Abelardo                     CA         181           09    $41,500.00       7/13/98            $332,720.00

8482697           72  Haskins Ranch CIR        01         179            1   $415,900.00                                23

Danville          94506                         6         9.4           90    $41,394.23        8/1/13        2        744

2661797           Margalski                    IL         181           14    $34,200.00       7/13/98            $182,400.00

8482093           2255  Paddock CT             02         179            1   $228,000.00                                31
Geneva            60134                         6      11.775           95    $33,730.07        8/1/13        2        673


2661799           Beliveau                     UT         181           14    $37,650.00       7/10/98            $140,000.00
8482119           1520 NW 300                  02         179            1   $187,000.00                                36

Mapleton          84664                         6      12.775           95    $37,580.02        8/1/13        2        659

2661801           Wright                       CA         181           14    $26,500.00       7/13/98            $141,600.00

8482655           936  Muskwaki DR             01         179            1   $177,000.00                                31
South Lake Tahoe  96150                         6                       95    $26,439.09        8/1/13        2        724
                                                       10.525

2661803           Carroll                      CA         181           14    $43,000.00       7/13/98            $173,610.00
                                               02
8482259           1053  Plumas CT                         179            1   $218,000.00                                45
Livermore         94550                         6       10.77          100    $42,903.38        8/1/13        2        699

2661805           Grigg                        CA         181           14    $30,000.00       7/10/98             $98,684.00

8481640           6217  Casita AVE             02         179            1   $165,000.00                                26

Carmichael        95608                         6       9.775           78    $29,926.11        8/1/13        2        749

2661807           Aponte                       NJ         181           14    $16,200.00       7/13/98             $86,400.00

8482002           1  Strawberry Point DR       02         179            1   $108,000.00                                23
Byram             07821                         6        12.4           95    $16,167.40        8/1/13        2        644


2661808           Hamilton                     NV         181           09    $23,000.00       7/10/98             $89,850.00
8482051           6370 Mono Court              02         179            1   $116,000.00                                32

Sun Valley        89433                         7      10.525           98    $22,990.91        8/1/13        2        720

2661810           Petersen                     CA         181           14    $55,400.00       7/14/98            $295,600.00

8481533           8741  Curragh Downs DR       01         179            1   $369,500.00                                34
Fair Oaks         95628                         6       9.775           95    $55,163.55        8/1/13        2        732


2661811           Leonard                      FL         181           14    $38,500.00       7/13/98            $114,322.00
                  3526  State 580 RD           02         179            1   $215,000.00                                35
8481541
Safety Harbor     34695                         6        9.65           72    $38,404.08        8/1/13        2        699

2661813           Kiefer                       NJ         181           14    $23,200.00       7/17/98            $185,600.00

8481590           55  James ST                 01         179            1   $231,000.00                                31
                                                                        91
Morristown        07960                         7        10.9                 $23,191.54        8/1/13        2        692




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2661814           Gianetto                     NJ         181           14    $22,000.00       7/13/98            $208,000.00

8481616           45  Morning Glory RD         02         179            1   $260,000.00                                30
Warren            07059                         7                       89    $21,986.08                      2        685
                                                        10.15                                   8/1/13

2661815           Brothers                     WA         181           14    $45,000.00        7/8/98            $130,464.00

8481384           27801  Southkanasket-kangl   02         179            1   $195,000.00                                50
Ravensdale        98051                         7      11.525           90    $44,907.19        8/1/13        2        680

2661816           Aceves                       CA         181           14    $35,950.00        7/8/98            $143,900.00

8481400           3242  Fairman ST             01         179            1   $179,900.00                                43

Lakewood          90712                         7      12.275          100    $35,940.33        8/1/13        2        729

2661818           Callister                    CA         181           09    $44,400.00       7/13/98            $236,850.00

8481475           28306 N Azurite PL           01         179            1   $296,101.00                                42
Valencia Area     91354                         7      10.275           95    $44,381.49        8/1/13        2        754


2661819           Lefran                       FL         181           09    $73,650.00       7/17/98            $392,800.00
8494734           1211  Kelso. BLVD            01         179            1   $491,000.00                                35

Windermere        34786                         6       9.775           95    $73,468.60        8/1/13        2        741

2661821           Beisel                       VA         181        RFC01    $18,450.00       6/19/98             $98,400.00

8481137           1110 Casper Drive            01         178            1   $123,000.00                                44
Herndon           20170                         7                       95    $18,433.17        7/1/13        2        673
                                                        9.875

2661822           Lasov                        MD         181           14    $46,600.00       6/18/98            $248,500.00
                                               01
8481517           205 Glyndon Meadow Road                 178            1   $310,670.00                                38
Reisterstown      21136                         7       9.875           95    $44,881.64        7/1/13        2        681

2661828           Wood                         VA         181           09    $37,850.00       6/24/98            $202,000.00

8494569           12719 Purdham Drive          01         178            1   $254,000.00                                48

Woodbridge        22192                         6        10.5           95    $37,643.22        7/1/13        2        703

2661829           Kaestner                     VA         181           09    $34,500.00       6/30/98            $172,500.00

8481566           105 English Court            01         178            1   $230,000.00                                24
Leesburg          20175                         7          11           90    $34,475.29        7/1/13        2        704


2661831           Scheffy                      MD         181        RFC01    $25,650.00       6/24/98            $137,000.00
8481244           8729 Thornbrook Drive        01         178            1   $171,278.00                                35

Odenton           21113                         7        10.5           95    $25,158.25        7/1/13        2        709

2661834           Zelikoff                     VA         181        RFC01    $41,625.00       6/30/98            $222,000.00

8481756           8144 Madrillon Court         01         178            1   $277,500.00                                39
Vienna            22182                         7       9.375           95    $41,582.79        7/1/13        2        748


2661839           Griffioen                    MD         181           09    $89,800.00       6/23/98            $479,050.00
                  11512 Ridge Mist Terrace     01         178            1   $598,850.00                                43
8490690
Gaithersburg      20854                         7        9.75           95    $89,715.87        7/1/13        2        715

2661841           Beatty                       VA         181           09    $44,650.00       6/26/98            $238,250.00

8483588           5948 Innisvale Drive         01         178            1   $297,850.00                                36
                                                                        95
Fairfax Station   22039                         7       8.625                 $44,521.65        7/1/13        2        744




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2661843           Caro                         CA         181           14    $27,900.00        7/1/98             $80,077.00

8493884           10347 Pendleton Street       02         179            1   $135,000.00                                49
Riverside         92505                         6                       80    $27,829.21                      2        779
                                                         9.45                                   8/1/13

2661849           Gray                         VA         181           09    $56,250.00       6/24/98            $300,000.00

8482176           5231 Summit Drive            01         178            1   $375,000.00                                33
Fairfax           22030                         7       8.625           95    $56,183.34        7/1/13        2        775

2661851           Cradduck                     CA         181           14    $18,600.00       6/17/98            $279,000.00

8494056           22219 Paseo De Los           02         178            1   $372,000.00                                34

Sonora            95370                         6       9.125           80    $18,502.43        7/1/13        2        796

2661852           Cifala                       VA         181        RFC01    $25,750.00       6/12/98            $137,500.00

8481723           8172 Electric Avenue         01         178            1   $171,900.00                                41
Vienna            22182                         7       9.125           95    $25,722.69        7/1/13        2        698


2661855           Boynton                      CA         181           04    $22,800.00        7/7/98            $121,600.00
8481434           14569 Benefit Street         01         179            1   $152,000.00                                19

Los Angeles       91403                         6       9.875           95    $22,744.35        8/1/13        2        646

2661856           Kochhar                      VA         181           09    $40,000.00       7/20/98            $213,600.00

8492860           11026 Solaridge Drive        01         179            1   $267,000.00                                32
Reston            20191                         7                       95    $39,983.23        8/1/13        2        728
                                                        10.25

2661857           Blaul                        VA         181           14    $61,000.00       7/15/98            $489,600.00
                                               01
8492597           1200 Artnauman Court                    179            1   $612,000.00                                32
McLean            22102                         7       9.875           90    $61,000.00        8/1/13        2        724

2661860           Stapley                      CA         181           09    $25,800.00       7/14/98            $343,250.00

8483471           31272  Avenida Madrid        01         179            1   $429,120.00                                37

San Juan          92675                         7       9.525           87    $25,800.00        8/1/13        2        697

2661861           Leigh                        CA         181           09    $46,350.00        7/1/98            $247,150.00

8482952           5289  Clearbrook DR          01         179            1   $308,950.00                                41
Concord           94521                         7      10.275           95    $46,330.67        8/1/13        2        765


2661862           Wassink                      MI         181           04    $84,950.00       7/16/98            $318,675.00
8484586           2247  Cascade Lakes Se CIR   01         179            1   $424,900.00                                30

Cascade           49546                         6        9.65           95    $84,738.37        8/1/13        2        757

2661865           Roberts, Jr                  CA         181           04    $29,100.00       7/10/98            $116,400.00

8484578           720 N Isabel   4             01         179            1   $145,500.00                                42
Glendale          91206                         7      11.025          100    $29,089.68        8/1/13        2        763


2661866           Dabrowski                    CA         181           14    $33,000.00        7/8/98            $132,000.00
                  8280  Northwind WAY          01         179            1   $165,000.00                                37
8483034
Orangevale        95662                         7       10.65          100    $32,987.31        8/1/13        2        773

2661867           Lee                          PA         181           14    $44,500.00       7/16/98            $178,000.00

8483190           4206  Sweetbay DR            01         179            1   $222,500.00                                34
                                                                       100
Bethel Park       15102                         6      10.775                 $44,400.05        8/1/13        2        709




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2661868           Coumes                       CA         181           14    $36,200.00       7/10/98            $144,950.00

8483208           11240  Greycliff AVE         01         179            1   $181,225.00                                48
Montclair         91763                         6                      100    $36,125.98                      2        681
                                                       11.775                                   8/1/13

2661870           Robertson                    CA         181           14    $93,000.00       7/10/98            $215,900.00

8489999           259  Cliffwood DR            01         179            1   $308,900.00                                20
Simi Valley       93065                         7        10.9          100    $92,966.11        8/1/13        2        745

2661871           Gay                          CA         181           14    $27,000.00        7/9/98            $144,000.00

8482960           1754  Jasmine ST             02         179            1   $180,000.00                                43

El Cajon          92021                         6      12.025           95    $26,946.08        8/1/13        2        674

2661872           Tarpenning                   WA         181           14    $18,000.00        7/9/98            $100,000.00

8482978           1315 S Tule Lake RD          02         179            1   $145,000.00                                37
Tacoma            98444                         6       9.775           82    $17,955.67        8/1/13        2        748


2661873           Cheeseman                    CA         181           09    $39,100.00        7/9/98            $313,100.00
8483299           553  Blue Sky CIR            01         179            1   $391,423.00                                50

Simi Valley       93065                         7        9.65           90    $39,081.37        8/1/13        2        688

2661874           Portnoy                      CA         181           14    $42,000.00        7/8/98            $252,000.00

8482895           23432  Via Hispano           02         179            1   $315,000.00                                50
Santa Clarita     91355                         7                       94    $41,983.39        8/1/13        2        722
                                                       10.525

2661875           Burnette                     NC         181           14    $29,400.00        7/1/98            $110,250.00
                                               02
8482903           131  Dix Creek RD                       179            1   $147,000.00                                37
Canton            28716                         6      12.275           95    $29,340.74        8/1/13        2        669

2661876           Overcashier                  CA         181           14    $24,000.00        7/8/98            $192,000.00

8482911           1660  Wyndham WAY            02         179            1   $240,000.00                                19

El Dorado Hills   95762                         6      10.525           90    $23,944.83        8/1/13        2        692

2661878           Gougousis                    CA         181           14    $80,000.00        7/8/98            $238,400.00

8482804           1885  Travertine WAY         02         179            1   $348,000.00                                40
Union City        94587                         6      10.525           92    $79,816.11        8/1/13        2        682


2661879           Mc Auliffe                   CA         182           14    $63,750.00       6/29/98            $340,000.00
8482812           1659  Collingwood AVE        01         179            1   $425,000.00                                42

San Jose          95125                         7      10.775           95    $63,726.13        8/1/13        2        763

2661881           Ursua                        CA         181           09    $21,000.00       6/26/98            $168,000.00

8481525           25 Calle Verano              01         178            1   $210,000.00                                44
Rancho Santa      92688                         7      10.375           90    $20,982.77        7/1/13        2        702


2661890           Bishoff-carlson              MD         181           14    $52,000.00       7/31/98            $277,600.00
                  6452 South Wind Circle       01         179            1   $347,000.00                                38
8539546
Columbia          21044                         7       10.25           95    $51,978.20        8/1/13        2        768

2661900           Armstrong                    VA         181           14    $14,550.00       6/30/98             $77,600.00

8481707           209 North Rice Street        01         178            1    $97,000.00                                50
                                                                        95
Berryville        22611                         7         9.5                 $14,535.64        7/1/13        2        796




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2661901           STEMP                        WA         181           14    $30,000.00       7/28/98            $107,300.00

8524654           307 West 48th Avenue         02         179            1   $156,000.00                                33
KENNEWICK         99337                         6                       89    $29,934.45                      2        710
                                                        11.07                                   8/1/13

2661904           Jones                        CA         181           14    $33,000.00       7/23/98            $176,000.00

8519712           5599 Carriage Lane           01         179            1   $220,000.00                                43
Santa Rosa        95403                         7       10.22           95    $32,985.95        8/1/13        2        717

2661908           Crandell                     MD         180           14    $75,000.00       7/10/98            $174,900.00

8490625           12 Hilltop Road              01         178            1   $250,000.00                                33

Silver Spring     20910                         6        11.1          100    $74,671.65       7/10/13        2        755

2661911           Bruno                        VA         180        RFC01    $12,500.00        7/2/98            $136,000.00

8501470           5937 Baron Kent Lane         01         178            1   $172,500.00                                40
Centreville       20120                         6         9.5           87    $11,991.85        7/1/13        2        772


2661916           Sisti                        CA         181           09    $47,100.00       7/21/98            $251,200.00
8538027           488 Silver Shadow Drive      01         179            1   $314,000.00                                44

San Marcos        92069                         7      10.375           95    $47,080.77        8/1/13        2        724

2661918           Luthy                        CA         181           14    $52,000.00        7/8/98            $311,900.00

8483521           2530 Horace Street           01         179            1   $389,900.00                                50
Riverside         92506                         7                       94    $51,979.79        8/1/13        2        769
                                                       10.625

2661920           Towle                        VA         181           09    $51,050.00       6/19/98            $272,450.00
                                               01
8497208           4502 Gaston Street                      178            1   $340,564.00                                25
Chantilly         20151                         7          11           95    $51,013.43        7/1/13        2        712

2661921           Beil                         VA         181           09    $39,600.00        6/4/98            $211,200.00

8482762           9839 Natick Road             01         178            1   $264,000.00                                42

Burke             22015                         6       9.875           95    $39,405.92        7/1/13        2        646

2661925           Campbell                     CA         181           15    $66,000.00        7/7/98            $528,000.00

8494171           251-253 29th Street          01         179            1   $665,000.00                                38
San Francisco     94131                         7        9.55           90    $65,967.88        8/1/13        2        751


2661930           Haynes                       CA         181           14    $14,900.00       7/23/98             $90,047.00
8528424           44776 Road 415               02         179            1   $140,000.00                                13

Coarsegold        93614                         6      10.625           75    $14,866.07        8/1/13        2        691

2661931           Arthur                       VA         180           14    $47,775.00        6/2/98            $254,800.00

8481988           9325 Hobart Court            01         177            1   $318,500.00                                35
Fairfax           22032                         7      10.625           95    $47,719.06        6/1/13        2        653


2661933           Beliveau                     VA         181           09    $39,750.00       6/25/98            $212,000.00
                  402 Old Dominion Avenue      01         178            1   $265,000.00                                26
8485666
Herndon           20170                         7       9.125           95    $39,707.53        7/1/13        2        762

2661938           De Graff                     CA         181           14    $21,900.00        7/7/98            $175,200.00

8494155           790 Grey Hawk Court          01         179            1   $219,000.00                                40
                                                                        90
San Diego         92057                         7        10.8                 $21,850.93        8/1/13        2        730




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2661940           Bonvouloir                   VA         181           09    $57,500.00       6/23/98            $340,800.00

8482135           2854 Willowmere Woods        01         178            1   $426,000.00                                30
Vienna            22180                         7                       94    $57,440.15                      2        725
                                                         9.75                                   7/1/13

2661941           Berreth                      VA         181           09    $24,550.00       3/20/98            $131,000.00

8482689           5 Calvert Court              01         175            1   $163,900.00                                35
Sterling          20164                         6       10.75           95    $24,268.69        4/1/13        2        653

2661947           Haley                        LA         181           14    $13,050.00       7/27/98             $72,584.00

8531584           18381 Hope Villa Drive       02         179            1    $95,000.00                                34

Prairieville      70769                         7      11.875           91    $13,050.00        8/1/13        2        672

2661948           Good                         WA         121           14    $15,000.00        7/2/98            $128,000.00

8494148           2309 West Mukilteo Blvd.     02         119            1   $182,000.00                                36
Everett           98203                         5          10           79    $14,895.00        8/1/08        2        728


2661952           Blalock, III                 VA         181           14    $78,000.00       6/19/98            $416,000.00
8482630           11405 Wolfs Landing          01         178            1   $520,000.00                                38

Fairfax Station   22039                         6          10           95    $77,622.05        7/1/13        2        714

2661970           NORD                         OR         181           14    $16,000.00       7/24/98            $143,000.00

8528911           7645 Cason Lane              01         179            1   $179,000.00                                45
Gladstone         97027                         6                       89    $15,828.06        8/1/13        2        698
                                                        10.25

2661972           Shah                         CA         181           09    $48,000.00       7/22/98            $255,950.00
                                               01
8538233           312 North Sara Jane Lane                179            1   $319,990.00                                47
Placentia         92870                         7        10.5           95    $47,980.92        8/1/13        2        705

2661977           Robinson                     GA         181           04    $16,000.00       6/29/98            $118,114.00

8494577           5618 Brook Ridge Drive       02         178            1   $153,500.00                                28

Dunwoody          30338                         6       9.875           88    $15,912.22        7/1/13        2        745

2661978           Spence                       UT         181           14    $21,000.00       7/17/98             $93,600.00

8523722           2011 North 630 West          02         179            1   $117,000.00                                32
Clinton           84015                         6          11           98    $20,953.81        8/1/13        2        733


2661979           Aldrich                      CO         181           09    $60,000.00       7/29/98            $360,000.00
8521502           28764 Wild Rose Drive        01         179            1   $540,000.00                                28

Evergreen         80439                         7        10.5           78    $15,525.00        8/1/13        2        776

2661983           Campbell                     NY         181           14    $33,525.00        7/8/98            $178,800.00

8516247           24 Somerstown Road           01         179            1   $223,500.00                                34
Ossining          10562                         7      11.125           95    $33,513.36        8/1/13        2        729


2662027           Ebel                         MD         181           14    $10,000.00       6/23/98            $225,000.00
                  3510 Inverness Drive         02         178            1   $235,000.00                                27
8484974
Chevy Chase       20815                         6       10.25          100     $9,952.64        7/1/13        2        675

2662037           Bruhn                        CA         181           14    $80,500.00       7/24/98            $133,085.00

8539173           5507 Goldenwest Avenue       02         179            1   $225,000.00                                29
                                                                        95
Temple City       91780                         6         9.4                 $80,294.82        8/1/13        2        776




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2662040           Knight                       VA         181        RFC01    $36,000.00       6/26/98            $192,000.00

8484305           620 North Tazewell Street    01         178            1   $240,000.00                                37
Arlington         22203                         7                       95    $35,966.26                      2        722
                                                         9.75                                   7/1/13

2662045           CRAIG                        CO         181           14    $32,250.00        8/3/98            $216,750.00

8530610           395 Oneida Street            01         180            1   $289,000.00                                43
Boulder           80303                         7       10.25           87    $32,250.00        9/1/13        2        670

2662046           BROWN                        CO         181           14    $22,600.00        8/3/98            $180,700.00

8533861           221 Lois Drive               01         180            1   $226,000.00                                32

Louisville        80027                         7       9.875           90    $22,600.00        9/1/13        2        767

2662048           Phung                        CA         181           14    $44,650.00       7/20/98            $238,300.00

8519464           2982 Angeloni Place          01         179            1   $297,903.00                                32
San Jose          95111                         7       10.75           95    $44,650.00        8/1/13        2        653


2662059           Reimer                       VA         181           09    $45,750.00       6/25/98            $244,000.00
8484289           6706 Jade Post Lane          01         178            1   $305,000.00                                44

Centreville       20121                         7       10.25           95    $45,711.46        7/1/13        2        724

2662060           McCarty                      VA         180           14    $94,000.00       7/24/98            $282,000.00

8524555           3250 Fox Mill Road           01         178            1   $470,000.00                                28
Oakton            22124                         7                       80    $93,953.76       7/24/13        2        761
                                                          9.5

2662061           Malinowski                   NJ         120           14    $17,700.00       7/23/98             $88,500.00
                                               02
8497018           1189 Bay Avenue                         118            1   $118,000.00                                42
Dover             07853                         5       11.55           90    $17,621.00       7/28/08        2        652

2662064           Smith                        VA         181           09    $93,000.00       6/23/98            $217,000.00

8483497           6439 La Petite Place         01         178            1   $310,000.00                                45

Centerville       20121                         7         9.5          100    $92,908.16        7/1/13        2        683

2662065           Reilly                       VA         181           14    $57,900.00       6/29/98            $308,800.00

8484271           8015 Agin Court              01         178            1   $386,000.00                                35
McLean            22102                         7        9.75           95    $57,843.21        7/1/13        2        752


2662067           Yelamos                      VA         181           14    $27,750.00       6/29/98            $148,000.00
8483489           6637 Gordon Avenue           01         178            1   $185,000.00                                33

Falls Church      22043                         6         9.5           95    $27,609.28        7/1/13        2        784

2662071           Wilson                       VA         181           14    $33,000.00       6/16/98            $176,000.00

8535270           6704 Red Jacket Road         01         178            1   $220,000.00                                39
Springfield       22152                         6        8.75           95    $32,730.46        7/1/13        2        733


2662078           Dastrup                      CA         181           14    $33,550.00       6/26/98            $178,950.00
                  10554 Rancho Carmel Drive    01         178            1   $227,900.00                                41
8483513
San Diego         92128                         6        11.3           94    $33,405.82        7/1/13        2        686

2662081           Buchanan                     MD         181           09    $32,250.00       6/16/98            $172,200.00

8492837           512 Craighill Channel Dr.    01         178            1   $216,250.00                                34
                                                                        95
Perryville        21903                         7        10.5                 $32,189.02        7/1/13        2        699




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2662082           Purcell                      CA         181           14    $34,000.00       6/24/98            $181,500.00

8483554           2523 Patra Drive             01         178            1   $226,900.00                                31
El Sobrante       94803                         7                       95    $33,978.40                      2        701
                                                        11.55                                   7/1/13

2662086           Misner                       CA         181           14    $17,450.00        7/8/98            $139,900.00

8494106           1469 Melody Lane             01         179            1   $174,900.00                                39
El Cajon          92019                         6        10.1           90    $17,406.87        8/1/13        2        648

2662087           Mazzocchi                    VA         181           14    $40,400.00       6/30/98            $215,600.00

8483570           2517 Soapstone Drive         01         178            1   $269,500.00                                34

Reston            20191                         7       9.125           95    $40,356.83        7/1/13        2        718

2662089           Brown                        VA         181           14    $41,850.00       6/25/98            $223,200.00

8483992           6219 28th Street N.          01         178            1   $279,000.00                                26
Arlington         22207                         7       9.125           95    $41,805.27        7/1/13        2        699


2662090           Mc Allister                  CA         181           14    $35,700.00        7/2/98            $285,600.00
8494130           1316 West Bloomwood Road     01         179            1   $357,000.00                                33

Rancho Palos      90275                         7         9.8           90    $35,683.52        8/1/13        2        749

2662097           Realubin                     CA         181           14    $56,250.00       7/17/98            $300,000.00

8522773           160 St Francis Boulevard     01         179            1   $375,000.00                                43
Daly City         94015                         6                       95    $56,250.00        8/1/13        2        696
                                                       11.375

2662100           Schintler                    VA         181           14    $30,900.00       6/26/98            $164,800.00
                                               01
8483646           5415 Sideburn Road                      178            1   $206,000.00                                40
Fairfax           22032                         6       8.375           95    $30,726.67        7/1/13        2        758

2662106           Corral                       CA         181           14    $34,050.00       6/24/98            $181,600.00

8494122           2884 Colgate Drive           01         178            1   $227,000.00                                39

Oceanside         92056                         7       10.55           95    $34,023.12        7/1/13        2        664

2662107           Bianco                       DC         181           14    $96,750.00       6/24/98            $592,000.00

8483653           3001 Foxhall Road            01         178            1   $740,000.00                                44
Washtington       20016                         7       10.75           94    $96,713.58        7/1/13        2        740


2662110           Phu                          CA         181           14    $24,250.00        7/2/98            $194,000.00
8494114           1016 High Street             01         179            1   $242,500.00                                40

Alameda           94501                         7          10           90    $24,239.27        8/1/13        2        695

2662117           Hasund                       CA         181           09    $50,050.00       6/24/98            $227,150.00

8496366           38409 Crosspointe Common     01         178            1   $308,000.00                                35
Fremont           94536                         7        9.25           90    $49,997.90        7/1/13        2        713


2662120           Hurwitz                      CA         181           14    $30,500.00       7/27/98            $244,000.00
                  5824 Wilkinson Avenue        02         179            1   $305,000.00                                45
8524704
Valley Village    91607                         6       9.675           90    $30,424.19        8/1/13        2        704

2662122           Ammermann                    VA         181        RFC01    $37,850.00       6/25/98            $201,800.00

8484214           2300 N Greenbrier Court      01         178            1   $252,287.00                                34
                                                                        95
Arlington         22207                         6         9.5                 $37,256.46        7/1/13        2        748




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2662126           Sipos                        VA         181           14    $80,250.00       6/29/98            $428,000.00

8484222           1001 Bellview Road           01         178            1   $535,000.00                                41
McLean            22102                         7                       95     $7,127.47                      2        754
                                                        9.375                                   7/1/13

2662134           Coy                          VA         181           09    $38,450.00       6/16/98            $205,200.00

8489973           9919 Bagpipe Court           01         178            1   $256,550.00                                44
Bristow           20136                         7       10.25           95    $38,417.62        7/1/13        2        751

2662140           Baluyut                      CA         182           09    $61,500.00       7/28/98            $492,000.00

8542045           85 San Pablo Avenue          01         180            1   $615,000.00                                40

San Francisco     94127                         7         9.9           90    $61,500.00        9/1/13        2        685

2662141           Hodge, Jr.                   DC         181           04    $27,400.00       6/30/98            $219,550.00

8484248           1 & 2 Logan Circle           01         178            1   $274,450.00                                22
Washington        20005                         7       9.125           90    $27,370.71        7/1/13        2        714


2662153           Farley                       NJ         180           14    $22,200.00       4/30/98            $248,800.00
8533259           253 Mountain Way             01         175            1   $311,000.00                                48

Borough Of Morris 07590                         6          10           88    $21,781.39       4/30/13        2        725

2662154           Kahlert                      CA         181           14    $27,500.00        7/8/98            $270,000.00

8486656           3032 Tigertail Drive         01         179            1   $340,000.00                                33
Los Alamitos      90720                         6                       88    $27,435.16        8/1/13        2        693
                                                        10.25

2662160           Snitzler                     VA         181           04    $32,000.00       6/30/98            $170,750.00
                                               01
8484537           305 South Payne Street                  178            1   $213,440.00                                41
Alexandria        22314                         7         9.5           95    $31,911.85        7/1/13        2        683

2662165           Madani                       CA         181           14    $91,100.00       7/15/98            $486,000.00

8491193                                        01         179            1   $610,000.00                                34

Laguna Niguel     92677                         7          11           95    $91,067.51        8/1/13        2        747

2662170           Badillo                      ID         180           14    $30,000.00       7/24/98            $101,400.00

8516262           7000 North Casa Real Place   02         178            1   $165,000.00                                46
Boise             83703                         6       10.55           80    $29,888.75       7/29/13        2        694


2662171           Clifton                      CA         181           14    $90,000.00       7/23/98            $210,000.00
8518144           441 Ross Street              01         179            1   $300,000.00                                42

Glendale          91207                         7       10.55          100    $89,961.25        8/1/13        2        748

2662174           Mckim                        TX         181           09    $29,125.00       7/20/98            $116,500.00

8485146           9024 Brimstone Lane          01         179            1   $145,625.00                                34
Austin            78717                         6        9.99          100    $29,125.00        8/1/13        2        712


2662175           Simonsen                     CA         181           14    $44,000.00       7/14/98            $176,000.00
                  103  Oakvue RD               01         179            1   $220,000.00                                39
8484693
Pleasant Hill     94523                         7      10.775          100    $43,983.52        8/1/13        2        746

2662178           Blagburn                     MD         181        RFC01    $18,750.00       7/15/98            $100,000.00

8485104           13184  Ripon PL              02         179            1   $125,000.00                                40
                                                                        95
Upper Marlboro    20772                         7      11.525                 $18,744.04        8/1/13        2        704




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2662181           Lumpkin                      VA         181        RFC01    $25,950.00       7/15/98            $138,400.00

8485138           3108  Borge ST               02         179            1   $173,000.00                                24
Oakton            22124                         7                       95    $25,936.79                      2        753
                                                       10.025                                   8/1/13

2662182           Gauspohl                     FL         181           09    $20,700.00       7/15/98            $110,400.00

8484958           557 SouthWest St. Martin's   02         179            1   $138,000.00                                35
Port St. Lucie    34986                         6      10.525           95    $16,112.95        8/1/13        2        737

2662183           Joyce                        GA         181           14    $44,500.00       7/15/98            $167,000.00

8485013           3346  Woodsfield Trace       02         179            1   $235,000.00                                49

Marietta          30062                         7      11.275           90    $44,418.11        8/1/13        2        656

2662184           Allyn                        CA         181           14    $54,600.00        7/8/98            $127,400.00

8485021           928  Beaver ST               02         179            1   $182,000.00                                44
Santa Rosa        95404                         7      11.275          100    $54,581.66        8/1/13        2        685


2662187           Haddix                       OH         181           14    $20,000.00       7/14/98             $91,000.00
8484891           941  Oberlin DR              02         179            1   $113,000.00                                14

Fairfield         45014                         6      10.775           99    $19,955.08        8/1/13        2        711

2662190           Kotecki, Jr                  CT         181           14    $24,400.00       7/15/98            $116,000.00

8484669           2220  Glasgo RD              02         179            1   $156,000.00                                43
Griswold          06360                         6                       90    $24,342.60        8/1/13        2        700
                                                       10.275

2662191           Hayes                        NJ         181           14    $36,000.00       7/14/98             $84,000.00
                                               02
8484677           816 Hobert Avenue                       179            1   $120,000.00                                42
Plainfield        07063                         6         9.9          100    $35,204.47        8/1/13        2        723

2662197           Gouck                        PA         181           04    $25,000.00       7/15/98             $92,250.00

8489403           981  Roundhouse CT           02         179            1   $123,000.00                                36

West Chester      19380                         6      11.775           96    $24,898.88        8/1/13        2        690

2662203           Bauer                        VA         181           14    $35,250.00       6/29/98            $188,000.00

8484529           2249 North Nottingham        01         178            1   $235,000.00                                26
Arlington         22205                         7        9.75           95    $35,216.98        7/1/13        2        748


2662211           Brooks                       VA         181           09    $60,050.00       6/16/98            $320,400.00
8484545           8751 Center Road             01         178            1   $401,000.00                                36

Springfield       22152                         6       8.375           95    $59,713.15        7/1/13        2        757

2662216           Spivey                       CA         181           14    $28,500.00       7/16/98            $152,000.00

8516809           22858 Upland Way             01         179            1   $190,000.00                                38
Hayward           94541                         6      10.875           95    $28,436.58        8/1/13        2        694


2662223           Devolve                      CA         181           09    $64,500.00       7/24/98            $344,000.00
                  20520 Via Del Palmar         01         179            1   $430,000.00                                33
8501371
Yorba Linda       92886                         6        10.7           95    $64,354.12        8/1/13        2        709

2662225           Piccio-azarcon               VA         181           14    $93,100.00       6/19/98            $496,950.00

8485005           8418 Cardinal Rose Court     01         178            1   $621,215.00                                44
                                                                        95
Fairfax Station   22039                         7           9                 $92,997.92        7/1/13        2        757




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2662249           McCullough                   CA         181           14    $10,000.00       6/17/98            $137,000.00

8484412           2412 Whitetail Drive         01         178            1   $172,500.00                                30
Antioch           94509                         6                       86     $9,949.04                      2        743
                                                        9.625                                   7/1/13

2662251           Mann                         CA         181           14    $42,050.00       6/17/98            $224,300.00

8484495           8028 Mammoth Drive           01         178            1   $280,419.00                                45
Rohnert Park      94928                         7        10.5           95    $42,016.43        7/1/13        2        761

2662307           Leon                         CA         181           09    $14,200.00       6/22/98            $256,800.00

8484560           3424 Oakes Drive             01         178            1   $321,000.00                                39

Hayward           94542                         7       9.875           85    $14,033.02        7/1/13        2        793

2662313           Chakravarthi                 CA         181           14    $49,350.00        7/2/98            $263,200.00

8524688           421 Glenmoor Circle          01         179            1   $329,000.00                                39
Milpitas          95035                         7       10.32           95    $49,329.61        8/1/13        2        749


2662334           Tran                         CA         181           14    $63,000.00        7/8/98            $222,000.00
8520538           2615 Lucena Drive            02         179            1   $300,000.00                                33

San Jose          95132                         6       11.15           95    $62,863.38        8/1/13        2        684

2662335           Russ                         CA         181           14    $48,000.00       7/14/98            $240,000.00

8541583           4320 Atlas Avenue            01         179            1   $320,000.00                                48
Oakland           94619                         7                       90    $47,985.96        8/1/13        2        695
                                                         11.9

2662336           Williams                     MD         121           09    $52,500.00       6/30/98            $280,000.00
                                               01
8485096           1600 Angelwing Drive                    118            1   $350,000.00                                40
Silver Spring     20904                         5         9.5           95    $47,241.45        7/1/08        2        745

2662339           Frederick                    CA         181           14    $33,750.00        7/1/98            $180,000.00

8484735           2323 Jennings Avenue         01         179            1   $225,000.00                                41

Santa Rosa        95401                         7       10.25           95    $33,735.85        8/1/13        2        768

2662349           Thurman                      CA         181           14    $21,900.00       6/18/98            $175,200.00

8484834           5514 Firestone Road          01         178            1   $219,000.00                                36
Livermore         94550                         6       11.25           90    $21,805.46        7/1/13        2        662


2662352           Niemann                      CA         181           14    $40,500.00       7/10/98            $202,500.00
8528531           360 West Main Avenue         02         179            1   $270,000.00                                33

Morgan Hill       95037                         7        10.4           90    $40,483.56        8/1/13        2        693

2662356           Kankel                       CO         181           09    $16,800.00       7/16/98            $227,150.00

8540528           2340 East Crestmont Lane     01         179            1   $305,000.00                                43
Littleton         80126                         6         9.4           80    $16,757.18        8/1/13        2        716


2662363           O'Hagin                      CA         182           14    $42,500.00       6/30/98            $340,000.00
                  1349 Cunningham Road         01         179            1   $425,000.00                                44
8487621
Sebastopol        95472                         6        10.3           90    $42,400.25        8/1/13        2        694

2662365           Hirschy                      CA         182           14    $17,050.00       6/30/98            $136,400.00

8484990           2508 Sweet Rain Way          01         179            1   $170,500.00                                39
                                                                        90
Corona            91719                         6       9.675                 $17,007.62        8/1/13        2        772




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2662368           Coiner                       MD         181           09    $43,500.00       6/29/98            $232,000.00

8487712           10016 Picea Court            01         178            1   $290,000.00                                39
New Market        21774                         6                       95    $43,277.91                      2        738
                                                        9.425                                   7/1/13

2662373           Dyer                         CA         181           14    $54,000.00       6/24/98            $288,000.00

8487647           5762 Reynolds Place          01         178            1   $360,000.00                                43
Concord           94521                         6       10.57           95    $53,751.69        7/1/13        2        740

2662376           Bell                         MD         181           14    $57,900.00       6/25/98            $135,100.00

8485294           305 Ritchie Parkway          01         178            1   $193,000.00                                44

Rockville         20852                         7        11.2          100    $57,860.28        7/1/13        2        709

2662380           Vaughan                      MD         181           14    $44,400.00       6/29/98            $222,000.00

8485609           8719 Ridge Road              01         178            1   $296,000.00                                35
Bethesda          20817                         6       8.875           90    $44,161.80        7/1/13        2        759


2662381           Robertson                    CA         181           04    $45,000.00        7/1/98            $240,000.00
8486052           10449 Mary Avenue            01         179            1   $300,000.00                                42

Cupertino         95014                         7       10.32           95    $44,887.00        8/1/13        2        730

2662382           Barbara III                  CA         181           14    $65,000.00        7/2/98            $192,000.00

8490450           685 Pronto Drive             02         179            1   $290,000.00                                37
San Jose          95123                         6                       89    $64,862.56        8/1/13        2        674
                                                        11.42

2662385           HOWARD                       CO         181           09    $23,250.00        7/3/98            $124,000.00
                                               01
8498172           4747 North Bearlily Way                 179            1   $155,000.00                                30
Castle Rock       80104                         6       10.25           95    $23,195.17        8/1/13        2        708

2662387           Ball                         CA         181           14    $52,000.00        6/5/98            $227,150.00

8485369           1298 Via Sendero Vista       01         178            1   $320,000.00                                45

Escondido         92029                         6       10.15           88    $51,347.89        7/1/13        2        719

2662389           Hall                         VA         181        RFC01    $43,350.00       5/15/98            $231,200.00

8485591           939 Powhatan Street          01         177            1   $289,000.00                                47
Alexandria        22314                         7        11.3           95    $43,306.16        6/1/13        2        694


2662391           Dorshimer                    PA         181           14    $31,100.00        7/9/98             $94,850.00
8492092           39 Hemlock Drive             02         179            1   $145,000.00                                35

Kutztown          19530                         6         9.3           87    $31,020.01        8/1/13        2        789

2662393           Gottbreht                    CA         181        RFC01    $39,750.00       6/24/98            $212,000.00

8486672           32 Bayberry Way              01         178            1   $265,000.00                                25
Irvine            92612                         6        11.3           95    $39,438.50        7/1/13        2        693


2662397           Mills                        CA         181           14    $47,000.00       7/28/98            $376,000.00
                  7715 West 81st Street        02         179            1   $470,000.00                                38
8517831
Playa Del Ray     90293                         6         9.5           90    $46,881.29        8/1/13        2        745

2662398           Coumerilh                    CA         181           14    $37,500.00       7/27/98            $187,500.00

8529877           106 College Road             01         179            1   $250,000.00                                40
                                                                        90
Watsonville       95076                         6        9.55                 $37,405.72        8/1/13        2        796




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2662399           Ward                         CA         181           14    $19,700.00       7/15/98            $157,600.00

8499410           3676 Mound Avenue            01         179            1   $197,000.00                                48
Ventura           93003                         6                       90    $19,654.60                      2        713
                                                         10.5                                   8/1/13

2662402           Sephahbodi                   CA         181           14    $28,600.00       7/16/98            $228,800.00

8498149           23934 Calvert Street         01         179            1   $286,000.00                                39
Woodland Hills    91367                         7          11           90    $28,589.80        8/1/13        2        672

2662406           Crook                        CA         181           14    $16,000.00        7/9/98             $88,125.00

8498859           2319 September Drive         01         179            1   $118,000.00                                30

Modesto           95355                         6        10.5           89    $15,963.13        8/1/13        2        715

2662408           De Cristo                    CA         181           14    $24,050.00       6/24/98            $192,400.00

8485674           3272 Hudson Avenue           01         178            1   $240,500.00                                45
Walnut Creek      94598                         7      10.375           90    $24,030.28        7/1/13        2        705


2662412           Fiechter                     CA         181           14    $31,800.00       7/29/98            $255,100.00
8530834           1603 Costa Brava             01         179            1   $319,000.00                                39

Pismo Beach       93449                         7       9.475           90    $31,800.00        8/1/13        2        791

2662431           Gara                         MD         181           04    $22,650.00       6/30/98            $120,800.00

8486649           20613 Duck Pond Place        01         178            1   $151,000.00                                37
Germantown        20874                         7                       95    $22,631.12        7/1/13        2        734
                                                         10.3

2662440           Schochet                     AZ         181           09    $25,000.00        7/1/98            $227,150.00
                                               01
8485849           13756 East Geronimo Road                179            1   $286,000.00                                23
Scottsdale        85259                         6         9.8           89    $24,938.57        8/1/13        2        771

2662451           Hoppe                        CA         181           14    $11,800.00       7/15/98             $94,400.00

8533994           510 Mockingbird Lane         01         179            1   $118,000.00                                45

Oakley            94561                         6       9.175           90    $11,769.30        8/1/13        2        735

2662452           Mccartney                    CA         181           14    $40,000.00       7/24/98            $180,000.00

8528135           12874 Amaranth Street        02         179            1   $240,000.00                                40
San Diego         92129                         7        10.9           92    $39,985.42        8/1/13        2        691


2662453           Coombs                       MD         181           09    $42,600.00       7/31/98            $227,150.00
8529364           19209 Zinder Lane            01         179            1   $285,000.00                                42

Brookeville       20833                         7        11.5           95    $42,586.38        8/1/13        2        672

2662456           Rubin                        MA         181           14    $93,300.00       6/23/98            $497,600.00

8485898           10 Larch Road                01         178            1   $622,000.00                                28
Newton            02168                         7        10.5           95    $93,225.51        7/1/13        2        712


2662457           Liggett                      CA         181           14    $10,000.00       6/24/98            $235,700.00
                  11643 Silvergate Drive       01         178            1   $295,000.00                                32
8485872
Dublin            94568                         6          11           84     $9,955.82        7/1/13        2        664

2662460           Baldwin                      UT         181           14    $41,000.00       7/27/98             $94,712.00

8532681           370 West Center Street       02         179            1   $150,000.00                                39
                                                                        91
Kaysville         84037                         6       12.22                 $40,919.63        8/1/13        2        695




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2662465           Roell                        CA         181           14    $30,000.00       7/28/98            $160,000.00

8528895                                        02         179            1   $200,000.00                                38
Cathedral City    92234                         6                       95    $29,943.70                      2        672
                                                       12.675                                   8/1/13

2662471           Bryson                       DE         181           14    $26,500.00       6/29/98            $212,000.00

8485930           23 Dickinson Lane            01         178            1   $265,000.00                                24
Wilmington        19807                         6         9.3           90    $26,363.16        7/1/13        2        726

2662483           Scoma                        FL         181           09    $51,000.00       6/30/98            $272,000.00

8486094           139 Brookhaven Court         01         178            1   $340,000.00                                26

Palm Beach        33418                         6       9.875           95    $50,750.03        7/1/13        2        742

2662503           Hasnat                       CA         181           14    $22,500.00        7/1/98            $180,000.00

8491201           2225 White Oak Lane          01         179            1   $229,000.00                                40
Corona            91720                         7        10.5           89    $17,491.06        8/1/13        2        734


2662514           Kuang                        CA         181           14    $25,000.00       7/27/98            $200,000.00
8527913           5327 Welland Avenue          01         179            1   $250,000.00                                31

Temple City       91780                         7        9.85           90    $24,988.58        8/1/13        2        742

2662516           Ryzow                        CA         181           14    $49,500.00       7/28/98            $306,000.00

8529547           943 Calle Yucca              02         179            1   $395,000.00                                42
Thousand Oaks     91360                         6                       90    $49,388.83        8/1/13        2        735
                                                       10.775

2662523           Huston                       SC         181           14    $25,000.00       7/29/98             $36,465.33
                                               02
8541831           313 Palmetto Street                     179            1    $92,000.00                                43
Bennettsville     29512                         6       10.75           67    $25,000.00        8/7/13        2        624

2662528           Valeriano                    CA         181           14    $30,000.00       6/24/98            $288,000.00

8488652           1210 Harper Avenue           01         178            1   $360,000.00                                26

Redondo Beach     90278                         6        10.3           89    $29,858.58        7/1/13        2        699

2662539           Holman                       UT         181           14    $37,500.00       7/27/98            $132,300.00

8530073           10385 South Temple View      01         179            1   $189,000.00                                25
South Jordan      84095                         6       9.875           90    $37,408.48        8/1/13        2        717


2662551           Johnson                      CA         181           01    $13,000.00       6/17/98             $46,750.00
8487035           15908 Tulare Bend            01         178            1    $65,000.00                                37

Corning           96021                         6        11.5           92    $12,945.18        7/1/13        2        687

2662553           Brown                        CA         181           14    $18,000.00       7/27/98            $144,000.00

8522765           4566 West Venue 40           01         179            1   $180,000.00                                42
Los Angeles       90065                         7        9.85           90    $17,947.75        8/1/13        2        732


2662572           Bashit                       CA         181           14   $100,000.00       7/27/98            $233,000.00
                  5188 Gaviota Avenue          01         179            1   $336,000.00                                36
8527970
Encino Area       91436                         7      10.725          100    $99,962.15        8/1/13        2        763

2662574           Hansen                       CA         181           09    $36,000.00       7/28/98            $207,682.00

8537383           23 Rosings                   02         179            1   $315,000.00                                40
                                                                        78
Mission Viejo     92692                         6       9.525                 $36,000.00        8/1/13        2        718




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2662583           Rodriguez                    AZ         181           09    $25,000.00        7/1/98            $196,250.00

8487209           10351 East Rosemary Lane     01         179            1   $247,000.00                                31
Scottsdale        85260                         6                       90    $24,825.62                      2        725
                                                        9.175                                   8/1/13

2662586           Murphy                       MD         181           14    $51,150.00       6/25/98            $227,150.00

8491011           4518 Sammual Court           01         178            1   $315,000.00                                44
Ellicott City     21043                         6       9.175           89    $50,882.87        7/1/13        2        722

2662620           Corley                       MD         181           14    $57,900.00       7/10/98            $135,000.00

8488637           11706 Balsamwood Terrace     01         179            1   $192,900.00                                38

Laurel            20708                         7        11.8          100    $57,882.68        8/1/13        2        707

2662623           Barcroft                     MA         181           04    $43,000.00       7/31/98            $227,000.00

8518441           243 West Canton Street       01         179            1   $301,000.00                                39
Boston            02116                         7       9.475           90    $42,978.73        8/1/13        2        758


2662626           Conidaris                    CA         181           14    $14,300.00       7/23/98            $280,000.00
8524803           11771 Beaver Bar Court       01         179            1   $350,000.00                                27

Gold River        95670                         6        9.67           85    $14,264.44        8/1/13        2        772

2662627           English                      WA         181           14    $44,625.00       7/10/98            $238,000.00

8501496           13408 247th Avenue           01         179            1   $297,500.00                                44
Monroe            98272                         6                       95    $44,478.28        8/1/13        2        758
                                                          9.5

2662639           Robertson                    MD         181           09    $66,000.00       6/23/98            $352,000.00
                                               01
8488629           13905 Little Tree Court                 178            1   $440,000.00                                38
Rockville         20850                         7       10.25           95    $65,944.40        7/1/13        2        766

2662641           Tung                         CA         181           09    $23,600.00       6/22/98            $214,400.00

8487381           12148 Corte Napoli           01         178            1   $268,000.00                                28

San Diego         92128                         6        9.55           89    $23,480.86        7/1/13        2        748

2662643           Frames                       GA         181           09    $15,200.00       6/29/98            $118,700.00

8487472           1508 Shadow Ridge Circle     02         178            1   $141,000.00                                18
Woodstock         30189                         6          10           95    $15,126.35        7/1/13        2        731


2662644           Howell                       CA         181           14    $23,950.00       7/16/98            $191,600.00
8529422           12591 Topaz Street           01         179            1   $239,500.00                                40

Garden Grove      92845                         6       9.625           90    $23,890.19        8/1/13        2        754

2662665           Lancaster                    CA         181           14    $21,200.00       7/16/98            $264,800.00

8528580           210 Corte Colina             01         179            1   $331,000.00                                33
Novato            94949                         7          10           87    $21,190.62        8/1/13        2        760


2662688           Lavella                      NY         181           14    $15,000.00       7/23/98            $118,500.00
                  20 Washington Heights        02         179            1   $158,000.00                                41
8530180
Selden            11784                         7       11.42           85    $14,922.75        8/1/13        2        660

2662701           Mesina                       CA         181           14    $40,000.00       6/24/98             $91,651.00

8500977           525 Higate Drive             02         178            1   $285,000.00                                48
                                                                        47
Daly City         94015                         7       9.875                 $39,963.51        7/1/13        2        724




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2663366           Whitney                      CA         181           14    $69,000.00       7/24/98            $368,000.00

8517708           2695 Glenbriar Drive         01         179            1   $460,000.00                                28
San Jose          95070                         7                       95    $69,000.00                      2        779
                                                       10.625                                   8/1/13

2663375           Parks                        MO         181           14    $32,100.00       7/17/98             $98,621.00

8490187           1703  Park LN                02         179            1   $138,000.00                                40
Kearney           64060                         6      11.275           95    $32,031.20        8/1/13        2        695

2663376           Carson                       TX         181           14    $35,100.00       7/22/98            $140,400.00

8490278           13924  Tanglewood PL         01         179            1   $175,500.00                                43

Farmers Branch    75234                         6        9.99          100    $33,972.77        8/1/13        2        710

2663377           Hohmann                      TX         181           14    $99,900.00       7/22/98            $233,100.00

8490336           2207 E Cypress Point         01         179            1   $339,000.00                                40
Austin            78746                         6        9.99           99    $99,658.75        8/1/13        2        720


2663378           Panek                        NJ         181           14    $44,000.00       7/17/98            $116,000.00
8489197           3  Willard WAY               02         179            1   $160,000.00                                39

Winslow Twp.      08009                         6        11.4          100    $43,906.79        8/1/13        2        711

2663379           Gummadi                      CA         181           14    $90,350.00       7/17/98            $481,968.00

8490021           4059  Carracci LN            01         179            1   $602,460.00                                32
San Jose          95135                         7                       95    $90,313.31        8/1/13        2        773
                                                         10.4

2663380           Broadwell                    FL         181           14    $97,000.00       7/22/98            $110,000.00
                                               01
8489247           15410 Arabian Way                       179            1   $231,500.00                                42
Mt. Verde         34756                         7        10.4           90    $12,840.67        8/1/13        2        756

2663383           Kimmons                      TN         181           14    $32,700.00       7/17/98             $76,300.00

8489106           133  Creekwood               02         179            1   $109,000.00                                37

Hendersonville    37075                         6      10.775          100    $32,625.62        8/1/13        2        689

2663384           Nussbaum                     IL         181           14    $25,000.00       7/17/98            $134,000.00

8489122           837 North Hayes Avenue       02         179            1   $170,000.00                                43
Oak Park          60302                         6      11.275           94    $24,946.42        8/1/13        2        685


2663385           Griffith                     FL         181           14    $36,800.00       7/17/98             $58,504.00
8489130           245 Woodhaven Cr.            02         179            1   $106,000.00                                38

Ormond Beach      32174                         6      10.275           90    $36,713.43        8/1/13        2        748

2663388           Coira                        FL         181           04    $20,000.00       7/17/98             $44,799.00

8494957           11103 NW 7th, #103-2 ST      02         179            1    $71,000.00                                33
Miami             33172                         6      10.525           92    $19,954.03        8/1/13        2        709


2663390           Standage                     CA         181           09    $43,350.00       7/20/98            $173,350.00
                  13427  Branding Iron         01         179            1   $216,700.00                                49
8489056
Chino             91710                         7      12.025          100    $43,337.66        8/1/13        2        698

2663391           Gilman                       CA         181           14    $34,500.00       7/15/98            $184,000.00

8489072           4744  Bunnelle AVE           01         179            1   $230,000.00                                42
                                                                        95
La Verne          91750                         6         9.9                 $34,416.00        8/1/13        2        744




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2663394           Johnson                      CA         181           14    $21,500.00       7/14/98            $172,000.00

8488926           4307  Brisbane CIR           01         179            1   $215,000.00                                36
El Dorado Hills   95762                         6                       90    $21,452.82                      2        692
                                                       11.025                                   8/1/13

2663395           Nguyen                       CA         181           14    $26,000.00       7/14/98            $208,000.00

8488934           1910  Camperdown WAY         02         179            1   $260,000.00                                40
San Jose          95121                         7      11.275           90    $25,991.27        8/1/13        2        681

2663399           Sterns                       CA         181           14    $18,700.00       7/15/98            $149,471.00

8488835           10345  Variel AVE            02         179            1   $187,000.00                                29

Chatworth         91311                         7      10.775           90    $18,693.00        8/1/13        2        707

2663402           Vilja                        CA         181           14    $20,000.00       7/14/98            $217,500.00

8488876           1623 E Calle Artigas         02         179            1   $290,000.00                                22
Thousand Oaks     91360                         6      10.775           82    $19,955.08        8/1/13        2        705


2663403           Blount                       CA         181           09    $30,000.00        7/9/98            $227,150.00
8488447           25532  El Picador LN         02         179            1   $300,000.00                                42

Mission Viejo     92691                         6      10.025           86    $29,927.78        8/1/13        2        700

2663405           Means                        IN         181           14    $20,000.00       7/17/98             $90,000.00

8488520           1961 N Dearborn Rd.          02         179            1   $114,000.00                                23
West Harrison     47060                         6                       97    $19,955.08        8/1/13        2        714
                                                       10.775

2663407           Stock                        CA         181           14    $28,800.00        7/9/98            $227,150.00
                                               01
8488561           5883  Ascot DR                          179            1   $288,000.00                                30
Oakland           94611                         7        9.65           89    $28,786.28        8/1/13        2        756

2663408           Longobardi                   CT         181           14    $22,200.00       7/17/98            $118,400.00

8488330           172  Foxon RD                02         179            1   $148,000.00                                37

East Haven        06512                         6      12.025           95    $22,155.67        8/1/13        2        649

2663409           Wilson                       CA         181           14    $48,700.00       7/16/98            $259,900.00

8488363           1754  Coastland AVE          01         179            1   $324,900.00                                47
San Jose          95125                         6        10.4           95    $48,586.76        8/1/13        2        772


2663412           Lyons                        CO         181           09    $33,400.00       7/17/98            $208,000.00
8488421           855  Caribou DR              02         179            1   $277,000.00                                38

Monument          80132                         7      10.525           88    $33,386.80        8/1/13        2        734

2663414           Formento                     CA         181           14    $53,250.00       7/13/98            $284,000.00

8488314           414  Poinsettia              01         179            1   $355,000.00                                42
San Mateo         94403                         7      10.775           95    $53,230.06        8/1/13        2        703


2663415           Reyes                        CA         181           09    $54,250.00        7/8/98            $289,550.00
                  24 W Boulder Creek RD        01         179            1   $361,961.00                                48
8488322
Simi Valley       93065                         7        10.4           95    $54,227.98        8/1/13        2        741

2664079           Clavell                      CA         181           04    $40,000.00       7/17/98            $160,000.00

8491235           318  Norris Canyon Terrace   01         179            1   $200,000.00                                37
                                                                       100
San Ramon         94583                         7        10.9                 $39,985.42        8/1/13        2        763




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2664080           Ino                          CA         181           04    $27,000.00       7/15/98            $216,000.00

8491219           288  Greenview DR            02         179            1   $270,000.00                                44
Daly City         94014                         7                       90    $26,931.19                      2        711
                                                       10.275                                   8/1/13

2664083           Maderos                      CA         181           14    $12,200.00        7/8/98             $85,400.00

8489643           3099  Coronado RD            02         179            1   $122,000.00                                46
Chico             95973                         6      10.275           80    $12,171.30        8/1/13        2        712

2664085           Equi                         VA         181           14    $14,500.00       7/15/98             $83,550.00

8489692           2631 Beverly Boulevard       02         179            1   $106,000.00                                38

Roanoke           24015                         6      11.275           93    $14,468.92        8/1/13        2        682

2664087           Booth                        VA         121           14    $10,000.00       7/16/98             $67,400.00

8489767           RT  1 Box 165                02         119            1    $86,000.00                                41
Narrows           24124                         5      11.775           90     $9,955.95        8/1/08        2        657


2664091           Dezoysa                      CA         181           14    $28,800.00       7/17/98            $230,400.00
8489510           2206  Avenida Las Ramblas    01         179            1   $290,000.00                                50

Chino Hills       91709                         7      11.525           90    $28,751.60        8/1/13        2        643

2664092           Reece                        FL         181           14    $26,250.00       7/14/98            $140,000.00

8489593           4074 NorthEast Sunset        02         179            1   $175,000.00                                41
Jensen Beach      34957                         6                       95    $26,195.04        8/1/13        2        679
                                                       11.525

2664093           Moody                        CA         181           14    $36,550.00       7/13/98            $146,350.00
                                               01
8489627           7328  Autumn Chase DR                   179            1   $182,990.00                                48
Highland          92346                         6      11.275          100    $36,471.66        8/1/13        2        701

2664098           Herzog                       NM         181           09    $36,000.00       7/21/98            $288,000.00

8489460           5600  Mariola Ne PL          01         179            1   $360,000.00                                45

Albuquerque       87111                         6       9.525           90    $35,909.29        8/1/13        2        749

2664100           Clark                        CA         181           14    $22,800.00       7/13/98            $122,000.00

8489304           2217  Chestnut DR            02         179            1   $152,500.00                                45
Pittsburg         94565                         7      12.775           95    $22,792.72        8/1/13        2        650


2664102           Crist                        CA         181           14    $30,000.00        7/6/98             $68,007.00
8489338           1245  California ST          02         179            1   $100,000.00                                45

Los Banos         93635                         7        10.9           99    $29,989.07        8/1/13        2        704

2664103           Le                           CA         181           14    $24,700.00       7/15/98            $197,600.00

8489346           1881  Flickinger RD          01         179            1   $247,000.00                                43
San Jose          95131                         6        9.65           90    $24,638.47        8/1/13        2        745


2664129           Denyangos                    CA         181           14    $35,000.00        7/9/98            $146,000.00
                  16007 Vose Street            02         179            1   $208,000.00                                28
8517096
Van Nuys          91406                         6       11.05           88    $34,923.38        8/1/13        2        741

2664136           Pelle                        MI         181           14    $21,500.00        7/8/98             $94,293.49

8525123           24768 Donald                 02         179            1   $126,000.00                                32
                                                                        92
Redford           48239                         7       11.75                 $21,493.50        8/1/13        2        686




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2664145           Rafique                      GA         181           09    $40,700.00       6/30/98            $217,200.00

8491631           1091 White Cloud Ridge       01         178            1   $271,500.00                                20
Snellville        30078                         7                       95    $40,469.12                      2        740
                                                       10.875                                   7/1/13

2664148           Alvarez                      CA         181           14    $30,000.00       6/10/98            $163,800.00

8491722           149 West Avenida             01         178            1   $205,000.00                                42
San Clemente      92672                         6        13.3           95    $29,893.37        7/1/13        2        674

2664153           Dorrbecker                   WA         181           14    $44,900.00        7/2/98            $239,950.00

8488454           2357 Northwest 70th Street   01         179            1   $299,950.00                                29

Seattle           98117                         7         8.5           95    $44,872.79        8/1/13        2        734

2664389           Lewellen                     CA         181           14    $20,000.00        8/1/98            $227,150.00

8539017           1140 Alder Street            01         180            1   $305,500.00                                47
Hollister         95023                         6        10.3           81    $20,000.00        9/1/13        2        767


2664390           Des Champs                   NV         181           09    $36,000.00       7/29/98            $236,000.00
8540338           8381 Las Lagunas Lane        01         179            1   $300,000.00                                25

Las Vegas         89129                         7        9.75           91    $35,983.20        8/1/13        2        758

2664391           Tejada                       CA         182           09    $25,500.00       7/27/98            $127,500.00

8521932           1204 Fairway Drive           01         180            1   $170,000.00                                35
Richmond          94803                         6                       90    $25,500.00        9/1/13        2        742
                                                          9.5

2664392           Parke                        CA         181           14    $56,000.00       7/15/98            $372,000.00
                                               01
8498008           2640 Krill Road                         179            1   $465,000.00                                31
Solvang           93463                         7      10.375           93    $55,927.14        8/1/13        2        729

2664393           Ellsworth                    CA         181           14    $49,200.00       7/16/98            $262,400.00

8498065           6244 Covington Way           01         179            1   $328,000.00                                34

Goleta            93117                         7      10.375           95    $49,125.37        8/1/13        2        778

2664482           McGilvray                    MD         181           14    $27,750.00       6/30/98            $148,000.00

8489114           809 Apache Court             01         178            1   $185,000.00                                42
Frederick         21701                         7        12.5           95    $27,515.67        7/1/13        2        655


2664496           Iizikson                     MA         181           04    $39,600.00       7/31/98            $227,000.00
8520405           4 Charlesgate East           01         179            1   $296,360.00                                26

Boston            02117                         7       9.225           90    $39,579.36        8/1/13        2        728

2664497           Koch                         MA         181           14    $23,600.00        8/7/98            $188,700.00

8526873           10 Pine Warbler Way          01         180            1   $235,935.00                                31
Bellingham        02019                         7       9.975           90    $23,600.00        9/1/13        2        766


2664500           Anderson                     OR         181           14    $12,450.00        7/7/98             $66,400.00
                  2750 Terrmont Street         01         179            1    $83,000.00                                43
8500183
White City        97503                         6         9.8           95    $11,957.05        8/1/13        2        647

2664505           Larkin-McQuaid               CA         181           14    $44,300.00       6/24/98            $236,400.00

8489965           2022 Hickory Street          01         178            1   $295,500.00                                30
                                                                        95
San Diego         92103                         6         9.8                 $42,550.06        7/1/13        2        724




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2664521           Neal                         CA         181           14    $36,700.00        7/1/98            $196,000.00

8489957           115 Fir Avenue               01         179            1   $245,000.00                                43
South San         94080                         6                       95    $35,581.86                      2        709
                                                         10.8                                   8/1/13

2664523           Marenco                      CA         181           14    $48,700.00       7/24/98            $259,950.00

8524183           3690 Quail Avenue            01         179            1   $324,950.00                                42
Castro Valley     94546                         7       10.65           95    $48,700.00        8/1/13        2        799

2664524           Tan                          CA         181           14    $20,500.00       7/28/98            $164,000.00

8524100           520 North Daisy Avenue       01         179            1   $205,000.00                                30

Pasadena          91107                         7       10.15           90    $20,491.22        8/1/13        2        803

2664528           Macrum                       CA         181           14    $50,000.00        7/6/98            $287,200.00

8489924           6925 Treasure Trail          01         179            1   $359,000.00                                47
Los Angeles       90068                         6       10.35           94    $47,896.43        8/1/13        2        746


2664539           Scholtz                      FL         182           04    $23,000.00       7/30/98             $42,034.00
8525271           620 Ponte Vedra Boulevard    02         180            1   $144,000.00                                43

Ponte Vedra       32082                         6        9.15           46    $23,000.00        9/1/13        2        768

2664549           Blamey                       CA         181           14    $48,000.00       7/22/98            $256,000.00

8522492           401 Claydon Way              01         179            1   $320,000.00                                46
Sacramento        95864                         7                       95    $47,898.66        8/1/13        2        693
                                                         11.5

2664552           Gioridino                    NY         181           14    $16,850.00       7/30/98            $227,150.00
                                               01
8537680           107 Lagoon Boulevard                    179            1   $305,000.00                                38
Massapequa        11758                         7       9.375           80    $16,832.91        8/1/13        2        746

2664554           Butler                       UT         181           14    $12,000.00       7/29/98             $44,784.00

8543191           420 South 100 West           02         179            1    $90,000.00                                31

Brigham City      84302                         6         9.9           64    $11,941.32        8/1/13        2        714

2664556           Eisenfeld                    GA         180           14    $53,000.00       7/21/98             $55,658.72

8528572           807 Crockett Court           02         178            1   $136,000.00                                36
Decatur           30033                         6         9.5           80    $52,866.14       7/27/13        2        763


2664557           Rohm                         GA         181           14    $62,600.00       7/30/98            $227,150.00
8528028           4832 Dunwoody Station        02         179            1   $305,000.00                                26

Dunwoody          30338                         7      10.375           95    $62,574.44        8/4/13        2        696

2664560           Baz                          CA         181           14    $33,000.00       7/29/98            $176,160.00

8524316           1477 Las Lunas Street        01         179            1   $260,000.00                                40
Pasadena          91106                         7       10.15           81    $32,985.85        8/1/13        2        702


2664563           Fountas                      CA         181           14    $45,900.00       7/17/98            $367,200.00
                  411 Walnut Street            01         179            1   $459,000.00                                48
8519456
Petaluma          94954                         7       10.95           90    $45,883.46        8/1/13        2        710

2664568           Ostrom                       ID         181           14    $30,000.00       7/24/98             $65,690.00

8499592           912 W Delaware Dr.           02         179            1   $125,000.00                                41
                                                                        77
Nampa             83651                         6         9.8                 $29,926.28       8/29/13        2        726




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2664574           Booker                       VA         181        RFC01    $43,933.00       7/28/98            $219,668.00

8537623           5769 Governor's Pond         01         179            1   $292,891.00                                33
Alexandria        22310                         7                       90    $43,933.00                      2        782
                                                            9                                   8/1/13

2664605           Sirota                       CA         181           14    $32,500.00       7/21/98            $260,000.00

8490799           9108 W 25th ST               01         179            1   $325,000.00                                32
Los Angeles       90034                         6       9.525           90    $32,418.11        8/1/13        2        748

2664606           Reyna                        TX         181           14    $35,000.00       7/20/98            $280,000.00

8490807           1850  Starwood DR            01         179            1   $350,000.00                                26

Cedar Park        78613                         6        9.99           90    $34,915.48        8/1/13        2        729

2664609           Richards                     CA         181           14    $51,350.00       7/14/98            $274,000.00

8490831           2850 E Appalachian CT        01         179            1   $342,500.00                                41
Thousand Oaks     91362                         7        10.9           95    $51,331.29        8/1/13        2        760


2664610           Mittagunta                   CA         181           09    $59,600.00       7/21/98            $358,400.00
8490617           2341  Esperanca AVE          01         179            1   $448,030.00                                41

Santa Clara       95054                         7      10.275           94    $59,110.32        8/1/13        2        778

2664611           Purcell                      CA         181           15    $59,000.00       7/21/98            $472,000.00

8490658           40  - 40 1/2 Park AVE        01         179            1   $590,000.00                                45
Venice            90291                         6                       90    $58,718.01        8/1/13        2        769
                                                        10.15

2664613           Carpenter                    TX         181           09    $57,000.00       7/23/98            $304,000.00
                                               01
8497109           5716  River Rock LN                     179            1   $380,000.00                                46
Plano             75093                         6        9.99           95    $56,862.35        8/1/13        2        669

2664614           Hikido                       CA         181           14    $31,950.00        7/6/98            $255,600.00

8490500           609  Joanne DR               01         179            1   $319,500.00                                39

San Mateo         94402                         7      10.275           90    $31,936.67        8/1/13        2        759

2664615           Jones                        CA         181           14    $38,400.00       7/14/98            $153,600.00

8490542           256 E Dominguez ST           01         179            1   $192,000.00                                45
Carson            90745                         6      10.525          100    $38,311.73        8/1/13        2        710


2664622           Duffy                        CA         181           14    $40,500.00       6/15/98            $202,500.00
8490161           14891 Morningside Drive      01         178            1   $270,000.00                                27

Poway             92064                         6         9.3           90    $40,290.87        7/1/13        2        776

2664625           Reinholt                     OR         182           14    $36,700.00       7/29/98            $293,600.00

8529851           2150 Alpine Drive            01         180            1   $367,330.00                                28
West Linn         97068                         7       9.225           90    $36,700.00        9/1/13        2        715


2664638           Epstein                      CA         181           14    $13,000.00        7/7/98            $227,000.00
                  10 Eccelstone Circle         02         179            1   $320,000.00                                36
8493348
Irvine            92604                         6        9.55           75    $12,967.32        8/1/13        2        697

2664643           HARDING                      NM         181           14    $21,000.00       7/24/98             $81,566.00

8520793           6019 Edith Boulevard         02         179            1   $118,000.00                                37
                                                                        87
Albuquerque       87107                         6       11.59                 $20,956.29        8/1/13        2        710




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2664644           REEVES                       CO         121           14    $29,500.00       7/30/98             $96,750.00

8534125           5405 West 69 Th Avenue       02         119            1   $130,000.00                                41
Arvada            80003                         5                       98    $29,203.14                      2        714
                                                         9.54                                   8/1/08

2664645           Mosley                       CO         181           14    $49,500.00       7/30/98            $264,000.00

8525750           1355 Pawprint Court          01         179            1   $330,000.00                                29
Colorado Springs  80921                         6       10.34           95    $49,384.25        8/1/13        2        729

2664657           Fong                         CA          61           14    $11,000.00       6/25/98            $227,150.00

8492126           26661 Alicante Drive         01          58            1   $310,000.00                                32

Mission Viejo     92691                         4         9.2           77    $10,708.71        7/1/03        2        728

2664733           Atha                         CA         181           14    $63,000.00       7/30/98            $227,150.00

8529273           125 North Lucia Avenue       01         179            1   $465,000.00                                44
Redondo Beach     90277                         6       10.65           63    $62,856.85        8/1/13        2        736


2664735           Uchiyamada                   CA         181           14    $35,800.00        8/3/98            $191,500.00
8538324           808 Patterson Avenue         01         180            1   $239,000.00                                41

Glendale          91202                         7       10.85           96    $35,800.00        9/1/13        2        717

2664774           Crowder                      DC         181           14   $148,800.00       6/30/98            $347,200.00

8491409           1636 19th Street NorthWest   01         178            1   $496,000.00                                47
Washington        20009                         7                      100   $148,672.64        7/1/13        2        720
                                                       10.175

2664792           Bohan                        MD         181           04    $23,250.00        7/8/98            $116,250.00
                                               01
8491748           4550 North Park Avenue                  179            1   $155,000.00                                23
Chevy Chase       20815                         7        11.3           90    $23,068.94        8/1/13        2        761

2664808           Bradfield                    MA         181           14    $76,500.00       7/20/98            $408,000.00

8494163           5 Long Ridge Lane            01         179            1   $510,000.00                                38

Ipswich           01938                         7       10.25           95    $76,428.44        8/1/13        2        680

2664810           Engo                         CA         181           14    $28,500.00        7/8/98            $152,000.00

8491581           919 Jean Way                 01         179            1   $190,000.00                                33
Hayward           94545                         7      10.375           95    $28,488.36        8/1/13        2        729


2664817           De Guzman                    CA         181           14    $47,200.00        7/1/98            $252,000.00
8491656           11481 Sonora Trail           01         179            1   $315,000.00                                29

Redding           96003                         7      11.175           95    $47,183.80        8/1/13        2        761

2664832           Donahoe                      CA         181           14    $42,600.00       7/15/98            $227,200.00

8519662           502 7th Street               01         179            1   $284,000.00                                41
Pacific Grove     93950                         6      11.875           95    $42,513.71        8/1/13        2        678


2664833           Nelson                       CA         181           14    $26,100.00        7/1/98            $208,800.00
                  1117 Austin Way              01         179            1   $261,000.00                                42
8519381
Napa              94558                         6           9           90    $26,031.02        8/1/13        2        736

2664835           Brown                        UT         121           14    $24,500.00       7/20/98            $110,639.00

8515975           4069 Sheri Way               02         119            1   $140,000.00                                42
                                                                        97
West Valley City  84120                         5        11.5                 $24,384.79        8/1/08        2        694




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2664836           De Costa                     CA         181           04    $23,325.00        7/8/98            $124,400.00

8518664           2311 4th Street Unit/Apt     01         179            1   $155,500.00                                32
Santa Monica      90405                         6                       95    $23,269.36                      2        796
                                                       10.125                                   8/1/13

2664843           CASTLE                       CO         180           14    $32,000.00       7/27/98            $206,700.00

8524571           6120 Rabbit Ears Court       01         178            1   $240,000.00                                36
Colorado Springs  80919                         6        11.5          100    $31,932.85       7/31/13        2        718

2664844           Dechurch                     CA         180           14    $90,000.00       7/23/98            $225,000.00

8522732           2003 Hidden Valley Canyon    02         178            1   $350,000.00                                39

Laguna Beach      92651                         6        10.5           90    $89,583.47       7/28/13        2        690

2664847           Raines                       MD         181           04    $49,800.00       6/25/98            $116,200.00

8493223           20844 Mountain Lake          01         178            1   $166,025.00                                42
Germantown        20874                         7       10.75          100    $49,762.33        7/1/13        2        756


2664848           Boyd                         CA         181           14    $65,850.00       7/20/98            $351,200.00
8493041           442 Highland Place           01         179            1   $439,000.00                                22

Monrovia          91016                         7      10.675           95    $65,799.36        8/1/13        2        685

2664858           Wayne                        VA         181           14    $50,100.00       7/10/98            $267,200.00

8501124           6510 Beverly Avenue          01         179            1   $334,000.00                                42
McLean            22101                         7                       95    $50,081.64        8/1/13        2        693
                                                       10.875

2664865           Peckinpaugh                  CA         181           14    $60,000.00        7/7/98            $319,950.00
                                               01
8492035           11960 Doral Avenue                      179            1   $399,950.00                                31
Northridge Area   91326                         6       10.75           95    $59,864.93        8/1/13        2        731

2664867           DEVERE                       WA         182           14    $25,500.00       7/31/98            $185,694.00

8534638           17913 McLean Road            02         180            1   $235,000.00                                41

Vashon            98070                         7       11.25           90    $25,500.00        9/1/13        2        666

2664886           Clark                        NV         181           14    $54,300.00       7/15/98            $289,600.00

8520397           3520 Comstock Drive          01         179            1   $362,000.00                                27
Reno              89512                         6        8.99           95    $54,300.00        8/1/13        2        745


2664889           Heckman                      CO         182        RFC01    $25,000.00       7/30/98            $102,651.00
8540197           6820 West 84th Circle        02         180            1   $135,500.00                                30

Arvada            80003                         6       10.05           95    $25,000.00        9/1/13        2        719

2664899           Evans                        CA         181           14    $54,200.00        8/3/98            $433,600.00

8540189           3452 Windspun Drive          01         180            1   $542,000.00                                38
Huntington Beach  92649                         6       9.675           90    $54,200.00        9/1/13        2        743


2664900           Wallace                      WA         182           14    $40,000.00       6/29/98             $17,458.00
                  1312 West York Avenue        02         179            1    $84,000.00                                42
8494205
Spokane           99205                         6         9.3           69    $39,897.12        8/1/13        2        688

2664901           Greenen                      WA         181           16    $39,700.00        7/8/98            $212,000.00

8516148           2530 A East Madison Street   01         179            1   $265,000.00                                28
                                                                        95
Seattle           98112                         6       10.05                 $39,567.49        8/1/13        2        764




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2664903           Harpel                       CO         181        RFC01    $25,000.00       7/29/98            $200,000.00

8538449           3427 Iris Court              02         179            1   $255,000.00                                42
Boulder           80304                         7                       89    $25,000.00                      2        687
                                                        10.75                                   8/1/13

2664904           Mckernan                     GA         180           09    $77,250.00       7/17/98            $412,000.00

8500563           5430 Chelsen Wood Drive      01         178            1   $515,000.00                                32
Duluth            30097                         7        9.75           95    $77,177.62       7/17/13        2        768

2664905           Benitez                      CA         181        RFC01    $30,100.00       7/27/98            $110,500.00

8538456           4222 Jupiter Court           01         179            1   $148,000.00                                38

Union City        94587                         6      11.125           95    $30,034.56        8/1/13        2        682

2664955           Canel                        CA         181           14    $30,000.00       6/24/98            $335,000.00

8494007           5212 Otis Avenue             02         178            1   $480,000.00                                36
Tarzana           91356                         6         9.3           77    $29,845.08        7/1/13        2        691


2664971           Bunnell                      CA         181           14    $21,900.00        6/2/98            $175,200.00
8539561           799 Cole Road                01         178            1   $219,000.00                                39

Aromas            95004                         7      10.375           90    $21,891.06        7/1/13        2        649

2664977           Endelicato                   CA         181           14    $43,000.00       7/13/98            $344,000.00

8524878           3257 Wade Street             01         179            1   $430,000.00                                38
Los Angeles       90066                         6                       90    $42,900.92        8/1/13        2        697
                                                         10.5

2664980           Evans                        CA         181           14    $37,500.00        8/3/98            $200,000.00
                                               01
8542367           4532 Piper Street                       180            1   $250,000.00                                42
Fremont           94538                         7        11.6           95    $37,500.00        9/1/13        2        753

2664997           Sanders                      MO         181           14    $54,350.00       7/24/98            $200,000.00

8494650           3824  Woodmoor Gardens CT    01         179            1   $254,359.47                                45

St Louis          63143                         7      10.775          100    $54,329.65        8/1/13        2        713

2664998           Zuckschwerdt                 AL         181           14    $11,000.00       7/20/98             $39,753.00

8494668           141  Tillman RD              02         179            1    $55,000.00                                32
Hazel Green       35750                         6      10.775           93    $10,975.29        8/1/13        2        749


2665000           Brown                        CO         181           14    $29,000.00       7/24/98            $116,000.00
8494593           2750  Alteza LN              01         179            1   $145,000.00                                44

Colorado Springs  80917                         6       11.15          100    $28,937.11        8/1/13        2        730

2665002           Petersen                     CA         181           14    $48,000.00       7/23/98            $192,000.00

8494627           4971 N Hollyglen Ct.         01         179            1   $240,000.00                                40
Moorpark          93021                         7       11.65          100    $47,985.16        8/1/13        2        736


2665003           Rutledge                     CA         181           14    $23,950.00       7/21/98            $127,735.00
                  2673  Torrey Pine RD         01         179            1   $159,669.00                                47
8494635
San Bernardino    92407                         6       11.65           95    $23,900.44        8/1/13        2        707

2665004           Haddad                       CA         181           14    $31,500.00       7/14/98            $332,000.00

8493710           55  Northgate RD             02         179            1   $415,000.00                                45
                                                                        88
Walnut Creek      94598                         6       9.525                 $31,250.03        8/1/13        2        728




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2665007           Keene                        CA         181           14    $27,300.00       7/15/98            $344,080.00

8518979           2526  Clearbank WAY          02         179            1   $391,000.00                                36
San Jose          95121                         6                       95    $27,238.69                      2        707
                                                       10.775                                   8/1/13

2665012           Greenberg                    NJ         181           14    $35,000.00       7/20/98            $140,000.00

8493694           59  Omaha Ave                02         179            1   $175,000.00                                31
Rockaway          07866                         6       11.65          100    $34,927.58        8/1/13        2        706

2665013            Flanders                    VA         181           14    $47,000.00       7/24/98            $188,000.00

8493702           1903  Barbee ST              01         179            1   $235,000.00                                32

Mclean            22101                         7        10.4          100    $46,980.91        8/1/13        2        750

2665016           Esplin                       UT         181           14    $28,500.00       7/20/98             $66,500.00

8493371           408 South 400 East           02         179            1    $95,000.00                                50
Cedar City        84720                         6      10.775          100    $28,436.00        8/1/13        2        697


2665017           Farrell                      CA         181           14    $46,000.00       7/17/98            $172,000.00
8493397           3625  Sluice Box RD          02         179            1   $230,000.00                                37

Placerville       95667                         6      11.025           95    $45,898.63        8/1/13        2        693

2665031           Brey                         CA         181           14    $54,000.00       7/22/98            $288,000.00

8523664           884 Granada Lane             01         179            1   $360,000.00                                21
Vacaville         95688                         6                       95    $53,869.71        8/1/13        2        726
                                                           10

2665053           Buxton                       TX         181           14    $61,600.00       7/24/98            $246,400.00
                                               01
8495152           20806  Woodland Cove                    179            1   $308,000.00                                43
Garden Ridge      78266                         6        9.99          100    $61,451.24        8/1/13        2        710

2665054           Bernatek                     TX         181           09    $57,500.00       7/24/98            $229,900.00

8497406           18231  Open Forest           01         179            1   $287,433.00                                39

San Antonio       78259                         6        9.99          100    $57,361.14        8/1/13        2        715

2665055           Delucia                      ID         181           14    $10,000.00       7/24/98             $35,000.00

8497380           301 W E AVE                  01         179            1    $45,000.00                                33
Jerome            83338                         7        10.4          100     $9,995.94        8/1/13        2        761


2665059           Fleece                       CA         181           14    $75,000.00       7/27/98            $567,567.00
8522245           1004 Highland Street         02         179            1   $715,000.00                                33

South Pasadena    91030                         6        10.5           90    $74,827.20        8/1/13        2        701

2665069           Bridge                       OR         180           15    $13,000.00        8/3/98             $79,614.00

8522443           1503 1/2 3/4 M Avenue        02         179            1   $116,000.00                                42
Lagrande          97850                         6          10           80    $13,000.00        8/6/13        2        745


2665088           Trone                        MD         181           14    $23,500.00       7/31/98            $188,000.00
                  5105 Fleming Road            01         179            1   $235,000.00                                38
8533242
Mount Airy        21771                         6         9.5           90    $23,500.00        8/1/13        2        766

2665107           Brooks                       CA         181           14    $50,000.00       7/24/98            $108,144.00

8524134           13982 Rose Court             02         179            1   $225,000.00                                40
                                                                        71
Grass Valley      95945                         6        9.74                 $49,875.83        8/1/13        2        705




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2665111           Pedroza                      CA         181           04    $14,800.00        8/3/98            $118,400.00

8529257           1933 East Washington         01         180            1   $148,000.00                                42
Pasadena Area     91104                         7                       90    $14,800.00                      2        701
                                                        10.35                                   9/1/13

2665120           Brown                        CA         181           14    $50,000.00        8/1/98            $308,000.00

8537649           1652 Aspenwall Road          02         180            1   $380,000.00                                38
Westlake Village  91361                         7       11.85           95    $50,000.00        9/1/13        2        661

2665126           Werner                       UT         121           14    $10,000.00       7/31/98            $124,664.00

8524076           1425 East 230 South          02         119            1   $157,000.00                                23

Spanish Fork      84660                         5         9.1           86     $9,821.40        8/5/08        2        780

2665127           Denis                        HI         181           14    $65,700.00        7/6/98            $243,000.00

8493876           1142 Keolu Drive             01         179            1   $325,000.00                                36
Kailua            96734                         7          11           95    $65,676.25        8/1/13        2        716


2665134           Smith                        CA         181        RFC01    $57,250.00       7/16/98            $162,662.00
8496390           11  Las Villas CT            02         179            1   $220,000.00                                27

San Francisco     94124                         7      11.275          100    $56,770.54        8/1/13        2        720

2665135           Martin                       WA         181           14    $35,000.00       7/17/98            $120,000.00

8497083           20320 30th Avenue            02         179            1   $155,000.00                                46
Seattle           98155                         6                      100    $34,922.31        8/1/13        2        742
                                                         10.9

2665136           Angel                        FL         181           09    $24,900.00       7/21/98            $132,800.00
                                               02
8496739           19040 SW 4th ST                         179            1   $166,000.00                                44
Pembroke Pines    33029                         6      10.525           95    $24,642.76        8/1/13        2        710

2665137           Robinson                     WA         181           14    $34,200.00       7/21/98            $136,800.00

8496580           11718 SouthEast 231st        01         179            1   $171,000.00                                33

Kent              98031                         7        10.9          100    $34,187.54        8/1/13        2        688

2665138           Jahng                        MD         181        RFC01    $17,500.00       7/21/98            $110,400.00

8496606           8519  Pine Meadows DR        02         179            1   $138,000.00                                29
Odenton           21113                         7      10.775           93    $17,493.45        8/1/13        2        760


2665139           Allen                        TN         193           14    $46,650.00       7/27/97            $108,750.00
8496655           1077  Woods Ferry RD         01         179            1   $155,400.00                                40

Lebanon           37087                         7      10.775          100    $46,632.53        8/1/13        2        726

2665141           Taylor                       CA         181           15    $16,000.00       7/16/98            $201,000.00

8496705           615-617  Bosworth ST         02         179            1   $330,000.00                                49
San Francisco     94131                         7       9.775           66    $15,792.14        8/1/13        2        757


2665142           Gasich                       CA         181           09    $66,000.00       7/21/98            $247,000.00
                  1363  Mellow LN              02         179            1   $330,000.00                                20
8496382
Simi Valley       93065                         6      10.025           95    $65,841.12        8/1/13        2        730

2665146           Nichols                      FL         181           14    $22,000.00       7/21/98             $52,483.00

8496432           625 N Thorpe AVE             02         179            1    $85,000.00                                29
                                                                        88
Orange City       32763                         6      10.775                 $21,950.59        8/1/13        2        696




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2665148           Hernandez                    CA         181           14    $46,600.00       7/16/98            $186,400.00

8496234           320 W Teakwood AVE           01         179            1   $233,000.00                                45
La Habra          90631                         6                      100    $46,491.64                      2        724
                                                         10.4                                   8/1/13

2665156           Holbura                      AZ         181           14   $180,000.00       7/21/98            $780,000.00

8496176           10419 N 57th ST              02         179            1 $1,200,000.00                                42
Paradise Valley   85253                         6      10.025           80   $179,566.71        8/1/13        2        692

2665158           Draper                       WA         181           09    $51,000.00       7/17/98            $119,000.00

8495756           25322 Meadow Way NorthEast   02         179            1   $173,000.00                                42

Arlington         98223                         7      11.275           99    $50,982.88        8/1/13        2        706

2665159           Brooks                       CA         181           09    $45,300.00       7/15/98            $363,100.00

8495780           28492  Calle Pinata          01         179            1   $453,965.00                                37
San Juan          92675                         6       9.525           90    $45,185.57        8/1/13        2        748


2665163           Enderud                      CA         181           09    $34,650.00       7/21/98            $184,800.00
8495608           2314  Calle Petula           02         179            1   $255,000.00                                44

San Dimas         91773                         6      10.275           87    $34,568.49        8/1/13        2        726

2665167           Feuilly                      CO         181           14    $32,000.00       7/22/98            $184,000.00

8495731           1431  Nusbaum RD             02         179            1   $230,000.00                                34
Durango           81301                         7                       94    $31,991.86        8/1/13        2        644
                                                       12.525

2665169           Ruebel                       CA         181           14    $39,300.00       7/16/98            $209,600.00
                                               02
8495467           1679  Everglades DR                     179            1   $262,000.00                                29
Milpitas          95035                         6       9.775           95    $39,203.20        8/1/13        2        742

2665171           Tardy                        CA         181           14    $49,250.00       7/20/98            $250,000.00

8495582           25015  Pennsylvania AVE      02         179            1   $315,000.00                                45

Lomita            90717                         6      12.025           95    $49,151.65        8/1/13        2        660

2665174           Kaufman                      CT         181           14    $44,800.00       7/22/98            $179,200.00

8495343           161  Dessa DR                02         179            1   $224,000.00                                35
Hamden            06517                         7      10.775          100    $44,783.23        8/1/13        2        762


2665176           Kivel                        MA         181           14    $50,000.00       7/22/98            $352,000.00
8495319           235  Eliot ST                02         179            1   $440,000.00                                40

Natick            01760                         6      12.775           92    $49,907.05        8/1/13        2        650

2665177           Mcclellan                    CA         181           14    $50,000.00       7/20/98            $276,000.00

8496754           1487  Maxine AVE             01         179            1   $345,000.00                                42
San Jose          95125                         6       12.15           95    $49,901.33        8/1/13        2        680


2665190           Boehm                        CA         181           14    $25,200.00        8/5/98            $191,300.00
                  2300 North 6th Street        02         180            1   $250,000.00                                34
8542144
Burbank           91504                         6      10.525           95    $25,200.00        9/1/13        2        684

2665201           Cantrell                     CA         181           14    $20,700.00        8/5/98            $252,492.00

8532210           25729 Wilde Avenue           02         180            1   $330,000.00                                27
                                                                        83
Stevenson Ranch   91381                         6         9.5                 $20,700.00        9/1/13        2        784




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2665267           Connaughton                  GA         181           14    $36,750.00       7/22/98            $196,000.00

8497802           3887 Sheldon Drive           01         179            1   $245,000.00                                28
Atlanta           30342                         7                       95    $36,750.00                      2        729
                                                          9.5                                   8/1/13

2665310           Porter                       MD         181           09    $22,000.00       7/15/98            $187,000.00

8495368           3015 Shoreline Boulevard     01         179            1   $220,000.00                                25
Laurel            20724                         7       10.75           95    $20,660.80        8/1/13        2        717

2665328           Harrison Jr                  MD         181           14    $36,000.00       7/15/98            $306,000.00

8517898           426 Fairway Court            02         179            1   $360,000.00                                29

Severna Park      21146                         7        9.25           95    $35,981.33        8/1/13        2        768

2665331           Hall                         DE         181           14    $42,400.00        7/2/98            $227,150.00

8494742           127 Wedlin Park Drive        01         179            1   $299,500.00                                29
Wilmington        19803                         6       9.175           90       $324.18        8/1/13        2        764


2665332           Campos                       CA         181           14    $46,200.00        7/2/98            $246,400.00
8517252           541 Euclid Avenue            01         179            1   $308,000.00                                37

San Bruno         94066                         7        10.7           95    $46,200.00        8/1/13        2        774

2665346           Parish                       OR         181           14    $46,500.00       7/13/98             $13,335.00

8494841           18812 Northeast Hassalo      01         179            1   $150,000.00                                37
Portland          97230                         6                       40    $45,626.22        8/1/13        2        760
                                                        8.995

2665348           Bell                         CA         182           14    $33,900.00       6/30/98            $180,800.00
                                               01
8532491           606 Dena Drive                          179            1   $226,000.00                                35
Newbury Park      91320                         6       10.55           95    $33,822.26        8/1/13        2        699

2665352           Allen                        MD         181           14    $34,500.00       6/30/98            $293,250.00

8495772           10384 Boca Raton Drive       01         178            1   $345,000.00                                37

Ellicott City     21042                         7       10.42           95    $34,197.84        7/1/13        2        703

2665356           Millhauser                   CA         181           14    $15,000.00       7/28/98            $296,000.00

8534588           111 Crestview Terrace        01         179            1   $370,000.00                                36
Santa Cruz        95060                         6       9.875           85    $15,000.00        8/1/13        2        769


2665358           Schutter                     CA         181        RFC01    $35,200.00        7/9/98            $188,000.00
8494809           1037 Mangrove Lane           01         179            1   $235,000.00                                35

Alameda           94502                         6        10.3           95    $34,995.00        8/1/13        2        729

2665362           Ciaverelli                   PA         181           14    $19,500.00       6/29/98            $165,750.00

8495103           201 Valley View Circle       01         178            1   $195,000.00                                32
Phoenixville      19460                         6        9.55           95    $19,401.55        7/1/13        2        755


2665363           Wayland                      CA         181           14    $25,000.00       6/26/98            $277,000.00
                  21852 Herencia               01         178            1   $393,000.00                                42
8494882
Mission Viejo     92692                         6        9.55           77    $24,873.80        7/1/13        2        648

2665365           Cracraft                     CA         182           14    $64,900.00       6/30/98            $198,823.00

8495186           6735 Altiplano Way           02         179            1   $266,000.00                                36
                                                                       100
San Jose          95119                         7       9.625                 $64,868.91        8/1/13        2        727




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2665374           Ostrom                       CA         181           04    $19,300.00        7/2/98            $154,400.00

8494916           116 Posada Del Sol           01         179            1   $193,000.00                                40
Novato            94949                         6                       90    $19,255.53                      2        770
                                                         10.5                                   8/1/13

2665376           Porter                       CA         181           14    $27,000.00       6/26/98             $83,600.00

8494932           4162 Marvin Street           01         178            1   $124,000.00                                33
Oceanside         92056                         6         9.8           90    $26,712.76        7/1/13        2        681

2665377           Martin                       MD         181        RFC01    $14,950.00       6/30/98            $127,400.00

8495061           7211 Dockside Lane           01         178            1   $149,000.00                                25

Columbia          21045                         6        9.22           96    $14,872.24        7/1/13        2        765

2665381           Becerra                      CA         181           14    $31,200.00        7/7/98            $183,750.00

8494981           719 Midway Avenue            01         179            1   $245,000.00                                42
Colma             94015                         6        10.3           88    $31,126.77        8/1/13        2        708


2665382           Kowta                        CA         181           14    $28,100.00        7/7/98            $225,250.00
8495004           1639 Joshua Tree Street      01         179            1   $281,600.00                                35

Davis             95616                         6         9.8           90    $28,030.94        8/1/13        2        782

2665385           Benson                       PA         181           09    $24,250.00       6/30/98            $194,000.00

8515884           610 Yardley Lane             01         178            1   $242,500.00                                35
Downingtown       19335                         6                       90    $24,081.53        7/1/13        2        761
                                                         9.55

2665387           Esslinger                    CA         181           14    $15,000.00       6/26/98            $225,500.00
                                               01
8495012           28308 Wilkes Road                       178            1   $305,000.00                                43
Valley Center     92082                         6        9.55           79    $14,894.93        7/1/13        2        768

2665391           Chandler                     CA         181           14    $52,300.00        7/1/98            $261,750.00

8495046           20302 Brenstone Lane         01         179            1   $349,000.00                                43

Huntington Beach  92646                         6         9.8           90    $52,171.28        8/1/13        2        704

2665392           Lovering                     MD         181           14    $22,300.00        7/3/98            $189,500.00

8495053           3447 Arcadia Drive           01         179            1   $223,000.00                                31
Ellicott City     21042                         6       10.22           95    $22,247.27        8/1/13        2        756


2665398           Hall                         CA         181           14    $36,000.00        7/8/98            $179,900.00
8495194           14120 Kendra Way             01         179            1   $239,900.00                                34

Poway             92064                         6       10.05           90    $35,913.54        8/1/13        2        681

2665399           Turner                       CA         181           09    $53,200.00        7/7/98            $284,000.00

8495293           41 Raven Lane                01         179            1   $355,000.00                                46
Aliso Viejo Area  92656                         7        11.5           95    $53,088.35        8/1/13        2        709


2665401           Deluca                       PA         181           14    $34,800.00        7/2/98            $295,800.00
                  410 Moreland Road            01         179            1   $348,000.00                                33
8495269
Wallingford       19086                         6        9.55           95    $34,712.50        8/1/13        2        741

2665404           Rogers                       CA         182           14    $35,200.00       6/30/98            $176,250.00

8495277           33203 Bluefin Drive          01         179            1   $235,000.00                                21
                                                                        90
Dana Point        92629                         6        10.8                 $35,121.13        8/1/13        2        676




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2665405           Cohoon Jr.                   VA         181           14    $28,000.00       6/30/98            $238,000.00

8496242           2646 Quantico Street         01         178            1   $280,000.00                                42
Arlington         22207                         6                       95    $27,851.67                      2        744
                                                        10.22                                   7/1/13

2665406           Mendez                       CA         181           09    $49,000.00        7/1/98            $392,000.00

8495327           2854 Calle Esteban           01         179            1   $490,000.00                                36
San Clemente      92673                         6       9.175           90    $48,872.55        8/1/13        2        729

2665409           Kermoade                     CA         181           14    $18,300.00       7/27/98            $113,600.00

8527236           295 Tamarisk Circle          02         179            1   $143,000.00                                41

Suisun City       94585                         6       10.75           93    $18,258.80        8/1/13        2        761

2665413           McCarthy                     CA         181           14    $35,200.00       7/10/98            $188,000.00

8495376           257 Rhesa Lane               01         179            1   $235,000.00                                42
Fallbrook         92028                         6       10.05           95    $33,983.69        8/1/13        2        733


2665420           Richards                     AZ         181           14    $20,000.00        7/6/98            $156,000.00
8495517           5963 West Irma Lane          01         179            1   $215,000.00                                30

Glendale          85308                         6      10.175           82    $19,952.51        8/1/13        2        679

2665421           Lam                          CA         181           09    $25,000.00       7/21/98            $232,000.00

8521031           19 Del Sonterra              02         179            1   $290,000.00                                37
Irvine            92606                         6                       89    $24,954.52        8/1/13        2        622
                                                           13

2665423           Selden                       CA         181           14    $58,000.00       7/20/98            $650,000.00
                                               01
8497000           3540 Wrightwood Drive                   179            1   $885,000.00                                26
Studio City Area  91604                         7       9.175           80    $57,969.45        8/1/13        2        733

2665427           Velasquez                    CA         181           14    $45,600.00       6/25/98            $243,600.00

8495624           720 Alamo Lane               01         178            1   $305,000.00                                25

Escondido         92025                         6       10.05           95    $45,380.04        7/1/13        2        764

2665435           Corral                       CA         181           14    $12,000.00        7/6/98            $152,000.00

8495632           1472 Ripchak Road            01         179            1   $190,000.00                                27
Corona            91719                         6        9.55           87    $12,000.00        8/1/13        2        731


2665437           Schumacher                   IN         181           14    $14,775.00       7/23/98             $78,800.00
8496887           3618  Bedford Ct.            02         179            1    $98,500.00                                35

Elkhart           46514                         6      10.275           95    $14,740.24        8/1/13        2        750

2665438           Alarcon                      CA         181           04    $63,000.00       7/21/98            $159,879.00

8518870           57  Calle Del Norte          02         179            1   $235,000.00                                46
R. Santa          92688                         6      12.525           95    $62,877.56        8/1/13        2        675


2665441           Eklund                       IL         181           14    $34,750.00       7/28/98            $278,000.00
                  680  Elder                   01         179            1   $347,500.00                                31
8497216
Winnetka          60093                         6       12.65           90    $34,684.62        8/1/13        2        666

2665447           Ansari                       TX         181           09    $25,600.00       7/27/98            $136,750.00

8498206           3321  Estacado LN            01         179            1   $170,990.00                                34
                                                                        95
Plano             75025                         6       9.999                 $25,538.23        8/1/13        2        644




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2665449           Bell                         WA         181           14    $21,500.00       7/21/98            $171,950.00

8496648           4131  48th South AVE         01         179            1   $214,950.00                                37
Seattle           98116                         6                       90    $21,451.15                      2        641
                                                        10.65                                   8/1/13

2665451           De Los Santos                NM         181           14    $20,000.00       7/24/98             $73,287.00

8496671           1133  Libra DR               02         179            1   $112,500.00                                45
Portales          88130                         6      10.525           83    $19,954.03        8/1/13        2        698

2665453           Keerbs                       WA         181           14    $48,500.00       7/20/98            $104,380.00

8496291           8315  North162nd AVE         02         179            1   $170,000.00                                28

Vancouver         98682                         7      10.275           90    $48,479.77        8/1/13        2        745

2665455           Stadelman                    WA         181           14    $10,000.00       7/20/98             $38,501.00

8496549           811  Winslow ST              02         179            1    $48,600.00                                46
Richland          99352                         6      12.275          100     $9,980.50        8/1/13        2        693


2665457           Murphy                       WA         181           14    $30,000.00       7/16/98            $160,000.00
8496150           14508 W 42nd AVE             02         179            1   $200,000.00                                45

Lynnwood          98037                         7      12.275           95    $29,991.87        8/1/13        2        653

2665458           Nigro                        MA         181           14    $14,000.00       7/23/98            $185,192.00

8496168           1  Lincoln AVE               02         179            1   $242,000.00                                36
Wilmington        01887                         6                       83    $13,965.52        8/1/13        2        682
                                                        9.775

2665459           Gilbertson                   CA         181           14    $40,600.00       7/22/98            $216,800.00
                                               01
8496192           4915  Lotus AVE                         179            1   $271,000.00                                34
Yorba Linda       92887                         6       10.65           95    $39,332.76        8/1/13        2        742

2665460           Pochik                       MI         181           14    $36,950.00       7/23/98            $108,000.00

8496218           13955  Charrington           02         179            1   $145,000.00                                35

Sterling Heights  48313                         6      11.775          100    $36,874.44        8/1/13        2        719

2665461           Sanders                      CA         181           09    $27,500.00       7/21/98            $448,000.00

8497141           1240  Clearview DR           02         179            1   $560,000.00                                47
El Dorado         96762                         7      11.775           85    $27,491.73        8/1/13        2        676


2665462           Stephens                     CA         181           04    $45,750.00       7/21/98            $224,950.00
8516510           23  Flores   19              02         179            1   $285,000.00                                43

Irvine            92612                         7      11.025           95    $44,581.08        8/1/13        2        693

2665463           Scatchard                    CA         181           14    $42,000.00       7/17/98            $192,000.00

8496028           841  Willard CT              02         179            1   $240,000.00                                39
Gilroy            95020                         6      11.025           98    $41,885.88        8/1/13        2        693


2665464           Thomas                       CA         181           14    $96,000.00       7/22/98            $512,000.00
                  880  Cumberland RD           01         179            1   $640,000.00                                43
8496036
Glendale          91202                         6      11.025           95    $95,789.36        8/1/13        2        700

2665465           Hewitt                       CA         181           09    $50,000.00       7/17/98            $240,700.00

8496077           4286  Peach Slope RD         02         179            1   $306,000.00                                50
                                                                        95
Moorpark          93021                         7      12.775                 $49,987.97        8/1/13        2        699




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2665466           Doty                         AZ         181           09    $30,800.00       7/28/98            $164,300.00

8497232           1815 E Commerce AVE          01         179            1   $205,400.00                                41
Gilbert           85234                         7                       95    $30,789.94                      2        710
                                                         11.4                                   8/1/13

2665467           Bergh                        VA         181           09    $94,800.00       7/28/98            $221,200.00

8497323           11708  Flemish Mill CT       01         179            1   $316,000.00                                50
Oakton            22124                         7       10.15          100    $94,759.38        8/1/13        2        723

2665469           Jones                        CA         181           14    $44,000.00       7/22/98            $175,000.00

8497364           215  Hawkins ST              02         179            1   $245,000.00                                42

Vallejo           94591                         6      11.025           90    $43,903.46        8/1/13        2        671

2665470           Lies                         NJ         181           14    $18,600.00       7/28/98            $148,800.00

8497372           51  Glendale DR              01         179            1   $186,000.00                                27
Freehold          07728                         6         9.9           90    $18,554.71        8/1/13        2        722


2665591           McCarthy                     CA         181           14    $66,500.00        8/5/98            $532,000.00
8539751           16469 Akron Street           01         180            1   $665,000.00                                37

Los Angeles       90272                         6        10.2           90    $66,500.00        9/1/13        2        755

2665600           Noorbakhsh                   CA         181        RFC01    $19,800.00        7/6/98            $220,000.00

8496515           1814 Harms Drive             01         179            1   $280,000.00                                42
Pleasanton        94566                         6                       86    $19,800.00        8/1/13        2        757
                                                        9.625

2665606           Roitberg                     TX         181           09    $26,190.00       7/10/98            $222,600.00
                                               01
8500555           419 Baybridge Drive                     179            1   $261,900.00                                32
Sugar Land        77478                         6       11.55           95    $23,442.08        8/1/13        2        679

2665623           Rosete                       CA         181           14    $38,500.00        7/7/98            $335,500.00

8521551           1235 Fleming Avenue          01         179            1   $430,000.00                                45

San Jose          95127                         7         9.9           87    $38,482.61        8/1/13        2        721

2665632           Wong                         CA         181           09    $32,250.00        7/6/98            $172,000.00

8497604           11445 Cascada Way            01         179            1   $215,000.00                                38
San Diego         92124                         7      10.925           95    $32,238.31        8/1/13        2        756


2665637           Walker                       IN         181           14    $34,500.00       6/17/98             $80,500.00
8496929           1914 Cross Willow Lane       01         178            1   $115,000.00                                30

Indianapolis      46239                         6       11.22          100    $34,274.91        7/1/13        2        718

2665639           Morin                        MA         181           14    $26,200.00       7/20/98            $209,850.00

8530339           68 Carmel Road               01         179            1   $262,350.00                                27
Andover           01810                         7       9.875           90    $26,188.09        8/1/13        2        747


2665644           Kauff                        NJ         181           04    $22,500.00       6/22/98            $122,400.00
                  4 Carriage Lane              01         178            1   $153,000.00                                41
8541625
Sparta            07871                         7      11.125           95    $22,484.29        7/1/13        2        744

2665645           Goodman                      MA         181           14    $34,500.00       7/15/98            $172,500.00

8530370           1 Williams Court             01         179            1   $230,000.00                                35
                                                                        90
Somerville        02144                         7      10.375                 $34,485.91        8/1/13        2        698




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2665651           Gilberto                     MA         181           04    $27,750.00       7/13/98            $138,750.00

8530420           18 Harvard Street Unit/Apt   01         179            1   $185,000.00                                32
Charleston        02129                         7                       90    $27,750.00                      2        671
                                                        8.875                                   8/1/13

2665667           Reilly                       MA         181           14    $62,500.00       7/15/98            $500,000.00

8530446           12 Lincoln Lane              01         179            1   $625,000.00                                39
Sudbury           01776                         7       9.375           90    $62,500.00        8/1/13        2        747

2665687           Bellaire                     MA         181           14    $42,750.00       7/15/98            $213,750.00

8530453           153 Common Street            01         179            1   $285,000.00                                26

Watertown         02472                         7       9.875           90    $42,730.58        8/1/13        2        697

2665693           Brown                        FL         181           09    $50,250.00       7/22/98            $268,000.00

8496952           2114 Royal Fern Court        01         179            1   $335,000.00                                40
Longwood          32779                         7       10.25           95    $50,228.92        8/1/13        2        702


2665713           Liner                        GA         181           14    $15,000.00       6/22/98             $90,400.00
8499907           2285 Macby Road              02         178            1   $118,000.00                                43

Marietta          30066                         6         9.8           90    $14,925.98        7/1/13        2        699

2665718           Legare                       CA         181           14    $30,000.00       6/18/98            $143,500.00

8499915           145 North Street             02         178            1   $220,000.00                                44
Woodland          95695                         6                       79    $29,847.18        7/1/13        2        712
                                                         9.45

2665723           Sullivan                     AL         181           14    $30,000.00        8/6/98             $99,000.00
                                               02
8529760           1204 Vendome Drive West                 180            1   $140,000.00                                36
Mobile            36609                         6        11.7           93    $30,000.00        9/1/13        2        716

2665727           Ha                           NY         121           14   $100,000.00       7/24/98            $312,785.00

8540221           159 Clinton Avenue           02         119            1   $610,000.00                                38

Greenburgh        10522                         5        8.75           68   $100,000.00       8/11/08        2        748

2666004           Moore IV                     GA         181           14    $65,800.00       7/10/98            $351,200.00

8497182           3119 Arden Road              01         179            1   $439,000.00                                39
Atlanta           30305                         7       10.75           95    $65,775.22        8/1/13        2        772


2666051           Chandler                     CA         181           14    $30,000.00       6/23/98            $140,000.00
8499931           5208 Academy Drive           02         178            1   $215,000.00                                42

Fairfield         94585                         6        9.45           80    $29,847.18        7/1/13        2        680

2666057           Clemens                      ID         181           14    $30,000.00        7/8/98            $112,924.00

8499949           P.O. Box 56, Rural Rt. 2     02         179            1   $183,000.00                                41
Kamiah            83536                         6         9.7           79    $29,925.60        8/1/13        2        719


2666062           Mills                        GA         181           01    $10,000.00       7/13/98             $45,100.00
                  77 Eagle Ridge Road          01         179            1    $58,000.00                                26
8500019
Ball Ground       30107                         6        10.2           95     $9,976.31        8/1/13        2        721

2666063           Watson                       CA         181           14    $10,000.00       6/22/98            $227,000.00

8499956           6610 Egglestone Place        02         178            1   $285,000.00                                42
                                                                        84
Rancho Cucamonga  91739                         6         9.7                  $9,906.31        7/1/13        2        753




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2666067           Arata                        CA         181           14    $30,000.00       7/15/98            $213,831.00

8499964           9522 Sonwell Place           02         179            1   $285,000.00                                45
Cypress           90630                         6                       86    $29,863.87                      2        701
                                                       10.555                                   8/1/13

2666085           Mueller                      CA         181           14    $24,400.00       6/22/98            $195,200.00

8500001           1442 Main Street             02         178            1   $244,000.00                                37
Santa Clara       95050                         7        11.3           90    $24,383.64        7/1/13        2        700

2666088           Hanzich                      CA         181           14    $41,700.00       7/17/98            $203,000.00

8524845           2282 Coc Palm Drive          01         179            1   $278,000.00                                27

Tustin            92780                         6       11.17           89    $41,609.74        8/1/13        2        677

2666089           Weitzman                     MA         181           14    $20,850.00        7/8/98            $227,150.00

8530461           4 Ridgeway Terrace           01         179            1   $293,000.00                                22
Newton            02161                         6       8.625           85    $20,793.01        8/1/13        2        742


2666090           Hulford                      GA         181           14    $25,000.00        7/9/98             $66,631.00
8499972           10844 Starling Trail         02         179            1    $95,000.00                                24

Hampton           30228                         6        11.4           97    $24,947.04        8/1/13        2        715

2666094           Latham                       WA         181           14    $46,400.00       7/28/98            $227,150.00

8531485           3708 35th Avenue SouthWest   01         179            1   $288,000.00                                40
Seattle           98126                         7                       95    $46,385.96        8/1/13        2        660
                                                        11.75

2666097           Minkiewicz                   CA         181           14    $12,000.00       6/22/98            $227,150.00
                                               02
8499980           1 Gable Court                           178            1   $305,000.00                                40
San Rafael        94903                         6         9.2           79    $11,937.48        7/1/13        2        783

2666101           Scott                        CA         181           14    $25,000.00       6/18/98            $166,100.00

8499998           13575 Joshua Way             02         178            1   $210,000.00                                45

Sonora            95370                         6        10.8           91    $24,487.46        7/1/13        2        680

2666106           Rickerl                      CA         181           14    $18,000.00        7/7/98             $96,000.00

8497505           20012 Talihina Road          01         179            1   $120,000.00                                33
Apple Valley      92307                         6        10.5           95    $17,958.52        8/1/13        2        741


2666109           Olt                          MA         241           14    $43,500.00       7/16/98            $217,500.00
8530479           102 Grant Street             01         239            1   $290,000.00                                41

Needham           02192                         9       9.375           90    $43,403.84        8/1/18        2        798

2666117           Goyal                        CA         181           14    $33,400.00        8/6/98            $497,600.00

8531014           852 Gregory Court            01         180            1   $622,000.00                                36
Fremont           94539                         7      10.125           86    $33,400.00        9/1/13        2        754


2666125           Channen                      MA         241           14    $20,000.00       7/21/98            $180,000.00
                  lot#3a Station Road          01         239            1   $225,900.00                                31
8530495
Salem             01970                         9       8.875           89    $20,000.00        8/1/18        2        731

2666136           Iniguez                      CA         181           14    $25,000.00        8/4/98            $167,413.00

8541898           2538 Alona Street            02         180            1   $215,000.00                                24
                                                                        90
Santa Ana         92706                         6        10.2                 $25,000.00        9/1/13        2        760




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2666150           Kogan                        MA         181           14    $74,500.00       7/14/98            $227,000.00

8530511           15 Philbrick Road            01         179            1   $335,000.00                                28
Newton            02159                         7                       90    $74,454.87                      2        682
                                                          8.5                                   8/1/13

2666151           Hildebrand                   MA         181           14    $24,000.00       7/21/98            $192,000.00

8530529           62 Dane Street               01         179            1   $240,000.00                                28
Beverly           01915                         7        9.75           90    $24,000.00        8/1/13        2        692

2666165           Wylie                        CA         181           14    $23,000.00       7/22/98             $76,000.00

8530743           236 West 21st Street         02         179            1   $110,000.00                                23

Merced            95340                         6      10.375           90    $22,946.39        8/1/13        2        758

2666178           Lane                         CA         181           14    $65,000.00        8/7/98            $201,000.00

8541328           224 Arbor Valley Drive       02         180            1   $266,000.00                                40
San Jose          95119                         6      11.375          100    $65,000.00        9/1/13        2        685


2666185           Dimaio                       VA         181           09    $33,750.00       7/20/98            $180,000.00
8498073           2467 Freetown Drive          01         179            1   $225,000.00                                37

Reston            20191                         6      10.125           95    $33,669.50        8/1/13        2        728

2666187           Krueger                      MA         181           14    $48,340.00       7/17/98            $227,150.00

8530560           118 Weldon Farm Road         01         179            1   $307,000.00                                25
Rowley            01969                         7                       90    $48,340.00        8/1/13        2        671
                                                        8.625

2666189           Burke                        MA         181           14    $18,300.00       7/24/98            $146,400.00
                                               01
8530578           17 Harris Drive                         179            1   $183,000.00                                30
Hamilton          01982                         7       9.875           90    $18,291.68        8/1/13        2        725

2666259           Carranza-lopez               CA         181           14    $38,600.00        7/9/98            $206,000.00

8498701           1260 Graynold Avenue         01         179            1   $257,500.00                                31

Glendale          91202                         6       12.25           95    $38,524.54        8/1/13        2        663

2666308           White                        CA         181           14    $28,050.00       7/24/98            $224,350.00

8537730           7621 Park Forest Drive       01         179            1   $281,000.00                                30
Huntington Beach  92648                         7        10.5           90    $28,038.86        8/1/13        2        728


2666332           Maldonado                    NM         181           14    $39,750.00        7/9/98            $212,000.00
8498784           200 Fox Lane                 01         179            1   $265,000.00                                19

Alto              88312                         6        9.25           95    $39,750.00        8/1/13        2        742

2666352           Spry                         MI         181           14    $20,000.00       7/24/98            $144,000.00

8500191           38516  Meadowlawn            02         179            1   $170,000.00                                30
Wayne             48184                         6      10.525           97    $19,954.03        8/1/13        2        691


2666357           Lehmkuhl                     CO         181           14    $55,450.00       7/23/98            $129,400.00
                  11894 S Stallion DR          01         179            1   $184,900.00                                43
8500118
Pine              80470                         7        10.4          100    $55,427.49        8/1/13        2        723

2666358           Harris                       CA         181           14    $37,000.00       7/22/98            $148,000.00

8499683           1141  Lawrence WAY           01         179            1   $185,000.00                                36
                                                                       100
Oxnard            93035                         7       10.65                 $36,978.37        8/1/13        2        727




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2666360           Gresley                      CA         181           14    $45,000.00       7/20/98            $225,000.00

8499717           5233  San Pablo Dam RD       02         179            1   $300,000.00                                38
El Sobrante       94803                         7                       90    $44,981.23                      2        681
                                                       10.275                                   8/1/13

2666361           Bledsoe                      FL         181           14    $10,000.00       7/24/98             $72,800.00

8499725           7701 NW 11th ST              02         179            1    $92,000.00                                27
Pembroke Pines    33024                         6       9.275           90     $9,974.22        8/1/13        2        778

2666363           Thorla                       CA         181        RFC01    $37,500.00       7/20/98            $200,000.00

8499402           5228  Meridian AVE           01         179            1   $250,000.00                                45

San Jose          95118                         7       11.65           95    $37,488.40        8/1/13        2        698

2666367           Holmes                       CA         181           14    $45,000.00       7/16/98            $240,000.00

8499303           921  Hastings DR             01         179            1   $300,000.00                                38
Concord           94518                         7        10.9           95    $44,908.75        8/1/13        2        700


2666368           Lunning                      CA         181           14    $86,400.00       7/10/98            $201,600.00
8499337           3617  Kamp DR                01         179            1   $288,000.00                                42

Pleasanton        94588                         6      10.775          100    $86,205.95        8/1/13        2        805

2666369           Orr                          CA         181           14    $84,000.00        7/2/98            $316,000.00

8499352           2530  Del Rosa AVE           02         179            1   $400,000.00                                48
Santa Rosa        95409                         7                      100    $83,707.77        8/1/13        2        714
                                                       11.775

2666370           Salinas                      CA         181           14    $20,000.00       7/20/98            $123,780.00
                                               02
8499360           3408  Stockbridge AVE                   179            1   $145,000.00                                50
Los Angeles       90032                         6      11.525          100    $19,958.12        8/1/13        2        712

2666372           Thompson                     FL         181           14    $32,000.00       7/24/98            $103,173.00

8518789           1902  Eastern DR             02         179            1   $150,000.00                                29

Jacksonville      32250                         6      10.775           91    $31,928.13        8/1/13        2        690

2666374           Hassett                      NJ         181           14    $92,000.00       7/23/98            $340,400.00

8499261           498  Wellington DR           02         179            1   $460,000.00                                45
Wyckoff           07481                         7         9.9           94    $91,958.42        8/1/13        2        701


2666377           Kriz                         CA         181           14    $32,500.00       7/20/98            $260,000.00
8499030           17   CIR                     01         179            1   $325,000.00                                48

Redwood City      94062                         7      10.025           90    $32,485.70        8/1/13        2        777

2666394           Huettis                      CA         181           14    $31,500.00       7/16/98            $314,400.00

8530784           19370 West Grant Line Road   01         179            1   $393,000.00                                34
Tracy             95376                         7       9.625           89    $31,500.00        8/1/13        2        769


2666406           Drago                        CA         181           09    $29,200.00       7/21/98            $155,950.00
                  8430 Samra Drive             01         179            1   $194,950.00                                34
8499279
West Hills Area   91304                         6       11.55           95    $29,139.00        8/1/13        2        711

2666408           Corral                       CA         181           14    $24,450.00       7/23/98            $130,400.00

8500217           6780 E Woodbridge RD         02         179            1   $163,000.00                                32
                                                                        95
Acampo            95220                         6        10.4                 $24,393.14        8/1/13        2        717




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2666409           Maberry                      DC         181           16    $75,000.00       7/29/98            $400,000.00

8500225           1740 S Street NorthWest      01         179            1   $500,000.00                                44
Washington        20009                         7                       95    $74,969.55                      2        682
                                                         10.4                                   8/1/13

2666410           French                       OR         181           14    $29,700.00       7/29/98            $118,800.00

8500233           3824 SouthEast 27th Avenue   01         179            1   $148,500.00                                36
Portland          97202                         7        10.9          100    $29,689.18        8/1/13        2        690

2666411           Irby                         VA         181        RFC01    $40,750.00       7/29/98             $95,100.00

8500241           12821  Hunterbrook DR        01         179            1   $135,900.00                                47

Woodbridge        22192                         7       10.15          100    $40,732.54        8/1/13        2        725

2666412           Adkinson Jr.                 FL         181           14    $30,000.00       7/24/98             $59,917.00

8500258           1010 Idaho Court             02         179            1   $115,000.00                                30
Ocoee             34761                         6      10.275           79    $29,929.43        8/1/13        2        679


2666413           Goocher                      TX         181           14    $42,900.00       7/29/98            $171,550.00
8500290           507  Stone Creek DR          01         179            1   $214,460.00                                45

Prosper           75078                         6        9.99          100    $42,900.00        8/1/13        2        685

2666414           Taylor                       WA         181           14    $18,000.00       7/22/98            $144,000.00

8500357           3512 West Sunset Drive       02         179            1   $180,000.00                                29
Tacoma            98466                         7                       90    $18,000.00        8/1/13        2        679
                                                       10.025

2666415           Twigg                        MD         181           14    $18,900.00       7/24/98            $121,018.00
                                               02
8500423           12036  Eaglewood CT                     179            1   $140,000.00                                48
Silver Spring     20902                         7      12.525          100    $18,785.19        8/1/13        2        681

2666416           Vanderstelt                  CA         181           14    $36,400.00       7/24/98            $145,600.00

8500449           2044  Pomegranate LN         01         179            1   $182,000.00                                44

Fallbrook         92028                         7       11.15          100    $36,387.44        8/1/13        2        706

2666417           Velasquez                    OH         180           09    $23,900.00       7/29/98             $95,700.00

8500456           5165  Mallet Club DR         01         178            1   $119,635.00                                43
Dayton            45439                         7        10.9          100    $23,891.29       7/29/13        2        683


2666418           Wierenga                     CA         181           14    $45,000.00       7/24/98            $240,000.00
8500472           5774  Lilac Blossom LN       01         179            1   $300,000.00                                45

San Jose          95124                         7       9.275           95    $44,976.79        8/1/13        2        736

2666422           Williams                     OR         180           14    $20,000.00       7/27/98             $66,157.00

8499238           63014 Fruitdale Lane         02         178            1   $110,000.00                                40
Lagrande          97850                         6          10           79    $19,951.75       7/30/13        2        712


2666426           Koppes                       ID         181           14    $60,000.00       7/15/98            $320,000.00
                  1202 West Osprey Ridge       01         179            1   $400,000.00                                43
8499105
Eagle             83616                         7       10.75           95    $59,977.41        8/1/13        2        686

2666427           Shimp                        FL         181           14    $14,500.00        8/7/98            $108,750.00

8534976           7104 Holiday Road South      01         180            1   $145,000.00                                28
                                                                        85
Jacksonville      32216                         6         9.9                 $14,500.00        9/1/13        2        737




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2666429           Schwab                       CA         181           14    $45,000.00        7/9/98            $240,000.00

8532848           1344 Marine Avenue           01         179            1   $300,000.00                                25
El Segundo        90245                         6                       95    $44,895.11                      2        709
                                                       10.375                                   8/1/13

2666432           Hughes                       CA         181           14    $24,000.00       7/23/98            $268,000.00

8528390           3445 Cade Drive              01         179            1   $335,000.00                                27
Fremont           94536                         6        9.75           88    $23,940.75        8/1/13        2        756

2666456           Motil                        CA         181           09    $40,000.00       7/20/98            $160,000.00

8500514           19447  Park Ridge DR         01         179            1   $200,000.00                                47

Middletown        95461                         7      11.975          100    $39,988.49        8/1/13        2        699

2666457           Bierman                      CA         181           04    $48,800.00       7/16/98            $195,200.00

8521890           4000  Farm Hill BLVD  112    01         179            1   $244,000.00                                38
Redwood City      94061                         6      10.525          100    $47,732.05        8/1/13        2        744


2666461           Hulme                        TX         181           14    $19,550.00       7/27/98            $104,200.00
8501488           7851  Park Downs DR          01         179            1   $130,285.00                                24

Fort Worth        76137                         6        9.99           95    $19,502.78        8/1/13        2        785

2666462           Morgan                       VA         181           09    $92,100.00       7/30/98            $214,900.00

8516734           11630  Deer Forrest RD       01         179            1   $307,000.00                                41
Reston            20194                         7                      100    $92,063.32        8/1/13        2        696
                                                         11.9

2666463           Gurin                        CA         181           14    $33,000.00       7/22/98            $175,950.00
                                               01
8501314           6492  Jimilyn ST                        179            1   $219,950.00                                43
Simi Valley       93063                         6        10.4           95    $32,923.26        8/1/13        2        779

2666465           Borges                       VA         181           14    $47,600.00       7/30/98            $190,400.00

8501348           8515  Queen Elizabeth BLVD   01         179            1   $238,000.00                                26

Annandale         22003                         6       9.525          100    $47,480.05        8/1/13        2        734

2666469           Freitas                      CA         181           14    $34,000.00       7/23/98            $136,000.00

8501025           2997  Knoll DR               02         179            1   $170,000.00                                50
Concord           94520                         7      11.525          100    $33,329.54        8/1/13        2        757


2666470           Campbell                     CA         181           14    $25,000.00       7/17/98            $153,289.00
8501041           18420  Barrett AVE           02         179            1   $205,000.00                                41

Sonoma            95476                         7        10.4           87    $24,989.85        8/1/13        2        684

2666474           Shonkwiler                   FL         181           09    $52,150.00       7/28/98            $227,150.00

8522344           10202  Leeds CT              01         179            1   $294,000.00                                40
Orlando           32836                         6       11.65           95    $50,512.01        8/1/13        2        659


2666477           Turnbull                     CA         181           14    $50,000.00       7/24/98            $206,400.00
                  1207 E Acacia AVE            01         179            1   $258,000.00                                40
8500993
El Segundo        90245                         7        11.4          100    $49,983.67        8/1/13        2        780

2666478           Rodriguez Jr                 CA         181           14    $54,750.00        7/9/98            $292,000.00

8523391           3676  Warner DR              01         179            1   $365,000.00                                40
                                                                        95
San Jose          95127                         7      10.525                 $54,428.36        8/1/13        2        781




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2666479           Monza                        CA         181           09    $27,500.00       7/15/98            $220,000.00

8500779           1305  Aralia CT              01         179            1   $275,000.00                                50
San Luis Obispo   93401                         7                       90    $27,485.47                      2        786
                                                       10.275                                   8/1/13

2666482           Glanville                    CA         181           14    $67,500.00       7/15/98            $360,000.00

8500597           3415  Dover RD               01         179            1   $450,000.00                                36
Redwood City      94061                         7      10.525           95    $67,473.32        8/1/13        2        721

2666484           Testa                        CA         181           09    $20,000.00       7/17/98            $227,150.00

8500639           35  Bridlepath CT            02         179            1   $305,000.00                                33

San Ramon         94583                         6       9.775           82    $19,950.74        8/1/13        2        709

2666485           Mussehl                      CA         181           14    $37,800.00       7/17/98            $151,200.00

8500662           3165  Entrada DR             01         179            1   $189,000.00                                39
Ventura           93003                         7       11.15          100    $37,686.96        8/1/13        2        774


2666486           Evans Franco                 CA         181           14    $39,750.00       7/21/98            $212,000.00
8500704           3605  Kirk RD                01         179            1   $265,000.00                                43

San Jose          95124                         7       10.65           95    $39,702.78        8/1/13        2        783

2666493           Reed                         UT         120           14    $26,000.00       8/12/98            $123,000.00

8539009           3330 Queenswood Drive        02         119            1   $150,000.00                                30
Taylorsville      84118                         5                      100    $25,879.13       8/17/08        2        686
                                                        10.85

2666494           Cox                          AL         181           14    $24,990.00        8/6/98             $71,373.47
                                               02
8530735           8790 Gold Mine Road                     180            1    $97,000.00                                37
Mobile            36619                         6        11.7          100    $24,990.00        9/1/13        2        717

2666498           Parikh                       CA         181           09    $32,400.00       7/22/98            $259,750.00

8515827           4698  Wilcox AVE             01         179            1   $324,731.00                                32

Santa Clara       95054                         6       10.15           90    $32,322.90        8/1/13        2        731

2666499           Nguyen                       CA         181           14    $45,700.00       7/22/98            $244,000.00

8515835           47421  Towhee ST             01         179            1   $305,000.00                                39
Fremont           94539                         7        10.9           95    $45,683.35        8/1/13        2        736


2666500           Parmele                      TN         181           14    $10,500.00       7/30/98             $55,900.00
8501652           2014  Williamsport Pike      01         179            1    $69,900.00                                35

Columbia          38401                         7        10.9           95    $10,121.54        8/1/13        2        716

2666501           Phan                         CA         181           14    $53,000.00       7/23/98            $424,000.00

8501611           16128  Bennye Lee DR         01         179            1   $530,000.00                                50
Poway             92064                         6         9.4           90    $53,000.00        8/1/13        2        760


2666502           Roth                         CA         181           14    $43,000.00       7/27/98            $172,000.00
                  16420 Minnehaha              01         179            1   $215,000.00                                33
8501553
Los Angeles       91344                         6       11.15          100    $42,102.78        8/1/13        2        683

2666503           Baldwin                      OR         181           14    $21,800.00       7/24/98             $87,200.00

8501561           312 E 2nd ST                 01         179            1   $109,000.00                                43
                                                                       100
Molalla           97038                         7        10.9                 $21,792.06        8/1/13        2        693




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2666504           Schenk                       CA         181           14    $69,250.00       7/24/98            $160,750.00

8501603           3252 W Felton ST             01         179            1   $230,000.00                                44
Newbury Park      91320                         7                      100    $69,226.11                      2        745
                                                        11.15                                   8/1/13

2666505           Dye                          FL         181           14    $11,100.00       7/30/98             $65,000.00

8501546           6652  Woodland DR            01         179            1    $84,600.00                                43
Keystone Heights  32656                         6       9.025           90    $10,957.98        8/1/13        2        695

2666506           Talbot                       IL         181           14    $27,400.00       7/30/98            $109,600.00

8501538           630  Iron Wood DR            01         179            1   $137,000.00                                32

Elk Grove Village 60007                         6       9.775          100    $26,338.24        8/1/13        2        749

2666520           Nichols                      ID         180           14    $30,000.00        8/5/98             $79,604.00

8526261           702 Stierman                 02         179            1   $150,000.00                                40
Eagle             83616                         6       10.05           74    $29,705.30       8/10/13        2        767


2666627           Arroyo                       CA         181           14    $26,200.00       7/23/98            $224,800.00
8524084           2591 Sunnydale Drive         01         179            1   $281,000.00                                42

Duarte            91010                         7       9.925           90    $26,188.22        8/1/13        2        718

2666656           Mc Lin                       CA         181           14    $14,600.00        8/4/98            $158,400.00

8537532           2543 Hyler Avenue            01         180            1   $198,050.00                                24
Los Angeles       90041                         6                       88    $14,600.00        9/1/13        2        796
                                                        9.275

2666703           Ceglarski                    CA         181           09    $18,400.00        7/6/98            $147,600.00
                                               01
8517245           1841 Cannon Drive                       179            1   $184,500.00                                35
Walnut Creek      94596                         6       9.925           90    $18,355.30        8/1/13        2        741

2666730           Ayala                        CA         181           14    $20,200.00       7/22/98            $161,600.00

8534406           746 Meadowlark Street        01         179            1   $202,000.00                                36

Livermore         94550                         6       9.875           90    $20,100.99        8/1/13        2        709

2666754           Logan                        CA         181           09    $53,000.00        7/2/98            $198,750.00

8536732           498 Lake Estates Drive       01         179            1   $265,000.00                                45
Meadow Vista      95722                         7      10.375           95    $52,978.36        8/1/13        2        704


2666768           Rado                         TX         181           14    $13,000.00       7/31/98            $172,300.00
8518243           1425  Faringdon DR           01         179            1   $215,400.00                                46

Plano             75075                         6        9.99           87    $12,968.61        8/1/13        2        646

2666769           Mynatt                       OR         181           14    $18,600.00       7/29/98             $74,400.00

8515967           4225  Northalberta CT        01         179            1    $93,000.00                                27
Portland          98215                         7        11.4          100    $18,593.92        8/1/13        2        775


2666771           Davis                        OR         181           14    $34,200.00       7/23/98            $136,800.00
                  1541  11th ST                01         179            1   $171,000.00                                45
8516080
West Linn         97068                         7      11.275          100    $34,188.52        8/1/13        2        711

2666772           Cleveland                    OR         181           14    $46,000.00       7/23/98            $119,000.00

8516114           33489  Millview WAY          02         179            1   $165,000.00                                38
                                                                       100
Lebanon           97355                         6       10.15                 $45,890.53        8/1/13        2        698




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2666773           Ball                         CA         181           14    $36,700.00       7/28/98            $146,800.00

8518177           4321  Clark AVE              01         179            1   $183,500.00                                44
Long Beach        90808                         6                      100    $36,618.53                      2        681
                                                         10.9                                   8/1/13

2666774           Wemmer                       FL         181        RFC01    $16,500.00       7/31/98             $66,000.00

8518060           825 Center Street Unit/Apt   01         179            1    $82,500.00                                26
Jupiter           33458                         6       10.15          100    $16,139.56        8/1/13        2        743

2666775           Day                          TX         181           14    $29,900.00       7/30/98            $119,600.00

8517773           611  Sweet Gum DR            01         179            1   $149,500.00                                36

Euless            76039                         6        9.99          100    $29,755.63        8/1/13        2        787

2666776           West                         TN         181           14    $23,400.00       7/31/98             $93,600.00

8517815           4816  Cimarron WAY           01         179            1   $117,000.00                                30
Nashville         37211                         6       10.15          100    $23,344.32        8/1/13        2        724


2666777           Shivers                      TX         181           14    $45,400.00       7/30/98            $105,950.00
8528119           809  Ashwood DR              01         179            1   $151,400.00                                34

Allen             75002                         6        9.99          100    $45,400.00        8/1/13        2        698

2666778           Hayes                        TX         181           09    $31,100.00       7/31/98            $124,400.00

8518227           2814  Hampton Ct             01         179            1   $155,500.00                                45
Richardson        75082                         6                      100    $31,024.90        8/1/13        2        651
                                                         9.99

2666779           Hurd                         TX         181           14    $17,900.00       7/31/98             $95,600.00
                                               01
8518151           11215 Lanewood Circle                   179            1   $119,500.00                                49
Dallas            75218                         6        9.99           95    $17,856.78        8/1/13        2        685

2666780           Mcinturff                    GA         181           04    $14,450.00       7/31/98             $57,800.00

8522500           3236  Henderson Mill RD  1   01         179            1    $72,275.00                                46

Chamblee          30341                         6       11.15          100    $14,418.66        8/1/13        2        746

2666781           Blaser                       CO         181           14    $26,550.00       7/31/98            $106,250.00

8518250           12182  Forest WAY            01         179            1   $132,850.00                                44
Thornton          80241                         7      13.275          100    $26,544.30        8/1/13        2        672


2666782           Christiansen                 CA         181           14    $28,500.00       7/28/98            $152,400.00
8518029           1966  Carolyn DR             01         179            1   $190,500.00                                43

Pleasant Hill     94523                         7         9.9           95    $28,487.13        8/1/13        2        702

2666783           Schaefer                     CA         181           14    $19,250.00       7/29/98            $154,000.00

8518037           914 N Mirasol ST             01         179            1   $192,500.00                                41
Santa Ana         92701                         6      11.275           90    $19,208.74        8/1/13        2        664


2666784           Thomas                       VA         181           09    $36,250.00       7/31/98            $193,550.00
                  10116  Choke Cherry CT       01         179            1   $241,954.00                                50
8518185
Manassas          20110                         7        11.4           95    $36,238.15        8/1/13        2        653

2666788           Kitzman                      TX         181           14    $27,350.00       7/30/98             $60,850.00

8517633           818  Rachelle DR             01         179            1    $88,200.00                                28
                                                                       100
Red Oak           75154                         6        9.99                 $27,183.95        8/1/13        2        699




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2666790           Peters                       FL         181           14    $10,000.00       7/31/98             $37,000.00

8518003           18523  Ashcroft              01         179            1    $47,000.00                                43
Port Charlotte    33952                         6                      100     $9,956.44                      2        720
                                                        11.15                                   8/1/13

2666795           Blandino                     CA         181           14    $30,000.00       7/22/98            $208,000.00

8517591           3955  Holly DR               02         179            1   $260,000.00                                38
San Jose          95127                         6      11.025           92    $29,875.63        8/1/13        2        698

2666796           McConnell                    TX         181           09    $20,400.00       7/27/98             $81,600.00

8517484           8406  Chivalry               02         179            1   $102,000.00                                38

San Antonio       78250                         6        9.99          100    $20,350.74        8/1/13        2        692

2666797           Humphrey                     CA         181           14    $63,700.00       7/27/98            $156,900.00

8517492           20134  Patricia PL           02         179            1   $227,000.00                                49
Saugus            91350                         6        11.4           98    $63,565.06        8/1/13        2        714


2666801           Ware                         CA         181           15    $28,000.00       7/27/98            $224,000.00
8517872           999  Creekwood PL            01         179            1   $280,000.00                                38

Lafayette         94549                         6        10.4           90    $27,934.89        8/1/13        2        727

2666803           Kraus                        MT         181           14    $50,000.00       7/27/98            $117,981.00

8518912           26  Eden Park LN             02         179            1   $185,000.00                                37
Great Falls       59405                         6                       91    $49,909.27        8/1/13        2        638
                                                       13.025

2666804           Dunaway                      TN         181           14    $22,500.00       7/27/98            $120,000.00
                                               02
8517450           801  Loretta DR                         179            1   $150,000.00                                47
Goodlettsville    37027                         7      11.025           95    $22,492.02        8/1/13        2        699

2666809           Mc Cartney                   TN         181           14    $17,500.00       7/31/98            $140,000.00

8516528           1066  Windsor DR             01         179            1   $175,000.00                                41

Gallatin          37066                         6      10.775           90    $17,460.70        8/1/13        2        754

2666810           Rowell                       FL         181           14    $73,200.00       7/31/98            $170,800.00

8516551           4110 SW 111th Terrace        01         179            1                                              39
Davie             33328                         7        10.9          100    $73,173.32        8/1/13        2        780


2666811           Netherda                     CO         181           14    $83,000.00       7/31/98            $442,700.00
8517856           8634  Selly RD               01         179            1   $553,400.00                                37

Parker            80134                         7       10.65           95    $82,968.06        8/1/13        2        773

2666816           Nilsen                       VA         181        RFC01    $46,000.00       7/31/98            $184,000.00

8516338           11129  Lake Chapel LN        01         179            1   $230,000.00                                44
Reston            20191                         7       11.15          100    $45,984.13        8/1/13        2        762


2666818           Mendoza                      CA         181           14    $13,900.00       7/22/98            $152,257.00
                  2893  Keller CT              02         179            1   $175,000.00                                46
8516429
Napa              94558                         7      13.525           95    $13,897.17        8/1/13        2        642

2666820           Nelson                       CA         181           14    $26,750.00        7/9/98            $214,000.00

8516023           704  Stratford DR            01         179            1   $267,500.00                                48
                                                                        90
San Diego         92024                         7       10.65                 $26,739.71        8/1/13        2        742




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2666822           Roa                          CA         181           14    $34,500.00       7/23/98            $172,500.00

8516122           11583  Marigold CIR          02         179            1   $230,000.00                                36
Fountain Valley   92708                         6                       90    $34,420.69                      2        704
                                                       10.525                                   8/1/13

2666823           Black                        UT         181           14    $25,400.00       7/27/98             $79,000.00

8515892           1605 West 1920 North         02         179            1   $110,000.00                                43
Layton            84041                         6      12.275           95    $25,350.47        8/1/13        2        661

2666824           Krebs                        UT         181           14    $26,400.00       7/27/98            $105,600.00

8516130           1285 South 550 East          02         179            1   $132,000.00                                 6

Springville       84663                         6      11.275          100    $26,343.41        8/1/13        2        709

2666825           Roland                       CA         181        RFC01    $48,900.00       7/24/98            $260,650.00

8515926           7615  Park Forest DR         01         179            1   $325,860.00                                42
Huntington Beach  92648                         6      11.775           95    $48,800.01        8/1/13        2        654


2666827           Kent                         NV         181           14    $25,000.00       7/24/98            $126,000.00
8515843           1437  Annkim CIR             02         179            1   $160,800.00                                44

Gardnerville      89410                         7      12.275           94    $24,993.27        8/1/13        2        647

2666828           Osolnick                     NJ         181           14    $25,000.00       7/27/98            $125,557.00

8515868           16  Longfellow DR            02         179            1   $152,000.00                                30
Woodbridge        07067                         6                      100    $24,949.48        8/1/13        2        695
                                                         11.9

2666829           Wagner                       CO         181           09    $41,250.00       7/31/98            $216,000.00
                                               01
8516288           8631 West 93rd Place                    179            1   $275,000.00                                42
Westminster       80021                         7      10.775           94    $41,234.55        8/1/13        2        646

2666843           Jensen                       OR         181           14    $37,600.00        8/7/98            $300,800.00

8538423           13376 SouthWest Ascension    01         180            1   $373,000.00                                43

Tigard            97223                         7        10.2           91    $37,600.00        9/1/13        2        707

2666844           Schaniel                     CA         181           09    $77,500.00       6/22/98            $392,908.00

8516437           18697 Ambrose Lane           02         178            1   $492,598.00                                44
Huntington Beach  92648                         7      12.375           96    $77,458.62        7/1/13        2        679


2666888           Chan                         CA         181           14    $47,750.00       7/22/98            $328,000.00
8516403           310 Rosilie Street           02         179            1   $410,000.00                                30

San Mateo         94403                         7      10.675           92    $47,731.73        8/1/13        2        756

2666889           Richardson                   CA         181           14    $34,550.00       7/22/98            $276,400.00

8525172           3075 Jeffrey Mark Street     01         179            1   $345,500.00                                37
Cypress           90630                         6       9.375           90    $34,372.92        8/1/13        2        720


2666890           Bennett                      CA         181           14    $35,000.00       7/13/98            $123,301.00
                  603 Fermoore Street          02         179            1   $165,000.00                                50
8525248
San Fernando      91340                         6       11.75           96    $34,472.71        8/1/13        2        682

2666893           Vaught                       KY         181           14    $18,000.00       7/23/98             $41,524.00

8524928           427 Jean Drive               02         179            1    $75,000.00                                25
                                                                        80
Danville          40422                         6        9.75                 $17,955.56        8/1/13        2        735




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2666907           Hinojosa                     CA         181           14    $30,750.00       7/17/98            $164,000.00

8524977           27850 Santa Clarita Road     01         179            1   $205,000.00                                43
Santa Clarita     91350                         6                       95    $30,674.96                      2        784
                                                        9.875                                   8/1/13

2666909           Schatz                       VA         181           09    $10,000.00       7/21/98            $309,600.00

8518318           700 Ivy Farm Drive           01         179            1   $387,000.00                                34
Charlottesville   22901                         6         9.8           83     $7,624.36        8/1/13        2        716

2666924           Tillman                      GA         181           14    $11,000.00       7/28/98             $99,300.00

8520447           162 Sir Edward Teach Road    02         179            1   $215,000.00                                43

Midway            31320                         6        8.75           52     $9,728.20        8/3/13        2        723

2666930           Root                         CA         181           04    $22,600.00       7/17/98            $181,550.00

8525230           34 Edmonton Place            01         179            1   $226,990.00                                34
Aliso Viejo Area  92656                         6       9.625           90    $22,543.57        8/1/13        2        759


2666933           Schwartz                     CA         181           14    $50,000.00       7/24/98            $128,500.00
8524472           10209 Harvest Avenue         02         179            1   $178,500.00                                29

Santa Fe Springs  90670                         6          12          100    $49,899.92        8/1/13        2        681

2666934           Soles                        CA         181           09    $38,500.00       7/23/98            $190,650.00

8524563           790 South Starview Court     01         179            1   $270,000.00                                41
Anaheim           92807                         6                       85    $38,406.04        8/1/13        2        706
                                                        9.875

2666935           Ensign                       CA         181           04    $22,300.00       7/16/98            $195,300.00
                                               01
8517237           18183 Colonnades Place                  179            1   $279,000.00                                47
San Diego         92128                         6       9.675           78    $22,244.57        8/1/13        2        708

2666946           Clayton                      CA         181           14    $34,650.00       7/21/98            $184,800.00

8524480           146 Alpine Avenue            01         179            1   $231,000.00                                45

Ventura           93003                         6       9.875           95    $34,565.43        8/1/13        2        735

2666950           Kurokawa                     CA         181           14   $100,000.00       7/16/98            $239,050.00

8524381           6352 Shayne Drive            01         179            1   $341,500.00                                37
Huntington Beach  92647                         6      10.625          100    $99,772.26        8/1/13        2        754


2666956           Bendzsel                     CA         181           14    $57,500.00       7/21/98            $134,200.00
8524118           2634 Taylor Avenue           01         179            1   $191,818.00                                40

Ontario           91761                         7      11.125          100    $57,480.05        8/1/13        2        699

2666958           Vanderpool                   CA         181           14    $50,850.00       7/28/98            $271,200.00

8519886           1904 Loma Vista Street       02         179            1   $340,000.00                                38
Pasadena          91104                         7      10.675           95    $50,830.53        8/1/13        2        790


2666959           Fish                         CA         181           14    $23,750.00       7/16/98            $190,300.00
                  1528 Marlin Place            01         179            1   $237,915.00                                35
8524290
Rohnert Park      94928                         7       10.25           90    $23,737.86        8/1/13        2        726

2666961           Wall                         CA         181           09    $51,000.00       7/17/98            $273,000.00

8529158           20062 Lawson Lane            02         179            1   $340,000.00                                36
                                                                        96
Huntington Beach  92646                         6          11                 $50,887.83        8/1/13        2        731




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2666962           Harris                       CA         181           14    $50,800.00       7/20/98            $271,250.00

8524373           800 Eucalyptus Street        01         179            1   $339,111.00                                40
Davis             95616                         6                       95    $50,678.83                      2        743
                                                       10.125                                   8/1/13

2666968           Burke                        CA         181           09    $36,150.00       7/20/98            $289,550.00

8530800           4275 Calle Mar De Ballenas   01         179            1   $361,940.00                                42
San Diego         92130                         6       9.375           90    $36,150.00        8/1/13        2        735

2666971           Brinkley, Jr.                CO         181           14    $25,200.00       5/13/98            $134,400.00

8519233           9260 South Buttonhill        02         177            1   $168,000.00                                30

Littleton         80126                         6        10.6           95    $25,101.93        6/1/13        2        748

2666973           Suvoy                        CA         181           09    $50,000.00       7/13/98            $503,635.00

8525800           1063 South Taylor Court      02         179            1   $585,000.00                                44
Anaheim           92808                         6          13           95    $49,909.05        8/1/13        2        640


2666978           Sibley                       CA         181           09    $18,000.00        7/8/98            $288,000.00
8517211           5608 Outrider Way            01         179            1   $360,000.00                                39

Placerville       95667                         6        9.62           85    $18,000.00        8/1/13        2        742

2666979           Lang                         CA         181           09    $33,700.00       7/22/98            $269,500.00

8541682           4280 Calle Mar De Ballenas   01         179            1   $336,900.00                                44
San Diego         92130                         6                       90    $33,617.75        8/1/13        2        678
                                                        9.875

2666988           Sholes                       AZ         180           14    $17,000.00        8/1/98             $70,400.00
                                               01
8527764           2025 West Army Drive                    179            1    $88,000.00                                32
Tucson            85705                         6          11          100    $16,962.61       8/12/13        2        691

2666990           Peckham                      CA         181           04    $26,300.00        7/8/98            $210,400.00

8517187           4419 Caminito Sana #2        01         179            1   $263,000.00                                33

San Diego         92122                         6        9.55           90    $26,159.30        8/1/13        2        760

2666992           Walker                       CA         181           14    $30,000.00       7/27/98            $240,000.00

8530131           338 San Lorenzo Avenue       01         179            1   $300,000.00                                35
Felton            95018                         7      10.845           90    $29,933.07        8/1/13        2        712


2666993           Cardenas                     CA         181           14    $32,000.00        7/9/98            $256,000.00
8530727           3520 Telegraph Drive         01         179            1   $320,000.00                                37

San Jose          95132                         7      10.845           90    $31,988.20        8/1/13        2        718

2666995           Egan                         NY         181           14    $14,800.00       6/12/98            $206,000.00

8528788           9 Hemlock Avenue             01         178            1   $300,000.00                                24
East Northport    11731                         7         9.4           74    $14,669.19        7/1/13        2        686


2667003           Bressler                     CA         181           09    $48,500.00        7/8/98            $280,000.00
                  45 Tennis Club Drive         01         179            1   $365,000.00                                28
8517161
Danville          94506                         6       9.875           90    $48,500.00        8/1/13        2        744

2667007           Kaelker                      CA         181           14    $38,250.00       6/19/98            $204,000.00

8521791           36774 Venado Drive           02         178            1   $255,000.00                                19
                                                                        95
Coarsegold        93614                         6       13.25                 $38,113.41        7/1/13        2        670




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2667186           Grodahl                      CA         181           09    $50,000.00       7/17/98            $278,400.00

8524399           28251 Via Alfonse            01         179            1   $348,000.00                                29
Laguna Niguel     92677                         6                       95    $49,887.45                      2        760
                                                        10.75                                   8/1/13

2667196           Chambless                    TX         180           14    $45,200.00        8/3/98            $180,800.00

8517625           2709  Chesapeake CT          01         179            1   $226,000.00                                37
Grapevine         76051                         6        9.99          100    $45,200.00        8/1/13        2        787

2667198           Collina                      MD         180           14    $20,000.00        8/3/98            $160,000.00

8517682           503  Tulip AVE               01         179            1   $200,000.00                                28

Takoma Park       20912                         7         9.4           90    $19,989.96        8/1/13        2        764

2667200           Ferguson                     IL         181           14    $16,500.00       7/28/98             $66,000.00

8517989           407  Saint John              02         179            1    $82,500.00                                41
Godfrey           62035                         6       9.775          100    $15,977.25        8/1/13        2        717


2667201           Jensen                       AZ         181           09    $37,480.00       7/28/98            $199,900.00
8517823           1412 E Rock Wren RD          01         179            1   $249,900.00                                42

Phoenix           85048                         7      10.525           95    $37,465.18        8/1/13        2        761

2667207           Miller                       CA         181           09    $47,000.00       7/28/98            $227,150.00

8529604           26652  Altanero              02         179            1   $305,000.00                                35
Mission Viejo     92691                         6                       90    $46,912.63        8/1/13        2        638
                                                       12.775

2667211           Jennings                     NM         181           14    $14,400.00       7/24/98             $47,471.00
                                               02
8517864           1615  Mesa DR                           179            1    $73,000.00                                40
Roswell           88201                         6      11.025           85    $14,368.40        8/1/13        2        642

2667212           Abaya                        CA         181           14    $40,200.00       7/27/98            $214,400.00

8517583           1236  Morton AVE             02         179            1   $268,000.00                                45

Santa Clara       95051                         7      12.525           95    $40,169.59        8/1/13        2        654

2667213           Porto                        CA         181           14    $10,300.00       7/24/98             $82,400.00

8518300           4960  Valley High DR         02         179            1   $103,000.00                                29
Sacramento        95823                         6      12.525           90    $10,280.39        8/1/13        2        624


2667221           Jones                        MI         181           14    $12,900.00       7/29/98             $68,800.00
8518193           8565  Hartwell               02         179            1    $86,000.00                                20

Detroit           48228                         6      11.275           95    $12,345.70        8/1/13        2        680

2667222           Ping                         NJ         181           14    $43,500.00       7/29/98            $166,500.00

8518219           5415  Haven Ave              02         179            1   $223,000.00                                47
Ocean City        08226                         6        11.9           95    $43,212.09        8/1/13        2        685


2667225           Coombs                       UT         181           14    $44,000.00       7/29/98            $176,000.00
                  1503 East 950 South          02         179            1   $220,000.00                                45
8517526
Springville       84663                         6         9.9          100    $43,724.87        8/1/13        2        723

2667228           Anis                         NJ         181           15    $22,000.00       7/29/98            $187,000.00

8517567           149  Cedar ST                02         179            1   $220,000.00                                43
                                                                        95
Ridgefield  Park  07660                         6      10.275                 $21,948.24        8/1/13        2        683




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2667336           Straughn                     CA         181           14    $23,500.00       7/10/98            $227,150.00

8517369           25319 Irving Lane            01         179            1   $335,000.00                                31
Stevenson Ranch   91381                         6                       75    $23,439.29                      2        729
                                                         9.25                                   8/1/13

2667444           Ashman                       CA         181           14    $30,300.00       7/21/98            $242,400.00

8523581           5792 Roxbury Court           01         179            1   $303,000.00                                27
Cypress           90630                         6      10.375           90    $30,229.38        8/1/13        2        693

2667445           Trias                        CA         181           14    $42,750.00       7/10/98            $213,750.00

8517609           4852 Nadine Court            01         179            1   $285,000.00                                29

Union City        94587                         6         9.8           90    $42,750.00        8/1/13        2        723

2667472           Simonsgaard                  CA         181           14    $27,900.00       7/23/98            $148,700.00

8523532           13562 Polk Street            01         179            1   $185,900.00                                45
Los Angeles       91342                         7      10.125           95    $27,887.98        8/1/13        2        762


2667479           Perdue                       CA         181           14    $66,000.00       7/21/98            $352,000.00
8526105           434 Laguna Terrace           01         179            1   $440,000.00                                37

Simi Valley       93065                         6       9.875           95    $65,838.92        8/1/13        2        781

2667484           Avellino                     CA         181           14    $43,000.00       7/24/98            $161,250.00

8523599           312 West Brookshire Avenue   01         179            1   $215,000.00                                30
Orange            92865                         6                       95    $42,907.62        8/1/13        2        696
                                                        11.25

2667490           Maloney                      CA         181           14    $22,000.00       7/22/98            $260,000.00
                                               01
8523771           753 Sierra Street                       179            1   $325,000.00                                44
El Segundo        90245                         6      10.375           87    $21,948.72        8/1/13        2        705

2667498           Najim                        CA         181           14    $33,750.00       7/23/98            $270,000.00

8523797           7505 Naylor Avenue           01         179            1   $337,500.00                                40

Los Angeles       90045                         6      10.375           90    $33,671.33        8/1/13        2        700

2667499           Pate                         CA         181           09    $27,000.00       7/28/98            $144,000.00

8523805           23420 Shadwell Court         01         179            1   $180,000.00                                39
Valencia Area     91354                         6      11.875           95    $26,945.31        8/1/13        2        678


2667503           Handa                        CA         181           14    $81,000.00       7/21/98            $648,000.00
8523516           30807 Marne Drive            01         179            1   $810,000.00                                44

Rancho Palos      90275                         7       9.625           90    $80,961.20        8/1/13        2        752

2667514           Hess                         OR         181           14    $30,000.00       7/21/98             $53,503.00

8529125           57 NorthEast Ivy Street      02         179            1    $90,000.00                                50
Portland          97217                         6      11.875           93    $29,939.22        8/1/13        2        713


2667520           Baker                        CA         181           14    $30,000.00       7/22/98            $240,000.00
                  3424 Tilden Avenue           01         179            1   $300,000.00                                38
8523623
Los Angeles       90034                         6       10.25           90    $29,906.25        8/1/13        2        751

2667523           Franzosa                     CA         181           09    $35,350.00       7/23/98            $282,800.00

8523656           26785 Baronet                01         179            1   $353,500.00                                45
                                                                        90
Mission Viejo     92692                         6       9.625                 $35,261.74        8/1/13        2        766




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2667528           Chu                          CA         181           14    $35,850.00       7/23/98            $191,400.00

8523466           1534 Marlin Place            01         179            1   $239,272.00                                30
Rohnert Park      94928                         7                       95    $35,834.55                      2        748
                                                       10.125                                   8/1/13

2667529           Keith                        UT         121           14    $36,000.00       7/27/98             $79,906.00

8528465           441 South 1920 West          02         119            1   $157,000.00                                41
Provo             84601                         5           9           74    $36,000.00        8/1/08        2        686

2667983           Sterling                     TN         181           14    $31,200.00       7/30/98            $124,800.00

8520017           302  Tom Robinson RD         02         179            1   $156,000.00                                32

Franklin          37064                         7       10.65          100    $31,188.00        8/1/13        2        715

2667985           Quattrocchi                  CA         182           14    $46,000.00       7/27/98            $177,111.00

8520140           1888  Avenida Martina        02         180            1   $240,000.00                                38
Roseville         95747                         6      10.275           93    $46,000.00        9/1/13        2        733


2667986           Maluccio                     CA         181           14    $35,000.00       7/24/98            $129,000.00
8520462           4921  Glencove AVE           02         179            1   $259,000.00                                40

Glendale          91214                         7      10.025           64    $34,984.60        8/1/13        2        717

2667987           Mihelich                     CA         181           14    $25,000.00       7/24/98            $150,021.00

8520009           15225  Caravaca RD           02         179            1   $200,000.00                                43
La Mirada         90638                         6                       88    $24,942.53        8/1/13        2        733
                                                       10.525

2667989           Stumbaugh Jr                 VA         180           14    $81,000.00        8/4/98            $189,000.00
                                               01
8520488           5419  Thetford PL                       179            1   $270,000.00                                45
Alexandria        22310                         7       10.15          100    $80,965.30        8/1/13        2        780

2667991           Mackillop                    NJ         181           14    $22,000.00       7/30/98            $176,000.00

8520066           205 Coventry Court           02         179            1   $225,000.00                                35

Newton            07860                         6        10.4           88    $21,948.84        8/1/13        2        720

2667992           Baynum                       IL         181           14    $41,100.00       7/30/98             $95,900.00

8520090           705  Lakeside CIR            02         179            1   $137,000.00                                41
Wheeling          60090                         7      11.525          100    $40,994.73        8/1/13        2        680


2667993           Segura                       CA         181           09    $71,000.00       7/24/98            $236,500.00
8520553           1909  Hummock LN             02         179            1   $325,000.00                                50

Encinitas         92024                         7         9.9           95    $70,967.91        8/1/13        2        689

2667995           Craig                        CA         181           04    $40,500.00       7/22/98             $94,500.00

8521700           10628  Caminito Derecho      02         179            1   $135,000.00                                48
San Diego         92126                         7      10.525          100    $40,483.99        8/1/13        2        765


2667996            Hamid                       MI         181           14    $16,300.00       7/30/98             $78,000.00
                  6464  Mead                   02         179            1   $100,000.00                                42
8519845
Dearborn          48126                         6      12.775           95    $16,269.70        8/1/13        2        654

2667998            Zavistovich                 MD         181           14    $45,600.00       7/30/98            $182,400.00

8519951           221  Surrey CIR              02         179            1   $228,000.00                                29
                                                                       100
Fort Washington   20744                         6      10.775                 $45,497.59        8/1/13        2        702




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2667999           Thompson                     IN         181           14    $26,500.00       7/30/98            $148,000.00

8519969           2676N 1100 E                 02         179            1   $185,000.00                                36
Avilla            46710                         6                       95    $26,437.66                      2        754
                                                       10.275                                   8/1/13

2668008           Wu                           CA         181           04    $34,400.00       7/28/98            $137,600.00

8521718           1048  9th ST  8              01         179            1   $172,000.00                                36
Santa Monica      90403                         6        11.9          100    $34,330.48        8/1/13        2        699

2668009           Simonich                     CA         181           14    $50,000.00       7/23/98            $383,031.00

8518938           35  Mathews PL               02         179            1   $550,000.00                                20

Alamo             94507                         7       9.775           79    $50,000.00        8/1/13        2        742

2668018           Chung                        CA         181           14    $41,200.00        7/9/98            $206,250.00

8518581           13211 Donegal Drive          01         179            1   $275,000.00                                39
Garden Grove      92844                         6       10.05           90    $41,101.05        8/1/13        2        764


2668021           Broughton                    AZ         180           14    $37,000.00        8/5/98             $98,927.00
8530537           1649 East Garnet             02         179            1   $147,000.00                                32

Mesa              85204                         6          11           93    $36,839.17       8/10/13        2        699

2668027           Ball                         CA         181           14    $30,000.00       7/16/98             $90,000.00

8524456           4751 Willowbrook Drive       02         179            1   $120,000.00                                41
Sacramento        95842                         6                      100    $29,935.55        8/1/13        2        736
                                                        11.25

2668028           Kumar                        CA         182           14    $29,900.00       6/30/98            $239,200.00
                                               01
8518797           34256 Tupelo Street                     179            1   $299,000.00                                37
Fremont           94555                         7         9.5           90    $29,885.29        8/1/13        2        746

2668030           Kos                          CA         181           14    $15,000.00        8/4/98            $148,500.00

8534695           10827 Leffingwell Road       02         180            1   $167,000.00                                28

Norwalk           90650                         6        10.7           98    $15,000.00        9/1/13        2        750

2668034           Miller                       CA         181           14    $58,500.00       7/14/98            $312,000.00

8518631           12212 Orvillina Drive        01         179            1   $390,000.00                                34
Santa Ana         92705                         7       10.75           95    $58,477.97        8/1/13        2        684


2668051           Luttrell                     FL         181           09    $27,750.00       7/17/98            $148,000.00
8518862           10226 Leeds Court            01         179            1   $185,000.00                                30

Orlando           32836                         7        9.75           95    $27,485.57        8/1/13        2        770

2668063           Seibert                      NY         181           14    $25,750.00       8/13/98            $152,250.00

8535098           77 Kurt Lane                 01         180            1   $203,000.00                                41
Hauppauge         11788                         6        10.5           88    $25,750.00        9/1/13        2        773


2668064           Burgess                      CA         181           14    $60,000.00       7/17/98            $320,000.00
                  9 Pyxie Lane                 01         179            1   $400,000.00                                39
8518995
San Carlos        94070                         6      10.125           95    $59,856.89        8/1/13        2        770

2668093           Campbell                     NY         181           14    $69,000.00       7/13/98            $368,000.00

8519241           30 Knollwood Drive           01         179            1   $460,000.00                                29
                                                                        95
Larchmont         10538                         7       10.75                 $68,974.01        8/1/13        2        710




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2668137           Davelaar                     WA         121           14    $14,500.00       7/24/98            $165,500.00

8520454           20717 33rd Avenue West       02         119            1   $190,000.00                                39
Lynnwood          98036                         5                       95    $14,432.21                      2        693
                                                        10.75                                   8/1/08

2668242           Rauchwarg                    VA         181           14    $21,500.00       7/17/98            $114,750.00

8520041           3905 Shady Lane              01         179            1   $143,440.00                                37
Williamsburg      23188                         7       10.75           95    $21,491.90        8/1/13        2        722

2668250           Ell                          CA         181        RFC01    $38,700.00       7/23/98            $206,400.00

8538712           4810 Balthazar Terrace       01         179            1   $258,000.00                                42

Fremont           94555                         6       9.875           95    $38,605.50        8/1/13        2        772

2668414           Poulson                      ID         180           14    $30,000.00        8/7/98             $89,329.00

8531469           6833 Folk Dr.                02         179            1   $168,000.00                                26
Boise             83704                         6        9.75           72    $29,925.94       8/12/13        2        731


2668422           Ladd                         GA         180           14    $20,800.00       7/27/98             $78,000.00
8528606           3344 Timber Hollow Court     02         178            1   $104,000.00                                30

Marietta          30062                         7          13           95    $20,795.24       7/31/13        2        658

2668429           Thompson                     CA         181           14    $19,100.00       7/27/98            $152,800.00

8528127           206 East Mission Road        01         179            1   $191,000.00                                29
Corona            91719                         7                       90    $19,093.19        8/1/13        2        728
                                                           11

2668440           Owings                       CA         181           09    $25,500.00       7/20/98            $136,150.00
                                               01
8520231           22581 Hannah Court                      179            1   $171,190.00                                45
Cordona           91719                         6      10.375           95    $25,440.56        8/1/13        2        739

2668447           Scurlock MD                  GA         181           14    $44,200.00       7/28/98            $236,000.00

8520330           1001 McLynn Avenue           01         179            1   $295,000.00                                21

Atlanta           30306                         7       10.25           95    $44,181.46        8/1/13        2        744

2668452           Chow                         CA         181           14    $35,500.00       6/11/98            $520,000.00

8523557           14 El Patio                  01         178            1   $650,000.00                                39
Orinda            94563                         6       10.45           86    $35,403.44        7/1/13        2        716


2668459           ROSSOW                       MN         181           14    $23,990.00       8/12/98            $191,920.00
8540965           15825 17th Avenue North      01         180            1   $239,900.00                                34

Plymouth          55447                         6       10.05           90    $23,990.00        9/1/13        2        717

2668464           Smith                        MA         181           14    $37,500.00       7/22/98            $199,900.00

8520348           5 Short Street               01         179            1   $249,900.00                                41
Medway            02053                         6          10           95    $37,409.52        8/1/13        2        729


2668470           Rozzell                      NM         181           14    $18,400.00       7/17/98            $125,398.00
                  12100 Kashmir Street         02         179            1   $150,000.00                                31
8520512
Albuquerque       87111                         6       10.25           96    $18,337.17        8/1/13        2        680

2668481           Arron                        CA         181           14    $32,730.00       7/29/98            $261,800.00

8525792           2735 Yorkshire Road          01         179            1   $330,000.00                                32
                                                                        90
Pasadena          91107                         7       9.675                 $32,713.89        8/1/13        2        722




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2668488           Zebroski                     CO         181           09    $80,000.00       7/31/98            $170,000.00

8520637           113  White Ash DR            02         179            1   $250,000.00                                38
Golden            80403                         6                      100    $79,820.32                      2        707
                                                       10.775                                   8/1/13

2668489           Froehlich                    CA         181           14    $45,000.00       7/31/98            $240,000.00

8521510           2866  Melillo DR             02         179            1   $300,000.00                                45
Walnut Creek      94596                         7      12.025           95    $45,000.00        8/1/13        2        644

2668490           Nardone-patterson            VA         181           09    $44,400.00       7/31/98            $236,800.00

8521528           13044  Brookmead DR          02         179            1   $296,000.00                                36

Manassas          20112                         6      10.525           95    $44,197.93        8/1/13        2        763

2668493           Stewart                      AZ         181           14    $20,000.00       7/30/98             $75,750.00

8520629           3150 W Hayward AVE           02         179            1   $101,000.00                                45
Phoenix           85051                         6         9.9           95    $19,951.30        8/1/13        2        756


2668498           Amerson                      CA         181           14    $19,500.00       7/30/98            $104,000.00
8520892           1940 W 94th ST               02         179            1   $131,000.00                                38

Los Angeles       90047                         6      10.775           95    $18,811.70        8/1/13        2        696

2668501           Mc Cormick                   CA         181           14    $26,000.00       7/31/98            $172,000.00

8521064           207  Teasdale ST             02         179            1   $215,000.00                                43
Thousand Oaks     91360                         6                       93    $25,938.83        8/1/13        2        756
                                                       10.275

2668503           Loomis                       CO         180           14    $37,500.00        8/5/98             $87,500.00
                                               01
8520686           700 Butte Pass Drive                    179            1   $125,000.00                                48
Fort Collins      80526                         7        10.9          100    $37,083.79        8/1/13        2        699

2668508           Findlay                      NJ         181           14    $35,000.00       7/31/98            $109,405.00

8520868           656  Preston ST              02         179            1   $199,000.00                                23

Brick             08723                         6         9.9           73    $34,914.78        8/1/13        2        663

2668510           Baskerville                  OR         181           14    $50,000.00       7/29/98            $121,600.00

8520678           16677 S Bradley RD           02         179            1   $247,500.00                                36
Oregon City       97045                         7      10.025           70    $49,917.71        8/1/13        2        679


2668511            Clark                       CA         182           14    $26,000.00       7/29/98            $201,000.00
8520611           3415  Suncrest DR            02         180            1   $227,000.00                                46

Placerville       95667                         6      11.525          100    $26,000.00        9/1/13        2        711

2668513           Agrela                       CA         181           14    $58,000.00       7/15/98            $309,600.00

8524258           24192 Puerta De Luz          01         179            1   $387,000.00                                40
Mission Viejo     92691                         7      10.875           95    $57,978.74        8/1/13        2        726


2668515           Calabrese                    NJ         180           14    $22,500.00       7/27/98            $190,955.00
                  75 Watson Road               02         178            1   $240,000.00                                40
8528937
Fanwood Boro      07023                         6        10.1           89    $22,446.21       7/31/13        2        724

2668516           Santiago                     NJ         181           14    $55,900.00       7/29/98            $159,583.00

8525065           23 Emory Court               02         179            1   $216,000.00                                31
                                                                       100
Eatontown         07724                         6        10.8                 $55,402.74        8/3/13        2        734




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2668518           Lupo                         NJ         180           14    $32,100.00       7/28/98            $256,800.00

8521023           109 Dogwood Terrace          01         178            1   $321,000.00                                29
Teaneck           07446                         6                       90    $32,023.25                      2        759
                                                         10.1                                  7/28/13

2668522           Wheatley                     CA         181           14    $38,300.00       7/23/98            $204,300.00

8532921           3712 Monterey Boulevard      01         179            1   $255,375.00                                26
Oakland           94619                         7      10.125           95    $38,266.86        8/1/13        2        757

2668555           Haffner                      CA         181           14    $34,900.00       8/12/98            $279,200.00

8540981           4531 Greengate               02         180            1   $349,000.00                                32

Westlake Village  91361                         6          10           90    $34,900.00        9/1/13        2        641

2668567           Boyd                         CA         181           14   $100,000.00       8/10/98            $601,250.00

8541997           13013 Harwick Lane           01         180            1   $751,578.00                                43
San Diego         92130                         6       12.35           94   $100,000.00        9/1/13        2        678


2668584           Levay                        CA         181           09    $55,075.00       7/20/98            $293,700.00
8540650           73 South 16th Street         01         179            1   $367,165.00                                26

San Jose          95112                         7      10.845           95    $55,054.69        8/1/13        2        751

2668588           Penne                        NC         181           09    $42,500.00       7/23/98             $52,500.00

8529562           9912 Eagles Field Court      02         179            1   $124,000.00                                41
Charlotte         28269                         6                       77    $42,386.41        8/1/13        2        688
                                                        8.875

2668617           Carr                         WA         181           14    $30,000.00       7/13/98            $151,802.00
                                               02
8521395           419 SouthWest 327th Place               179            1   $185,000.00                                40
Federal Way       98023                         6       10.55           99    $30,000.00        8/1/13        2        762

2668779           Roark                        CA         181           14    $41,600.00       7/22/98            $222,000.00

8533200           9608 Puffin Avenue           01         179            1   $277,500.00                                37

Fountain Valley   92708                         6          11           95    $41,508.50        8/1/13        2        756

2668783           Shimabuku                    CA         181           04    $26,200.00       7/20/98            $140,000.00

8532541           920 La Barbera Drive         01         179            1   $175,000.00                                43
San Jose          95126                         7      11.125           95    $26,190.91        8/1/13        2        793


2668849           Snow                         UT         180           14    $17,200.00        6/8/98             $68,800.00
8537706           56 South 500 East            02         177            1    $86,000.00                                40

Richfield         84701                         6       11.99          100    $17,151.86       6/12/13        2        687

2668867           Graham                       NM         181           14    $22,000.00       7/22/98             $88,158.00

8521569           7204 Vista Alegre Street     02         179            1   $116,500.00                                29
Albuquerque       87120                         7       10.75           95    $21,983.35        8/1/13        2        710


2668875           Lartson                      TX         181           14    $12,600.00       7/17/98             $67,200.00
                  4122 Presidents Drive        01         179            1    $84,000.00                                35
8521965
Houston           77047                         7        10.5           95    $12,594.99        8/1/13        2        680

2668881           Frederickson                 CA         181           14    $75,000.00       7/21/98            $281,250.00

8538498           3080 Valleywood Court        01         179            1   $390,000.00                                38
                                                                        92
San Jose          95148                         6      10.625                 $74,829.19        8/1/13        2        731




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2668895           Garton Jr.                   CA         181           14    $58,500.00        7/8/98            $312,000.00

8524126           3924 Pasadena Drive          01         179            1   $390,000.00                                45
San Mateo         94403                         7                       95    $58,475.78                      2        754
                                                       10.375                                   8/1/13

2668900           Goodwin                      VA         181           14    $44,500.00        8/6/98            $237,600.00

8522310           7735  Knightshayes DR        01         180            1   $297,055.00                                51
Manassas          20111                         7       10.65           95    $44,500.00        9/1/13        2        769

2668901           Linsday                      CA         181           04    $33,550.00        8/5/98            $179,100.00

8524266           521-A  Sonata WAY            01         180            1   $223,900.00                                37

Simi Valley       93065                         6       10.65           95    $33,550.00        9/1/13        2        725

2668903           Meyer                        CO         181           14    $35,400.00        8/6/98            $188,850.00

8522278           801  Dirt RD                 02         180            1   $236,100.00                                45
Bellvue           80512                         7      12.025           95    $35,400.00        9/1/13        2        650


2668906           Noble                        CA         181           14    $54,500.00       7/28/98             $41,402.00
8521957           6410  Almond DR              02         179            1    $96,000.00                                42

Bakersfield       93308                         6      11.025          100    $54,380.42        8/1/13        2        713

2668908           Prichard                     CA         181        RFC01    $58,800.00       7/28/98            $313,700.00

8522351           19  Viewcrest CIR            01         179            1   $392,200.00                                43
South San         94080                         6                       95    $58,658.45        8/1/13        2        741
                                                       10.025

2668909           Fields                       CA         181           14    $45,000.00       7/29/98            $326,000.00
                                               02
8522211           12748  Stanwood DR                      179            1   $435,000.00                                42
Los Angeles       90066                         6      10.025           86    $44,891.68        8/1/13        2        723

2668911           Turner                       CA         181           14    $33,000.00       7/24/98            $173,400.00

8522146           6808  Rockglen AVE           02         179            1   $223,000.00                                46

San Diego         92111                         6      13.275           93    $32,940.06        8/1/13        2        639

2668913           Hernandez                    CA         181           15    $36,000.00       7/29/98            $144,000.00

8522138           1107 South Palos Verdes      01         179            1   $180,000.00                                42
Los Angeles       90731                         6        11.4          100    $35,923.74        8/1/13        2        731


2668914           Monroy                       CA         181           15    $17,600.00       7/28/98             $35,184.00
8521940           998 E & 1000 Orange Grove    02         179            1   $142,000.00                                44

Pasadena          91104                         6      10.525           38    $17,559.55        8/1/13        2        711

2668915           Bristol                      CA         181           14    $50,000.00       7/20/98            $153,815.00

8522179           2238  Avalon ST              02         179            1   $210,000.00                                42
Costa Mesa        92627                         7      11.525           98    $49,880.21        8/1/13        2        700


2668916           Solorzano                    CA         181           09    $25,000.00       7/28/98            $206,200.00
                  28502  El Peppino            02         179            1   $289,000.00                                34
8521973
Laguna Niguel     92677                         6      10.525           80    $24,942.53        8/1/13        2        640

2668918           Fuzail                       IL         181           14    $38,800.00       7/28/98            $192,000.00

8521825           1200 W Sturbridge DR         02         179            1   $243,000.00                                43
                                                                        95
Hoffman Estates   60195                         6      10.775                 $38,712.86        8/1/13        2        723




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2668924           Donato                       CA         181           04    $15,445.00       5/29/98            $123,567.00

8532772           2550 Beach Head Way          01         177            1   $154,459.00                                41
Richmond          94804                         7                       90    $15,230.79                      2        742
                                                       10.125                                   6/1/13

2668939           Moldenhauer Jr.              FL         181           14    $15,450.00       7/10/98             $82,400.00

8524993           2109 Richfield Cove Drive    01         179            1   $105,000.00                                18
Winter Park       34761                         7        9.75           94    $15,442.79        8/1/13        2        781

2668944           Madden                       VA         181        RFC01    $24,100.00       7/20/98            $148,000.00

8521981           7032 Gatton Square           01         179            1   $185,000.00                                35

Alexandria        22315                         7          11           94    $24,091.41        8/1/13        2        774

2668947           Davis                        MN         181           14    $15,300.00       7/23/98             $81,600.00

8522013           932 Hillside Lane            01         179            1   $102,000.00                                36
Nicollet          56074                         6      10.125           95    $15,263.50        8/1/13        2        718


2668950           Crews                        GA          61           14    $25,000.00      12/12/97             $48,117.00
8528671           P.O. Box 463, Rural Rt. 3    02          52            1    $96,000.00                                21

Folkston          31537                         4           9           77    $22,277.66        1/1/03        2        718

2668955           Lawrence                     VA         181           14    $45,750.00       7/28/98            $244,000.00

8522096           6871 Churchill Road          01         179            1   $305,000.00                                35
McLean            22101                         7                       95    $45,645.55        8/1/13        2        731
                                                       10.375

2668969           Kane                         CA         181           14    $37,200.00       7/22/98            $198,400.00
                                               01
8522161           514 Normandy Avenue                     179            1   $248,000.00                                43
Placentia         92870                         7          11           95    $37,186.73        8/1/13        2        700

2668982           Lasley                       TN         180           14    $22,250.00        8/3/98            $178,000.00

8527095           814 Shenandoah Drive         01         179            1   $222,500.00                                42

Brentwood         37204                         7       9.125           90    $22,238.15        8/3/13        2        738

2669004           Hammerling                   CA         181           14    $33,700.00       7/20/98            $180,000.00

8522518           3013 Ellis Street            01         179            1   $225,000.00                                41
Berkeley          94703                         7        11.5           95    $33,700.00        8/1/13        2        706


2669011           Burke                        CA         181           14    $25,000.00       7/15/98            $445,000.00
8525826           1134 Thorntree Place         01         179            1   $640,000.00                                43

San Jose          95120                         7       10.25           74    $24,989.51        8/1/13        2        622

2669014           Loucks                       CA         181           14    $48,000.00       7/24/98            $256,000.00

8522559           540 Saxony Road              01         179            1   $320,000.00                                45
Encinitas         92024                         7       10.25           95    $48,000.00        8/1/13        2        751


2669016           Donohue                      CT         181           14    $64,800.00       7/30/98            $345,600.00
                  38 Haldey Drive              01         179            1   $432,000.00                                40
8522666
Greenwich         06870                         7       10.75           95    $64,775.60        8/1/13        2        695

2669017           Kolb                         CA         181           09    $43,000.00       7/16/98            $214,000.00

8522690           335 Huelva Court             02         179            1   $289,000.00                                22
                                                                        89
Oeceanside        92057                         6         9.8                 $41,456.17        8/1/13        2        709




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2669020           Flickinger                   MT         181           14    $18,300.00       7/17/98            $102,400.00

8522591           1112 Yorktown Street         01         179            1   $128,000.00                                33
Billings          59105                         6                       95    $18,255.33                      2        765
                                                        9.875                                   8/1/13

2669023           Economou                     MI         181           14    $38,985.00       7/29/98            $207,900.00

8524415           9084 Countrywood             01         179            1   $259,900.00                                37
Plymouth          48111                         7          11           95    $38,971.09        8/1/13        2        728

2669034           McGuirl                      VA         181           14    $25,350.00       7/30/98            $135,200.00

8522799           14509 Minnieville Road       01         179            1   $170,000.00                                36

Woodbridge        22193                         7      10.125           95    $25,247.69        8/1/13        2        744

2669038           Bryant                       WA         181           14    $50,200.00       7/23/98            $267,950.00

8522856           28951 233rd Avenue           01         179            1   $334,950.00                                42
Kent              98042                         7         9.5           95    $50,175.31        8/1/13        2        742


2669044           Warren                       ID          61           14    $24,500.00       8/13/98             $97,110.00
8531527           2992 Cemetary Road           02          60            1   $153,000.00                                31

Cambridge         83610                         4       10.15           80    $24,500.00        9/5/03        2        669

2669045           Yamamoto                     ID         180           14    $30,000.00       8/12/98            $118,468.00

8531550           1280 Monroe Creek Road       02         179            1   $186,000.00                                37
Weiser            83672                         6                       80    $29,927.62       8/20/13        2        716
                                                           10

2669046           Eastwood                     OR         180           14    $30,000.00       8/10/98             $43,057.04
                                               02
8531634           965 SW Second Street                    179            1    $92,000.00                                22
Ontario           97914                         6        9.75           80    $29,913.75       8/15/13        2        699

2669049           Lopinsky                     VA         181           14    $21,000.00       7/24/98            $112,000.00

8523292           219B East Windsor Avenue     01         179            1   $140,000.00                                36

Alexandria        22301                         7       10.25           95    $20,991.18        8/1/13        2        763

2669093           Homon                        MD         181        RFC01    $37,000.00       7/30/98            $197,750.00

8523565           18028 Bilney Drive           01         179            1   $247,200.00                                29
Olney             20832                         7       10.25           95    $36,984.48        8/1/13        2        788


2669101           Snyders                      CA         181           09    $28,300.00       7/23/98            $151,200.00
8523680           6 Corte Montena              01         179            1   $189,062.00                                43

Lake Elsinore     92532                         7          11           95    $28,289.91        8/1/13        2        717

2669103           Romano                       WA         181           09    $38,700.00       8/13/98            $309,600.00

8540841           3113 235th Avenue            01         180            1   $387,000.00                                40
Issaquah          98029                         7       10.75           90    $38,700.00        9/1/13        2        687


2669113           Krettlin                     MI         181           14    $43,000.00       7/24/98            $124,594.00
                  9595 Marina Drive            02         179            1   $181,000.00                                37
8524027
South Lyon        48178                         7        9.75           93    $42,979.37        8/1/13        2        726

2669127           Black                        KY         181           14    $45,000.00       7/22/98            $131,326.00

8523813           1415 Ed Brent Road           02         179            1   $177,500.00                                46
                                                                       100
Bardstown         40004                         6      12.625                 $44,915.13        8/1/13        2        660




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2669128           Henkel                       CA         181           14    $40,800.00       7/23/98            $115,200.00

8523847           44804 Marge Place            02         179            1   $156,000.00                                42
Temecula          92592                         6                      100    $40,607.08                      2        743
                                                       10.625                                   8/1/13

2669147           Brunson                      CA         181           09    $27,450.00       7/28/98            $146,400.00

8523854           8576 Warwick Drive           01         179            1   $183,000.00                                43
Desert Hot        92240                         7      10.125           95    $27,438.17        8/1/13        2        755

2669188           Bungcayao                    CA         181           14    $35,500.00       7/15/98            $177,750.00

8524092           4528 San Juan Avenue         01         179            1   $237,000.00                                38

Fremont           94536                         6         9.8           90    $35,500.00        8/1/13        2        725

2669228           Reyes                        CA         181           09    $24,000.00       7/15/98            $225,000.00

8524274           5 Estrade Lane               01         179            1   $300,000.00                                29
Foothill Ranch    92610                         6       10.05           83    $23,942.36        8/1/13        2        727


2669229           Lenox                        VA         181           14    $19,950.00       7/27/98            $159,950.00
8526972           2700 Daphne Lane             01         179            1   $199,950.00                                47

Powhatan          23139                         6         9.3           90    $19,950.00        8/1/13        2        742

2669238           Dyke                         CA         181           04    $29,700.00        7/7/98            $151,500.00

8524431           733 Orchard Loop             01         179            1   $202,000.00                                42
Azusa             91702                         6                       90    $29,629.49        8/1/13        2        695
                                                       10.175

2669256           Peterson                     CA         181           09    $24,750.00        8/5/98            $176,250.00
                                               02
8534612           2821 Courtside Drive                    180            1   $235,000.00                                48
Roseville         95661                         6       11.99           86    $24,750.00        9/1/13        2        702

2669258           St. James                    CA         182           16    $67,500.00       7/30/98            $360,000.00

8526782           1522  Ortega ST              02         180            1   $450,000.00                                22

San Francisco     94122                         7      13.525           95    $67,500.00        9/1/13        2        650

2669262           Sanchez                      CA         182           14    $19,500.00       7/31/98            $156,000.00

8525560           2943  Kentrigde DR           02         180            1   $195,000.00                                48
San Jose          95133                         6      10.525           90    $19,500.00        9/1/13        2        680


2669263           Sponder                      CA         181           15    $50,250.00       7/31/98            $268,000.00
8525602           1520  & 1520 1/2 Western     01         179            1   $335,000.00                                38

Los Angeles       90732                         6       10.15           95    $50,130.42        8/1/13        2        741

2669267           Lim                          CA         181           09    $23,700.00        8/3/98            $189,600.00

8525420           7936 E Altair LN             01         180            1   $237,000.00                                36
Anaheim           92808                         6        10.4           90    $23,700.00        9/1/13        2        746


2669269           Bowden                       TX         181           09    $15,750.00        8/7/98             $62,950.00
                  16507  Mansvelt RD           01         180            1    $78,700.00                                39
8525446
Galveston         77554                         6        9.99          100    $15,750.00        9/1/13        2        743

2669270           Cerquera                     FL         180           14    $21,800.00        8/3/98             $87,200.00

8525503           1787 NE 177th ST             02         179            1   $109,000.00                                44
                                                                       100
North Miami Beach 33162                         7      12.025                 $21,793.79        8/1/13        2        700




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2669271           Iden                         CA         181        RFC01    $21,000.00        8/3/98            $108,323.00

8525883           3080 Cambridge Road          02         180            1   $130,000.00                                38
Cameron Park      95682                         6                      100    $21,000.00                      2        726
                                                       10.525                                   9/1/13

2669274           Kirk                         TN         180           14    $18,000.00        8/3/98             $96,000.00

8524811           2124  Derrick RD             02         179            1   $120,000.00                                19
Chapel Hill       37064                         6        10.9           95    $17,960.04        8/1/13        2        708

2669275           Jarrett                      IL         180           14    $64,000.00        8/3/98            $512,000.00

8524837           17546 West Bridle Trail      02         179            1   $640,000.00                                26

Gurnee            60031                         7      10.025           90    $63,971.84        8/1/13        2        693

2669276           Cox                          TX         181           14    $15,000.00        8/7/98             $60,000.00

8525412           2929  Laredo DR              01         180            1    $75,000.00                                27
Fort Worth        76116                         6        9.99          100    $15,000.00        9/1/13        2        706


2669278           Holbrook                     CA         181           09    $20,200.00       7/24/98             $80,800.00
8525073           7139  Lighthouse DR          01         179            1   $101,000.00                                42

Stockton          95219                         6      10.775          100    $19,658.49        8/1/13        2        749

2669281           Stevens                      WA         181           14    $29,000.00       7/29/98            $116,000.00

8525131           320 W Sierra WAY             02         179            1   $145,000.00                                41
Spokane           99208                         6                      100    $28,938.57        8/1/13        2        721
                                                         11.4

2669282           Garcia                       FL         180           04    $10,000.00        8/7/98             $40,000.00
                                               01
8526949           8035  Byron AVE  1                      179            1    $50,000.00                                28
Miami Beach       33141                         6       10.65          100     $9,977.28        8/1/13        2        695

2669283           Runolfsson                   CA         181           14    $42,750.00       7/31/98            $228,000.00

8524779           1536 Armando Drive           01         179            1   $285,000.00                                39

Long Beach        90807                         7       10.65           95    $41,479.40        8/1/13        2        695

2669284           Illeck                       CA         181           14    $70,000.00       7/23/98            $343,028.00

8524910           509  22nd ST                 02         179            1   $425,000.00                                31
Huntington Beach  92648                         7       11.65           98    $69,978.35        8/1/13        2        733


2669285           Noble                        OR         181           14    $17,200.00       7/30/98            $137,600.00
8524795           30863 Walnut Drive           01         179            1   $172,000.00                                44

Albany            97321                         7      11.025           90    $17,193.91        8/1/13        2        635

2669286           Dhillon                      VA         181           09    $48,150.00        8/7/98            $256,950.00

8524944           5316  Poplar Valley CT       01         180            1   $321,220.00                                39
Centreville       20120                         6         9.4           95    $48,150.00        9/1/13        2        738


2669290           Price                        NV         182           14    $36,000.00       7/30/98            $216,000.00
                  4400  Bridle WAY             02         180            1   $315,000.00                                38
8524860
Reno              89509                         6       9.275           80    $36,000.00        9/1/13        2        721

2669313           Mendoza                      CA         181           09    $57,900.00        8/5/98            $309,350.00

8538886           590 Granite Hills            01         180            1   $390,000.00                                41
                                                                        95
Simi Valley       93065                         7        10.8                 $57,900.00        9/1/13        2        670




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2669316           Turek                        CA         181           14    $49,200.00        7/8/98            $262,400.00

8524886           2121 Carrol Road             01         179            1   $328,000.00                                41
Walnut Creek      94596                         6                       95    $49,200.00                      2        741
                                                       10.175                                   8/1/13

2669326           Heck                         CA         181           14    $33,000.00        7/2/98            $364,000.00

8533002           4571 Viro Road               02         179            1   $455,000.00                                39
La                91011                         6         9.6           88    $33,000.00        8/1/13        2        729

2669327           Navagato                     CA         181           04    $10,000.00       7/15/98            $124,000.00

8524985           4213 Loma Riviera Lane       01         179            1   $155,000.00                                42

San Diego         92110                         6       9.925           87     $9,975.71        8/1/13        2        706

2669332           Bob                          FL         182           14    $38,600.00       7/31/98            $144,750.00

8528754           17050 SouthWest 83 Court     02         180            1   $193,000.00                                39
Miami             33157                         6        9.85           95    $38,600.00        9/1/13        2        730


2669349           Priano                       CA          61           14    $30,000.00       8/11/98            $179,822.00
8539132           882 Maplewood Avenue         02          60            1   $251,000.00                                32

Newbury Park      91320                         4         9.5           84    $30,000.00        9/1/03        2        741

2669351           Smith                        CA         181           14    $50,000.00       7/13/98            $170,800.00

8533010           768 Avenue C                 02         179            1   $500,000.00                                36
Redondo Beach     90277                         6                       53    $49,878.81        8/1/13        2        768
                                                         9.95

2669359           Bertram                      CA         181           04    $19,000.00       7/14/98            $152,000.00
                                               01
8525206           13913 Riverside Drive                   179            1   $190,000.00                                35
Sherman Oaks      91423                         6        10.3           90    $18,955.40        8/1/13        2        707

2669360           Gajjala                      CA         181           14    $24,700.00       7/23/98            $197,600.00

8533077           523 Central Avenue           01         179            1   $247,000.00                                40

Alameda           94501                         7        9.55           90    $24,687.98        8/1/13        2        757

2669377           Smith                        CA         181           14    $42,300.00       7/28/98            $225,600.00

8541443           1480 Cypress Court           01         179            1   $282,000.00                                41
Gilroy            95020                         7      10.425           95    $42,282.91        8/1/13        2        738


2669427           Sandidge                     CA         181           14    $15,000.00       7/16/98            $209,600.00
8533085           4955 -4957 Coronado Avenue   01         179            1   $262,000.00                                41

Oakland           94618                         7        10.5           86    $13,196.35        8/1/13        2        670

2669428           Leikin                       MD         181           14    $27,000.00       2/27/98            $289,200.00

8539983           6904 Old Gate Lane           01         174            1   $340,000.00                                47
Rockville         20852                         7       13.75           93    $26,967.86        3/1/13        2        682


2669430           Hoard                        CA         181           14    $26,900.00       7/24/98            $215,950.00
                  2142 Misquez Lane            01         179            1   $269,950.00                                40
8534364
Tracy             95376                         6        9.55           90    $26,832.37        8/1/13        2        785

2669437           Tsao                         CA         181           14    $46,500.00        7/1/98            $248,000.00

8533093           21614 Paul Avenue            01         179            1   $310,000.00                                34
                                                                        95
Torrance          90503                         7       10.55                 $46,500.00        8/1/13        2        773




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2669466           Workman                      CA         181           14    $18,200.00       7/13/98            $145,600.00

8533028           925 North Walnut Avenue      01         179            1   $182,000.00                                38
San Dimas         91773                         6                       90    $18,058.26                      2        686
                                                        10.55                                   8/1/13

2669472           Hultquist                    CA         181           09    $30,000.00       7/20/98            $189,000.00

8533101           14 El Prisma                 02         179            1   $252,000.00                                42
Rancho Santa      92688                         7       10.55           87    $29,963.75        8/1/13        2        721

2669485           Traute                       CA         181           14    $27,800.00       7/28/98            $222,450.00

8533036           5913 Park Crest Drive        01         179            1   $278,100.00                                41

Chino Hills       91709                         6       9.875           90    $27,663.74        8/1/13        2        709

2669497           Epstein                      CA         181           04    $23,000.00       7/20/98            $184,000.00

8525776           25692 Fishermans Drive       01         179            1   $230,000.00                                43
Dana Point        92629                         6        9.55           90    $22,942.17        8/1/13        2        756


2669505           Roberts                      CA         181           14    $18,300.00       7/16/98            $146,400.00
8533044           2908 Wildflower Drive        01         179            1   $183,000.00                                44

Antioch           94509                         6          10           90    $18,255.85        8/1/13        2        708

2669515           Guaraldi                     CA         181           14    $42,700.00        8/3/98            $228,000.00

8526758           2506  Balmoral ST            02         180            1   $285,000.00                                37
Union City        94587                         7                       95    $42,700.00        9/1/13        2        686
                                                       11.775

2669517           Cool                         MD         181           14    $21,100.00       8/10/98            $168,900.00
                                               01
8526725           355  Nectar CT                          180            1   $211,170.00                                41
Westminster       21157                         7         9.4           90    $21,100.00        9/1/13        2        757

2669520           Crutchfield                  CA         181           14    $20,500.00       7/30/98            $164,000.00

8526691           1412 W 123rd ST              02         179            1   $205,000.00                                43

Los Angeles Area  90047                         7       9.775           90    $20,490.49        8/1/13        2        744

2669522           Harris                       OR         182           14    $32,000.00       7/31/98            $169,360.00

8526733           7665 SouthWest Dunsmuir      02         180            1   $202,000.00                                44
Beaverton         97007                         6      10.275          100    $32,000.00        9/1/13        2        733


2669524           Klump                        CA         182        RFC01    $27,600.00       7/31/98            $138,000.00
8526592           15  Lemon Tree               02         180            1   $184,000.00                                45

Irvine            92612                         6      11.025           90    $27,600.00        9/1/13        2        646

2669525           Rockwell                     CA         181           14    $26,150.00        8/6/98            $209,200.00

8525933           484 Sierra Heights Court     01         180            1   $261,500.00                                31
Thousand Oaks     91320                         7       9.775           90    $26,150.00        9/1/13        2        787


2669526           Kilburn                      NV         181           14    $20,000.00        8/4/98            $114,830.00
                  8578  Turtle Creek CT        02         180            1   $135,000.00                                41
8526600
Reno              89506                         6      10.775          100    $20,000.00        9/1/13        2        732

2669527           Whitney                      CA         182           14    $30,000.00       7/30/98            $160,000.00

8526626           1013  Linden AVE             02         180            1   $200,000.00                                27
                                                                        95
Fairfield         94533                         6      11.525                 $30,000.00        9/1/13        2        686




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2669532           Moore                        CO         180           14    $25,000.00        8/4/98             $61,745.00

8526519           97  Rose DR                  02         179            1    $90,000.00                                38
Colorado Springs  80911                         6                       97    $24,935.56                      2        753
                                                        9.275                                   8/1/13

2669534           Rickett                      CO         181           14    $31,000.00        8/4/98            $116,250.00

8526097           3816  Blair DR               02         180            1   $155,000.00                                45
Whitewater        81527                         6      10.275           95    $31,000.00        9/1/13        2        706

2669537           Morris                       CA         182           14    $40,000.00       7/30/98            $178,736.00

8526535           1955  Yosemite ST            02         180            1   $220,000.00                                42

Seaside           93955                         6      10.525          100    $40,000.00        9/1/13        2        724

2669538           Emmett                       CA         181           04    $64,400.00        8/6/98            $257,600.00

8532897           617 S Broadway   4           01         180            1   $322,000.00                                36
Redondo Beach     90277                         6       11.65          100    $64,400.00        9/1/13        2        693


2669539           Lee                          CT         181           14    $75,000.00        8/5/98            $235,164.00
8528705           186  Pawson Park RD          02         180            1   $335,000.00                                24

Branford          06405                         7      11.025           93    $75,000.00        9/1/13        2        756

2669542           Hoklotubbe                   CA         181           14    $37,800.00       7/27/98            $302,400.00

8533119           33832 Vista Grande           01         179            1   $378,000.00                                41
Dana Point        92629                         7                       90    $37,783.03        8/1/13        2        734
                                                         9.93

2669551           Pino                         CA         181           14    $20,000.00        7/8/98            $135,061.00
                                               02
8533051           5468 Plantain Circle                    179            1   $175,000.00                                22
Orangevale        95662                         6        10.7           89    $19,949.76        8/1/13        2        735

2669555           Hill-williams                MD         181           14    $19,450.00       2/24/98            $162,350.00

8540015           8807 Gladeside Drive         01         174            1   $197,000.00                                46

Clinton           20735                         7       13.75           93    $19,426.86        3/1/13        2        649

2669558           Albano                       CA         181           14    $10,000.00       7/14/98            $148,000.00

8525842           1414 Tuliptree Road          01         179            1   $185,000.00                                31
Santa Rosa        95403                         6         9.8           86     $9,975.43        8/1/13        2        736


2669573           Depalma                      CA         181           14    $73,500.00       7/22/98            $392,000.00
8533127           808 Grosvenor Place          01         179            1   $490,000.00                                30

Oakland           94601                         7       10.05           95    $73,500.00        8/1/13        2        768

2669595           Delgado                      CA         181           14    $10,000.00       7/22/98            $199,900.00

8533135           13425 White Sand Drive       01         179            1   $249,900.00                                27
Tustin            92780                         7          10           84    $10,000.00        8/1/13        2        777


2669616           Orejel                       CA         181           14    $16,500.00       7/10/98             $60,000.00
                  1421 West Harding Way        01         179            1    $85,000.00                                36
8534869
Stockton          95203                         6        11.5           90    $16,153.55        8/1/13        2        664

2669754           Humphrey                     CA         181           04    $33,400.00       7/23/98            $267,600.00

8540684           240 South Broadway           01         179            1   $334,500.00                                35
                                                                        90
Redondo Beach     90277                         6      10.875                 $33,003.59        8/1/13        2        737




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2669763           Mines                        CA         181           15    $43,000.00       7/24/98            $227,000.00

8539744           24 Hilarita Avenue           01         179            1   $608,000.00                                42
Mill Valley       94941                         6                       45    $42,781.94                      2        722
                                                          9.5                                   8/1/13

2669827           Martinez                     CA         181           14    $34,000.00       7/22/98            $223,000.00

8526584           3646 Norwood Avenue          01         179            1   $346,000.00                                27
San Jose          95148                         7        9.75           75    $33,984.14        8/1/13        2        713

2669848           Vildibill                    CA         181           09    $37,500.00       7/24/98            $300,000.00

8526675           11708 Petenwell Road         01         179            1   $375,000.00                                45

San Diego         92131                         6        9.55           90    $37,405.72        8/1/13        2        748

2669851           Sharp                        CA         181           14    $15,000.00       7/23/98            $220,000.00

8533143           18015 Mirasol Drive          01         179            1   $275,000.00                                27
San Diego         92128                         7          10           86    $14,984.41        8/1/13        2        735


2669860           Mellinger                    CA         181           09    $40,614.00       7/29/98            $324,800.00
8528051           4701 Freno Way               01         179            1   $406,148.00                                39

El Dorado         95762                         6        9.55           90    $40,311.89        8/1/13        2        729

2669862           Lindsey                      CA         181           14    $31,150.00        7/9/98            $249,200.00

8533150           5217 Running Bear Drive      01         179            1   $311,500.00                                43
San Jose          95136                         7                       90    $31,150.00        8/1/13        2        786
                                                         9.55

2669872           Jensen                       WA         181           04    $28,500.00        8/5/98             $96,500.00
                                               02
8531212           2660 118th Avenue                       180            1   $125,000.00                                38
Bellevue          98005                         7      12.275          100    $28,500.00        9/1/13        2        680

2669873           Yamamoto                     CA         181           14    $87,000.00        8/5/98            $203,000.00

8527350           3668  Shenandoah CT          02         180            1   $290,000.00                                42

Pleasanton        94588                         7        10.9          100    $87,000.00        9/1/13        2        725

2669874           Cameron                      NM         121           14    $22,650.00        8/6/98            $155,000.00

8527426           4328 Rancho Grande Place     02         120            1   $187,000.00                                34
Albuquerque       87120                         5      10.725           95    $22,543.94        9/1/08        2        683


2669875           Melville                     CA         181           14    $35,250.00        8/5/98            $188,000.00
8527731           4358  Blenheim WAY           01         180            1   $235,000.00                                45

Concord           94521                         7       12.65           95    $35,250.00        9/1/13        2        653

2669876           Jones                        TX         181           09    $23,798.00       8/10/98             $95,192.00

8527491           10335  Granite Stone         01         180            1   $118,990.00                                29
San Antonio       78250                         6        9.99          100    $23,798.00        9/1/13        2        761


2669877           Ragsdale                     TX         181           14    $24,400.00       8/11/98             $97,600.00
                  4059  Hwy 50                 01         180            1   $122,000.00                                45
8527749
Campbell          75422                         6        9.99          100    $24,400.00        9/1/13        2        713

2669878           Liening                      WA         182           14    $16,000.00       7/31/98            $134,000.00

8527079           6304 185th Place SouthWest   02         180            1   $167,500.00                                38
                                                                        90
Lynnwood          98037                         7      11.025                 $16,000.00        9/1/13        2        683




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2669880           Van Dyke                     CA         181           14    $30,000.00       7/28/98            $120,000.00

8527178           3409  G ST                   02         179            1   $150,000.00                                42
Antioch           94509                         6                      100    $29,903.12                      2        704
                                                       10.525                                   8/1/13

2669883           Bagley                       IN         181           14    $16,800.00        8/6/98             $41,100.00

8527293           131 S Charles ST             02         180            1    $61,000.00                                46
Mishawaka         46544                         6      12.275           95    $16,800.00        9/1/13        2        666

2669884           Borden                       OR         181           14    $17,500.00        8/4/98             $86,050.00

8527327           1190  Elm ST                 02         180            1   $109,000.00                                45

Junction City     97448                         7      11.775           95    $17,500.00        9/1/13        2        671

2669885           Basterrechea                 CA         181           14   $100,000.00        8/4/98            $356,250.00

8527053           5230  Avenida De Despacio    02         180            1   $485,000.00                                52
Yorba Linda       92887                         7      11.525           95   $100,000.00        9/1/13        2        706


2669886           Wagner                       CA         181           14    $32,250.00        8/5/98            $172,000.00
8527103           24410 East Top Court         02         180            1   $215,000.00                                39

Diamond Bar       91765                         6       9.775           95    $32,250.00        9/1/13        2        779

2669891            Abraham                     CA         181           14    $26,200.00       7/30/98            $104,800.00

8526964           6206 S Rimpau BLVD           01         179            1   $131,000.00                                45
Los Angeles       90043                         6                      100    $26,143.18        8/1/13        2        682
                                                        11.15

2669895           Noorani                      CA         181           09    $84,000.00        8/3/98            $196,000.00
                                               01
8526899           13738  Christian Barrett                180            1   $280,000.00                                37
Moorpark          93021                         6       10.65          100    $84,000.00        9/1/13        2        761

2669909           Perrry                       ID         180           14    $23,500.00       8/14/98            $133,082.00

8538415           7425 East Rimrock Drive      02         179            1   $197,000.00                                33

Idaho Falls       83401                         6          10           80    $23,443.30       8/18/13        2        749

2669937           Hall                         CA         181           04    $29,200.00       7/22/98            $146,250.00

8529059           955 Corbett Avenue           01         179            1   $195,000.00                                37
San Francisco     94131                         7        10.5           90    $29,200.00        8/1/13        2        692


2669963           Anderson                     CO         181           14    $29,500.00       7/27/98            $100,716.00
8538845           732 Westward Lane            01         179            1   $132,000.00                                43

Palmer Lake       80133                         7       13.25           99    $29,500.00        8/1/13        2        681

2669967           Gerald                       GA         181           09    $31,350.00       8/14/98            $225,150.00

8535080           3937 Blustery Way            01         180            1   $285,000.00                                32
Marietta          30066                         6       9.625           90    $31,350.00        9/1/13        2        711


2669995           Panoringan                   CA         181           14    $60,000.00       7/28/98            $203,000.00
                  32112 Trefry Court           01         179            1   $295,000.00                                47
8529398
Union City        94587                         7          11           90    $59,978.60        8/1/13        2        703

2670050           Garrett                      PA         180           14    $16,600.00        8/4/98            $132,800.00

8538613           16 Pelham Drive              01         179            1   $165,000.00                                41
                                                                        91
New Garden        19350                         6        10.6                 $16,523.87        8/4/13        2        707




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2670051           Savarese                     NJ         180           04    $30,000.00       7/31/98                  $0.00

8528218           14 Springbrook Drive         01         178            1   $182,000.00                                21
Annandale         08801                         6                       17    $29,924.92                      1        803
                                                          9.6                                  7/31/13

2670052           Urscheler                    NJ         180           04    $25,000.00        8/3/98            $159,872.00

8528176           514 Chase Court              02         179            1   $200,000.00                                44
Edgewater         07020                         6        10.3           93    $24,941.32        8/7/13        2        726

2670133           Baram                        NY         180           14    $41,500.00       7/24/98            $332,000.00

8532301           7 Ada Lane                   01         178            1   $415,000.00                                45

East Setauket     11733                         7          10           90    $41,481.63       7/24/13        2        776

2670146           Fry                          CA         181           04    $69,600.00       7/15/98            $162,400.00

8528184           3625 Crow Canyon Road        01         179            1   $232,000.00                                44
San Ramon         94583                         7       11.14          100    $69,575.93        8/1/13        2        746


2670192           Maiero                       CA         182           14    $36,000.00       7/24/98            $288,050.00
8528820           660 Kearney Street           01         180            1   $360,139.00                                38

Benicia           94510                         6        9.55           90    $35,909.49        9/1/13        2        743

2670208           Tran                         CA         181        RFC01    $29,100.00       7/16/98            $145,500.00

8528481           3496 Sugarcreek Drive        01         179            1   $194,000.00                                16
San Jose          95121                         6                       90    $29,100.00        8/1/13        2        775
                                                         9.55

2670236           Steinberg                    CA         181           14    $44,850.00        8/5/98            $239,200.00
                                               01
8538795           525 North Gardner Street                180            1   $299,000.00                                39
Los Angeles       90036                         7      10.675           95    $44,850.00        9/1/13        2        707

2670267           Ryan                         CA         181           09    $10,000.00       7/27/98            $148,000.00

8529497           16339 Bassett Court          01         179            1   $185,000.00                                26

Ramona            92065                         6         9.8           86    $10,000.00        8/1/13        2        778

2670324           Lumpkin                      MD         181           09    $31,350.00       5/29/98            $167,200.00

8539926           18202 Bivens Place           01         177            1   $209,000.00                                48
Accokeek          20607                         7        10.8           95    $30,912.84        6/1/13        2        788


2670362           Sands                        CA         181           14    $45,000.00       7/30/98            $227,150.00
8532962           1260 North Michigan Avenue   02         179            1   $325,000.00                                49

Pasadena          91104                         7       10.55           84    $44,822.76        8/1/13        2        701

2670495           Craney                       MD         181           14    $18,500.00       3/26/98            $296,000.00

8539769           5800 Federal Court           01         175            1   $370,000.00                                47
Marlboro          20772                         7        11.2           85    $18,353.39        4/1/13        2        665


2670530           Castilla                     CA         181           04    $32,700.00       8/11/98            $261,600.00
                  10213  Nile DR               01         180            1   $327,000.00                                40
8531048
Cupertino         95014                         7         9.9           90    $32,700.00        9/1/13        2        739

2670531           Dickinson                    WA         181           14    $42,500.00        8/4/98             $94,500.00

8529950           32816 26th Place SouthWest   02         180            1   $138,000.00                                23
                                                                       100
Federal Way       98023                         6      10.275                 $42,500.00        9/1/13        2        784




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2670532           Rangel                       CA         181           14    $33,000.00        8/4/98            $132,000.00

8529976           2424  Temperate AVE          01         180            1   $165,000.00                                43
Modesto           95350                         7                      100    $33,000.00                      2        683
                                                       11.275                                   9/1/13

2670535           Crummitt                     MD         121           14    $10,000.00       8/13/98             $94,900.00

8530008           2439  Kaetzel RD             01         120            1   $134,900.00                                28
Knoxville         21758                         5       9.475           78    $10,000.00        9/1/08        2        659

2670536           Sarmiento                    CA         181           14    $35,900.00        8/7/98            $287,200.00

8530016           6635  Montaire PL            01         180            1   $359,000.00                                44

La Palma          90623                         6        10.4           90    $35,900.00        9/1/13        2        684

2670539            Smith                       CA         181           14    $96,500.00        8/5/98            $150,453.00

8530271           15226  Century Oak RD        02         180            1   $260,000.00                                27
Salinas           93907                         6      12.525           95    $96,500.00        9/1/13        2        669


2670540           Richmond                     AL         181           14    $10,200.00       8/13/98             $40,800.00
8529968           315  Dexter AVE              01         180            1    $51,000.00                                34

Mobile            36604                         6         9.4          100    $10,200.00        9/1/13        2        763

2670541           Parish                       CA         181           04    $41,000.00       8/10/98            $164,000.00

8535247           19949 Terri Drive            01         180            1   $205,000.00                                41
Santa Clarita     91351                         6                      100    $40,904.65        9/1/13        2        751
                                                         10.4

2670543           Whittemore                   CA         181           14    $66,000.00        8/3/98             $74,838.00
                                               02
8529885           36799 Avenue 15                         180            1   $143,000.00                                43
Madera            93638                         6      11.525           99    $66,000.00        9/1/13        2        734

2670547           Sawczak                      FL         181           09    $32,950.00       8/13/98            $175,900.00

8529802           7205  Chesapeake CIR         01         180            1   $219,879.00                                37

Boynton Beach     33462                         6       10.65           95    $32,950.00        9/1/13        2        711

2670548           Beeson                       CA         181        RFC01   $100,000.00       8/10/98            $238,950.00

8529828           5233  Armani CT              01         180            1   $338,950.00                                41
Pleasanton        94588                         7        10.9          100   $100,000.00        9/1/13        2        713


2670551           Conca                        CA         181           14    $20,850.00        8/7/98            $104,250.00
8529752           4287  Sly Park RD            01         180            1   $139,000.00                                39

Pollock Pines     95726                         7        10.4           90    $20,850.00        9/1/13        2        776

2670552           Jan                          CA         181           04    $36,800.00       8/11/98            $147,300.00

8535213           1690  Millpark LN  176       01         180            1   $184,165.00                                42
Simi Valley       93065                         6        10.4          100    $36,800.00        9/1/13        2        692


2670553           Rodigo                       CA         181           14    $24,000.00        8/4/98            $128,300.00
                  6404  Rampart DR             02         180            1   $161,000.00                                46
8529786
Carmichael        95608                         6      11.025           95    $24,000.00        9/1/13        2        737

2670557           Padilla                      VA         180           16    $26,450.00        8/7/98            $211,600.00

8534109           417 Commonwealth Avenue      01         179            1   $264,500.00                                44
                                                                        90
Alexandria        22301                         7        11.5                 $26,450.00        8/7/13        2        670




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2670572           Fasano                       VA         181        RFC01    $21,450.00       4/27/98            $171,600.00

8539678           1218 Michigan Court          01         176            1   $214,500.00                                31
Alexandria        22314                         7                       90    $21,400.95                      2        758
                                                        9.925                                   5/1/13

2670581           Yost                         MD         181           14    $50,000.00       6/26/98            $268,400.00

8539835           24300 Kakae Drive            01         178            1   $335,500.00                                42
Damacus           20872                         7        12.3           95    $49,973.08        7/1/13        2        672

2670582           Wolfe                        MD         181           09    $24,000.00       6/30/98            $128,000.00

8539868           197 South Ocean Drive        02         178            1   $160,000.00                                35

Ocean City        21842                         7        10.8           95    $23,972.92        7/1/13        2        676

2670644           Jangro                       MA         181           14    $49,050.00       7/30/98            $261,600.00

8530040           269 Still River Road         01         179            1   $327,000.00                                44
Bolton            01740                         7       10.25           95    $49,029.43        8/1/13        2        766


2670655           Ridgeway                     VA         181           14    $39,750.00       7/31/98            $212,000.00
8530099           4605 North 20th Street       01         179            1   $265,000.00                                35

Arlington         22207                         7      10.375           95    $39,733.77        8/1/13        2        714

2670657           Conner                       VA         181           09    $40,900.00       6/26/98            $246,400.00

8539652           46911 Bushwood Court         01         178            1   $308,000.00                                41
Sterling          20164                         7                       94    $40,869.88        7/1/13        2        686
                                                       10.875

2670668           Wood                         MD         181           14    $48,000.00       6/30/98            $256,000.00
                                               01
8540304           5101 Lupine Street                      178            1   $320,000.00                                40
Rockville         20853                         7        10.5           95    $47,966.43        7/1/13        2        689

2670895           Aguilo                       CA         181           14    $29,200.00        7/9/98            $151,000.00

8531394           6802 Bullock Drive           01         179            1   $195,000.00                                28

San Diego         92114                         6        10.3           93    $29,200.00        8/1/13        2        719

2670899           Bhusari                      CA         181           14    $70,050.00       7/24/98            $560,600.00

8543225           2714 Scenic Meadow Court     01         179            1   $700,777.00                                39
San Jose          95035                         6        9.75           90    $69,877.07        8/1/13        2        769


2670900           Sunseri                      CA         181           14    $41,400.00       7/24/98            $220,800.00
8542094           5862 Southwind Drive         01         179            1   $276,000.00                                39

San Jose          95138                         7      10.375           95    $41,383.10        8/1/13        2        725

2670908           Tolchinsky                   CA         181           14    $23,400.00       7/27/98            $276,000.00

8539074           4455 Longridge Avenue        01         179            1   $345,000.00                                15
Sherman Oaks      91423                         6      10.275           87    $23,344.95        8/1/13        2        703


2670910           Fuhrer                       VA         181           14    $43,350.00       7/23/98            $231,200.00
                  9616 Podium Drive            01         179            1   $289,000.00                                31
8531295
Vienna            22182                         7        9.75           95    $43,329.78        8/1/13        2        725

2670984           Geruso                       VA         181           09    $16,350.00       7/31/98             $87,200.00

8531253           20 Marian Court              01         179            1   $109,000.00                                36
                                                                        95
Sterling          20165                         6        9.75                 $16,309.63        8/1/13        2        749




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2670987           Beal                         VA         181           04    $13,250.00       7/24/98             $70,800.00

8531329           2505 Glengyle Drive          01         179            1    $88,500.00                                30
Vienna            22181                         6                       95    $13,214.18                      2        765
                                                         8.75                                   8/1/13

2670989           Gill                         VA         181           14    $40,200.00       7/14/98            $214,400.00

8531311           6915 Southridge Drive        01         179            1   $268,000.00                                36
McLean            22102                         6       8.875           95    $40,092.56        8/1/13        2        756

2670991           Sharpe                       CA         181           16    $25,000.00       7/28/98            $261,000.00

8531287           1559 33rd Avenue             02         179            1   $395,000.00                                38

San Francisco     94122                         7        10.1           73    $24,989.17        8/1/13        2        709

2670992           Quaschnick                   CA         181           14    $17,600.00        8/5/98            $282,400.00

8532871           5881 West 76th Street        01         180            1   $353,000.00                                26
Los Angeles       90045                         7      10.675           85    $17,600.00        9/1/13        2        792


2670994           Nelson                       VA         181           14    $26,200.00       7/29/98            $139,900.00
8531337           9804 Dublin Drive            01         179            1   $174,900.00                                27

Manassas          20109                         7        9.75           95    $26,187.78        8/1/13        2        676

2671001           Abramovich                   CO         181           14    $14,800.00       7/29/98             $79,200.00

8531378           397 South Logan Street       01         179            1    $99,000.00                                35
Denver            80209                         6                       95    $14,763.46        8/1/13        2        751
                                                         9.75

2671004           Moran                        VA         181           16    $26,250.00       7/21/98            $140,000.00
                                               01
8531402           17316 Pacific Rim Terrace               179            1   $175,000.00                                26
Dumfries          22026                         7         9.5           95    $26,237.09        8/1/13        2        667

2671006           Self                         CA         181           14    $24,000.00       7/22/98            $128,000.00

8531477           1709 Chelsea Way             01         179            1   $160,000.00                                36

Roseville         95661                         7      10.375           95    $23,990.20        8/1/13        2        701

2671013           Hanes                        MD         181           14    $21,700.00       8/14/98            $173,600.00

8532640           16523  Grande Vista DR       01         180            1   $217,000.00                                40
Rockville         20855                         6       9.025           90    $21,700.00        9/1/13        2        755


2671015           Petrella                     MD         181           14    $47,000.00       8/14/98            $188,000.00
8532707           4700  Holly Ridge RD         01         180            1   $235,000.00                                31

Rockville         20853                         7       10.65          100    $47,000.00        9/1/13        2        782

2671016           Fauske                       MT         181           14    $15,000.00       8/10/98            $120,000.00

8532715           1246 S Burnt Fork RD         02         180            1   $150,000.00                                45
Stevensville      59870                         6      12.275           90    $15,000.00        9/1/13        2        624


2671017           Eiberger                     KS         181           09    $39,550.00       8/14/98             $87,950.00
                  2629  Beacon Hill CT         01         180            1   $127,500.00                                41
8532814
Wichita           67220                         7        10.9          100    $39,550.00        9/1/13        2        750

2671018           Fish                         CA         181           04    $40,000.00       8/10/98            $117,000.00

8532798           13345  Sutter Mill RD        02         180            1   $157,000.00                                43
                                                                       100
Poway             92064                         6      10.525                 $40,000.00        9/1/13        2        741




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2671019           Smith                        CA         181           09    $48,400.00        8/7/98            $258,400.00

8532590           8138  Phaeton DR             01         180            1   $323,000.00                                40
Oakland           94605                         7                       95    $48,400.00                      2        724
                                                        10.15                                   9/1/13

2671020           Baron                        VA         181           14    $89,050.00       8/14/98            $202,900.00

8532608           5815  Colchester RD          01         180            1   $292,000.00                                42
Fairfax           22030                         7        10.9          100    $89,050.00        9/1/13        2        684

2671021           Dineen                       CA         181        RFC01    $49,900.00       8/11/98            $399,600.00

8532624           1479  Bullion CT             01         180            1   $499,500.00                                43

San Jose          95120                         6        9.63           90    $49,900.00        9/1/13        2        719

2671023           Landrum                      TN         181           14    $11,700.00       8/10/98             $62,400.00

8532525           109  26th ST                 02         180            1    $78,000.00                                26
Old Hickory       37138                         6        11.9           95    $11,700.00        9/1/13        2        657


2671025           Bradley                      FL         181           14    $25,000.00       8/14/98            $135,200.00
8532533           2001 Cheryl Court South      01         180            1   $169,000.00                                44

Kissimmee         34743                         7      11.175           95    $25,000.00        9/1/13        2        652

2671029           Shelton                      WA         181           14    $43,550.00        8/5/98            $231,000.00

8532459           18012 W 73rd AVE             02         180            1   $289,000.00                                42
Edmonds           98026                         6                       95    $43,550.00        9/1/13        2        654
                                                       12.775

2671030           Heiser                       VA         181           14   $100,000.00       8/14/98            $544,000.00
                                               01
8532475           39902  Thomas Mill RD                   180            1   $680,000.00                                40
Leesburg          20175                         7        10.4           95   $100,000.00        9/1/13        2        686

2671031           Ingersoll                    CA         181           09    $46,700.00        8/4/98            $373,700.00

8532483           28461  Camino Dimora         01         180            1   $467,165.00                                40

San Juan          92675                         6         9.4           90    $46,700.00        9/1/13        2        742

2671032           Griffore                     MI         181           14    $10,000.00       8/10/98             $97,000.00

8532335           1604  Nightingale            02         180            1   $133,000.00                                24
Dearborn          48128                         6       9.275           81    $10,000.00        9/1/13        2        750


2671033           Tamburr                      NJ         181           14    $56,000.00       8/10/98            $171,675.00
8532343           20  Grace PL  1              02         180            1   $232,000.00                                48

Piscataway        08854                         6        11.4           99    $56,000.00        9/1/13        2        687

2671035           Aguilera                     TX         181           14    $33,990.00       7/22/98            $135,950.00

8532376           8409  Delavan AVE            01         179            1   $169,950.00                                48
Austin            78717                         6        9.99          100    $33,907.92        8/1/13        2        727


2671036           Gutierrez                    CA         181           14    $47,000.00        8/4/98            $176,250.00
                  2528  Brenford DR            02         180            1   $235,000.00                                44
8532400
San Jose          95122                         6        12.9           95    $47,000.00        9/1/13        2        661

2671037           Armeo                        VA         181           09    $31,300.00       7/23/98            $250,400.00

8532228           11687  Bennington Woods      01         179            1   $313,000.00                                44
                                                                        90
Reston            22094                         7        9.15                 $31,283.43        8/1/13        2        744




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2671039           Edwards                      WA         181           14    $22,750.00        8/5/98            $100,650.00

8532277           3805 NorthEast 143rd         02         180            1   $130,000.00                                39
Vancouver         98682                         7                       95    $22,750.00                      2        683
                                                       10.775                                   9/1/13

2671040           Rice                         NV         181           09    $21,650.00       8/10/98            $173,400.00

8532285           1834  Bougainvillea DR       01         180            1   $216,830.00                                30
Minden            89423                         6       10.65           90    $21,650.00        9/1/13        2        781

2671041           Broussard                    CT         181           14    $47,700.00       7/27/98            $190,800.00

8532319           4  Deane CT                  01         179            1   $238,500.00                                44

Norwalk           06853                         7        10.9          100    $47,682.62        8/1/13        2        718

2671042           Pell                         IL         181        RFC01    $15,000.00       7/20/98            $130,010.00

8532178           18611 W Sterling CT          02         179            1   $146,000.00                                37
Grayslake         60030                         7      12.875          100    $14,996.47        8/1/13        2        676


2671043           Rice                         CA         181           14    $41,500.00        8/4/98            $332,000.00
8532186           407  Woodrow AVE             01         180            1   $415,000.00                                45

Santa Cruz        95060                         6         9.9           90    $41,500.00        9/1/13        2        777

2671045           Ullman                       VA         181           09    $33,150.00       7/29/98            $177,000.00

8531519           12331 Sherborne Street       01         179            1   $221,306.00                                47
Bristow           20136                         7                       95    $33,134.12        8/1/13        2        713
                                                        9.625

2671046           Arena                        VA         181           09    $30,000.00       7/16/98            $160,000.00
                                               01
8531493           3008 Breezy Knoll Court                 179            1   $200,000.00                                43
Herndon           20171                         7       8.625           95    $29,982.29        8/1/13        2        776

2671047           Hanley                       VA         181           09    $38,550.00       7/24/98            $205,600.00

8531535           6372 Cavalier Corridor       01         179            1   $257,000.00                                37

Falls Church      22044                         7       8.875           95    $37,132.36        8/1/13        2        793

2671052           Theimer                      VA         181        RFC01    $32,000.00       7/11/98            $130,000.00

8531568           3212 Aquia Drive             02         179            1   $164,000.00                                37
Stafford          22554                         6       10.75           99    $31,927.97        8/1/13        2        700


2671055           Arcenas                      MD         181           04    $21,000.00       7/17/98            $168,000.00
8534349           4550 Park Avenue North       01         179            1   $210,000.00                                20

Chevy Chase       20815                         7        8.25           90    $20,986.61        8/1/13        2        743

2671071           Formica                      MD         181           14    $27,600.00       7/28/98            $147,200.00

8531949           713 Hillsboro Drive          01         179            1   $184,000.00                                33
Silver Spring     20902                         7       9.375           95    $27,586.07        8/1/13        2        728


2671075           Kacvinsky                    VA         181           09    $44,500.00       7/29/98            $378,250.00
                  1096 Safa Street             01         179            1   $445,000.00                                39
8532061
Herndon           20170                         7           9           95    $44,475.69        8/1/13        2        721

2671076           Banda                        CA         181           14    $20,300.00       8/10/98            $162,400.00

8540171           934 West 6th Street          01         180            1   $203,000.00                                25
                                                                        90
Los Angeles       90731                         7      10.125                 $20,300.00        9/1/13        2        739




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2671077           Smith                        VA         181        RFC01    $19,950.00       7/24/98            $106,400.00

8532038           43790 Laburnum Square        01         179            1   $133,000.00                                25
Ashburn           20147                         7                       95    $19,939.38                      2        778
                                                        9.125                                   8/1/13

2671080           Wiser                        VA         181           09    $68,400.00       7/31/98            $205,300.00

8532087           43381 Hyland Hills Street    01         179            1   $273,750.00                                31
South Riding      20152                         6       9.125          100    $68,221.27        8/1/13        2        729

2671082           Schroerlucke                 VA         181           09    $44,550.00       7/27/98            $237,650.00

8532111           13038 Champlain Drive        01         179            1   $299,000.00                                43

Manassas          20112                         7      10.625           95    $44,532.76        8/1/13        2        667

2671088           Griffin                      NV         181           14    $19,300.00        8/3/98             $78,300.00

8541971           181 East Chevron Street      02         180            1   $104,000.00                                50
Pahrump           89048                         6       10.85           94    $19,300.00        9/1/13        2        783


2671095           Thompson                     MD         181           09    $92,750.00       7/20/98            $278,250.00
8532160           14825 Carona Drive           01         179            1   $371,000.00                                42

Silver Spring     20905                         6       9.875          100    $92,523.64        8/1/13        2        769

2671112           Truong                       CA         181           14    $34,200.00       7/17/98            $273,600.00

8532384           12 Mayflower                 01         179            1   $342,000.00                                32
Irvine            92620                         6                       90    $34,200.00        8/1/13        2        738
                                                        9.675

2671113           Moery                        VA         181           14    $43,050.00       7/23/98            $229,600.00
                                               01
8532392           7868 Midday Lane                        179            1   $287,000.00                                24
Alexandria        22306                         7       8.625           95    $42,998.98        8/1/13        2        772

2671118           Bashista                     VA         181        RFC01    $23,500.00       7/24/98            $133,600.00

8532467           6712 Sunset Woods Court      01         179            1   $167,000.00                                29

Burke             22015                         7        9.75           95    $23,489.04        8/1/13        2        743

2671119           Muir                         AL         121           14    $15,800.00        8/7/98            $174,312.00

8538373           162 Gilliam Road             02         120            1   $200,000.00                                44
Gurley            35748                         5        10.6           96    $15,800.00        9/1/08        2        709


2671120           Viswanathan                  CA         181           14    $39,200.00       6/15/98            $227,150.00
8542417           2894 Bouveron Court          01         178            1   $296,000.00                                39

San Jose          95148                         7       9.375           90    $39,180.20        7/1/13        2        734

2671121           Dillman                      MD         181           09    $35,900.00       7/24/98            $191,700.00

8532939           13710 Monarch Vista Drive    01         179            1   $239,625.00                                34
Germantown        20874                         6        9.75           95    $35,811.38        8/1/13        2        770


2671122           Long                         CA         181           14    $57,600.00       7/24/98            $307,200.00
                  14281 Spring Vista Lane      01         179            1   $385,000.00                                34
8534216
Chino Hills       91709                         6      10.675           95    $57,600.00        8/1/13        2        719

2671125           Saunders                     VA         181           14    $32,700.00       7/24/98            $174,400.00

8532632           501 South Carlin Springs     01         179            1   $218,000.00                                34
                                                                        95
Arlington         22204                         7       11.75                 $32,690.11        8/1/13        2        642




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2671127           Ray                          VA         181           09   $143,600.00       7/27/98            $431,000.00

8532731           8415 Cardinal Rose Court     01         179            1   $574,750.00                                43
Fairfax Station   22039                         7                      100   $143,529.36                      2        747
                                                          9.5                                   8/1/13

2671130           Knoll                        CA         181           14    $46,900.00       7/22/98            $250,000.00

8532905           1 Wanda Way                  01         179            1   $313,000.00                                41
Martinez          94553                         7       10.75           95    $46,882.35        8/1/13        2        745

2671145           Perez-balladares             VA         181           14    $33,500.00       6/12/98            $268,000.00

8533234           1862 Kirby Road              01         178            1   $335,000.00                                45

McLean            22101                         7        9.25           90    $33,447.49        7/1/13        2        707

2671160           Powlette                     VA         181           04    $22,650.00       7/23/98            $120,800.00

8533218           4670B South 36th Street      01         179            1   $151,000.00                                32
Arlington         22206                         7       8.875           95    $22,637.31        8/1/13        2        777


2671161           Trejo                        CA         181           09    $44,000.00       7/24/98            $352,000.00
8533176           12123 Salix Way              01         179            1   $440,000.00                                34

San Diego         92129                         6       10.05           90    $43,882.17        8/1/13        2        753

2671170           Wong                         CA         181           14    $36,900.00       7/24/98            $295,200.00

8533267           254 Prospect Avenue          01         179            1   $369,000.00                                41
San Francisco     94110                         6                       90    $36,809.32        8/1/13        2        787
                                                          9.8

2671172           Weesner                      MD         181           14    $25,000.00       6/26/98            $177,410.00
                                               01
8542425           3705 Jones Bridge Road                  178            1   $224,900.00                                33
Chevy Chase       20815                         7       8.875           90    $24,787.06        7/1/13        2        780

2671202           Emig                         CA         181           09    $34,750.00       7/28/98            $278,000.00

8533283           7975 Camino Gato             01         179            1   $347,500.00                                32

Carlsbad          92009                         7       9.875           90    $34,718.29        8/1/13        2        727

2671212           Williams                     VA         181           04    $30,750.00       7/16/98            $164,000.00

8534356           1276 North Wayne Street      01         179            1   $205,000.00                                24
Arlington         22201                         7        9.75           95    $30,735.65        8/1/13        2        767


2671214           Strelow                      CA         181           14    $43,200.00        6/1/98            $346,100.00
8542433           801 Congo Street             01         178            1   $433,000.00                                44

San Francisco     94131                         7       9.375           90    $43,178.18        7/1/13        2        716

2671280           Garcia                       CA         181           09    $25,000.00       7/22/98            $220,800.00

8540874           4412 Smoke Tree Court        01         179            1   $276,000.00                                34
Concord           94521                         7       12.75           90    $25,000.00        8/1/13        2        636


2671281           Stroscio                     MD         181           14    $29,500.00       6/26/98            $250,750.00
                  13097 Murdock Mountain       01         178            1   $295,000.00                                28
8542441
Myersville        21773                         7       9.875           95    $29,354.59        7/1/13        2        766

2671285           Sparks                       MD         181           14    $47,500.00       6/29/98            $253,600.00

8542458           455 Upshire Circle           01         178            1   $317,000.00                                45
                                                                        95
Gaithersburg      20878                         7      10.375                 $47,480.61        7/1/13        2        753




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2671288           Phillips                     VA         181           09    $74,650.00       7/29/98            $255,336.00

8533820           13425 Fifth Corps Lane       02         179            1   $330,000.00                                42
Fredericksburg    22407                         7                      100    $74,621.90                      2        686
                                                        10.75                                   8/1/13

2671293           Shuster                      VA         181           16    $21,100.00       6/19/98            $179,775.00

8542466           109 Commonwealth Avenue      01         178            1   $211,500.00                                41
Alexandria        22301                         7       9.875           95    $21,073.64        7/1/13        2        730

2671299           Choy                         CA         181           14    $13,300.00       7/22/98            $214,000.00

8533929           1439 Folkstone Avenue        01         179            1   $267,500.00                                47

Hacienda Heights  91745                         6         9.8           85    $13,300.00        8/1/13        2        747

2671302           Underwald                    MD         181           14    $37,800.00       7/15/98            $201,600.00

8533978           1409 Stratton Drive          01         179            1   $252,000.00                                41
Potomac           20854                         6        9.75           95    $37,706.69        8/1/13        2        776


2671306           Conklin                      CA         181           04    $17,355.00        8/6/98             $92,560.00
8534646           6 - A Bent Tree Court        01         180            1   $115,700.00                                44

Watsonville       95076                         7       10.75           95    $17,355.00        9/1/13        2        691

2671312           Nelson                       DC         181           16    $76,650.00       7/30/98            $408,800.00

8533960           1317 21st Street NorthWest   01         179            1   $511,000.00                                43
Washington        20036                         7                       95    $76,614.24        8/1/13        2        765
                                                         9.75

2671313           Gordon                       VA         181           14    $33,750.00       7/24/98            $179,900.00
                                               01
8537110           3813 Stuart Court                       179            1   $224,900.00                                24
Annandale         22003                         7       9.125           95    $33,732.04        8/1/13        2        730

2671320           Berman                       VA         181           14    $34,850.00       7/15/98            $185,950.00

8534091           5405 Atlee Place             01         179            1   $232,500.00                                39

Springfield       22151                         7        9.75           95    $34,833.74        8/1/13        2        743

2671321           Fiengold                     CA         181           14    $49,600.00       8/13/98            $266,400.00

8540163           6010 Calvin Avenue           01         180            1   $333,000.00                                43
Los Angeles       91356                         7      10.675           95    $49,600.00        9/1/13        2        690


2671327           Toulan                       VA         181           14    $41,200.00       6/23/98            $220,000.00
8542482           26005 Talamore Drive         01         178            1   $275,000.00                                35

South Riding      20152                         7      10.375           95    $41,166.21        7/1/13        2        682

2671329           Mcginnis                     VA         181           14    $15,000.00        8/7/98             $77,591.00

8537284           220  Lakeridge DR            02         180            1   $105,000.00                                32
Stephens City     22601                         6       9.775           89    $15,000.00        9/1/13        2        696


2671330           Robinson                     CA         181           14    $41,250.00        8/6/98            $220,000.00
                  5014  Page Mill DR           02         180            1   $275,000.00                                45
8537334
San Jose          95111                         7       12.15           95    $41,250.00        9/1/13        2        673

2671331           Quin                         WA         181           14    $44,000.00        8/7/98            $226,000.00

8537367           11220 NorthEast 59th Place   02         180            1   $300,000.00                                18
                                                                        90
Kirkland          98033                         7      11.025                 $44,000.00        9/1/13        2        656




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2671334           Luna                         CA         181           14    $15,800.00        8/4/98            $149,111.00

8535304           1627  Voorhees CIR           02         180            1   $165,000.00                                48
Saint Helena      94574                         7                      100    $15,800.00                      2        684
                                                       10.525                                   9/1/13

2671336           Cron                         OR         181           14    $35,000.00        8/4/98            $105,000.00

8537169           225  Wedgewood DR            02         180            1   $140,000.00                                35
Eugene            97404                         6      10.775          100    $35,000.00        9/1/13        2        689

2671339           Short                        CA         181           09    $54,450.00       8/11/98            $272,250.00

8537268           840  Via Gregorio            01         180            1   $363,000.00                                45

San Dimas         91773                         6        10.9           90    $54,450.00        9/1/13        2        691

2671345            Empleo                      CA         181           14    $30,000.00        8/3/98            $187,615.00

8537144           4857  Georgia ST             02         180            1   $285,000.00                                44
Vallejo           94591                         6      10.025           77    $30,000.00        9/1/13        2        720


2671349           Zemede                       CA         181           14    $25,000.00        8/3/98            $340,000.00
8536955           5661  Crow LN                02         180            1   $470,000.00                                40

San Jose          95123                         6      10.525           78    $25,000.00        9/1/13        2        650

2671354           Buckley                      VA         181           14    $53,400.00        8/7/98             $92,531.00

8536823           4817  Westhill DR            02         180            1   $168,000.00                                44
Roanoke           24018                         6                       87    $53,400.00        9/1/13        2        688
                                                       11.775

2671356           Stocki                       CA         181           09    $34,000.00        8/5/98            $188,000.00
                                               02
8536856           1741  Chaps CT                          180            1   $235,000.00                                42
Simi Valley       93063                         6       9.525           95    $34,000.00        9/1/13        2        770

2671359           Graben                       AL         181           14    $38,000.00        8/7/98            $152,000.00

8536666           3731  Broad ST               02         180            1   $190,000.00                                44

Phil Campbell     35581                         6      11.275          100    $38,000.00        9/1/13        2        715

2671367           Buzzy                        VA         181           09    $84,000.00       7/10/98            $196,000.00

8534281           13304 Green Mallard Court    01         179            1   $280,000.00                                42
Centreville       20124                         6          10          100    $83,797.33        8/1/13        2        782


2671372           Weber                        CA         181           14    $31,000.00       7/22/98            $248,000.00
8534554           13881 Claremont Street       01         179            1   $310,000.00                                35

Westminster       92683                         6        9.43           90    $30,921.21        8/1/13        2        762

2671379           Thomas                       NJ         181           14    $44,700.00       6/29/98            $223,840.00

8542490           1 Dahn Drive                 01         178            1   $298,465.00                                30
Sparta            07848                         7       9.375           90    $44,654.68        7/1/13        2        776


2671380           Laplaca                      NJ         181           14    $29,700.00       8/11/98            $145,299.00
                  7  Colonial DR               02         180            1   $175,000.00                                51
8537516
Old Bridge        08857                         7        12.4          100    $29,700.00        9/1/13        2        680

2671381           Thomas                       AL         181           14    $30,000.00       8/11/98            $172,588.00

8537896           109  Steele ST               02         180            1   $217,900.00                                33
                                                                        93
Huntsville        35801                         6      10.275                 $30,000.00        9/1/13        2        706




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2671384           Nanez                        TX         181           15    $19,000.00       8/17/98             $76,000.00

8538035           1020  Kampmann               01         180            1    $95,000.00                                35
San Antonio       78212                         6                      100    $19,000.00                      2        709
                                                         9.99                                   9/1/13

2671385           Dollar                       GA         181        RFC01    $26,000.00       8/17/98            $103,600.00

8537995           3689 W Bay ST                01         180            1   $130,000.00                                36
Duluth            30096                         7       11.15          100    $26,000.00        9/1/13        2        726

2671386           Nava                         CA         181           14    $48,000.00       8/11/98            $256,000.00

8537839           856 N Doheny DR              01         180            1   $320,000.00                                45

West Hollywood    90069                         6       9.775           95    $48,000.00        9/1/13        2        800

2671387           Delay                        KS         181           09    $44,000.00       8/10/98            $101,000.00

8537847           822 N Arroyo DR              02         180            1   $145,000.00                                25
Olathe            66061                         6      10.775          100    $44,000.00        9/1/13        2        710


2671391           Young                        MI         181           14    $16,250.00       8/11/98             $74,000.00
8537599           5557 Powell Highway          02         180            1    $95,000.00                                49

Ionia             48846                         6      11.275           95    $16,250.00        9/1/13        2        741

2671392           Stewig                       CA         181           04    $25,000.00        8/6/98            $133,500.00

8538910           791 N Fair Oaks AVE  6       02         180            1   $169,000.00                                44
Sunnyvale         94086                         7                       94    $25,000.00        9/1/13        2        710
                                                       10.775

2671394           Mccarron                     CA         181           14    $40,000.00        8/7/98            $160,000.00
                                               02
8537771           1827  Ceres WAY                         180            1   $200,000.00                                39
Sacramento        95864                         6      11.025          100    $40,000.00        9/1/13        2        702

2671395           Wooten                       VA         181        RFC01    $23,100.00       8/12/98            $124,000.00

8537789           6116  Pond Lilly CT          02         180            1   $155,000.00                                40

Burke             22015                         7      10.775           95    $23,100.00        9/1/13        2        683

2671396           Boutilier                    MT         181           14    $32,400.00       8/11/98            $111,968.00

8537441           15  Green Ridge LN           02         180            1   $152,000.00                                31
Great Falls       59405                         6      12.275           95    $32,400.00        9/1/13        2        665


2671397           Lew                          CA         181           09    $63,000.00       8/11/98            $283,000.00
8537458           18805 E Ashley PL            02         180            1   $370,000.00                                45

Rowland Heights   91748                         7      11.775           94    $63,000.00        9/1/13        2        686

2671400           Saxton                       CA         181           14    $33,500.00        8/7/98            $268,000.00

8537565           5650  Brushton ST            02         180            1   $335,000.00                                46
Los Angeles       90008                         7      11.775           90    $33,500.00        9/1/13        2        678


2671403           Cartwright                   VA         181        RFC01    $22,000.00       8/12/98             $72,850.00
                  145  Birdwood CT             02         180            1    $98,000.00                                20
8534844
Charlottesville   22903                         6      10.275           97    $22,000.00        9/1/13        2        750

2671404           Lehman                       MO         181           14    $10,000.00       7/24/98             $37,400.00

8537417           3813 W Arylawn               01         179            1    $51,000.00                                43
                                                                        93
St. Joseph        64503                         6       9.775                  $9,975.37        8/1/13        2        719




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2671405           Borenstein                   CA         181        RFC01    $37,500.00        8/4/98            $200,000.00

8537425           24335  Park PL               02         180            1   $250,000.00                                45
Laguna Niguel     92677                         6                       95    $37,500.00                      2        684
                                                       10.775                                   9/1/13

2671406            Davis                       OR         181           14    $25,000.00        8/7/98            $143,000.00

8534778           14160 SouthEast Wilkenson    02         180            1   $190,000.00                                38
Milwaukie         97267                         6        10.9           89    $25,000.00        9/1/13        2        649

2671407           Gibbons                      MI         181           14    $24,000.00       8/11/98             $96,000.00

8534786           2550  Hollister RD           02         180            1   $125,000.00                                42

Ovid              48866                         6      11.275           96    $24,000.00        9/1/13        2        682

2671412           Medina                       CA         181           14    $26,300.00        8/7/98            $120,000.00

8534752           1927 W Durness ST            02         180            1   $154,000.00                                44
West Covina       91790                         6      13.025           95    $26,300.00        9/1/13        2        669


2671418           Workman                      DC         181           16    $50,250.00       7/27/98            $268,000.00
8534414           1527 P Street NorthWest      01         179            1   $335,000.00                                48

Washington        20005                         7       10.75           95    $50,231.09        8/1/13        2        680

2671419           Webster III                  MD         181           09    $45,000.00       7/21/98            $292,000.00

8534323           2859 Abbey Manor Circle      01         179            1   $365,000.00                                34
Brookeville       20833                         7                       93    $44,980.09        8/1/13        2        752
                                                           10

2671420           Testa                        CA         181           14    $28,000.00       6/24/98            $368,000.00
                                               01
8542383           3863 Berry Court                        178            1   $460,000.00                                31
Los Angeles       91604                         6       9.375           87    $27,928.47        7/1/13        2        771

2671424           Hibbard                      VA         181           04    $22,650.00        8/5/98            $120,750.00

8534398           4711 29th Street South       01         180            1   $150,950.00                                49

Arlington         22206                         7        9.75           95    $22,650.00        9/1/13        2        711

2671425           Warren                       VA         181           14    $31,500.00       7/30/98            $167,900.00

8534331           3801 Ridge Road              01         179            1   $209,900.00                                25
Annandale         22003                         6       8.625           95    $31,413.90        8/1/13        2        782


2671426           Stephenson                   DC         181           04    $70,300.00       6/19/98            $375,200.00
8542508           2527 K Street NorthWest      01         178            1   $469,000.00                                28

Washington        20037                         7      10.875           95    $70,274.24        7/1/13        2        776

2671430           Winstanley                   VA         181           09    $56,250.00       7/10/98            $300,000.00

8534315           1058 Harriman Street         01         179            1   $375,000.00                                43
Great Falls       22066                         7        9.75           95    $56,223.76        8/1/13        2        738


2671432           Borkert                      MD         181           14    $21,900.00       6/17/98            $175,900.00
                  18346 Dutchess Drive         01         178            1   $219,950.00                                47
8542516
Olney             20832                         7       9.375           90    $21,888.93        7/1/13        2        764

2671433           Zenchiel                     DC         181           14    $43,950.00       7/31/98            $234,400.00

8534299           3126 Birch Street            01         179            1   $293,000.00                                36
                                                                        95
Washington        20015                         7        9.75                 $43,929.49        8/1/13        2        764




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2671434           Shealy                       VA         181           09    $33,375.00       7/29/98            $178,000.00

8534273           5409 Gladewright Drive       01         179            1   $222,500.00                                34
Centreville       20120                         7                       95    $33,355.29                      2        777
                                                        8.625                                   8/1/13

2671437           Steiner                      DC         181        RFC01    $26,600.00       6/12/98            $213,200.00

8542524           5310 Connecticut Avenue      01         178            1   $266,500.00                                19
Washington        20015                         7       9.375           90    $26,586.56        7/1/13        2        777

2671438           West                         CA         180           14    $32,700.00        6/1/98            $261,600.00

8542532           3366 Ensenada Drive          01         177            1   $327,000.00                                26

San Ramon         94583                         7       10.99           90    $32,676.51        6/1/13        2        770

2671442           Dholakia                     CA         181           09    $23,200.00       7/20/98            $185,600.00

8534927           2030 Tanforan Avenue         01         179            1   $232,000.00                                26
Placentia         92870                         6         8.9           90    $23,200.00        8/1/13        2        741


2671444           Smith                        MD         181           09    $32,000.00       6/18/98            $227,150.00
8542540           6 Paramus Court              01         178            1   $288,000.00                                28

North Potomac     20878                         7       9.375           90    $31,983.84        7/1/13        2        729

2671455           Spaulding                    VA         181           09    $87,000.00       7/24/98            $203,000.00

8534489           4639 Latrobe Place           01         179            1   $290,034.00                                23
Alexandria        22311                         6                      100    $86,794.86        8/1/13        2        709
                                                        10.25

2671456           Lie-a-tjam                   CA         181           14    $19,500.00       6/17/98            $156,000.00
                                               01
8542557           11103 Couchlight Court                  178            1   $192,525.00                                45
Bakersfield       93312                         7       9.375           92    $19,490.14        7/1/13        2        720

2671457           Zargham                      MD         181        RFC01    $83,600.00       7/15/98            $250,850.00

8534679           10902 Bloomingdale Drive     01         179            1   $334,500.00                                40

Rockville         20852                         7          11          100    $83,570.19        8/1/13        2        693

2671461           Serra                        CT         181           14    $22,000.00       6/12/98            $176,000.00

8542565           7 Laurel Road                01         178            1   $220,000.00                                34
Newton            06482                         7       9.375           90    $21,977.71        7/1/13        2        764


2671465           Schroeder                    DC         181           04    $10,000.00       7/22/98            $107,350.00
8534521           1803 T Street NorthWest      01         179            1   $134,200.00                                21

Washington        20009                         6       9.125           88     $9,973.87        8/1/13        2        782

2671468           Ricketts                     MD         181           14    $16,400.00       6/19/98            $140,150.00

8542573           3602-A Green Valley Road     01         178            1   $165,000.00                                32
Ijamsville        21754                         7      10.375           95    $16,193.30        7/1/13        2        778


2671469           Savage                       VA         181           09    $35,400.00       7/30/98            $188,800.00
                  2516 Freetown Drive          01         179            1   $236,000.00                                32
8534661
Reston            20191                         7           9           95    $35,380.66        8/1/13        2        746

2671470           Bates                        CA         181           14    $28,500.00       6/23/98            $227,150.00

8542581           221 Pestana Avenue           01         178            1   $285,000.00                                41
                                                                        90
Santa Cruz        95065                         7       9.375                 $28,422.66        7/1/13        2        693




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2671474           Rushefski                    CT         181           14    $18,200.00        6/8/98            $146,000.00

8542599           4 Lincoln Road               01         178            1   $182,500.00                                41
Newtown           06470                         7                       90    $18,190.81                      2        748
                                                        9.375                                   7/1/13

2671475           Reefe                        MD         181           14    $28,200.00       7/20/98            $178,400.00

8534745           9524 Bridgewater Court       01         179            1   $223,000.00                                40
Frederick         21701                         6        9.75           93    $28,130.39        8/1/13        2        747

2671478           Daquigan                     CA         181           14    $26,000.00        6/3/98            $212,500.00

8542615           2914 Fallwood Lane           01         178            1   $265,000.00                                40

San Jose          95132                         7       9.875           90    $25,988.18        7/1/13        2        724

2671479           Schulze                      CA         181           09    $40,000.00       6/10/98            $213,600.00

8542607           220 Mountaire Circle         01         178            1   $267,000.00                                32
Clayton           94517                         7      10.375           95    $39,983.66        7/1/13        2        780


2671480           Salama                       VA         181           14    $51,050.00       7/17/98            $272,500.00
8534828           4700 Montgomery Street       01         179            1   $340,625.00                                28

Annandale         22003                         6       8.875           95    $50,913.57        8/1/13        2        755

2671483           Knight                       VA         181        RFC01    $20,450.00       7/30/98            $109,200.00

8534893           6986 Village Stream Place    01         179            1   $136,513.00                                42
Gainesville       20155                         6                       95    $20,398.36        8/1/13        2        766
                                                          9.5

2671484           Rashidi                      CA         181           09    $47,700.00        7/2/98            $367,500.00
                                               01
8542623           5603 Highcrest Court                    179            1   $477,000.00                                42
Pleasanton        94588                         7       9.375           88    $47,675.91        8/1/13        2        705

2671486           Balsara                      MD         181           14    $19,300.00       6/30/98            $328,300.00

8542631           6625 Rising Waves Way        01         178            1   $386,274.00                                33

Colombia          21044                         7       8.375           90    $19,288.00        7/1/13        2        719

2671488           Snipes                       DC         181           04    $34,200.00       7/30/98            $182,800.00

8534919           1520 O Street NorthWest      01         179            1   $228,610.00                                26
Washington        20005                         7        9.75           95    $34,184.05        8/1/13        2        738


2671492           Sponsler                     VA         181        RFC01    $41,700.00       7/29/98            $222,400.00
8534943           1210 Dartmouth Road          01         179            1   $278,000.00                                47

Alexandria        22314                         7        9.25           95    $41,678.38        8/1/13        2        773

2671708           Howes                        CA         181           14    $41,250.00       7/22/98            $216,000.00

8535205           2 Cragmont Court             01         179            1   $275,000.00                                43
Pacifica          94044                         6      11.875           94    $41,158.20        8/1/13        2        653


2671747           Barclay                      MD         181           14    $38,700.00       6/22/98            $206,450.00
                  7601 Garrison Court          01         178            1   $258,112.00                                36
8542649
Severn            21144                         7      10.375           95    $38,684.20        7/1/13        2        675

2671748           Bobbish                      MD         181           14    $30,300.00       6/30/98            $242,400.00

8542656           9404 Seven Locks Road        01         178            1   $303,000.00                                21
                                                                        90
Bethesda          20817                         7       9.375                 $30,284.70        7/1/13        2        729




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2671749           Caruso                       NJ         181           14    $12,000.00       6/22/98            $188,000.00

8542664           58 Helen Drive               01         178            1   $235,000.00                                45
Fanwood           07023                         7                       86    $11,993.94                      2        701
                                                        9.375                                   7/1/13

2671750           Chapman                      CA         181           14    $36,000.00       6/23/98            $227,150.00

8542672           757 Shary Avenue             01         178            1   $440,000.00                                35
Mountain View     94041                         7       9.375           60    $35,881.82        7/1/13        2        792

2671751           Cayot                        CA         181           14    $49,000.00       6/22/98            $392,000.00

8542680           220 Alta Drive               01         178            1   $490,000.00                                43

La Selva Beach    95076                         7       9.375           90    $48,975.25        7/1/13        2        745

2671753           Brinker                      CA         181           14    $13,000.00       6/12/98            $116,000.00

8542698           67 Riesling Court            01         178            1   $145,000.00                                44
Oakley            94561                         7       9.375           89    $12,993.43        7/1/13        2        748


2671755           Casey                        CA         181           09    $33,500.00       6/17/98            $268,000.00
8542706           2033 Trinity Street          01         178            1   $335,000.00                                38

San Mateo         94403                         7       9.375           90    $33,483.08        7/1/13        2        724

2671788           Raymond                      VA         181           14    $40,650.00       7/28/98            $216,800.00

8535262           37531 Chappelle Road         01         179            1   $271,000.00                                39
Purcellville      22132                         7                       95    $40,626.00        8/1/13        2        762
                                                        8.625

2671791           Petrole                      MD         181           09    $62,000.00       7/31/98            $336,950.00
                                               01
8535320           3815 Park Lake Drive                    179            1   $421,245.00                                44
Rockville         20853                         7          10           95    $61,972.58        8/1/13        2        731

2671792           Hirschman                    MD         180           14    $48,750.00        7/9/98            $260,000.00

8536641           11524 Paramus Drive          01         178            1   $325,000.00                                41

North Potomac     20878                         7       9.375           95    $48,700.57        7/1/13        2        755

2671795           Pardew                       VA         181           09    $73,400.00       7/30/98            $391,600.00

8535833           10131 Homar Pond Drive       01         179            1   $489,500.00                                37
Fairfax Station   22039                         6        8.75           95    $73,201.61        8/1/13        2        764


2671796           Speer                        CA         181           09    $51,000.00       7/28/98            $272,000.00
8540908           13742 Butano Way             01         179            1   $340,000.00                                41

San Diego         92129                         6       10.05           95    $51,000.00        8/1/13        2        758

2671797           Stephenson                   MD         181           09    $51,000.00       7/29/98            $272,200.00

8536773           6819 Roslyn Court            01         179            1   $340,490.00                                45
Columbia          21044                         7       9.875           95    $50,976.83        8/1/13        2        734


2671798           Harte                        VA         181           14    $20,000.00       7/31/98            $106,750.00
                  2413 Sanford Street          01         179            1   $133,463.00                                27
8536542
Alexandria        22301                         6       9.125           95    $19,947.74        8/1/13        2        707

2671801           Galvin                       VA         181           14    $32,100.00       7/31/98            $171,200.00

8536658           937 Lebanon Street           01         179            1   $214,000.00                                30
                                                                        95
North Arlington   22205                         7        9.75                 $32,085.02        8/1/13        2        732




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2671804           Kelly                        MD         181           09    $41,850.00       7/23/98            $223,300.00

8536708           17300 Autumn Harvest Court   01         179            1   $279,150.00                                41
Germantown        20874                         7                       95    $41,830.47                      2        745
                                                         9.75                                   8/1/13

2671806           Holliday                     MD         181           14    $69,600.00       7/27/98            $162,400.00

8537045           12425 Triple Crown Road      01         179            1   $232,000.00                                38
North Potomac     20878                         7          10          100    $69,569.21        8/1/13        2        691

2671808           Kane                         VA         181           14    $40,650.00       7/17/98            $216,800.00

8536740           4320 Holly Oak Court         01         179            1   $271,000.00                                48

Woodbridge        22192                         6       9.375           95    $40,546.16        8/1/13        2        688

2671812           Cogley                       CA         181           14    $16,700.00       6/26/98            $268,000.00

8542714           8 Highpoint                  01         178            1   $335,000.00                                46
Aliso Viejo       92656                         7       9.375           85    $16,691.56        7/1/13        2        742


2671813           Stewart                      MD         181           14    $27,600.00       7/31/98            $147,200.00
8539025           9516 Pin Oak Drive           01         179            1   $184,000.00                                31

Silver Spring     20910                         7       8.625           95    $27,583.71        8/1/13        2        775

2671815           Preston                      VA         181           09    $36,000.00       7/15/98            $192,000.00

8539264           5904 Carters Oak Court       01         179            1   $240,000.00                                48
Burke             22015                         6                       95    $35,903.79        8/1/13        2        722
                                                        8.875

2671820           Stover                       VA         181           14    $37,800.00       7/17/98            $201,600.00
                                               01
8536807           1721 Linwood Place                      179            1   $252,000.00                                33
McLean            22101                         7           9           95    $37,779.35        8/1/13        2        718

2671826           Stolove                      MD         181           14    $33,000.00       7/24/98            $176,000.00

8536864           4910 Butternut Drive         01         179            1   $220,000.00                                34

Rockville         20853                         7         9.5           95    $32,983.77        8/1/13        2        766

2671828           Collins                      MD         181        RFC01    $26,800.00       6/19/98            $143,200.00

8542722           44 Rockcrest Circle          01         178            1   $179,000.00                                28
Rockville         20851                         7      10.375           95    $26,789.06        7/1/13        2        746


2671832           Browar                       MD         181           09    $14,850.00       7/29/98            $180,800.00
8536948           21303 Village Green Circle   01         179            1   $212,717.00                                26

Germantown        20876                         6        9.05           92    $14,810.92        8/1/13        2        724

2671833           Tay                          MD         180           09    $46,500.00        8/3/98            $248,000.00

8536930           18208 Wickham Road           01         179            1   $310,000.00                                27
Olney             20832                         7       8.875           95    $46,473.94        8/1/13        2        761


2671842           Townsend                     VA         181           14    $37,350.00       7/29/98            $199,200.00
                  625 North Emerson Street     01         179            1   $249,000.00                                34
8536971
Arlington         22203                         7        9.75           95    $37,332.58        8/1/13        2        746

2671844           Trousdell                    VA         181           14    $41,550.00       7/23/98            $221,600.00

8536989           846 North Jefferson Street   01         179            1   $277,000.00                                42
                                                                        95
Arlington         22205                         6       8.875                 $41,438.96        8/1/13        2        684




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2671845           Burton                       MD         181        RFC01    $17,000.00       7/31/98            $144,700.00

8537763           7401 Shrewsbury Court        01         179            1   $170,269.00                                35
Bellsville        20705                         6                       95    $16,955.27                      2        757
                                                         9.05                                   8/1/13

2671847           Turco                        VA         181           14    $39,000.00       7/28/98            $208,000.00

8537037           6321 36th Street North       01         179            1   $260,000.00                                41
Arlington         22213                         7        9.75           95    $38,981.81        8/1/13        2        765

2671853           Harris                       MD         181           09    $33,450.00       8/18/98            $267,900.00

8537946           12511  Woodbridge CT         01         180            1   $334,890.00                                47

Mitchellville     20721                         7        9.65           90    $33,450.00        9/1/13        2        732

2671856           Daniels                      OH         181           14    $32,700.00       8/18/98            $130,800.00

8539439           2011  Clearstream WAY        01         180            1   $163,500.00                                42
Clayton           45315                         7        10.4          100    $32,700.00        9/1/13        2        725


2671858           Hedden                       AL         181           14    $39,500.00       8/13/98            $135,476.00
8539728           165  Greenlawn DR            02         180            1   $190,000.00                                32

Merridianville    35749                         6        10.9           93    $39,500.00        9/1/13        2        688

2671859           Fonseca                      FL         181        RFC01    $14,250.00       8/13/98             $76,000.00

8539736           4633 SW 136 PL               02         180            1    $95,000.00                                31
Miami             33175                         6                       95    $14,250.00        9/1/13        2        713
                                                       10.775

2671861           Hailey                       TN         181           14    $29,600.00       8/13/98            $110,309.00
                                               02
8539785           2725  Sharondale CT                     180            1   $140,000.00                                50
Nashville         37215                         7      11.775          100    $29,600.00        9/1/13        2        722

2671864           Haug                         NJ         181           04    $16,400.00       8/18/98             $65,600.00

8539934           11  Village WAY  A6          01         180            1    $82,000.00                                35

Vernon            07462                         6      11.175          100    $16,400.00        9/1/13        2        751

2671867           Johnson                      CA         181           14    $50,000.00        8/7/98            $158,167.00

8539686           800  Somme                   02         180            1   $235,000.00                                38
Hollister         95023                         6       9.525           89    $50,000.00        9/1/13        2        752


2671870           Scurry                       CA         181        RFC01    $37,050.00        8/5/98            $197,600.00
8539363           1455  Woodgrove Square       01         180            1   $247,000.00                                40

San Jose          95117                         6        11.4           95    $37,050.00        9/1/13        2        649

2671871           Alexander                    CO         181           14    $32,500.00       8/18/98            $260,000.00

8539371           101 County Road 2            01         180            1   $325,000.00                                36
Montrose          81401                         6        10.4           90    $32,500.00        9/1/13        2        797


2671872           Misa                         CA         181           09    $42,750.00       8/10/98            $228,000.00
                  15105 E Matisse CIR          02         180            1   $286,000.00                                27
8539207
La Mirada         90638                         6      10.775           95    $42,750.00        9/1/13        2        713

2671873           Wennmacher                   IL         181           14    $13,700.00       8/13/98            $109,600.00

8539231           1211  Everett AVE            02         180            1   $137,000.00                                44
                                                                        90
Belvidere         61008                         6      13.275                 $13,700.00        9/1/13        2        639




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2671875           Goheen                       NV         181           14    $20,000.00       8/12/98            $101,250.00

8539298           1427  Langley DR             02         180            1   $135,000.00                                39
Gardnerville      89410                         7                       90    $20,000.00                      2        625
                                                       12.525                                   9/1/13

2671878           Sanchez                      CA         181           14    $20,250.00        8/4/98            $108,000.00

8538134           1921  Beringer WAY           02         180            1   $135,000.00                                42
Oakley            94561                         6      10.025           95    $20,250.00        9/1/13        2        681

2671879           Appelbaum                    NJ         181           04    $33,000.00       8/13/98            $176,000.00

8539959           5  Castle Ridge DR           02         180            1   $220,000.00                                40

East Hanover      07936                         6       10.15           95    $33,000.00        9/1/13        2        755

2671881           Sangster                     CA         181           09    $38,950.00        8/7/98            $311,900.00

8538241           73 W Boulder Creek RD        01         180            1   $389,897.00                                43
Simi Valley       93065                         7      10.025           90    $38,950.00        9/1/13        2        682


2671885            Gangwere                    CA         182        RFC01    $32,700.00       7/20/98            $174,400.00
8538076           5239  Macaw WAY              01         180            1   $218,000.00                                32

San Jose          95123                         7       10.15           95    $32,700.00        9/1/13        2        778

2671887           Hood                         VA         181           14    $23,350.00       7/30/98            $124,720.00

8537342           4303 Pleasant Valley Road    01         179            1   $155,900.00                                44
Chantilly         20151                         7                       95    $22,323.27        8/1/13        2        691
                                                          9.5

2671888           Cutrer                       CA         181           14    $37,000.00       6/10/98            $296,000.00
                                               01
8542391           34282 Dunhill Drive                     178            1   $370,000.00                                34
Fremont           94555                         6       9.375           90    $36,905.48        7/1/13        2        687

2671891           Chamberlain                  MD         181           14    $50,000.00       7/27/98            $145,000.00

8537193           6080 Biggs Farm Place        01         179            1   $350,000.00                                28

Laplata           20646                         6       10.75           56    $50,000.00        8/1/13        2        680

2671892           Green                        MD         181           09    $81,250.00       7/15/98            $243,750.00

8537151           709 Brandon Green Drive      01         179            1   $325,000.00                                36
Silver Spring     20904                         7       10.75          100    $81,219.41        8/1/13        2        704


2671902           Gaiteri                      VA         181           09    $48,750.00       7/17/98            $260,100.00
8538399           25971 Sarazen Drive          01         179            1   $325,125.00                                26

Riding            20152                         7      10.625           95    $48,731.14        8/1/13        2        649

2671903           Haury                        PA         181           14    $18,500.00       7/31/98            $314,500.00

8537409           218 Rutgers Avenue           01         179            1   $381,150.00                                38
Swarthmore        19081                         6        9.05           88    $18,451.33        8/1/13        2        744


2671908           Daria                        CT         181           14    $38,200.00       6/22/98            $191,250.00
                  23 Jeremiah Road             01         178            1   $255,000.00                                44
8542730
Newtown           06482                         7       9.625           90    $38,156.40        7/1/13        2        742

2671910           Fulkerson                    VA         181           14    $27,500.00       7/17/98            $162,400.00

8537375           2805 Pepperwood Court        01         179            1   $203,000.00                                42
                                                                        94
Vienna            22181                         7       10.25                 $27,488.47        8/1/13        2        704




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2671911           Sherwood                     UT         181           14    $46,500.00       7/27/98             $61,976.00

8537466           424 Deseret Avenue           02         179            1   $118,000.00                                42
Tooele            84047                         6                       92    $46,392.87                      2        694
                                                         10.5                                   8/1/13

2671916           Nguyen                       CA         181           14    $37,300.00       7/28/98            $189,700.00

8537581           3045 Roxbury Avenue          01         179            1   $253,000.00                                41
Oakland           94605                         7      10.875           90    $37,275.59        8/1/13        2        731

2671919           Early                        VA         181           04    $14,000.00       7/24/98            $112,000.00

8537482           3329 South Stafford Street   01         179            1   $140,000.00                                25

Arlington         22206                         7        9.25           90    $13,992.75        8/1/13        2        779

2671921           Frank                        MD         181           09    $24,500.00       6/23/98            $196,000.00

8537508           12212 Milestone Manor Lane   01         178            1   $245,000.00                                37
Germantown        20876                         7        9.25           90    $24,448.59        7/1/13        2        676


2671922           Denton                       CA         181        RFC01    $19,400.00       6/22/98            $155,600.00
8542748           2608 Shadow Mountain Drive   01         178            1   $194,500.00                                25

San Ramon         94583                         7       9.375           90    $19,351.56        7/1/13        2        702

2671926           Olson                        VA         180           14    $16,000.00        7/1/98            $239,644.00

8537573           7226 Tanager Street          02         178            1   $286,000.00                                49
Springfield       22150                         6                       90    $15,919.79        7/1/13        2        722
                                                        9.625

2671928           Fiels                        MD         181           09    $31,950.00       7/10/98            $170,400.00
                                               01
8537607           458 Bostwick Lane                       179            1   $213,000.00                                39
Gaithersburg      20878                         7       10.25           95    $31,936.61        8/1/13        2        757

2671952           Evans, Jr.                   MD         181           14    $39,000.00       7/31/98            $208,000.00

8537722           9700 Overview Court          01         179            1   $260,000.00                                42

Washington        20744                         7       10.25           95    $38,983.64        8/1/13        2        719

2671953           McIntyre                     MD         181           14    $19,200.00       7/16/98            $163,200.00

8537755           353 Marba Road               01         179            1   $192,000.00                                24
Severna Park      21146                         7        9.25           95    $19,190.04        8/1/13        2        742


2671955           Lai                          CA         181           14    $40,500.00        6/2/98            $202,500.00
8542755           3381 Victor Avenue           01         178            1   $270,000.00                                37

Oakland           94602                         7       9.375           90    $40,429.55        7/1/13        2        698

2671956           Brown                        VA         181           14    $37,500.00        7/9/98            $200,000.00

8537813           2852 Woodland Avenue         01         179            1   $250,001.00                                45
Falls Church      22042                         7       9.125           95    $37,480.05        8/1/13        2        730


2671958           Emerson                      MD         181           14    $25,000.00       6/16/98            $189,200.00
                  9618 Singleton Drive         01         178            1   $238,000.00                                24
8542763
Bethesda          20817                         7       8.625           90    $24,931.67        7/1/13        2        754

2671961           Atkins                       AL         122           14    $20,750.00       7/29/98            $278,589.00

8542169           3201 Brook Highland Trace    02         120            1   $350,000.00                                43
                                                                        86
Birmingham        35243                         5          10                 $20,648.71        9/1/08        2        707




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2671964           O'Neill                      DC         181           16    $73,950.00       7/15/98            $394,400.00

8537888           1625 R Street NorthWest      01         179            1   $493,000.00                                47
Washington        20009                         7                       95    $73,918.99                      2        720
                                                        10.25                                   8/1/13

2671968           Hall                         MD         181           09    $74,950.00       7/23/98            $399,800.00

8537938           7917 Windsor Knoll Lane      01         179            1   $499,790.00                                31
Laytonsville      20882                         7           9           95    $74,909.07        8/1/13        2        777

2671972           Schar                        MD         181        RFC01    $15,650.00       7/31/98            $133,250.00

8537953           7403 Shrewsbury Court        01         179            1   $156,778.00                                35

Beltsville        20705                         7        9.25           95    $15,641.89        8/1/13        2        741

2671976           Nivens                       VA         181           09    $87,000.00       7/24/98            $203,000.00

8537920           5664 Lonesome Dove Court     01         179            1   $290,000.00                                39
Clifton           20124                         7       9.125          100    $86,953.70        8/1/13        2        768


2671983           Brown                        VA         181           14    $39,750.00       7/27/98            $212,000.00
8538084           700 South Overlook Drive     01         179            1   $265,000.00                                30

Alexandria        22305                         7        9.75           95    $38,255.84        8/1/13        2        709

2671984           Rowden                       CA         181           09    $40,800.00       7/23/98            $217,600.00

8538217           21781 Herencia               01         179            1   $272,000.00                                44
Mission Viejo     92692                         6                       95    $40,700.43        8/1/13        2        735
                                                        9.875

2671986           Mosquera                     MD         181        RFC01    $16,750.00       5/22/98            $134,000.00
                                               01
8538100           28 Steeple Court                        177            1   $167,500.00                                40
Germantown        20874                         7       9.125           90    $16,713.94        6/1/13        2        784

2671990           Lee                          VA         181           09    $37,000.00       6/29/98            $296,550.00

8542771           43399 Turnberry Isle Court   01         178            1   $370,715.00                                47

Leesburg          20176                         7       8.875           90    $36,979.26        7/1/13        2        699

2671995           Moholland                    VA         181           04    $10,000.00       7/27/98             $56,400.00

8538209           1060 Gardenview Loop         01         179            1    $73,820.00                                 4
Woodbridge        22191                         6       9.125           90     $9,973.87        8/1/13        2        748


2672004           Johnson                      VA         181           09    $35,250.00       7/17/98            $188,000.00
8538274           11693 Stockbridge Lane       01         179            1   $235,000.00                                21

Reston            20194                         7       8.625           95    $35,229.19        8/1/13        2        770

2672007           Lewis                        VA         181           14    $40,000.00       7/31/98            $340,000.00

8538308           8203 Lazy Point Lane         01         179            1   $400,000.00                                47
Lorton            22079                         7        9.25           95    $39,979.25        8/1/13        2        776


2672009           Mittelstadt                  VA         181           14    $25,200.00       7/20/98            $134,400.00
                  4619 5th Street              01         179            1   $168,000.00                                35
8538290
Arlington         22204                         7        9.75           95    $25,188.24        8/1/13        2        780

2672019           Finkhauser                   MD         181        RFC01    $15,400.00       6/24/98            $124,800.00

8542789           13514 Giant Court            01         178            1   $156,000.00                                42
                                                                        90
Germantown        20874                         7       9.375                 $15,392.22        7/1/13        2        689




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2672020           Henkin                       MD         181           09    $24,900.00       7/31/98            $132,950.00

8538407           605 Winesap Court            01         179            1   $166,200.00                                45
Joppa             21085                         7                       95    $24,890.11                      2        681
                                                         10.5                                   8/1/13

2672021           Rodriguez                    CA         181           14    $20,400.00        8/3/98            $295,600.00

8538365           345 Ingram Court             01         180            1   $369,500.00                                44
San Jose          95139                         7      11.875           86    $20,400.00        9/1/13        2        653

2672023           Schaefer                     CA         181           14    $46,500.00        8/1/98            $248,000.00

8539470           5028 Ramsdell Avenue         01         180            1   $310,000.00                                30

La Crescenta Area 91214                         7      10.125           95    $46,500.00        9/1/13        2        793

2672025           Adams                        CA         181           14    $25,000.00        8/3/98            $120,000.00

8538571           1328 Morrison Drive          02         180            1   $163,000.00                                35
Redlands          92373                         6          11           89    $25,000.00        9/1/13        2        690


2672028           Sackett                      IN         181           09    $22,000.00       7/31/98            $187,000.00
8539124           10429 Watkins                01         179            1   $220,000.00                                24

Plainfield        46168                         6       10.62           95    $22,000.00        8/1/13        2        741

2672030           Avanzino                     CA         181           14    $25,000.00        8/1/98            $236,000.00

8538720           450 Canyon Vista Drive       02         180            1   $295,000.00                                20
Los Angeles       90065                         6                       89    $25,000.00        9/1/13        2        750
                                                        10.25

2672040           Carroll                      MD         181           09    $43,900.00       7/30/98            $234,200.00
                                               01
8538506           4656 Huntley Drive                      179            1   $292,750.00                                33
Ellicott City     21043                         7        9.75           95    $43,879.52        8/1/13        2        767

2672055           Narro                        CA         181           14    $31,350.00        8/4/98            $167,200.00

8538522           9 Rolling Ridge Drive        01         180            1   $209,000.00                                43

Pomona            91766                         7      10.625           95    $31,350.00        9/1/13        2        705

2672058           Gottwald                     CA         181           14    $44,000.00        8/4/98            $195,000.00

8538654           1475 Trenora Street          01         180            1   $270,000.00                                29
Carpinteria       93013                         6      10.175           89    $44,000.00        9/1/13        2        689


2672061           Lee                          VA         181           09    $94,100.00       7/23/98            $219,650.00
8538563           20672 Fairwater Place        01         179            1   $313,800.00                                42

Sterling          20164                         7       9.625          100    $94,054.92        8/1/13        2        741

2672077           Brucher                      VA         181           14    $79,850.00        7/9/98            $186,350.00

8539157           4912 Gloxinia Court          01         179            1   $266,250.00                                32
Annandal          22003                         7       10.75          100    $79,819.94        8/1/13        2        706


2672083           Fredericks                   CT         181           14    $27,500.00        6/2/98            $220,000.00
                  132 Overshores Drive East    01         178            1   $275,000.00                                42
8542805
Madison           06443                         7       9.375           90    $27,472.10        7/1/13        2        720

2672085           Lee                          VA         181           16    $59,200.00       6/15/98            $316,000.00

8542797           418 Princess Street          01         178            1   $395,000.00                                46
                                                                        95
Alexandria        22314                         7      10.375                 $59,175.82        7/1/13        2        769




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2672089           Eddy                         CA         181           14    $55,000.00        8/5/98            $500,000.00

8538761           3917 Antone Road             01         180            1   $650,000.00                                36
Santa Barbara     93110                         6                       86    $55,000.00                      2        762
                                                        9.675                                   9/1/13

2672098           Lee                          CA         181           14    $32,500.00       6/23/98            $260,000.00

8542813           409 Calado Avenue            01         178            1   $325,000.00                                43
Campbell          95008                         7       9.375           90    $32,483.59        7/1/13        2        691

2672127           Fry                          CA         181           14    $43,300.00        6/5/98            $346,400.00

8542821           54 Cormorant Circle          01         178            1   $433,000.00                                43

Newport Beach     92660                         7       10.99           90    $43,284.53        7/1/13        2        705

2672128           Gershkovich                  MD         181           14    $33,000.00       6/30/98            $264,000.00

8542839           10100 Chariot Court          01         178            1   $330,000.00                                31
Rockville         20850                         7       9.375           90    $32,983.33        7/1/13        2        756


2672148           Gold-connolly                MA         181           14    $22,800.00       6/30/98            $227,150.00
8542847           18 Fiorenza Drive            01         178            1   $385,000.00                                33

Wilmington        01887                         7       9.375           65    $22,772.68        7/1/13        2        791

2672154           Goryaistov                   MD         181        RFC01    $22,100.00       6/26/98            $176,800.00

8542854           6 Bentridge Court            01         178            1   $221,000.00                                35
Potomac           20854                         7                       90    $22,077.59        7/1/13        2        746
                                                        9.375

2672156           Pyle                         VA         181        RFC01    $38,500.00        7/9/98            $205,500.00
                                               01
8538944           6262 Harbin Drive                       179            1   $256,900.00                                43
Alexandria        22310                         6       8.375           95    $38,392.39        8/1/13        2        724

2672157           Manville                     MD         181           14    $11,150.00       7/23/98            $189,550.00

8539140           10612 Graeloch Court         01         179            1   $223,000.00                                25

Laurel            20723                         6        9.55           90    $11,093.71        8/1/13        2        721

2672168           Knittle                      VA         181           09    $41,200.00       7/20/98            $219,800.00

8539512           6458 Gristmill Square Lane   01         179            1   $274,800.00                                42
Centreville       20120                         6        9.25           95    $41,093.55        8/1/13        2        683


2672172           Grant                        MD         181           14    $80,800.00       6/25/98            $431,200.00
8542862           7008 Beechwood Drive         01         178            1   $539,000.00                                50

Chevy Chase       20815                         7      10.375           95    $80,767.01        7/1/13        2        715

2672173           Meheula                      HI         121           14    $60,000.00        8/7/98            $640,000.00

8539041           2063 Omea Place              01         120            1   $800,000.00                                26
Honolulu          96821                         5       8.875           88    $60,000.00        9/1/08        2        750


2672181           McCoy                        MD         181           04    $24,100.00       7/28/98            $204,950.00
                  630 Andrew Hill Road         01         179            1   $241,155.00                                27
8539058
Arnold            21002                         7        9.25           95    $24,100.00        8/1/13        2        777

2672183           Vanmeter                     VA         181           09    $58,700.00       7/15/98            $176,150.00

8539272           7302 Outhaul Lane            01         179            1   $234,900.00                                47
                                                                       100
Burke             22015                         7       9.125                 $58,668.76        8/1/13        2        722




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2672184           Groh                         DC         181           14    $87,700.00        6/5/98            $468,000.00

8542870           4950 Hillbrook Lane          01         178            1   $585,000.00                                45
Washington        20016                         7                       95    $87,664.20                      2        768
                                                       10.375                                   7/1/13

2672190           Duckworth                    VA         181           14    $29,700.00       7/30/98            $158,400.00

8539090           103 James Drive SouthWest    01         179            1   $198,000.00                                32
Vienna            22180                         6       8.375           95    $29,616.98        8/1/13        2        778

2672191           Miller                       CA         181           14    $28,500.00       6/12/98            $227,150.00

8542888           4329 Townsend Avenue         01         178            1   $285,000.00                                31

Oakland           94602                         7       9.375           90    $28,485.61        7/1/13        2        719

2672192           Deller                       MD         181           09    $52,000.00       7/14/98            $208,000.00

8539223           7708 Shady Brook Lane        02         179            1   $260,000.00                                40
Gaithersburg      20879                         7       10.75          100    $51,980.42        8/1/13        2        680


2672197           Davis                        DC         181           16    $42,000.00       7/24/98            $224,000.00
8539249           1779 Church Street           01         179            1   $280,000.00                                49

Washington        20036                         7       10.25           95    $41,982.39        8/1/13        2        734

2672198           McClelland                   VA         181           14    $23,800.00       7/27/98            $202,300.00

8539280           608 North Wakefield Street   01         179            1   $238,000.00                                32
Arlington         22203                         6                       95    $23,739.41        8/1/13        2        769
                                                         9.55

2672203           Menon                        MD         181           09    $27,000.00       6/30/98            $144,000.00
                                               01
8542896           5311 Ivywood Drive North                178            1   $180,000.00                                23
Frederick         21703                         7       9.375           95    $26,986.36        7/1/13        2        714

2672205           Gulledge                     CA         181           09    $58,500.00        6/4/98            $468,000.00

8542904           584 Grimsby Lane             01         178            1   $585,000.00                                26

Danville          94506                         7       9.375           90    $58,470.45        7/1/13        2        717

2672213           Peters                       CA         181           14    $50,150.00        8/1/98            $227,150.00

8539397           13830 Fontanelle Place       01         180            1   $291,932.00                                44
San Diego         92128                         6       9.875           95    $50,150.00        9/1/13        2        721


2672214           Sanchez                      CA         181           09    $50,000.00        8/7/98            $510,427.00
8540239           31851 Via Pavo Real          02         180            1   $640,000.00                                35

Coto De Caza Area 92679                         6       9.625           88    $50,000.00        9/1/13        2        757

2672216           Moeller                      CA         181           14    $71,200.00       6/10/98            $356,250.00

8542912           245 Edgehill Drive           01         178            1   $475,000.00                                31
San Carlos        94070                         7       9.375           90    $71,164.04        7/1/13        2        756


2672217           Kraft                        MD         181           14    $16,900.00        8/6/98            $143,775.00
                  121 Myrtle Leaf Circle       01         180            1   $169,150.00                                34
8539413
Laplata           20646                         7       10.32           95    $16,900.00        9/1/13        2        683

2672227           Hayes                        MD         181           14    $26,700.00       6/29/98            $213,600.00

8542920           9232 Parkhill Drive          01         178            1   $267,000.00                                24
                                                                        90
Bethesda          20814                         7       9.375                 $26,686.51        7/1/13        2        736




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2672230           Miller                       MD         181        RFC01    $15,300.00       7/24/98            $130,050.00

8539504           12 Ashford Court             01         179            1   $153,000.00                                25
Annapolis         21403                         7                       95    $15,292.85                      2        692
                                                         9.75                                   8/1/13

2672238           Behan                        CA         181           14    $48,750.00        8/4/98            $260,000.00

8539538           581 Devonwood Road           01         180            1   $325,000.00                                40
Altadena Area     91001                         7      12.125           95    $48,750.00        9/1/13        2        659

2672242           Alexander                    MD         181           14    $29,950.00       7/17/98            $159,900.00

8539553           12606 Arcus Court            01         179            1   $199,900.00                                30

Upper Marlboro    20772                         7        9.75           95    $29,950.00        8/1/13        2        748

2672249           Hill                         MD         181           14    $14,000.00        6/2/98            $112,000.00

8542938           536 Calvin Lane              01         178            1   $145,000.00                                38
Rockville         20851                         7       9.375           87    $13,818.05        7/1/13        2        691


2672250           Bento Jr.                    CA         181           14    $49,200.00       8/11/98            $262,400.00
8539587           24841 Largo Drive            01         180            1   $328,000.00                                44

Laguna Hills      92653                         6      11.375           95    $49,200.00        9/1/13        2        664

2672251           Campbell                     MD         181           09    $24,250.00       7/31/98            $206,100.00

8539579           5465 Hunting Horn Drive      01         179            1   $242,500.00                                33
Ellicott City     21043                         7                       95    $24,250.00        8/1/13        2        688
                                                        10.82

2672255           Dart                         UT          61           14    $19,000.00       7/27/98             $42,759.00
                                               02
8541864           275 Crestview Drive                      59            1   $130,000.00                                33
Tooele            84074                         4        9.25           48    $18,749.74        8/1/03        2        715

2672263           Moore                        VA         181           14    $28,500.00       6/24/98            $227,150.00

8542946           4708 Marymead Drive          01         178            1   $287,000.00                                36

Fairfax           22030                         7       9.375           90    $27,985.61        7/1/13        2        747

2672264           Young                        CA         181           14    $40,000.00        8/7/98            $227,150.00

8539611           330 Garfield Avenue          02         180            1   $285,000.00                                32
Placentia         92870                         6        11.5           94    $40,000.00        9/1/13        2        705


2672265           Deblasio                     MD         181        RFC01    $15,100.00       7/27/98            $120,800.00
8539637           6221 Manchester Way          01         179            1   $151,000.00                                18

Elkridge          21227                         7        9.25           90    $15,092.17        8/1/13        2        753

2672267           Holst                        CA         181           14    $19,800.00        6/3/98            $158,800.00

8542953           14117 Palm Avenue            01         178            1   $198,500.00                                36
Bakersfield       93312                         7       9.375           90    $19,690.00        7/1/13        2        768


2672269           Morgun                       MD         181           14    $24,400.00       6/18/98            $122,250.00
                  4 Harrod Court               01         178            1   $163,000.00                                30
8542961
Reisterstown      21136                         7       9.375           90    $24,387.68        7/1/13        2        753

2672304           Howard                       CA         181           14    $48,900.00       6/22/98            $391,200.00

8542409           3368 Green Meadow Drive      01         178            1   $489,000.00                                40
                                                                        90
Danville          94506                         6       9.375                 $48,772.03        7/1/13        2        737




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2672353           Jacoby                       NJ         181           14    $35,800.00        6/3/98            $286,400.00

8542987           44 Genesse Avenue            01         178            1   $358,000.00                                29
Oceanport         07757                         7                       90    $35,781.92                      2        750
                                                        9.375                                   7/1/13

2672355           Mulaire                      VA         181           09    $18,800.00        6/5/98            $302,000.00

8542979           11605 Auburn Grove Court     01         178            1   $377,500.00                                43
Reston            20194                         7       9.375           85    $18,790.51        7/1/13        2        779

2672363           Jamkhedkar                   CA         181           14    $52,000.00       6/10/98            $277,600.00

8542995           7695 Topaz Circle            01         178            1   $347,000.00                                31

Dublin            94568                         7      10.375           95    $51,978.76        7/1/13        2        710

2672365           Vasquez                      FL         181           09    $22,500.00       8/12/98            $120,000.00

8540320           10180 Breezeway Place        02         180            1   $150,000.00                                49
Boca Raton        33428                         7      11.375           95    $22,500.00        9/1/13        2        743


2672367           Utterback                    CA         181           14    $96,000.00       8/14/98            $224,000.00
8540742           1411  Rancho Hills DR        01         180            1   $320,000.00                                36

Chino Hills       91709                         7       10.55          100    $96,000.00        9/1/13        2        771

2672368           Mcnamara                     FL         181           14    $32,250.00       8/19/98            $161,200.00

8541534           4055  Conway PL              01         180            1   $215,000.00                                45
Orlando           32812                         7                       90    $32,250.00        9/1/13        2        721
                                                        9.175

2672369           Erwin                        OH         181           14    $10,000.00       8/14/98             $56,500.00
                                               02
8540767           226 North Burgess Avenue                180            1    $75,000.00                                16
Columbus          43204                         6      10.025           89    $10,000.00        9/1/13        2        727

2672372           Curtis                       FL         181           14    $30,000.00       8/14/98             $97,287.00

8541336           180  Tollgate Trl.           02         180            1   $160,000.00                                45

Longwood          32750                         6       9.775           80    $30,000.00        9/1/13        2        732

2672374           Ford                         CA         181           14    $32,000.00       8/14/98            $121,000.00

8541518           7045  Hickory LN             02         180            1   $170,000.00                                38
Orangevale        95662                         6       10.05           90    $30,913.91        9/1/13        2        660


2672377           Smith                        CA         181           14    $50,000.00       8/13/98            $229,000.00
8540700           25532  Orchard Rim LN        02         180            1   $312,000.00                                41

Lake Forest       92630                         7      11.275           90    $50,000.00        9/1/13        2        669

2672381           Mark                         CA         181           14    $48,900.00       8/13/98            $415,600.00

8540635           2211  Navy ST                01         180            1   $489,000.00                                46
Santa Monica      90405                         7       11.65           95    $48,900.00        9/1/13        2        760


2672382           Malphus                      FL         181           14    $22,700.00       8/14/98            $101,300.00
                  1702 SouthEast 13th          02         180            1   $124,000.00                                23
8540643
Cape Coral        33990                         6      11.525          100    $22,700.00        9/1/13        2        701

2672383           Maldonado                    CA         181           09    $47,350.00       8/12/98            $227,150.00

8540676           23619  Clearidge DR          02         180            1   $305,000.00                                38
                                                                        90
Valencia Area     91354                         7      11.275                 $47,350.00        9/1/13        2        695




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2672385           Edwards                      OR         181           09    $34,800.00       8/10/98            $185,000.00

8540510           9885 SouthEast Plover        02         180            1   $232,000.00                                45
Portland          97236                         7                       95    $34,800.00                      2        708
                                                         10.4                                   9/1/13

2672386           Maravich                     CA         181           09    $32,500.00       8/12/98            $320,000.00

8540577           30246  Anamonte              02         180            1   $400,000.00                                42
Laguna Niguel     92677                         6      11.025           89    $32,500.00        9/1/13        2        713

2672387           Echols                       CA         181           14    $12,000.00        8/7/98            $199,200.00

8541500           2654  Tamalpais DR           02         180            1   $249,000.00                                22

Pinole            94564                         6      10.525           85    $12,000.00        9/1/13        2        646

2672390           Barton                       CA         181        RFC01    $24,200.00       8/13/98            $114,000.00

8541559           160  Holiday Hills DR        01         180            1   $142,500.00                                27
Martinez          94553                         7       11.05           97    $24,200.00        9/1/13        2        763


2672392           Crowder                      CO         181           14    $66,000.00       7/17/98            $256,000.00
8541641           6860  Peppertree DR          02         179            1   $322,000.00                                42

Niwot             80544                         6      10.775          100    $65,702.19        8/1/13        2        694

2672396           Jennings                     MD         181           14    $32,200.00       6/30/98            $172,000.00

8543001           7413 Oskaloosa Drive         01         178            1   $215,000.00                                40
Rockville         20855                         7                       95    $32,183.88        7/1/13        2        792
                                                        9.375

2672398           Crawford, Jr.                MD         181           04    $18,850.00       7/17/98            $160,600.00
                                               01
8540023           1404 Peregrine Path                     179            1   $188,963.00                                33
Arnold            21012                         7       11.25           95    $18,850.00        8/1/13        2        676

2672403           Nguyen                       CA         181           14    $74,200.00       6/22/98            $481,500.00

8543019           655 Island Place             01         178            1   $642,000.00                                46

Redwood City      94065                         7       9.375           87    $74,124.76        7/1/13        2        714

2672406           Kahler                       VA         181           14    $42,000.00       6/25/98            $224,000.00

8543027           1324 Harrison Street North   01         178            1   $280,000.00                                44
Arlington         22205                         7      10.375           95    $41,982.83        7/1/13        2        717


2672408           Johnson                      MD         181           14    $37,500.00       7/30/98            $318,750.00
8540486           6518 River Run               01         179            1   $375,000.00                                31

Columbia          21044                         6        9.75           95    $37,500.00        8/1/13        2        799

2672409           Murray                       CA         182           14    $99,900.00       9/30/97            $235,019.00

8543035           1738 Alameda Avenue          01         170            1   $380,000.00                                30
Alameda           94501                         7       11.49           89    $99,679.05       11/1/12        2        705


2672410           Lee                          VA         181           14    $62,500.00        7/2/98            $500,000.00
                  12178 Brecknock Street       01         179            1   $625,000.00                                34
8541906
Oakton            22124                         7         9.5           90    $62,469.26        8/1/13        2        660

2672411           Kumta                        NJ         181           09    $44,600.00       6/24/98            $223,150.00

8543043           11 Dorchester Court          01         178            1   $297,581.00                                37
                                                                        90
Old Bridge        07747                         7       9.625                 $44,557.09        7/1/13        2        745




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2672420           Palmquist                    VA         181           09    $58,000.00       6/29/98            $309,600.00

8543050           13110 Anvil Place            01         178            1   $387,000.00                                37
Herndon           20171                         7                       95    $57,976.32                      2        766
                                                       10.375                                   7/1/13

2672421           Atkinson                     UT         181           14    $47,000.00        8/7/98             $58,095.00

8540288           1007 Fishburn Drive          02         180            1   $130,000.00                                25
Brigham City      84302                         6         9.5           81    $47,000.00        9/1/13        2        772

2672424           Nuss                         CA         181           14    $22,400.00       6/10/98            $179,960.00

8543068           5149 Coral Court             01         178            1   $224,950.00                                37

Concord           94521                         7       9.375           90    $22,388.68        7/1/13        2        740

2672426           Coleman                      DC         181           16    $35,500.00       7/31/98            $301,250.00

8540114           2742 Woodley Place           01         179            1   $355,000.00                                23
Washington        20009                         7       11.75           95    $35,500.00        8/1/13        2        769


2672428           Paschall                     MD         181           09    $27,000.00       6/26/98            $216,000.00
8543076           523 Jordan Pond Lane         01         178            1   $270,000.00                                39

Bowie             20721                         7       8.875           90    $26,969.63        7/1/13        2        714

2672432           Cunningham                   CA         181           09    $49,700.00        8/5/98            $265,500.00

8540155           7799 Paxton Court            01         180            1   $331,900.00                                35
Goleta            93117                         7                       95    $49,700.00        9/1/13        2        730
                                                        10.25

2672436           Politan                      NJ         181           14    $46,200.00       6/29/98            $693,750.00
                                               01
8543084           28 Seminole Way                         178            1   $925,000.00                                23
Millburn          07078                         7       9.375           80    $46,153.16        7/1/13        2        713

2672444           Byles                        DC         181           14    $43,500.00      11/28/97            $232,000.00

8543092           3701 Chesapeake Street       01         171            1   $290,000.00                                39

Washington        20008                         7      10.625           95    $43,111.64       12/1/12        2        730

2672455           Hale                         MD         181           09    $19,450.00       7/28/98            $165,500.00

8540296           8023 High Oak Road           01         179            1   $194,749.00                                38
Glen Burnie       21060                         7        9.25           95    $19,429.74        8/1/13        2        736


2672456           Podrabinnik                  MD         181           14    $33,500.00        6/5/98            $268,000.00
8543100           13604 Aqua Lane              01         178            1   $335,000.00                                25

Rockville         20850                         7       9.375           90    $33,483.08        7/1/13        2        759

2672492           Fisheer                      CA         181           14    $30,000.00       8/12/98            $136,190.00

8540387           2044 Langley Street          02         180            1   $175,000.00                                41
Oxnard            93033                         6      10.675           95    $29,665.12        9/1/13        2        718


2672588           Lewis                        DC         181           04    $34,950.00       7/23/98            $186,400.00
                  3295b Sutton Place           01         179            1   $233,000.00                                37
8541575
Washington        20016                         7          10           95    $34,934.54        8/1/13        2        730

2672606           Magrino                      VA         181           14    $38,500.00       7/20/98             $85,119.00

8540411           2005 Stoney Creek Drive      02         179            1   $130,000.00                                30
                                                                        96
Fredericksburg    22407                         6       11.75                 $38,421.09        8/1/13        2        661




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2672617           Meinhoz                      DC         181           14    $51,050.00        8/3/98            $272,400.00

8540478           2338 King Place NorthWest    01         180            1   $340,500.00                                40
Washington        20007                         7                       95    $51,050.00                      2        700
                                                         9.75                                   9/1/13

2672627           Kittel                       OH         181           14    $73,950.00        8/7/98            $172,550.00

8540502           223 South Cassingham Road    01         180            1   $246,500.00                                43
Columbus          43209                         7       11.32          100    $73,950.00        9/1/13        2        680

2672628           Hasan                        MD         181           14    $37,500.00       7/31/98            $199,950.00

8540569           704 Loch Ness Circle         01         179            1   $249,999.00                                21

Fort Washington   20744                         7        9.75           95    $37,482.51        8/1/13        2        757

2672639           Ali                          VA         181           09    $69,850.00       7/13/98            $163,000.00

8540619           46398 Blue Stem Court        01         179            1   $232,900.00                                38
Sterling          20165                         7       10.92          100    $69,850.00        8/1/13        2        695


2672640           Bourdet                      TX         181           09    $25,000.00       8/14/98            $100,000.00
8541849           5939  Heather View           01         180            1   $125,000.00                                42

San Antonio       78249                         6        9.99          100    $25,000.00        9/1/13        2        748

2672641           Daly                         VA         181        RFC01    $23,400.00       8/20/98             $93,600.00

8541880           14255  Heritage Cross LN     01         180            1   $117,000.00                                45
Centreville       22020                         7                      100    $23,400.00        9/1/13        2        698
                                                        11.65

2672644           Dini                         TX         181           14    $23,200.00       8/18/98             $92,700.00
                                               01
8542011           2205  Deverne ST                        180            1   $115,900.00                                33
Austin            78704                         6        9.99          100    $23,200.00        9/1/13        2        697

2672645           Gruvman                      WA         181           14    $11,500.00       8/11/98             $84,000.00

8541807           1409  Everett ST             02         180            1   $105,000.00                                42

Sumner            98390                         7      12.025           91    $11,500.00        9/1/13        2        662

2672646           Dean                         CA         181           14    $41,000.00       8/11/98            $154,000.00

8541781           224  Bittercreek DR          02         180            1   $195,000.00                                36
Folsom            95630                         6      11.025          100    $41,000.00        9/1/13        2        705


2672647           Piper                        CA         181           14    $43,500.00       8/14/98            $232,000.00
8540916           839  San Ramon AVE           01         180            1   $290,000.00                                45

Sunnyvale         94086                         7       12.05           95    $43,500.00        9/1/13        2        665

2672648           Fox                          FL         181           14    $10,000.00       8/20/98             $71,000.00

8540924           3807  Dunes RD               01         180            1    $90,000.00                                33
Palm Beach        33410                         6        10.3           90    $10,000.00        9/1/13        2        664


2672649           Spangler                     CA         181           14    $28,250.00       8/13/98            $150,800.00
                  6932  Royer AVE              01         180            1   $188,500.00                                40
8541815
Los Angeles       91307                         7        10.9           95    $28,250.00        9/1/13        2        690

2672650           Miller                       TX         181           14    $14,000.00       8/19/98            $144,000.00

8540932           3429  Windridge DR           01         180            1   $180,000.00                                44
                                                                        88
Garland           75043                         6        9.99                 $14,000.00        9/1/13        2        663




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2672652           Shannon                      CA         181           14    $31,450.00       8/12/98            $167,950.00

8540973           3405  Corpus Christi AVE     01         180            1   $209,950.00                                36
Simi Valley       93063                         6                       95    $31,450.00                      2        754
                                                          9.9                                   9/1/13

2672653           Kjelden                      OR         181           14    $21,800.00       8/12/98             $87,200.00

8540999           190 NorthEast 193rd Avenue   01         180            1   $109,000.00                                42
Portland          97230                         7        11.4          100    $21,800.00        9/1/13        2        768

2672654           Sander                       CA         181           14    $43,450.00       8/10/98            $231,900.00

8541021           779  Maplewood CT            01         180            1   $289,900.00                                44

Thousand Oaks     91320                         7       10.15           95    $43,450.00        9/1/13        2        771

2672655           Tsien                        CA         181           14    $70,000.00       8/11/98            $257,000.00

8541674           701 N Granada AVE            02         180            1   $345,000.00                                49
Alhambra          91801                         6      10.525           95    $70,000.00        9/1/13        2        724


2672656           Weterrings                   CA         181           14    $50,400.00       8/14/98            $268,800.00
8541716           12302  Idaho AVE             01         180            1   $336,000.00                                44

Los Angeles       90025                         7      10.675           95    $50,400.00        9/1/13        2        768

2672657           Holmes                       CA         181           14    $32,000.00       8/12/98            $368,000.00

8541724           2665  Cabot CT               02         180            1   $460,000.00                                38
Fremont           94536                         6                       87    $32,000.00        9/1/13        2        681
                                                       11.025

2672667           Lynch                        DC         181           04    $56,250.00       7/24/98            $300,000.00
                                               01
8540817           1628 S Street NorthWest                 179            1   $375,000.00                                39
Washington        20009                         7       10.25           95    $56,226.41        8/1/13        2        720

2672671           Tracy                        GA         180           09    $39,190.00       8/14/98            $313,500.00

8541344           4460 Burgess Hill Lane       01         179            1   $391,900.00                                44

Alpharetta        30022                         7       8.875           90    $39,168.02       8/14/13        2        700

2672683           Bloom                        VA         181           09   $150,000.00       6/30/98            $650,000.00

8541310           893 Chinquapin Road          01         178            1   $950,901.00                                34
McLean            22102                         7       8.875           85   $149,745.85        7/1/13        2        666


2672689           Lemus                        CA         181           14    $16,800.00       7/23/98             $89,600.00
8540866           6315 Pierce Avenue           01         179            1   $112,000.00                                39

Whittier          90601                         7       11.25           95    $16,794.32        8/1/13        2        710

2672693           Victor                       VA         181           09    $29,550.00       7/23/98            $157,600.00

8540775           5436 Tree Line Drive         01         179            1   $197,000.00                                36
Centreville       20120                         7       8.625           95    $29,532.55        8/1/13        2        766


2672699           Wagner                       WA         182           14    $30,100.00       7/31/98            $160,750.00
                  1139 21st Street Court       01         180            1   $200,950.00                                29
8540957
Puyallup          98371                         6       10.05           95    $30,100.00        9/1/13        2        758

2672702           Malaga                       MD         181           14    $27,650.00       7/30/98            $147,000.00

8540940           13705 Loree Lane             01         179            1   $184,500.00                                39
                                                                        95
Rockville         20853                         7       9.125                 $27,635.29        8/1/13        2        706




Loan Number:      Borrower:             State      Orig Term: Prop Type:   Credit         Note Date:   Margin:   Sr

Sevicer Loan      Address:              Zip Code:  Rem Term:  Occp Code:  Appr Value:     Teas Exp:    Ceiling   Debt
CITY:             Purpose:              Prod Code: Curr       CLTV:       Prin            Maturity     Lien       FICO:

2672706           Kaloi                        VA         181           14    $29,150.00       7/31/98            $155,600.00

8541666           5803 Helmsdale Lane          01         179            1   $194,500.00                                33
Alexandria        22315                         6                       95    $29,073.83                      2        732
                                                        9.125                                   8/1/13

2672737           Battle                       DC         181           04    $29,400.00       7/15/98            $156,800.00

8541773           1720 South Street            01         179            1   $196,000.00                                29
Washington        20009                         7        9.75           95    $29,386.29        8/1/13        2        762

9420581           Walter                       CA         180           14    $50,000.00      10/18/95            $126,000.00

0181115           7570 Maple Avenue            02         145            1   $204,000.00                                43

Fontana           92336                         6       12.55           87    $42,177.71      10/25/10        2        649




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                                   EXHIBITS


                           (Intentionally Omitted)